JUNE 30, 2002

MASSMUTUAL FUNDS
INSTITUTIONAL FUNDS
SEMIANNUAL REPORT

[MASSMUTUAL LOGO]

[GRAPHIC]

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                         1

MASSMUTUAL MONEY MARKET FUND
   (FORMERLY KNOWN AS MASSMUTUAL PRIME FUND)
    Portfolio Manager Report                                                   4
    Portfolio of Investments                                                   6
    Financial Statements                                                       8

MASSMUTUAL SHORT-DURATION BOND FUND
    Portfolio Manager Report                                                  13
    Portfolio of Investments                                                  16
    Financial Statements                                                      19

MASSMUTUAL CORE BOND FUND
    Portfolio Manager Report                                                  24
    Portfolio of Investments                                                  27
    Financial Statements                                                      33

MASSMUTUAL DIVERSIFIED BOND FUND
    Portfolio Manager Report                                                  38
    Portfolio of Investments                                                  40
    Financial Statements                                                      44

MASSMUTUAL BALANCED FUND
    Portfolio Manager Report                                                  49
    Portfolio of Investments                                                  52
    Financial Statements                                                      60

MASSMUTUAL CORE VALUE EQUITY FUND
    Portfolio Manager Report                                                  65
    Portfolio of Investments                                                  68
    Financial Statements                                                      74

MASSMUTUAL FUNDAMENTAL VALUE FUND
    Portfolio Manager Report                                                  79
    Portfolio of Investments                                                  81
    Financial Statements                                                      83

MASSMUTUAL VALUE EQUITY FUND
    Portfolio Manager Report                                                  87
    Portfolio of Investments                                                  89
    Financial Statements                                                      92

MASSMUTUAL LARGE CAP VALUE FUND
    Portfolio Manager Report                                                  96
    Portfolio of Investments                                                  98
    Financial Statements                                                     100

MASSMUTUAL INDEXED EQUITY FUND
    Portfolio Manager Report                                                 104
    Portfolio of Investments                                                 107
    Financial Statements                                                     112

MASSMUTUAL BLUE CHIP GROWTH FUND
    Portfolio Manager Report                                                 117
    Portfolio of Investments                                                 119
    Financial Statements                                                     122

MASSMUTUAL LARGE CAP GROWTH FUND
    Portfolio Manager Report                                                 126
    Portfolio of Investments                                                 128
    Financial Statements                                                     129

MASSMUTUAL GROWTH EQUITY FUND
    Portfolio Manager Report                                                 133
    Portfolio of Investments                                                 135
    Financial Statements                                                     137


MASSMUTUAL AGGRESSIVE GROWTH FUND
    Portfolio Manager Report                                                 142
    Portfolio of Investments                                                 144
    Financial Statements                                                     146

MASSMUTUAL OTC 100 FUND
    Portfolio Manager Report                                                 150
    Portfolio of Investments                                                 152
    Financial Statements                                                     154

MASSMUTUAL FOCUSED VALUE FUND
    Portfolio Manager Report                                                 158
    Portfolio of Investments                                                 161
    Financial Statements                                                     162

MASSMUTUAL SMALL COMPANY VALUE FUND
    Portfolio Manager Report                                                 166
    Portfolio of Investments                                                 169
    Financial Statements                                                     172

MASSMUTUAL SMALL CAP EQUITY FUND
   (FORMERLY KNOWN AS MASSMUTUAL SMALL CAP VALUE EQUITY FUND)
    Portfolio Manager Report                                                 176
    Portfolio of Investments                                                 179
    Financial Statements                                                     181

MASSMUTUAL MID CAP GROWTH EQUITY FUND
    Portfolio Manager Report                                                 186
    Portfolio of Investments                                                 188
    Financial Statements                                                     190

MASSMUTUAL MID CAP GROWTH EQUITY II FUND
    Portfolio Manager Report                                                 195
    Portfolio of Investments                                                 197
    Financial Statements                                                     200

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND
    Portfolio Manager Report                                                 204
    Portfolio of Investments                                                 206
    Financial Statements                                                     209

MASSMUTUAL SMALL COMPANY GROWTH FUND
    Portfolio Manager Report                                                 214
    Portfolio of Investments                                                 216
    Financial Statements                                                     219

MASSMUTUAL EMERGING GROWTH FUND
    Portfolio Manager Report                                                 223
    Portfolio of Investments                                                 225
    Financial Statements                                                     228

MASSMUTUAL INTERNATIONAL EQUITY FUND
    Portfolio Manager Report                                                 232
    Portfolio of Investments                                                 235
    Financial Statements                                                     237

MASSMUTUAL OVERSEAS FUND
    Portfolio Manager Report                                                 242
    Portfolio of Investments                                                 244
    Financial Statements                                                     247

NOTES TO FINANCIAL STATEMENTS                                                251

MASSMUTUAL INSTITUTIONAL FUNDS -- LETTER TO SHAREHOLDERS

                                                                  August 1, 2002

TO OUR SHAREHOLDERS

[PHOTO OF FREDERICK C. CASTELLANI]
"A BEAR MARKET, BUT OPPORTUNITIES EXIST."

THE BEAR RETURNS WITH A VENGEANCE

The first half of 2002 brought deflated expectations for a rapid recovery in the economy and stock prices. Lackluster corporate capital spending, a declining U.S. dollar, global political unrest and the recurring threat of more terrorist strikes all had investors on edge during the period. Moreover, a crisis of confidence in corporate management, which surfaced in the fall of 2001 during the Enron scandal and gathered momentum throughout the period as more well-known companies were implicated in accounting controversies, further damaged investor sentiment.

Perhaps the biggest shock was the news that long-distance telephone service provider WorldCom allegedly hid almost $4 billion dollars of expenses over two years, which would constitute one of the largest-ever cases of accounting fraud. The stock immediately plunged to virtually worthless levels on the news. Other companies either under investigation or already penalized for questionable accounting tactics included Qwest Communications, Global Crossing, Xerox, AOL Time Warner, Adelphia Communications, Tyco International, Dynegy, El Paso Corp., Williams Cos. and Halliburton, among others. High-profile CEOs who were forced to resign under the suspicion of bending the rules for their personal benefit also made news, including the former heads of Tyco, Imclone Systems and Adelphia--Dennis Kozlowski, Sam Waksal and John Rigas, respectively.

Unfortunately, investors' skepticism extended beyond corporate CEOs and CFOs to the very firms responsible for policing financial statements and offering unbiased investment recommendations. In June, former Enron auditor Arthur Andersen was found guilty of obstructing justice because its employees shredded sensitive Enron documents. Meanwhile, brokerage giant Merrill Lynch paid $100 million to settle charges by the New York Attorney General's office that the company's analysts issued bullish public opinions about companies that they privately ridiculed in order to win investment banking business from those firms.

The cumulative effect of these developments drove all of the major stock indexes sharply lower, with the worst damage occurring in May and June. For the first six months of the year, the S&P 500 Index fell 13.15%, while the Dow Jones Industrial Average, a measure of the performance of Old Economy stocks, finished with a loss of 6.87%. The NASDAQ Composite Index reflected the carnage in the technology sector and growth stocks generally, plunging 24.98%. The Russell 2000 Index, a barometer of the relatively resilient small-cap market, gave up 4.70%. The Morgan Stanley Capital International EAFE Index declined 1.62%, as foreign stocks fell in sympathy with the U.S. market but were more insulated from the numerous scandals worrying U.S. investors.

Once again, value clearly outperformed growth. For example, the Russell 2000 Value Index, encompassing the small-cap value market, gained 7.26% during the six-month period, compared with a 17.35% loss for the Russell 2000 Growth Index, which measures the growth side of the small-cap universe. Small-caps outperformed larger stocks for most of the period, with the exception of May, when the Russell 2000 Growth Index and the Russell 2000 Value Index both underperformed their large-cap counterparts.

The weakness of the U.S. dollar merits mention as an important negative influence on stocks during the period. Much of the resilience in U.S. share prices during the late 1990s bull market was due to buying by foreign investors, who were comfortable with U.S. investments in part because of a strong dollar. Conversely, a weakening dollar provided a powerful incentive for foreigners to repatriate their investment funds--that is, to bring them back home rather than risk the double whammy of falling U.S. share prices and dollar weakness.

Ironically, the economy appeared to be on the mend during this treacherous period. First-quarter growth of GDP--the total value of goods and services produced in the U.S. economy--was a robust 5.0%, while early estimates for second-quarter growth were at the more subdued 1.1% mark. Industrial production appeared to be rebounding, the housing market remained healthy due to low interest rates and consumer confidence stayed at reasonably benign levels.

The Federal Reserve Board kept short-term interest rates steady while shifting in March from an easing bias to a neutral one. While this change prompted some initial speculation that the Fed might begin raising rates as early as its May meeting, such concerns quickly vanished amid the steady stream of unsettling revelations and rapidly falling share prices in the second quarter. In fact, some observers even suggested that if stocks continued to fall, the Fed's next move might be to lower rates again.

BONDS POST POSITIVE RETURNS BUT CORPORATES UNDERPERFORM

The bond market continued to provide a safe haven from the red ink plaguing stock investors. The Lehman Brothers Aggregate Bond Index, a measure of the performance of fixed-income securities taken primarily from the asset classes of Treasuries, mortgage-backed securities and corporate securities, finished the period with a 3.80% return, with most of that gain occurring in the second quarter. Treasuries had the best returns, as investors seeking safety favored the upper end of the credit quality spectrum. Yields rose and prices fell slightly in the first quarter, then reversed direction in the second quarter, when it became clearer that the economic recovery would be delayed longer than most investors had been expecting.

Corporate spreads, which narrowed somewhat at the beginning of the year, widened considerably in the second quarter and finished the period at levels typical of a recession. High-yield, or junk, bonds suffered most while investment-grade debt gave up less ground. Much of the damage was concentrated in the telecommunications and utilities sectors, where the large number of companies under investigation for accounting irregularities cast a shadow on the entire group.

LOOKING AHEAD

In the previous report we warned that stock prices might have gotten ahead of themselves given the earnings outlook at that time, and that earnings could have some catching up to do. Sadly, instead of earnings rising to support share prices, share prices fell to compensate for disappointing earnings. Moreover, the recent revelations of off-balance-sheet transactions and other aggressive accounting tactics have called into question the widespread use of pro forma financial statements to estimate earnings. These are fundamental challenges that cut across virtually all market sectors and will likely take a while to resolve.

By the same token, there are still plenty of companies with relatively straightforward corporate structures, understandable accounting methods, and favorable earnings growth prospects. As in any bear market, we believe that this one will offer many opportunities to purchase attractive stocks at bargain prices for those investors who remain disciplined and committed to a long-term investment program. Through our ongoing due diligence program, we will endeavor to make certain that the managers we have selected for our family of equity and fixed-income funds represent the cream of the crop. We--and they--pledge to do our utmost to preserve your participants' capital and make it grow over complete market cycles.

/s/ Frederick C. Castellani

Frederick C. Castellani
PRESIDENT
MASSMUTUAL INSTITUTIONAL FUNDS

MASSMUTUAL MONEY MARKET FUND -- PORTFOLIO MANAGER REPORT
(FORMERLY KNOWN AS MASSMUTUAL FUND)

NOTE TO SHAREHOLDERS:

Effective May 1, 2002, the MassMutual Prime Fund aligned its investment strategy with that of a traditional money market fund that seeks to maintain a $1.00 per share net asset value (NAV). To better reflect this strategy, the Fund also changed its name to the MassMutual Money Market Fund. The objective of the Fund remains unchanged.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL MONEY MARKET FUND?

The objectives and policies of the Fund are to:
- maximize current income consistent with liquidity and the preservation of capital
-  invest in a diversified portfolio of money market instruments
- invest in high quality debt instruments with remaining maturity not to exceed 397 days

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

The Fund's Class S shares had a return of 0.79%, a little short of the 0.88% return of 90-day Treasury bills.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

It was a period of relative tranquility for short-term rates compared with 2001, during which the Federal Reserve Board cut rates 11 times for a total of 475 basis points. In contrast, the first half of 2002 saw no adjustment of rates, up or down. Unfortunately, with rates near their historical lows, this meant that money market investors had meager returns.

The only shift during the period was in the Fed's bias, which in March moved from one favoring easing to a neutral stance. Initially, the bias change triggered speculation that there could be a rate hike as early as the central bank's May meeting. However, that fear receded as the economic recovery continued to fall short of expectations and the markets absorbed the shock of alleged accounting irregularities involving WorldCom, Qwest, Adelphia Communications and others. While low rates kept the housing market healthy and prompted consumers to keep spending freely, corporate capital spending remained lackluster, as companies delayed purchases of new computer hardware and software, among other things.

Once again, there was a relative scarcity of Tier 1 commercial securities, defined as those that have received the highest credit quality rating from at least two of the nationally recognized rating agencies. Consequently, we continued to have a heavy exposure to agency discount notes and, toward the end of the period, Treasury bills. The lack of high-quality commercial paper can be traced to several causes. For one thing, as companies slashed their capital spending budgets during the recession, there were fewer projects requiring funding with commercial paper. Additionally, low interest rates prompted many firms to move out further on the yield curve and meet their cash flow needs with longer-term debt, thereby locking in low rates. Moreover, in the wake of the Enron scandal, credit rating agencies took a harder look at corporate debt across the board, with the result that many issues were downgraded from Tier 1 to the less creditworthy Tier 2 status, making them ineligible for purchase by the Fund. Finally, the Fund's emphasis on greater diversification required us to take more, but smaller, positions, making it increasingly difficult to find enough commercial issuers that met our standards.

One significant development was the increase in the Fund's allocation of Treasury bills during the period, from 2% on December 31, 2001, to 28% on June 30, 2002. Meanwhile, our agency exposure dropped from 24% to 18%. Our desire to maintain adequate diversification and not have excessive exposure to agency issuers Fannie Mae and Freddie Mac led us to raise our Treasury bill weighting during this period.

WHAT IS YOUR OUTLOOK?

Our prediction in the previous report that 2002 would be a year of stability for interest rates has so far been on the mark. However, whereas most investors expected the next move in interest rates to be up, as we write this the stock market has just reached lows not seen since 1997 and fixed-income investors continue to punish any company that is tainted by even a hint of improper accounting procedures. As a result, there are some who feel that the Fed could actually cut rates again in an effort to rescue the markets. Even if rates hold steady over the short term, we expect that there will not be any substantive increases for quite a few months--until the Fed is convinced that the economy and the markets are out of danger. Over the longer term, we expect the furor over accounting to recede and interest rates to rise along with a strengthening economy, providing money market investors with healthier returns.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Money Market Fund Class S and 91-day Treasury Bills

MASSMUTUAL MONEY MARKET FUND
TOTAL RETURN

                                                  FIVE YEAR       SINCE INCEPTION
             YEAR TO DATE        ONE YEAR       AVERAGE ANNUAL    AVERAGE ANNUAL
           1/1/02 - 6/30/02  7/1/01 - 6/30/02  7/1/97 - 6/30/02  10/3/94 - 6/30/02
Class S         0.79%             2.32%             4.90%               5.09%
----------------------------------------------------------------------------------

91-Day
Treasury
Bills           0.88%             2.46%             4.67%               4.94%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

               CLASS S       T-BILLS
10/3/94        $10,000       $10,000
   6/95        $10,419       $10,420
   6/96        $10,982       $10,987
   6/97        $11,566       $11,565
   6/98        $12,193       $12,172
   6/99        $12,811       $12,746
   6/00        $13,548       $13,422
   6/01        $14,357       $14,179
   6/02        $14,689       $14,527

Hypothetical Investments in MassMutual Money Market Fund Class A, Class Y and 91-day Treasury Bills

MASSMUTUAL MONEY MARKET FUND
TOTAL RETURN

                                                                 SINCE INCEPTION
                               YEAR TO DATE        ONE YEAR       AVERAGE ANNUAL
                             1/1/02 - 6/30/02  7/1/01 - 6/30/02  1/1/98 - 6/30/02
Class A                            0.55%            1.82%              4.26%
Class Y                            0.75%            2.23%              4.73%
----------------------------------------------------------------------------------

91-Day
Treasury Bills                     0.88%            2.46%              4.60%

[CHART]

                CLASS A       CLASS Y        T-BILLS
1/1/1998        $10,000       $10,000        $10,000
    6/98        $10,230       $10,250        $10,258
    6/99        $10,683       $10,767        $10,742
    6/00        $11,239       $11,375        $11,311
    6/01        $11,850       $12,041        $11,949
    6/02        $12,065       $12,310        $12,243

Hypothetical Investments in MassMutual Money Market Fund Class L and 91-day Treasury Bills

MASSMUTUAL MONEY MARKET FUND
TOTAL RETURN

                                                                SINCE INCEPTION
                              YEAR TO DATE        ONE YEAR       AVERAGE ANNUAL
                            1/1/02 - 6/30/02  7/1/01 - 6/30/02  5/3/99 - 6/30/02
Class L                           0.69%             2.09%             4.42%
--------------------------------------------------------------------------------

91-Day
Treasury Bills                    0.88%             2.46%             4.47%

[CHART]

                CLASS L       T-BILLS
5/3/1999        $10,000       $10,000
    6/99        $10,073       $10,076
    6/00        $10,625       $10,610
    6/01        $11,230       $11,208
    6/02        $11,464       $11,484

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE 91-DAY TREASURY BILLS ARE UNMANAGED AND DO NOT INCUR EXPENSES. TREASURY BILLS ARE BACKED BY THE U.S. GOVERNMENT AND OFFER A FIXED RATE OF RETURN, WHILE THE FUND'S SHARES ARE NOT GUARANTEED. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL MONEY MARKET FUND -- PORTFOLIO OF INVESTMENTS
(FORMERLY KNOWN AS MASSMUTUAL PRIME FUND)

JUNE 30, 2002 (UNAUDITED)

                                                   PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
                                                --------------   --------------
SHORT-TERM INVESTMENTS -- 100.2%

COMMERCIAL PAPER -- 53.8%
Alcoa, Inc.
  1.750% 07/23/2002                             $    7,500,000   $    7,491,250
Anheuser-Busch
  Companies, Inc.
  1.720% 07/15/2002                                  3,400,000        3,397,401
BellSouth Corp.
  1.740% 07/01/2002                                 13,250,000       13,248,719
Caterpillar Financial
  Services Corp.
  1.910% 07/22/2002                                 15,040,000       15,021,648
ChevronTexaco Corp.
  1.720% 10/22/2002                                 11,000,000       10,939,561
Duke Energy Corp.
  1.730% 09/26/2002                                 14,500,000       14,437,984
Emerson Electric Co
  1.740% 08/21/200                                  27,030,000        7,011,991
Estee Lauder
  Companies, Inc.
  1.730% 08/06/2002                                 11,000,000       10,979,913
Gannett Co., Inc.
  1.750% 07/26/2002                                 13,435,000       13,417,367
General Dynamics Corp.
  1.840% 12/11/2002                                  6,355,000        6,301,406
General Dynamics Corp.
  1.920% 08/02/2002                                  6,080,000        6,068,975
The Gillette Co.
  1.740% 07/29/2002                                 14,600,000       14,578,830
Household Finance Corp.
  1.890% 09/06/2002                                 10,460,000       10,422,109
Johnson & Johnson
  1.730% 09/30/2002                                  8,900,000        8,860,224
Johnson & Johnson
  1.740% 08/14/2002                                  3,195,000        3,187,897
Kimberly-Clark Corp.
  1.740% 07/08/2002                                 10,000,000        9,995,650
Marsh & Mclennan
  Companies, Inc.
  1.820% 09/10/2002                                 15,000,000       14,944,641
The Mcgraw-Hill
  Companies, Inc.
  1.770% 08/19/2002                                 10,000,000        9,974,925
The Mcgraw-Hill
  Companies, Inc.
  1.810% 07/18/2002                                  4,915,000        4,910,305
Minnesota Mining
  & Manufacturing Co.
  1.730% 08/20/2002                                  6,290,000        6,274,282
Nestle Capital Corp.
  1.770% 10/31/2002                             $   13,200,000   $   13,119,524
Paccar, Inc.
  1.830% 07/10/2002                                 13,470,000       13,462,468
Pfizer, Inc.
  1.730% 07/08/2002                                  1,645,000        1,644,288
The Procter & Gamble Co.
  1.730% 07/16/2002                                  9,310,000        9,302,394
SBC Communications, Inc.
  1.770% 07/23/2002                                  5,300,000        5,293,746
SBC Communications, Inc.
  1.780% 07/18/2002                                  8,000,000        7,992,485
South Carolina
  Energy & GAS
  1.770% 07/19/2002                                  5,800,000        5,794,297
South Carolina
  Energy & Gas
  1.780% 07/19/2002                                  4,975,000        4,970,080
Toyota Motor Credit Corp.
  1.720% 08/09/2002                                  3,030,000        3,024,065
Toyota Motor Credit Corp.
  1.730% 07/09/2002                                  8,785,000        8,780,778
United Parcel Service, Inc.
  1.800% 10/01/2002                                 15,000,000       14,929,500
Wisconsin Electric
  Power Co.
  1.770% 07/17/2002                                  7,845,000        7,838,057
Wisconsin Gas Co.
  1.770% 07/12/2002                                  3,696,000        3,693,638
                                                                 --------------
                                                                    291,310,398
                                                                 --------------

DISCOUNT NOTES -- 18.4%
Federal Farm Credit Bank
  1.740% 07/30/2002                                 11,700,000       11,682,469
Federal Home Loan Bank
  1.750% 08/09/2002                                  7,050,000        7,035,949
Federal Home Loan Bank
  2.000% 08/28/2002                                  4,020,000        4,006,600
Federal Home Loan
  Mortgage Corp.
  1.750% 08/01/2002                                 13,450,000       13,428,424
Federal Home Loan
  Mortgage Corp.
  1.840% 07/31/2002                                 11,880,000       11,860,570
Federal Home Loan
  Mortgage Corp.
  1.990% 10/11/2002                                  8,300,000        8,252,285
Federal National
  Mortgage Association
  1.740% 07/24/2002                                 10,115,000       10,102,778
Federal National
  Mortgage Association
  1.750% 07/31/2002                             $      720,000   $      718,880
Federal National
  Mortgage Association
  1.790% 07/03/2002                                  2,835,000        2,835,117
Federal National
  Mortgage Association
  1.790% 08/07/2002                                 13,390,000       13,364,034
Federal National
  Mortgage Association
  2.050% 08/21/2002                                    880,000          881,230
Federal National
  Mortgage Association
  2.060% 09/09/2002                                  3,850,000        3,834,138
Federal National
  Mortgage Association
  2.160% 03/14/2003                                  5,170,000        5,089,968
Federal National
  Mortgage Association
  2.710% 03/07/2003                                  6,775,000        6,646,989
                                                                 --------------
                                                                     99,739,431
                                                                 --------------

U.S. TREASURY BILLS -- 28.0%
U.S. Treasury Bill
  1.635% 08/29/2002                                  9,450,000        9,423,820
U.S. Treasury Bill
  1.665% 08/22/2002                                  5,125,000        5,112,200
U.S. Treasury Bill
  1.680% 08/08/2002                                 14,615,000       14,587,719
U.S. Treasury Bill
  1.690% 07/05/2002                                  9,540,000        9,537,313
U.S. Treasury Bill
  1.690% 11/21/2002                                 12,150,000       12,067,296
U.S. Treasury Bill
  1.700% 07/25/2002                                 20,440,000       20,414,904
U.S. Treasury Bill
  1.700% 09/19/2002                                 13,100,000       13,049,274
U.S. Treasury Bill
  1.705% 07/11/2002                                  5,575,000        5,571,832
U.S. Treasury Bill
  1.725% 10/03/2002                                  8,065,000        8,027,901
U.S. Treasury Bill
  1.735% 12/12/2002                                 16,185,000       16,055,516
U.S. Treasury Bill
  1.745% 08/15/2002                                 16,840,000       16,801,635
U.S. Treasury Bill
  1.750% 09/05/2002                                  6,870,000        6,847,291

    The accompanying notes are an integral part of the financial statements.

                                        6

                                                   PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
                                                --------------   --------------

U.S. Treasury Bill
  1.780% 10/24/2002                             $    7,300,000   $    7,257,769
U.S. Treasury Bill
  1.815% 12/05/2002                                  7,150,000        7,092,684
                                                                 --------------
                                                                    151,847,154
                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)*                                                542,896,983
                                                                 --------------

TOTAL INVESTMENTS--100.2%

OTHER ASSETS/
(LIABILITIES)--(0.2%)                                                  (832,677)
                                                                 --------------

NET ASSETS--100.0%                                               $  542,064,306
                                                                 ==============

NOTES TO PORTFOLIO OF INVESTMENTS
* Aggregate cost for Federal tax purposes. (NOTE 7).

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MONEY MARKET FUND -- FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MASSMUTUAL PRIME FUND)

STATEMENT OF ASSETS AND LIABILITIES

                                                                                  JUNE 30, 2002
                                                                                   (UNAUDITED)
                                                                                  -------------
ASSETS:
      Short-term investments, at amortized cost (NOTE 2)                          $ 542,896,983
      Cash                                                                                4,341
      Receivables from:
          Interest                                                                       73,927
                                                                                  -------------
               Total assets                                                         542,975,251
                                                                                  -------------

LIABILITIES:
      Payables for:
          Dividends (NOTE 2)                                                            614,203
          Directors' fees and expenses (NOTE 3)                                           7,974
          Affiliates (NOTE 3):
               Investment management fees                                               145,664
               Administration fees                                                       67,755
               Service fees                                                              50,097
      Accrued expense and other liabilities                                              25,252
                                                                                  -------------
               Total liabilities                                                        910,945
                                                                                  -------------
      NET ASSETS                                                                  $ 542,064,306
                                                                                  =============

NET ASSETS CONSIST OF:
      Paid-in capital                                                             $ 542,189,083
      Distributions in excess of net investment income                                   (5,570)
      Accumulated net realized loss on investments                                     (119,207)
                                                                                  -------------
                                                                                  $ 542,064,306
                                                                                  =============

NET ASSETS:
      Class A                                                                     $  78,310,141
                                                                                  =============
      Class L                                                                     $  54,774,463
                                                                                  =============
      Class Y                                                                     $  92,674,840
                                                                                  =============
      Class S                                                                     $ 316,304,862
                                                                                  =============

SHARES OUTSTANDING:
      Class A                                                                        78,310,141
                                                                                  =============
      Class L                                                                        54,774,463
                                                                                  =============
      Class Y                                                                        92,674,840
                                                                                  =============
      Class S                                                                       316,304,862
                                                                                  =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A                                                                     $        1.00
                                                                                  =============
      Class L                                                                     $        1.00
                                                                                  =============
      Class Y                                                                     $        1.00
                                                                                  =============
      Class S                                                                     $        1.00
                                                                                  =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                              SIX MONTHS ENDED
                                                                               JUNE 30, 2002
                                                                                (UNAUDITED)
                                                                              ----------------
INVESTMENT INCOME: (NOTE 2)
      Interest                                                                  $   5,803,082
                                                                                -------------

EXPENSES: (NOTE 2)
      Investment management fees (NOTE 3)                                             975,363
      Custody fees                                                                     25,734
      Shareholder reporting fees                                                       14,899
      Audit and legal fees                                                             14,443
      Directors' fees (NOTE 3)                                                          6,349
                                                                                -------------
                                                                                    1,036,788
      Administration fees (NOTE 3):
          Class A                                                                     137,097
          Class L                                                                      88,819
          Class Y                                                                      83,078
          Class S                                                                     135,892
      Service fees (NOTE 3):
          Class A                                                                     103,143
                                                                                -------------
               Total expenses                                                       1,584,817
                                                                                -------------
               NET INVESTMENT INCOME                                                4,218,265
                                                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on investment transactions                                     (6,002)
      Net change in unrealized appreciation (depreciation) on investments              51,558
                                                                                -------------
               NET REALIZED AND UNREALIZED GAIN                                        45,556
                                                                                -------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $   4,263,821
                                                                                =============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS ENDED
                                                                                         JUNE 30, 2002            YEAR ENDED
                                                                                          (UNAUDITED)         DECEMBER 31, 2001
                                                                                       -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                                                            $       4,218,265      $      22,675,479
      Net realized gain (loss) on investment transactions                                         (6,002)                29,641
      Net change in unrealized appreciation (depreciation) on investments                         51,558                 45,625
                                                                                       -----------------      -----------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 4,263,821             22,750,745
                                                                                       -----------------      -----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
      From net investment income:
      Class A                                                                                   (475,806)            (3,091,524)
      Class L                                                                                   (384,208)            (1,905,817)
      Class Y                                                                                   (774,727)            (3,019,053)
      Class S                                                                                 (2,585,767)           (14,668,785)
                                                                                       -----------------      -----------------
          TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                      (4,220,508)           (22,685,179)
                                                                                       -----------------      -----------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
      Class A                                                                                (11,812,686)            62,220,820
      Class L                                                                                  1,624,252             29,585,377
      Class Y                                                                                  8,276,908             21,788,130
      Class S                                                                                (76,406,752)             1,651,461
                                                                                       -----------------      -----------------
          INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                 (78,318,278)           115,245,788
                                                                                       -----------------      -----------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS                                                (78,274,965)           115,311,354

NET ASSETS:
      Beginning of period                                                                    620,339,271            505,027,917
                                                                                       -----------------      -----------------
      End of period (including distributions in excess of net investment income of
        $5,570 and $3,327, respectively)                                               $     542,064,306      $     620,339,271
                                                                                       =================      =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   CLASS A
                                                                                   -------
                                               SIX MONTHS ENDED
                                                    6/30/02        YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                 (UNAUDITED)+      12/31/01+     12/31/00+      12/31/99+      12/31/98++
                                               ----------------    ----------    ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD           $           1.00    $     1.00    $     1.00     $     0.99     $     4.55
                                               ----------------    ----------    ----------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.01***       0.03***       0.06***        0.05***        0.21***
  Net realized and unrealized gain (loss)
   on investment                                           0.00+++       0.00+++      (0.00)+++      (0.00)+++      (0.00)+++
                                               ----------------    ----------    ----------     ----------     ----------
      Total income from investment operations              0.01          0.03          0.06           0.05           0.21
                                               ----------------    ----------    ----------     ----------     ----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (0.01)        (0.03)        (0.06)         (0.04)          3.77
                                               ----------------    ----------    ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                 $           1.00    $     1.00    $     1.00     $     1.00     $     0.99
                                               ================    ==========    ==========     ==========     ==========
TOTAL RETURN@                                              0.55%**       3.62%         5.84%          4.59%          4.60%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $         78,310    $   90,121    $   29,149     $    3,548     $      120
  Net expenses to average daily net assets                 0.95%*        0.96%         0.95%          1.04%          1.20%
  Net investment income to average daily
   net assets                                              1.13%*        3.28%         5.95%          4.89%          4.59%

                                                                            CLASS L
                                                                            -------
                                               SIX MONTHS ENDED
                                                    6/30/02        YEAR ENDED    YEAR ENDED     PERIOD ENDED
                                                 (UNAUDITED)+      12/31/01+     12/31/00+       12/31/99#+
                                               ----------------    ----------    ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $           1.00    $     1.00    $     0.99     $       1.00
                                               ----------------    ----------    ----------     ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.01***       0.04***       0.07***          0.04***
  Net realized and unrealized gain (loss)
   on investments                                          0.00+++       0.00+++      (0.00)+++        (0.01)
                                               ----------------    ----------    ----------     ------------
      Total income from investment operations              0.01          0.04          0.07             0.03
                                               ----------------    ----------    ----------     ------------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (0.01)        (0.04)        (0.06)           (0.04)
                                               ----------------    ----------    ----------     ------------
NET ASSET VALUE, END OF PERIOD                 $           1.00    $     1.00    $     1.00     $       0.99
                                               ================    ==========    ==========     ============

TOTAL RETURN@                                              0.69%**       3.88%         6.07%            3.34%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $         54,774    $   53,151    $   24,010     $      9,842
  Net expenses to average daily net assets                 0.71%*        0.71%         0.70%            0.76%*
  Net investment income to average daily
   net assets                                              1.38%*        3.58%         6.25%            6.11%*

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  +    AMOUNTS HAVE BEEN RESTATED TO REFLECT STOCK SPLITS (SEE NOTE 8).
  ++ AMOUNTS HAVE BEEN RESTATED TO REFLECT STOCK SPLITS AND REVERSE STOCK SPLITS (SEE NOTE 8).
  +++ NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS IS LESS THAN $0.01 PER SHARE.
  # FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                        CLASS Y
                                                                                        -------
                                                      SIX MONTHS ENDED
                                                          6/30/02         YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                        (UNAUDITED)+       12/31/01+     12/31/00+      12/31/99+    12/31/98++
                                                      ----------------    ----------    ----------     ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $           1.00    $     1.00    $     0.99     $     0.98    $     4.51
                                                      ----------------    ----------    ----------     ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.01***       0.04***       0.06***        0.06***       0.24***
  Net realized and unrealized gain
     (loss) on investments                                        0.00+++       0.00+++      (0.00)+++      (0.01)        (0.01)
                                                      ----------------    ----------    ----------     ----------    ----------
      Total income from investment operations                     0.01          0.04          0.06           0.05          0.23
                                                      ----------------    ----------    ----------     ----------    ----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                                     (0.01)        (0.04)        (0.05)         (0.04)        (3.76)
                                                      ----------------    ----------    ----------     ----------    ----------
NET ASSET VALUE, END OF PERIOD                        $           1.00    $     1.00    $     1.00     $     0.99    $     0.98
                                                      ================    ==========    ==========     ==========    ==========
TOTAL RETURN@                                                     0.75%**       4.04%         6.25%          5.13%         5.14%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $         92,675    $   84,481    $   62,858     $   33,392    $      556
  Net expenses to average daily net assets                        0.55%*        0.56%         0.55%          0.57%         0.74%
  Net investment income to average daily net assets               1.50%*        3.87%         6.15%          5.60%         5.21%

                                                                               CLASS S (1)
                                                                               -----------
                                        SIX MONTHS ENDED
                                             6/30/02        YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                          (UNAUDITED)+      12/31/01+      12/31/00+     12/31/99+      12/31/98+     12/31/97+
                                        ----------------    ----------    ----------     ----------     ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD    $           1.00    $     1.00    $     0.99     $     0.98     $     0.98    $     0.98
                                        ----------------    ----------    ----------     ----------     ----------    ----------

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income                             0.01***       0.04***       0.06***        0.05***        0.05***       0.05***
  Net realized and unrealized gain
     (loss) on investments                          0.00+++       0.00+++      (0.00)+++      (0.00)+++       0.00+++      (0.00)+++
                                        ----------------    ----------    ----------     ----------     ----------    ----------
      Total income from investment
       operations                                   0.01          0.04          0.06           0.05           0.05          0.05
                                        ----------------    ----------    ----------     ----------     ----------    ----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                       (0.01)        (0.04)        (0.05)         (0.04)         (0.05)        (0.05)
                                        ----------------    ----------    ----------     ----------     ----------    ----------
NET ASSET VALUE, END OF PERIOD          $           1.00    $     1.00    $     1.00     $     0.99     $     0.98    $     0.98
                                        ================    ==========    ==========     ==========     ==========    ==========
Total Return@                                       0.79%**       4.14%         6.37%          5.10%          5.39%         5.39%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)     $        316,305    $  392,587    $  389,011     $  316,805     $  251,757    $  241,370
  Ratio of expenses to average daily
    net assets:
     Before expense waiver                          0.45%*        0.45%         0.45%          0.48%          0.55%         0.55%
     After expense waiver#                           N/A           N/A           N/A            N/A            N/A          0.54%
  Net investment income to average
   daily net assets                                 1.63%*        4.03%         6.22%          5.06%          5.23%         5.25%

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  +    AMOUNTS HAVE BEEN RESTATED TO REFLECT STOCK SPLITS (SEE NOTE 8).
  ++ AMOUNTS HAVE BEEN RESTATED TO REFLECT STOCK SPLITS AND REVERSE STOCK SPLITS (SEE NOTE 8).
  +++ NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS IS LESS THAN $0.01 PER SHARE.
  (1)  CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
  # COMPUTED AFTER GIVING EFFECT TO THE VOLUNTARY PARTIAL WAIVER OF MANAGEMENT FEE BY MASSMUTUAL, WHICH TERMINATED MAY 1, 1997.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SHORT-DURATION BOND FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL SHORT-DURATION BOND FUND?

The objectives and policies of the Fund are to:
- achieve a high total return primarily from current income while minimizing fluctuations in capital values
- invest primarily in a diversified portfolio of short-term, investment grade, fixed income securities
-  maintain duration below three years
-  diversify investments among market sectors on the basis of relative merit

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned 2.58%, edging the 2.54% return of the Lehman Brothers 1-3 Year Government Bond Index.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The Fund was able to outperform its benchmark primarily because Treasury yields fell and prices rallied in the second quarter, when our duration was significantly longer than that of the benchmark. The Fund's duration remained approximately at its maximum of three years for the entire period, while the benchmark's duration hovered around 1.75 years. On the other hand, our heavy exposure to corporate securities limited the Fund's returns, as corporate spreads widened substantially near the end of the period, especially in the telecommunications and power utilities industries.

We kept the Fund's duration long due to the steepness of the yield curve, a graphical representation of the yields of comparable securities with different maturities, typically from three months out to 30 years. As a reminder, the yield preference strategy, which we use to manage the Fund, calls for lengthening our duration when the yield curve is steep and shortening duration when it is flat or inverted. We have found that this strategy typically provides competitive returns over complete market cycles.

The Federal Reserve Board held short-term rates steady during the period, a change of pace from 2001, when the Fed cut rates 11 times for a total of 475 basis points, resulting in a dramatic steepening of the yield curve. The Fed's only change occurred in March, when it shifted from an easing bias to a neutral one. Some further steepening of the yield curve occurred in response to borrowing by the U.S. Treasury, which is now facing a substantial deficit instead of the surplus it had enjoyed in recent years. The increased supply created by government borrowing lifted yields in our range of maturities, especially in the first quarter. In the second quarter, investor concern about the lack of a substantial rebound in corporate earnings began to intensify and a string of corporate accounting scandals came to light. These events combined to push down Treasury rates, flattening the yield curve a bit. The accompanying rally in prices moved our returns from slightly negative to solidly positive for the period.

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

We tried to maintain a healthy exposure to corporate securities, as we felt that the Fed's aggressive easing of interest rates in 2001 set the stage for a strengthening economy, improving credit quality and narrowing spreads. Although we made a number of purchases in the corporate sector, however, our allocation of corporates actually fell from 31.0% at the beginning of the period to 25.9% on June 30, 2002. This occurred because of an almost 20% surge in the size of the Fund, which increased our money market holdings while we looked for more suitable places to invest the new funds. Another factor that held our exposure to corporates in check was our decision to increase the Fund's Treasury holdings, a move prompted by the need to keep our duration at the long end of its range. We maintained our exposure to agency paper at a little over 40% during the period. Our holdings of agency paper helped us keep the Fund's duration longer while offering an attractive mix of safety and yield.

WHAT HOLDINGS HELPED OR HURT THE FUND'S RETURNS?

The telecommunications sector was especially hard on us, with WorldCom and AT&T Canada the biggest detractors. WorldCom, of course, announced in June that it had improperly accounted for some $3.8 billion of expenses over two years, causing its debt securities to plunge to prices reflecting investors' expectation of bankruptcy for the company. AT&T Canada suffered from a cash flow squeeze and an investor lawsuit over AT&T's financial commitments to its Canadian unit. On the positive side, we were able to sell out our Crown Cork & Seal position at prices ranging from $76.5 to $96, a significant premium over where the security had been trading in the recent past due to problems with asbestos liability.

WHAT IS YOUR OUTLOOK?

Although rate forecasting is not used to manage the Fund, in the last report we correctly anticipated stabilizing interest rates. What we did not foresee was the extreme underperformance in the corporate sector due to continued weakness in earnings and the now-familiar litany of accounting improprieties. We believe that interest rate stability will continue in the second half of 2002, especially in view of the fact that GDP growth for the second quarter will probably come in significantly below the first quarter's robust 5.0% rate. Once the worst of the corporate scandals is behind us, we think investors will be able to focus more on economic fundamentals, which we feel are improving. These factors should benefit the market for corporate securities in the second half of the year.

[CHART]

              DURATION DIVERSIFICATION (6/30/02)
                MASSMUTUAL SHORT-DURATION
                         BOND FUND
                AVERAGE DURATION=2.89 YEARS

LESS THAN 1 Year                                   24.6%
1-3 Years                                          29.4%
3-5 Years                                          25.8%
5-10 Years                                         20.2%

[CHART]

               QUALITY STRUCTURE (6/30/02)
                MASSMUTUAL SHORT-DURATION
                      BOND FUND

U.S. Governments Cash Equivalents Aaa/AAA          71.9%
Aa/AA                                               1.6%
A/A                                                10.5%
Baa/BBB                                            14.3%
Ba/BB                                               1.5%
Caa                                                 0.1%
Ca                                                  0.1%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Short-Duration Bond Fund Class S and the Lehman Brothers 1-3 Year Government Bond Index

MASSMUTUAL SHORT-DURATION BOND FUND
TOTAL RETURN

                                                      FIVE YEAR        SINCE INCEPTION
               YEAR TO DATE         ONE YEAR         AVERAGE ANNUAL     AVERAGE ANNUAL
             1/1/02 - 6/30/02   7/1/01 - 6/30/02   7/1/97 - 6/30/02   10/3/94 - 6/30/02
Class S          2.58%               5.58%               5.82%              6.33%
---------------------------------------------------------------------------------------

Lehman Brothers
1-3 Year         2.54%               6.97%               6.57%              6.65%
Government Bond Index

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                CLASS S         LEHMAN 1-3 YR. GOVT.
10/3/94         $10,000                $10,000
   6/95         $10,816                $10,660
   6/96         $11,380                $11,244
   6/97         $12,120                $11,983
   6/98         $13,006                $12,795
   6/99         $13,613                $13,440
   6/00         $14,251                $14,093
   6/01         $15,231                $15,399
   6/02         $16,081                $16,472

Hypothetical Investments in MassMutual Short-Duration Bond Fund Class A, Class Y and the Lehman Brothers 1-3 Year Government Bond Index

MASSMUTUAL SHORT-DURATION BOND FUND
TOTAL RETURN

                                                                        SINCE INCEPTION
                     YEAR TO DATE                ONE YEAR               AVERAGE ANNUAL
                   1/1/02 - 6/30/02           7/1/01 - 6/30/02         1/1/98 - 6/30/02
Class A                 2.29%                      5.11%                     5.01%
Class Y                 2.49%                      5.61%                     5.43%
---------------------------------------------------------------------------------------

Lehman Brothers
1-3 Year                2.54%                      6.97%                     6.47%
Government Bond Index

[CHART]

                CLASS A         CLASS Y        LEHMAN 1-3 YR. GOVT.
1/1/98          $10,000         $10,000              $10,000
  6/98          $10,270         $10,300              $10,300
  6/99          $10,689         $10,762              $10,819
  6/00          $11,144         $11,263              $11,345
  6/01          $11,852         $12,010              $12,396
  6/02          $12,457         $12,684              $13,259

Hypothetical Investments in MassMutual Short-Duration Bond Fund Class L and the Lehman Brothers 1-3 Year Government Bond Index

MASSMUTUAL SHORT-DURATION BOND FUND
TOTAL RETURN

                                                                        SINCE INCEPTION
                     YEAR TO DATE                ONE YEAR                AVERAGE ANNUAL
                   1/1/02 - 6/30/02           7/1/01 - 6/30/02         5/3/99 - 6/30/02
Class L                 2.50%                      5.42%                    5.22%
---------------------------------------------------------------------------------------

Lehman Brothers
1-3 Year                2.54%                      6.97%                    6.71%
Government Bond Index

[CHART]

                CLASS L          LEHMAN 1-3 YR. GOVT.
5/3/1999        $10,000                $10,000
    6/99        $10,010                $10,022
    6/00        $10,455                $10,509
    6/01        $11,142                $11,483
    6/02        $11,746                $12,283

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL SHORT-DURATION BOND FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                               PRINCIPAL          MARKET
                                                AMOUNT            VALUE
                                              -----------      -------------
BONDS & NOTES -- 80.2%

ASSET BACKED SECURITIES -- 5.3%
America West Airlines, Inc.
  Series 1996-1, Class A
  6.850% 07/02/2009                           $ 1,794,461      $   1,625,100
Boston Edison Co. Series
  1999-1, Class A4
  6.910% 09/15/2009                             2,500,000          2,728,500
California Infrastructure
  SCE-1 Series 1997-1,
  Class A5
  6.280% 09/25/2005                               256,249            263,702
California Infrastructure
  SDG&E-1 Series 1997-1,
  Class A5
  6.190% 09/25/2005                               169,236            173,384
First Security Auto Owner
  Trust Series 1999-1,
  Class A4
  5.740% 06/15/2004                             2,407,276          2,424,828
Ford Credit Auto Owner
  Trust Series 2002-B,
  Class A3A
  4.140% 12/15/2005                             1,500,000          1,528,243
Metlife Capital Equipment
  Loan Trust Series 1997-A,
  Class A
  6.850% 05/20/2008                               422,397            436,865
National City Auto
  Receivables Trust
  Series 2002-A, Class A3
  4.040% 07/15/2006                             3,500,000          3,559,251
Oakwood Mortgage
  Investors, Inc.
  Series 2001-C,
  Class A2
  5.920% 09/15/2017                             1,875,000          1,947,244
Option One Mortgage
  Securities Corp.
  Trust Series
  2002-2A, Class CFTS+
  8.830% 06/26/2032                               404,556            404,430
Railcar Trust Series 1992-1,
  Class A
  7.750% 06/01/2004                               414,825            434,973
Rental Car Finance Corp.
  Series 1999-1A, Class A+
  5.900% 02/25/2007                             1,000,000          1,036,230
Student Loan Marketing
  Association Series 1998-1,
  Class A1
  2.470% 01/25/2007                              439,854       $     440,353
                                                               -------------

TOTAL ASSET BACKED
SECURITIES
(COST $16,727,936)                                                17,003,103
                                                               -------------

CORPORATE DEBT -- 66.8%
AirTouch
  Communications, Inc.
  6.650% 05/01/2008                           $ 1,000,000          1,009,370
AOL Time Warner, Inc.
  5.625% 05/01/2005                             1,140,000          1,106,370
AOL Time Warner, Inc.
  6.875% 05/01/2012                               850,000            781,473
Apache Corp.
  6.250% 04/15/2012                               945,000            978,784
ARAMARK Services, Inc.
  8.150% 05/01/2005                             1,050,000          1,100,032
Arrow Electronics, Inc.
  8.700% 10/01/2005                             1,000,000          1,034,745
AT&T Canada, Inc.
  7.625% 03/15/2005                             3,000,000            360,000
AT&T Wireless Services, Inc.
  7.500% 05/01/2007                               360,000            309,755
Avnet, Inc.
  8.200% 10/17/2003                             1,200,000          1,238,436
Bank of America Corp.
  5.250% 02/01/2007                               500,000            507,305
BHP Finance (USA) Limited
  7.875% 12/01/2002                             1,000,000          1,020,510
Bombardier Capital, Inc.+
  5.625% 05/30/2013                               650,000            665,652
Bombardier Capital, Inc.+
  7.500% 08/15/2004                               410,000            438,770
Brascan Corp.
  8.125% 12/15/2008                               500,000            509,116
Camden Property Trust
  7.000% 11/15/2006                             1,000,000          1,046,140
Centerpoint Properties
  Corp. Series MTNA
  7.125% 03/15/2004                             1,000,000          1,043,937
CenturyTel, Inc. Series E
  6.150% 01/15/2005                             1,000,000            995,070
Cinergy Corp.
  6.250% 09/01/2004                             1,000,000          1,015,240
The CIT Group, Inc.
  7.375% 04/02/2007                               550,000            553,602
The CIT Group, Inc.
  7.375% 03/15/2003                           $ 2,500,000      $   2,488,200
CNF, Inc.
  8.875% 05/01/2010                               930,000            955,360
Computer Associates
  International, Inc.
  6.375% 04/15/2005                               750,000            645,000
Computer Sciences Corp.
  6.750% 06/15/2006                               235,000            246,064
DaimlerChrysler NA
  Holding Corp.
  6.400% 05/15/2006                             1,340,000          1,388,495
DaimlerChrysler NA
  Holding Corp.
  6.900% 09/01/2004                             1,100,000          1,157,684
Dana Corp.
  6.250% 03/01/2004                             5,000,000          4,700,000
Dominion Resources, Inc.
  7.820% 09/15/2004                             1,000,000          1,068,660
DPL, Inc.
  8.250% 03/01/2007                             1,000,000          1,077,620
Duke Capital Corp.
  7.250% 10/01/2004                             3,000,000          3,207,291
Emerald Investment Grade
  CBO Limited+
  2.585% 05/24/2011                             2,000,000          1,977,500
ERAC USA Finance Co.+
  8.250% 05/01/2005                             1,000,000          1,086,480
FirstEnergy Corp.
  5.500% 11/15/2006                               300,000            291,168
FNMA (Benchmark Note)
  5.500% 03/15/2011                            55,500,000         56,300,865
FNMA (Benchmark Note)
  6.000% 12/15/2005                            35,000,000         37,373,700
FNMA (Benchmark Note)
  6.500% 08/15/2004                            32,500,000         34,694,335
Ford Motor Credit Co.
  7.500% 03/15/2005                             2,500,000          2,608,625
FPL Group Capital, Inc.
  6.125% 05/15/2007                             1,000,000          1,027,190
GATX Financial Corp.
  6.875% 12/15/2006                               500,000            468,995
General American
  Transportation Corp.
  6.750% 03/01/2006                             1,000,000            961,400
General Motors
  Acceptance Corp.
  6.125% 09/15/2006                             1,000,000          1,017,480
Houghton Mifflin Co.
  7.000% 03/01/2006                               600,000            622,740

    The accompanying notes are an integral part of the financial statements.

                                       16

                                               PRINCIPAL           MARKET
                                                AMOUNT             VALUE
                                              -----------      -------------
Household Finance Corp.
  6.375% 10/15/2011                           $ 1,450,000      $   1,383,561
Humana, Inc.
  7.250% 08/01/2006                               500,000            521,015
Ingersoll-Rand Co.
  5.800% 06/01/2004                             1,200,000          1,241,880
Jones Apparel Group, Inc.
  7.875% 06/15/2006                             1,000,000          1,081,450
Kerr-McGee Corp.
  5.375% 04/15/2005                             1,000,000          1,022,790
Lafarge Corp.
  6.375% 07/15/2005                             1,000,000          1,029,600
Mapco, Inc.
  7.250% 03/01/2009                             1,250,000          1,059,850
Maytag Corp.
  Series MTND
  7.610% 03/03/2003                             2,000,000          2,062,498
MGM Mirage, Inc.
  6.950% 02/01/2005                               600,000            603,390
National Rural Utilities
  Cooperative
  Finance Corp.
  7.250% 03/01/2012                             1,540,000          1,632,616
NiSource Finance Corp.
  7.625% 11/15/2005                             1,000,000          1,008,560
Norfolk Southern Corp.
  7.350% 05/15/2007                             1,000,000          1,094,200
Occidental Petroleum Corp.
  6.750% 11/15/2002                             2,900,000          2,942,804
Park Place
  Entertainment Corp.
  8.500% 11/15/2006                               600,000            619,434
Raytheon Co.
  6.300% 03/15/2005                               500,000            520,265
Raytheon Co.
  7.900% 03/01/2003                             1,000,000          1,023,480
Scholastic Corp.
  5.750% 01/15/2007                             1,000,000          1,009,491
Sony Capital Corp.+
  4.950% 11/01/2006                               650,000            647,972
SuperValu, Inc.
  7.500% 05/15/2012                             1,500,000          1,552,185
SuperValu, Inc.
  7.625% 09/15/2004                             1,000,000          1,055,891
Telefonica Europe BV
  7.350% 09/15/2005                             1,130,000          1,193,938
Textron Financial Corp.
  7.125% 12/09/2004                             3,500,000          3,739,680
TRW, Inc.
  8.750% 05/15/2006                             2,000,000          2,220,454
Union Oil Co. of California
  Series MTNA
  9.875% 08/15/2002                             2,500,000          2,521,325
Valero Energy Corp.
7.375% 03/15/2006                             $ 1,000,000      $   1,072,043
Verizon Global Funding
  Corp. Series MTNA
  7.600% 03/15/2007                             1,250,000          1,320,287
Vulcan Materials Co.
  5.750% 04/01/2004                             5,000,000          5,162,475
Weyerhaeuser Co.+
  5.500% 03/15/2005                             1,000,000          1,027,397
Williams Gas Pipelines
  Central, Inc.+
  7.375% 11/15/2006                               500,000            412,550
WorldCom, Inc.
  6.500% 05/15/2004                             2,000,000            330,000
                                                               -------------

TOTAL CORPORATE DEBT
(COST $212,009,364)                                              213,192,240
                                                               -------------

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 3.5%

COLLATERALIZED MORTGAGE OBLIGATIONS
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100% 08/13/2029                             1,672,369          1,793,411
CS First Boston Mortgage
  Securities Corp. Series
  2002-H1N, Class A+
  8.000% 08/27/2032                               772,477            751,234
GE Capital Commercial
  Mortgage Corp. Series
  2002-1A, Class A1
  5.033% 12/10/2035                             1,564,243          1,602,437
Merrill Lynch Mortgage
  Investors, Inc. Series
  1998-ASPI, Class C+
  2.790% 10/01/2008                             4,000,000          3,996,876
Residential Funding
  Mortgage Securities I
  Series 1998-S12, Class A8
  6.750% 05/25/2028                             1,250,000          1,289,837
Salomon Brothers Mortgage
  Securities Series
  2001-MMA, Class A1+
  5.323% 02/18/2034                             1,708,312          1,762,691
                                                               -------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $11,089,583)                                                11,196,486
                                                               -------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 1.2%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 0.2%
PASS-THROUGH SECURITIES
FHLMC
  4.750% 09/01/2006                           $     4,576      $       4,513
FHLMC
  7.500% 06/01/2015                               536,284            566,949
                                                               -------------
                                                                     571,462
                                                               -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 0.1%
PASS-THROUGH SECURITIES
FNMA
  8.000% 05/01/2013                                35,528             36,950
FNMA
  9.000% 10/01/2009                               120,787            130,582
                                                               -------------
                                                                     167,532
                                                               -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 0.9%
PASS-THROUGH SECURITIES
GNMA
  7.500% 08/15/2029                             2,398,250          2,530,346
GNMA
  8.000% 01/15/2004-
        11/15/2007                                361,831            388,493
                                                               -------------
                                                                   2,918,839
                                                               -------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $3,348,775)                                                  3,657,833
                                                               -------------

U.S. TREASURY OBLIGATIONS -- 3.4%
U.S. Treasury Note
  6.500% 10/15/2006                            10,000,000         11,008,600
                                                               -------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $10,876,797)                                                11,008,600
                                                               -------------

TOTAL BONDS & NOTES
(COST $254,052,455)                                              256,058,262
                                                               -------------

SHORT-TERM INVESTMENTS -- 18.8%

COMMERCIAL PAPER
AOL Time Warner, Inc.
  2.110% 10/31/2002                             7,865,000          7,807,839
Aon Corp.
  2.050% 09/27/2002                             2,450,000          2,438,543
Autoliv ASP, Inc.
  2.000% 07/08/2002                             5,163,000          5,160,418
Autoliv ASP, Inc.
  2.050% 07/22/2002                             1,360,000          1,358,219

    The accompanying notes are an integral part of the financial statements.

                                       17

                                               PRINCIPAL          MARKET
                                                AMOUNT             VALUE
                                              -----------      -------------
Autoliv ASP, Inc.
  2.050% 09/06/2002                           $   380,000      $     378,471
Burlington Northern
  Santa Fe Corp.
  1.970% 07/15/2002                             5,600,000          5,595,097
Conoco, Inc.
  1.970% 08/09/2002                             5,500,000          5,487,660
The Disney (Walt) Co.
  2.020% 08/12/2002                               405,000            404,000
Eaton Corp.
  1.950% 07/16/2002                             1,960,000          1,958,195
General Dynamics Corp.
  1.870% 09/23/2002                               420,000            418,153
General Motors
  Acceptance Corp.
  1.980% 07/31/2002                               175,000            174,692
General Motors
  Acceptance Corp.
  2.030% 10/15/2002                             4,360,000          4,335,578
General Motors
  Acceptance Corp.
  2.095% 09/25/2002                               395,000            393,223
General Motors
  Acceptance Corp.
  2.150% 10/11/2002                             1,200,000          1,193,525
Ingersoll-Rand Co.
  2.080% 11/27/2002                             2,800,000          2,777,892
John Deere Capital Corp.
  2.040% 07/31/2002                             3,270,000          3,264,070
KeySpan Corp.
  1.880% 08/13/2002                             1,550,000          1,546,358
McCormick & Co., Inc.
  1.900% 10/11/2002                             3,725,000          3,704,901
McCormick & Co., Inc.
  2.000% 07/10/2002                           $ 1,120,000      $   1,119,315
McCormick & Co., Inc.
  2.200% 08/27/2002                             1,615,000          1,609,177
Pearson Holdings, Inc.
  1.980% 07/09/2002                             3,150,000          3,148,268
Pearson Holdings, Inc.
  2.000% 07/09/2002                               300,000            299,833
Safeway, Inc.
  1.970% 07/02/2002                             5,250,000          5,249,103
Safeway, Inc.
  2.000% 08/07/2002                               250,000            249,458
                                                               -------------
                                                                  60,071,988
                                                               -------------

TOTAL SHORT-TERM
INVESTMENTS
(COST  $60,064,875)                                               60,071,988
                                                               -------------
TOTAL INVESTMENTS -- 99.0%
(COST $314,117,330)*                                             316,130,250

OTHER ASSETS/
(LIABILITIES) -- 1.0%                                              3,311,606
                                                               -------------

NET ASSETS -- 100.0%                                           $ 319,441,856
                                                               =============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SHORT-DURATION BOND FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                  JUNE 30, 2002
                                                                                   (UNAUDITED)
                                                                                  -------------
ASSETS:
      Investments, at value (cost $254,052,455) (NOTE 2)                          $ 256,058,262
      Short-term investments, at value (cost $60,064,875) (NOTE 2)                   60,071,988
                                                                                  -------------
          Total Investments                                                         316,130,250
      Cash                                                                                3,008
      Receivables from:
          Investments sold                                                                2,649
          Interest                                                                    3,479,380
                                                                                  -------------
               Total assets                                                         319,615,287
                                                                                  -------------

LIABILITIES:
      Payables for:
          Directors' fees and expenses (NOTE 3)                                           4,298
          Affiliates (NOTE 3):
               Investment management fees                                                97,048
               Administration fees                                                       50,088
               Service fees                                                              11,610
      Accrued expense and other liabilities                                              10,387
                                                                                  -------------
               Total liabilities                                                        173,431
                                                                                  -------------
      NET ASSETS                                                                  $ 319,441,856
                                                                                  =============

NET ASSETS CONSIST OF:
      Paid-in capital                                                             $ 312,801,408
      Undistributed net investment income                                             6,482,364
      Accumulated net realized loss on investments                                   (1,854,836)
      Net unrealized appreciation on investments                                      2,012,920
                                                                                  -------------
                                                                                  $ 319,441,856
                                                                                  =============

NET ASSETS:
      Class A                                                                     $  19,773,900
                                                                                  =============
      Class L                                                                     $ 121,772,612
                                                                                  =============
      Class Y                                                                     $  15,088,438
                                                                                  =============
      Class S                                                                     $ 162,806,906
                                                                                  =============

SHARES OUTSTANDING:
      Class A                                                                         1,927,518
                                                                                  =============
      Class L                                                                        11,873,141
                                                                                  =============
      Class Y                                                                         1,465,351
                                                                                  =============
      Class S                                                                        15,746,115
                                                                                  =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A                                                                     $       10.26
                                                                                  =============
      Class L                                                                     $       10.26
                                                                                  =============
      Class Y                                                                     $       10.30
                                                                                  =============
      Class S                                                                     $       10.34
                                                                                  =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2002
                                                                                    (UNAUDITED)
                                                                                  ----------------
INVESTMENT INCOME: (NOTE 2)
        Interest                                                                  $     7,377,880
                                                                                  ---------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                               569,352
        Custody fees                                                                       13,516
        Shareholder reporting fees                                                          6,639
        Audit and legal fees                                                                6,516
        Directors' fees (NOTE 3)                                                            2,883
                                                                                  ---------------
                                                                                          598,906
        Administration fees (NOTE 3):
            Class A                                                                        24,441
            Class L                                                                       145,793
            Class Y                                                                        12,346
            Class S                                                                        94,736
        Service fees (NOTE 3):
            Class A                                                                        19,294
                                                                                  ---------------
                Total expenses                                                            895,516
                                                                                  ---------------
                NET INVESTMENT INCOME                                                   6,482,364
                                                                                  ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                     (474,609)
        Net change in unrealized appreciation (depreciation) on investments             1,258,453
                                                                                  ---------------
                NET REALIZED AND UNREALIZED GAIN                                          783,844
                                                                                  ---------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $     7,266,208
                                                                                  ===============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2002       YEAR ENDED
                                                                                 (UNAUDITED)     DECEMBER 31, 2001
                                                                              ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                 $      6,482,364   $      13,629,596
        Net realized gain (loss) on investment transactions                           (474,609)            221,132
        Net change in unrealized appreciation (depreciation) on investments          1,258,453           2,539,952
                                                                              ----------------   -----------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     7,266,208          16,390,680
                                                                              ----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                              -            (585,546)
        Class L                                                                              -          (4,037,015)
        Class Y                                                                              -            (779,713)
        Class S                                                                              -          (8,885,843)
                                                                              ----------------   -----------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                   -         (14,288,117)
                                                                              ----------------   -----------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                      7,878,830           6,294,065
        Class L                                                                     41,617,663          31,743,433
        Class Y                                                                        (22,699)          8,255,286
        Class S                                                                     (3,281,347)        (22,777,661)
                                                                              ----------------   -----------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                 46,192,447          23,515,123
                                                                              ----------------   -----------------
        TOTAL INCREASE IN NET ASSETS                                                53,458,655          25,617,686
NET ASSETS:
        Beginning of period                                                        265,983,201         240,365,515
                                                                              ----------------   -----------------
        End of period (including undistributed net investment income of
           $6,482,364 and $0, respectively)                                   $    319,441,856   $     265,983,201
                                                                              ================   =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                        CLASS A
                                                                                        -------
                                                     SIX MONTHS ENDED
                                                         6/30/02         YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                       (UNAUDITED)       12/31/01(a)     12/31/00      12/31/99      12/31/98+
                                                     ----------------    -----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $          10.03    $      9.98    $     9.98    $    10.31    $    10.25
                                                     ----------------    -----------    ----------    ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.21***        0.49***       0.63***       0.50***       0.52***
  Net realized and unrealized gain (loss) on
    investments                                                  0.02           0.10         (0.03)        (0.24)         0.05
                                                     ----------------    -----------    ----------    ----------    ----------
       Total income from investment operations                   0.23           0.59          0.60          0.26          0.57
                                                     ----------------    -----------    ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -          (0.54)        (0.60)        (0.58)        (0.50)
  From net realized gains                                           -              -             -         (0.01)        (0.01)
                                                     ----------------    -----------    ----------    ----------    ----------
       Total distributions                                          -          (0.54)        (0.60)        (0.59)        (0.51)
                                                     ----------------    -----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                       $          10.26    $     10.03    $     9.98    $     9.98    $    10.31
                                                     ================    ===========    ==========    ==========    ==========
TOTAL RETURN@                                                    2.29%**        5.94%         6.04%         2.51%         5.75%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $         19,774    $    11,473    $    5,359    $      134    $      129
  Net expenses to average daily net assets                       0.99%*         0.99%         0.99%         1.05%         1.20%
  Net investment income to average daily net assets              4.19%*         4.67%         6.08%         4.81%         4.95%
  Portfolio turnover rate                                          10%**          24%           55%           59%           44%

                                                                                CLASS L
                                                                                -------
                                                     SIX MONTHS ENDED
                                                         6/30/02          YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                       (UNAUDITED)       12/31/01(a)     12/31/00       12/31/99+
                                                     ----------------    -----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $          10.01    $      9.95    $     9.92    $      10.42
                                                     ----------------    -----------    ----------    ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.22***        0.51***       0.63***         0.38***
  Net realized and unrealized gain (loss) on
    investments                                                  0.03           0.10         (0.00)++        (0.23)
                                                     ----------------    -----------    ----------    ------------
       Total income from investment operations                   0.25           0.61          0.63            0.15
                                                     ----------------    -----------    ----------    ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -          (0.55)        (0.60)          (0.64)
  From net realized gains                                           -              -             -           (0.01)
                                                     ----------------    -----------    ----------    ------------
       Total distributions                                          -          (0.55)        (0.60)          (0.65)
                                                     ----------------    -----------    ----------    ------------
NET ASSET VALUE, END OF PERIOD                       $          10.26    $     10.01    $     9.95    $       9.92
                                                     ================    ===========    ==========    ============
TOTAL RETURN@                                                    2.50%**        6.16%         6.37%           1.48%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $        121,773    $    77,789    $   45,694    $      1,524
  Net expenses to average daily net assets                       0.74%*         0.74%         0.74%           0.75%*
  Net investment income to average daily net assets              4.45%*         4.96%         6.14%           5.39%*
  Portfolio turnover rate                                          10%**          24%           55%             59%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  +    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  ++   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS IS LESS THAN $0.01.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.02, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF $0.02, AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.20%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

                                                                                    CLASS Y
                                                                                    -------
                                                     SIX MONTHS ENDED
                                                          6/30/02         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                        (UNAUDITED)      12/31/01(a)     12/31/00      12/31/99      12/31/98+
                                                     ----------------    -----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $          10.05    $      9.99    $     9.96    $    10.31    $    10.24
                                                     ----------------    -----------    ----------    ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.23***        0.53***       0.65***       0.57***       0.57***
  Net realized and unrealized gain
     (loss) on investments                                       0.02           0.10         (0.01)        (0.27)         0.06
                                                     ----------------    -----------    ----------    ----------    ----------
       Total income from  investment operations                  0.25           0.63          0.64          0.30          0.63
                                                     ----------------    -----------    ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -          (0.57)        (0.61)        (0.64)        (0.55)
  From net realized gains                                           -              -             -         (0.01)        (0.01)
                                                     ----------------    -----------    ----------    ----------    ----------
       Total distributions                                          -          (0.57)        (0.61)        (0.65)        (0.56)
                                                     ----------------    -----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                       $          10.30    $     10.05    $     9.99    $     9.96    $    10.31
                                                     ================    ===========    ==========    ==========    ==========
TOTAL RETURN@                                                    2.49%**        6.35%         6.44%         3.04%         6.12%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $         15,088    $    14,733    $    6,644    $    1,808    $      269
  Net expenses to average daily net assets                       0.59%*         0.59%         0.58%         0.61%         0.74%
  Net investment income to average daily net assets              4.59%*         5.08%         6.26%         5.45%         5.40%
  Portfolio turnover rate                                          10%**          24%           55%           59%           44%

                                                                               CLASS S(1)
                                                                               ----------
                                                     SIX MONTHS ENDED
                                                          6/30/02         YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                        (UNAUDITED)      12/31/01(a)     12/31/00      12/31/99
                                                     ----------------    -----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $          10.08    $     10.01    $     9.97    $    10.30
                                                     ----------------    -----------    ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.23***        0.54***       0.63***       0.56***
  Net realized and unrealized gain (loss)
     on investments                                              0.03           0.10          0.02         (0.24)
                                                     ----------------    -----------    ----------    ----------
       Total income from investment
         operations                                              0.26           0.64          0.65          0.32
                                                     ----------------    -----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -          (0.57)        (0.61)        (0.64)
  From net realized gains                                           -              -             -         (0.01)
                                                     ----------------    -----------    ----------    ----------
       Total distributions                                          -          (0.57)        (0.61)        (0.65)
                                                     ----------------    -----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                       $          10.34    $     10.08    $    10.01    $     9.97
                                                     ================    ===========    ==========    ==========
TOTAL RETURN@                                                    2.58%**        6.42%         6.48%         3.10%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $        162,807    $   161,988    $  182,669    $  211,137
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       0.54%*         0.54%         0.54%         0.54%
     After expense waiver#                                        N/A            N/A           N/A           N/A
  Net investment income to average daily net assets              4.64%*         5.19%         6.15%         5.34%
  Portfolio turnover rate                                          10%**          24%           55%           59%

                                                            CLASS S(1)
                                                            ----------
                                                     YEAR ENDED   YEAR ENDED
                                                      12/31/98     12/31/97
                                                     ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    10.23   $    10.11
                                                     ----------   ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.56         0.65***
  Net realized and unrealized gain (loss)
     on investments                                        0.08         0.04
                                                     ----------   ----------
       Total income from investment
         operations                                        0.64         0.69
                                                     ----------   ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (0.56)       (0.57)
  From net realized gains                                 (0.01)           -
                                                     ----------   ----------
       Total distributions                                (0.57)       (0.57)
                                                     ----------   ----------
NET ASSET VALUE, END OF PERIOD                       $    10.30   $    10.23
                                                     ==========   ==========
TOTAL RETURN@                                              6.29%        6.84%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $  283,673   $  200,268
  Ratio of expenses to average daily net assets:
     Before expense waiver                                 0.55%        0.55%
     After expense waiver#                                  N/A         0.54%
  Net investment income to average daily net assets        5.58%        6.22%
  Portfolio turnover rate                                    44%          48%

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  +    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  (1)  CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
  #     COMPUTED AFTER GIVING EFFECT TO THE VOLUNTARY PARTIAL WAIVER OF
       MANAGEMENT FEE BY MASSMUTUAL, WHICH TERMINATED MAY 1, 1997.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.02, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF $0.02, AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.20%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE BOND FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL CORE BOND
FUND?

The objectives and policies of the Fund are to:
- achieve a high total rate of return consistent with prudent investment risk and the preservation of capital
- invest primarily in a diversified portfolio of investment grade, fixed income securities
- maintain a duration that matches (within 10%) the duration of the Lehman Brothers Aggregate Bond Index
- diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

HOW DID THE FUND PERFORM IN THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned 2.58%, trailing the 3.79% return of the Lehman Brothers Aggregate Bond Index, an index of fixed-income securities primarily from the Treasury, mortgage-backed, and corporate asset classes.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

A significant overweighting in corporate securities hurt the Fund compared with its benchmark. We came into 2002 believing that corporates were the place to be, for a number of reasons. First, corporate spreads--reflecting the premium of corporate yields over comparable Treasury securities--appeared to be wide relative to their historical long-term average. Corporates also looked attractive compared with mortgage-backed securities, the other primary non-Treasury asset class in our investment universe.

Moreover, the timing for investing in corporate securities appeared favorable, as we thought that aggressive rate-cutting by the Federal Reserve Board in 2001 would set the stage for a decent economic recovery in 2002, which in turn would trigger improving credit quality and narrower spreads. Additionally, with a strong and sizable research staff dedicated to analyzing the corporate debt market, we were confident that we could take advantage of such a scenario.

Indeed, corporate spreads did tighten early in the first quarter, as we expected. From there, however, both the bond and stock markets deteriorated badly due to continued disappointments on the earnings front and a series of controversies over accounting procedures, especially in the telecommunications and power utility industries. The prime offenders in our portfolio were WorldCom and Qwest. WorldCom, of course, is now infamous for its alleged cover-up of almost $4 billion in expenses over two years, a situation that appeared to have escaped the notice of even the company's internal auditors. Meanwhile, Qwest was the subject of a criminal investigation by the U.S. attorney's office in Denver as well as a probe of its accounting practices by the SEC.

In the cable industry, our holdings in AOL Time Warner and Cox Communications were adversely affected by the developments at Adelphia Communications, which sought protection in Chapter 11 bankruptcy amid allegations that the founder and his family engaged in off-the-books borrowing for their personal benefit.

Companies with exposure to the deregulated power markets, such as Dynegy, Williams, Reliant Energy and El Paso, also hurt our performance, as disenchanted investors sold the securities of these companies rather than risk the kind of revelations that brought Enron to its knees.

HOW DID YOU RESPOND TO THESE EVENTS?

In many instances, the market overreacted to the negative news. For example, in the case of WorldCom, prices quickly reached levels below where we could expect to sell if the company were liquidated. Therefore, in most cases we maintained our positions and tried to weather the storm. Overall, we remained overweighted in the corporate sector. Moreover, our decision--discussed in the report six months ago--to reduce the Fund's average exposure per holding and per issuer began to look better and better with the announcement of each new corporate mishap.

WHAT IS YOUR OUTLOOK?

In March, when the Fed moved to a neutral bias, investors wondered if that move foreshadowed a possible hike in interest rates as early as May. We now are fairly certain that the Fed will not tighten monetary policy at all for the remainder of 2002. Indeed, if the capital markets continue to experience the extreme volatility we've seen recently, the Fed could well ease again.

With corporate spreads still at recession-wide levels, we believe that the prospects are good for spreads to narrow in the months to come. Industrial production and other measures of economic activity continue to suggest an economy that is improving, albeit more slowly than we anticipated. Unfortunately, this favorable data has been obscured by the numerous instances of corporate malfeasance. Going forward, we plan to place more emphasis on the issue of trust in management, while at the same time redoubling our quantitative efforts to weed out losers and monitoring the effectiveness of our diversification policies. Overall, we believe that the second half of 2002 should bring a more favorable investment environment for bond investors.

[CHART]

         DURATION DIVERSIFICATION (6/30/02)
             MASSMUTUAL CORE BOND FUND
            AVERAGE DURATION=4.33 YEARS

< 1 Year                                           10.3%
1-3 Years                                          26.4%
3-5 Years                                          32.2%
5-10 Years                                         22.9%
10-20 Years                                         8.2%

[CHART]

             QUALITY STRUCTURE (6/30/02)
               MASSMUTUAL CORE BOND FUND

U.S. Governments Cash Equivalents Aaa/AAA          47.1%
Aa/AA                                               4.9%
A/A                                                16.8%
Baa/BBB                                            29.1%
Ba/BB                                               2.0%
Caa                                                 0.1%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Core Bond Fund Class S and the Lehman Brothers Aggregate Bond Index

MASSMUTUAL CORE BOND FUND
TOTAL RETURN

                                                             FIVE YEAR       SINCE INCEPTION
                      YEAR TO DATE         ONE YEAR        AVERAGE ANNUAL     AVERAGE ANNUAL
                    1/1/02 - 6/30/02   7/1/01 - 6/30/02   7/1/97 - 6/30/02   10/3/94 - 6/30/02
Class S                  2.58%               7.19%              6.84%              7.56%
----------------------------------------------------------------------------------------------

Lehman Brothers
Aggregate
Bond Index               3.79%               8.63%              7.57%              8.11%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

               CLASS S     LEHMAN BROTHERS AGGREGATE
10/3/94        $10,000             $10,000
   6/95        $11,212             $11,186
   6/96        $11,695             $11,748
   6/97        $12,626             $12,705
   6/98        $14,035             $14,044
   6/99        $14,282             $14,486
   6/00        $14,887             $15,148
   6/01        $16,401             $16,849
   6/02        $17,580             $18,303

Hypothetical Investments in MassMutual Core Bond Fund Class A, Class Y and the Lehman Brothers Aggregate Bond Index

MASSMUTUAL CORE BOND FUND
TOTAL RETURN

                                                                    SINCE INCEPTION
                                YEAR TO DATE         ONE YEAR        AVERAGE ANNUAL
                              1/1/02 - 6/30/02   7/1/01 - 6/30/02   1/1/98 - 6/30/02
Class A                            2.32%               6.70%              5.59%
Class Y                            2.50%               7.12%              6.00%
------------------------------------------------------------------------------------

Lehman Brothers
Aggregate
Bond Index                         3.79%               8.63%              6.97%

[CHART]

                   CLASS A     CLASS Y    LEHMAN BROTHERS AGGREGATE
1/1/1998           $10,000     $10,000           $10,000
    6/98           $10,380     $10,410           $10,393
    6/99           $10,512     $10,575           $10,720
    6/00           $10,918     $11,020           $11,209
    6/01           $11,968     $12,132           $12,468
    6/02           $12,770     $12,995           $13,544

Hypothetical Investments in MassMutual Core Bond Fund Class L and the Lehman Brothers Aggregate Bond Index

MASSMUTUAL CORE BOND FUND
TOTAL RETURN

                                                               SINCE INCEPTION
                           YEAR TO DATE         ONE YEAR        AVERAGE ANNUAL
                         1/1/02 - 6/30/02   7/1/01 - 6/30/02   5/3/99 - 6/30/02
Class L                       2.41%               6.90%              6.02%
--------------------------------------------------------------------------------

Lehman Brothers
Aggregate
Bond Index                    3.79%               8.63%              7.26%

[CHART]

                 CLASS L     LEHMAN BROTHERS AGGREGATE
5/3/1999         $10,000              $10,000
    6/99         $ 9,845              $ 9,881
    6/00         $10,238              $10,332
    6/01         $11,255              $11,493
    6/02         $12,032              $12,484

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL CORE BOND FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                    NUMBER OF        MARKET
                                                     SHARES          VALUE
                                                 -------------   ---------------
EQUITIES -- 0.2%

AUTOMOTIVE & PARTS
General Motors Corp
  Series B Convertible
  preferred                                           125,000    $     3,283,750
                                                                 ---------------

TOTAL EQUITIES
(COST $3,125,000)                                                      3,283,750
                                                                 ---------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                 -------------
BONDS & NOTES -- 82.7%

ASSET BACKED SECURITIES -- 3.1%
America West Airlines, Inc.
  Series 1996-1, Class A
  6.850% 07/02/2009                              $   4,037,538         3,656,475
Community Program
  Loan Trust Series
  1987-A, Class A4
  4.500% 10/01/2018                                  1,950,681         1,892,689
Conseco Finance
  Securitizations Corp.
  Series 2001-1, Class A4
  6.210% 07/01/2032                                  3,780,000         3,946,694
Conseco Finance
  Securitizations Corp.
  Series 2001-C, Class AI4
  6.190% 03/15/2030                                  4,000,000         4,164,284
Ford Credit Auto
  Owner Trust
  Series 2001-B, Class A5
  5.360% 06/15/2005                                  7,759,000         7,996,581
Metlife Capital Equipment
  Loan Trust Series 1997-A,
  Class A
  6.850% 05/20/2008                                  1,055,992         1,092,163
MMCA Automobile
  Trust Series
  2002-1, Class A3
  4.150% 05/15/2006                                  8,870,000         9,015,140
National City Auto
  Receivables Trust Series
  2002-A, Class A3
  4.040% 07/15/2006                                  4,500,000         4,576,180
Oakwood Mortgage
  Investors, Inc.
  Series 2001-C, Class A2
  5.920% 09/15/2017                                    910,000           945,062

                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE
                                                 -------------   ---------------
Option One Mortgage
  Securities Corp. Trust
  Series 2002-2A,
  Class CFTS+
  8.830% 06/26/2032                              $   1,887,930   $     1,887,341
Railcar Trust Series
  1992-1, Class A
  7.750% 06/01/2004                                    483,963           507,469
Textron Financial Corp.
  Series 1998-A, Class A2+
  5.890% 01/15/2005                                    517,997           517,997
Travelers Funding Limited
  Series 1A, Class A1+
  6.300% 02/18/2014                                  3,096,395         2,932,751
                                                                 ---------------

TOTAL ASSET BACKED
SECURITIES
(COST $42,990,135)                                                    43,130,826
                                                                 ---------------

CORPORATE DEBT -- 52.9%
AirTouch
  Communications, Inc.
  6.650% 05/01/2008                                  3,000,000         3,028,110
Albertson's, Inc.
  7.750% 06/15/2026                                  3,000,000         3,156,540
Alcan Aluminum Limited
  6.250% 11/01/2008                                  2,500,000         2,650,035
Alliance Pipeline LP+
  6.996% 12/31/2019                                  2,439,150         2,394,538
Amerada Hess Corp.
  7.125% 03/15/2033                                  3,900,000         3,894,462
American Airlines
  Pass-Through
  Trusts Series 1994-A,
  Class A4*
  9.780% 11/26/2011                                  1,452,505         1,306,310
American General
  Finance Corp.
  5.875% 07/14/2006                                  2,800,000         2,891,490
Anheuser-Busch
  Companies, Inc.*
  6.800% 01/15/2031                                  5,000,000         5,246,400
AOL Time Warner
  Companies, Inc.*
  7.570% 02/01/2024                                  6,195,000         5,391,447
AOL Time Warner, Inc.
  6.875% 05/01/2012                                  4,000,000         3,677,520
ARAMARK Services, Inc.
  8.150% 05/01/2005                                  1,895,000         1,985,297
Archer-Daniels-Midland Co.*
  7.000% 02/01/2031                                  5,030,000         5,206,905
Arrow Electronics, Inc.
  8.700% 10/01/2005                              $   3,000,000   $     3,104,235
Arrow Electronics, Inc.
  9.150% 10/01/2010                                  2,000,000         2,073,076
AT&T Corp.
  5.625% 03/15/2004                                  3,300,000         3,007,191
AT&T Corp.+
  8.000% 11/15/2031                                  5,020,000         3,650,042
AT&T Wireless
  Services, Inc.
  7.500% 05/01/2007                                  2,845,000         2,447,923
AT&T-Liberty Media
  Group*
  8.250% 02/01/2030                                  5,300,000         4,937,151
Avnet, Inc.
  8.000% 11/15/2006                                    315,000           320,390
Avnet, Inc.
  8.200% 10/17/2003                                  3,650,000         3,766,909
Bank of America Corp.
  5.250% 02/01/2007                                  2,155,000         2,186,485
Bank of America Corp.
  6.625% 06/15/2004                                  4,135,000         4,371,853
Bank One Corp.
  6.000% 08/01/2008                                  3,000,000         3,101,160
Barrick Gold Corp.
  7.500% 05/01/2007                                  4,000,000         4,334,920
Bemis Co., Inc.
  6.500% 08/15/2008                                  2,485,000         2,605,572
BHP Finance (USA)
  Limited
  6.420% 03/01/2026                                  3,500,000         3,585,155
Boeing Capital Corp.
  7.100% 09/27/2005                                  2,000,000         2,163,660
Bombardier
  Capital, Inc.+
  5.625% 05/30/2013                                  3,100,000         3,174,648
Bombardier
  Capital, Inc.+
  7.500% 08/15/2004                                  3,360,000         3,595,771
Boston Scientific Corp.*
  6.625% 03/15/2005                                  6,300,000         6,592,068
Brascan Corp.
  7.125% 06/15/2012                                  4,420,000         4,334,031
Brascan Corp.
  8.125% 12/15/2008                                  2,540,000         2,586,309
BRE Properties, Inc.
  7.450% 01/15/2011                                  2,500,000         2,652,925
British Telecom PLC
  7.875% 12/15/2005                                  3,000,000         3,235,740

    The accompanying notes are an integral part of the financial statements.

                                       27

                                                   PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
                                                 -------------   --------------
Capital One Bank
  series BKNT
  8.250% 06/15/2005                              $   2,500,000   $     2,586,475
Capitol Records, Inc.+
  8.375% 08/15/2009                                  5,500,000         5,751,009
Carlisle Companies, Inc.
  6.700% 05/15/2008                                  4,500,000         4,358,700
Cendant Corp.
  6.875% 08/15/2006                                  1,000,000         1,001,520
CenturyTel, Inc. Series E
  6.150% 01/15/2005                                  2,000,000         1,990,140
Champion
  International Corp.
  6.400% 02/15/2026                                  2,500,000         2,609,425
Chevron Phillips Chemical
  Co. LLC+
  5.375% 06/15/2007                                  2,250,000         2,241,776
Cinergy Corp.
  6.250% 09/01/2004                                  3,820,000         3,878,217
Cingular Wireless+
  5.625% 12/15/2006                                    800,000           765,456
Cintas Corp.+
  5.125% 06/01/2007                                  5,500,000         5,562,711
The CIT Group, Inc.
  6.150% 12/15/2002                                  1,455,000         1,460,267
The CIT Group, Inc.
  7.375% 04/02/2007                                  2,660,000         2,677,423
The CIT Group, Inc.
  7.500% 11/14/2003                                  2,095,000         2,085,635
The CIT Group, Inc.
  7.625% 08/16/2005                                  1,430,000         1,402,944
Clear Channel
  Communications, Inc.
  6.875% 06/15/2018                                  1,000,000           837,690
CNF, Inc.
  8.875% 05/01/2010                                  2,500,000         2,568,173
The Coca-Cola Co.
  4.000% 06/01/2005                                 11,075,000        11,107,560
Colonial Pipeline Co.+
  7.630% 04/15/2032                                  2,240,000         2,370,614
The Columbia Gas
  System, Inc
  6.610% 11/28/2002                                  3,000,000         3,001,620
Comcast Cable
  Communications, Inc.
  6.375% 01/30/2006                                  2,860,000         2,717,715
Comcast Cable
  Communications, Inc.
  8.375% 05/01/2007                                  2,500,000         2,523,400
Cominco Limited
  6.875% 02/15/2006                                  3,000,000         3,080,616
Commercial Credit Co.*
  7.750% 03/01/2005                                  3,000,000         3,258,090
Computer Sciences Corp.*
  6.750% 06/15/2006                              $   3,250,000   $     3,403,010
ConAgra Foods, Inc.
  7.000% 10/01/2028                                  3,000,000         3,044,580
Conoco, Inc.
  6.350% 04/15/2009                                    610,000           631,496
Conoco, Inc.
  6.950% 04/15/2029                                  4,015,000         4,105,739
Consolidated Natural Gas
  Co. Series C
  6.250% 11/01/2011                                  2,695,000         2,698,477
Continental Airlines,
  Inc. Series 1996-2B
  8.560% 07/02/2014                                  1,365,035         1,373,266
Continental Airlines, Inc.
  Series 1996-B
  7.820% 10/15/2013                                  1,530,291         1,513,809
Cooper Industries Limited+
  5.250% 07/01/2007                                  5,000,000         4,975,950
Countrywide Home
  Loans, Inc.
  5.500% 08/01/2006                                  2,000,000         2,044,200
Countrywide Home
  Loans, Inc.
  5.500% 02/01/2007                                  3,385,000         3,444,136
Cox Communications, Inc.
  7.750% 08/15/2006                                  3,000,000         2,978,970
Cox Communications, Inc.*
  7.750% 11/01/2010                                  4,673,000         4,461,967
CSX Corp.
  7.250% 05/01/2027                                  4,000,000         4,295,840
Cytec Industries, Inc.*
  6.750% 03/15/2008                                  5,200,000         4,927,780
DaimlerChrysler NA
  Holding Corp.*
  6.400% 05/15/2006                                  5,050,000         5,232,759
DaimlerChrysler NA
  Holding Corp.
  6.900% 09/01/2004                                  5,800,000         6,104,152
DaimlerChrysler NA
  Holding Corp.
  7.300% 01/15/2012                                  1,250,000         1,319,700
Dana Corp.
  6.250% 03/01/2004                                  2,500,000         2,350,000
Dominion Resources, Inc.
  7.820% 09/15/2004                                  3,200,000         3,419,712
Donnelley (R.R.)
  & Sons Co.
  6.625% 04/15/2029                                  3,750,000         3,501,300
Dover Corp.
  6.250% 06/01/2008                                  2,000,000         2,084,740
DPL, Inc.
  8.250% 03/01/2007                                  3,120,000         3,362,174
Duke Capital Corp.
  6.750% 02/15/2032                              $   3,515,000   $     3,341,823
Duke Capital Corp.
  7.500% 10/01/2009                                  3,850,000         4,169,742
Duke Energy Field
  Services Corp.*
  7.875% 08/16/2010                                  5,000,000         5,259,300
Dynegy Holdings, Inc.
  6.875% 04/01/2011                                  3,000,000         2,070,000
Eastman Chemical Co.
  7.000% 04/15/2012                                  4,000,000         4,148,480
Emerald Investment Grade
  CBO Limited+
  2.585% 05/24/2011                                  3,000,000         2,966,250
Enterprise Products
  Operating LP
  7.500% 02/01/2011                                  4,995,000         5,184,910
ERAC USA Finance Co.+
  6.750% 05/15/2007                                  4,500,000         4,677,525
ERAC USA Finance Co.+
  6.625% 05/15/2006                                  1,800,000         1,859,400
Exxon Mobil Corp.*
  8.625% 08/15/2021                                  4,500,000         5,574,600
FBG Finance Limited+
  7.875% 06/01/2016                                  3,000,000         3,410,730
Federated Department
  Stores, Inc.
  7.450% 07/15/2017                                  1,500,000         1,586,118
FedEx Corp.
  6.875% 02/15/2006                                  4,545,000         4,818,473
First Industrial LP
  7.000% 12/01/2006                                  2,250,000         2,376,045
FirstEnergy Corp.
  5.500% 11/15/2006                                  1,340,000         1,300,550
Florida Gas
  Transmission Co.+
  8.630% 11/01/2004                                  2,000,000         2,047,700
FNMA (Benchmark Bond)*
  6.250% 05/15/2029                                  2,200,000         2,197,624
FNMA (Benchmark Note)
  6.625% 10/15/2007                                  6,000,000         6,584,640
Ford Motor Corp.
  7.450% 07/16/2031                                  5,254,000         4,882,385
Ford Motor Credit Co.
  5.750% 02/23/2004                                 11,650,000        11,829,643
Ford Motor Credit Co.*
  7.375% 10/28/2009                                  7,000,000         7,105,770
Forte CDO (Cayman)
  Limited Series A3-A+
  7.011% 04/12/2013                                  1,500,000         1,486,500
General American
  Transportation Corp.
  6.750% 03/01/2006                                  3,000,000         2,884,200

    The accompanying notes are an integral part of the financial statements.

                                       28

                                                   PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
                                                 -------------   --------------
General American
  Transportation Corp.
  8.625% 12/01/2004                              $   2,500,000   $     2,571,425
General Electric
  Capital Corp.
  5.875% 02/15/2012                                  3,040,000         3,041,946
General Mills, Inc.
  8.900% 06/15/2006                                  2,250,000         2,554,290
General Motors
  Acceptance Corp.*
  6.125% 09/15/2006                                  9,780,000         9,950,954
General Motors
  Acceptance Corp.*
  6.875% 09/15/2011                                  5,000,000         4,956,100
General Motors Corp.
  7.200% 01/15/2011                                  2,600,000         2,665,000
Goodrich (B.F.) Co.
  7.500% 04/15/2008                                  4,300,000         4,535,210
The Goodyear Tire
  & Rubber Co.
  8.125% 03/15/2003                                  1,225,000         1,225,000
The Goodyear Tire
  & Rubber Co.
  8.500% 03/15/2007                                  3,535,000         3,519,464
Hearst-Argyle
  Television, Inc.
  7.000% 11/15/2007                                  2,000,000         1,988,760
Hershey Foods Corp.*
  7.200% 08/15/2027                                  5,300,000         5,801,168
Hilton Hotels Corp.
  7.000% 07/15/2004                                  1,500,000         1,539,960
Houghton Mifflin Co.
  7.000% 03/01/2006                                  2,325,000         2,413,117
Household Finance Corp.
  6.375% 10/15/2011                                 10,150,000         9,684,927
Household Finance Corp.
  6.500% 11/15/2008                                  2,400,000         2,390,400
Household Finance Corp.
  6.500% 01/24/2006                                  2,500,000         2,543,475
Household Finance Corp.
  7.625% 05/17/2032                                  3,170,000         3,094,332
Humana, Inc.*
  7.250% 08/01/2006                                  5,000,000         5,210,150
ICI Wilmington, Inc.
  7.050% 09/15/2007                                  2,000,000         2,069,760
Idex Corp.
  6.875% 02/15/2008                                  5,500,000         5,505,995
Imcera Group, Inc.*
  6.000% 10/15/2003                                  1,000,000           840,000
Interpool, Inc.
  7.350% 08/01/2007                                  2,000,000         1,937,232
Interpublic Group of
  Companies, Inc.
  7.875% 10/15/2005                                  4,000,000         4,200,920
Jones Apparel Group, Inc.
  7.875% 06/15/2006                              $   3,000,000   $     3,244,350
Kellogg Co.
  5.500% 04/01/2003                                  7,690,000         7,797,199
Keyspan Corp.*
  6.150% 06/01/2006                                  5,000,000         5,219,740
Keyspan Gas East Corp.
  Series MTNA
  6.900% 01/15/2008                                    649,000           699,239
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                  3,757,000         4,048,328
Koninklijke KPN NV
  8.000% 10/01/2010                                  3,500,000         3,514,990
Kraft Foods, Inc.
  6.500% 11/01/2031                                  1,285,000         1,262,551
The Kroger Co.
  7.000% 05/01/2018                                  1,800,000         1,790,406
Lafarge Corp.
  6.375% 07/15/2005                                  2,000,000         2,059,200
Leucadia National Corp.
  7.750% 08/15/2013                                  2,500,000         2,589,150
Lockheed Martin Corp.
  8.500% 12/01/2029                                  4,360,000         5,210,026
Marriott International,
  Inc. Series E
  7.000% 01/15/2008                                  4,950,000         5,193,545
Marsh & McLennan
  Companies, Inc.
  7.125% 06/15/2009                                  2,000,000         2,197,234
Marsh & McLennan
  Companies, Inc.+
  6.250% 03/15/2012                                  2,170,000         2,245,494
Masco Corp.
  6.750% 03/15/2006                                  5,000,000         5,265,892
Meritor Automotive, Inc.
  6.800% 02/15/2009                                  4,000,000         3,804,880
Merrill Lynch & Co.,
  Inc. Series B
  4.540% 03/08/2005                                 10,745,000        10,878,614
Midway Airlines Corp.
  Pass-Through
  Certificates, Class B
  8.140% 01/02/2013                                  2,603,219         2,082,575
Miller (Herman), Inc.
  7.125% 03/15/2011                                  3,000,000         2,965,410
Millipore Corp.
  7.500% 04/01/2007                                  3,750,000         3,799,875
Mohawk Industries, Inc.
  7.200% 04/15/2012                                  2,175,000         2,309,428
Morgan Stanley Dean
  Witter & CO.*
  5.625% 01/20/2004                                  5,500,000         5,685,130
Motorola, Inc.
6.500% 11/15/2028                                $   2,650,000   $     1,937,415
Motorola, Inc.
  6.750% 02/01/2006                                  3,000,000         2,823,210
National Rural Utilities
  Cooperative
  Finance Corp.
  8.000% 03/01/2032                                  5,510,000         5,971,022
News America
  Holdings, Inc.
  9.250% 02/01/2013                                  3,000,000         3,348,390
News America, Inc.
  6.750% 01/09/2038                                  2,000,000         1,914,520
Norfolk Southern Corp.*
  7.050% 05/01/2037                                  5,000,000         5,255,350
Nortel Networks Limited
  6.125% 02/15/2006                                  1,040,000           644,800
North Finance
  (Bermuda) Limited+
  7.000% 09/15/2005                                  2,000,000         2,108,760
Park Place
  Entertainment Corp.
  7.500% 09/01/2009                                  2,175,000         2,144,150
Park Place
  Entertainment Corp.
  8.500% 11/15/2006                                    550,000           567,814
Precision Castparts Corp.
  8.750% 03/15/2005                                  4,951,000         5,333,415
ProLogis Trust
  7.000% 10/01/2003                                  1,025,000         1,058,087
Qwest Capital
  Funding, Inc.*
  5.875% 08/03/2004                                  5,000,000         3,250,000
Qwest Capital Funding, Inc.
  7.750% 02/15/2031                                  5,545,000         2,772,500
Qwest Capital
  Funding, Inc.+
  8.875% 03/15/2012                                  2,455,000         2,213,428
Raytheon Co.
  6.300% 03/15/2005                                  2,000,000         2,081,060
Raytheon Co.
  6.500% 07/15/2005                                  3,000,000         3,135,150
Raytheon Co.
  6.750% 08/15/2007                                  2,500,000         2,649,050
Raytheon Co.
  7.900% 03/01/2003                                  3,045,000         3,116,497
Reliant Energy Finance
  Co. II LP+
  7.400% 11/15/2002                                    500,000           499,197
Reliant Energy Resources
  Corp. Series B
  8.125% 07/15/2005                                  4,750,000         4,314,444
Republic Services, Inc.
  7.125% 05/15/2009                                  3,750,000         3,925,864

    The accompanying notes are an integral part of the financial statements.

                                       29

                                                   PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
                                                 -------------   --------------
Rock-Teen Co.
  8.200% 08/15/2011                              $   2,500,000   $     2,642,122
Ryder System, Inc.
  6.600% 11/15/2005                                  3,800,000         3,784,686
Sabre Holdings Corp.
  7.350% 08/01/2011                                  1,000,000         1,006,220
Scholastic Corp.
  7.000% 12/15/2003                                  3,000,000         3,117,510
The Schwab
  (Charles) Corp.
  6.250% 01/23/2003                                  2,500,000         2,541,000
Sears, Roebuck
  Acceptance Corp.
  6.500% 12/01/2028                                  1,705,000         1,527,100
Sears, Roebuck
  Acceptance Corp.
  6.750% 09/15/2005                                  3,500,000         3,677,975
Simon Property Group LP
  6.625% 06/15/2003                                  1,570,000         1,613,505
Simon Property Group LP
  7.375% 01/20/2006                                  3,850,000         4,097,882
Simon Property Group, Inc.
  6.875% 11/15/2006                                  1,500,000         1,570,155
Solutia, Inc.
  6.720% 10/15/2037                                  3,570,000         2,980,950
Sony Capital Corp.+
  4.950% 11/01/2006                                  3,305,000         3,294,688
Southern Natural Gas Co.
  7.350% 02/15/2031                                  3,980,000         3,614,318
Sprint Capital Corp.
  6.125% 11/15/2008                                  2,000,000         1,604,640
Sprint Capital Corp.
  6.900% 05/01/2019                                  2,000,000         1,378,840
Sprint Capital Corp.
  7.125% 01/30/2006                                  3,795,000         3,336,184
Sprint Capital Corp.+
  8.375% 03/15/2012                                  2,655,000         2,176,834
Sunoco, Inc.
  6.750% 04/01/2011                                  2,710,000         2,717,778
SuperValu, Inc.*
  7.875% 08/01/2009                                  7,000,000         7,394,940
Telefonica Europe BV
  7.350% 09/15/2005                                  3,900,000         4,120,670
Temple-Inland, Inc.
  Series MTND*
  8.125% 12/15/2006                                  5,320,000         6,020,272
Textron Financial Corp.
  Series MTNE
  5.950% 03/15/2004                                  4,985,000         5,131,609
Thomas & Betts Corp.*
  8.250% 01/15/2004                                  2,500,000         2,450,000
The Thomson Corp.
  6.200% 01/05/2012                                  2,650,000         2,649,231
Times Mirror Co.
  7.450% 10/15/2009                              $   3,600,000   $     3,850,925
Toro Co.
  7.800% 06/15/2027                                  4,070,000         3,931,335
Trains 10-2002+
  6.858% 01/15/2012                                  4,780,000         4,907,913
Trains 5-2002+
  5.887% 01/25/2007                                  4,800,000         4,870,560
TRW, Inc.*
  8.750% 05/15/2006                                  6,000,000         6,661,362
Tyco International
  Group SA
  6.375% 02/15/2006                                  4,000,000         3,238,600
Tyco International
  Group SA
  6.375% 10/15/2011                                  2,845,000         2,176,425
Union Oil Co. of California
  6.375% 02/01/2004                                  3,165,000         3,263,621
Union Tank Car Co.
  6.790% 05/01/2010                                  4,800,000         4,719,051
United Air Lines, Inc.
  10.110% 02/19/2006                                   561,918           404,581
UPM-Kymmene
  OYJ Corp.+
  7.450% 11/26/2027                                  5,000,000         5,240,430
US Airways Inc. Class B
  7.500% 04/15/2008                                  1,304,522         1,083,157
US West Capital
  Funding Corp.
  6.125% 07/15/2002                                  2,000,000         1,840,000
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                  3,435,000         3,270,738
Verizon Global Funding
  Corp. Series MTNA*
  7.600% 03/15/2007                                  5,000,000         5,281,150
VF Corp.
  8.100% 10/01/2005                                  1,750,000         1,900,740
Vulcan Materials Co.
  6.000% 04/01/2009                                  4,000,000         4,014,502
Wells Fargo & Co.
  5.125% 02/15/2007                                  5,305,000         5,364,575
Westvaco Corp.
  8.400% 06/01/2007                                  3,750,000         4,230,712
Weyerhaeuser Co.
  5.950% 11/01/2008                                  4,000,000         4,042,196
Weyerhaeuser Co.+
  5.500% 03/15/2005                                  4,835,000         4,967,464
The Williams
  Companies, Inc.
  7.875% 09/01/2021                                  1,750,000         1,326,937
Williams Gas Pipelines
  Central, Inc.+
  7.375% 11/15/2006                                  2,750,000         2,269,025
Worldcom, Inc.
  6.500% 05/15/2004                              $   1,500,000   $       247,500
Worldcom, Inc.
  7.500% 05/15/2011                                    220,000            35,200
Worldcom, Inc.
  8.000% 05/15/2006                                    200,000            32,000
Worldcom, Inc.
  8.250% 05/15/2031                                  2,240,000           352,800
Worldcom, Inc.+
  7.375% 01/15/2006                                  5,000,000           800,000
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                  3,275,000         3,475,728
York International Corp.
  6.625% 08/15/2006                                  2,400,000         2,491,200
                                                                 ---------------

TOTAL CORPORATE DEBT
(COST $747,706,765)                                                  739,436,109
                                                                 ---------------

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 4.5%

COLLATERALIZED MORTGAGE OBLIGATIONS
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1*
  7.100% 08/13/2029                                  4,388,904         4,706,564
Bank of America Large
  Loan Series 2001-FMA,
  Class A2+
  6.490% 12/13/2016                                  1,900,000         1,981,345
CS First Boston Mortgage
  Securities Corp. Series
  1998-C2, Class A1
  5.960% 11/11/2030                                  2,324,697         2,428,424
CS First Boston Mortgage
  Securities Corp. Series
  2002-H1N, Class A+
  8.000% 08/27/2032                                  3,521,587         3,424,743
Merrill Lynch Mortgage
  Investors, Inc. Series
  1998-C1, Class A1
  6.310% 11/15/2026                                  2,712,982         2,828,002
Morgan Stanley Dean
  Witter Capital I Series
  2001-280, Class A1+
  6.148% 02/03/2011                                  3,631,039         3,752,857
Norwest Asset Securities
  Corp. Series 1997-19,
  Class A8
  7.250% 12/25/2027                                  4,736,564         4,890,503
Prudential Home Mortgage
  Securities Series 1993-26,
  Class A6
  6.750% 07/25/2008                                    525,166           531,237

    The accompanying notes are an integral part of the financial statements.

                                       30

                                                   PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
                                                 -------------   --------------
Residential Accredit Loans,
  Inc. Series 1996-QS5,
  Class M2
  8.000% 09/25/2026                              $   3,159,340   $     3,327,164
Residential Accredit Loans,
  Inc. Series 2000-QS8,
  Class A4
  8.000% 07/25/2030                                  5,000,000         5,311,480
Residential Funding
  Mortgage Securities I
  Series 1997-S7, Class A5
  7.500% 05/25/2027                                  6,148,780         6,306,312
Residential Funding
  Mortgage Securities I
  Series 1998-S9, Class 1A1
  6.500% 04/25/2013                                  1,095,920         1,135,297
Salomon Brothers
  Mortgage Securities
  Series 1997-TZH,
  Class B+
  7.491% 03/25/2022                                  3,000,000         3,230,172
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1+
  5.323% 02/18/2034                                  7,503,086         7,741,924
Starwood Commercial
  Mortgage Trust Series
  1999-C1A, Class B+
  6.920% 02/03/2014                                  3,000,000         3,176,160
Structured Asset Securities
  Corp. Series 1998-AlS2,
  Class 1A
  6.750% 03/25/2029                                  3,955,272         4,093,706
Vendee Mortgage Trust
  Series 1992-1, Class 2Z
  7.750% 05/15/2022                                  4,330,380         4,626,708
                                                                 ---------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $62,453,101)                                                    63,492,598
                                                                 ---------------

SOVEREIGN DEBT OBLIGATIONS -- 0.4%
Government of Quebec
  Series PJ
  6.125% 01/22/2011                                  5,000,000         5,250,745
                                                                 ---------------

TOTAL SOVEREIGN DEBT
OBLIGATIONS
(COST $4,961,620)                                                      5,250,745
                                                                 ---------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 13.6%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 5.9%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
FHLMC Series 1322,
  Class G
  7.500% 02/15/2007                              $      33,983   $        34,110
FHLMC Series 1337,
  Class D
  6.000% 08/15/2007                                    610,619           621,873
FHLMC Series 1460,
  Class H
  7.000% 05/15/2007                                  1,228,820         1,261,077
FHLMC Series 1667,
  Class PE
  6.000% 03/15/2008                                  1,371,968         1,388,679
FHLMC Series B, Class 3
  12.500% 09/30/2013                                    37,373            40,892
FHLMC Series W067,
  Class A
  6.420% 12/01/2005                                    740,837           785,663
                                                                 ---------------
                                                                       4,132,294
                                                                 ---------------

PASS-THROUGH SECURITIES -- 5.6%
FHLMC
  6.000% 05/01/2031-
          08/01/2031                                14,599,224        14,567,251
FHLMC
  7.000% 07/01/2029-
          10/01/2031                                36,357,876        37,654,462
FHLMC
  7.500% 06/01/2015-
          01/01/2031                                13,940,050        14,650,000
FHLMC
  8.000% 03/01/2015-
          08/01/2015                                 9,179,542         9,681,479
FHLMC
  8.250% 05/01/2017                                    664,600           708,777
FHLMC
  8.500% 11/01/2025                                  1,003,276         1,078,833
FHLMC
  9.000% 03/01/2017                                     68,081            74,293
                                                                 ---------------
                                                                      78,415,095
                                                                 ---------------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION (FHLMC)                                                   82,547,389
                                                                 ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 3.3%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
FNMA Series 1989-20,
  Class A
  6.750% 04/25/2018                                  3,423,946         3,597,575
                                                                 ---------------

PASS-THROUGH SECURITIES -- 3.0%
FNMA
  5.500% 01/01/2032-
          03/01/2032                             $   6,368,340   $     6,173,278
FNMA
  6.000% 10/01/2028-
          02/01/2029                                 9,234,537         9,251,351
FNMA
  7.500% 06/01/2031-
          10/01/2031                                 6,381,686         6,696,750
FNMA
  8.000% 05/01/2013-
          09/01/2031                                16,604,717        17,639,218
FNMA
  8.500% 08/01/2026                                  1,384,145         1,490,545
                                                                 ---------------
                                                                      41,251,142
                                                                 ---------------

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (FNMA)                                                    44,848,717
                                                                 ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 4.4%
PASS-THROUGH SECURITIES

GNMA
  6.000% 02/15/2029-
          11/15/2031                                13,729,867        13,727,425
GNMA
  6.500% 09/15/2023-
          11/15/2028                                25,061,263        25,692,591
GNMA
  7.000% 08/15/2023-
          11/15/2023                                 1,844,487         1,925,754
GNMA
  7.250% 07/20/2021-
          07/20/2022                                 9,215,219         9,620,688
GNMA
  7.500% 01/15/2017-
          06/15/2017                                 2,528,275         2,690,351
GNMA
  8.000% 02/15/2004-
          11/15/2030                                 7,840,465         8,377,754
GNMA
  9.000% 12/15/2004-
          10/15/2009                                    45,553            48,925
                                                                 ---------------
                                                                      62,083,488
                                                                 ---------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $185,194,400)                                                  189,479,594
                                                                 ---------------

U.S. TREASURY OBLIGATIONS -- 8.2%

U.S. TREASURY BONDS -- 5.6%
U.S. Treasury Bond
  6.125% 08/15/2029                                 18,595,000        19,748,820

    The accompanying notes are an integral part of the financial statements.

                                       31

                                                   PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
                                                 -------------   ---------------
U.S. Treasury Bond*
  7.125% 02/15/2023                              $   4,350,000   $     5,120,037
U.S. Treasury Bond*
  7.500% 11/15/2016                                 20,190,000        24,297,454
U.S. Treasury Bond*
  8.875% 08/15/2017                                 21,800,000        29,404,058
                                                                 ---------------
                                                                      78,570,369
                                                                 ---------------

U.S. TREASURY NOTES -- 2.6%
U.S. Treasury Note
  5.000% 02/15/2011                                  6,620,000         6,732,010
U.S. Treasury Note
  5.500% 05/15/2009                                  7,880,000         8,336,725
U.S. Treasury Note
  5.750% 08/15/2010                                 15,000,000        16,045,200
U.S. Treasury Note
  6.125% 08/15/2007                                  4,585,000         4,997,375
                                                                 ---------------
                                                                      36,111,310
                                                                 ---------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $109,583,206)                                                  114,681,679
                                                                 ---------------

TOTAL BONDS & NOTES
(COST $1,152,889,227)                                              1,155,471,551
                                                                 ---------------

SHORT-TERM INVESTMENTS -- 21.9%

CASH EQUIVALENTS -- 6.1%**
American Honda Motor Co.,
  Inc. Bank Note
  1.820% 04/08/2003                                    570,309           570,309
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                                    364,410           364,410
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                  4,522,049         4,522,049
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                  2,430,512         2,430,512
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                                  4,661,024         4,661,024
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                  4,084,764         4,084,764
Fleet National Bank Note
  2.000% 07/03/2002                                    784,345           784,345
Merrill Lynch Bank Note
  1.910% 11/26/2002                                    864,410           864,410
Merrill Lynch Bank Note
  1.920% 04/16/2003                                    932,205           932,205
Merrimac Money
  Market Fund                                    $  56,521,091   $    56,521,091
Morgan Stanley Dean
  Witter & Co
  2.080% 11/08/2002                                  1,398,307         1,398,307
National City Bank Note
  1.820% 01/23/2003                                  1,330,512         1,330,512
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                  4,661,024         4,661,024
US Bank Note
  1.800% 11/06/2002                                  2,330,512         2,330,512
                                                                 ---------------
                                                                      85,455,474
                                                                 ---------------

COMMERCIAL PAPER -- 15.8%
AOL Time Warner, Inc.
  1.970% 07/30/2002                                  5,910,000         5,899,974
AOL Time Warner, Inc.
  1.970% 07/31/2002                                  7,000,000         6,987,742
Aon Corp.
  1.930% 08/14/2002                                  7,325,000         7,306,936
Aon Corp.
  1.950% 07/25/2002                                  3,825,000         3,819,613
Autoliv ASP, Inc.
  2.000% 07/08/2002                                  7,900,000         7,896,050
Autoliv ASP, Inc.
  2.050% 09/04/2002                                  3,130,000         3,119,240
Burlington Northern
  Santa Fe Corp.
  2.000% 07/15/2002                                  4,655,000         4,650,862
ConAgra Foods, Inc.
  1.840% 07/01/2002                                  7,900,000         7,899,193
Conoco, Inc.
  1.920% 08/01/2002                                  7,790,000         7,776,290
Federal Signal Corp.
  2.000% 07/05/2002                                  7,000,000         6,997,667
Gannett Co., Inc.
  1.750% 07/12/2002                                  7,000,000         6,995,576
Gannett Co., Inc.
  1.750% 08/07/2002                                  7,830,000         7,815,156
General Motors
  Acceptance Corp.
  1.990% 07/02/2002                                  6,495,000         6,493,923
Ingersoll-Rand Co.
  1.850% 07/26/2002                                  7,090,000         7,080,163
Ingersoll-Rand Co.
  1.920% 09/04/2002                                  3,385,000         3,371,765
ITT Industries, Inc.
  1.950% 07/17/2002                                  6,325,000         6,318,833
ITT Industries, Inc.
  1.950% 07/19/2002                                  6,000,000         5,993,500
KeySpan Corp.
  1.880% 08/13/2002                                  4,560,000         4,549,284
Kimberly-Clark Corp.
  1.750% 08/27/2002                              $   5,070,000   $     5,055,459
McCormick & Co., Inc.
  1.770% 07/10/2002                                 14,690,000        14,682,055
McCormick & Co., Inc.
  1.970% 11/12/2002                                  7,925,000         7,868,603
National Fuel Gas Co.
  2.020% 08/05/2002                                  6,725,000         6,711,038
Newell Rubbermaid, Inc.
  1.900% 07/22/2002                                  6,680,000         6,671,891
Pearson Holdings, Inc.
  1.970% 07/03/2002                                  5,525,000         5,523,791
Pfizer, Inc.
  1.750% 07/23/2002                                  9,585,000         9,573,811
Reed Elsevier, Inc.
  2.000% 07/11/2002                                  5,060,000         5,056,627
Safeway, Inc.
  2.000% 08/21/2002                                  6,830,000         6,809,889
South Carolina
  Energy & Gas
  1.780% 08/02/2002                                  9,580,000         9,563,895
Textron Financial Corp.
  2.000% 07/09/2002                                  5,000,000         4,997,222
Textron Financial Corp.
  2.080% 07/18/2002                                  6,245,000         6,238,144
Toyota Motor Credit Corp.
  1.750% 08/06/2002                                  5,915,000         5,904,074
Union Oil Co. of California
  2.140% 07/16/2002                                  2,195,000         2,192,782
Verizon Network
  Funding Corp.
  1.800% 07/29/2002                                  7,015,000         7,004,478
Viacom, Inc.
  1.950% 07/24/2002                                  6,000,000         5,991,875
                                                                 ---------------
                                                                     220,817,401
                                                                 ---------------

TOTAL SHORT-TERM
INVESTMENTS
(COST $306,270,249)                                                  306,272,875
                                                                 ---------------

TOTAL INVESTMENTS -- 104.8%
(COST $1,462,284,476)***                                           1,465,028,176

OTHER ASSETS/
(LIABILITIES) -- (4.8%)                                              (66,917,235)
                                                                 ---------------

NET ASSETS -- 100.0%                                             $ 1,398,110,941
                                                                 ===============

NOTES TO PORTFOLIO OF INVESTMENTS
* All or a portion of this security is segregated to cover forward purchase commitments. (NOTE 2).
**  Represents investments of security lending collateral. (NOTE 2).
*** Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE BOND FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                  JUNE 30, 2002
                                                                                                   (UNAUDITED)
                                                                                                 --------------
ASSETS:
        Investments, at value (cost $1,156,014,227) (NOTE 2)                                     $1,158,755,301
        Short-term investments, at value (cost $306,270,249) (NOTE 2)                               306,272,875
                                                                                                 --------------
            Total Investments (including securities on loan with market values of $83,197,842)    1,465,028,176
        Cash                                                                                             15,220
        Settlement of investments purchased on a commitment basis (NOTE 2)                            1,225,681
        Receivables from:
            Investments sold                                                                         16,242,451
            Interest and dividends                                                                   18,216,787
                                                                                                 --------------
                 Total assets                                                                     1,500,728,315
                                                                                                 --------------

LIABILITIES:
        Payables for:
            Investments purchased                                                                    16,374,810
            Securities on loan (NOTE 2)                                                              85,455,474
            Directors' fees and expenses (NOTE 3)                                                        14,311
            Affiliates (NOTE 3):
                 Investment management fees                                                             511,611
                 Administration fees                                                                    154,729
                 Service fees                                                                            56,680
        Accrued expense and other liabilities                                                            49,759
                                                                                                 --------------
                 Total liabilities                                                                  102,617,374
                                                                                                 --------------
        NET ASSETS                                                                               $1,398,110,941
                                                                                                 ==============

NET ASSETS CONSIST OF:
        Paid-in capital                                                                          $1,358,510,511
        Undistributed net investment income                                                          33,479,363
        Accumulated net realized gain on investments and forward commitments                          2,151,686
        Net unrealized appreciation on investments and forward commitments                            3,969,381
                                                                                                 --------------
                                                                                                 $1,398,110,941
                                                                                                 ==============

NET ASSETS:
        Class A                                                                                  $  101,856,110
                                                                                                 ==============
        Class L                                                                                  $  235,485,851
                                                                                                 ==============
        Class Y                                                                                  $  114,279,249
                                                                                                 ==============
        Class S                                                                                  $  946,489,731
                                                                                                 ==============

SHARES OUTSTANDING:
        Class A                                                                                       9,249,141
                                                                                                 ==============
        Class L                                                                                      21,304,045
                                                                                                 ==============
        Class Y                                                                                      10,306,627
                                                                                                 ==============
        Class S                                                                                      85,072,579
                                                                                                 ==============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                  $        11.01
                                                                                                 ==============
        Class L                                                                                  $        11.05
                                                                                                 ==============
        Class Y                                                                                  $        11.09
                                                                                                 ==============
        Class S                                                                                  $        11.13
                                                                                                 ==============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                    SIX MONTHS ENDED
                                                                                                     JUNE 30, 2002
                                                                                                      (UNAUDITED)
                                                                                                    ---------------
INVESTMENT INCOME: (NOTE 2)
        Dividends                                                                                     $      27,084
        Interest (including securities lending income of $70,125)                                        37,729,389
                                                                                                      -------------
                Total investment income                                                                  37,756,473
                                                                                                      -------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                               3,113,742
        Custody fees                                                                                         67,135
        Shareholder reporting fees                                                                           30,759
        Audit and legal fees                                                                                 30,337
        Directors' fees (NOTE 3)                                                                             13,307
                                                                                                      -------------
                                                                                                          3,255,280
        Administration fees (NOTE 3):
            Class A                                                                                         116,989
            Class L                                                                                         295,394
            Class Y                                                                                          83,270
            Class S                                                                                         419,305
        Service fees (NOTE 3):
            Class A                                                                                          99,751
                                                                                                      -------------
                Total expenses                                                                            4,269,989
                                                                                                      -------------
                NET INVESTMENT INCOME                                                                    33,486,484
                                                                                                      -------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain on investment transactions and forward commitments                              3,714,593
        Net change in unrealized appreciation (depreciation) on investments and forward commitments      (5,209,110)
                                                                                                      -------------
                NET REALIZED AND UNREALIZED LOSS                                                         (1,494,517)
                                                                                                      -------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $  31,991,967
                                                                                                      =============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS ENDED
                                                                                   JUNE 30, 2002       YEAR ENDED
                                                                                    (UNAUDITED)     DECEMBER 31, 2001
                                                                                 ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                     $    33,486,484    $    60,507,887
        Net realized gain on investment transactions and forward commitments            3,714,593         18,147,164
        Net change in unrealized appreciation (depreciation) on investments and
           forward commitments                                                         (5,209,110)           957,507
                                                                                  ---------------    ---------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       31,991,967         79,612,558
                                                                                  ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                                 -         (3,052,845)
        Class L                                                                                 -         (8,862,368)
        Class Y                                                                                 -         (5,636,224)
        Class S                                                                                 -        (46,288,854)
                                                                                  ---------------    ---------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                      -        (63,840,291)
                                                                                  ---------------    ---------------
FROM NET REALIZED GAINS:
        Class A                                                                                 -           (488,874)
        Class L                                                                                 -         (1,385,900)
        Class Y                                                                                 -           (861,584)
        Class S                                                                                 -         (7,056,392)
                                                                                  ---------------    ---------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                         -         (9,792,750)
                                                                                  ---------------    ---------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                        38,815,094         49,109,724
        Class L                                                                        55,666,161        109,481,570
        Class Y                                                                         2,958,842         59,901,406
        Class S                                                                        36,567,932        119,384,797
                                                                                  ---------------    ---------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                   134,008,029        337,877,497
                                                                                  ---------------    ---------------
        TOTAL INCREASE IN NET ASSETS                                                  165,999,996        343,857,014
NET ASSETS:
        Beginning of period                                                         1,232,110,945        888,253,931
                                                                                  ---------------    ---------------
        End of period (including undistributed net investment income of
           $33,479,363 and distributions in excess of net investment
           income of $7,121, respectively)                                        $ 1,398,110,941    $ 1,232,110,945
                                                                                  ===============    ===============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                        CLASS A
                                                                                        -------
                                                        SIX MONTHS ENDED
                                                             6/30/02       YEAR ENDED   YEAR ENDED      YEAR ENDED   YEAR ENDED
                                                           (UNAUDITED)     12/31/01(a)   12/31/00        12/31/99    12/31/98++
                                                        ----------------   -----------  ----------      ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    10.76       $  10.65     $   10.12       $  11.06      $ 10.85
                                                           ----------       --------     ---------       --------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.26***        0.56***       0.65***        0.62***      0.59***
  Net realized and unrealized gain (loss) on investments        (0.01)          0.21          0.42          (0.89)        0.25
                                                           ----------       --------     ---------       --------      -------
       Total income (loss) from investment operations            0.25           0.77          1.07          (0.27)        0.84
                                                           ----------       --------     ---------       --------      -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -          (0.57)        (0.54)         (0.66)       (0.52)
  From net realized gains                                           -          (0.09)            -          (0.01)       (0.11)
                                                           ----------       --------     ---------       --------      -------
       Total distributions                                          -          (0.66)        (0.54)         (0.67)       (0.63)
                                                           ----------       --------     ---------       --------      -------
NET ASSET VALUE, END OF PERIOD                             $    11.01       $  10.76     $   10.65       $  10.12      $ 11.06
                                                           ==========       ========     =========       ========      =======
TOTAL RETURN@                                                    2.32%**        7.32%        10.62%         (2.43)%       7.75%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $  101,856       $ 61,179     $  13,435       $    576      $   141
  Net expenses to average daily net assets                       1.05%*         1.05%         1.04%          1.07%        1.20%
  Net investment income to average daily net assets              4.79%*         5.03%         6.02%          5.70%        5.26%
  Portfolio turnover rate                                         100%**          68%           39%            61%          51%

                                                                                CLASS L
                                                                                -------
                                                        SIX MONTHS ENDED
                                                             6/30/02       YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                          (UNAUDITED)      12/31/01(a)    12/31/00      12/31/99+
                                                        ----------------   -----------   ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    10.79       $  10.66     $   10.11       $ 10.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.27***        0.60***       0.66***       0.44***
  Net realized and unrealized gain (loss) on investments        (0.01)          0.21          0.44         (0.61)
                                                           ----------       --------     ---------       -------
       Total income (loss) from investment operations            0.26           0.81          1.10         (0.17)
                                                           ----------       --------     ---------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -          (0.59)        (0.55)        (0.68)
  From net realized gains                                           -          (0.09)            -         (0.01)
                                                           ----------       --------     ---------       -------
       Total distributions                                          -          (0.68)        (0.55)        (0.69)
                                                           ----------       --------     ---------       -------
NET ASSET VALUE, END OF PERIOD                             $    11.05       $  10.79     $   10.66       $ 10.11
                                                           ==========       ========     =========       =======
TOTAL RETURN@                                                    2.41%**        7.62%        10.85%        (1.52)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $  235,486       $174,896     $  66,686       $ 2,361
  Net expenses to average daily net assets                       0.80%*         0.80%         0.79%         0.80%*
  Net investment income to average daily net assets              5.03%*         5.32%         6.21%         6.11%*
  Portfolio turnover rate                                         100%**          68%           39%           61%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  ++   AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.09%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

                                                                                CLASS Y
                                                                                -------
                                              SIX MONTHS ENDED
                                                   6/30/02        YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 (UNAUDITED)      12/31/01(a)    12/31/00     12/31/99     12/31/98+
                                              ----------------    -----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $   10.82        $  10.68     $   10.12     $  11.06     $  10.86
                                                  ---------        --------     ---------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                0.28***         0.62***       0.68***      0.68***      0.65***
  Net realized and unrealized gain (loss) on
    investments                                       (0.01)           0.21          0.43        (0.92)        0.25
                                                  ---------        --------     ---------     --------     --------
       Total income (loss) from investment
         operations                                    0.27            0.83          1.11        (0.24)        0.90
                                                  ---------        --------     ---------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              -           (0.60)        (0.55)       (0.69)       (0.59)
  From net realized gains                                 -           (0.09)            -        (0.01)       (0.11)
                                                  ---------        --------     ---------     --------     --------
       Total distributions                                -           (0.69)        (0.55)       (0.70)       (0.70)
                                                  ---------        --------     ---------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $   11.09        $  10.82     $   10.68     $  10.12     $  11.06
                                                  =========        ========     =========     ========     ========
TOTAL RETURN@                                          2.50%**         7.84%        11.01%       (2.16)%       8.25%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $ 114,279        $108,395     $  49,579     $ 19,471     $    400
  Net expenses to average daily net assets             0.64%*          0.65%         0.64%        0.65%        0.74%
  Net investment income to average daily net
    assets                                             5.18%*          5.49%         6.37%        6.29%        5.73%
  Portfolio turnover rate                               100%**           68%           39%          61%          51%

                                                                               CLASS S(1)
                                                                               ----------
                                              SIX MONTHS ENDED
                                                   6/30/02        YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                 (UNAUDITED)      12/31/01(a)    12/31/00     12/31/99     12/31/98      12/31/97
                                              ----------------    -----------   ---------    ----------   ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $   10.85        $  10.70      $  10.14     $  11.06     $  10.81      $  10.45
                                                  ---------        --------      --------     --------     --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                0.28***         0.63***       0.68***      0.66***      0.67***       0.69***
  Net realized and unrealized gain (loss)
     on investments                                   (0.00)****       0.21          0.43        (0.89)        0.24          0.33
                                                  ---------        --------      --------     --------     --------      --------
       Total income (loss) from investment
         operations                                    0.28            0.84          1.11        (0.23)        0.91          1.02
                                                  ---------        --------      --------     --------     --------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              -           (0.60)        (0.55)       (0.68)       (0.56)        (0.64)
  From net realized gains                                 -           (0.09)            -        (0.01)       (0.10)        (0.02)
                                                  ---------        --------      --------     --------     --------      --------
       Total distributions                                -           (0.69)        (0.55)       (0.69)       (0.66)        (0.66)
                                                  ---------        --------      --------     --------     --------      --------
NET ASSET VALUE, END OF PERIOD                    $   11.13        $  10.85      $  10.70     $  10.14     $  11.06      $  10.81
                                                  =========        ========      ========     ========     ========      ========
TOTAL RETURN@                                          2.58%**         7.92%        10.99%       (2.08)%       8.44%         9.78%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)               $ 946,490        $887,641      $758,554     $594,002     $709,459      $455,931
  Ratio of expenses to average daily net
    assets:
     Before expense waiver                             0.59%*          0.60%         0.59%        0.57%        0.55%         0.55%
     After expense waiver#                              N/A             N/A           N/A          N/A          N/A          0.54%
  Net investment income to average daily net
    assets                                             5.22%*          5.61%         6.38%        6.07%        5.92%         6.34%
  Portfolio turnover rate                               100%**           68%           39%          61%          51%           54%

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  **** NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS IS LESS THAN $0.01 PER
       SHARE.
  +    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  (1)  CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
  # COMPUTED AFTER GIVING EFFECT TO THE VOLUNTARY PARTIAL WAIVER OF MANAGEMENT FEE BY MASSMUTUAL, WHICH TERMINATED MAY 1, 1997.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.01 PER SHARE AND A DECREASE OF THE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.09%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DIVERSIFIED BOND FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL DIVERSIFIED BOND FUND?

The objectives and policies of the Fund are to:

- achieve a superior total rate of return by investing in fixed income instruments
- invest in a diversified portfolio of fixed income securities across the credit quality spectrum, including investment grade and high-yield issues
- maintain duration within 10% of the duration of the Lehman Brothers Aggregate Bond Index, with an average credit quality of at least BBB-
- diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned 2.37%, trailing the 3.79% return of the Lehman Brothers Aggregate Bond Index.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?

A significant overweighting in corporate securities relative to the benchmark hurt the Fund. We came into 2002 believing that corporates were the place to be, for a number of reasons. First, corporate spreads--reflecting the premium of corporate yields over comparable Treasury securities--appeared to be wide relative to their historical long-term average. Corporates also looked attractive compared with mortgage-backed securities, the other primary non-Treasury asset class in our investment universe.

Moreover, the timing for investing in corporate securities appeared favorable, as we thought that aggressive rate-cutting by the Federal Reserve Board in 2001 would set the stage for a decent economic recovery in 2002, which in turn would trigger improving credit quality and narrower spreads. Additionally, with a strong and sizable research staff dedicated to analyzing the corporate debt market, we were confident that we could take advantage of such a scenario.

As a result, we increased the Fund's corporate holdings from 48.5% of total assets at the end of January to 55.4% at the end of the period. In contrast, the benchmark's weighting of corporates at the end of the period stood at 26.9%. Most of our increase occurred in BBB-rated securities, the lowest tier of the investment-grade universe. We thought that these securities offered a good mix of safety and wide spreads with attractive profit potential. Our high-yield holdings remained fairly constant at approximately 11% to 12% of the portfolio.

HOW DID THIS STRATEGY PLAY OUT?

Corporate spreads did tighten early in the first quarter, as we expected. From there, however, both the bond and stock markets deteriorated badly due to continued disappointments on the earnings front and a series of controversies over accounting procedures, especially in the telecommunications and power utility industries. While performance in most corporate securities was disappointing, the high-yield sector suffered the worst damage, reflecting investors' risk-averse mentality during the period.

The prime detractors in our portfolio were WorldCom and Qwest. WorldCom, of course, is now infamous for its alleged cover-up of almost $4 billion in expenses over two years, a situation that appeared to have escaped the notice of even the company's internal auditors. Meanwhile, Qwest was the subject of a criminal investigation by the U.S. attorney's office in Denver as well as a probe of its accounting practices by the SEC.

In the cable industry, our holdings in AOL Time Warner and Cox Communications were adversely affected by the developments at Adelphia Communications, which sought protection in Chapter 11 bankruptcy amid allegations that the founder and his family engaged in off-the-books borrowing for their personal benefit.

Companies with exposure to the deregulated power markets, such as Williams Companies and Reliant Energy, also hurt our performance, as disenchanted investors sold the securities of these companies rather than risk the kind of revelations that brought Enron to its knees.

WHAT IS YOUR OUTLOOK?

In March, when the Fed moved to a neutral bias, investors wondered if that move foreshadowed a possible hike in interest rates as early as May. We now are fairly certain that the Fed will not tighten monetary policy at all for the remainder of 2002. Indeed, if the capital markets continue to experience the extreme volatility we've seen recently, the Fed could well ease again.

With corporate spreads still at recession-wide levels, we believe that the prospects are good for spreads to narrow in the months to come. Industrial production and other measures of economic activity continue to suggest an economy that is improving, albeit more slowly than we anticipated. Unfortunately, this favorable data has been obscured by the numerous instances of corporate malfeasance. Going forward, we plan to place more emphasis on the issue of trust in management in our qualitative research and emphasize our quantitative models to pick the most attractive bonds. Overall, we believe that the second half of 2002 should bring a more favorable investment environment for bond investors.

[CHART]

             DURATION DIVERSIFICATION (6/30/02)
             MASS MUTUAL DIVERSIFIED BOND FUND
                AVERAGE DURATION=4.27 YEARS

< 1 Year                                         8.5%
1-3 Years                                       34.7%
3-5 Years                                       29.0%
5-10 Years                                      15.6%
10-20 Years                                     12.2%

[CHART]

                QUALITY STRUCTURE (6/30/02)
                  MASS MUTUAL DIVERSIFIED
                         BOND FUND

U.S. Governments Cash Equivalents Aaa/AAA          44.6%
Aa/AA                                               3.9%
A/A                                                13.2%
Baa/BBB                                            27.4%
Ba/BB                                               8.0%
B/B                                                 2.1%
Caa                                                 0.6%
Ca                                                  0.1%
NR                                                  0.1%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Diversified Bond Fund Class S, Class A, Class Y, Class L and the Lehman Brothers Aggregate Bond Index

MASSMUTUAL DIVERSIFIED BOND FUND
TOTAL RETURN

                                                            SINCE INCEPTION
                   YEAR TO DATE            ONE YEAR          AVERAGE ANNUAL
                  1/1/02 - 6/30/02     7/1/01 - 6/30/02     5/3/99 - 6/30/02
  Class S              2.37%                 5.89%               5.16%
  Class A              2.06%                 5.48%               4.72%
  Class Y              2.27%                 5.85%               5.06%
  Class L              2.17%                 5.66%               4.92%
----------------------------------------------------------------------------

Lehman Brothers
Aggregate
Bond Index             3.79%                 8.63%               7.26%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              CLASS S    CLASS A    CLASS Y       CLASS L   LEHMAN BROTHERS AGGREGATE
    5/3/99    $10,000    $10,000    $10,000       $10,000           $10,000
      6/99    $ 9,890    $ 9,880    $ 9,890       $ 9,890           $ 9,881
      6/00    $10,226    $10,175    $10,214       $10,202           $10,332
      6/01    $11,073    $10,967    $11,044       $11,014           $11,493
      6/02    $11,725    $11,568    $11,690       $11,638           $12,484

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL DIVERSIFIED BOND FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                    NUMBER OF          MARKET
                                                     SHARES            VALUE
                                                  ------------      -----------
EQUITIES -- 0.4%
AUTOMOTIVE & PARTS -- 0.4%
General Motors Corp. Series B
  Convertible Preferred                                  6,250      $   164,187
                                                                    -----------

FINANCIAL SERVICES -- 0.0%
Contifinancial Corp.                                   114,845            9,188
                                                                    -----------

TOTAL EQUITIES
(COST $241,873)                                                         173,375
                                                                    -----------

                                                    PRINCIPAL
                                                     AMOUNT
                                                  ------------
BONDS & NOTES -- 94.6%

ASSET BACKED SECURITIES -- 1.1%
Conseco Finance
  Securitizations Corp.
  Series 2001-1, Class A4
  6.210% 07/01/2032                               $    110,000          114,851
Oakwood Mortgage Investors, Inc.
  Series 2001-C, Class A2
  5.920% 09/15/2017                                    300,000          311,559
                                                                    -----------

TOTAL ASSET BACKED
SECURITIES (Cost $415,531)                                              426,410
                                                                    -----------

CORPORATE DEBT -- 55.4%
AES Corp.
  8.875% 02/15/2011                                    200,000          124,000
Airgas, Inc. Series MTN
  7.140% 03/08/2004                                     20,000           20,391
Airgas, Inc. Series MTN
  7.750% 09/15/2006                                    105,000          109,778
Amerada Hess Corp.
  7.125% 03/15/2033                                    110,000          109,844
American Greetings Corp.
  6.100% 08/01/2028                                    110,000           98,450
American Standard, Inc.
  7.375% 02/01/2008                                    140,000          141,400
Ametek, Inc.
  7.200% 07/15/2008                                     85,000           82,345
AOL Time Warner Companies, Inc.
  7.570% 02/01/2024                                    140,000          121,841
AOL Time Warner, Inc.
  5.625% 05/01/2005                                     50,000           48,525
AOL Time Warner, Inc.
  6.875% 05/01/2012                                    110,000          101,132
ARAMARK Services, Inc.
  8.150% 05/01/2005                                     55,000           57,621

                                                    PRINCIPAL          MARKET
                                                     AMOUNT            VALUE
                                                  ------------      -----------
Archer-Daniels-Midland Co.
  7.000% 02/01/2031                               $    200,000      $   207,034
Arrow Electronics, Inc.
  8.700% 10/01/2005                                    115,000          118,996
Associates Corp. of North America*
  5.800% 04/20/2004                                    500,000          520,045
AT&T Canada, Inc.
  7.625% 03/15/2005                                    250,000           30,000
AT&T Corp.
  5.625% 03/15/2004                                    225,000          205,036
AT&T Corp.+
  8.000% 11/15/2031                                    150,000          109,065
AT&T Wireless Services, Inc.
  7.500% 05/01/2007                                     45,000           38,719
Atmos Energy Corp.
  7.375% 05/15/2011                                    155,000          159,783
Avnet, Inc.
  8.000% 11/15/2006                                     25,000           25,428
Bergen Brunswig Corp.
  7.250% 06/01/2005                                    100,000          101,250
Boeing Capital Corp.*
  7.100% 09/27/2005                                    100,000          108,183
Bombardier Capital, Inc.+
  5.625% 05/30/2013                                     75,000           76,806
Bombardier Capital, Inc.+
  7.500% 08/15/2004                                     60,000           64,210
Boston Scientific Corp.*
  6.625% 03/15/2005                                    250,000          261,590
Brand Scaffold Services, Inc.
  10.250% 02/15/2008                                   125,000          122,500
Brascan Corp.
  7.125% 06/15/2012                                    125,000          122,569
Brascan Corp.
  8.125% 12/15/2008                                     75,000           76,367
Briggs & Stratton Corp.
  8.875% 03/15/2011                                    100,000          104,910
British Sky Broadcasting PLC
  8.200% 07/15/2009                                    100,000           98,302
Calpine Corp.
  7.750% 04/15/2009                                     75,000           47,250
Calpine Corp.
  8.500% 02/15/2011                                    100,000           65,500
Capitol Records, Inc.+
  8.375% 08/15/2009                                    250,000          261,409
Caraustar Industries, Inc.
  9.875% 04/01/2011                                     50,000           52,875
Cendant Corp.
  6.875% 08/15/2006                                     75,000           75,114
Cincinnati Milacron, Inc.
  8.375% 03/15/2004                                     75,000           66,375
Cinergy Corp.
  6.250% 09/01/2004                               $    150,000      $   152,286
Cintas Corp.+
  5.125% 06/01/2007                                    150,000          151,710
The CIT Group, Inc.
  6.150% 12/15/2002                                     40,000           40,145
The CIT Group, Inc.
  7.375% 04/02/2007                                     75,000           75,491
The CIT Group, Inc.
  7.500% 11/14/2003                                     90,000           89,598
The CIT Group, Inc.
  7.625% 08/16/2005                                     45,000           44,149
CNF, Inc.
  8.875% 05/01/2010                                     85,000           87,318
The Coca-Cola Co.
  4.000% 06/01/2005                                    350,000          351,029
Coca-Cola Enterprises
  6.950% 11/15/2026                                     75,000           77,624
Colonial Pipeline Co.+
  7.630% 04/15/2032                                     65,000           68,790
Comcast Cable Communications, Inc.
  6.375% 01/30/2006                                    140,000          133,035
Computer Associates International, Inc.
  6.375% 04/15/2005                                     75,000           64,500
Computer Sciences Corp.
  6.750% 06/15/2006                                     30,000           31,412
Conoco, Inc.
  6.950% 04/15/2029                                    120,000          122,712
Consolidated Natural Gas Co. Series C
  6.250% 11/01/2011                                     75,000           75,097
Constellation Brands, Inc.
  8.000% 02/15/2008                                    125,000          128,750
Countrywide Home Loans, Inc.
  5.500% 02/01/2007                                     75,000           76,310
Cox Communications, Inc.
  7.750% 11/01/2010                                    135,000          128,903
CSC Holdings, Inc.
  7.625% 04/01/2011                                    250,000          196,940
CSC Holdings, Inc. Series B
  8.125% 08/15/2009                                    100,000           81,000
CSX Corp.
  6.250% 10/15/2008                                    250,000          258,525
Cytec Industries, Inc.
  6.750% 03/15/2008                                    150,000          142,147
DaimlerChrysler NA Holding Corp.
  6.900% 09/01/2004                                    150,000          157,866

    The accompanying notes are an integral part of the financial statements.

                                       40

                                                    PRINCIPAL          MARKET
                                                     AMOUNT            VALUE
                                                  ------------      -----------
DaimlerChrysler NA Holding Corp.
  7.300% 01/15/2012                               $    100,000      $   105,576
Dana Corp.
  6.250% 03/01/2004                                    250,000          235,000
Derby Cycle Corp.++
  10.000% 05/15/2008                                   107,000            2,140
Diageo Capital PLC*
  6.125% 08/15/2005                                    500,000          527,577
Dominion Resources, Inc.
  7.820% 09/15/2004                                    120,000          128,239
DPL, Inc.
  8.250% 03/01/2007                                    140,000          150,867
Duke Capital Corp.
  6.750% 02/15/2032                                    100,000           95,073
Duke Energy Field Services Corp.
  7.875% 08/16/2010                                    255,000          268,224
Ecolab, Inc.
  6.875% 02/01/2011                                    135,000          134,052
Elgin National Industries, Inc. Series B
  11.000% 11/01/2007                                   125,000          106,250
Enterprise Products Operating LP
  7.500% 02/01/2011                                    140,000          145,323
FedEx Corp.
  6.875% 02/15/2006                                    150,000          159,026
FirstEnergy Corp.
  5.500% 11/15/2006                                     35,000           33,970
Ford Motor Corp.
  7.450% 07/16/2031                                    145,000          134,744
Ford Motor Credit Co.
  7.375% 10/28/2009                                    100,000          101,511
Ford Motor Credit Corp.
  7.250% 10/25/2011                                    150,000          149,905
Foster's Finance Corp.+
  6.875% 06/15/2011                                    160,000          169,466
General American Transportation Corp.
  8.625% 12/01/2004                                    160,000          164,571
General Electric Capital Corp.
  5.875% 02/15/2012                                    160,000          160,102
General Motors Acceptance Corp.
  6.125% 09/15/2006                                    150,000          152,622
General Motors Corp.
  7.200% 01/15/2011                                    150,000          153,750
Georgia Gulf Corp.
  7.625% 11/15/2005                                    110,000          114,648
Global Crossing Holding Limited+++
  9.500% 11/15/2009                                    100,000            1,000
Goodrich (B.F.) Co.
  7.500% 04/15/2008                               $    100,000      $   105,470
Hasbro, Inc.
  7.950% 03/15/2003                                    100,000          101,250
Healthsouth Corp.+
  7.625% 06/01/2012                                    125,000          123,134
Hearst-Argyle Television, Inc.
  7.000% 11/15/2007                                     50,000           49,719
Hercules, Inc.
  11.125% 11/15/2007                                    60,000           67,200
Hershey Foods Corp.
  7.200% 08/15/2027                                    160,000          175,130
Home Depot Exchangeable Trust+
  1.000% 02/14/2006                                    100,000           89,375
Host Marriott LP Series E
  8.375% 02/15/2006                                    100,000           98,500
Houghton Mifflin Co.
  7.000% 03/01/2006                                     70,000           72,653
Household Finance Corp.
  6.375% 10/15/2011                                    180,000          171,752
Household Finance Corp.
  7.625% 05/17/2032                                    100,000           97,613
Humana, Inc.
  7.250% 08/01/2006                                    100,000          104,203
Idex Corp.
  6.875% 02/15/2008                                    150,000          150,164
Imax Corp.
  7.875% 12/01/2005                                    250,000          200,000
Ingersoll-Rand Co.
  5.800% 06/01/2004                                    150,000          155,235
International Game Technology
  7.875% 05/15/2004                                    150,000          154,500
Interpublic Group of Companies, Inc.
  7.875% 10/15/2005                                    150,000          157,534
JL French Automotive Casting Series B
  11.500% 06/01/2009                                   125,000           75,000
Kansas City Southern Railway
  9.500% 10/01/2008                                    125,000          135,000
Kansas Gas & Electric Co.
  7.600% 12/15/2003                                    100,000           99,780
Kellogg Co.
  5.500% 04/01/2003                                    250,000          253,485
Kennametal, Inc.
  7.200% 06/15/2012                                    100,000           99,927
Kerr-McGee Corp.
  5.375% 04/15/2005                                    140,000          143,191
KeySpan Gas East Corp. Series MTNA
  6.900% 01/15/2008                                    125,000          134,676
Kimco Realty Corp. Series MTNB
  7.860% 11/01/2007                               $    130,000      $   140,081
Koninklijke KPN NV
  8.000% 10/01/2010                                    120,000          120,514
Kraft Foods, Inc.
  6.500% 11/01/2031                                     35,000           34,389
The Kroger Co.
  7.650% 04/15/2007                                    250,000          273,745
Lear Corp. Series B
  7.960% 05/15/2005                                    150,000          152,625
Lockheed Martin Corp.
  8.500% 12/01/2029                                    110,000          131,446
Marriott International, Inc. Series E
  7.000% 01/15/2008                                    150,000          157,380
Marsh & McLennan Companies, Inc.+
  6.250% 03/15/2012                                     60,000           62,087
Masco Corp.
  6.750% 03/15/2006                                    155,000          163,243
Merrill Lynch & Co., Inc. Series B
  4.540% 03/08/2005                                    300,000          303,730
MGM Mirage, Inc.
  6.950% 02/01/2005                                    150,000          150,848
Mohawk Industries, Inc.
  7.200% 04/15/2012                                     60,000           63,708
National Rural Utilities Cooperative Finance Corp.
  8.000% 03/01/2032                                    165,000          178,806
News America Holdings, Inc. Zero Coupon+
  0.000% 02/28/2021                                    100,000           46,875
Niagara Mohawk Power Corp. Series G
  7.750% 10/01/2008                                    150,000          166,354
Norfolk Southern Corp.
  7.250% 02/15/2031                                    140,000          144,859
Nortel Networks Limited
  6.125% 02/15/2006                                     55,000           34,100
Northwest Airlines, Inc.
  7.875% 03/15/2008                                    250,000          210,000
Pacer International, Inc. Series B
  11.750% 06/01/2007                                   125,000          125,625
Park Place Entertainment Corp.
  8.500% 11/15/2006                                     80,000           82,591
Park Place Entertainment Corp.
  8.875% 09/15/2008                                    100,000          103,000

    The accompanying notes are an integral part of the financial statements.

                                       41

                                                    PRINCIPAL          MARKET
                                                     AMOUNT            VALUE
                                                  ------------      -----------
Petroleos Mexicanos Series P
  % 09/15/2027                                    $    125,000      $   135,812
Precision Castparts Corp.
  8.750% 03/15/2005                                    100,000          107,724
Pride International, Inc.
  9.375% 05/01/2007                                    100,000          104,250
Progress Energy, Inc.
  6.550% 03/01/2004                                     90,000           93,666
ProLogis Trust
  7.000% 10/01/2003                                     30,000           30,968
PSEG Energy Holdings, Inc.
  8.625% 02/15/2008                                    150,000          145,537
Qwest Capital Funding, Inc.
  7.750% 02/15/2031                                    150,000           75,000
Qwest Capital Funding, Inc.+
  8.875% 03/15/2012                                     70,000           63,112
Raytheon Co.*
  6.500% 07/15/2005                                    250,000          261,262
Raytheon Co.
  7.900% 03/01/2003                                    100,000          102,348
Reliant Energy Resources Corp. Series B
  8.125% 07/15/2005                                    185,000          168,036
Rogers Cantel, Inc.
  9.375% 06/01/2008                                    100,000           69,000
Sears, Roebuck Acceptance Corp.
  6.500% 12/01/2028                                     50,000           44,783
Servicemaster Co.
  8.450% 04/15/2005                                     61,000           67,600
Simon Property Group LP
  6.625% 06/15/2003                                     45,000           46,247
Simon Property Group LP
  7.375% 01/20/2006                                    100,000          106,438
Smithfield Foods, Inc.
  7.625% 02/15/2008                                    150,000          148,875
Solectron Corp. Zero Coupon
  0.000% 05/08/2020                                    165,000           96,112
Sony Capital Corp.+
  4.950% 11/01/2006                                     75,000           74,766
Southern Natural Gas Co.
  7.350% 02/15/2031                                    100,000           90,812
Sprint Capital Corp.*
  5.875% 05/01/2004                                    250,000          227,290
Sprint Capital Corp.
  7.125% 01/30/2006                                    105,000           92,306
Sprint Capital Corp.+
  8.375% 03/15/2012                                     75,000           61,492
Sunoco, Inc.
  6.750% 04/01/2011                                     75,000           75,215
SuperValu, Inc.*
  7.875% 08/01/2009                                    250,000          264,105
Telefonica Europe BV
  7.350% 09/15/2005                               $    125,000      $   132,073
Tembec Industries, Inc.
  8.625% 06/30/2009                                    100,000          103,000
Temple-Inland, Inc. Series MTND
  8.125% 12/15/2006                                    100,000          113,163
Textron Financial Corp. Series MTNE
  5.950% 03/15/2004                                    155,000          159,559
The Thomson Corp.
  6.200% 01/05/2012                                     70,000           69,980
Toro Co.
  7.800% 06/15/2027                                    100,000           96,593
TRW, Inc.*
  8.750% 05/15/2006                                    250,000          277,557
Tyco International Group SA
  6.375% 02/15/2006                                    135,000          109,303
Tyco International Group SA
  6.375% 10/15/2011                                     30,000           22,950
Tyco International Group SA
  6.875% 01/15/2029                                     75,000           53,214
Union Oil Co. of California
  6.375% 02/01/2004                                    100,000          103,116
Union Pacific Corp.
  6.625% 02/01/2029                                     75,000           72,776
Unisys Corp.
  7.875% 04/01/2008                                    125,000          122,500
Verizon Global Funding Corp.
  7.750% 12/01/2030                                    175,000          166,632
Viacom, Inc.
  7.875% 07/30/2030                                     75,000           79,915
Wabtec Corp.
  9.375% 06/15/2005                                    100,000          100,250
Wells Fargo & Co.
  5.125% 02/15/2007                                    180,000          182,021
Western Gas Resources, Inc.
  10.000% 06/15/2009                                   125,000          135,000
Weyerhaeuser Co.+
  5.500% 03/15/2005                                    125,000          128,425
Williams Gas Pipelines Central, Inc.+
  7.375% 11/15/2006                                     70,000           57,757
WorldCom, Inc.
  6.500% 05/15/2004                                    175,000           28,875
WorldCom, Inc.
  8.250% 05/15/2031                                     90,000           14,175
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                    135,000          143,274
                                                                    -----------

TOTAL CORPORATE DEBT
(COST $22,275,610)                                                   21,348,977
                                                                    -----------

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 3.7%

COLLATERALIZED MORTGAGE OBLIGATIONS
CS First Boston Mortgage
  Securities Corp.
  Series 2002-H1N,
  Class A+
  8.000% 08/27/2032                               $    227,199      $   220,951
GE Capital Commercial
  Mortgage Corp.
  Series 2002-1A, Class A1
  5.033% 12/10/2035                                    342,178          350,533
Norwest Asset Securities Corp.
  Series 1997-19, Class A8
  7.250% 12/25/2027                                    147,442          152,234
Residential Funding
  Mortgage Securities
  I Series 1997-S7, Class A5
  7.500% 05/25/2027                                    109,461          112,265
Residential Funding
  Mortgage Securities
  I Series 1998-S12, Class A8
  6.750% 05/25/2028                                    200,000          206,374
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1+
  5.323% 02/18/2034                                    224,778          231,933
Vendee Mortgage Trust
  Series 1992-1, Class 2Z
  7.750% 05/15/2022                                    129,911          138,801
                                                                    -----------
TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $1,401,330)                                                     1,413,091
                                                                    -----------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 26.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 5.3%
PASS-THROUGH SECURITIES
FHLMC
  6.500% 08/01/2031                                    675,221          688,935
FHLMC
  7.000% 09/01/2031                                    285,394          295,559
FHLMC
  7.500% 06/01/2024-
         02/01/2030                                    993,059        1,046,896
                                                                    -----------
                                                                      2,031,390
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                                       42

                                                    PRINCIPAL          MARKET
                                                     AMOUNT            VALUE
                                                  ------------      -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 16.1%
PASS-THROUGH SECURITIES
FNMA
  5.500% 03/01/2017-
        01/01/2032                                $  1,430,945      $ 1,417,467
FNMA
  6.000% 11/01/2028-
        04/01/2029                                   1,317,336        1,319,370
FNMA
  6.500% 07/01/2016-
        12/01/2031                                   2,998,398        3,063,805
FNMA
  7.500% 04/01/2031-
        06/01/2031                                     383,591          402,529
                                                                    -----------
                                                                      6,203,171
                                                                    -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 5.3%
PASS-THROUGH SECURITIES
GNMA
  6.000% 02/15/2032                                    248,922          248,611
GNMA
  6.500% 03/15/2031                                     56,945           58,084
GNMA*
  7.000% 10/15/2027-
        05/15/2029                                   1,252,580        1,301,038
GNMA
  8.000% 08/15/2026-
        03/15/2027                                     394,240          420,716
                                                                    -----------
                                                                      2,028,449
                                                                    -----------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $10,044,503)                                                   10,263,010
                                                                    -----------
U.S. TREASURY OBLIGATIONS -- 7.7%

U.S. TREASURY BONDS -- 6.4%
U.S. Treasury Bond*
  6.125% 08/15/2029                                    240,000          254,892
U.S. Treasury Bond*
  7.125% 02/15/2023                                  1,885,000        2,218,683
                                                                    -----------
                                                                      2,473,575
                                                                    -----------
U.S. TREASURY NOTES -- 1.3%
U.S. Treasury Note
  5.000% 02/15/2011                                    430,000          437,276
U.S. Treasury Note
  6.125% 08/15/2007                                     75,000           81,746
                                                                    -----------
                                                                        519,022
                                                                    -----------

TOTAL U.S. TREASURY
OBLIGATIONS (COST $2,945,143)                                         2,992,597
                                                                    -----------

TOTAL BONDS & NOTES
(COST $37,082,117)                                                   36,444,085
                                                                    -----------

SHORT-TERM INVESTMENTS -- 3.5%

COMMERCIAL PAPER
ConAgra Foods, Inc.
  1.860% 07/08/2002                               $    210,000      $   209,902
Pearson, Inc.
  2.100% 07/02/2002                                    200,000          199,965
Washington Mutual Financial Corp.
  2.050% 07/01/2002                                    925,000          924,895
                                                                    -----------
                                                                      1,334,762
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                   1,334,762
                                                                    -----------

TOTAL INVESTMENTS -- 98.5%
(COST $38,658,752)                                                   37,952,222

OTHER ASSETS/(LIABILITIES) -- 1.5%                                      562,817
                                                                    -----------

NET ASSETS -- 100.0%                                                $38,515,039
                                                                    ===========

NOTES TO PORTFOLIO OF INVESTMENTS
 * All or a portion of this security is segregated to cover forward purchase commitments. (NOTE 2).
 **   Aggregate cost for federal tax purposes. (NOTE 7).
 + Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 ++   Security is currently in default.
 +++  Security is currently bankrupt.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL DIVERSIFIED BOND FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                               JUNE 30, 2002
                                                                                (UNAUDITED)
                                                                               -------------
ASSETS:
        Investments, at value (cost $37,323,990) (NOTE 2)                      $ 36,617,460
        Short-term investments, at amortized cost (NOTE 2)                        1,334,762
                                                                               ------------
            Total Investments                                                    37,952,222
        Cash                                                                          1,410
        Settlement of investments purchased on a commitment basis (NOTE 2)            5,627
        Receivables from:
            Investments sold                                                         97,347
            Interest                                                                573,704
                                                                               ------------
                 Total assets                                                    38,630,310
                                                                               ------------

LIABILITIES:
        Payables for:
            Investments purchased                                                    88,144
            Directors' fees and expenses (NOTE 3)                                     1,652
            Affiliates (NOTE 3):
                 Investment management fees                                          14,853
                 Administration fees                                                  5,002
                 Service fees                                                         2,996
        Accrued expense and other liabilities                                         2,624
                                                                               ------------
                 Total liabilities                                                  115,271
                                                                               ------------
        NET ASSETS                                                             $ 38,515,039
                                                                               ============

NET ASSETS CONSIST OF:
        Paid-in capital                                                        $ 38,626,617
        Undistributed net investment income                                       1,087,410
        Accumulated net realized loss on investments and forward commitments       (498,085)
        Net unrealized depreciation on investments and forward commitments         (700,903)
                                                                               ------------
                                                                               $ 38,515,039
                                                                               ============

NET ASSETS:
        Class A                                                                $  5,022,658
                                                                               ============
        Class L                                                                $  3,612,695
                                                                               ============
        Class Y                                                                $    420,856
                                                                               ============
        Class S                                                                $ 29,458,830
                                                                               ============

SHARES OUTSTANDING:
        Class A                                                                     507,955
                                                                               ============
        Class L                                                                     365,945
                                                                               ============
        Class Y                                                                      42,404
                                                                               ============
        Class S                                                                   2,964,513
                                                                               ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                $       9.89
                                                                               ============
        Class L                                                                $       9.87
                                                                               ============
        Class Y                                                                $       9.92
                                                                               ============
        Class S                                                                $       9.94
                                                                               ============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                    SIX MONTHS ENDED
                                                                                                     JUNE 30, 2002
                                                                                                      (UNAUDITED)
                                                                                                    ----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends                                                                                     $     1,354
        Interest                                                                                        1,222,058
                                                                                                      -----------
                 Total investment income                                                                1,223,412
                                                                                                      -----------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                93,450
        Custody fees                                                                                        6,575
        Audit and legal fees                                                                                  921
        Shareholder reporting fees                                                                            903
        Directors' fees (NOTE 3)                                                                              397
                                                                                                      -----------
                                                                                                          102,246
        Administration fees (NOTE 3):
            Class A                                                                                         7,151
            Class L                                                                                         6,030
            Class Y                                                                                           376
            Class S                                                                                        17,734
        Service fees (NOTE 3):
            Class A                                                                                         5,532
                                                                                                      -----------
                 Total expenses                                                                           139,069
        Expenses waived (NOTE 3)                                                                           (3,417)
                                                                                                      -----------
                 Net expenses                                                                             135,652
                                                                                                      -----------
                 NET INVESTMENT INCOME                                                                  1,087,760
                                                                                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions and forward commitments                             (101,367)
        Net change in unrealized appreciation (depreciation) on investments and forward commitments      (137,764)
                                                                                                      -----------
                 NET REALIZED AND UNREALIZED LOSS                                                        (239,131)
                                                                                                      -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $   848,629
                                                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS ENDED
                                                                                      JUNE 30, 2002        YEAR ENDED
                                                                                       (UNAUDITED)      DECEMBER 31, 2001
                                                                                    ----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                         $  1,087,760        $  1,965,058
        Net realized loss on investment transactions and forward commitments              (101,367)            (71,354)
        Net change in unrealized appreciation (depreciation) on investments
           and forward commitments                                                        (137,764)            206,334
                                                                                      ------------        ------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           848,629           2,100,038
                                                                                      ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                                  -            (211,228)
        Class L                                                                                  -            (221,819)
        Class Y                                                                                  -             (16,805)
        Class S                                                                                  -          (1,577,610)
                                                                                      ------------        ------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                       -          (2,027,462)
                                                                                      ------------        ------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                            837,782           3,846,319
        Class L                                                                           (498,349)          3,955,013
        Class Y                                                                             99,109              80,509
        Class S                                                                           (259,507)          1,916,535
                                                                                      ------------        ------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                        179,035           9,798,376
                                                                                      ------------        ------------
        TOTAL INCREASE IN NET ASSETS                                                     1,027,664           9,870,952

NET ASSETS:
        Beginning of period                                                             37,487,375          27,616,423
                                                                                      ------------        ------------
        End of period (including undistributed net investment income of
           $1,087,410 and distributions in excess of net investment
           income of $350, respectively)                                              $ 38,515,039        $ 37,487,375
                                                                                      ============        ============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                           CLASS A
                                                                                           -------
                                                              SIX MONTHS ENDED
                                                                  6/30/02        YEAR ENDED        YEAR ENDED    PERIOD ENDED
                                                                (UNAUDITED)      12/31/01(a)        12/31/00      12/31/99+
                                                                -----------      -----------       ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $   9.69         $    9.57        $    9.56      $   10.00
                                                                 --------         ---------        ---------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.26***           0.57***          0.62***        0.39***
  Net realized and unrealized gain (loss) on investments            (0.06)             0.08             0.02          (0.44)
                                                                 --------         ---------        ---------      ---------
       Total income (loss) from investment operations                0.20              0.65             0.64          (0.05)
                                                                 --------         ---------        ---------      ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -             (0.53)           (0.63)         (0.39)
  Tax return of capital                                                 -                 -            (0.00)****         -
                                                                 --------         ---------        ---------      ---------
       Total distributions                                              -             (0.53)           (0.63)         (0.39)
                                                                 --------         ---------        ---------      ---------
NET ASSET VALUE, END OF PERIOD                                   $   9.89         $    9.69        $    9.57      $    9.56
                                                                 ========         =========        =========      =========
TOTAL RETURN@                                                        2.06%**           6.69%            6.81%         (0.54)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $  5,023         $   4,094        $     312      $     100
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           1.12%*            1.11%            1.12%          1.19%*
     After expense waiver#                                           1.10%*            1.09%            1.11%           N/A
  Net investment income to average daily net assets                  5.45%*            5.70%            6.27%          5.92%*
  Portfolio turnover rate                                              47%**             62%              15%            32%**

                                                                                           CLASS L
                                                                                           -------
                                                              SIX MONTHS ENDED
                                                                  6/30/02        YEAR ENDED        YEAR ENDED    PERIOD ENDED
                                                                (UNAUDITED)      12/31/01(a)        12/31/00      12/31/99+
                                                              ----------------   -----------       ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $   9.66         $    9.57        $    9.56      $   10.00
                                                                 --------         ---------        ---------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.27***           0.58***          0.64***        0.41***
  Net realized and unrealized gain (loss) on investments            (0.06)             0.07             0.03          (0.45)
                                                                 --------         ---------        ---------      ---------
       Total income (loss) from investment operations                0.21              0.65             0.67          (0.04)
                                                                 --------         ---------        ---------      ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -             (0.56)           (0.66)         (0.40)
  Tax return of capital                                                 -                 -            (0.00)****         -
                                                                 --------         ---------        ---------      ---------
       Total distributions                                              -             (0.56)           (0.66)         (0.40)
                                                                 --------         ---------        ---------      ---------
NET ASSET VALUE, END OF PERIOD                                   $   9.87         $    9.66        $    9.57      $    9.56
                                                                 ========         =========        =========      =========
TOTAL RETURN@                                                        2.17%**           6.87%            6.99%         (0.38)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $  3,613         $   4,026        $     283      $     101
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.87%*            0.86%            0.88%          0.94%*
     After expense waiver#                                           0.85%*            0.84%            0.88%           N/A
  Net investment income to average daily net assets                  5.69%*            5.75%            6.53%          6.17%*
  Portfolio turnover rate                                              47%**             62%              15%            32%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  **** DISTRIBUTIONS FROM TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.07%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            CLASS Y
                                                                                            -------
                                                             SIX MONTHS ENDED
                                                                  6/30/02        YEAR ENDED        YEAR ENDED   PERIOD ENDED
                                                                (UNAUDITED)      12/31/01(a)        12/31/00      12/31/99+
                                                             ----------------    -----------       ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $   9.70         $    9.58        $    9.56      $   10.00
                                                                 --------         ---------        ---------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.28***           0.61***          0.65***        0.42***
  Net realized and unrealized gain (loss) on investments            (0.06)             0.06             0.02          (0.45)
                                                                 --------         ---------        ---------      ---------
       Total income (loss) from investment operations                0.22              0.67             0.67          (0.03)
                                                                 --------         ---------        ---------      ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -             (0.55)           (0.65)         (0.41)
  Tax return of capital                                                 -                 -            (0.00)****         -
                                                                 --------         ---------        ---------      ---------
       Total distributions                                              -             (0.55)           (0.65)         (0.41)
                                                                 --------         ---------        ---------      ---------
NET ASSET VALUE, END OF PERIOD                                   $   9.92         $    9.70        $    9.58      $    9.56
                                                                 ========         =========        =========      =========
TOTAL RETURN@                                                        2.27%**           6.96%            7.15%         (0.26)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $    421         $     313        $     231      $     146
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.72%*            0.71%            0.73%          0.80%*
     After expense waiver#                                           0.70%*            0.69%            0.72%           N/A
  Net investment income to average daily net assets                  5.86%*            6.10%            6.64%          6.35%*
  Portfolio turnover rate                                              47%**             62%              15%            32%**

                                                                                           CLASS S
                                                                                           -------
                                                             SIX MONTHS ENDED
                                                                  6/30/02        YEAR ENDED        YEAR ENDED    PERIOD ENDED
                                                                (UNAUDITED)      12/31/01(a)        12/31/00      12/31/99+
                                                             ----------------    -----------       ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $   9.71         $    9.59        $    9.56      $   10.00
                                                                 --------         ---------        ---------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.28***           0.61***          0.66***        0.42***
  Net realized and unrealized gain (loss) on investments            (0.05)             0.07             0.03          (0.44)
                                                                 --------         ---------        ---------      ---------
       Total income (loss) from investment operations                0.23              0.68             0.69          (0.02)
                                                                 --------         ---------        ---------      ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            -             (0.56)           (0.66)         (0.42)
  Tax return of capital                                                 -                 -            (0.00)****         -
                                                                 --------         ---------        ---------      ---------
       Total distributions                                              -             (0.56)           (0.66)         (0.42)
                                                                 --------         ---------        ---------      ---------
NET ASSET VALUE, END OF PERIOD                                   $   9.94         $    9.71        $    9.59      $    9.56
                                                                 ========         =========        =========      =========
TOTAL RETURN@                                                        2.37%**           7.11%            7.19%         (0.25)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $ 29,459         $  29,054        $  26,790      $  24,975
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.67%*            0.66%            0.69%          0.74%*
     After expense waiver#                                           0.65%*            0.64%            0.68%           N/A
  Net investment income to average daily net assets                  5.89%*            6.13%            6.71%          6.33%*
  Portfolio turnover rate                                              47%**             62%              15%            32%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  **** DISTRIBUTIONS FROM TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.07%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BALANCED FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL BALANCED
FUND?

The objectives and policies of the Fund are to:
- achieve a high total rate of return over an extended period of time consistent with the preservation of capital
- invest in a diversified portfolio of equity securities, fixed-income securities and money market instruments
- manage the allocation of investments, under normal circumstances, in three segments with the following ranges:

   Money Market segment no more than 30% of total assets
   Core Bond segment at least 20% and no more than 40% of total assets
   Core Value Equity segment at least 50% and no more than 70% of total assets

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned -6.89%, trailing the -6.04% return of the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios. The Fund also slightly lagged the results of a theoretical portfolio comprised of 60% S&P 500 Index, 30% Lehman Brothers Aggregate Bond Index and 10% money market securities, which finished with a -6.66% mark. Most of the Fund's underperformance came from the fixed-income side of the portfolio, where an overweighting in corporate securities hurt our performance, especially in the second quarter. Additionally, increasing our exposure to stocks in the weak second quarter had a negative influence on the Fund's relative performance.

WHAT ASSET ALLOCATION DECISIONS WERE MADE?

There were two strategic asset allocation changes. In January we cut back our stock exposure from 63% to 60%, while increasing bonds from 30% to 33%. That was a timely decision, coming at the end of 2001's year-end rally and near the beginning of a sustained decline in share prices. In April, more favorable valuations and negative sentiment readings--which tend to have positive implications for stock prices--prompted us to increase our stock allocation to 63% while lowering bonds once again to 30%. In hindsight, this was not a timely call. On the positive side, we chose not to rebalance the mix of assets as stock prices continued to fall. That is, we deliberately allowed the Fund's stock allocation to fall below 63%, thereby reducing our risk.

DESCRIBE HOW THE FUND'S STOCK SELECTION MODEL OPERATED DURING THE PERIOD.

Despite the period's many challenges, the Fund's equity portfolio managed to outperform the S&P 500 Index in both quarters--primarily due to our quantitative model's preference for the value side of the market. Detecting more serious earnings difficulties for traditional growth stocks, the model directed us to underweight the growth sector and overweight value, certainly the right call in view of the fact that S&P 500 stocks with low price-to-earnings (p/e) ratios outperformed those with high p/e ratios in every month of the period.

Additionally, the Fund was helped by the model's emphasis on smaller-cap stocks, as they outperformed larger-cap shares by a wide margin from January through April. In May and June, as the markets became extremely volatile, investors' defensiveness led them to favor larger stocks again. Contributing to the model's preference for smaller stocks were our price momentum inputs, which reinforced the model's other reasons--primarily relating to earnings and valuations--for favoring smaller-caps.

The Fund was aided by underweighting the major commercial banks, such as Bank of New York and Fleet Boston, and by overweighting savings and loans, including Washington Mutual and Golden West Financial.

Underweighting drugs stocks was another good call by our model, as they were hampered by declining earnings, worries about expiring patents and rich valuations. In this environment, underweighting such stocks as Eli Lilly, Abbott Laboratories and Wyeth helped our returns compared with the S&P 500.

Looking at detractors, underweighting Microsoft detracted from relative performance, as the software giant outperformed the benchmark despite its sluggish earnings growth and expensive share price. In utilities, we lost ground with investments in energy traders AES and Mirant. Although these stocks had decent earnings strength and relatively cheap valuations, they remained tainted by being in the same line of business as the notorious Enron--a fact not taken into account by our model.

WHAT ABOUT THE BOND PORTFOLIO?

A significant overweighting in corporate securities hurt the Fund compared with its benchmark. We came into 2002 believing that corporates were the place to be, for a number of reasons. First, corporate spreads appeared to be wide relative to their historical long-term average. Corporates also looked attractive compared with mortgage-backed securities, the other primary non-Treasury asset class in our investment universe.

Moreover, the timing for investing in corporate securities appeared favorable, as we thought that aggressive rate-cutting by the Federal Reserve Board in 2001 would set the stage for a decent economic recovery in 2002, which in turn would trigger improving credit quality and narrower spreads. Additionally, with a strong and sizable research staff dedicated to analyzing the corporate debt market, we were confident that we could take advantage of such a scenario.

Indeed, corporate spreads did tighten early in the first quarter, as we expected. From there, however, both the bond and stock markets deteriorated badly due to continued disappointments on the earnings front and a series of controversies over accounting procedures, especially in the telecommunications and power utility industries. The prime offenders in our portfolio were WorldCom and Qwest.

In the cable industry, our holdings in AOL Time Warner and Cox Communications were adversely affected by the developments at Adelphia Communications, which sought protection in Chapter 11 bankruptcy amid allegations that the founder and his family engaged in off-the-books borrowing for their personal benefit.

WHAT IS YOUR OUTLOOK?

The recent decline has generated the kind of extremes in our sentiment indicators that have occurred at previous important lows, so we could see some recovery in stock prices soon. Whether we are close to THE bottom or simply a temporary stopping place on the way to still lower prices remains to be seen.

On the bond side, with corporate spreads still at recession-wide levels, we believe that the prospects are good for spreads to narrow in the months to come. Industrial production and other measures of economic activity continue to suggest an economy that is improving, albeit more slowly than we anticipated. Unfortunately, this favorable data has been obscured by the numerous instances of corporate malfeasance. Going forward, we plan to place more emphasis on the issue of trust in management, while at the same time redoubling our quantitative efforts to weed out losers and monitoring the effectiveness of our diversification policies. Overall, we believe that the second half of 2002 should bring a more favorable investment environment for bond investors.

[CHART]

         MASSMUTUAL BALANCED FUND
            ASSET ALLOCATION
     (% OF INVESTMENTS) ON 6/30/02

Bonds                                 29.8%
Common Stocks                         58.9%
Short-Term Issues                     11.3%

           MASSMUTUAL BALANCED FUND
       LARGEST STOCK HOLDINGS (6/30/02)

General Electric Co.
Microsoft Corp.
Pfizer, Inc.
Exxon Mobil Corp.
Citigroup, Inc.
Wal-Mart Stores, Inc.
Bank of America Corp.
The Procter & Gamble Co.
Johnson & Johnson
Royal Dutch Petroleum Co. NY Shares

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Balanced Fund Class S, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index

MASSMUTUAL BALANCED FUND
TOTAL RETURN

                                                                                FIVE YEAR          SINCE INCEPTION
                                     YEAR TO DATE           ONE YEAR          AVERAGE ANNUAL        AVERAGE ANNUAL
                                   1/1/02 - 6/30/02     7/1/01 - 6/30/02     7/1/97 - 6/30/02      10/3/94 - 6/30/02
Class S                                      -6.89%               -8.47%                1.03%                  6.19%
--------------------------------------------------------------------------------------------------------------------

Lipper Balanced Fund Index                   -6.04%               -7.60%                4.80%                  9.03%
Lehman Brothers Aggregate
Bond Index                                    3.79%                8.63%                7.57%                  8.11%
S&P 500 Index                               -13.15%              -17.98%                3.67%                 12.20%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                          LEHMAN BROTHERS
               CLASS S   LIPPER BALANCED     AGGREGATE       S&P 500 INDEX
10/3/94        $10,000       $10,000          $10,000           $10,000
   6/95        $11,179       $11,203          $11,186           $12,017
   6/96        $12,788       $12,860          $11,748           $15,139
   6/97        $15,126       $15,455          $12,705           $20,389
   6/98        $17,361       $18,328          $14,044           $26,535
   6/99        $19,223       $20,448          $14,486           $32,575
   6/00        $18,119       $21,354          $15,148           $34,939
   6/01        $17,391       $21,146          $16,849           $29,760
   6/02        $15,918       $19,538          $18,303           $24,411

Hypothetical Investments in MassMutual Balanced Fund Class A, Class Y, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index

MASSMUTUAL BALANCED FUND
TOTAL RETURN

                                                                              SINCE INCEPTION
                                        YEAR TO DATE         ONE YEAR          AVERAGE ANNUAL
                                      1/1/02 - 6/30/02   7/1/01 - 6/30/02     1/1/98 - 6/30/02
Class A                                          -7.17%            -8.94%                -1.09%
Class Y                                          -7.03%            -8.64%                -0.72%
----------------------------------------------------------------------------------------------

Lipper Balanced Fund Index                       -6.04%            -7.60%                 3.56%
Lehman Brothers Aggregate Bond Index              3.79%             8.63%                 6.97%
S&P 500 Index                                   -13.15%           -17.98%                 1.78%

[CHART]

                                                        LEHMAN BROTHERS
              CLASS A       CLASS Y    LIPPER BALANCED     AGGREGATE       S&P 500 INDEX
1/1/98        $10,000       $10,000        $10,000          $10,000           $10,000
  6/98        $10,620       $10,640        $10,979          $10,393           $11,770
  6/99        $11,681       $11,756        $12,249          $10,720           $14,449
  6/00        $10,958       $11,073        $12,791          $11,209           $15,497
  6/01        $10,455       $10,595        $12,667          $12,468           $13,200
  6/02        $ 9,520       $ 9,680        $11,703          $13,544           $10,828

Hypothetical Investments in MassMutual Balanced Fund Class L, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index

MASSMUTUAL BALANCED FUND
TOTAL RETURN

                                                                              SINCE INCEPTION
                                        YEAR TO DATE         ONE YEAR          AVERAGE ANNUAL
                                      1/1/02 - 6/30/02   7/1/01 - 6/30/02     5/3/99 - 6/30/02
Class L                                        -7.02%             -8.71%               -5.82%
--------------------------------------------------------------------------------------------
Lipper Balanced Fund Index                     -6.04%             -7.60%               -1.06%
Lehman Brothers Aggregate Bond Index            3.79%              8.63%                7.26%
S&P 500 Index                                 -13.15%            -17.98%               -7.84%

[CHART]

                                          LEHMAN BROTHERS
              CLASS L    LIPPER BALANCE      AGGREGATE         S&P 500 INDEX
5/3/99        $10,000       $10,000          $10,000              $10,000
  6/99        $10,082       $10,118          $ 9,881              $10,306
  6/00        $ 9,481       $10,566          $10,332              $11,053
  6/01        $ 9,064       $10,463          $11,493              $ 9,415
  6/02        $ 8,274       $ 9,668          $12,484              $ 7,723

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER BALANCED FUND INDEX, THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE S&P 500 INDEX ARE UNMANAGED AND DO NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL BALANCED FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                    NUMBER OF          MARKET
                                                     SHARES            VALUE
                                                  ------------      -----------
EQUITIES -- 62.1%

ADVERTISING -- 0.1%
Interpublic Group of
  Companies, Inc.                                        7,000      $   173,320
Omnicom Group, Inc.                                      5,100          233,580
                                                                    -----------
                                                                        406,900
                                                                    -----------

AEROSPACE & DEFENSE -- 1.5%
Boeing Co.                                              18,200          819,000
General Dynamics Corp.                                   4,600          489,210
Goodrich Corp.                                           1,900           51,908
Honeywell International, Inc.                           17,950          632,378
Lockheed Martin Corp.                                    9,700          674,150
Northrop Grumman Corp.                                   2,500          312,500
Raytheon Co.                                             9,000          366,750
Rockwell Collins, Inc.                                   9,600          263,232
TRW, Inc.                                                9,400          535,612
United Technologies Corp.                               10,300          699,370
                                                                    -----------
                                                                      4,844,110
                                                                    -----------

AIR TRANSPORTATION -- 0.1%
Southwest Airlines Co.                                  17,300          279,568
                                                                    -----------

APPAREL, TEXTILES & SHOES -- 1.1%
Gap, Inc.                                               11,200          159,040
Jones Apparel Group, Inc.*                              14,700          551,250
The Limited, Inc.                                       24,700          526,110
Liz Claiborne, Inc.                                     18,300          581,940
Nike, Inc. Cl. B                                         5,700          305,805
Nordstrom, Inc.                                          3,000           67,950
Reebok International Limited*                           21,976          648,292
VF Corp.                                                14,200          556,782
                                                                    -----------
                                                                      3,397,169
                                                                    -----------

AUTOMOTIVE & PARTS -- 1.0%
Cooper Tire & Rubber Co.                                20,000          411,000
Dana Corp.                                              33,100          613,343
Delphi Automotive
  Systems Corp.                                         17,000          224,400
Ford Motor Co.                                          29,618          473,888
General Motors Corp.                                    16,100          860,545
Genuine Parts Co.                                        3,800          132,506
The Goodyear Tire &
  Rubber Co.                                             2,900           54,259
Harley-Davidson, Inc.                                    4,700          240,969
Navistar International Corp.                             1,100           35,200
Paccar, Inc.                                             2,550          113,194
Visteon Corp.                                            2,700           38,340
                                                                    -----------
                                                                      3,197,644
                                                                    -----------

BANKING, SAVINGS & LOANS -- 7.8%
AmSouth Bancorp.                                         7,100      $   158,898
Bank of America Corp.                                   52,600        3,700,936
Bank One Corp.                                          24,800          954,304
BB& T CORP.                                              9,800          378,280
Capital One Financial Corp.                              4,600          280,830
Charter One Financial, Inc.                              4,840          166,399
Citigroup, Inc.                                        113,548        4,399,985
Comerica, Inc.                                           3,500          214,900
Federal Home Loan
  Mortgage Corp.                                        14,600          893,520
Federal National Mortgage
  Association                                           21,200        1,563,500
Fifth Third Bancorp.                                     7,488          499,075
First Tennessee
  National Corp.                                        14,200          543,860
Fleet Boston
  Financial Corp.                                       22,300          721,405
Golden West
  Financial Corp.                                        6,900          474,582
J.P. Morgan Chase & Co.                                 43,428        1,473,078
KeyCorp                                                 12,100          330,330
Marshall and Ilsley Corp.                                7,400          228,882
Mellon Financial Corp.                                   9,500          298,585
National City Corp.                                     22,400          744,800
Providian Financial Corp.                                5,900           34,692
Regions Financial Corp.                                  6,100          214,415
SLM Corp.                                                3,500          339,150
SouthTrust Corp.                                         7,000          182,840
State Street Corp.                                       4,300          192,210
SunTrust Banks, Inc.                                     5,900          399,548
U.S. Bancorp                                            40,600          948,010
Union Planters Corp.                                     7,050          228,208
Wachovia Corp.                                          28,800        1,099,584
Washington Mutual, Inc.                                 28,200        1,046,502
Wells Fargo & CO.                                       36,200        1,812,172
Zions Bancorp.                                           1,100           57,310
                                                                    -----------
                                                                     24,580,790
                                                                    -----------

BEVERAGES -- 1.7%
Anheuser-Busch
  Companies, Inc.                                       19,300          965,000
The Coca-cola Co.                                       28,100        1,573,600
Coca-Cola Enterprises, Inc.                              9,000          198,720
Coors (Adolph) Co. Cl. B                                 9,700          604,310
The Pepsi Bottling Group, Inc.                           8,500          261,800
PepsiCo, Inc.                                           38,730        1,866,786
                                                                    -----------
                                                                      5,470,216
                                                                    -----------

BROADCASTING, PUBLISHING & PRINTING -- 1.3%
American Greetings Corp. Cl. A                          34,800      $   579,768
AOL Time Warner, Inc.*                                  59,961          882,026
Clear Channel
  Communications, Inc.*                                  8,200          262,564
Comcast Corp. Cl. A*                                    22,900          545,936
Knight Ridder, Inc.                                      1,900          119,605
The McGraw-Hill
  Companies, Inc.                                        3,500          208,950
Meredith Corp.                                           1,100           42,185
New York Times Co. Cl. A                                 3,300          169,950
Tribune Co.                                              7,000          304,500
Viacom, Inc. Cl. B*                                     23,800        1,056,006
                                                                    -----------
                                                                      4,171,490
                                                                    -----------

BUILDING MATERIALS & CONSTRUCTION -- 0.1%
Louisiana-Pacific Corp.                                  2,400           25,416
Masco Corp.                                             10,600          287,366
                                                                    -----------
                                                                        312,782
                                                                    -----------

CHEMICALS -- 0.9%
Air Products and
  Chemicals, Inc.                                        4,700          237,209
Ashland, Inc.                                            6,900          279,450
Dow Chemical Co.                                        12,200          419,436
Du Pont (E.I.) de Nemours
  and Co.                                               22,200          985,680
Eastman Chemical Co.                                     1,900           89,110
Engelhard Corp.                                          3,700          104,784
Great Lakes Chemical Corp.                               1,000           26,490
International Flavors &
  Fragrances, Inc.                                       2,000           64,980
PPG Industries, Inc.                                     3,800          235,220
Praxair, Inc.                                            3,500          199,395
Rohm & Haas Co.                                          6,400          259,136
                                                                    -----------
                                                                      2,900,890
                                                                    -----------

COMMERCIAL SERVICES -- 1.1%
Allied Waste Industries, Inc.*                           4,200           40,320
Apollo Group, Inc. Cl. A*                               16,400          646,488
Block (H&R), Inc.                                        5,900          272,285
Cendant Corp.*                                          42,200          670,136
Cintas Corp.                                             2,200          108,746
Concord EFS, Inc.*                                      12,100          364,694
Donnelley (R.R.) &
  Sons Co.                                               2,100           57,855
Equifax, Inc.                                            2,700           72,900
Fluor Corp.                                              2,300           89,585
Moody's Corp.                                            3,500          174,125
Paychex, Inc.                                            9,100          284,739

    The accompanying notes are an integral part of the financial statements.

                                       52

                                                    NUMBER OF          MARKET
                                                     SHARES            VALUE
                                                  ------------      -----------
Ryder System, Inc.                                      20,400      $   552,636
Waste Management, Inc.                                  10,700          278,735
                                                                    -----------
                                                                      3,613,244
                                                                    -----------

COMMUNICATIONS -- 1.1%
ADC Telecommunications, Inc.*                           15,800           36,182
Andrew Corp.*                                            1,700           24,361
Avaya, Inc.*                                             4,700           23,265
Ciena Corp.*                                             7,200           30,168
Citizens
  Communications Co.*                                    6,100           50,996
Lucent Technologies, Inc.*                              75,200          124,832
Network Appliance, Inc.*                                 6,700           83,348
Nextel Communications,
  Inc. Cl. A*                                           16,500           52,965
Qualcomm, Inc.*                                         16,900          464,581
SBC Communications, Inc.                                79,559        2,426,550
Scientific-Atlanta, Inc.                                15,600          256,620
Tellabs, Inc.*                                           8,900           55,180
                                                                    -----------
                                                                      3,629,048
                                                                    -----------

COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                                          68,800          992,096
                                                                    -----------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.3%
Autodesk, Inc.                                           2,700           35,775
Computer Sciences Corp.*                                 5,300          253,340
Parametric Technology Corp.*                             2,300            7,889
Sun Microsystems, Inc.*                                 43,700          218,937
Teradyne, Inc.*                                          3,600           84,600
Unisys Corp.*                                           31,300          281,700
                                                                    -----------
                                                                        882,241
                                                                    -----------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                               1,700           39,032
                                                                    -----------

COMPUTERS & INFORMATION -- 1.5%
Apple Computer, Inc.*                                    7,100          125,812
Cisco Systems, Inc.*                                   160,804        2,243,216
Comverse Technology, Inc.*                               4,100           37,966
Dell Computer Corp.*                                    57,500        1,503,050
EMC Corp.*                                              46,900          354,095
International Game Technology*                           1,300           73,710
Jabil Circuit, Inc.*                                     4,200           88,662
Lexmark International Group, Inc.*                       2,800          152,320
Solectron Corp.*                                        43,900          269,985
                                                                    -----------
                                                                      4,848,816
                                                                    -----------

COMPUTERS & OFFICE EQUIPMENT -- 1.0%
Hewlett-Packard Co.                                     65,557        1,001,711
International Business
  Machines Corp.                                        22,800        1,641,600
Pitney Bowes, Inc.                                       4,800      $   190,656
Xerox Corp.*                                            60,600          422,382
                                                                    -----------
                                                                      3,256,349
                                                                    -----------

CONTAINERS -- 0.4%
Ball Corp.                                              13,300          551,684
Bemis Co., Inc.                                          1,100           52,250
Pactiv Corp.*                                           22,800          542,640
Sealed Air Corp.*                                        1,700           68,459
Temple-Inland, Inc.                                      1,200           69,432
                                                                    -----------
                                                                      1,284,465
                                                                    -----------

COSMETICS & PERSONAL CARE -- 1.7%
Alberto-Culver Co. Cl. B                                 1,300           62,140
Avon Products, Inc.                                      4,900          255,976
The Gillette Co.                                        23,100          782,397
Kimberly-Clark Corp.                                    11,200          694,400
The Procter & Gamble Co.                                39,304        3,509,847
                                                                    -----------
                                                                      5,304,760
                                                                    -----------

DATA PROCESSING & PREPARATION -- 0.6%
Automatic Data
  Processing, Inc.                                      15,200          661,960
Deluxe Corp.                                             6,200          241,118
First Data Corp.                                        18,800          699,360
Fiserv, Inc.*                                            4,600          168,866
IMS Health, Inc.                                         5,100           91,545
NCR Corp.*                                               1,200           41,520
                                                                    -----------
                                                                      1,904,369
                                                                    -----------

ELECTRIC UTILITIES -- 1.8%
AES Corp.*                                              63,500          344,170
Allegheny Energy, Inc.                                   2,600           66,950
American Electric Power Co.                              7,000          280,140
Calpine Corp.*                                           6,600           46,398
Cinergy Corp.                                            3,200          115,168
CMS Energy Corp.                                         2,700           29,646
Consolidated Edison, Inc.                                4,200          175,350
Constellation Energy
  Group, Inc.                                            3,000           88,020
Dominion Resources, Inc.                                 5,700          377,340
DTE Energy Co.                                           3,100          138,384
Duke Energy Corp.                                       10,300          320,330
Edison International*                                   28,100          477,700
Entergy Corp.                                            6,300          267,372
Exelon Corp.                                             6,500          339,950
FirstEnergy Corp.                                        6,000          200,280
FPL Group, Inc.                                          3,500          209,965
Mirant Corp.*                                           30,602          223,395
NiSource, Inc.                                           4,300           93,869
PG&E Corp.*                                             24,600          440,094
Pinnacle West Capital Corp.                              1,600           63,200
PPL Corp.                                                3,000           99,240
Progress Energy, Inc.                                    4,600          239,246
Public Service Enterprise
  Group, Inc.                                            4,200      $   181,860
Reliant Energy, Inc.                                    14,700          248,430
Southern Co.                                            14,000          383,600
Teco Energy, Inc.                                        2,900           71,775
TXU Corp.                                                5,400          278,370
                                                                    -----------
                                                                      5,800,242
                                                                    -----------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 3.8%
Altera Corp.*                                            8,700          118,320
American Power Conversion Corp.*                         4,300           54,309
Analog Devices, Inc.*                                    7,400          219,780
Applied Micro Circuits Corp.*                            6,300           29,799
Broadcom Corp. Cl. A*                                    6,000          105,240
Conexant Systems, Inc.*                                  5,100            8,262
Emerson Electric Co.                                     5,600          299,656
General Electric Co.                                   218,200        6,338,710
Intel Corp.                                             88,100        1,609,587
Johnson Controls, Inc.                                   6,400          522,304
Kla-Tencor Corp.*                                        5,700          250,743
Linear Technology Corp.                                  6,500          204,295
LSI Logic Corp.*                                         7,600           66,500
Molex, Inc.                                              4,100          137,473
National Semiconductor Corp.*                            3,500          102,095
Novellus Systems, Inc.*                                  3,000          102,000
Nvidia Corp.*                                            3,300           56,694
PMC-Sierra, Inc.*                                        2,200           20,394
Qlogic Corp.*                                            1,900           72,390
Rockwell International Corp.                            28,100          561,438
Sanmina-SCI Corp.*                                       6,900           43,539
Skyworks Solutions, Inc.*                                1,709            9,486
Texas Instruments, Inc.                                 39,400          933,780
Xilinx, Inc.*                                            6,800          152,524
                                                                    -----------
                                                                     12,019,318
                                                                    -----------

ENERGY -- 4.4%
Amerada Hess Corp.                                       1,800          148,500
Anadarko Petroleum Corp.                                 5,500          271,150
Apache Corp.                                             2,980          171,290
BJ Services Co.*                                         2,600           88,088
ChevronTexaco Corp.                                     23,594        2,088,069
Conoco, Inc.                                            13,700          380,860
Devon Energy Corp.                                      10,500          517,440
Dynegy, Inc.                                             6,500           46,800
El Paso Corp.                                           16,103          331,883
Exxon Mobil Corp.                                      112,138        4,588,687
Halliburton Co.                                         12,800          204,032
Kerr-McGee Corp.                                         2,000          107,100
KeySpan Corp.                                            2,900          109,185
Kinder Morgan, Inc.                                      2,400           91,248

    The accompanying notes are an integral part of the financial statements.

                                       53

                                                    NUMBER OF          MARKET
                                                     SHARES            VALUE
                                                  ------------      -----------
Marathon Oil Corp.                                       6,800      $   184,416
Nabors Industries Limited*                               4,000          141,200
Nicor, Inc.                                              1,000           45,750
Noble Corp.*                                             3,700          142,820
Occidental Petroleum Corp.                               8,000          239,920
Peoples Energy Corp.                                       700           25,522
Phillips Petroleum Co.                                   4,740          279,091
Rowan Companies, Inc.                                    2,000           42,900
Royal Dutch Petroleum
  Co. NY Shares                                         46,900        2,592,163
Sempra Energy                                            3,400           75,242
Sunoco, Inc.                                             1,600           57,008
Transocean Sedco
  Forex, Inc.                                            9,200          286,580
Unocal Corp.                                             5,300          195,782
The Williams
  Companies, Inc.                                       51,800          310,282
Xcel Energy, Inc.                                        4,800           80,496
                                                                    -----------
                                                                     13,843,504
                                                                    -----------

ENTERTAINMENT & LEISURE -- 0.6%
Brunswick Corp.                                          7,400          207,200
Carnival Corp.                                          13,800          382,122
The Disney (Walt) Co.                                   48,300          912,870
Harrah's
  Entertainment, Inc.*                                  12,900          572,115
                                                                    -----------
                                                                      2,074,307
                                                                    -----------

FINANCIAL SERVICES -- 2.0%
American Express Co.                                    29,200        1,060,544
Bear Stearns
  Companies, Inc.                                        8,700          532,440
Countrywide Credit
  Industries, Inc.                                      10,600          511,450
Household
  International, Inc.                                   16,800          834,960
Huntington Bancshares, Inc.                              5,100           99,042
Lehman Brothers
  Holdings, Inc.                                         4,900          306,348
MBNA Corp.                                              17,300          572,111
Merrill Lynch & Co., Inc.                               18,000          729,000
Morgan Stanley Dean
  Witter & Co.                                          23,700        1,020,996
Plum Creek Timber Co., Inc.                              3,500          107,450
PNC Financial Services
  Group, Inc.                                            5,900          308,452
Price (T. Rowe) Group, Inc.                              1,600           52,608
Stillwell Financial, Inc.                                4,500           81,900
                                                                    -----------
                                                                      6,217,301
                                                                    -----------

FOODS -- 0.9%
Archer-Daniels-Midland Co.                              18,985          242,818
ConAgra Foods, Inc.                                     11,700          323,505
Hershey Foods Corp.                                      3,000          187,500
Kellogg Co.                                              8,900      $   319,154
The Kroger Co.*                                         16,800          334,320
Safeway, Inc.*                                          10,100          294,819
Sara Lee Corp.                                          22,900          472,656
Starbucks Corp.*                                         8,100          201,285
SuperValu, Inc.                                         23,500          576,455
                                                                    -----------
                                                                      2,952,512
                                                                    -----------

FOREST PRODUCTS & PAPER -- 0.3%
Boise Cascade Corp.                                      1,200           41,436
Georgia-Pacific Corp.                                    4,800          117,984
International Paper Co.                                 10,600          461,948
Weyerhaeuser Co.                                         4,800          306,480
                                                                    -----------
                                                                        927,848
                                                                    -----------

HEALTHCARE -- 0.8%
HCA, Inc.                                                6,400          304,000
Health Management
  Associates, Inc. Cl. A*                                4,400           88,660
Healthsouth Corp.*                                      18,800          240,452
Humana, Inc.*                                            3,500           54,705
Manor Care, Inc.*                                        2,100           48,300
Tenet Healthcare Corp.*                                  6,700          479,385
UnitedHealth Group, Inc.                                 8,700          796,485
Wellpoint Health
  Networks, Inc.*                                        5,600          435,736
                                                                    -----------
                                                                      2,447,723
                                                                    -----------

HOME CONSTRUCTION, FURNISHINGS
  & APPLIANCES -- 0.2%
Centex Corp.                                             1,100           63,569
KB Home                                                    900           46,359
Leggett & Platt, Inc.                                    3,300           77,220
Maytag Corp.                                             4,100          174,865
Pulte Homes, Inc.                                        3,500          201,180
Whirlpool Corp.                                          1,100           71,896
                                                                    -----------
                                                                        635,089
                                                                    -----------

HOUSEHOLD PRODUCTS -- 0.8%
Black & Decker Corp.                                     1,800           86,760
The Clorox Co.                                          11,600          479,660
Corning, Inc.*                                         151,300          537,115
Fortune Brands, Inc.                                     3,500          196,000
Newell Rubbermaid, Inc.                                  4,200          147,252
Sherwin-Williams Co.                                     3,500          104,755
Snap-On, Inc.                                              600           17,814
The Stanley Works                                          800           32,808
Unilever NV NY Shares                                   12,300          797,040
                                                                    -----------
                                                                      2,399,204
                                                                    -----------

INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                                    6,100          305,610
                                                                    -----------

INDUSTRIAL - DIVERSIFIED -- 0.9%
3M Co.                                                   8,500      $ 1,045,500
Cooper Industries
  Limited Cl. A                                          6,700          263,310
Danaher Corp.                                            3,100          205,685
Eaton Corp.                                              1,600          116,400
Illinois Tool Works, Inc.                                6,700          457,610
ITT Industries, Inc.                                     2,000          141,200
McDermott
  International, Inc.*                                   1,400           11,340
Textron, Inc.                                            2,800          131,320
Tyco International Limited                              43,989          594,291
                                                                    -----------
                                                                      2,966,656
                                                                    -----------

INSURANCE -- 2.8%
ACE Limited                                              5,300          167,480
Aetna, Inc.                                              3,000          143,910
AFLAC, Inc.                                             11,300          361,600
Allstate Corp.                                          15,600          576,888
Ambac Financial
  Group, Inc.                                            2,100          141,120
American International
  Group, Inc.                                           35,185        2,400,673
Aon Corp.                                                5,700          168,036
Chubb Corp.                                              3,600          254,880
Cigna Corp.                                              5,100          496,842
Cincinnati Financial Corp.                               3,500          162,855
The Hartford Financial
  Services Group, Inc.                                   5,500          327,085
Jefferson-Pilot Corp.                                    3,450          162,150
John Hancock Financial
  Services, Inc.                                         6,100          214,720
Lincoln National Corp.                                   3,700          155,400
Loews Corp.                                              5,600          296,744
Marsh & McLennan
  Companies, Inc.                                        3,600          347,760
MBIA, Inc.                                               3,900          220,467
Metlife, Inc.                                           15,600          449,280
MGIC Investment Corp.                                    7,800          528,840
Progressive Corp.                                        8,200          474,370
Safeco Corp.                                             2,700           83,403
Torchmark Corp.                                          6,600          252,120
UnumProvident Corp.                                      4,900          124,705
XL Capital Limited Cl. A                                 2,700          228,690
                                                                    -----------
                                                                      8,740,018
                                                                    -----------

LODGING -- 0.1%
Hilton Hotels Corp.                                      8,600          119,540
Marriott International,
  Inc. Cl. A                                             4,900          186,445
Starwood Hotels & Resorts
  Worldwide, Inc.                                        3,900          128,271
                                                                    -----------
                                                                        434,256
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                                       54

                                                    NUMBER OF          MARKET
                                                     SHARES            VALUE
                                                  ------------      -----------
MACHINERY & COMPONENTS -- 0.4%
Baker Hughes, Inc.                                       5,600      $   186,424
Caterpillar, Inc.                                        4,400          215,380
Deere & Co.                                             10,200          488,580
Dover Corp.                                              2,400           84,000
Ingersoll-Rand Co. Cl. A                                 4,300          196,338
Pall Corp.                                               2,700           56,025
Parker-Hannifin Corp.                                    2,600          124,254
                                                                    -----------
                                                                      1,351,001
                                                                    -----------

MANUFACTURING -- 0.3%
American Standard
  Companies*                                             1,500          112,650
Applied Materials, Inc.*                                36,000          684,720
Avery-Dennison Corp.                                     2,400          150,600
Millipore Corp.                                            900           28,782
                                                                    -----------
                                                                        976,752
                                                                    -----------

MEDICAL SUPPLIES -- 0.9%
Agilent
  Technologies, Inc.*                                   12,000          283,800
Allergan, Inc.                                           2,900          193,575
Applied Biosystems Group-
  Applera Corp.                                          5,700          111,093
Bard (C.R.), Inc.                                        4,900          277,242
Bausch & Lomb, Inc.                                      1,200           40,620
Baxter International, Inc.                              13,100          582,295
Becton, Dickinson & Co.                                  7,500          258,375
Biomet, Inc.                                             3,400           92,208
Boston Scientific Corp.*                                 8,900          260,948
Guidant Corp.*                                           6,700          202,541
St. Jude Medical, Inc.*                                  1,800          132,930
Thermo Electron Corp.*                                  17,000          280,500
Waters Corp.*                                            2,800           74,760
                                                                    -----------
                                                                      2,790,887
                                                                    -----------

METALS & MINING -- 0.8%
Alcan, Inc.                                              7,000          262,640
Alcoa, Inc.                                             16,000          530,400
Allegheny Technologies, Inc.                             1,500           23,700
Barrick Gold Corp.                                      10,156          192,862
Crane Co.                                                1,400           35,532
Freeport-McMoran Copper
  & Gold, Inc. Cl. B*                                    3,200           57,120
Inco Limited*                                            3,900           88,296
Newmont Mining Corp.                                     8,000          210,640
Nucor Corp.                                              1,500           97,560
Phelps Dodge Corp.                                       7,000          288,400
Placer Dome, Inc.                                        7,000           78,470
United States Steel Corp.                                2,100           41,769
Worthington
  Industries, Inc.                                      29,300          530,330
                                                                    -----------
                                                                      2,437,719
                                                                    -----------

PHARMACEUTICALS -- 6.3%
Abbott Laboratories                                     33,700      $ 1,268,805
AmerisourceBergen Corp.                                  2,600          197,600
Amgen, Inc.*                                            22,800          954,864
Biogen, Inc.*                                            3,300          136,719
Bristol-Myers Squibb Co.                                42,600        1,094,820
Chiron Corp.*                                            3,700          130,795
Forest Laboratories,
  Inc. Cl. A*                                            3,800          269,040
Genzyme Corp.*                                           4,200           80,808
Immunex Corp.*                                          12,100          270,314
Johnson & Johnson                                       66,792        3,490,550
King
  Pharmaceuticals, Inc.*                                28,700          638,575
McKesson, Inc.                                           7,200          235,440
Medimmune, Inc.*                                         3,000           79,200
Merck & Co., Inc.                                       49,700        2,516,808
Pfizer, Inc.                                           137,072        4,797,520
Pharmacia Corp.                                         28,195        1,055,903
Schering-Plough Corp.                                   32,000          787,200
Sigma-Aldrich Corp.                                      1,600           80,240
Watson
  Pharmaceutical, Inc.*                                 11,300          285,551
Wyeth                                                   29,300        1,500,160
                                                                    -----------
                                                                     19,870,912
                                                                    -----------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                        6,600          192,522
                                                                    -----------

PREPACKAGED SOFTWARE -- 2.5%
Adobe Systems, Inc.                                      5,800          165,300
BMC Software, Inc.*                                      6,000           99,600
Computer Associates
  International, Inc.                                   14,300          227,227
Compuware Corp.*                                        46,700          283,469
Intuit, Inc.*                                            4,900          243,628
Microsoft Corp.*                                        94,917        5,191,960
Novell, Inc.*                                            7,300           23,433
Oracle Corp.*                                          125,444        1,187,955
Peoplesoft, Inc.*                                        5,900           87,792
Rational Software Corp.*                                 4,100           33,661
Siebel Systems, Inc.*                                   12,100          172,062
Veritas Software Corp.*                                  5,677          112,348
                                                                    -----------
                                                                      7,828,435
                                                                    -----------

REAL ESTATE -- 0.2%
Equity Office Properties
  Trust                                                 16,500          496,650
Equity Residential Properties
  Trust                                                  5,600          161,000
                                                                    -----------
                                                                        657,650
                                                                    -----------

RESTAURANTS -- 0.4%
Darden Restaurants, Inc.                                 3,950           97,565
McDonald's Corp.                                        28,500          810,825
Wendy's International, Inc.                              2,600      $   103,558
Yum! Brands, Inc.*                                       6,700          195,975
                                                                    -----------
                                                                      1,207,923
                                                                    -----------

RETAIL -- 4.4%
AutoZone, Inc.*                                          6,400          494,720
Bed Bath & Beyond, Inc.*                                 6,400          241,536
Best Buy Co., Inc.*                                      7,100          257,730
Big Lots, Inc.                                          32,200          633,696
Circuit City Stores-Circuit
  City Group                                            29,600          555,000
Costco Wholesale Corp.*                                  6,000          231,720
CVS Corp.                                                8,600          263,160
Dillards, Inc. Cl. A                                    21,900          575,751
Dollar General Corp.                                     7,000          133,210
Family Dollar Stores, Inc.                               3,500          123,375
Federated Department
  Stores, Inc.*                                         12,900          512,130
The Home Depot, Inc.                                    51,400        1,887,922
Lowe's Companies, Inc.                                  16,700          758,180
The May Department
  Stores Co.                                             6,500          214,045
Office Depot, Inc.*                                     15,200          255,360
Penney (J.C.) Co., Inc.                                  5,900          129,918
RadioShack Corp.                                        18,400          553,104
Sears, Roebuck and Co.                                  12,100          657,030
Staples, Inc.*                                          24,900          490,530
Target Corp.                                            19,700          750,570
Tiffany & Co.                                            1,800           63,360
TJX Companies, Inc.                                     10,800          211,788
Toys R Us, Inc.*                                         4,000           69,880
Wal-Mart Stores, Inc.                                   70,800        3,894,708
                                                                    -----------
                                                                     13,958,423
                                                                    -----------

RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                                        8,600          261,956
Winn-Dixie Stores, Inc.                                  3,000           46,770
                                                                    -----------
                                                                        308,726
                                                                    -----------

TELEPHONE UTILITIES -- 1.5%
Alltel Corp.                                             7,400          347,800
AT&T Corp.                                              54,300          581,010
AT&T Wireless Services, Inc.*                           64,400          376,740
BellSouth Corp.                                         44,600        1,404,900
CenturyTel, Inc.                                         2,900           85,550
Sprint Corp. (FON Group)                                29,200          309,812
Sprint Corp. (PCS Group)*                               26,100          116,667
Verizon
  Communications, Inc.                                  38,968        1,564,565
                                                                    -----------
                                                                      4,787,044
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                                       55

                                                    NUMBER OF          MARKET
                                                     SHARES            VALUE
                                                  ------------      -----------
TOBACCO -- 0.4%
Philip Morris
  Companies, Inc.                                       28,100      $ 1,227,408
UST, Inc.                                                3,400          115,600
                                                                    -----------
                                                                      1,343,008
                                                                    -----------

TOYS, GAMES -- 0.1%
Hasbro, Inc.                                             3,200           43,392
Mattel, Inc.                                             7,100          149,668
                                                                    -----------
                                                                        193,060
                                                                    -----------

TRANSPORTATION -- 0.5%
Burlington Northern
  Santa Fe Corp.                                         9,100          273,000
CSX Corp.                                                5,816          203,851
FedEx Corp.                                              8,300          443,220
Norfolk Southern Corp.                                   8,200          191,716
Union Pacific Corp.                                      8,800          556,864
                                                                    -----------
                                                                      1,668,651
                                                                    -----------

TRAVEL -- 0.1%
Sabre Holdings Corp.*                                    6,500          232,700
                                                                    -----------

TOTAL EQUITIES
(COST $214,573,881)                                                 196,884,980
                                                                    -----------

RIGHTS -- 0.0%

COMPUTERS & INFORMATION
Seagate Technologies, Inc.                               5,100                -
                                                                    -----------

TOTAL RIGHTS
(COST $0)                                                                     -
                                                                    -----------

                                                    PRINCIPAL
                                                     AMOUNT
                                                  ------------
BONDS & NOTES -- 31.4%

ASSET BACKED SECURITIES -- 0.9%
America West Airlines, Inc.
  Series 1996-1, Class A
  6.850% 07/02/2009                               $    897,231          812,550
Conseco Finance
  Securitizations
  Corp. Series
  2001-1, Class A4
  6.210% 07/01/2032                                    500,000          522,049
Metlife Capital Equipment
  Loan Trust Series 1997-A,
  Class A
  6.850% 05/20/2008                                    316,798          327,649
Option One Mortgage
  Securities Corp. Trust
  Series 2002-2A,
  Class CFTS+
  8.830% 06/26/2032                                    224,754          224,683

                                                    PRINCIPAL          MARKET
                                                     AMOUNT            VALUE
                                                  ------------      -----------
Railcar Trust Series
  1992-1, Class A
  7.750% 06/01/2004                               $    138,275      $   144,991
Textron Financial Corp.
  Series 1998-A, Class A2+
  5.890% 01/15/2005                                    147,999          147,999
Travelers Funding Limited
  Series 1A, Class A1+
  6.300% 02/18/2014                                    699,186          662,234
                                                                    -----------

TOTAL ASSET BACKED
SECURITIES
(COST $2,925,253)                                                     2,842,155
                                                                    -----------

CORPORATE DEBT -- 18.3%
Amerada Hess Corp.
  7.125% 03/15/2033                                    350,000          349,503
American Airlines Pass-
  Through Trusts
  Series 1994-A, Class A4
  9.780% 11/26/2011                                    726,252          653,155
AOL Time Warner, Inc.
  5.625% 05/01/2005                                    550,000          533,775
AOL Time Warner, Inc.
  6.875% 05/01/2012                                    350,000          321,783
ARAMARK Services, Inc.
  8.150% 05/01/2005                                    175,000          183,339
Arrow Electronics, Inc.
  8.700% 10/01/2005                                    575,000          594,978
AT&T Corp.+
  8.000% 11/15/2031                                    475,000          345,373
AT&T Wireless
  Services, Inc.
  7.500% 05/01/2007                                    140,000          120,460
AT&T-Liberty
  Media Group
  8.250% 02/01/2030                                  1,800,000        1,676,768
Avnet, Inc.
  8.000% 11/15/2006                                    175,000          177,994
Avnet, Inc.
  8.200% 10/17/2003                                    700,000          722,421
Barrick Gold Corp.
  7.500% 05/01/2007                                  1,000,000        1,083,730
BHP Finance (USA)
  Limited
  6.420% 03/01/2026                                  1,000,000        1,024,330
Bombardier
  Capital, Inc.+
  5.625% 05/30/2013                                    275,000          281,622
Boston Scientific Corp.
  6.625% 03/15/2005                                    500,000          523,180
Brascan Corp.
  8.125% 12/15/2008                                    225,000          229,102
Champion
  International Corp.
  6.400% 02/15/2026                               $  1,000,000      $ 1,043,770
Cinergy Corp.
  6.250% 09/01/2004                                    500,000          507,620
Cintas Corp.+
  5.125% 06/01/2007                                    425,000          429,846
The CIT Group, Inc.
  6.150% 12/15/2002                                    125,000          125,453
The CIT Group, Inc.
  7.375% 04/02/2007                                    250,000          251,638
The CIT Group, Inc.
  7.500% 11/14/2003                                    295,000          293,681
The CIT Group, Inc.
  7.625% 08/16/2005                                    150,000          147,162
Colonial Pipeline Co.+
  7.630% 04/15/2032                                    200,000          211,662
Comcast Cable
  Communications, Inc.
  8.375% 05/01/2007                                    750,000          757,020
ConAgra Foods, Inc.
  7.000% 10/01/2028                                    450,000          456,687
Conoco, Inc.
  6.950% 04/15/2029                                    400,000          409,040
Continental Airlines,
  Inc. Series 1996-2B
  8.560% 07/02/2014                                    390,010          392,362
Continental Airlines,
  Inc. Series 1996-B
  7.820% 10/15/2013                                    382,573          378,452
Cox Communications, Inc.
  7.750% 11/01/2010                                    600,000          572,904
CSX Corp.
  7.250% 05/01/2027                                    700,000          751,772
DaimlerChrysler NA
  Holding Corp.
  7.300% 01/15/2012                                    500,000          527,880
Dominion Resources, Inc.
  7.820% 09/15/2004                                    700,000          748,062
Donnelley (R.R.) &
  Sons Co.
  6.625% 04/15/2029                                  1,000,000          933,680
Dover Corp.
  6.250% 06/01/2008                                    500,000          521,185
Duke Capital Corp.
  6.750% 02/15/2032                                    325,000          308,988
Duke Capital Corp.
  7.500% 10/01/2009                                    550,000          595,678
Duke Energy Field
  Services Corp.
  7.875% 08/16/2010                                    550,000          578,523
Emerald Investment
  Grade CBO Limited+
  2.585% 05/24/2011                                  1,000,000          988,750

    The accompanying notes are an integral part of the financial statements.

                                       56

                                                    PRINCIPAL          MARKET
                                                     AMOUNT            VALUE
                                                  ------------      -----------
ERAC USA Finance Co.+
  6.750% 05/15/2007                               $    750,000      $   779,587
Exxon Mobil Corp.
  8.625% 08/15/2021                                  1,000,000        1,238,800
FirstEnergy Corp.
  5.500% 11/15/2006                                    140,000          135,878
Ford Motor Corp.
  7.450% 07/16/2031                                    675,000          627,257
General American
  Transportation Corp.
  6.750% 03/01/2006                                  1,000,000          961,400
General Mills, Inc.
  8.900% 06/15/2006                                    500,000          567,620
General Motors
  Acceptance Corp.
  6.125% 09/15/2006                                    500,000          508,740
General Motors Corp.
  7.200% 01/15/2011                                    500,000          512,500
The Goodyear Tire &
  Rubber Co.
  8.500% 03/15/2007                                  1,160,000        1,154,902
Hearst-Argyle
  Television, Inc.
  7.000% 11/15/2007                                    300,000          298,314
Hershey Foods Corp.
  7.200% 08/15/2027                                    500,000          547,280
Houghton Mifflin Co.
  7.000% 03/01/2006                                    400,000          415,160
Household Finance Corp.
  6.375% 10/15/2011                                    675,000          644,072
ICI Wilmington, Inc.
  7.050% 09/15/2007                                    500,000          517,440
Interpool, Inc.
  7.350% 08/01/2007                                    500,000          484,308
Interpublic Group of
  Companies, Inc.
  7.875% 10/15/2005                                    700,000          735,161
Kellogg Co.
  5.500% 04/01/2003                                    725,000          735,107
KeySpan Gas East
  Corp. Series MTNA
  6.900% 01/15/2008                                    670,000          721,865
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                    675,000          727,341
Koninklijke KPN NV
  8.000% 10/01/2010                                    650,000          652,784
Kraft Foods, Inc.
  6.500% 11/01/2031                                    125,000          122,816
The Kroger Co.
  7.000% 05/01/2018                                    700,000          696,269
Leucadia National Corp.
  7.750% 08/15/2013                               $  1,000,000      $ 1,035,660
Lockheed Martin Corp.
  8.500% 12/01/2029                                    350,000          418,236
Marsh & McLennan
  Companies, Inc.
  7.125% 06/15/2009                                    500,000          549,308
Meritor Automotive, Inc.
  6.800% 02/15/2009                                  1,000,000          951,220
Midway Airlines Corp.
  Pass-Through
  Certificates, Class B
  8.140% 01/02/2013                                    470,575          376,460
Millipore Corp.
  7.500% 04/01/2007                                  1,000,000        1,013,300
Mohawk Industries, Inc.
  7.200% 04/15/2012                                    175,000          185,816
National Rural Utilities
  Cooperative Finance Corp.
  8.000% 03/01/2032                                    500,000          541,835
News America
  Holdings, Inc.
  9.250% 02/01/2013                                  1,000,000        1,116,130
Norfolk Southern Corp.
  7.050% 05/01/2037                                    500,000          525,535
North Finance (Bermuda)
  Limited+
  7.000% 09/15/2005                                  1,000,000        1,054,380
Progress Energy, Inc.
  6.550% 03/01/2004                                    400,000          416,292
ProLogis Trust
  7.000% 10/01/2003                                    100,000          103,228
Qwest Capital
  Funding, Inc.
  7.750% 02/15/2031                                    500,000          250,000
Qwest Capital
  Funding, Inc.+
  8.875% 03/15/2012                                    225,000          202,860
Raytheon Co.
  6.750% 08/15/2007                                    500,000          529,810
Ryder System, Inc.
  6.600% 11/15/2005                                    750,000          746,977
Scholastic Corp.
  7.000% 12/15/2003                                    750,000          779,377
The Schwab
  (Charles) Corp.
  6.250% 01/23/2003                                  1,000,000        1,016,400
The Scripps (E.W.) Co.
  6.625% 10/15/2007                                    500,000          519,105
Sears, Roebuck
  Acceptance Corp.
  6.500% 12/01/2028                                    150,000          134,349
Simon Property
  Group LP
  6.625% 06/15/2003                               $    150,000      $   154,157
Sprint Capital Corp.
  6.125% 11/15/2008                                    500,000          401,160
Sprint Capital Corp.
  6.900% 05/01/2019                                    500,000          344,710
Sprint Capital Corp.+
  8.375% 03/15/2012                                    225,000          184,478
SuperValu, Inc.
  7.875% 08/01/2009                                  1,000,000        1,056,420
Telefonica Europe BV
  7.350% 09/15/2005                                    700,000          739,607
Textron Financial Corp.
  Series MTNE
  5.950% 03/15/2004                                    495,000          509,558
Thomas & Betts Corp.
  8.250% 01/15/2004                                    500,000          490,000
Times Mirror Co.
  7.450% 10/15/2009                                  1,300,000        1,390,612
Toro Co.
  7.800% 06/15/2027                                    325,000          313,927
TRW, Inc.
  8.750% 05/15/2006                                  2,000,000        2,220,454
Tyco International
  Group SA
  6.375% 02/15/2006                                    675,000          546,514
Tyco International
  Group SA
  6.375% 10/15/2011                                    325,000          248,625
US Airways Inc.
  Class B
  7.500% 04/15/2008                                    434,841          361,052
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                    350,000          333,263
Vulcan Materials Co.
  6.000% 04/01/2009                                  1,000,000        1,003,625
WorldCom, Inc.
  6.500% 05/15/2004                                    500,000           82,500
WorldCom, Inc.
  8.250% 05/15/2031                                    155,000           24,413
WPP Finance
  (USA) Corp.
  6.625% 07/15/2005                                    675,000          716,371
                                                                    -----------

TOTAL CORPORATE DEBT
(COST $58,117,195)                                                   58,125,653
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                                       57

                                                    PRINCIPAL          MARKET
                                                     AMOUNT            VALUE
                                                  ------------      -----------
NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 2.0%

COLLATERALIZED MORTGAGE OBLIGATIONS
Asset Securitization Corp.
  Series 1995-MD4, Class A1
  7.100% 08/13/2029                               $    982,590      $ 1,053,708
CS First Boston Mortgage
  Securities Corp. Series
  1998-C2, Class A1
  5.960% 11/11/2030                                    581,174          607,106
CS First Boston Mortgage
  Securities Corp. Series
  2002-H1N, Class A+
  8.000% 08/27/2032                                    295,359          287,237
Merrill Lynch Mortgage
  Investors, Inc. Series
  1998-C1, Class A1
  6.310% 11/15/2026                                    602,885          628,445
Residential Funding
  Mortgage Securities I
  Series 1997-S7,
  Class A5
  7.500% 05/25/2027                                    291,896          299,374
Salomon Brothers
  Mortgage Securities
  Series 1997-TZH,
  Class B+
  7.491% 03/25/2022                                    750,000          807,543
Salomon Brothers Mortgage
  Securities Series
  2001-MMA, Class A1+
  5.323% 02/18/2034                                    674,334          695,799
Starwood Commercial
  Mortgage Trust Series
  1999-C1A, Class B+
  6.920% 02/03/2014                                  1,000,000        1,058,720
Structured Asset Securities
  Corp. Series 1998-ALS2,
  Class 1A
  6.750% 03/25/2029                                    659,212          682,284
Vendee Mortgage Trust
  Series 1992-1, Class 2Z
  7.750% 05/15/2022                                    378,908          404,837
                                                                    -----------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $6,345,110)                                                     6,525,053
                                                                    -----------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 8.4%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 1.1%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
FHLMC Series 1322, Class G
  7.500% 02/15/2007                                     16,991           17,055

FHLMC SERIES W067, CLASS A
  6.420% 12/01/2005                               $    192,617      $   204,272
                                                                    -----------
                                                                        221,327
                                                                    -----------

PASS-THROUGH SECURITIES -- 1.0%
FHLMC
  6.000% 09/01/2016                                    942,367          962,393
FHLMC
  6.500% 08/01/2016-
        09/01/2031                                   1,415,706        1,452,591
FHLMC
  8.000% 06/01/2027                                    555,254          590,479
FHLMC
  9.000% 03/01/2017                                     34,040           37,147
                                                                    -----------
                                                                      3,042,610
                                                                    -----------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION (FHLMC)                                                   3,263,937
                                                                    -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 4.9%
PASS-THROUGH SECURITIES

FFNMA
  5.500% 12/01/2016-
         06/01/2017                                  2,000,097        2,001,958
FNMA
  6.000% 05/01/2016-
         01/01/2032                                  3,606,964        3,618,340
FNMA
  6.500% 10/01/2031                                  1,829,703        1,865,145
FNMA
  7.000% 01/01/2031-
         05/01/2031                                  1,970,450        2,040,638
FNMA
  7.500% 10/01/2029-
         05/01/2030                                  2,881,097        3,023,538
FNMA
  8.000% 05/01/2013-
         10/01/2031                                  2,852,571        3,029,418
                                                                    -----------
                                                                     15,579,037
                                                                    -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA) -- 2.4%
PASS-THROUGH SECURITIES
GNMA
  6.500% 06/15/2023-
         03/15/2029                                  5,559,271        5,691,557
GNMA
  7.000% 08/15/2023-
         10/15/2023                                    486,343          507,771
GNMA
  7.500% 10/15/2006-
         06/15/2017                                    753,220          800,801
GNMA
  8.000% 11/15/2004-
         07/15/2008                               $    371,492      $   396,514
GNMA
  9.000% 12/15/2008-
         05/15/2009                                    133,530          146,297
                                                                    -----------
                                                                      7,542,940
                                                                    -----------

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS
(COST $25,292,964)                                                   26,385,914
                                                                    -----------

U.S. TREASURY OBLIGATIONS -- 1.8%
U.S. TREASURY BONDS
U.S. Treasury Bond
  6.125% 08/15/2029                                     25,000           26,551
U.S. Treasury Bond
  8.750% 05/15/2017                                  4,275,000        5,703,962
                                                                    -----------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $4,962,500)                                                     5,730,513
                                                                    -----------

TOTAL BONDS & NOTES
(COST $97,643,022)                                                   99,609,288
                                                                    -----------

SHORT-TERM INVESTMENTS -- 12.0%

CASH EQUIVALENTS -- 5.9%**
American Honda Motor Co.,
  Inc. Bank Note
  1.820% 04/08/2003                                    204,617          204,617
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                                    406,156          406,156
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                  1,180,780        1,180,780
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                    507,695          507,695
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                                    895,954          895,954
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                  2,741,553        2,741,553
Fleet National Bank Note
  2.000% 07/03/2002                                    673,043          673,043
Merrill Lynch Bank Note
  1.910% 11/26/2002                                    406,156          406,156
Merrill Lynch Bank Note
  1.920% 04/16/2003                                    203,078          203,078

    The accompanying notes are an integral part of the financial statements.

                                       58

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                  ------------     ------------
Merrimac Money
  Market Fund                                     $  9,061,789     $  9,061,789
Morgan Stanley
  Dean Witter & Co.
  2.080% 11/08/2002                                    304,617          304,617
National City Bank Note
  1.820% 01/23/2003                                    507,695          507,695
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                  1,015,390        1,015,390
US Bank Note
  1.800% 11/06/2002                                    507,695          507,695
                                                                   ------------
                                                                     18,616,218
                                                                   ------------

COMMERCIAL PAPER -- 6.1%
AOL Time Warner, Inc.
  2.050% 07/17/2002                                  3,140,000        3,136,782
Eaton Corp.
  1.880% 07/02/2002                                  2,425,000        2,424,620
Ingersoll-Rand Co.
  1.900% 07/10/2002                                  4,385,000        4,382,454
Pearson Holdings, Inc.
  2.040% 07/03/2002                                    950,000          949,785
Pearson Holdings, Inc.
  2.100% 07/03/2002                                  1,020,000        1,019,762
Reed Elsevier, Inc.
  2.000% 07/30/2002                                  2,525,000        2,520,651
Viacom, Inc.
  2.000% 07/01/2002                                  4,755,000        4,754,472
                                                                   ------------
                                                                     19,188,526
                                                                   ------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                  37,804,744
                                                                   ------------

TOTAL INVESTMENTS -- 105.5%
(COST $350,021,647)***                                              334,299,012

OTHER ASSETS/
(LIABILITIES) -- (5.5%)                                             (17,314,922)
                                                                   ------------

NET ASSETS -- 100.0%                                               $316,984,090
                                                                   ============

NOTES TO PORTFOLIO OF INVESTMENTS
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** Aggregate cost for Federal tax purposes. (NOTE 7).
 + Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BALANCED FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                   JUNE 30, 2002
                                                                                                    (UNAUDITED)
                                                                                                  ----------------
ASSETS:
      Investments, at value (cost $312,216,903) (NOTE 2)                                          $    296,494,268
      Short-term investments, at amortized cost (NOTE 2)                                                37,804,744
                                                                                                  ----------------
          Total Investments (including securities on loan with market values of $17,941,987)           334,299,012
      Cash                                                                                                   7,209
      Receivables from:
          Investments sold                                                                                   2,537
          Interest and dividends                                                                         1,708,609
                                                                                                  ----------------
               Total assets                                                                            336,017,367
                                                                                                  ----------------

LIABILITIES:
      Payables for:
          Investments purchased                                                                            242,228
          Securities on loan (NOTE 2)                                                                   18,616,218
          Directors' fees and expenses (NOTE 3)                                                              5,532
          Affiliates (NOTE 3):
               Investment management fees                                                                  119,833
               Administration fees                                                                          23,951
               Service fees                                                                                  4,062
      Accrued expense and other liabilities                                                                 21,453
                                                                                                  ----------------
               Total liabilities                                                                        19,033,277
                                                                                                  ----------------
      NET ASSETS                                                                                  $    316,984,090
                                                                                                  ================

NET ASSETS CONSIST OF:
      Paid-in capital                                                                             $    371,553,189
      Undistributed net investment income                                                                4,485,615
      Accumulated net realized loss on investments and futures contracts                               (43,332,079)
      Net unrealized depreciation on investments                                                       (15,722,635)
                                                                                                  ----------------
                                                                                                  $    316,984,090
                                                                                                  ================

NET ASSETS:
      Class A                                                                                     $      5,939,679
                                                                                                  ================
      Class L                                                                                     $      3,568,990
                                                                                                  ================
      Class Y                                                                                     $      2,641,753
                                                                                                  ================
      Class S                                                                                     $    304,833,668
                                                                                                  ================

SHARES OUTSTANDING:
      Class A                                                                                              716,589
                                                                                                  ================
      Class L                                                                                              427,407
                                                                                                  ================
      Class Y                                                                                              307,038
                                                                                                  ================
      Class S                                                                                           36,370,894
                                                                                                  ================

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A                                                                                     $           8.29
                                                                                                  ================
      Class L                                                                                     $           8.35
                                                                                                  ================
      Class Y                                                                                     $           8.60
                                                                                                  ================
      Class S                                                                                     $           8.38
                                                                                                  ================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                           SIX MONTHS ENDED
                                                                                            JUNE 30, 2002
                                                                                             (UNAUDITED)
                                                                                           ----------------
INVESTMENT INCOME: (NOTE 2)
      Dividends (net of withholding tax of $7,694)                                         $      1,512,453
      Interest (including securities lending income of $17,163)                                   4,017,343
                                                                                           ----------------
               Total investment income                                                            5,529,796
                                                                                           ----------------

EXPENSES: (NOTE 2)
      Investment management fees (NOTE 3)                                                           808,471
      Custody fees                                                                                   42,019
      Audit and legal fees                                                                            8,434
      Shareholder reporting fees                                                                      8,271
      Directors' fees (NOTE 3)                                                                        3,746
                                                                                           ----------------
                                                                                                    870,941
      Administration fees (NOTE 3):
          Class A                                                                                    12,813
          Class L                                                                                     7,544
          Class Y                                                                                     3,556
          Class S                                                                                   137,880
      Service fees (NOTE 3):
          Class A                                                                                     8,105
                                                                                           ----------------
             Total expenses                                                                       1,040,839
                                                                                           ----------------
             NET INVESTMENT INCOME                                                                4,488,957
                                                                                           ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on:
          Investment transactions                                                               (10,615,342)
          Closed futures contracts                                                                 (108,448)
                                                                                           ----------------
             Net realized loss                                                                  (10,723,790)
                                                                                           ----------------
      Net change in unrealized appreciation (depreciation) on:
          Investments                                                                           (17,631,614)
          Open futures contracts                                                                    (68,588)
                                                                                           ----------------
             Net unrealized loss                                                                (17,700,202)
                                                                                           ----------------
             NET REALIZED AND UNREALIZED LOSS                                                   (28,423,992)
                                                                                           ----------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $    (23,935,035)
                                                                                           ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         SIX MONTHS ENDED
                                                                                           JUNE 30, 2002          YEAR ENDED
                                                                                            (UNAUDITED)       DECEMBER 31, 2001
                                                                                         -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                                                              $       4,488,957    $      10,817,991
      Net realized loss on investment transactions and futures contracts                       (10,723,790)         (28,296,064)
      Net change in unrealized appreciation (depreciation) on investments
        and futures contracts                                                                  (17,700,202)          (8,993,008)
                                                                                         -----------------    -----------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               (23,935,035)         (26,471,081)
                                                                                         -----------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
      From net investment income:
      Class A                                                                                            -             (189,282)
      Class L                                                                                            -             (106,742)
      Class Y                                                                                            -              (85,401)
      Class S                                                                                            -          (10,558,363)
                                                                                         -----------------    -----------------
          TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                                 -          (10,939,788)
                                                                                         -----------------    -----------------
      From net realized gains:
      Class A                                                                                            -                  (20)
      Class L                                                                                            -                  (12)
      Class Y                                                                                            -                  (10)
      Class S                                                                                            -               (1,047)
                                                                                         -----------------    -----------------
          TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                                    -               (1,089)
                                                                                         -----------------    -----------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
      Class A                                                                                     (755,876)           3,573,773
      Class L                                                                                     (129,033)            (334,326)
      Class Y                                                                                     (243,155)            (184,368)
      Class S                                                                                  (22,370,676)         (46,247,736)
                                                                                         -----------------    -----------------
          DECREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                              (23,498,740)         (43,192,657)
                                                                                         -----------------    -----------------
      TOTAL DECREASE IN NET ASSETS                                                             (47,433,775)         (80,604,615)

NET ASSETS:
      Beginning of period                                                                      364,417,865          445,022,480
                                                                                         -----------------    -----------------
      End of period (including undistributed net investment income of
        $4,485,615 and distributions in excess of net investment
        income of $3,342, respectively)                                                  $     316,984,090    $     364,417,865
                                                                                         =================    =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             CLASS A
                                                                                             -------
                                                         SIX MONTHS ENDED
                                                             6/30/02        YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                           (UNAUDITED)      12/31/01(a)     12/31/00      12/31/99      12/31/98++
                                                         ----------------   -----------    ----------    ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                        $   8.93          $  9.81        $ 13.21      $ 14.20        $ 14.03***
                                                            --------          -------        -------      -------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.09***          0.20***        0.35***      0.40***        0.41
  Net realized and unrealized gain (loss) on investments       (0.73)           (0.84)         (0.41)       (0.70)          1.36
                                                            --------          -------        -------      -------        -------
       Total income (loss) from investment operations          (0.64)           (0.64)         (0.06)       (0.30)          1.77
                                                            --------          -------        -------      -------        -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       -            (0.24)         (0.49)       (0.47)         (0.58)
  Tax return of capital                                            -                -              -        (0.00)****         -
  From net realized gains                                          -            (0.00)****     (2.85)       (0.22)         (1.02)
                                                            --------          -------        -------      -------        -------
       Total distributions                                         -            (0.24)         (3.34)       (0.69)         (1.60)
                                                            --------          -------        -------      -------        -------
NET ASSET VALUE, END OF PERIOD                              $   8.29          $  8.93        $  9.81      $ 13.21        $ 14.20
                                                            ========          =======        =======      =======        =======
TOTAL RETURN@                                                  (7.17)%**        (6.51)%        (0.58)%      (2.17)%        12.78%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                         $  5,940          $ 7,168        $ 4,095      $   573        $   177
  Net expenses to average daily net assets                      1.16%*           1.16%          1.15%        1.15%          1.20%
  Net investment income to average daily net assets             2.12%*           2.20%          2.64%        2.87%          2.76%
  Portfolio turnover rate                                         55%**            85%           100%          19%            30%

                                                                                     CLASS L
                                                                                     -------
                                                         SIX MONTHS ENDED
                                                             6/30/02        YEAR ENDED     YEAR ENDED   PERIOD ENDED
                                                           (UNAUDITED)      12/31/01(a)     12/31/00       12/31/99+
                                                         ----------------   -----------    ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $   8.98          $  9.85        $ 13.22       $ 14.62
                                                            --------          -------        -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.10***          0.23***        0.39***       0.47***
  Net realized and unrealized loss on investments              (0.73)           (0.85)         (0.42)        (1.15)
                                                            --------          -------        -------       -------
       Total loss from investment operations                   (0.63)           (0.62)         (0.03)        (0.68)
                                                            --------          -------        -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       -            (0.25)         (0.49)        (0.50)
  Tax return of capital                                            -                -              -         (0.00)****
  From net realized gains                                          -            (0.00)****     (2.85)        (0.22)
                                                            --------          -------        -------       -------
       Total distributions                                         -            (0.25)         (3.34)        (0.72)
                                                            --------          -------        -------       -------
NET ASSET VALUE, END OF PERIOD                              $   8.35          $  8.98        $  9.85       $ 13.22
                                                            ========          =======        =======       =======
TOTAL RETURN@                                                  (7.02)%**        (6.31)%        (0.35)%       (4.69)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                         $  3,569          $ 3,976        $ 4,721       $   173
  Net expenses to average daily net assets                      0.91%*           0.91%          0.90%         0.89%*
  Net investment income to average daily net assets             2.37%*           2.47%          2.97%         4.97%*
  Portfolio turnover rate                                         55%**            85%           100%           19%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  **** TAX RETURN OF CAPITAL AND DISTRIBUTIONS FROM NET REALIZED GAINS ARE LESS
       THAN $0.01 PER SHARE.
  ++   AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  + FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF LESS THAN $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF LESS THAN $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

                                                                                             CLASS Y
                                                                                             -------
                                                         SIX MONTHS ENDED
                                                             6/30/02        YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                           (UNAUDITED)      12/31/01(a)     12/31/00      12/31/99      12/31/98+
                                                         ----------------   -----------    ----------    ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                        $   9.25          $ 10.14        $ 13.24       $ 14.20       $ 14.06
                                                            --------          -------        -------       -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.11***          0.25***        0.42***       0.46***       0.48***
  Net realized and unrealized gain (loss) on investments       (0.76)           (0.88)         (0.44)        (0.71)         1.36
                                                            --------          -------        -------       -------       -------
       Total income (loss) from investment operations          (0.65)           (0.63)         (0.02)        (0.25)         1.84
                                                            --------          -------        -------       -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       -            (0.26)         (0.23)        (0.49)        (0.67)
  Tax return of capital                                            -                -              -         (0.00)****        -
  From net realized gains                                          -            (0.00)****     (2.85)        (0.22)        (1.03)
                                                            --------          -------        -------       -------       -------
       Total distributions                                         -            (0.26)         (3.08)       (0.71)         (1.70)
                                                            --------          -------        -------       -------       -------
NET ASSET VALUE, END OF PERIOD                              $   8.60          $  9.25        $ 10.14       $ 13.24       $ 14.20
                                                            ========          =======        =======       =======       =======
TOTAL RETURN@                                                  (7.03)%**        (6.19)%        (0.22)%       (1.77)%       13.23%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                         $  2,642          $ 3,087        $ 3,587       $59,381       $ 1,051
  Net expenses to average daily net assets                      0.76%*           0.76%          0.74%         0.75%         0.76%
  Net investment income to average daily net assets             2.52%*           2.62%          3.20%         3.23%         3.21%
  Portfolio turnover rate                                         55%**            85%           100%           19%           30%

                                                                                     CLASS S (1)
                                                                                     -----------
                                                          SIX MONTHS ENDED
                                                               6/30/02                 YEAR ENDED              YEAR ENDED
                                                             (UNAUDITED)               12/31/01(a)              12/31/00
                                                          ----------------             -----------             ----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   9.00                  $   9.88                $  13.25
                                                              --------                  --------                --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.12***                   0.26***                 0.43***
  Net realized and unrealized gain (loss) on investments         (0.74)                    (0.86)                  (0.41)
                                                              --------                  --------                --------
       Total income (loss) from investment operations            (0.62)                    (0.60)                   0.02
                                                              --------                  --------                --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                         -                     (0.28)                  (0.54)
  Tax return of capital                                              -                         -                       -
  From net realized gains                                            -                     (0.00)****              (2.85)
                                                              --------                  --------                --------
       Total distributions                                           -                     (0.28)                  (3.39)
                                                              --------                  --------                --------
NET ASSET VALUE, END OF PERIOD                                $   8.38                  $   9.00                $   9.88
                                                              ========                  ========                ========
TOTAL RETURN@                                                    (6.89)%**                 (6.07)%                  0.00%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                           $304,834                  $350,187                $432,619
  Ratio of expenses to average daily net assets:
     Before expense waiver                                        0.60%*                    0.60%                   0.59%
     After expense waiver#                                         N/A                       N/A                     N/A
  Net investment income to average daily net assets               2.68%*                    2.78%                   3.28%
  Portfolio turnover rate                                           55%**                     85%                    100%

                                                                                     CLASS S (1)
                                                                                     -----------
                                                             YEAR ENDED                YEAR ENDED               YEAR ENDED
                                                              12/31/99                 12/31/98                 12/31/97
                                                             ----------                ----------               ----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  14.20                  $  13.59                 $  12.34
                                                              --------                  --------                 --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.48***                   0.49***                  0.48
  Net realized and unrealized gain (loss) on investments         (0.70)                     1.33                     1.82
                                                              --------                  --------                 --------
       Total income (loss) from investment operations            (0.22)                     1.82                     2.30
                                                              --------                  --------                 --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     (0.51)                    (0.48)                   (0.48)
  Tax return of capital                                          (0.00)****                    -                        -
  From net realized gains                                        (0.22)                    (0.73)                   (0.57)
                                                              --------                  --------                 --------
       Total distributions                                       (0.73)                    (1.21)                   (1.05)
                                                              --------                  --------                 --------
NET ASSET VALUE, END OF PERIOD                                $  13.25                  $  14.20                 $  13.59
                                                              ========                  ========                 ========
TOTAL RETURN@                                                    (1.58)%                   13.50%                   18.72%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                           $655,478                  $771,763                 $655,135
  Ratio of expenses to average daily net assets:
     Before expense waiver                                        0.57%                     0.54%                    0.55%
     After expense waiver#                                         N/A                       N/A                     0.54%
  Net investment income to average daily net assets               3.36%                     3.42%                    3.57%
  Portfolio turnover rate                                           19%                       30%                      28%

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  **** TAX RETURN OF CAPITAL AND DISTRIBUTIONS FROM NET REALIZED GAINS ARE LESS
       THAN $0.01 PER SHARE.
  +    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  (1)  CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
  # COMPUTED AFTER GIVING EFFECT TO THE VOLUNTARY PARTIAL WAIVER OF MANAGEMENT FEE BY MASSMUTUAL, WHICH TERMINATED MAY 1, 1997.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME OF LESS THAN $0.01 PER SHARE, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF LESS THAN $0.01 PER SHARE AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS OF 0.01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE VALUE EQUITY FUND - PORTFOLIO MANAGER REPORT

NOTE TO SHAREHOLDERS:

Effective January 26, 2002, David L. Babson & Company Inc. ("Babson") began utilizing a quantitative enhanced index strategy to direct the investment decisions for a portion of the Fund's assets. This enhancement is designed to leverage a disciplined benchmark skill set to the Fund. We believe this enhancement should lead to stronger and more consistent performance.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL CORE VALUE EQUITY FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital and income
-  utilize a value-oriented portfolio strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - have competitive advantages, management stability and financial strength
   - are attractively valued based on various financial ratios
   - have earnings growth potential that may not be recognized by the market at large
- invest in a diversified portfolio of equity securities of larger, well established firms (generally with market capitalization exceeding $2 billion)

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned -7.10%, beating the -13.15% return of the Standard & Poor's 500 Index but trailing the -4.78% return of the Russell 1000 Value Index.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index tracks the performance of the 1,000 largest U.S. companies based on total market capitalization. The S&P 500 is a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

The Fund's defensive positioning had a beneficial effect on its performance relative to the S&P 500. Normally, we would expect to outperform the S&P 500 and underperform the Russell Index when the overall market is experiencing difficulty, as certainly was the case during the period.

In the first quarter, value once again outperformed growth following a nice run by growth stocks in the fourth quarter of 2001. Investors became more defensive as it became clear that the hoped-for economic recovery would occur later than expected. Although consumers continued to spend freely, corporate capital spending remained in the doldrums. Also in the first quarter, tension in the Middle East began to escalate and former Enron auditor Arthur Andersen was indicted on obstruction of justice charges, further unnerving investors.

The second quarter can only be described as brutal for stock investors. Although the economy continued to give off mixed signals, concerns about corporate accounting practices and a weaker U.S. dollar sent the S&P 500 almost to the lows reached after last fall's terrorist attacks.

HOW DID YOU POSITION THE FUND DURING THE PERIOD?

One of our biggest overweightings compared with the Russell Index was in the consumer staples sector, whose companies are known for their relatively stable earnings growth, a definite asset in the recent difficult environment. Our holdings in this sector included McDonalds, Kellogg and Anheuser-Busch.

Overweighting health care was another positive influence on our performance. In this sector, hospital management firm Tenet Healthcare and health care insurer Oxford Health were positive contributors. In addition, we were able to add several stocks to the portfolio that under normal circumstances would not get by our value screens: Boston Scientific and Guidant. However, with the overall market so weak, these growth stocks declined sufficiently to allow us to purchase them.

I refer to one category that cuts across a number of sectors as "commodity cyclicals." Stocks in this category that helped our performance included PPG Industries, Dow Chemical, Exxon Mobil and Apache. Exxon Mobil and Apache are energy stocks, which generally fared better than other sectors due to firm prices for crude oil and natural gas.

We also significantly underweighted financials, which hurt our performance relative to the Russell Index. In the last report, we warned that the Enron fiasco would have a significant contracting effect on the economy, as banks tightened their credit standards. It was also apparent that the major money center banks were the prime architects of some of the creative accounting techniques that resulted in inflated earnings for Enron and many other companies. These realizations hurt the performance of bank stocks, including Citigroup, which, despite being underweighted relative to the Russell Index, was one of the Fund's largest positions.

The largest detractor from the Fund's performance was WorldCom. Although we made a good call in underweighting telecommunications services stocks, we owned WorldCom because we thought the stock was undervalued and might be an acquisition target for one of the regional Bell operating companies. Deteriorating revenue growth led us to sell a vast majority of the stock early in May, well before the announcement in June of almost $4 billion in improperly booked expenses. Nevertheless, WorldCom accounted for a significant part of our underperformance compared with the Russell Index.

In technology, we were overweighted relative to the Russell Index but carried a substantially lower exposure than in the fourth quarter of 2001. Still, amid the vortex that swept most technology stocks lower, we were hurt by holdings such as Compuware and Micron Technology.

WHAT IS YOUR OUTLOOK?

As we look at the second half of 2002, owning companies with little or no debt, straightforward corporate structures and highly visible top-line growth will head our list of priorities. Moreover, the market decline near the end of the period to a great extent reflects investors' lack of confidence in the financial information they are receiving from corporate America. Therefore, confidence and trust in senior management--admittedly a subjective consideration--will play an even more important part in our analysis going forward.

                                          MASSMUTUAL CORE VALUE EQUITY FUND
                                           LARGEST STOCK HOLDINGS (6/30/02)

                                        Exxon Mobil Corp.
                                        Citigroup, Inc.
                                        McDonald's Corp.
                                        Weyerhaeuser Co.
                                        Rockwell Collins, Inc.
                                        Kellogg Co.
                                        Dow Chemical Co.
                                        Waste Management, Inc.
                                        Bank of America Corp.
                                        Anheuser-Busch Companies, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Core Value Equity Fund Class S and the S&P 500 Index

MASSMUTUAL CORE VALUE EQUITY FUND
TOTAL RETURN

                                                       FIVE YEAR        SINCE INCEPTION
                  YEAR TO DATE       ONE YEAR        AVERAGE ANNUAL     AVERAGE ANNUAL
               1/1/02 - 6/30/02  7/1/01 - 6/30/02   7/1/97 - 6/30/02   10/3/94 - 6/30/02
Class S              -7.10%           -13.46%             0.57%              8.62%
----------------------------------------------------------------------------------------

S&P 500
Index               -13.15%           -17.98%             3.67%             12.20%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

               CLASS S    S&P 500 INDEX
10/3/94        $10,000       $10,000
   6/95        $11,613       $12,017
   6/96        $14,276       $15,139
   6/97        $18,435       $20,389
   6/98        $22,196       $26,535
   6/99        $25,584       $32,575
   6/00        $22,247       $34,939
   6/01        $21,913       $29,760
   6/02        $18,963       $24,411

Hypothetical Investments in MassMutual Core Value Equity Fund Class A, Class Y and S&P 500 Index

MASSMUTUAL CORE VALUE EQUITY FUND
TOTAL RETURN

                                                         SINCE INCEPTION
                 YEAR TO DATE            ONE YEAR         AVERAGE ANNUAL
               1/1/02 - 6/30/02     7/1/01 - 6/30/02     1/1/98 - 6/30/02
Class A            -7.31%                -13.87%              -2.13%
Class Y            -7.01%                -13.50%              -1.70%
-------------------------------------------------------------------------

S&P 500
Index             -13.15%                -17.98%               1.78%

[CHART]

              CLASS A       CLASS Y     S&P 500 INDEX
1/1/98        $10,000       $10,000        $10,000
  6/98        $10,860       $10,880        $11,770
  6/99        $12,431       $12,517        $14,449
  6/00        $10,751       $10,868        $15,497
  6/01        $10,537       $10,702        $13,200
  6/02        $ 9,076       $ 9,257        $10,828

Hypothetical Investments in MassMutual Core Value Equity Fund Class L and S&P 500 Index

MASSMUTUAL CORE VALUE EQUITY FUND
TOTAL RETURN

                                                         SINCE INCEPTION
                 YEAR TO DATE            ONE YEAR         AVERAGE ANNUAL
               1/1/02 - 6/30/02     7/1/01 - 6/30/02     5/3/99 - 6/30/02
Class L            -7.14%                -13.65%              -8.63%
-------------------------------------------------------------------------

S&P 500
Index             -13.15%                -17.98%              -7.84%

[CHART]

              CLASS L     S&P 500 INDEX
5/3/99        $10,000        $10,000
  6/99        $10,207        $10,306
  6/00        $ 8,859        $11,053
  6/01        $ 8,704        $ 9,415
  6/02        $ 7,516        $ 7,723

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL CORE VALUE EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                   NUMBER OF         MARKET
                                                    SHARES           VALUE
                                                 -------------   -------------
EQUITIES -- 100.2%

ADVERTISING -- 0.0%
DoubleClick, Inc.*                                         200   $       1,484
Harte Hanks
  Communications, Inc.                                   1,200          24,660
                                                                 -------------
                                                                        26,144
                                                                 -------------

AEROSPACE & DEFENSE -- 5.2%
Boeing Co.                                             418,700      18,841,500
General Dynamics Corp.                                   3,200         340,320
Goodrich Corp.                                           2,800          76,496
Honeywell International, Inc.                           21,700         764,491
Lockheed Martin Corp.                                   10,600         736,700
Northrop Grumman Corp.                                   2,900         362,500
Raytheon Co.                                            45,300       1,845,975
Rockwell Collins, Inc.                               1,296,300      35,544,546
TRW, Inc.                                                6,900         393,162
United Technologies Corp.                                9,000         611,100
                                                                 -------------
                                                                    59,516,790
                                                                 -------------

AIR TRANSPORTATION -- 0.0%
Continental Airlines,
  Inc. Cl. B*                                            1,900          29,982
Northwest Airlines Corp.*                                  800           9,648
Southwest Airlines Co.                                  14,700         237,552
                                                                 -------------
                                                                       277,182
                                                                 -------------
APPAREL, TEXTILES & SHOES -- 0.3%
Jones Apparel Group, Inc.*                               9,500         356,250
The Limited, Inc.                                       14,700         313,110
Liz Claiborne, Inc.                                     44,600       1,418,280
Nike, Inc. Cl. B                                         1,300          69,745
Nordstrom, Inc.                                          1,600          36,240
Payless Shoesource, Inc.*                                  600          34,590
Polo Ralph Lauren Corp.*                                 1,700          38,080
Reebok International
  Limited*                                              13,400         395,300
Ross Stores, Inc.                                        3,600         146,700
VF Corp.                                                 8,200         321,522
                                                                 -------------
                                                                     3,129,817
                                                                 -------------

AUTOMOTIVE & PARTS -- 1.0%
Autoliv, Inc.                                           35,000         882,000
Autonation, Inc.*                                       19,000         275,500
Cooper Tire & Rubber Co.                                12,700         260,985
Dana Corp.                                              66,700       1,235,951
Delphi Automotive
  Systems Corp.                                         94,400       1,246,080
Ford Motor Co.                                          43,200         691,200
General Motors Corp.                                    49,900       2,667,155
Genuine Parts Co.                                       31,300       1,091,431
The Goodyear
  Tire & Rubber Co.                                     38,500   $     720,335
Lear Corp.*                                             29,300       1,355,125
Magna International,
  Inc. Cl. A                                            11,800         812,430
Navistar International Corp.                             1,700          54,400
Paccar, Inc.                                             3,800         168,682
SPX Corp.*                                                 800          94,000
                                                                 -------------
                                                                    11,555,274
                                                                 -------------

BANKING, SAVINGS & LOANS -- 14.2%
AmSouth Bancorp                                         60,300       1,349,514
Associated Banc-Corp                                     9,360         352,966
Astoria Financial Corp.                                 12,100         387,805
Bank of America Corp.                                  446,000      31,380,560
Bank of Hawaii Corp.                                     2,200          61,600
Bank One Corp.                                          85,600       3,293,888
Banknorth Group, Inc.                                    4,300         111,886
BB&T Corp.                                               7,000         270,200
Charter One
  Financial, Inc.                                        6,300         216,594
Citigroup, Inc.                                      1,112,800      43,121,000
City National Corp.                                      3,300         177,375
Comerica, Inc.                                          21,240       1,304,136
Commerce Bancorp, Inc.                                   1,300          57,460
Commerce Bancshares, Inc.                                1,800          79,632
Compass Bancshares, Inc.                                 9,100         305,760
Cullen/Frost Bankers, Inc.                                 900          32,355
Federal Home Loan
  Mortgage Corp.                                        21,600       1,321,920
Federal National
  Mortgage Association                                  47,700       3,517,875
Fifth Third Bancorp                                    250,000      16,662,500
First Tennessee
  National Corp.                                         8,900         340,870
First Virginia Banks, Inc.                               1,400          75,068
FirstMerit Corp.                                         2,200          60,676
Fleet Boston
  Financial Corp.                                       80,000       2,588,000
Fulton Financial Corp.                                   2,750          52,057
Golden State Bancorp                                     8,700         315,375
Golden West Financial Corp.                             21,800       1,499,404
Greenpoint Financial Corp.                               6,900         338,790
Hibernia Corp. Cl. A                                    16,100         318,619
Hudson City Bancorp, Inc.                               19,200         382,080
J.P. Morgan Chase & Co.                                 94,800       3,215,616
KeyCorp                                                 61,200       1,670,760
M&T Bank Corp.                                           2,900         248,704
Marshall and Ilsley Corp.                                5,800         179,394
Mellon Financial Corp.                                   7,300         229,439
National City Corp.                                     70,800       2,354,100
National Commerce
  Financial Corp.                                        5,800   $     152,540
New York Community
  Bancorp, Inc.                                          5,800         157,180
North Fork Bancorp                                       5,900         234,879
Old National Bancorp                                     7,000         178,150
Popular, Inc.                                            9,800         330,064
Provident Financial
  Group, Inc.                                              900          26,109
Regions Financial Corp.                                 38,100       1,339,215
Roslyn Bancorp, Inc.                                    15,800         344,914
Sky Financial Group, Inc.                                2,300          48,645
SouthTrust Corp.                                         9,800         255,976
Sovereign Bancorp, Inc.                                 24,200         361,790
State Street Corp.                                       3,200         143,040
SunTrust Banks, Inc.                                    23,200       1,571,104
Synovus Financial Corp.                                524,400      14,431,488
TCF Financial Corp.                                      2,200         108,020
Trustmark Corp.                                          7,300         186,515
U.S. Bancorp                                           145,500       3,397,425
Union Planters Corp.                                    37,350       1,209,020
UnionBanCal Corp.                                        7,200         337,320
Wachovia Corp.                                         100,700       3,844,726
Washington Federal, Inc.                                15,070         380,668
Washington Mutual, Inc.                                318,500      11,819,535
Webster Financial Corp.                                  9,100         347,984
Wells Fargo & Co.                                       93,600       4,685,616
                                                                 -------------
                                                                   163,765,901
                                                                 -------------

BEVERAGES -- 2.7%
Anheuser-Busch
  Companies, Inc.                                      597,800      29,890,000
Coca-Cola Enterprises, Inc.                              5,600         123,648
Coors (Adolph) Co. Cl. B                                 2,800         174,440
The Pepsi Bottling
  Group, Inc.                                            6,800         209,440
PepsiAmericas, Inc.                                      2,500          37,350
PepsiCo, Inc.                                           16,400         790,480
                                                                 -------------
                                                                    31,225,358
                                                                 -------------

Broadcasting, Publishing & PRINTING -- 2.4%
Belo Corp.                                               1,800          40,698
Clear Channel
  Communications, Inc.*                                  5,600         179,312
Comcast Corp. Cl. A*                                    66,800       1,592,512
Gannett Co., Inc.                                        4,800         364,320
Hispanic Broadcasting Corp.*                             1,600          41,760
Insight Communications
  Co., Inc.*                                             1,500          18,255
Knight Ridder, Inc.                                        900          56,655
Liberty Media Corp. Cl. A*                           2,264,500      22,645,000

    The accompanying notes are an integral part of the financial statements.

                                       68

                                                   NUMBER OF         MARKET
                                                    SHARES           VALUE
                                                 -------------   -------------
Mcclatchy
  Newspapers, Inc                                          900   $      57,825
The McGraw-Hill
  Companies, Inc.                                        2,600         155,220
New York Times Co. Cl. A                                21,100       1,086,650
Radio One, Inc. Cl. D*                                   1,500          22,305
Readers Digest
  Association Cl. A                                      3,200          59,936
The Scripps (E.W.) Co.                                   1,000          77,000
Tribune Co.                                              6,400         278,400
USA Networks, Inc.*                                      1,900          44,555
Viacom, Inc. Cl. B*                                     22,800       1,011,636
Washington Post Co.                                        100          54,500
                                                                 -------------
                                                                    27,786,539
                                                                 -------------

BUILDING MATERIALS & CONSTRUCTION -- 0.1%
Lafarge Corp.                                            6,400         224,960
Martin Marietta
  Materials, Inc.                                       10,500         409,500
Masco Corp.                                             13,400         363,274
Vulcan Materials Co.                                     9,700         424,860
                                                                 -------------
                                                                     1,422,594
                                                                 -------------

CHEMICALS -- 5.2%
Air Products and
  Chemicals, Inc.                                        4,300         217,021
Ashland, Inc.                                           28,300       1,146,150
Cabot Corp.                                              1,900          54,435
Dow Chemical Co.                                       986,000      33,898,680
Du Pont (E.I.) de
  Nemours and Co.                                       79,700       3,538,680
Eastman Chemical Co.                                     2,400         112,560
Engelhard Corp.                                          3,500          99,120
FMC Corp.*                                                 400          12,068
Great Lakes Chemical Corp.                               1,100          29,139
International Flavors &
  Fragrances, Inc.                                       2,500          81,225
The Lubrizol Corp.                                      22,700         760,450
Lyondell Chemical Co.                                    4,100          61,910
Monsanto Co.                                             1,100          19,580
PPG Industries, Inc.                                   307,900      19,059,010
Praxair, Inc.                                           13,100         746,307
Rohm & Haas Co.                                          6,900         279,381
Valhi, Inc.                                                200           3,126
                                                                 -------------
                                                                    60,118,842
                                                                 -------------

COMMERCIAL SERVICES -- 3.0%
Block (H&R), Inc.                                        3,100         143,065
Celera Genomics Group -
  Applera Corp.*                                         2,300          27,600
Cendant Corp.*                                          26,200         416,056
Donnelley (R.R.) &
  Sons Co.                                              26,000         716,300
Dun & Bradstreet Corp.*                                  1,600          52,880
Fluor Corp.                                              4,200   $     163,590
Jacobs Engineering
  Group, Inc.*                                           1,000          34,780
Moody's Corp.                                              400          19,900
Quanta Services, Inc.*                                     500           4,935
Republic Services, Inc.*                                20,700         394,749
Servicemaster Co.                                        8,900         122,108
United Rentals, Inc.*                                    8,300         180,940
Valassis
  Communications, Inc.*                                  1,100          40,150
Viad Corp.                                               9,900         257,400
Waste Management, Inc.                               1,217,300      31,710,665
                                                                 -------------
                                                                    34,285,118
                                                                 -------------

COMMUNICATIONS -- 0.6%
ADC
  Telecommunications, Inc.*                             14,800          33,892
Advanced Fibre
  Communications, Inc.*                                  1,300          21,502
Lucent Technologies, Inc.*                             101,000         167,660
Nortel Networks Corp.*                                 466,300         676,135
PanAmSat Corp.*                                            600          13,560
Polycom, Inc.*                                             200           2,398
SBC Communications, Inc.                               200,500       6,115,250
Sycamore Networks, Inc.*                                 2,100           8,106
                                                                 -------------
                                                                     7,038,503
                                                                 -------------

COMMUNICATIONS EQUIPMENT -- 0.8%
Motorola, Inc.                                         669,900       9,659,958
                                                                 -------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.4%
3Com Corp.*                                             66,200         291,280
Autodesk, Inc.                                           3,200          42,400
Computer Sciences Corp.*                                 6,300         301,140
Reynolds & Reynolds,
  Inc. Cl. A                                             1,200          33,540
Sun Microsystems, Inc.*                                792,400       3,969,924
Unisys Corp.*                                           20,300         182,700
                                                                 -------------
                                                                     4,820,984
                                                                 -------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Ceridian Corp.*                                          2,800          53,144
                                                                 -------------

COMPUTER RELATED SERVICES -- 0.0%
EarthLink, Inc.*                                         1,000           6,720
Ingram Micro, Inc. Cl. A*                                2,000          27,500
                                                                 -------------
                                                                        34,220
                                                                 -------------

COMPUTERS & INFORMATION -- 0.6%
Apple Computer, Inc.*                                   10,600         187,832
Cirrus Logic, Inc.*                                        300           2,247
EMC Corp.*                                             636,900       4,808,595
Maxtor Corp.*                                            4,200          18,984
Quantum Corp.*                                          56,100         235,620
Sandisk Corp.*                                             900          11,160
Solectron Corp.*                                        59,075         363,311
Storage
  Technology Corp.*                                     22,400   $     357,728
Tech Data Corp.*                                        18,500         700,225
                                                                 -------------
                                                                     6,685,702
                                                                 -------------

COMPUTERS & OFFICE EQUIPMENT -- 0.5%
Hewlett-Packard Co.                                    197,403       3,016,318
Imagistics International, Inc.*                            300           6,441
International Business
  Machines Corp.                                        24,000       1,728,000
Pitney Bowes, Inc.                                      25,400       1,008,888
Xerox Corp.*                                            34,200         238,374
                                                                 -------------
                                                                     5,998,021
                                                                 -------------

CONTAINERS -- 0.2%
Bemis Co., Inc.                                          1,800          85,500
Owens-Illinois, Inc.*                                   26,300         361,362
Pactiv Corp.*                                           19,500         464,100
Sealed Air Corp.*                                          100           4,027
Smurfit-Stone
  Container Corp.*                                      58,000         894,360
Temple-Inland, Inc.                                      1,300          75,218
                                                                 -------------
                                                                     1,884,567
                                                                 -------------

COSMETICS & PERSONAL CARE -- 3.0%
Alberto-Culver Co. Cl. B                                 1,200          57,360
Avon Products, Inc.                                      6,500         339,560
The Gillette Co.                                       839,300      28,427,091
Kimberly-Clark Corp.                                    12,600         781,200
The Procter & Gamble Co.                                54,100       4,831,130
                                                                 -------------
                                                                    34,436,341
                                                                 -------------

DATA PROCESSING & PREPARATION -- 1.8%
Deluxe Corp.                                             3,600         140,004
First Data Corp.                                       542,900      20,195,880
                                                                 -------------
                                                                    20,335,884
                                                                 -------------

ELECTRIC UTILITIES -- 3.3%
AES Corp.*                                              40,300         218,426
Allegheny Energy, Inc.                                   3,600          92,700
Allete, Inc.                                             2,500          67,750
Ameren Corp.                                            18,400         791,384
American Electric
  Power Co.                                             35,800       1,432,716
Aquila, Inc.                                             4,600          36,800
Cinergy Corp.                                           33,475       1,204,765
Conectiv, Inc.                                           2,500          64,525
Consolidated Edison, Inc.                               28,500       1,189,875
Constellation Energy
  Group, Inc.                                           38,500       1,129,590
Dominion Resources, Inc.                                 7,800         516,360
DTE Energy Co.                                           5,300         236,592
Duke Energy Corp.                                       24,400         758,840
Edison International*                                   18,800         319,600
Energy East Corp.                                        3,600          81,360

    The accompanying notes are an integral part of the financial statements.

                                       69

                                                   NUMBER OF         MARKET
                                                    SHARES           VALUE
                                                 -------------   -------------
Entergy Corp                                           244,400   $  10,372,336
Exelon Corp.                                             9,400         491,620
FirstEnergy Corp.                                        8,600         287,068
FPL Group, Inc.                                          5,800         347,942
Great Plains Energy, Inc.                                1,800          36,630
Mirant Corp.*                                           22,300         162,790
NiSource, Inc.                                           6,000         130,980
Northeast Utilities                                     44,600         838,926
NSTAR                                                    1,500          67,170
PG&E Corp.*                                             18,500         330,965
Pinnacle West Capital Corp.                              2,400          94,800
Potomac Electric Power Co.                              20,800         446,784
PPL Corp.                                              372,900      12,335,532
Progress Energy, Inc.                                    6,300         327,663
Public Service Enterprise
  Group, Inc.                                            6,800         294,440
Puget Energy, Inc.                                      29,000         598,850
Reliant Energy, Inc.                                    10,800         182,520
Reliant Resources, Inc.*                                47,200         413,000
SCANA Corp.                                              5,400         166,698
Southern Co.                                            20,400         558,960
Teco Energy, Inc.                                        4,000          99,000
TXU Corp.                                                7,800         402,090
Westar Energy, Inc.                                     10,100         155,035
Wisconsin Energy Corp.                                   3,600          90,972
                                                                 -------------
                                                                    37,374,054
                                                                 -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 1.1%
Agere Systems, Inc. Cl. A*                               3,500           4,900
Arrow Electronics, Inc.*                                 2,300          47,725
AVX Corp.                                                1,500          24,495
Conexant Systems, Inc.*                                  3,900           6,318
Energizer Holdings, Inc.*                               13,800         378,396
Flextronics
  International Limited*                               196,300       1,399,619
Hubbell, Inc. Cl. B                                     17,800         607,870
Integrated Device
  Technology, Inc.*                                        100           1,814
Johnson Controls, Inc.                                   3,400         277,474
Kemet Corp.*                                             1,400          25,004
LSI Logic Corp.*                                         5,600          49,000
Micron Technology, Inc.*                               482,400       9,754,128
National
  Semiconductor Corp.*                                   3,000          87,510
Rockwell International Corp.                             4,300          85,914
Skyworks Solutions, Inc.*                                1,369           7,597
Vishay Intertechnology, Inc.*                            3,500          77,000
                                                                 -------------
                                                                    12,834,764
                                                                 -------------

ENERGY -- 12.1%
Amerada Hess Corp.                                       1,900         156,750
Apache Corp.                                           304,490      17,502,085
ChevronTexaco Corp.                                    197,800      17,505,300
Conoco, Inc.                                            51,000       1,417,800
Devon Energy Corp.                                       6,800   $     335,104
Dynegy, Inc.                                               500           3,600
El Paso Corp.                                           12,600         259,686
Equitable Resources, Inc.                                2,200          75,460
Exxon Mobil Corp.                                    1,463,600      59,890,512
GlobalSantaFe Corp.                                    266,200       7,280,570
Helmerich & Payne, Inc.                                  1,400          50,008
Kerr-McGee Corp.                                         1,700          91,035
KeySpan Corp.                                            4,000         150,600
Kinder Morgan, Inc.                                      1,900          72,238
Marathon Oil Corp.                                     826,700      22,420,104
Nabors Industries
  Limited*                                             183,700       6,484,610
Nicor, Inc.                                              1,400          64,050
Occidental
  Petroleum Corp.                                       49,700       1,490,503
Ocean Energy, Inc.                                       2,000          43,340
Peabody Energy Corp.                                       200           5,660
Phillips Petroleum Co.                                  29,200       1,719,296
Pogo Producing Co.                                       6,000         195,720
Pride International, Inc.*                               2,400          37,584
Questar Corp.                                            2,500          61,750
Sempra Energy                                            6,500         143,845
Tidewater, Inc.                                          1,200          39,504
Unocal Corp.                                             7,200         265,968
Valero Energy Corp.                                     24,500         916,790
The Williams
  Companies, Inc.                                       12,400          74,276
Xcel Energy, Inc.                                        6,600         110,682
                                                                 -------------
                                                                   138,864,430
                                                                 -------------

ENTERTAINMENT & LEISURE -- 0.3%
Blockbuster, Inc. Cl. A                                    700          18,830
Brunswick Corp.                                         22,300         624,400
The Disney (Walt) Co.                                   81,200       1,534,680
Harrah's
  Entertainment, Inc.*                                   8,100         359,235
International Speedway
  Corp. Cl. A                                              800          32,080
Park Place
  Entertainment Corp.*                                  33,600         344,400
Six Flags, Inc.*                                         3,200          46,240
                                                                 -------------
                                                                     2,959,865
                                                                 -------------

FINANCIAL SERVICES -- 4.0%
AG Edwards, Inc.                                         1,300          50,531
Allied Capital Corp.                                     1,500          33,975
AMB Property Corp.                                       1,300          40,300
American Express Co.                                    51,300       1,863,216
Annaly Mortgage
  Management, Inc.                                      13,000         252,200
Archstone-Smith Trust                                    1,600          42,720
Arden Realty, Inc.                                       1,100          31,295
AvalonBay
  Communities, Inc.                                      1,100          51,370
Bear Stearns
  Companies, Inc.                                       20,900   $   1,279,080
Boston Properties, Inc.                                  2,800         111,860
Carramercia Realty Corp.                                 1,100          33,935
Countrywide Credit
  Industries, Inc.                                      19,900         960,175
Crescent Real Estate
  Equities Co.                                          13,500         252,450
Duke Realty Corp.                                        2,300          66,585
E*TRADE Group, Inc.*                                     4,800          26,208
Franklin Resources, Inc.                               527,700      22,501,128
General Growth
  Properties, Inc.                                       2,600         132,600
The Goldman Sachs
  Group, L.P.                                           13,200         968,220
Health Care Property
  Investors, Inc.                                          900          38,610
Hospitalities
  Properties Trust                                       7,000         255,500
Household
  International, Inc.                                   12,100         601,370
Huntington
  Bancshares, Inc.                                      57,900       1,124,418
iStar Financial, Inc.                                    7,800         222,300
John Nuveen Co. Cl. A                                      200           5,140
Kimco Realty Corp.                                       1,500          50,235
Legg Mason, Inc.                                         1,800          88,812
Lehman Brothers
  Holdings, Inc.                                        25,100       1,569,252
Liberty Property Trust                                   1,300          45,500
Mack-Cali Realty Corp.                                   1,000          35,150
Mercantile Bankshares Corp.                              1,200          49,236
Merrill Lynch & Co., Inc.                               33,200       1,344,600
Morgan Stanley Dean
  Witter & Co.                                         241,000      10,382,280
New Plan Excel
  Realty Trust                                           2,200          45,826
Plum Creek Timber
  Co., Inc.                                              3,300         101,310
PNC Financial Services
  Group, Inc.                                            8,000         418,240
ProLogis Trust                                           2,499          64,974
Public Storage, Inc.                                     2,800         103,880
The Rouse Co.                                            1,100          36,300
Simon Property Group, Inc.                               4,100         151,044
Stillwell Financial, Inc.                                5,900         107,380
Vornado Realty Trust                                     1,300          60,060
                                                                 -------------
                                                                    45,599,265
                                                                 -------------

FOODS -- 5.6%
Archer-Daniels-Midland Co.                              91,600       1,171,564
ConAgra Foods, Inc.                                     62,100       1,717,065
Dole Food Co.                                           11,800         340,430
Heinz (H. J.) Co.                                      590,600      24,273,660

    The accompanying notes are an integral part of the financial statements.

                                       70

                                                   NUMBER OF         MARKET
                                                    SHARES           VALUE
                                                 -------------   -------------
Hershey Foods Corp.                                      2,200   $     137,500
Hormel Foods Corp.                                       1,400          33,516
Kellogg Co.                                            947,800      33,988,108
The Kroger Co.*                                         16,100         320,390
McCormick & Co., Inc.                                    1,800          46,350
Sara Lee Corp.                                          63,100       1,302,384
Smithfield Foods, Inc.*                                  3,300          61,215
SuperValu, Inc.                                         12,000         294,360
Tyson Foods, Inc. Cl. A                                 70,700       1,096,557
                                                                 -------------
                                                                    64,783,099
                                                                 -------------

FOREST PRODUCTS & PAPER -- 3.7%
Boise Cascade Corp.                                     21,000         725,130
Georgia-Pacific Corp.                                   51,100       1,256,038
International Paper Co.                                 47,400       2,065,692
MeadWestvaco Corp.                                      29,900       1,003,444
Packaging Corp. of
  America*                                               1,300          25,857
Sonoco Products Co.                                      3,200          90,624
Weyerhaeuser Co.                                       589,900      37,665,115
                                                                 -------------
                                                                    42,831,900
                                                                 -------------

HEALTHCARE -- 3.5%
Coventry Health Care, Inc.*                              4,600         130,732
DaVita, Inc.*                                           12,200         290,360
HCA, Inc.                                                7,000         332,500
Health Management
  Associates, Inc. Cl. A*                                3,800          76,570
Health Net, Inc.*                                       41,500       1,110,955
Healthsouth Corp.*                                      11,200         143,248
Humana, Inc.*                                           57,600         900,288
Manor Care, Inc.*                                        2,100          48,300
Oxford Health Plans, Inc.*                             251,500      11,684,690
Tenet Healthcare Corp.*                                341,700      24,448,635
Triad Hospitals, Inc.*                                   1,200          50,856
UnitedHealth Group, Inc.                                 1,900         173,945
Universal Health
  Services Cl. B*                                          500          24,500
Wellpoint Health
  Networks, Inc.*                                        4,100         319,021
                                                                 -------------
                                                                    39,734,600
                                                                 -------------

HOME CONSTRUCTION, FURNISHINGS
  & APPLIANCES -- 0.5%
Centex Corp.                                             1,500          86,685
D.R. Horton, Inc.                                        5,500         143,165
Hillenbrand Industries, Inc.                             1,500          84,225
HON Industries, Inc.                                     6,000         163,320
KB Home                                                 11,400         587,214
Leggett & Platt, Inc.                                   43,700       1,022,580
Lennar Corp.                                             5,200         318,240
Maytag Corp.                                             8,300         353,995
Mohawk Industries, Inc.*                                   900          55,377
Pulte Homes, Inc.                                       24,500       1,408,260
Toll Brothers, Inc.*                                     4,200   $     123,060
Whirlpool Corp.                                         14,200         928,112
                                                                 -------------
                                                                     5,274,233
                                                                 -------------

HOUSEHOLD PRODUCTS -- 0.5%
Black & Decker Corp.                                    20,800       1,002,560
The Clorox Co.                                           8,000         330,800
Corning, Inc.*                                         157,000         557,350
Fortune Brands, Inc.                                    28,800       1,612,800
Newell Rubbermaid, Inc.                                  6,100         213,866
RPM, Inc.                                                4,200          64,050
Sherwin-Williams Co.                                    36,100       1,080,473
Snap-On, Inc.                                            4,600         136,574
The Stanley Works                                       22,700         930,927
                                                                 -------------
                                                                     5,929,400
                                                                 -------------

INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                                    3,200         160,320
                                                                 -------------

INDUSTRIAL - DIVERSIFIED -- 0.3%
3M Co.                                                   7,600         934,800
Cooper Industries
  Limited Cl. A                                         28,200       1,108,260
Eaton Corp.                                             13,800       1,003,950
Illinois Tool Works, Inc.                                6,500         443,950
ITT Industries, Inc.                                     2,200         155,320
Textron, Inc.                                            3,100         145,390
                                                                 -------------
                                                                     3,791,670
                                                                 -------------

INSURANCE -- 5.8%
Aetna, Inc.                                             28,600       1,371,942
AFLAC, Inc.                                              4,600         147,200
Alleghany Corp.*                                           102          19,482
Allmerica Financial Corp.                                3,600         166,320
Allstate Corp.                                          50,100       1,852,698
Ambac Financial
  Group, Inc.                                            2,500         168,000
American Financial
  Group, Inc.                                            6,500         155,350
American International
  Group, Inc.                                          145,000       9,893,350
American National
  Insurance Co.                                            300          28,890
Aon Corp.                                               35,000       1,031,800
Chubb Corp.                                             21,200       1,500,960
Cigna Corp.                                              5,600         545,552
Cincinnati Financial Corp.                               3,900         181,467
Erie Indemnity Co. Cl. A                                   500          20,255
Fidelity National
  Financial, Inc.                                       13,530         427,548
The Hartford Financial
  Services Group, Inc.                                   6,800         404,396
John Hancock Financial
  Services, Inc.                                         8,900         313,280
Leucadia National Corp.                                  1,000          31,660
Loews Corp.                                              3,800   $     201,362
Marsh & McLennan
  Companies, Inc.                                        2,300         222,180
MBIA, Inc.                                               4,300         243,079
Metlife, Inc.                                           41,700       1,200,960
MGIC Investment Corp.                                   17,800       1,206,840
Mony Group, Inc.                                         1,400          47,614
Nationwide Financial
  Services, Inc.                                           700          27,650
Old Republic
  International Corp.                                   11,600         365,400
The PMI Group, Inc.                                    553,700      21,151,340
Progressive Corp.                                        7,200         416,520
Protective Life Corp.                                    1,900          62,890
Radian Group, Inc.                                     461,800      22,558,930
Reinsurance Group of
  America, Inc.                                            500          15,410
Safeco Corp.                                             3,600         111,204
The St. Paul
  Companies, Inc.                                       13,400         521,528
Torchmark Corp.                                          3,600         137,520
Transatlantic Holdings, Inc.                               600          48,000
Trigon Healthcare, Inc.*                                   900          90,522
UnumProvident Corp.                                      6,100         155,245
Wesco Financial Corp.                                      100          30,160
                                                                 -------------
                                                                    67,074,504
                                                                 -------------

INTERNET SOFTWARE -- 0.0%
Vignette Corp.*                                          2,900           5,713
                                                                 -------------

LODGING -- 0.1%
Hilton Hotels Corp.                                     11,100         154,290
Mandalay Resort Group*                                  11,900         328,083
Marriott International,
  Inc. Cl. A                                             5,300         201,665
MGM Mirage, Inc.*                                       10,500         354,375
Starwood Hotels & Resorts
  Worldwide, Inc.                                        6,900         226,941
                                                                 -------------
                                                                     1,265,354
                                                                 -------------

MACHINERY & COMPONENTS -- 0.1%
Deere & Co.                                             11,400         546,060
Pall Corp.                                               4,000          83,000
Parker-Hannifin Corp.                                    4,600         219,834
                                                                 -------------
                                                                       848,894
                                                                 -------------

MANUFACTURING -- 0.0%
American Standard Companies*                               100           7,510
Avery-Dennison Corp.                                     1,400          87,850
Pentair, Inc.                                            7,800         375,024
                                                                 -------------
                                                                       470,384
                                                                 -------------

MEDICAL SUPPLIES -- 2.8%
Agilent Technologies, Inc.*                             11,900         281,435
Bard (C.R.), Inc.                                        1,700          96,186

    The accompanying notes are an integral part of the financial statements.

                                       71

                                                   NUMBER OF          MARKET
                                                    SHARES            VALUE
                                                 -------------   --------------
Bausch & Lomb, Inc.                                      2,200   $       74,470
Baxter International, Inc.                               1,100           48,895
Becton, Dickinson & Co.                                  9,700          334,165
Boston Scientific Corp.*                               328,400        9,628,688
Dentsply International, Inc.                               750           27,683
Guidant Corp.*                                         696,300       21,049,149
St. Jude Medical, Inc.*                                    300           22,155
Tektronix, Inc.*                                         2,400           44,904
Thermo Electron Corp.*                                   5,100           84,150
Viasys Healthcare, Inc.*                                   400            6,980
                                                                 --------------
                                                                     31,698,860
                                                                 --------------

METALS & MINING -- 0.2%
Crane Co.                                                1,600           40,608
Newmont Mining Corp.                                     6,400          168,512
Nucor Corp.                                             19,700        1,281,288
Phelps Dodge Corp.                                       6,100          251,320
Precision Castparts Corp.                                5,100          168,300
The Shaw Group, Inc.*                                   12,200          374,540
United States Steel Corp.                                2,600           51,714
                                                                 --------------
                                                                      2,336,282
                                                                 --------------

PHARMACEUTICALS -- 3.2%
Abbott Laboratories                                     25,700          967,605
AmerisourceBergen Corp.                                  1,000           76,000
Bristol-Myers Squibb Co.                               413,600       10,629,520
Henry Schein, Inc.*                                        900           40,050
ICN Pharmaceuticals, Inc.                                1,400           33,894
Johnson & Johnson                                       23,300        1,217,658
McKesson, Inc.                                           7,100          232,170
Medicis Pharmaceutical
  Corp. Cl. A*                                           4,800          205,248
Merck & Co., Inc.                                      459,400       23,264,016
Mylan Laboratories, Inc.                                14,200          445,170
Sigma-Aldrich Corp.                                      1,300           65,195
                                                                 --------------
                                                                     37,176,526
                                                                 --------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                       36,400        1,061,788
                                                                 --------------

PREPACKAGED SOFTWARE -- 2.2%
Ascential Software Corp.*                            3,341,000        9,321,390
BMC Software, Inc.*                                      3,200           53,120
Compuware Corp.*                                       722,000        4,382,540
Intuit, Inc.*                                              700           34,804
Network Associates, Inc.*                                2,300           44,321
Oracle Corp.*                                          751,100        7,112,917
Sybase, Inc.*                                              300            3,165
Symantec Corp.*                                        130,400        4,283,640
Tibco Software, Inc.*                                      200            1,112
                                                                 --------------
                                                                     25,237,009
                                                                 --------------

REAL ESTATE -- 1.9%
Apartment Investment &
  Management Co. Cl. A                                   1,200           59,040
Catellus
  Development Corp.*                                     2,100   $       42,882
Equity Office Properties
  Trust                                                717,400       21,593,740
Equity Residential
  Properties Trust                                       5,000          143,750
Host Marriott Corp.                                     10,800          122,040
                                                                 --------------
                                                                     21,961,452
                                                                 --------------

RESTAURANTS -- 3.6%
Brinker International, Inc.*                             2,900           92,075
CBRL Group, Inc.                                        12,700          387,604
Darden Restaurants, Inc.                                 5,850          144,495
McDonald's Corp.                                     1,391,600       39,591,020
Outback Steakhouse, Inc.*                                2,100           73,710
Wendy's International, Inc.                             26,200        1,043,546
Yum! Brands, Inc.*                                       8,800          257,400
                                                                 --------------
                                                                     41,589,850
                                                                 --------------

RETAIL -- 0.5%
AutoZone, Inc.*                                          3,900          301,470
Barnes & Noble, Inc.*                                    5,300          140,079
Big Lots, Inc.                                           8,900          175,152
Borders Group, Inc.*                                     2,200           40,480
Circuit City Stores-Circuit
  City Group                                            14,400          270,000
Federated Department
  Stores, Inc.*                                         30,900        1,226,730
Foot Locker, Inc.*                                       3,500           50,575
The May Department
  Stores Co.                                             7,000          230,510
Neiman Marcus Group,
  Inc. Cl. A*                                              600           20,820
Office Depot, Inc.*                                     10,500          176,400
Penney (J.C.) Co., Inc.                                  8,200          180,564
Saks, Inc.*                                              3,500           44,940
Sears, Roebuck and Co.                                  33,300        1,808,190
Staples, Inc.*                                           3,100           61,070
TJX Companies, Inc.                                     38,600          756,946
Toys R Us, Inc.*                                         5,100           89,097
                                                                 --------------
                                                                      5,573,023
                                                                 --------------

RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                                       47,100        1,434,666
Weis Markets, Inc.                                         300           11,025
                                                                 --------------
                                                                      1,445,691
                                                                 --------------

RETAIL - INTERNET -- 0.0%
Ticketmaster Cl. B*                                        500            9,355
                                                                 --------------

TELEPHONE UTILITIES -- 1.1%
AT&T Corp.                                             229,100        2,451,370
BellSouth Corp.                                        100,500        3,165,750
Broadwing, Inc.*                                         7,400           19,240
CenturyTel, Inc.                                         4,100          120,950
Qwest Communications
  International, Inc.*                                 141,700   $      396,760
Sprint Corp.
  (FON Group)                                           82,600          876,386
Verizon
  Communications, Inc.                                 135,800        5,452,370
WorldCom, Inc.*+                                       746,600           74,660
                                                                 --------------
                                                                     12,557,486
                                                                 --------------

TOBACCO -- 0.3%
Philip Morris
  Companies, Inc.                                       68,500        2,992,080
Reynolds (R.J.)
  Tobacco Holdings, Inc.                                 3,600          193,500
UST, Inc.                                                2,700           91,800
                                                                 --------------
                                                                      3,277,380
                                                                 --------------

TOYS, GAMES -- 0.0%
Hasbro, Inc.                                             3,400           46,104
Mattel, Inc.                                             9,900          208,692
                                                                 --------------
                                                                        254,796
                                                                 --------------

TRANSPORTATION -- 0.4%
Burlington Northern
  Santa Fe Corp.                                        49,800        1,494,000
CNF, Inc.                                                1,400           53,172
CSX Corp.                                                6,200          217,310
FedEx Corp.                                             11,600          619,440
Norfolk Southern Corp.                                   6,900          161,322
Union Pacific Corp.                                     26,300        1,664,264
United Parcel Service,
  Inc. Cl. B                                             1,400           86,450
                                                                 --------------
                                                                      4,295,958
                                                                 --------------

TRAVEL -- 0.9%
Sabre Holdings Corp.*                                  284,200       10,174,360
                                                                 --------------

WATER COMPANIES -- 0.0%
American Water Works
  Co., Inc.                                              2,400          103,704
                                                                 --------------

TOTAL EQUITIES (COST $1,204,289,637)                              1,152,612,852
                                                                 --------------
                                                   PRINCIPAL
                                                    AMOUNT
                                                 -------------
SHORT-TERM INVESTMENTS -- 2.8%
CASH EQUIVALENTS -- 2.5%**
American Honda Motor
  Co., Inc. Bank Note
  1.820% 04/08/2003                              $     657,735          657,735
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                                    610,377          610,377

    The accompanying notes are an integral part of the financial statements.

                                       72

                                                   PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
                                                 -------------   --------------
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                              $   3,051,884   $    3,051,884
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                    737,813          737,813
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                                  1,288,336        1,288,336
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                  4,120,044        4,120,044
Fleet National Bank Note
  2.000% 07/03/2002                                  1,467,993        1,467,993
Goldman Sachs Bank Note
  2.120% 08/05/2002                                    903,581          903,581
Merrill Lynch Bank Note
  1.910% 11/26/2002                                    610,377          610,377
Merrill Lynch Bank Note
  1.920% 04/16/2003                                    305,188          305,188
Merrimac Money
  Market Fund                                       10,961,150       10,961,150
Morgan Stanley
  Dean Witter & Co.
  2.080% 11/08/2002                                    571,251          571,251
National City Bank Note
  1.820% 01/23/2003                                    652,068          652,068
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                  1,275,943        1,275,943
US Bank Note
  1.800% 11/06/2002                                    762,971          762,971
                                                                 --------------
                                                                     27,976,711
                                                                 --------------

REPURCHASE AGREEMENT -- 0.3%
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002(a)                                  3,586,142        3,586,142
                                                                 --------------

                                                                     MARKET
                                                                     VALUE
                                                                 --------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                              $   31,562,853
                                                                 --------------

TOTAL INVESTMENTS -- 103.0%
(COST $1,235,852,490)***                                          1,184,175,705
                                                                 --------------

OTHER ASSETS/(LIABILITIES) -- (3.0%)                                (34,378,109)
                                                                 --------------

NET ASSETS -- 100.0%                                             $1,149,797,596
                                                                 ==============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
+ This security is valued in good faith under procedures established by the board of directors.
(a) Maturity Value of $3,586,450. Collateralized by U.S. Government Agency obligation with a rate of 6.75%, maturity date of 08/20/2023, and aggregate market value, including accrued interest, of $3,765,449.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL CORE VALUE EQUITY FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                               JUNE 30, 2002
                                                                                                (UNAUDITED)
                                                                                               --------------
ASSETS:
        Investments, at value (cost $1,204,289,637) (NOTE 2)                                   $1,152,612,852
        Short-term investments, at amortized cost (NOTE 2)                                         31,562,853
                                                                                               --------------
            Total Investments (including securities on loan with market values
             of $27,076,862)                                                                    1,184,175,705
        Receivables from:
            Investments sold                                                                        1,946,885
            Interest and dividends                                                                  2,227,777
                                                                                               --------------
                 Total assets                                                                   1,188,350,367
                                                                                               --------------

LIABILITIES:
        Payables for:
            Investments purchased                                                                   2,868,200
            Securities on loan (NOTE 2)                                                            27,976,711
            Directors' fees and expenses (NOTE 3)                                                      20,038
            Affiliates (NOTE 3):
                 Investment management fees                                                           463,799
                 Administration fees                                                                   78,599
                 Service fees                                                                          12,538
        Due to custodian                                                                            7,057,616
        Accrued expense and other liabilities                                                          75,270
                                                                                               --------------
                 Total liabilities                                                                 38,552,771
                                                                                               --------------
        NET ASSETS                                                                             $1,149,797,596
                                                                                               ==============

NET ASSETS CONSIST OF:
        Paid-in capital                                                                        $1,259,354,754
        Undistributed net investment income                                                         6,753,730
        Accumulated net realized loss on investments                                              (64,634,103)
        Net unrealized depreciation on investments                                                (51,676,785)
                                                                                               --------------
                                                                                               $1,149,797,596
                                                                                               ==============

NET ASSETS:
        Class A                                                                                $   19,110,361
                                                                                               ==============
        Class L                                                                                $   58,978,467
                                                                                               ==============
        Class Y                                                                                $   10,440,152
                                                                                               ==============
        Class S                                                                                $1,061,268,616
                                                                                               ==============
SHARES OUTSTANDING:
        Class A                                                                                     2,355,721
                                                                                               ==============
        Class L                                                                                     7,201,704
                                                                                               ==============
        Class Y                                                                                     1,270,841
                                                                                               ==============
        Class S                                                                                   128,751,752
                                                                                               ==============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                $         8.11
                                                                                               ==============
        Class L                                                                                $         8.19
                                                                                               ==============
        Class Y                                                                                $         8.22
                                                                                               ==============
        Class S                                                                                $         8.24
                                                                                               ==============

    The accompanying notes are an integral part of the financial statements.

                                       74

STATEMENT OF OPERATIONS

                                                                                              SIX MONTHS ENDED
                                                                                                JUNE 30, 2002
                                                                                                 (UNAUDITED)
                                                                                              ----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $1,478)                                           $   10,724,159
        Interest (including securities lending income of $35,900)                                     130,016
                                                                                               --------------
                 Total investment income                                                           10,854,175
                                                                                               --------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                         3,313,305
        Custody fees                                                                                  115,492
        Audit and legal fees                                                                           35,575
        Shareholder reporting fees                                                                     33,077
        Directors' fees (NOTE 3)                                                                       15,264
                                                                                               --------------
                                                                                                    3,512,713
        Administration fees (NOTE 3):
            Class A                                                                                    31,940
            Class L                                                                                    92,901
            Class Y                                                                                    10,353
            Class S                                                                                   416,583
        Service fees (NOTE 3):
            Class A                                                                                    25,150
                                                                                               --------------
                 Total expenses                                                                     4,089,640
                                                                                               --------------
                 NET INVESTMENT INCOME                                                              6,764,535
                                                                                               --------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                              (76,195,949)
        Net change in unrealized appreciation (depreciation) on investments                       (24,000,379)
                                                                                               --------------
                 NET REALIZED AND UNREALIZED LOSS                                                (100,196,328)
                                                                                               --------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $  (93,431,793)
                                                                                               ==============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2002           YEAR ENDED
                                                                                   (UNAUDITED)         DECEMBER 31, 2001
                                                                                -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                   $       6,764,535      $     17,876,749
        Net realized gain (loss) on investment transactions                           (76,195,949)          196,262,097
        Net change in unrealized appreciation (depreciation) on investments           (24,000,379)         (519,227,294)
                                                                                -----------------      ----------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      (93,431,793)         (305,088,448)
                                                                                -----------------      ----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                                 -              (186,283)
        Class L                                                                                 -              (504,327)
        Class Y                                                                                 -              (159,326)
        Class S                                                                                 -           (17,076,376)
                                                                                -----------------      ----------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                      -           (17,926,312)
                                                                                -----------------      ----------------
        From net realized gains:
        Class A                                                                                 -            (4,213,375)
        Class L                                                                                 -            (9,804,567)
        Class Y                                                                                 -            (2,912,087)
        Class S                                                                                 -          (283,389,666)
                                                                                -----------------      ----------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                         -          (300,319,695)
                                                                                -----------------      ----------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                        (1,049,410)           16,747,966
        Class L                                                                        12,066,908            27,944,182
        Class Y                                                                        (2,852,207)              588,961
        Class S                                                                      (273,598,020)          (54,559,153)
                                                                                -----------------      ----------------
            DECREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                  (265,432,729)           (9,278,044)
                                                                                -----------------      ----------------
        TOTAL DECREASE IN NET ASSETS                                                 (358,864,522)         (632,612,499)

NET ASSETS:
        Beginning of period                                                         1,508,662,118         2,141,274,617
                                                                                -----------------      ----------------
        End of period (including undistributed net investment income of
           $6,753,730 and distributions in excess of net investment
            income of $10,805, respectively)                                    $   1,149,797,596      $  1,508,662,118
                                                                                =================      ================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                           CLASS A
                                                                                           -------
                                                          SIX MONTHS ENDED
                                                               6/30/02       YEAR ENDED     YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                             (UNAUDITED)       12/31/01      12/31/00     12/31/99     12/31/98++
                                                          ----------------   -----------    ----------   ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                         $     8.75      $     12.73     $  16.31    $    18.40     $   18.02
                                                             ----------      -----------    ---------    ----------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                            0.02***          0.06***      0.09***       0.17***       0.19***
  Net realized and unrealized gain (loss) on investments          (0.66)           (1.94)        0.28         (0.75)         2.60
                                                             ----------      -----------     --------    ----------     ---------
       Total income (loss) from investment operations             (0.64)           (1.88)        0.37         (0.58)         2.79
                                                             ----------      -----------     --------    ----------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                          -            (0.09)       (0.19)        (0.28)        (0.43)
  From net realized gains                                             -            (2.01)       (3.76)        (1.23)        (1.98)
                                                             ----------      -----------     --------    ----------     ---------
       Total distributions                                            -            (2.10)       (3.95)        (1.51)        (2.41)
                                                             ----------      -----------     --------    ----------     ---------
NET ASSET VALUE, END OF PERIOD                               $     8.11      $      8.75     $  12.73    $    16.31     $   18.40
                                                             ==========      ===========     ========    ==========     =========
TOTAL RETURN@                                                    (7.31)%**        (14.88)%       2.42%        (3.13)%       15.96%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                          $   19,110      $    21,649     $ 12,084    $    1,841     $     227
  Net expenses to average daily net assets                         1.10%*           1.10%        1.09%         1.10%         1.20%
  Net investment income to average daily net assets                0.56%*           0.54%        0.56%         0.92%         1.01%
  Portfolio turnover rate                                            38%**            99%          69%           10%           12%

                                                                                     CLASS L
                                                                                     -------
                                                         SIX MONTHS ENDED
                                                              6/30/02        YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                            (UNAUDITED)       12/31/01        12/31/00        12/31/99+
                                                         ----------------    -----------     ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $     8.82      $     12.80     $    16.35       $   19.36
                                                             ----------      -----------     ----------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                            0.03***          0.09***        0.13***         0.20***
  Net realized and unrealized gain (loss) on investments          (0.66)           (1.96)          0.29           (1.68)
                                                             ----------      -----------     ----------       ---------
       Total income (loss) from investment operations             (0.63)           (1.87)          0.42           (1.48)
                                                             ----------      -----------     ----------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                          -            (0.10)         (0.21)          (0.30)
  From net realized gains                                             -            (2.01)         (3.76)          (1.23)
                                                             ----------      -----------     ----------       ---------
       Total distributions                                            -            (2.11)         (3.97)          (1.53)
                                                             ----------      -----------     ----------       ---------
NET ASSET VALUE, END OF PERIOD                               $     8.19      $      8.82     $    12.80       $   16.35
                                                             ==========      ===========     ==========       =========
TOTAL RETURN@                                                     (7.14)%**       (14.71)%         2.74%          (7.63)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                          $   58,978      $    51,480     $   41,293       $   2,380
  Net expenses to average daily net assets                         0.85%*           0.85%          0.84%           0.84%*
  Net investment income to average daily net assets                0.82%*           0.77%          0.82%           1.68%*
  Portfolio turnover rate                                            38%**            99%            69%             10%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARES AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  ++   AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                         CLASS Y
                                                                                         -------
                                                          SIX MONTHS ENDED
                                                               6/30/02        YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                            (UNAUDITED)        12/31/01      12/31/00     12/31/99      12/31/98+
                                                          ----------------   -----------    ----------   ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                         $     8.84      $     12.82     $  16.35    $    18.39     $   18.03
                                                             ----------      -----------     --------    ----------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                            0.04***          0.10***      0.18***       0.23***       0.27***
  Net realized and unrealized gain (loss)
     on investments                                               (0.66)           (1.96)        0.26         (0.73)         2.63
                                                             ----------      -----------     --------    ----------     ---------
       Total income (loss) from investment operations             (0.62)           (1.86)        0.44         (0.50)         2.90
                                                             ----------      -----------     --------    ----------     ---------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                          -            (0.11)       (0.21)        (0.31)        (0.56)
  From net realized gains                                             -            (2.01)       (3.76)        (1.23)        (1.98)
                                                             ----------      -----------     --------    ----------     ---------
       Total distributions                                            -            (2.12)       (3.97)        (1.54)        (2.54)
                                                             ----------      -----------     --------    ----------     ---------
NET ASSET VALUE, END OF PERIOD                               $     8.22      $      8.84     $  12.82    $    16.35     $   18.39
                                                             ==========      ===========     ========    ==========     =========
TOTAL RETURN@                                                     (7.01)%**       (14.59)%       2.85%        (2.71)%       16.49%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                          $   10,440      $    14,066     $ 19,340    $   20,262     $     754
  Net expenses to average daily net assets                         0.70%*           0.69%        0.69%         0.69%         0.75%
  Net investment income to average daily net assets                0.95%*           0.92%        1.16%         1.26%         1.43%
  Portfolio turnover rate                                            38%**            99%          69%           10%           12%

                                                                                    CLASS S(1)
                                                                                    ----------
                                                          SIX MONTHS ENDED
                                                              6/30/02         YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                            (UNAUDITED)        12/31/01      12/31/00       12/31/99
                                                          ----------------   -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD                        $      8.87      $     12.85    $     16.38    $     18.39
                                                            -----------      -----------    -----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                            0.04***          0.11***        0.20***        0.27***
  Net realized and unrealized gain (loss)
     on investments                                               (0.67)           (1.96)          0.26          (0.75)
                                                            -----------      -----------    -----------    -----------
       Total income (loss) from investment
         operations                                               (0.63)           (1.85)          0.46          (0.48)
                                                            -----------      -----------    -----------    -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                          -            (0.12)         (0.23)         (0.30)
  From net realized gains                                             -            (2.01)         (3.76)         (1.23)
                                                            -----------      -----------    -----------    -----------
       Total distributions                                            -            (2.13)         (3.99)         (1.53)
                                                            -----------      -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                              $      8.24      $      8.87    $     12.85    $     16.38
                                                            ===========      ===========    ===========    ===========
TOTAL RETURN@                                                     (7.10)%**       (14.45)%         2.94%         (2.60)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                         $ 1,061,269      $ 1,421,467    $ 2,068,557    $ 2,854,390
  Ratio of expenses to average daily net assets:
     Before expense waiver                                         0.60%*           0.59%          0.59%          0.57%
     After expense waiver#                                          N/A              N/A            N/A            N/A
  Net investment income to average daily net assets                1.04%*           1.01%          1.28%          1.45%
  Portfolio turnover rate                                            38%**            99%            69%            10%

                                                               CLASS S(1)
                                                          -------------------------
                                                          YEAR ENDED   YEAR ENDED
                                                           12/31/98     12/31/97
                                                          -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     17.00  $     14.46
                                                          -----------  -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.31         0.32
  Net realized and unrealized gain (loss)
     on investments                                              2.49         3.83
                                                          -----------  -----------
       Total income (loss) from investment
         operations                                              2.80         4.15
                                                          -----------  -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.31)       (0.31)
  From net realized gains                                       (1.10)       (1.30)
                                                          -----------  -----------
       Total distributions                                      (1.41)       (1.61)
                                                          -----------  -----------
NET ASSET VALUE, END OF PERIOD                            $     18.39  $     17.00
                                                          ===========  ===========
TOTAL RETURN@                                                   16.75%       29.01%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $ 3,586,177  $ 3,197,848
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       0.54%        0.55%
     After expense waiver#                                        N/A         0.54%
  Net investment income to average daily net assets              1.67%        1.91%
  Portfolio turnover rate                                          12%          20%

  *    ANNUALIZED.
  **   PERCENATAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  +    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  (1)  CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
  # COMPUTED AFTER GIVING EFFECT TO THE VOLUNTARY PARTIAL WAIVER OF MANAGEMENT FEES BY MASS MUTUAL, WHICH TERMINATED ON MAY 1, 1997.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FUNDAMENTAL VALUE FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL FUNDAMENTAL VALUE FUND?

The objectives and policies of the Fund are to:
-  achieve long-term total return
- invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalizations over $3.0 billion)
-  utilize a value-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   -  offer above-average levels of profitability or superior growth potential
   -  are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

From the Fund's inception on December 31, 2001, through June 30, 2002, its Class S shares returned -8.00%, beating the -13.15% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S FIRST-QUARTER PERFORMANCE?

The broader market, as measured by the S&P 500 Index, essentially treaded water in the first quarter, posting a marginal gain of 0.28%. Investors became more cautious following a vigorous rally in share prices during the fourth quarter of 2001. The prospect of an end to the Fed's campaign of reducing short-term interest rates was one factor holding stocks in check, as was uncertainty over when we would see a meaningful recovery in corporate earnings. Against this backdrop, the Fund slightly outperformed the S&P 500 Index while underperforming the Russell 1000 Value Index, a measure of the activity of large-cap value stocks.

Looking at industry weightings, the Fund benefited from underweightings in telecommunications, diversified financials and media, all of which turned in weaker performances than the benchmark. Industry weightings that detracted from performance included underweightings in banks and capital goods, and an overweighting in retail. Stocks that contributed positively included integrated energy company Exxon Mobil, insurer Hartford Financial Services and heavy equipment manufacturer Caterpillar. Detractors included cable company Adelphia Communications, long-distance provider WorldCom and conglomerate Tyco International.

Purchases and sales during the quarter reflected our attempt to lower the Fund's exposure to stable-growth companies and increase its emphasis on stocks with greater sensitivity to economic conditions. Accordingly, we bought forest products stock Weyerhaeuser, as well as chemical stocks Dow Chemical and Dupont, while selling shares of Tenet Healthcare, Southern Company, FPL Group and Pinnacle West. In retrospect, this move was a bit premature. However, it reflected our conviction that the Federal Reserve Board's 11 rate cuts in 2001 would fuel a rebound in the economy and corporate earnings following two years of economic contraction.

WHAT ABOUT THE SECOND QUARTER?

Investor's confidence in the stock market was shaken in the second quarter. A deteriorating earnings outlook for many technology and telecommunications companies was certainly one factor, as was concern that a weakening dollar would cause foreign investors to abandon U.S. stocks. However, corporate governance issues also came to the forefront, with WorldCom's admission of improperly booking $3.8 billion of expenses perhaps the most unsettling development. For the quarter, the Fund again finished well ahead of the S&P 500 Index's -13.4% return while slightly trailing the Russell 1000 Value Index, which posted a -8.5% return.

Underweightings in telecommunications and diversified financials were again beneficial, as was an overweighting in materials. However, underweightings in banks and real estate, along with an overweighting in technology hardware, had a negative effect on our relative performance. Individual holdings that helped performance included bank stocks Washington Mutual and National City, as well as discount retailers Dollar General and Family Dollar. Negative influences came from financial conglomerate Citigroup, Tyco International, insurer Ace Ltd and Adelphia Communications. We removed Tyco and Adelphia from the Fund, as the difficulties at both companies ran deeper than we anticipated, precipitating the resignations of their CEO's due to charges of tax evasion and using the company's cash for personal benefit, respectively.

WHAT IS YOUR OUTLOOK?

Despite the stock market's recent weakness, we believe the economic recovery is still on track. GDP growth should accelerate from the 1.1% rate in the second quarter, but will likely be no more than 3% for the year. Meanwhile, inflation could creep up, prompting a slight increase in short-term interest rates by the Federal Reserve Board. We anticipate that our decision to increase the Fund's sensitivity to the overall economy should have favorable results on our performance in the second half of the year.

                                       MASSMUTUAL FUNDAMENTAL VALUE
                                     LARGEST STOCK HOLDINGS (6/30/02)

                                   Exxon Mobil Corp.
                                   Kimberly-Clark Corp.
                                   Citigroup, Inc.
                                   The Hartford Financial Services Group, Inc.
                                   Alcoa, Inc.
                                   Washington Mutual, Inc.
                                   Wells Fargo & Co.
                                   Nike, Inc. Cl. B
                                   Du Pont (E.l.) de Nemours and Co.
                                   The Stanley Works

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Fundamental Value Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MASSMUTUAL FUNDAMENTAL VALUE FUND
TOTAL RETURN

                                  SINCE INCEPTION
                                  AVERAGE ANNUAL
                                 1/2/02 - 6/30/02
Class S                               -8.00%
Class A                               -8.20%
Class Y                               -8.10%
Class L                               -8.10%
-------------------------------------------------

S&P 500 Index                        -13.15%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              CLASS S        CLASS A        CLASS Y        CLASS L     S&P 500 INDEX
1/2/02        $10,000        $10,000        $10,000        $10,000        $10,000
  6/02        $ 9,200        $ 9,180        $ 9,190        $ 9,190        $ 8,685

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL FUNDAMENTAL VALUE FUND - PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

                                                   NUMBER OF          MARKET
                                                    SHARES            VALUE
                                                  ------------    -------------
EQUITIES -- 99.7%

AIR TRANSPORTATION -- 0.6%
Southwest Airlines Co.                                  47,700    $     770,832
                                                                  -------------

APPAREL, TEXTILES & SHOES -- 2.7%
Nike, Inc. Cl. B                                        62,600        3,358,490
                                                                  -------------

AUTOMOTIVE & PARTS -- 2.5%
Autonation, Inc.*                                       76,700        1,112,150
The Goodyear Tire &
  Rubber Co.                                           106,700        1,996,357
                                                                  -------------
                                                                      3,108,507
                                                                  -------------

BANKING, SAVINGS & LOANS -- 16.0%
Bank of America Corp.                                   42,300        2,976,228
Citigroup, Inc.                                        121,500        4,708,125
Federal National
  Mortgage Association                                  28,700        2,116,625
National City Corp.                                     93,400        3,105,550
Washington Mutual, Inc.                                 93,400        3,466,074
Wells Fargo & Co.                                       67,300        3,369,038
                                                                  -------------
                                                                     19,741,640
                                                                  -------------

BEVERAGES -- 1.2%
PepsiCo, Inc.                                           29,200        1,407,440
                                                                  -------------

BROADCASTING, PUBLISHING & PRINTING -- 3.1%
AOL Time Warner, Inc.*                                  87,000        1,279,770
Comcast Corp. Cl. A*                                    50,100        1,194,384
Gannett Co., Inc.                                       17,400        1,320,660
                                                                  -------------
                                                                      3,794,814
                                                                  -------------

CHEMICALS -- 4.6%
Ashland, Inc.                                           17,600          712,800
Dow Chemical Co.                                        51,400        1,767,132
Du Pont (E.I.) de
  Nemours and Co.                                       72,400        3,214,560
                                                                  -------------
                                                                      5,694,492
                                                                  -------------

COMMERCIAL SERVICES -- 1.0%
KPMG Consulting, Inc.*                                  19,100          283,826
Republic Services, Inc.*                                50,700          966,849
                                                                  -------------
                                                                      1,250,675
                                                                  -------------
COMMUNICATIONS EQUIPMENT -- 1.1%
Motorola, Inc.                                          95,200        1,372,784
                                                                  -------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.5%
Teradyne, Inc.*                                         79,900        1,877,650
                                                                  -------------
COMPUTERS & INFORMATION -- 0.6%
Dell Computer Corp.*                                    27,900          729,306
                                                                  -------------

COMPUTERS & OFFICE EQUIPMENT -- 0.8%
Hewlett-Packard Co.                                     64,400    $     984,032
                                                                  -------------

COSMETICS & PERSONAL CARE -- 3.9%
Kimberly-Clark Corp.                                    77,800        4,823,600
                                                                  -------------
ELECTRIC UTILITIES -- 2.3%
Exelon Corp.                                            23,400        1,223,820
FirstEnergy Corp.                                       12,900          430,602
Progress Energy, Inc.                                    8,900          462,889
SCANA Corp.                                             22,400          691,488
                                                                  -------------
                                                                      2,808,799
                                                                  -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 3.3%
Agere Systems, Inc. Cl. A*                             183,500          256,900
Emerson Electric Co.                                    26,000        1,391,260
Micron Technology, Inc.*                                92,000        1,860,240
Rockwell International Corp.                            23,900          477,522
                                                                  -------------
                                                                      3,985,922
                                                                  -------------

ENERGY -- 10.6%
ChevronTexaco Corp.                                     28,600        2,531,100
Exxon Mobil Corp.                                      150,600        6,162,552
GlobalSantaFe Corp.                                     41,000        1,121,350
National Fuel Gas Co.                                   42,300          952,173
Petroleo Brasileiro
  SA -- Petrobras                                       44,400          772,560
Shell Transport & Trading
  Co. PLC                                               34,500        1,552,845
                                                                  -------------
                                                                     13,092,580
                                                                  -------------

FINANCIAL SERVICES -- 3.6%
Archstone-Smith Trust                                   21,300          568,710
The Goldman Sachs
  Group, L.P.                                           26,000        1,907,100
PNC Financial Services
  Group, Inc.                                           37,400        1,955,272
                                                                  -------------
                                                                      4,431,082
                                                                  -------------

FOODS -- 1.4%
Kellogg Co.                                             46,200        1,656,732
                                                                  -------------

FOREST PRODUCTS & PAPER -- 1.9%
Weyerhaeuser Co.                                        36,100        2,304,985
                                                                  -------------

HEALTHCARE -- 1.3%
Oxford Health Plans, Inc.*                              33,300        1,547,118
                                                                  -------------

HOUSEHOLD PRODUCTS -- 2.5%
The Stanley Works                                       75,800        3,108,558
                                                                  -------------

INDUSTRIAL - DIVERSIFIED -- 1.0%
Illinois Tool Works, Inc.                               17,900        1,222,570
                                                                  -------------

INSURANCE -- 11.0%
ACE Limited                                             73,900    $   2,335,240
Chubb Corp.                                             13,600          962,880
Cigna Corp.                                             19,000        1,850,980
The Hartford Financial
  Services Group, Inc.                                  64,200        3,817,974
Marsh & McLennan
  Companies, Inc.                                       14,400        1,391,040
The St. Paul Companies, Inc.                            41,700        1,622,964
StanCorp Financial
  Group, Inc.                                           28,500        1,581,750
                                                                  -------------
                                                                     13,562,828
                                                                  -------------

MACHINERY & COMPONENTS -- 1.4%
Caterpillar, Inc.                                       35,100        1,718,145
                                                                  -------------

MEDICAL SUPPLIES -- 2.6%
Bard (C.R.), Inc.                                       27,700        1,567,266
Beckman Coulter, Inc.                                   32,600        1,626,740
                                                                  -------------
                                                                      3,194,006
                                                                  -------------

METALS & MINING -- 5.2%
Alcoa, Inc.                                            113,600        3,765,840
Nucor Corp.                                             39,800        2,588,592
                                                                  -------------
                                                                      6,354,432
                                                                  -------------

PHARMACEUTICALS -- 2.8%
Abbott Laboratories                                     42,000        1,581,300
Pharmacia Corp.                                         41,000        1,535,450
Schering-Plough Corp.                                   14,800          364,080
                                                                  -------------
                                                                      3,480,830
                                                                  -------------

RESTAURANTS -- 1.1%
McDonald's Corp.                                        48,100        1,368,445
                                                                  -------------

RETAIL -- 3.5%
CVS Corp.                                               30,000          918,000
Dollar General Corp.                                    57,600        1,096,128
Family Dollar Stores, Inc.                              30,200        1,064,550
The May Department
  Stores Co.                                            38,600        1,271,098
                                                                  -------------
                                                                      4,349,776
                                                                  -------------

TELEPHONE UTILITIES -- 3.6%
AT&T Corp.                                             104,500        1,118,150
AT&T Wireless
  Services, Inc.*                                        2,700           15,795
BellSouth Corp.                                         58,500        1,842,750
Verizon
  Communications, Inc.                                  36,500        1,465,475
                                                                  -------------
                                                                      4,442,170
                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       81

                                                   NUMBER OF          MARKET
                                                    SHARES            VALUE
                                                  ------------    -------------
TRANSPORTATION -- 1.0%
Canadian National
  Railway Co.                                           24,000    $   1,243,200
                                                                  -------------

TOTAL EQUITIES
(COST $128,785,898)                                                 122,786,440
                                                                  -------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                  ------------
SHORT-TERM INVESTMENTS -- 0.4%

REPURCHASE AGREEMENT
Investors Bank & Trust Company
  Repurchase Agreement, dated
  06/28/2002, 1.03%, due
  07/01/2002(a)                                  $     530,506          530,506
                                                                  -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                     530,506
                                                                  -------------

TOTAL INVESTMENTS -- 100.1%
(COST $129,316,404)**                                               123,316,946

OTHER ASSETS/
(LIABILITIES) -- (0.1%)                                                (165,672)
                                                                  -------------

NET ASSETS -- 100.0%                                              $ 123,151,274
                                                                  =============

NOTES TO PORTFOLIO OF INVESTMENTS
 *    Non-income producing security.
 **   Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $530,551. Collateralized by U.S. Government Agency obligation with a rate of 5.966%, maturity date of 10/01/2023, and aggregate market value, including accrued interest, of $557,081.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FUNDAMENTAL VALUE FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                  JUNE 30, 2002
                                                                                   (UNAUDITED)
                                                                                  -------------
ASSETS:
        Investments, at value (cost $128,785,898) (NOTE 2)                        $ 122,786,440
        Short-term investments, at amortized cost (NOTE 2)                              530,506
                                                                                  -------------
            Total Investments                                                       123,316,946
        Receivables from:
            Investment adviser (NOTE 3)                                                  15,985
            Interest and dividends                                                      188,785
            Foreign taxes withheld                                                          443
                                                                                  -------------
                 Total assets                                                       123,522,159
                                                                                  -------------

LIABILITIES:
        Payables for:
            Investments purchased                                                       291,095
            Directors' fees and expenses (NOTE 3)                                           109
            Affiliates (NOTE 3):
                 Investment management fees                                              57,845
                 Administration fees                                                     16,621
                 Service fees                                                             4,847
        Accrued expense and other liabilities                                               368
                                                                                  -------------
                 Total liabilities                                                      370,885
                                                                                  -------------
        NET ASSETS                                                                $ 123,151,274
                                                                                  =============

NET ASSETS CONSIST OF:
        Paid-in capital                                                           $ 131,561,888
        Undistributed net investment income                                             368,880
        Accumulated net realized loss on investments                                 (2,780,036)
        Net unrealized depreciation on investments                                   (5,999,458)
                                                                                  -------------
                                                                                  $ 123,151,274
                                                                                  =============

NET ASSETS:
        Class A                                                                   $  12,596,797
                                                                                  =============
        Class L                                                                   $  29,392,049
                                                                                  =============
        Class Y                                                                   $   3,378,384
                                                                                  =============
        Class S                                                                   $  77,784,044
                                                                                  =============

SHARES OUTSTANDING:
        Class A                                                                       1,372,002
                                                                                  =============
        Class L                                                                       3,197,908
                                                                                  =============
        Class Y                                                                         367,613
                                                                                  =============
        Class S                                                                       8,458,511
                                                                                  =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                   $        9.18
                                                                                  =============
        Class L                                                                   $        9.19
                                                                                  =============
        Class Y                                                                   $        9.19
                                                                                  =============
        Class S                                                                   $        9.20
                                                                                  =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                SIX MONTHS ENDED
                                                                                 JUNE 30, 2002
                                                                                  (UNAUDITED)
                                                                                ----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $3,489)                              $     608,384
        Interest                                                                         17,112
                                                                                  -------------
                 Total investment income                                                625,496
                                                                                  -------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                             203,321
        Shareholder reporting fees                                                       17,996
        Custody fees                                                                      5,560
        Audit and legal fees                                                                636
        Directors' fees (Note 3)                                                            269
                                                                                  -------------
                                                                                        227,782
        Administration fees (NOTE 3):
            Class A                                                                       6,540
            Class L                                                                       8,033
            Class Y                                                                       1,395
            Class S                                                                      31,666
        Service fees (NOTE 3):
            Class A                                                                       5,225
                                                                                  -------------
                 Total expenses                                                         280,641
        Expenses waived (NOTE 3)                                                        (15,985)
        Less reductions (NOTE 3)                                                         (8,040)
                                                                                  -------------
                 Net expenses                                                           256,616
                                                                                  -------------
                 NET INVESTMENT INCOME                                                  368,880
                                                                                  -------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                 (2,780,036)
        Net change in unrealized appreciation (depreciation) on investments          (5,999,458)
                                                                                  -------------
                 NET REALIZED AND UNREALIZED LOSS                                    (8,779,494)
                                                                                  -------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $  (8,410,614)
                                                                                  =============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SIX MONTHS ENDED
                                                                                          JUNE 30, 2002         PERIOD ENDED
                                                                                           (UNAUDITED)        DECEMBER 31, 2001*
                                                                                        ----------------      ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                             $    368,880           $         -
        Net realized loss on investment transactions                                        (2,780,036)                    -
        Net change in unrealized appreciation (depreciation) on investments                 (5,999,458)                    -
                                                                                          ------------           -----------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            (8,410,614)                    -
                                                                                          ------------           -----------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                             13,384,389                 1,000
        Class L                                                                             30,682,824                 1,000
        Class Y                                                                              3,722,133                 1,000
        Class S                                                                             73,768,542            10,001,000
                                                                                          ------------           -----------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                        121,557,888            10,004,000
                                                                                          ------------           -----------
        TOTAL INCREASE IN NET ASSETS                                                       113,147,274            10,004,000
NET ASSETS:
        Beginning of period                                                                 10,004,000                     -
                                                                                          ------------           -----------
        End of period (including undistributed net investment income of
           $368,880 and $0, respectively)                                                 $123,151,274           $10,004,000
                                                                                          ============           ===========

   *  THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            CLASS A                           CLASS L
                                                                            -------                           -------
                                                                SIX MONTHS ENDED                  SIX MONTHS ENDED
                                                                    6/30/02        PERIOD ENDED        6/30/02        PERIOD ENDED
                                                                  (UNAUDITED)        12/31/01+       (UNAUDITED)        12/31/01+
                                                                ----------------   ------------   ----------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $    10.00         $ 10.00        $    10.00         $  10.00
                                                                   ----------         -------        ----------         --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                  0.04***            -              0.05***             -
  Net realized and unrealized loss on investments                       (0.86)              -             (0.86)               -
                                                                   ----------         -------        ----------         --------
       Total loss from investment operations                            (0.82)              -             (0.81)               -
                                                                   ----------         -------        ----------         --------
NET ASSET VALUE, END OF PERIOD                                     $     9.18         $ 10.00        $     9.19         $  10.00
                                                                   ==========         =======        ==========         ========
TOTAL RETURN@                                                           (8.20)%**           -             (8.10)%**            -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                $   12,597         $     1        $   29,392         $      1
  Ratio of expenses to average daily net assets:
     Before expense waiver                                               1.29%*             -              1.04%*              -
     After expense waiver#                                               1.20%*(a)          -              0.94%*(a)           -
  Net investment income to average daily net assets                      0.80%*             -              1.11%*              -
  Portfolio turnover rate                                                  15%**            -                15%**             -

                                                                            CLASS Y                           CLASS S
                                                                            -------                           -------
                                                                SIX MONTHS ENDED                  SIX MONTHS ENDED
                                                                     6/30/02       PERIOD ENDED        6/30/02        PERIOD ENDED
                                                                   (UNAUDITED)       12/31/01+       (UNAUDITED)        12/31/01+
                                                                ----------------   ------------   ----------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $    10.00         $ 10.00        $    10.00         $  10.00
                                                                   ----------         -------        ----------         --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                  0.06***            -              0.06***             -
  Net realized and unrealized loss on investments                       (0.87)              -             (0.86)               -
                                                                   ----------         -------        ----------         --------
       Total loss from investment operations                            (0.81)              -             (0.80)               -
                                                                   ----------         -------        ----------         --------
NET ASSET VALUE, END OF PERIOD                                     $     9.19         $ 10.00        $      9.2         $  10.00
                                                                   ==========         =======        ==========         ========
TOTAL RETURN@                                                           (8.10)%**           -             (8.00)%**            -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                $    3,378         $     1        $   77,784         $ 10,001
  Ratio of expenses to average daily net assets:
     Before expense waiver                                               0.89%*             -              0.85%*              -
     After expense waiver#                                               0.81%*(a)          -              0.78%*(a)           -
  Net investment income to average daily net assets                      1.21%*             -              1.22%*              -
  Portfolio turnover rate                                                  15%**            -                15%**             -

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  +    THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE SIX MONTHS ENDED JUNE 30, 2002.
  @ EMPLOYEE BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE RELATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL VALUE EQUITY FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL VALUE EQUITY FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of the type found in the Russell 1000 Value Index
-  utilize a value-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   -  offer above-average levels of profitability or superior growth potential
   -  are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned -5.56%, trailing the -4.78% return of the Russell 1000 Value Index, which measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index is an unmanaged index of the 1000 largest U.S. common stocks based on market capitalization.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

The Fund trailed the benchmark's 4.09% return during the first quarter while outperforming its -8.52% mark in the weak second quarter. After growth stocks put together a solid rally in the fourth quarter of 2001, most of the popular stock indexes declined, as investors switched their allegiance back to the value sector in January and February of 2002. Uncertainty about the strength of the anticipated economic recovery and a sense that the Fed might be finished with its campaign of lowering interest rates were factors that contributed to the softness in growth share prices.

Additionally, ongoing news about the difficulties of Arthur Andersen, the former auditor of bankrupt energy trader Enron, weighed on the market. In March, Arthur Andersen was indicted on obstruction of justice charges relating to alleged shredding of Enron documents. Nevertheless, some positive news, including back-to-back increases in industrial production and surging consumer confidence, prompted a nice rally in March, bringing the S&P 500 Index back near its levels at the beginning of the year.

Our underperformance in the first quarter stemmed primarily from unfavorable security selection in the consumer discretionary and industrials sectors. Specifically, overweighted positions in Centex, one of the nation's largest homebuilders and Fox a leading media entertainment company detracted from our performance. Additionally, the Fund was hurt by its position in Tyco International, which came under scrutiny for the accounting practices used with some of its acquisitions. Furthermore, the company appeared indecisive as it mulled plans to break into four separate companies, effectively abandoning its growth-by-acquisition strategy. Around the same time, credit ratings on Tyco's debt were lowered.

WHAT DEVELOPMENTS WERE SIGNIFICANT IN THE SECOND QUARTER?

The bad news intensified in the second quarter, as earnings restatements and various corporate governance scandals precipitated a crisis of confidence in stocks. The ensuing decline was so broad-based that all 21 of the U.S. stock indexes monitored by the Frank Russell Company, creator of our benchmark, declined for the quarter. The three most popular stock indexes--the S&P 500 Index, the Dow Jones Industrial Average and the NASDAQ Composite Index--all fell to their lowest levels since the September 2001 terrorist attacks.

Favorable stock selection in consumer staples, including top-10 holding Gillette, made a positive contribution to our performance. The Fund also benefited from an underweighting in technology, as technology and utilities were two of the worst-performing market sectors. Utilities companies with exposure to the deregulated power market were hurt by the admission of several companies that they engaged in so-called "round-tripping"--that is, initiating simultaneous purchases and sales that did nothing to improve business results but enabled them to inflate revenues. Fortunately, our underweightings in several of these stocks enabled the Fund to sustain relatively little damage from the utilities sector. Conversely, underweighting the financials sector detracted from our performance, as financials held up better than most other sectors, especially in view of speculation near the end of the period that any increases in short-term interest rates by the Federal Reserve Board would likely be postponed until at least early 2003.

WHAT IS YOUR OUTLOOK?

For now, we remain focused on stocks that are unlikely to have disappointing earnings news. While that list had been shrinking, results for the second quarter of 2002 have included more instances of companies meeting or beating their estimates--certainly a welcome sight. As usual, we will try to keep the Fund sector- and style-neutral, attempting to derive the bulk of our value-added from stock selection. At the margin, we are looking for opportunities to profit from an expanding economy.

                                           MASSMUTUAL VALUE EQUITY FUND
                                         LARGEST STOCK HOLDINGS (6/30/02)

                                     Exxon Mobil Corp.
                                     Citigroup, Inc.
                                     American International Group, Inc.
                                     Bank of America, Corp.
                                     Chevron Texaco, Corp.
                                     J. P. Morgan Chase & Co.
                                     Verizon Communications, Inc.
                                     Bank One Corp.
                                     BellSouth Corp.
                                     Wells Fargo & Co.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Value Equity Fund Class S, Class A, Class Y, Class L and the Russell 1000 Value Index

MASSMUTUAL VALUE EQUITY FUND
TOTAL RETURN

                                                          SINCE INCEPTION
                       YEAR TO DATE        ONE YEAR        AVERAGE ANNUAL
                    1/1/02 - 6/30/02   7/1/01 - 6/30/02   5/1/01 - 6/30/02
Class S                   -5.56%           -10.24%             -9.78%
Class A                   -5.78%           -10.63%            -10.12%
Class Y                   -5.56%           -10.27%             -9.80%
Class L                   -5.57%           -10.35%             -9.88%
--------------------------------------------------------------------------

Russell 1000
Value Index               -4.78%            -8.95%             -7.74%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              CLASS S       CLASS A        CLASS Y        CLASS L     RUSSELL 1000 VALUE INDEX
5/1/01        $10,000       $10,000        $10,000        $10,000            $10,000
  6/01        $ 9,880       $ 9,880        $ 9,880        $ 9,880            $ 9,998
 12/01        $ 9,391       $ 9,371        $ 9,388        $ 9,379            $ 9,559
  6/02        $ 8,868       $ 8,830        $ 8,866        $ 8,857            $ 9,103

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 1000 VALUE INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL VALUE EQUITY FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                   NUMBER OF          MARKET
                                                    SHARES            VALUE
                                                 -------------    -------------
EQUITIES -- 99.4%

ADVERTISING -- 0.3%
Omnicom Group, Inc.                                      7,000    $     320,600
                                                                  -------------

AEROSPACE & DEFENSE -- 3.3%
Boeing Co.                                               7,100          319,500
General Dynamics Corp.                                   3,900          414,765
Honeywell
  International, Inc.                                    1,500           52,845
Lockheed Martin Corp.                                   16,300        1,132,850
Northrop Grumman Corp.                                   8,400        1,050,000
United Technologies Corp.                                3,500          237,650
                                                                  -------------
                                                                      3,207,610
                                                                  -------------

AIR TRANSPORTATION -- 1.0%
AMR Corp.*                                              15,300          257,958
Continental Airlines, Inc.
  Cl. B*                                                10,500          165,690
Delta Air Lines, Inc.                                    2,300           46,000
Northwest Airlines Corp.*                               32,500          391,950
Southwest Airlines Co.                                   4,800           77,568
UAL Corp.                                                6,700           76,648
                                                                  -------------
                                                                      1,015,814
                                                                  -------------

APPAREL, TEXTILES & SHOES -- 1.6%
Albany International Corp.                              15,400          414,414
The Limited, Inc.                                       43,800          932,940
Tropical Sportswear
  International Corp.*                                   7,700          170,863
                                                                  -------------
                                                                      1,518,217
                                                                  -------------

AUTOMOTIVE & PARTS -- 1.5%
American Axle & Manufacturing
  Holdings, Inc.*                                        2,000           59,480
General Motors Corp.                                    10,900          582,605
Navistar International Corp.                            20,400          652,800
SPX Corp.*                                               1,700          199,750
                                                                  -------------
                                                                      1,494,635
                                                                  -------------

BANKING, SAVINGS & LOANS -- 18.0%
Bank of America Corp.                                   41,600        2,926,976
Bank One Corp.                                          47,500        1,827,800
Citigroup, Inc.                                         93,300        3,615,375
Federal Home Loan
  Mortgage Corp.                                         8,800          538,560
Federal National
  Mortgage Association                                   6,500          479,375
Fifth Third Bancorp                                      8,100          539,865
Fleet Boston
  Financial Corp.                                       27,600          892,860
J.P. Morgan Chase & Co.                                 82,500        2,798,400
Sovereign Bancorp, Inc.                                 41,300          617,435
U.S. Bancorp                                            15,200    $     354,920
Wachovia Corp.                                          34,800        1,328,664
Wells Fargo & Co.                                       30,100        1,506,806
                                                                  -------------
                                                                     17,427,036
                                                                  -------------

BEVERAGES -- 1.3%
The Coca-Cola Co.                                       17,700          991,200
PepsiCo, Inc.                                            5,800          279,560
                                                                  -------------
                                                                      1,270,760
                                                                  -------------

BROADCASTING, PUBLISHING & PRINTING -- 3.2%
AOL Time Warner, Inc.*                                  51,700          760,507
Clear Channel
  Communications, Inc.*                                 21,300          682,026
Comcast Corp. Cl. A*                                    18,400          438,656
Fox Entertainment
  Group, Inc. Cl. A*                                    15,200          330,600
The McGraw-Hill
  Companies, Inc.                                        2,300          137,310
Viacom, Inc. Cl. B*                                     16,400          727,668
                                                                  -------------
                                                                      3,076,767
                                                                  -------------

BUILDING MATERIALS & CONSTRUCTION -- 0.3%
Masco Corp.                                              8,900          241,279
                                                                  -------------

CHEMICALS -- 2.8%
Engelhard Corp.                                          4,900          138,768
Georgia Gulf Corp.                                       3,500           92,540
Lyondell Chemical Co.                                   47,300          714,230
Millennium
  Chemicals, Inc.                                       53,500          751,675
PPG Industries, Inc.                                     1,900          117,610
Praxair, Inc.                                           16,400          934,308
                                                                  -------------
                                                                      2,749,131
                                                                  -------------

COMMERCIAL SERVICES -- 0.6%
Allied Waste
  Industries, Inc.*                                      9,200           88,320
Exult, Inc.*                                            10,200           66,300
Fluor Corp.                                              1,200           46,740
Viad Corp.                                              16,300          423,800
                                                                  -------------
                                                                        625,160
                                                                  -------------

COMMUNICATIONS -- 0.7%
SBC Communications, Inc.                                21,500          655,750
                                                                  -------------

COMMUNICATIONS EQUIPMENT -- 0.5%
Motorola, Inc.                                          32,500          468,650
                                                                  -------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.1%
Sun Microsystems, Inc.*                                 12,700           63,627
                                                                  -------------

COMPUTERS & INFORMATION -- 0.8%
Apple Computer, Inc.*                                   28,600    $     506,792
CDW Computer
  Centers, Inc.*                                         3,300          154,473
Comverse Technology, Inc.*                               3,300           30,558
Dell Computer Corp.*                                     1,900           49,666
                                                                  -------------
                                                                        741,489
                                                                  -------------

COMPUTERS & OFFICE EQUIPMENT -- 0.0%
Hewlett-Packard Co.                                      1,600           24,448
                                                                  -------------

CONTAINERS -- 1.4%
Pactiv Corp.*                                           53,300        1,268,540
Sealed Air Corp.*                                        3,100          124,837
                                                                  -------------
                                                                      1,393,377
                                                                  -------------

COSMETICS & PERSONAL CARE -- 3.3%
Estee Lauder Companies,
  Inc. Cl. A                                            18,900          665,280
The Gillette Co.                                        37,100        1,256,577
Kimberly-Clark Corp.                                    12,900          799,800
The Procter & Gamble Co.                                 5,800          517,940
                                                                  -------------
                                                                      3,239,597
                                                                  -------------

DATA PROCESSING & PREPARATION -- 0.8%
First Data Corp.                                         9,400          349,680
InterCept Group, Inc.*                                   5,400          111,888
NCR Corp.*                                               9,800          339,080
                                                                  -------------
                                                                        800,648
                                                                  -------------

ELECTRIC UTILITIES -- 5.5%
Ameren Corp.                                            19,600          842,996
Dominion Resources, Inc.                                17,700        1,171,740
Entergy Corp.                                            9,400          398,936
FirstEnergy Corp.                                       27,100          904,598
FPL Group, Inc.                                          2,300          137,977
Northeast Utilities                                     15,800          297,198
Southern Co.                                            23,000          630,200
TXU Corp.                                               19,400        1,000,070
                                                                  -------------
                                                                      5,383,715
                                                                  -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 0.4%
Agere Systems, Inc. Cl. A*                              43,600           61,040
Kla-Tencor Corp.*                                        5,200          228,748
MicronTechnology, Inc.*                                  7,100          143,562
                                                                  -------------
                                                                        433,350
                                                                  -------------

ENERGY -- 12.1%
ChevronTexaco Corp.                                     32,508        2,876,958
Conoco, Inc.                                            39,700        1,103,660
Equitable Resources, Inc.                               11,200          384,160
Exxon Mobil Corp.                                      119,300        4,881,756
KeySpan Corp.                                            7,700          289,905

    The accompanying notes are an integral part of the financial statements.

                                       89

                                                   NUMBER OF          MARKET
                                                    SHARES            VALUE
                                                 -------------    -------------
Kinder Morgan, Inc.                                     13,400    $     509,468
Phillips Petroleum Co.                                  19,900        1,171,712
Suncor Energy, Inc.                                      5,000           87,448
Valero Energy Corp.                                        800           29,936
Weatherford International
  Limited*                                              10,100          436,320
                                                                  -------------
                                                                     11,771,323
                                                                  -------------

ENTERTAINMENT & LEISURE -- 1.2%
The Disney (Walt) Co.                                   12,300          232,470
Harrah's
  Entertainment, Inc.*                                  20,600          913,610
                                                                  -------------
                                                                      1,146,080
                                                                  -------------

FINANCIAL SERVICES -- 5.1%
The Goldman Sachs
  Group, L.P.                                            4,800          352,080
Household
  International, Inc.                                    3,400          168,980
Huntington
  Bancshares, Inc.                                      31,000          602,020
Lehman Brothers
  Holdings, Inc.                                         8,800          550,176
MBNA Corp.                                               5,800          191,806
Merrill Lynch & Co., Inc.                               27,800        1,125,900
Morgan Stanley Dean
  Witter & Co.                                          31,300        1,348,404
ProLogis Trust                                          12,500          325,000
Simon Property
  Group, Inc.                                            9,000          331,560
                                                                  -------------
                                                                      4,995,926
                                                                  -------------

FOODS -- 0.8%
ConAgra Foods, Inc.                                      8,800          243,320
Kraft Foods, Inc.                                       12,100          495,495
                                                                  -------------
                                                                        738,815
                                                                  -------------

HEALTHCARE -- 1.6%
HCA, Inc.                                                9,000          427,500
Tenet Healthcare Corp.*                                  9,100          651,105
UnitedHealth Group, Inc.                                 5,000          457,750
                                                                  -------------
                                                                      1,536,355
                                                                  -------------

HOME CONSTRUCTION, FURNISHINGS
  & APPLIANCES -- 0.9%
Centex Corp.                                            10,600          612,574
Pulte Homes, Inc.                                        5,000          287,400
                                                                  -------------
                                                                        899,974
                                                                  -------------

HOUSEHOLD PRODUCTS -- 1.4%
Black & Decker Corp.                                    12,500          602,500
Snap-On, Inc.                                           25,000          742,250
                                                                  -------------
                                                                      1,344,750
                                                                  -------------

INDUSTRIAL - DIVERSIFIED -- 1.3%
3M Co.                                                   3,900    $     479,700
Danaher Corp.                                            3,300          218,955
Illinois Tool Works, Inc.                                7,700          525,910
                                                                  -------------
                                                                      1,224,565
                                                                  -------------

INSURANCE -- 7.4%
AFLAC, Inc.                                             20,000          640,000
Allstate Corp.                                          26,000          961,480
Ambac Financial
  Group, Inc.                                            9,700          651,840
American International
  Group, Inc.                                           47,800        3,261,394
The Hartford Financial
  Services Group, Inc.                                   5,900          350,873
MBIA, Inc.                                              16,600          938,398
Metlife, Inc.                                           13,300          383,040
                                                                  -------------
                                                                      7,187,025
                                                                  -------------

MACHINERY & COMPONENTS -- 0.8%
Kennametal, Inc.                                         3,000          109,800
Parker-Hannifin Corp.                                    8,600          410,994
Smith International, Inc.*                                 600           40,914
York International Corp.                                 7,000          236,530
                                                                  -------------
                                                                        798,238
                                                                  -------------

MANUFACTURING -- 1.5%
American Standard
  Companies*                                             5,800          435,580
Avery-Dennison Corp.                                    11,700          734,175
Millipore Corp.                                          4,400          140,712
Pentair, Inc.                                            2,500          120,200
                                                                  -------------
                                                                      1,430,667
                                                                  -------------

MEDICAL SUPPLIES -- 0.3%
Agilent Technologies, Inc.*                              1,200           28,380
Thermo Electron Corp.*                                  15,300          252,450
                                                                  -------------
                                                                        280,830
                                                                  -------------

METALS & MINING -- 1.8%
Alcan, Inc.                                              1,600           60,032
Alcan, Inc. (CAD)                                        9,600          364,207
Alcoa, Inc.                                             14,400          477,360
Freeport-McMoran
  Copper & Gold,
  Inc. Cl. B*                                            7,900          141,015
Phelps Dodge Corp.                                      17,500          721,000
                                                                  -------------
                                                                      1,763,614
                                                                  -------------

PHARMACEUTICALS -- 3.4%
Abbott Laboratories                                      7,000          263,550
Bristol-Myers Squibb Co.                                21,400          549,980
Johnson & Johnson                                       17,500          914,550
Merck & Co., Inc.                                        9,400    $     476,016
Pfizer, Inc.                                            13,600          476,000
Wyeth                                                   11,500          588,800
                                                                  -------------
                                                                      3,268,896
                                                                  -------------

PREPACKAGED SOFTWARE -- 0.7%
Adobe Systems, Inc.                                      8,500          242,250
Microsoft Corp.*                                         7,400          404,780
                                                                  -------------
                                                                        647,030
                                                                  -------------

REAL ESTATE -- 1.3%
Apartment Investment
  & Management Co. Cl. A                                10,200          501,840
Equity Office
  Properties Trust                                      16,300          490,630
Equity Residential
  Properties Trust                                       8,800          253,000
                                                                  -------------
                                                                      1,245,470
                                                                  -------------

RESTAURANTS -- 1.5%
McDonald's Corp.                                        52,000        1,479,400
                                                                  -------------

RETAIL -- 2.5%
Best Buy Co., Inc.*                                      4,050          147,015
Big Lots, Inc.                                          11,000          216,480
CVS Corp.                                               38,300        1,171,980
The Home Depot, Inc.                                     4,200          154,266
Kohls Corp.*                                             6,000          420,480
Saks, Inc.*                                              7,700           98,868
Target Corp.                                             4,800          182,880
                                                                  -------------
                                                                      2,391,969
                                                                  -------------

TELEPHONE UTILITIES -- 5.2%
AT&T Corp.                                              87,100          931,970
BellSouth Corp.                                         53,100        1,672,650
Qwest Communications
  International, Inc.*                                  38,100          106,680
Verizon
  Communications, Inc.                                  57,900        2,324,685
                                                                  -------------
                                                                      5,035,985
                                                                  -------------

TOBACCO -- 1.0%
Philip Morris
  Companies, Inc.                                       23,100        1,009,008
                                                                  -------------

TRANSPORTATION -- 0.2%
Kansas City Southern
  Industries, Inc.*                                      8,600          146,200
                                                                  -------------

TOTAL EQUITIES
(COST $100,321,891)                                                  96,493,780
                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       90

                                                   PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
                                                 -------------    -------------
SHORT-TERM INVESTMENTS -- 5.9%

CASH EQUIVALENTS -- 5.2%**
American Honda Motor
  Co., Inc. Bank Note
  1.820% 04/08/2003                              $      82,339    $      82,339
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                                    109,786          109,786
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                    548,928          548,928
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                    137,232          137,232
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                                    274,464          274,464
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                    741,053          741,053
Fleet National Bank Note
  2.000% 07/03/2002                                    294,148          294,148
Goldman Sachs Bank Note
  2.120% 08/05/2002                                    274,464          274,464
Merrill Lynch Bank Note
  1.910% 11/26/2002                                    109,786          109,786
Merrill Lynch Bank Note
  1.920% 04/16/2003                                     54,893           54,893
Merrimac Money
  Market Fund                                        1,773,677        1,773,677
Morgan Stanley
  Dean Witter & Co.
  2.080% 11/08/2002                                     82,339           82,339
National City Bank Note
  1.820% 01/23/2003                                    137,232          137,232
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                    274,464          274,464
US Bank Note
  1.800% 11/06/2002                                    137,232          137,232
                                                                  -------------
                                                                      5,032,037
                                                                  -------------

REPURCHASE AGREEMENT -- 0.7%
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002(a)                              $     739,993    $     739,993
                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                   5,772,030
                                                                  -------------

TOTAL INVESTMENTS -- 105.3%
(COST $106,093,921)***                                              102,265,810

OTHER ASSETS/(LIABILITIES) -- (5.3%)                                 (5,187,153)
                                                                  -------------

NET ASSETS -- 100.0%                                              $  97,078,657
                                                                  =============

NOTES TO PORTFOLIO OF INVESTMENTS
*   Non-income producing security.
**  Represents investments of security lending collateral. (NOTE 2).
*** Aggregate cost for federal tax purposes. (NOTE 7).
(a) Maturity value of $740,057. collateralized by U.S. Government Agency obligation with a rate of 2.24%, maturity date of 05/15/2026, and aggregate market value, including accrued interest, of $780,421.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL VALUE EQUITY FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                         JUNE 30, 2002
                                                                                                          (UNAUDITED)
                                                                                                         -------------
ASSETS:
      Investments, at value (cost $100,321,891) (NOTE 2)                                                 $  96,493,780
      Short-term investments, at amortized cost (NOTE 2)                                                     5,772,030
                                                                                                         -------------
          Total Investments (including securities on loan with market values of $4,831,962)                102,265,810
      Receivables from:
          Investments sold                                                                                  12,020,550
          Interest and dividends                                                                               163,858
          Foreign taxes withheld                                                                                    13
                                                                                                         -------------
               Total assets                                                                                114,450,231
                                                                                                         -------------

LIABILITIES:
      Payables for:
          Investments purchased                                                                             12,261,361
          Securities on loan (NOTE 2)                                                                        5,032,037
          Directors' fees and expenses (NOTE 3)                                                                    595
          Affiliates (NOTE 3):
               Investment management fees                                                                       52,895
               Administration fees                                                                               9,117
               Service fees                                                                                      9,614
      Accrued expense and other liabilities                                                                      5,955
                                                                                                         -------------
               Total liabilities                                                                            17,371,574
                                                                                                         -------------
      NET ASSETS                                                                                         $  97,078,657
                                                                                                         =============

NET ASSETS CONSIST OF:
      Paid-in capital                                                                                    $ 103,753,980
      Undistributed net investment income                                                                      433,445
      Accumulated net realized loss on investments, futures contracts and foreign currency translations     (3,280,657)
      Net unrealized depreciation on investments, foreign currency and other assets and liabilities         (3,828,111)
                                                                                                         -------------
                                                                                                         $  97,078,657
                                                                                                         =============

NET ASSETS:
      Class A                                                                                            $  15,176,757
                                                                                                         =============
      Class L                                                                                            $   3,712,097
                                                                                                         =============
      Class Y                                                                                            $   7,707,955
                                                                                                         =============
      Class S                                                                                            $  70,481,848
                                                                                                         =============

SHARES OUTSTANDING:
      Class A                                                                                                1,725,052
                                                                                                         =============
      Class L                                                                                                  421,057
                                                                                                         =============
      Class Y                                                                                                  872,734
                                                                                                         =============
      Class S                                                                                                7,978,501
                                                                                                         =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A                                                                                            $        8.80
                                                                                                         =============
      Class L                                                                                            $        8.82
                                                                                                         =============
      Class Y                                                                                            $        8.83
                                                                                                         =============
      Class S                                                                                            $        8.83
                                                                                                         =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                        SIX MONTHS ENDED
                                                                                                         JUNE 30, 2002
                                                                                                           (UNAUDITED)
                                                                                                        ----------------
INVESTMENT INCOME: (NOTE 2)
      Dividends (net of withholding tax of $614)                                                        $        838,947
      Interest (including securities lending income of $5,264)                                                    13,426
                                                                                                        ----------------
               Total investment income                                                                           852,373
                                                                                                        ----------------

EXPENSES: (NOTE 2)
      Investment management fees (NOTE 3)                                                                        323,910
      Custody fees                                                                                                18,074
      Audit and legal fees                                                                                         2,018
      Shareholder reporting fees                                                                                   1,871
      Directors' fees (NOTE 3)                                                                                       834
                                                                                                        ----------------
                                                                                                                 346,707
      Administration fees (NOTE 3):
          Class A                                                                                                 18,788
          Class L                                                                                                  4,761
          Class Y                                                                                                  4,956
          Class S                                                                                                 26,659
      Service fees (NOTE 3):
          Class A                                                                                                 16,866
                                                                                                        ----------------
               Total expenses                                                                                    418,737
                                                                                                        ----------------
               NET INVESTMENT INCOME                                                                             433,636
                                                                                                        ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on:
          Investment transactions                                                                               (945,095)
          Closed futures contracts                                                                                12,845
          Foreign currency transactions                                                                              266
                                                                                                        ----------------
               Net realized loss                                                                                (931,984)
                                                                                                        ----------------
      Net change in unrealized appreciation (depreciation) on:
          Investments                                                                                         (5,223,442)
          Open futures contracts                                                                                 (72,660)
          Translation of assets and liabilities in foreign currencies                                                  5
                                                                                                        ----------------
               Net unrealized loss                                                                            (5,296,097)
                                                                                                        ----------------
               NET REALIZED AND UNREALIZED LOSS                                                               (6,228,081)
                                                                                                        ----------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $     (5,794,445)
                                                                                                        ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SIX MONTHS ENDED
                                                                                          JUNE 30, 2002         PERIOD ENDED
                                                                                           (UNAUDITED)       DECEMBER 31, 2001*
                                                                                        ----------------     ------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
      Net investment income                                                             $        433,636     $          282,580
      Net realized loss on investment transactions, futures contracts and foreign
        currency translations                                                                   (931,984)            (2,348,615)
      Net change in unrealized appreciation (depreciation) on investments, futures
        contracts and translation of assets and liabilities in foreign currencies             (5,296,097)             1,467,986
                                                                                        ----------------     ------------------
          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                (5,794,445)              (598,049)
                                                                                        ----------------     ------------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
      From net investment income:
      Class A                                                                                          -                (29,580)
      Class L                                                                                          -                (10,945)
      Class Y                                                                                          -                (24,022)
      Class S                                                                                          -               (219,737)
                                                                                        ----------------     ------------------
          TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                               -               (284,284)
                                                                                        ----------------     ------------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
      Class A                                                                                  7,261,652              8,379,781
      Class L                                                                                  1,244,241              2,577,376
      Class Y                                                                                  2,206,858              6,371,963
      Class S                                                                                 23,041,941             52,671,623
                                                                                        ----------------     ------------------
          INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                             33,754,692             70,000,743
                                                                                        ----------------     ------------------
      TOTAL INCREASE IN NET ASSETS                                                            27,960,247             69,118,410

NET ASSETS:
      Beginning of period                                                                     69,118,410                      -
                                                                                        ----------------     ------------------
      End of period (including undistributed net investment income of
        $433,445 and distributions in excess of net investment
        income of $191, respectively)                                                   $     97,078,657     $       69,118,410
                                                                                        ================     ==================

* FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   CLASS A                               CLASS L
                                                                   -------                               -------
                                                    SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                         6/30/02          PERIOD ENDED          6/30/02          PERIOD ENDED
                                                       (UNAUDITED)          12/31/01+         (UNAUDITED)          12/31/01+
                                                    ----------------      ------------     ----------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $           9.34      $      10.00     $           9.34      $      10.00
                                                    ----------------      ------------     ----------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.03***           0.04***              0.04***           0.05***
  Net realized and unrealized loss on investments              (0.57)            (0.67)               (0.56)            (0.67)
                                                    ----------------      ------------     ----------------      ------------
       Total loss from investment operations                   (0.54)            (0.63)               (0.52)            (0.62)
                                                    ----------------      ------------     ----------------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       -             (0.03)                   -             (0.04)
                                                    ----------------      ------------     ----------------      ------------
NET ASSET VALUE, END OF PERIOD                      $           8.80      $       9.34     $           8.82      $       9.34
                                                    ================      ============     ================      ============
TOTAL RETURN@                                                  (5.78)%**         (6.29)%**            (5.57)%**         (6.21)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                 $         15,177      $      8,881     $          3,712      $      2,658
  Ratio of expenses to average daily net assets:
    Before expense waiver                                       1.28%*            1.29%*               1.03%*            1.05%*
    After expense waiver#                                        N/A              1.29%*                N/A              1.04%*
  Net investment income to average daily net assets             0.55%*            0.65%*               0.81%*            0.87%*
  Portfolio turnover rate                                         63%**             62%**                63%**             62%**

                                                                   CLASS Y                                CLASS S
                                                                   -------                                -------
                                                    SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                         6/30/02          PERIOD ENDED          6/30/02          PERIOD ENDED
                                                       (UNAUDITED)          12/31/01+         (UNAUDITED)          12/31/01+
                                                    ----------------      ------------     ----------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $           9.35      $      10.00     $           9.35      $      10.00
                                                    ----------------      ------------     ----------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.04***           0.06***              0.05***           0.07***
  Net realized and unrealized loss on investments              (0.56)            (0.67)               (0.57)            (0.68)
                                                    ----------------      ------------     ----------------      ------------
       Total loss from investment operations                   (0.52)            (0.61)               (0.52)            (0.61)
                                                    ----------------      ------------     ----------------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       -             (0.04)                   -             (0.04)
                                                    ----------------      ------------     ----------------      ------------
NET ASSET VALUE, END OF PERIOD                      $           8.83      $       9.35     $           8.83      $       9.35
                                                    ================      ============     ================      ============
TOTAL RETURN@                                                  (5.56)%**         (6.12)%**            (5.56)%**         (6.09)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                 $          7,708      $      5,977     $         70,482      $     51,604
  Ratio of expenses to average daily net assets:
    Before expense waiver                                       0.88%*            0.90%*               0.83%*            0.87%*
    After expense waiver#                                        N/A              0.90%*                N/A              0.86%*
  Net investment income to average daily net assets             0.96%*            0.93%*               1.02%*            1.05%*
  Portfolio turnover rate                                         63%**             62%**                63%**             62%**

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD OCTOBER 1, 2001 THROUGH DECEMBER 31, 2001.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR PERIODS PRESENTED IF THEY REFLECTED THESE CHANGES.

      The accompanying notes are an integral part of the financial statements.

MASSMUTUAL LARGE CAP VALUE FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL LARGE CAP VALUE FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalizations over $5.0 billion)
-  utilize a value-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   -  offer above-average levels of profitability or superior growth potential
   -  are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned -10.25%, beating the -13.15% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In the first quarter the Fund and the S&P 500 finished close to the break-even mark, as the market paused after a strong rally in the fourth quarter of 2001. Some economic indicators suggested a strengthening economy. Industrial production began to show more consistent growth, while consumer confidence soared in March, the final month of the quarter. However, there was concern that the improving conditions were more the result of inventory restocking than rebounding end-user demand. While low interest rates kept consumers spending freely, corporate capital spending remained a concern, especially in the technology and telecommunications sectors. A further unsettling development in March was the indictment of auditing firm Arthur Andersen on charges of obstruction of justice relating to the shredding of documents at energy trader Enron. The Fund underperformed its benchmark in this environment.

The second quarter was worse from the standpoint of absolute performance but an improvement in relative terms, as we were able to beat the benchmark by a wide margin. May and June were particularly difficult, as the downward momentum in share prices accelerated due to numerous earnings restatements in the technology sector and the news that long-distance provider WorldCom had improperly booked $3.8 billion of expenses over two years. The effect of the Enron and WorldCom scandals, combined with numerous lesser alleged improprieties at other companies, created a crisis of confidence in corporate management. As a result, in June the S&P 500 and other popular benchmarks reached their lowest points since September 2001.

One of the biggest detractors from our performance in both quarters was conglomerate Tyco International. Early in the period, concerns arose about the quality of the company's accounting and disclosures regarding a number of its acquisitions. In response to this situation, we rechecked our quantitative analysis and had further conversations with Tyco's senior management and other industry sources. By the end of the first quarter, we had satisfied ourselves that Tyco still merited a place in the Fund's portfolio. In June came former CEO Dennis Kozlowski's decision to step down shortly before being charged with tax evasion. Around the same time, credit rating agencies Standard & Poor's, Moody's and Fitch all downgraded Tyco's debt, with Fitch lowering it to junk status. While we were naturally concerned about these developments, it is our opinion the company is still fundamentally sound and we continue to monitor developments relating to the search for new management for the firm.

A number of our financial positions contributed positively to performance in the second quarter, including Moody's, Golden West Financial, Progressive and Wells Fargo. Moody's, one of the debt rating agencies mentioned earlier, was prized by investors for the relative stability of its earnings. Meanwhile, Golden West Financial--one of the country's premier savings and loans--benefited from a strong housing market driven by interest rates at the low end of their long-term range.

WHAT IS YOUR OUTLOOK?

We believe that the overall market could remain in a trading range for the next several quarters. However, we expect new leadership to emerge, and there should be ample opportunity to profit for those who are not wedded to the stocks that led the way during the previous bull market.

Although we are always disappointed whenever the Fund experiences a negative return, we realize that short-term losses must occur in the process of building long-term wealth. Rather than chase short-term trends, we believe in building an "all-season" portfolio by investing in high-quality companies at value prices. We look for companies that should thrive over complete market cycles. It is consistency of long-term performance at which we are aiming and by which we would prefer to be judged.

                                           MASSMUTUAL LARGE CAP VALUE FUND
                                          LARGEST STOCK HOLDINGS (6/30/02)

                                         American Express Co.
                                         Philip Morris Companies, Inc.
                                         Household International, Inc.
                                         Wells Fargo & Co.
                                         American International Group, Inc.
                                         United Parcel Service, Inc. Cl. B
                                         Citigroup, Inc.
                                         Costco Wholesale Corp.
                                         Golden West Financial Corp.
                                         Berkshire   Hathaway, Inc. Cl. A

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Large Cap Value Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MASSMUTUAL LARGE CAP VALUE FUND
TOTAL RETURN

                                                          SINCE INCEPTION
                  YEAR TO DATE            ONE YEAR         AVERAGE ANNUAL
                1/1/02 - 6/30/02      7/1/01 - 6/30/02    5/1/00 - 6/30/02
Class S            -10.25%               -14.17%                -9.97%
Class A            -10.41%               -14.66%               -10.42%
Class Y            -10.26%               -14.23%               -10.05%
Class L            -10.27%               -14.26%               -10.19%
--------------------------------------------------------------------------

S&P 500 Index      -13.15%               -17.98%               -15.11%


[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              CLASS S       CLASS A        CLASS Y        CLASS L    S&P 500 INDEX
5/1/00        $10,000       $10,000        $10,000        $10,000       $10,000
  6/00        $ 9,790       $ 9,780        $ 9,790        $ 9,780       $10,037
  6/01        $ 9,278       $ 9,231        $ 9,268        $ 9,241       $ 8,549
  6/02        $ 7,964       $ 7,878        $ 7,949        $ 7,923       $ 7,012

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL LARGE CAP VALUE FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                   NUMBER OF          MARKET
                                                    SHARES             VALUE
                                                   ----------     -------------
EQUITIES -- 89.5%

ADVERTISING -- 0.4%
WPP Group PLC Sponsored ADR                           47,700      $   2,102,664
                                                                  -------------

BANKING, SAVINGS & LOANS -- 13.2%
Bank One Corp.                                       243,300          9,362,184
Citigroup, Inc.                                      445,700         17,270,875
Golden West Financial Corp.                          191,800         13,192,004
Lloyds TSB Group PLC Sponsored ADR                   153,000          6,127,650
Providian Financial Corp.                            146,700            862,596
Wells Fargo & Co.                                    386,300         19,338,178
                                                                  -------------
                                                                     66,153,487
                                                                  -------------

BEVERAGES -- 1.8%
Diageo PLC ADR                                       176,700          9,126,555
                                                                  -------------

BROADCASTING, PUBLISHING & PRINTING -- 0.8%
Gannett Co., Inc.                                     52,200          3,961,980
                                                                  -------------

BUILDING MATERIALS & CONSTRUCTION -- 3.3%
Martin Marietta Materials, Inc.                       98,100          3,825,900
Masco Corp.                                          315,700          8,558,627
Vulcan Materials Co.                                  96,800          4,239,840
                                                                  -------------
                                                                     16,624,367
                                                                  -------------

COMMERCIAL SERVICES -- 2.3%
Dun & Bradstreet Corp.*                              130,050          4,298,152
Moody's Corp.                                        146,100          7,268,475
                                                                  -------------
                                                                     11,566,627
                                                                  -------------

COMMUNICATIONS -- 0.5%
Tellabs, Inc.*                                       422,500          2,619,500
                                                                  -------------

COMPUTERS & INFORMATION -- 2.1%
Lexmark International Group, Inc.*                   197,100         10,722,240
                                                                  -------------

CONTAINERS -- 2.4%
Sealed Air Corp.*                                    297,600         11,984,352
                                                                  -------------

DATA PROCESSING & PREPARATION -- 0.4%
IMS Health, Inc.                                     108,300          1,943,985
                                                                  -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 0.3%
Agere Systems, Inc. Cl. A*                         1,075,500          1,505,700
                                                                  -------------

ENERGY -- 6.4%
Conoco, Inc.                                          45,000          1,251,000
Devon Energy Corp.                                   196,800          9,698,304
EOG Resources, Inc.                                  137,700          5,466,690
Kinder Morgan, Inc.                                  109,500      $   4,163,190
Phillips Petroleum Co.                               198,900         11,711,232
                                                                  -------------
                                                                     32,290,416
                                                                  -------------

FINANCIAL SERVICES -- 15.4%
American Express Co.                                 948,700         34,456,784
AvalonBay Communities, Inc.                            8,500            396,950
Berkshire Hathaway, Inc. Cl. A*                          185         12,358,000
Household International, Inc.                        421,200         20,933,640
Morgan Stanley Dean Witter & Co.                     157,200          6,772,176
Stillwell Financial, Inc.                            136,400          2,482,480
                                                                  -------------
                                                                     77,400,030
                                                                  -------------

FOODS -- 2.7%
Hershey Foods Corp.                                   43,800          2,737,500
Kraft Foods, Inc.                                    105,500          4,320,225
Safeway, Inc.*                                       217,600          6,351,744
                                                                  -------------
                                                                     13,409,469
                                                                  -------------

INDUSTRIAL - DIVERSIFIED -- 4.0%
3M Co.                                                84,400         10,381,200
Tyco International Limited                           706,524          9,545,139
                                                                  -------------
                                                                     19,926,339
                                                                  -------------

INSURANCE -- 11.1%
American International Group, Inc.                   274,600         18,735,958
Aon Corp.                                            209,500          6,176,060
Chubb Corp.                                           32,400          2,293,920
Loews Corp.                                          128,200          6,793,318
Markel Corp.*                                          2,000            394,000
Principal Financial Group, Inc.*                      68,400          2,120,400
Progressive Corp.                                    150,300          8,694,855
Sun Life Financial Services of Canada, Inc.           42,600            931,236
Transatlantic Holdings, Inc.                         122,450          9,796,000
                                                                  -------------
                                                                     55,935,747
                                                                  -------------

LODGING -- 0.8%
Marriott International, Inc. Cl. A                   103,400          3,934,370
                                                                  -------------

MACHINERY & COMPONENTS -- 1.2%
Dover Corp.                                          172,200          6,027,000
                                                                  -------------

MANUFACTURING -- 0.4%
American Standard Companies*                          25,200          1,892,520
                                                                  -------------

PHARMACEUTICALS -- 4.4%
Bristol-Myers Squibb Co.                             143,600      $   3,690,520
Eli Lilly & Co.                                      156,500          8,826,600
Merck & Co., Inc.                                    144,100          7,297,224
Pharmacia Corp.                                       56,500          2,115,925
                                                                  -------------
                                                                     21,930,269
                                                                  -------------

PREPACKAGED SOFTWARE -- 0.5%
BMC Software, Inc.*                                  137,600          2,284,160
                                                                  -------------

REAL ESTATE -- 1.9%
Centerpoint Properties Corp.                         160,799          9,327,950
                                                                  -------------

RETAIL -- 3.9%
Costco Wholesale Corp.*                              367,100         14,177,402
Penney (J.C.) Co., Inc.                               47,500          1,045,950
RadioShack Corp.                                     141,800          4,262,508
                                                                  -------------
                                                                     19,485,860
                                                                  -------------

RETAIL - GROCERY -- 0.3%
Albertson's, Inc.                                     51,500          1,568,690
                                                                  -------------

TOBACCO -- 5.4%
Philip Morris Companies, Inc.                        626,800         27,378,624
                                                                  -------------

TRANSPORTATION -- 3.6%
United Parcel Service, Inc. Cl. B                    295,000         18,216,250
                                                                  -------------

TOTAL EQUITIES
(COST $506,187,737)                                                 449,319,151
                                                                  -------------

                                                  PRINCIPAL
                                                   AMOUNT
                                                 -----------
SHORT-TERM INVESTMENTS -- 22.1%

CASH EQUIVALENTS -- 13.0%**
American Honda Motor Co., Inc. Bank Note
  1.820% 04/08/2003                              $    50,482             50,482
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                                2,420,354          2,420,354
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                7,101,769          7,101,769
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                1,986,655          1,986,655

                                       98

                                                  PRINCIPAL           MARKET
                                                   AMOUNT             VALUE
                                                 -----------      -------------
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                              $ 9,587,388      $   9,587,388
Fleet National Bank Note
  2.000% 07/03/2002                                1,296,987          1,296,987
Goldman Sachs Bank Note
  2.120% 08/05/2002                                2,183,917          2,183,917
Merrill Lynch Bank Note
  1.910% 11/26/2002                                1,420,354          1,420,354
Merrill Lynch Bank Note
  1.920% 04/16/2003                                  710,177            710,177
Merrimac Money Market Fund                        28,176,997         28,176,997
Morgan Stanley Dean Witter & Co.
  2.080% 11/08/2002                                1,065,265          1,065,265
National City Bank Note
  1.820% 01/23/2003                                1,775,442          1,775,442
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                5,550,884          5,550,884
US Bank Note
  1.800% 11/06/2002                                1,775,442          1,775,442
                                                                  -------------
                                                                     65,102,113
                                                                  -------------

REPURCHASE AGREEMENT -- 9.1%
Investors Bank & Trust Company
  Repurchase Agreement, dated
  06/28/2002, 1.03%, due 07/01/2002(a)            45,625,765         45,625,765
                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                 110,727,878
                                                                  -------------

TOTAL INVESTMENTS -- 111.6%
(COST $616,915,615)***                                              560,047,029

OTHER ASSETS/(LIABILITIES) -- (11.6%)                               (58,099,948)
                                                                  -------------

NET ASSETS -- 100.0%                                              $ 501,947,081
                                                                  =============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** Aggregate cost for federal tax purposes. (NOTE 7).
 (a) Maturity value of $45,627,070. Collateralized by U.S. Government Agency Obligations with rates of 2.340%-6.625%, maturity dates of 12/20/2023-03/20/2032, and aggregate market value including accrued interest of $47,907,054.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL LARGE CAP VALUE FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                JUNE 30, 2002
                                                                                                                 (UNAUDITED)
                                                                                                                -------------
ASSETS:
        Investments, at value (cost $506,187,737) (NOTE 2)                                                      $ 449,319,151
        Short-term investments, at amortized cost (NOTE 2)                                                        110,727,878
                                                                                                                -------------
            Total Investments (including securities on loan with market values of $63,226,494)                    560,047,029
        Cash                                                                                                        8,133,778
        Receivables from:
            Investments sold                                                                                          234,014
            Interest and dividends                                                                                    674,106
            Foreign taxes withheld                                                                                        596
                                                                                                                -------------
                Total assets                                                                                      569,089,523
                                                                                                                -------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                                   1,622,825
            Securities on loan (NOTE 2)                                                                            65,102,113
            Directors' fees and expenses (NOTE 3)                                                                       6,140
            Affiliates (NOTE 3):
                Investment management fees                                                                            260,188
                Administration fees                                                                                    74,874
                Service fees                                                                                           54,853
        Accrued expense and other liabilities                                                                          21,449
                                                                                                                -------------
                Total liabilities                                                                                  67,142,442
                                                                                                                -------------
        NET ASSETS                                                                                              $ 501,947,081
                                                                                                                =============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                         $ 606,906,105
        Undistributed net investment income                                                                         1,304,664
        Accumulated net realized loss on investments                                                              (49,395,102)
        Net unrealized depreciation on investments                                                                (56,868,586)
                                                                                                                -------------
                                                                                                                $ 501,947,081
                                                                                                                =============
NET ASSETS:
        Class A                                                                                                 $  83,653,502
                                                                                                                =============
        Class L                                                                                                 $ 116,829,013
                                                                                                                =============
        Class Y                                                                                                 $  40,266,113
                                                                                                                =============
        Class S                                                                                                 $ 261,198,453
                                                                                                                =============
SHARES OUTSTANDING:
        Class A                                                                                                    10,677,801
                                                                                                                =============
        Class L                                                                                                    14,873,183
                                                                                                                =============
        Class Y                                                                                                     5,114,683
                                                                                                                =============
        Class S                                                                                                    33,140,108
                                                                                                                =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                                 $        7.83
                                                                                                                =============
        Class L                                                                                                 $        7.86
                                                                                                                =============
        Class Y                                                                                                 $        7.87
                                                                                                                =============
        Class S                                                                                                 $        7.88
                                                                                                                =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                             SIX MONTHS ENDED
                                                                                                               JUNE 30, 2002
                                                                                                                (UNAUDITED)
                                                                                                             ----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $34,697)                                                        $      3,377,855
        Interest (including securities lending income of $45,945)                                                     257,527
                                                                                                             ----------------
                Total investment income                                                                             3,635,382
                                                                                                             ----------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                         1,721,934
        Custody fees                                                                                                   26,202
        Shareholder reporting fees                                                                                     12,791
        Audit and legal fees                                                                                           12,375
        Directors' fees (NOTE 3)                                                                                        5,531
                                                                                                             ----------------
                                                                                                                    1,778,833
        Administration fees (NOTE 3):
            Class A                                                                                                   134,171
            Class L                                                                                                   190,640
            Class Y                                                                                                    45,352
            Class S                                                                                                   117,132
        Service fees (NOTE 3):
            Class A                                                                                                   103,399
                                                                                                             ----------------
                Total expenses                                                                                      2,369,527
        Expenses waived (NOTE 3)                                                                                      (12,740)
        Less reductions (NOTE 3)                                                                                      (29,689)
                                                                                                             ----------------
                Net expenses                                                                                        2,327,098
                                                                                                             ----------------
                NET INVESTMENT INCOME                                                                               1,308,284
                                                                                                             ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                                              (23,421,291)
        Net change in unrealized appreciation (depreciation) on investments                                       (33,968,806)
                                                                                                             ----------------
                NET REALIZED AND UNREALIZED LOSS                                                                  (57,390,097)
                                                                                                             ----------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $    (56,081,813)
                                                                                                             ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         SIX MONTHS ENDED
                                                                                           JUNE 30, 2002         YEAR ENDED
                                                                                            (UNAUDITED)      DECEMBER 31, 2001
                                                                                         ----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                            $      1,308,284    $       2,106,002
        Net realized loss on investment transactions                                          (23,421,291)         (25,679,853)
        Net change in unrealized appreciation (depreciation) on investments                   (33,968,806)         (22,045,858)
                                                                                         ----------------    -----------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                              (56,081,813)         (45,619,709)
                                                                                         ----------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                                         -             (119,564)
        Class L                                                                                         -             (365,544)
        Class Y                                                                                         -             (249,322)
        Class S                                                                                         -           (1,472,499)
                                                                                         ----------------    -----------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                              -           (2,206,929)
                                                                                         ----------------    -----------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                                19,497,619           62,856,090
        Class L                                                                                23,994,400           70,089,114
        Class Y                                                                                (7,370,464)          46,219,938
        Class S                                                                                12,994,796           81,491,234
                                                                                         ----------------    -----------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                            49,116,351          260,656,376
                                                                                         ----------------    -----------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                                (6,965,462)         212,829,738

NET ASSETS:
        Beginning of period                                                                   508,912,543          296,082,805
                                                                                         ----------------    -----------------
        End of period (including undistributed net investment income of
           $1,304,664 and distributions in excess of net investment
           income of $3,620, respectively)                                               $    501,947,081    $     508,912,543
                                                                                         ================    =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                CLASS A
                                                                                -------
                                                      SIX MONTHS ENDED
                                                          6/30/02              YEAR ENDED        PERIOD ENDED
                                                        (UNAUDITED)             12/31/01           12/31/00+
                                                      ----------------       -------------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $           8.74       $        9.92      $       10.00
                                                      ----------------       -------------      -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.01***             0.01***            0.03***
  Net realized and unrealized loss on investments                (0.92)              (1.18)             (0.06)
                                                      ----------------       -------------      -------------
       Total loss from investment operations                     (0.91)              (1.17)             (0.03)
                                                      ----------------       -------------      -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                         -               (0.01)             (0.04)
  From net realized gains                                            -                   -              (0.01)
                                                      ----------------       -------------      -------------
       Total distributions                                           -               (0.01)             (0.05)
                                                      ----------------       -------------      -------------
NET ASSET VALUE, END OF PERIOD                        $           7.83       $        8.74      $        9.92
                                                      ================       =============      =============

TOTAL RETURN@                                                   (10.41)%**          (11.75)%            (0.36)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $         83,654       $      73,431      $      15,926
  Ratio of expenses to average daily net assets:
     Before expense waiver                                        1.25%*              1.25%              1.25%*
     After expense waiver#                                        1.23%*(a)           1.24%               N/A
  Net investment income to average daily net assets               0.15%*              0.12%              0.53%*
  Portfolio turnover rate                                           13%**               20%                11%**


                                                                                CLASS L
                                                                                -------
                                                      SIX MONTHS ENDED
                                                           6/30/02             YEAR ENDED        PERIOD ENDED
                                                         (UNAUDITED)            12/31/01          12/31/00+
                                                      ----------------       -------------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $           8.76       $        9.93      $       10.00
                                                      ----------------       -------------      -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.02***             0.03***            0.05***
  Net realized and unrealized loss on investments                (0.92)              (1.17)             (0.07)
                                                      ----------------       -------------      -------------
       Total loss from investment operations                     (0.90)              (1.14)             (0.02)
                                                      ----------------       -------------      -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                         -               (0.03)             (0.04)
  From net realized gains                                            -                   -              (0.01)
                                                      ----------------       -------------      -------------
       Total distributions                                           -               (0.03)             (0.05)
                                                      ----------------       -------------      -------------
NET ASSET VALUE, END OF PERIOD                        $           7.86       $        8.76      $        9.93
                                                      ================       =============      =============

TOTAL RETURN@                                                   (10.27)%**          (11.47)%            (0.26)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $        116,829       $     105,322      $      44,167
  Ratio of expenses to average daily net assets:
     Before expense waiver                                        1.00%*              1.00%              1.00%*
     After expense waiver#                                        0.98%*(a)           0.99%               N/A
  Net investment income to average daily net assets               0.40%*              0.37%              0.72%*
  Portfolio turnover rate                                           13%**               20%                11%**

                                                                                CLASS Y
                                                                                -------
                                                      SIX MONTHS ENDED
                                                           6/30/02             YEAR ENDED       PERIOD ENDED
                                                         (UNAUDITED)            12/31/01          12/31/00+
                                                      ----------------       -------------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $           8.77       $        9.94      $       10.00
                                                      ----------------       -------------      -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.02***             0.05***            0.06***
  Net realized and unrealized loss on investments                (0.92)              (1.18)             (0.07)
                                                      ----------------       -------------      -------------
       Total loss from investment operations                     (0.90)              (1.13)             (0.01)
                                                      ----------------       -------------      -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                         -               (0.04)             (0.04)
  From net realized gains                                            -                   -              (0.01)
                                                      ----------------       -------------      -------------
       Total distributions                                           -               (0.04)             (0.05)
                                                      ----------------       -------------      -------------
NET ASSET VALUE, END OF PERIOD                        $           7.87       $        8.77      $        9.94
                                                      ================       =============      =============
TOTAL RETURN@                                                   (10.26)%**          (11.34)%            (0.08)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $         40,266       $      52,286      $      10,076
  Ratio of expenses to average daily net assets:
     Before expense waiver                                        0.84%*              0.85%              0.84%*
     After expense waiver#                                        0.83%*(a)           0.84%               N/A
  Net investment income to average daily net assets               0.54%*              0.52%              0.93%*
  Portfolio turnover rate                                           13%**               20%                11%**

                                                                                CLASS S
                                                                                -------
                                                      SIX MONTHS ENDED
                                                           6/30/02             YEAR ENDED       PERIOD ENDED
                                                         (UNAUDITED)            12/31/01          12/31/00+
                                                      ----------------       -------------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $           8.78       $        9.94      $       10.00
                                                      ----------------       -------------      -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.03***             0.06***            0.06***
  Net realized and unrealized loss on investments                (0.93)              (1.17)             (0.07)
                                                      ----------------       -------------      -------------
       Total loss from investment operations                     (0.90)              (1.11)             (0.01)
                                                      ----------------       -------------      -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                         -               (0.05)             (0.04)
  From net realized gains                                            -                   -              (0.01)
                                                      ----------------       -------------      -------------
       Total distributions                                           -               (0.05)             (0.05)
                                                      ----------------       -------------      -------------
NET ASSET VALUE, END OF PERIOD                        $           7.88       $        8.78      $        9.94
                                                      ================       =============      =============
TOTAL RETURN@                                                   (10.25)%**          (11.20)%            (0.08)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $        261,198       $     277,873      $     225,913
  Ratio of expenses to average daily net assets:
     Before expense waiver                                        0.76%*              0.76%              0.76%*
     After expense waiver#                                        0.74%*(a)           0.75%               N/A
  Net investment income to average daily net assets               0.63%*              0.62%              0.91%*
  Portfolio turnover rate                                           13%**               20%                11%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND FOR THE SIX MONTHS ENDED JUNE 30, 2002.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
(a) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INDEXED EQUITY FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL INDEXED EQUITY FUND?

The objectives and policies of the Fund are to:
- achieve long-term growth of capital through performance that closely tracks that of the S&P 500 Index
- invest in a portfolio of equity securities mirroring the sector and stock weightings of the S&P 500 Index

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned -13.39%, about in line with the -13.15% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED PERFORMANCE DURING THE PERIOD?

The S&P 500 treaded water in the first quarter, posting a gain of 0.28% after a strong rally in the fourth quarter of 2001. Concerns about valuations getting too far ahead of share prices prompted a modest decline throughout most of January and February. In March the index rallied and prices returned to roughly their levels at the beginning of the year. Consecutive monthly gains in industrial production for January and February helped improve investor sentiment, as did a surge in consumer confidence. Consumer confidence has been a closely watched indicator because spending by consumers has held up relatively well throughout the recession, and consumer spending accounts for approximately two-thirds of all economic activity in the U.S.

The best sector performances came from materials, energy and consumer staples, which posted gains of 11.15%, 9.26% and 9.04%, respectively. Sectors that declined the most were telecommunications services and information technology, down 15.32% and 7.42%, respectively. The largest sector, financials, gained 3.45% during the quarter. In the aftermath of the Enron collapse, many companies using aggressive accounting tactics, including some leading technology and telecommunications firms, found themselves shut out of the commercial paper market and had to rely on more expensive bank credit lines to maintain liquidity.

Looking at individual holdings, positive contributors for the quarter included Exxon-Mobil, Johnson & Johnson and Wal-Mart Stores. Exxon-Mobil benefited from firming energy prices, while the other two were aided by their respected management teams, strong market share and reputations for stable earnings growth. Tyco International was the largest detractor, as the company began to encounter concern about the accounting procedures used for a number of its acquisitions.

WHAT ABOUT THE SECOND QUARTER?

In the second quarter, prices moved almost completely in one direction--down. All capitalization and style segments of the market declined, with large-cap value stocks, which registered a loss of 10.65% as measured by the S&P 500 Barra Value Index, holding up somewhat better than the large-cap growth sector, which declined 16.26% according to the S&P 500 Barra Growth Index. As in the first quarter, small- and mid-cap stocks did better than large-caps.

Driving share prices lower was a combination of factors, including lowered earnings guidance for many technology and telecommunications companies. Mixed economic data, a weaker U.S. dollar, and rising tension in the Middle East were also negative influences. One of the most damaging factors, though, was persistent concern about corporate accounting practices, which intensified significantly when long-distance provider WorldCom admitted that it had improperly booked $3.8 billion of expenses over two years.

Sector performance was negative without exception, with materials and consumer staples providing the best returns, losing only 2.12% and 3.08%, respectively. At the other end of the spectrum, information technology and telecommunications services had the largest losses--down 25.96% and 23.57%, respectively. Declining issues were led by Dynegy and Williams Companies, both of which came under scrutiny for their energy trading activities in the wake of the Enron scandal. However, the largest detractor from our performance was chipmaker Intel, which in June lowered its sales estimates and took a $100 million charge for writing off its Web-hosting business. The largest positive contributors were Coca-Cola, Unilever NV and Lockheed Martin. The first two benefited from the strength in consumer spending, while Lockheed Martin was aided by optimism about the defense industry following the September 2001 terrorist attacks.

WHAT IS YOUR OUTLOOK?

At the end of 2001 we expressed concern about valuations. Unfortunately, what we feared came to pass, and share prices declined in the absence of meaningful improvement in earnings. Going forward, prospects for the index depend to a considerable degree on how long the drought in corporate capital spending lasts. If we see a pickup in capital spending in the second half of the year, share prices in the technology and telecommunications sectors could see a marked improvement. On the other hand, if capital spending remains in the doldrums or consumer spending falters for some reason, stocks might be subjected to another significant decline.

                                           MASSMUTUAL INDEXED EQUITY FUND
                                          LARGEST STOCK HOLDINGS (6/30/02)

                                         Microsoft Corp.
                                         General Electric Co.
                                         Exxon Mobil Corp.
                                         Wal-Mart Stores, Inc.
                                         Pfizer, Inc.
                                         Citigroup, Inc.
                                         American International Group, Inc.
                                         Johnson & Johnson
                                         The Coca-Cola Co.
                                         International Business Machines Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Indexed Equity Fund Class S, Class A, Class Y and the S&P 500 Index

MASSMUTUAL INDEXED EQUITY FUND
TOTAL RETURN

                                                     SINCE INCEPTION
                 YEAR TO DATE        ONE YEAR        AVERAGE ANNUAL
              1/1/02 - 6/30/02   7/1/01 - 6/30/02   3/1/98 - 6/30/02
Class S            -13.39%           -18.42%             -0.47%
Class A            -13.55%           -18.71%             -0.95%
Class Y            -13.40%           -18.43%             -0.55%
----------------------------------------------------------------------

S&P 500 Index      -13.15%           -17.98%             -0.02%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              CLASS S       CLASS A        CLASS Y     S&P 500 INDEX
3/1/98        $10,000       $10,000        $10,000        $10,000
  6/98        $10,840       $10,820        $10,840        $10,859
  6/99        $13,254       $13,144        $13,230        $13,330
  6/00        $14,147       $13,974        $14,120        $14,297
  6/01        $12,008       $11,805        $11,972        $12,178
  6/02        $ 9,796       $ 9,596        $ 9,766        $ 9,989

Hypothetical Investments in MassMutual Indexed Equity Fund Class L and the S&P 500 Index

MASSMUTUAL INDEXED EQUITY FUND
TOTAL RETURN

                                                     SINCE INCEPTION
                 YEAR TO DATE        ONE YEAR         AVERAGE ANNUAL
              1/1/02 - 6/30/02   7/1/01 - 6/30/02   7/1/99 - 6/30/02
Class L            -13.42%           -18.52%             -9.73%
----------------------------------------------------------------------

S&P 500 Index      -13.15%           -17.98%             -9.17%

[CHART]

              CLASS L      S&P 500 INDEX
7/1/99        $10,000        $10,000
  6/00        $10,660        $10,725
  6/01        $ 9,028        $ 9,136
  6/02        $ 7,356        $ 7,494

Hypothetical Investments in MassMutual Indexed Equity Fund Class Z and the S&P 500 Index

MASSMUTUAL INDEXED EQUITY FUND
TOTAL RETURN

                                                     SINCE INCEPTION
                 YEAR TO DATE        ONE YEAR         AVERAGE ANNUAL
              1/1/02 - 6/30/02   7/1/01 - 6/30/02   5/1/01 - 6/30/02
Class Z            -13.30%           -18.18%             -17.10%
----------------------------------------------------------------------

S&P 500 Index      -13.15%           -17.98%             -16.91%

[CHART]

              CLASS Z     S&P 500 INDEX
5/1/01        $10,000       $10,000
  6/01        $ 9,820       $ 9,822
 12/01        $ 9,267       $ 9,277
  6/02        $ 8,034       $ 8,057

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL INDEXED EQUITY FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
EQUITIES -- 98.3%

ADVERTISING -- 0.2%
Interpublic Group of
  Companies, Inc.                                       36,433    $     902,081
Omnicom Group, Inc.                                     17,214          788,401
TMP Worldwide, Inc.*                                    11,118          239,037
                                                                  -------------
                                                                      1,929,519
                                                                  -------------

AEROSPACE & DEFENSE -- 2.1%
Boeing Co.                                              81,640        3,673,800
General Dynamics Corp.                                  20,154        2,143,378
Goodrich Corp.                                           8,890          242,875
Honeywell International, Inc.                           76,110        2,681,355
Lockheed Martin Corp.                                   43,607        3,030,686
Northrop Grumman Corp.                                  10,123        1,265,375
Raytheon Co.                                            37,300        1,519,975
Rockwell Collins, Inc.                                  15,632          428,629
TRW, Inc.                                               13,218          753,162
United Technologies Corp.                               44,231        3,003,285
                                                                  -------------
                                                                     18,742,520
                                                                  -------------

AIR TRANSPORTATION -- 0.2%
AMR Corp.*                                              14,364          242,177
Delta Air Lines, Inc.                                   12,716          254,320
Southwest Airlines Co.                                  76,665        1,238,906
                                                                  -------------
                                                                      1,735,403
                                                                  -------------

APPAREL, TEXTILES & SHOES -- 0.6%
Gap, Inc.                                               84,703        1,202,783
Jones Apparel Group, Inc.*                              11,989          449,587
The Limited, Inc.                                       50,559        1,076,907
Liz Claiborne, Inc.                                     10,592          336,826
Nike, Inc. Cl. B                                        26,383        1,415,448
Nordstrom, Inc.                                         11,538          261,336
Reebok International
  Limited*                                               6,500          191,750
VF Corp.                                                 8,502          333,363
                                                                  -------------
                                                                      5,268,000
                                                                  -------------

AUTOMOTIVE & PARTS -- 1.1%
Cooper Tire & Rubber Co.                                 5,230          107,476
Dana Corp.                                              14,069          260,699
Delphi Automotive
  Systems Corp.                                         52,894          698,201
Ford Motor Co.                                         178,314        2,853,024
General Motors Corp.                                    51,945        2,776,460
Genuine Parts Co.                                       13,812          481,624
The Goodyear Tire &
  Rubber Co.                                            11,176          209,103
Harley-Davidson, Inc.                                   30,336        1,555,327
Navistar International Corp.                             6,309          201,888
Paccar, Inc.                                            11,903    $     528,374
Visteon Corp.                                           10,953          155,533
                                                                  -------------
                                                                      9,827,709
                                                                  -------------

BANKING, SAVINGS & LOANS -- 11.6%
AmSouth Bancorp                                         30,594          684,694
Bank of America Corp.                                  148,127       10,422,216
Bank of New York Co., Inc.                              70,403        2,376,101
Bank One Corp.                                         114,926        4,422,352
BB&T Corp.                                              40,616        1,567,778
Capital One Financial Corp.                             19,846        1,211,598
Charter One Financial, Inc.                             23,472          806,967
Citigroup, Inc.                                        494,341       19,155,714
Comerica, Inc.                                          18,976        1,165,126
Federal Home Loan
  Mortgage Corp.                                        67,428        4,126,594
Federal National Mortgage
  Association                                           95,379        7,034,201
Fifth Third Bancorp                                     57,888        3,858,235
First Tennessee
  National Corp.                                        12,200          467,260
Fleet Boston Financial Corp.                           103,915        3,361,650
Golden West Financial Corp.                             15,879        1,092,158
J.P. Morgan Chase & Co.                                188,026        6,377,842
KeyCorp                                                 39,768        1,085,666
Marshall and Ilsley Corp.                               19,200          593,856
Mellon Financial Corp.                                  41,668        1,309,625
National City Corp.                                     59,171        1,967,436
Northern Trust Corp.                                    22,893        1,008,666
Providian Financial Corp.                               31,604          185,832
Regions Financial Corp.                                 21,390          751,858
SLM Corp.                                               15,777        1,528,791
SouthTrust Corp.                                        35,994          940,163
State Street Corp.                                      31,168        1,393,210
SunTrust Banks, Inc.                                    28,834        1,952,638
Synovus Financial Corp.                                 23,699          652,196
U.S. Bancorp                                           185,734        4,336,889
Union Planters Corp.                                    16,108          521,416
Wachovia Corp.                                         134,048        5,117,953
Washington Mutual, Inc.                                 89,952        3,338,119
Wells Fargo & Co.                                      162,146        8,117,029
Zions Bancorp                                            9,700          505,370
                                                                  -------------
                                                                    103,437,199
                                                                  -------------

BEVERAGES -- 3.2%
Anheuser-Busch
  Companies, Inc.                                       86,096        4,304,800
Brown-Forman Corp. Cl. B                                 4,921          339,549
The Coca-Cola Co.                                      238,072       13,332,032
Coca-Cola Enterprises, Inc.                             44,943          992,341
Coors (Adolph) Co. Cl. B                                 4,465          278,169
The Pepsi Bottling
  Group, Inc.                                           28,582    $     880,326
PepsiCo, Inc.                                          167,966        8,095,961
                                                                  -------------
                                                                     28,223,178
                                                                  -------------

BROADCASTING, PUBLISHING & PRINTING -- 2.8%
American Greetings
  Corp. Cl. A                                            8,914          148,507
AOL Time Warner, Inc.*                                 424,894        6,250,191
Clear Channel
  Communications, Inc.*                                 56,421        1,806,600
Comcast Corp. Cl. A*                                    92,286        2,200,098
Dow Jones & Co., Inc.                                    6,357          307,997
Gannett Co., Inc.                                       26,071        1,978,789
Knight Ridder, Inc.                                      7,837          493,339
The McGraw-Hill
  Companies, Inc.                                       19,544        1,166,777
Meredith Corp.                                           3,689          141,473
New York Times Co. Cl. A                                15,300          787,950
Tribune Co.                                             30,295        1,317,833
Univision Communications,
  Inc. Cl. A*                                           22,000          690,800
Viacom, Inc. Cl. B*                                    171,618        7,614,691
                                                                  -------------
                                                                     24,905,045
                                                                  -------------

BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Louisiana-Pacific Corp.                                  7,484           79,256
Masco Corp.                                             44,692        1,211,600
Vulcan Materials Co.                                     7,078          310,016
                                                                  -------------
                                                                      1,600,872
                                                                  -------------

CHEMICALS -- 1.4%
Air Products and
  Chemicals, Inc.                                       21,705        1,095,451
Ashland, Inc.                                            8,125          329,062
Dow Chemical Co.                                        87,020        2,991,748
Du Pont (E.I.) de
  Nemours and Co.                                       99,750        4,428,900
Eastman Chemical Co.                                     5,535          259,591
Engelhard Corp.                                          9,025          255,588
Great Lakes Chemical Corp.                               3,896          103,205
Hercules, Inc.*                                         10,889          126,312
International Flavors &
  Fragrances, Inc.                                       7,382          239,841
PPG Industries, Inc.                                    17,108        1,058,985
Praxair, Inc.                                           16,078          915,964
Rohm & Haas Co.                                         22,984          930,622
                                                                  -------------
                                                                     12,735,269
                                                                  -------------

COMMERCIAL SERVICES -- 1.3%
Allied Waste Industries, Inc.*                          16,934          162,566
Apollo Group, Inc. Cl. A*                               16,600          654,372

    The accompanying notes are an integral part of the financial statements.

                                       107

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
Block (H&R), Inc.                                       18,948    $     874,450
Cendant Corp.*                                          89,344        1,418,783
Cintas Corp.                                            16,700          825,481
Concord EFS, Inc.*                                      49,446        1,490,302
Convergys Corp.*                                        17,271          336,439
Donnelley (R.R.) & Sons Co.                              8,615          237,343
Ecolab, Inc.                                            12,329          569,970
Equifax, Inc.                                           12,749          344,223
Fluor Corp.                                              7,035          274,013
Moody's Corp.                                           15,186          755,503
Paychex, Inc.                                           37,006        1,157,918
PerkinElmer, Inc.                                       12,174          134,523
Quintiles
  Transnational Corp.*                                  11,503          143,672
Robert Half
  International, Inc.*                                  13,900          323,870
Ryder System, Inc.                                       8,205          222,273
Waste Management, Inc.                                  62,497        1,628,047
                                                                  -------------
                                                                     11,553,748
                                                                  -------------

COMMUNICATIONS -- 1.7%
ADC
  Telecommunications, Inc.*                             72,692          166,465
Andrew Corp.*                                            7,042          100,912
Avaya, Inc.*                                            28,337          140,268
Ciena Corp.*                                            31,200          130,728
Citizens
  Communications Co.*                                   21,400          178,904
Lucent Technologies, Inc.*                             329,252          546,558
Network Appliance, Inc.*                                33,138          412,237
Nextel Communications,
  Inc. Cl. A*                                           74,139          237,986
Nortel Networks Corp.*                                 306,232          444,036
Qualcomm, Inc.*                                         71,909        1,976,778
SBC Communications, Inc.                               324,509        9,897,524
Scientific-Atlanta, Inc.                                16,481          271,112
Tellabs, Inc.*                                          41,523          257,443
                                                                  -------------
                                                                     14,760,951
                                                                  -------------

COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                                         212,902        3,070,047
                                                                  -------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.4%
Autodesk, Inc.                                          12,006          159,079
Computer Sciences Corp.*                                15,096          721,589
Parametric
  Technology Corp.*                                     24,388           83,651
Sun Microsystems, Inc.*                                306,004        1,533,080
Teradyne, Inc.*                                         17,306          406,691
Unisys Corp.*                                           24,051          216,459
                                                                  -------------
                                                                      3,120,549
                                                                  -------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                               7,740          177,710
                                                                  -------------

COMPUTERS & INFORMATION -- 2.4%
Apple Computer, Inc.*                                   34,775    $     616,213
Cisco Systems, Inc.*                                   705,187        9,837,359
Comverse Technology, Inc.*                              17,729          164,171
Dell Computer Corp.*                                   252,948        6,612,061
EMC Corp.*                                             209,933        1,584,994
Gateway, Inc.*                                          32,368          143,714
International Game
  Technology*                                            9,089          515,346
Jabil Circuit, Inc.*                                    15,800          333,538
Lexmark International
  Group, Inc.*                                          12,528          681,523
Palm, Inc.*                                             58,354          102,703
Solectron Corp.*                                        78,253          481,256
Symbol Technologies, Inc.                               26,500          225,250
                                                                  -------------
                                                                     21,298,128
                                                                  -------------

COMPUTERS & OFFICE EQUIPMENT -- 2.2%
Electronic Data
  Systems Corp.                                         44,623        1,657,744
Hewlett-Packard Co.                                    289,652        4,425,883
International Business
  Machines Corp.                                       165,502       11,916,144
Pitney Bowes, Inc.                                      23,355          927,661
Xerox Corp.*                                            74,277          517,711
                                                                  -------------
                                                                     19,445,143
                                                                  -------------

CONTAINERS -- 0.2%
Ball Corp.                                               6,504          269,786
Bemis Co., Inc.                                          3,794          180,215
Pactiv Corp.*                                           14,898          354,572
Sealed Air Corp.*                                        6,748          271,742
Temple-Inland, Inc.                                      5,493          317,825
                                                                  -------------
                                                                      1,394,140
                                                                  -------------

COSMETICS & PERSONAL CARE -- 2.5%
Alberto-Culver Co. Cl. B                                 3,998          191,104
Avon Products, Inc.                                     23,319        1,218,185
Colgate-Palmolive Co.                                   54,619        2,733,681
The Gillette Co.                                       101,144        3,425,747
Kimberly-Clark Corp.                                    52,281        3,241,422
The Procter & Gamble Co.                               123,910       11,065,163
                                                                  -------------
                                                                     21,875,302
                                                                  -------------

DATA PROCESSING & PREPARATION -- 0.8%
Automatic Data
  Processing, Inc.                                      61,108        2,661,253
Deluxe Corp.                                             5,128          199,428
First Data Corp.                                        75,456        2,806,963
Fiserv, Inc.*                                           19,001          697,527
IMS Health, Inc.                                        28,425          510,229
NCR Corp.*                                              10,168          351,813
                                                                  -------------
                                                                      7,227,213
                                                                  -------------

ELECTRIC UTILITIES -- 2.5%
AES Corp.*                                              56,053    $     303,807
Allegheny Energy, Inc.                                   9,900          254,925
Ameren Corp.                                            16,042          689,966
American Electric Power Co.                             31,908        1,276,958
Calpine Corp.*                                          29,979          210,752
Cinergy Corp.                                           16,781          603,948
CMS Energy Corp.                                        14,154          155,411
Consolidated Edison, Inc.                               17,674          737,889
Constellation Energy
  Group, Inc.                                           13,164          386,232
Dominion Resources, Inc.                                25,820        1,709,284
DTE Energy Co.                                          13,052          582,641
Duke Energy Corp.                                       78,198        2,431,958
Edison International*                                   28,487          484,279
Entergy Corp.                                           20,706          878,763
Exelon Corp.                                            32,974        1,724,540
FirstEnergy Corp.                                       30,887        1,031,008
FPL Group, Inc.                                         15,615          936,744
Mirant Corp.*                                           39,788          290,452
NiSource, Inc.                                          22,285          486,482
PG&E Corp.*                                             37,781          675,902
Pinnacle West Capital Corp.                              6,050          238,975
PPL Corp.                                               13,955          461,631
Progress Energy, Inc.                                   20,021        1,041,292
Public Service Enterprise
  Group, Inc.                                           22,282          964,811
Reliant Energy, Inc.                                    28,622          483,712
Southern Co.                                            67,646        1,853,500
Teco Energy, Inc.                                       15,800          391,050
TXU Corp.                                               25,766        1,328,237
                                                                  -------------
                                                                     22,615,149
                                                                  -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 6.5%
Advanced Micro
  Devices, Inc.*                                        34,442          334,776
Altera Corp.*                                           39,004          530,064
American Power
  Conversion Corp.*                                     22,142          279,653
Analog Devices, Inc.*                                   33,125          983,812
Applied Micro
  Circuits Corp.*                                       26,400          124,872
Broadcom Corp. Cl. A*                                   26,300          461,302
Emerson Electric Co.                                    40,254        2,153,992
General Electric Co.                                   956,075       27,773,979
Intel Corp.                                            648,832       11,854,161
JDS Uniphase Corp.*                                    130,476          348,371
Johnson Controls, Inc.                                   9,251          754,974
Kla-Tencor Corp.*                                       18,528          815,047
Linear Technology Corp.                                 30,549          960,155
LSI Logic Corp.*                                        35,442          310,117
Maxim Integrated
  Products, Inc.*                                       31,299        1,199,691
Micron Technology, Inc.*                                58,980        1,192,576

    The accompanying notes are an integral part of the financial statements.

                                       108

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
Molex, Inc.                                             19,547    $     655,411
National
  Semiconductor Corp.*                                  18,212          531,244
Novellus Systems, Inc.*                                 14,031          477,054
Nvidia Corp.*                                           14,300          245,674
PMC-Sierra, Inc.*                                       14,879          137,928
Power-One, Inc.*                                         7,100           44,162
Qlogic Corp.*                                            8,800          335,280
Rockwell International Corp.                            15,632          312,327
Sanmina-SCI Corp.*                                      51,024          321,961
Texas Instruments, Inc.                                165,769        3,928,725
Thomas & Betts Corp.*                                    4,102           76,297
Vitesse
  Semiconductor Corp.*                                  23,200           72,152
Xilinx, Inc.*                                           32,468          728,257
                                                                  -------------
                                                                     57,944,014
                                                                  -------------

ENERGY -- 7.8%
Amerada Hess Corp.                                       8,560          706,200
Anadarko Petroleum Corp.                                22,654        1,116,842
Apache Corp.                                            12,541          720,857
BJ Services Co.*                                        15,100          511,588
Burlington Resources, Inc.                              18,780          713,640
ChevronTexaco Corp.                                    102,029        9,029,567
Conoco, Inc.                                            64,303        1,787,623
Devon Energy Corp.                                      15,700          773,696
Dynegy, Inc.                                            35,736          257,299
El Paso Corp.                                           54,435        1,121,905
EOG Resources, Inc.                                     11,700          464,490
Exxon Mobil Corp.                                      652,798       26,712,494
Halliburton Co.                                         41,984          669,225
Kerr-McGee Corp.                                         8,766          469,419
KeySpan Corp.                                           15,800          594,870
Kinder Morgan, Inc.                                     12,300          467,646
Marathon Oil Corp.                                      30,851          836,679
Nabors Industries Limited*                              14,369          507,226
Nicor, Inc.                                              3,282          150,151
Noble Corp.*                                            13,500          521,100
Occidental Petroleum Corp.                              39,551        1,186,134
Peoples Energy Corp.                                     2,562           93,411
Phillips Petroleum Co.                                  38,752        2,281,718
Rowan Companies, Inc.                                    9,866          211,626
Royal Dutch Petroleum Co.
  NY Shares                                            203,115       11,226,166
Schlumberger Limited                                    55,505        2,580,982
Sempra Energy                                           19,861          439,524
Sunoco, Inc.                                             7,056          251,405
Transocean Sedco
  Forex, Inc.                                           27,672          861,983
Unocal Corp.                                            20,529          758,341
The Williams
  Companies, Inc.                                       50,280          301,177
Xcel Energy, Inc.                                       38,587          647,104
                                                                  -------------
                                                                     68,972,088
                                                                  -------------

ENTERTAINMENT & LEISURE -- 0.7%
Brunswick Corp.                                          6,255    $     175,140
Carnival Corp.                                          56,068        1,552,523
The Disney (Walt) Co.                                  199,970        3,779,433
Harrah's
  Entertainment, Inc.*                                  12,116          537,345
                                                                  -------------
                                                                      6,044,441
                                                                  -------------

FINANCIAL SERVICES -- 2.9%
American Express Co.                                   128,760        4,676,563
Bear Stearns Companies, Inc.                            10,595          648,414
Countrywide Credit
  Industries, Inc.                                      10,500          506,625
Franklin Resources, Inc.                                26,130        1,114,183
Household International, Inc.                           43,136        2,143,859
Huntington Bancshares, Inc.                             17,321          336,374
Lehman Brothers
  Holdings, Inc.                                        22,318        1,395,321
MBNA Corp.                                              84,164        2,783,304
Merrill Lynch & Co., Inc.                               78,670        3,186,135
Morgan Stanley Dean
  Witter & Co.                                         106,199        4,575,053
Plum Creek Timber Co., Inc.                             16,500          506,550
PNC Financial Services
  Group, Inc.                                           29,813        1,558,624
Price (T. Rowe) Group, Inc.                             12,713          418,003
The Schwab
  (Charles) Corp.                                      130,705        1,463,896
Simon Property Group, Inc.                              12,200          449,448
Stillwell Financial, Inc.                               21,994          400,291
                                                                  -------------
                                                                     26,162,643
                                                                  -------------

FOODS -- 1.9%
Archer-Daniels-Midland Co.                              57,079          730,040
Campbell Soup Co.                                       35,246          974,904
ConAgra Foods, Inc.                                     53,969        1,492,243
General Mills, Inc.                                     36,351        1,602,352
Heinz (H. J.) Co.                                       34,122        1,402,414
Hershey Foods Corp.                                     14,242          890,125
Kellogg Co.                                             41,516        1,488,764
The Kroger Co.*                                         74,375        1,480,062
Safeway, Inc.*                                          48,477        1,415,044
Sara Lee Corp.                                          77,536        1,600,343
Starbucks Corp.*                                        39,348          977,798
SuperValu, Inc.                                         11,432          280,427
Sysco Corp.                                             63,578        1,730,593
Wrigley (Wm.) Jr. Co.                                   19,304        1,068,476
                                                                  -------------
                                                                     17,133,585
                                                                  -------------

FOREST PRODUCTS & PAPER -- 0.5%
Boise Cascade Corp.                                      7,301          252,104
Georgia-Pacific Corp.                                   23,272          572,026
International Paper Co.                                 45,351        1,976,397
MeadWestvaco Corp.                                      19,744    $     662,609
Weyerhaeuser Co.                                        22,111        1,411,787
                                                                  -------------
                                                                      4,874,923
                                                                  -------------

HEALTHCARE -- 1.1%
HCA, Inc.                                               51,285        2,436,037
Health Management
  Associates, Inc. Cl. A*                               24,700          497,705
Healthsouth Corp.*                                      38,081          487,056
Humana, Inc.*                                           15,796          246,891
Manor Care, Inc.*                                       11,581          266,363
Tenet Healthcare Corp.*                                 32,152        2,300,476
UnitedHealth Group, Inc.                                28,774        2,634,260
Wellpoint Health
  Networks, Inc.*                                       13,020        1,013,086
                                                                  -------------
                                                                      9,881,874
                                                                  -------------

HOME CONSTRUCTION, FURNISHINGS
  & APPLIANCES -- 0.2%
Centex Corp.                                             6,305          364,366
KB Home                                                  5,585          287,683
Leggett & Platt, Inc.                                   16,147          377,840
Maytag Corp.                                             7,838          334,291
Pulte Homes, Inc.                                        6,473          372,068
Whirlpool Corp.                                          6,729          439,807
                                                                  -------------
                                                                      2,176,055
                                                                  -------------

HOUSEHOLD PRODUCTS -- 0.9%
Black & Decker Corp.                                     9,150          441,030
The Clorox Co.                                          23,615          976,480
Corning, Inc.*                                          92,261          327,527
Fortune Brands, Inc.                                    12,680          710,080
Newell Rubbermaid, Inc.                                 27,171          952,615
Sherwin-Williams Co.                                    13,589          406,719
Snap-On, Inc.                                            4,103          121,818
The Stanley Works                                        8,855          363,144
Tupperware Corp.                                         4,102           85,281
Unilever NV NY Shares                                   56,110        3,635,928
                                                                  -------------
                                                                      8,020,622
                                                                  -------------

INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                                    9,666          484,267
                                                                  -------------

INDUSTRIAL - DIVERSIFIED -- 1.4%
3M Co.                                                  37,499        4,612,377
Cooper Industries Limited
  Cl. A                                                  9,265          364,115
Danaher Corp.                                           13,250          879,138
Eaton Corp.                                              7,028          511,287
Illinois Tool Works, Inc.                               30,633        2,092,234
ITT Industries, Inc.                                     9,655          681,643
McDermott
  International, Inc.*                                   4,606           37,309

    The accompanying notes are an integral part of the financial statements.

                                       109

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
Textron, Inc.                                           13,855    $     649,800
Tyco International Limited                             190,954        2,579,789
                                                                  -------------
                                                                     12,407,692
                                                                  -------------

INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                                           53,460          789,070
                                                                  -------------

INSURANCE -- 4.8%
ACE Limited                                             25,900          818,440
Aetna, Inc.                                             13,249          635,555
AFLAC, Inc.                                             51,738        1,655,616
Allstate Corp.                                          71,215        2,633,531
Ambac Financial Group, Inc.                              9,100          611,520
American International
  Group, Inc.                                          250,708       17,105,807
Aon Corp.                                               26,452          779,805
Chubb Corp.                                             17,009        1,204,237
Cigna Corp.                                             13,588        1,323,743
Cincinnati Financial Corp.                              12,684          590,187
Conseco, Inc.*                                          43,675           87,350
The Hartford Financial
  Services Group, Inc.                                  24,534        1,459,037
Jefferson-Pilot Corp.                                   15,173          713,131
John Hancock Financial
  Services, Inc.                                        27,979          984,861
Lincoln National Corp.                                  20,139          845,838
Loews Corp.                                             18,848          998,756
Marsh & McLennan
  Companies, Inc.                                       27,376        2,644,522
MBIA, Inc.                                              13,911          786,389
Metlife, Inc.                                           71,200        2,050,560
MGIC Investment Corp.                                    8,987          609,319
Progressive Corp.                                       22,287        1,289,303
Safeco Corp.                                            14,925          461,033
The St. Paul Companies, Inc.                            20,075          781,319
Torchmark Corp.                                          9,126          348,613
UnumProvident Corp.                                     20,425          519,816
XL Capital Limited Cl. A                                11,600          982,520
                                                                  -------------
                                                                     42,920,808
                                                                  -------------

LODGING -- 0.2%
Hilton Hotels Corp.                                     37,851          526,129
Marriott International,
  Inc. Cl. A                                            24,423          929,295
Starwood Hotels & Resorts
  Worldwide, Inc.                                       17,827          586,330
                                                                  -------------
                                                                      2,041,754
                                                                  -------------

MACHINERY & COMPONENTS -- 0.7%
Baker Hughes, Inc.                                      31,483        1,048,069
Caterpillar, Inc.                                       31,116        1,523,128
Cummins, Inc.                                            5,473          181,156
Deere & Co.                                             23,013        1,102,323
Dover Corp.                                             21,359          747,565
Ingersoll-Rand Co. Cl. A                                17,386          793,845
Pall Corp.                                               8,718    $     180,899
Parker-Hannifin Corp.                                   11,898          568,605
                                                                  -------------
                                                                      6,145,590
                                                                  -------------

MANUFACTURING -- 0.5%
American Standard
  Companies*                                             6,900          518,190
Applied Materials, Inc.*                               155,952        2,966,207
Avery-Dennison Corp.                                    10,898          683,850
Millipore Corp.                                          4,281          136,906
                                                                  -------------
                                                                      4,305,153
                                                                  -------------

MEDICAL SUPPLIES -- 1.9%
Agilent Technologies, Inc.*                             45,705        1,080,923
Allergan, Inc.                                          12,829          856,336
Applied Biosystems
  Group-Applera Corp.                                   18,668          363,839
Bard (C.R.), Inc.                                        5,489          310,568
Bausch & Lomb, Inc.                                      5,194          175,817
Baxter International, Inc.                              56,726        2,521,471
Becton, Dickinson & Co.                                 25,546          880,060
Biomet, Inc.                                            27,094          734,789
Boston Scientific Corp.*                                40,020        1,173,386
Guidant Corp.*                                          27,941          844,656
Medtronic, Inc.                                        117,414        5,031,190
St. Jude Medical, Inc.*                                  7,148          527,880
Stryker Corp.                                           19,901        1,064,903
Tektronix, Inc.*                                         8,170          152,861
Thermo Electron Corp.*                                  16,375          270,188
Waters Corp.*                                           11,500          307,050
Zimmer Holdings, Inc.*                                  16,778          598,303
                                                                  -------------
                                                                     16,894,220
                                                                  -------------

METALS & MINING -- 0.9%
Alcan, Inc.                                             32,428        1,216,699
Alcoa, Inc.                                             82,966        2,750,323
Allegheny Technologies, Inc.                             5,947           93,963
Barrick Gold Corp.                                      51,229          972,839
Crane Co.                                                4,707          119,464
Freeport-McMoran Copper &
  Gold, Inc. Cl. B*                                     14,583          260,307
Inco Limited*                                           13,721          310,643
Newmont Mining Corp.                                    35,597          937,269
Nucor Corp.                                              8,250          536,580
Phelps Dodge Corp.                                       8,739          360,047
Placer Dome, Inc.                                       30,478          341,658
United States Steel Corp.                                6,256          124,432
Worthington Industries, Inc.                             6,352          114,971
                                                                  -------------
                                                                      8,139,195
                                                                  -------------

PHARMACEUTICALS -- 10.5%
Abbott Laboratories                                    149,737        5,637,598
AmerisourceBergen Corp.                                  8,816          670,016
Amgen, Inc.*                                           100,214        4,196,962
Biogen, Inc.*                                           15,262          632,305
Bristol-Myers Squibb Co.                               186,284    $   4,787,499
Cardinal Health, Inc.                                   43,979        2,700,750
Chiron Corp.*                                           18,900          668,115
Eli Lilly & Co.                                        109,695        6,186,798
Forest Laboratories,
  Inc. Cl. A*                                           16,200        1,146,960
Genzyme Corp.*                                          20,300          390,572
Immunex Corp.*                                          52,900        1,181,786
Johnson & Johnson                                      289,900       15,150,174
King Pharmaceuticals, Inc.*                             22,648          503,918
McKesson, Inc.                                          28,998          948,235
Medimmune, Inc.*                                        23,669          624,862
Merck & Co., Inc.                                      219,362       11,108,492
Pfizer, Inc.                                           608,243       21,288,505
Pharmacia Corp.                                        125,042        4,682,823
Schering-Plough Corp.                                  143,686        3,534,676
Sigma-Aldrich Corp.                                      7,951          398,743
Watson
  Pharmaceutical, Inc.*                                  8,671          219,116
Wyeth                                                  127,404        6,523,085
                                                                  -------------
                                                                     93,181,990
                                                                  -------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                       28,447          829,799
                                                                  -------------

PREPACKAGED SOFTWARE -- 4.4%
Adobe Systems, Inc.                                     23,422          667,527
BMC Software, Inc.*                                     24,231          402,235
Citrix Systems, Inc.*                                   18,527          111,903
Computer Associates
  International, Inc.                                   56,539          898,405
Compuware Corp.*                                        37,137          225,422
Intuit, Inc.*                                           21,700        1,078,924
Microsoft Corp.*                                       521,895       28,547,657
Novell, Inc.*                                           31,182          100,094
Oracle Corp.*                                          534,528        5,061,980
Peoplesoft, Inc.*                                       28,887          429,839
Rational Software Corp.*                                17,500          143,675
Siebel Systems, Inc.*                                   43,662          620,874
Veritas Software Corp.*                                 36,590          724,116
                                                                  -------------
                                                                     39,012,651
                                                                  -------------

REAL ESTATE -- 0.2%
Equity Office Properties
  Trust                                                 38,600        1,161,860
Equity Residential
  Properties Trust                                      28,000          805,000
                                                                  -------------
                                                                      1,966,860
                                                                  -------------

RESTAURANTS -- 0.6%
Darden Restaurants, Inc.                                18,628          460,112
McDonald's Corp.                                       124,760        3,549,422
Wendy's International, Inc.                              8,501          338,595
Yum! Brands, Inc.*                                      26,120          764,010
                                                                  -------------
                                                                      5,112,139
                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       110

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
RETAIL-- 6.8%
AutoZone, Inc.*                                         10,536    $     814,433
Bed Bath & Beyond, Inc.*                                28,796        1,086,761
Best Buy Co., Inc.*                                     29,341        1,065,078
Big Lots, Inc.                                           7,996          157,361
Circuit City Stores-Circuit
  City Group                                            20,559          385,481
Costco Wholesale Corp.*                                 45,289        1,749,061
CVS Corp.                                               38,089        1,165,523
Dillards, Inc. Cl. A                                    10,165          267,238
Dollar General Corp.                                    32,831          624,774
Family Dollar Stores, Inc.                              17,724          624,771
Federated Department
  Stores, Inc.*                                         16,578          658,147
The Home Depot, Inc.                                   227,587        8,359,271
Kohls Corp.*                                            30,876        2,163,790
Lowe's Companies, Inc.                                  74,550        3,384,570
The May Department
  Stores Co.                                            29,287          964,421
Office Depot, Inc.*                                     25,959          436,111
Penney (J.C.) Co., Inc.                                 27,561          606,893
RadioShack Corp.                                        17,030          511,922
Sears, Roebuck and Co.                                  31,623        1,717,129
Staples, Inc.*                                          45,956          905,333
Target Corp.                                            85,710        3,265,551
Tiffany & Co.                                           11,856          417,331
TJX Companies, Inc.                                     52,660        1,032,663
Toys R Us, Inc.*                                        18,682          326,375
Walgreen Co.                                           100,180        3,869,953
Wal-Mart Stores, Inc.                                  429,073       23,603,306
                                                                  -------------
                                                                     60,163,247
                                                                  -------------

RETAIL - GROCERY -- 0.2%
Albertson's, Inc.                                       40,648        1,238,138
Winn-Dixie Stores, Inc.                                 12,955          201,968
                                                                  -------------
                                                                      1,440,106
                                                                  -------------

TELEPHONE UTILITIES -- 2.8%
Alltel Corp.                                            31,657        1,487,879
AT&T Corp.                                             342,369        3,663,348
AT&T Wireless
  Services, Inc.*                                      261,326        1,528,757
BellSouth Corp.                                        183,523        5,780,975
CenturyTel, Inc.                                        11,748          346,566
Qwest Communications
  International, Inc.*                                 155,321          434,899
Sprint Corp. (FON Group)                                88,948          943,738
Sprint Corp. (PCS Group)*                               96,117          429,643
Verizon
  Communications, Inc.                                 259,783       10,430,287
                                                                  -------------
                                                                     25,046,092
                                                                  -------------

TOBACCO -- 1.1%
Philip Morris
  Companies, Inc.                                      208,439    $   9,104,616
UST, Inc.                                               15,587          529,958
                                                                  -------------
                                                                      9,634,574
                                                                  -------------

TOYS, GAMES -- 0.1%
Hasbro, Inc.                                            12,204          165,486
Mattel, Inc.                                            42,352          892,780
                                                                  -------------
                                                                      1,058,266
                                                                  -------------

TRANSPORTATION -- 0.6%
Burlington Northern Santa
  Fe Corp.                                              38,256        1,147,680
CSX Corp.                                               20,386          714,529
FedEx Corp.                                             28,212        1,506,521
Norfolk Southern Corp.                                  38,877          908,944
Union Pacific Corp.                                     23,438        1,483,157
                                                                  -------------
                                                                      5,760,831
                                                                  -------------

Travel-- 0.1%
Sabre Holdings Corp.*                                   14,528          520,102
                                                                  -------------

TOTAL EQUITIES
(COST $1,096,404,329)                                               874,007,445
                                                                  -------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                  ------------
SHORT-TERM INVESTMENTS -- 6.3%
CASH EQUIVALENTS -- 4.7%**
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                               $    912,870          912,870
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                  4,564,352        4,564,352
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                    741,087          741,087
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                                    782,176          782,176
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                  3,561,876        3,561,876
Fleet National Bank Note
  2.000% 07/03/2002                                    912,692          912,692
Merrill Lynch Bank Note
  1.910% 11/26/2002                                    912,870          912,870

                                                    PRINCIPAL        MARKET
                                                     AMOUNT           VALUE
                                                  ------------    -------------
Merrill Lynch Bank Note
  1.920% 04/16/2003                               $    456,435    $     456,435
Merrimac Money
  Market Fund                                       25,748,182       25,748,182
Morgan Stanley Dean
  Witter & Co.
  2.080% 11/08/2002                                    684,653          684,653
National City Bank Note
  1.820% 01/23/2003                                  1,141,088        1,141,088
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                    282,176          282,176
US Bank Note
  1.800% 11/06/2002                                  1,141,088        1,141,088
                                                                  -------------
                                                                     41,841,545
                                                                  -------------

REPURCHASE AGREEMENT -- 1.5%
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002(a)                                 13,258,481       13,258,481
                                                                  -------------

U.S. TREASURY BILLS -- 0.1%
U.S. Treasury Bill***
  1.660% 07/18/2002                                    650,000          649,431
U.S. Treasury Bill***
  1.710% 07/18/2002                                    275,000          274,752
                                                                  -------------
                                                                        924,183
                                                                  -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                  56,024,209
                                                                  -------------

TOTAL INVESTMENTS -- 104.6%
(COST $1,152,428,538)****                                           930,031,654

OTHER ASSETS/
(LIABILITIES)-- (4.6%)                                              (41,002,847)
                                                                  -------------

NET ASSETS-- 100.0%                                               $ 889,028,807
                                                                  =============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
*** This security is held as collateral for open futures contracts. (NOTE 2). **** Aggregate cost for federal tax purposes. (NOTE 7).
(a) Maturity value of $13,259,619. Collateralized by U.S. Government agency obligation with a rate of 2.29%, Maturity date of 06/15/2026, and aggregate market value, including accrued interest, of $13,922,440.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INDEXED EQUITY FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                              JUNE 30, 2002
                                                                                                               (UNAUDITED)
                                                                                                           ------------------
ASSETS:
        Investments, at value (cost $1,096,404,329) (NOTE 2)                                               $      874,007,445
        Short-term investments, at amortized cost (NOTE 2)                                                         56,024,209
                                                                                                           ------------------
            Total Investments (including securities on loan with market values of $40,104,012)                    930,031,654
        Receivables from:
            Interest and dividends                                                                                  1,252,100
            Foreign taxes withheld                                                                                        217
                                                                                                           ------------------
                Total assets                                                                                      931,283,971
                                                                                                           ------------------

LIABILITIES:
        Payables for:
            Variation margin on open futures contracts (NOTE 2)                                                        19,950
            Securities on loan (NOTE 2)                                                                            41,841,545
            Directors' fees and expenses (NOTE 3)                                                                      11,800
            Affiliates (NOTE 3):
                Investment management fees                                                                             69,763
                Administration fees                                                                                   225,750
                Service fees                                                                                           44,018
        Accrued expense and other liabilities                                                                          42,338
                                                                                                           ------------------
                Total liabilities                                                                                  42,255,164
                                                                                                           ------------------
        NET ASSETS                                                                                         $      889,028,807
                                                                                                           ==================

NET ASSETS CONSIST OF:
        Paid-in capital                                                                                    $    1,133,156,119
        Undistributed net investment income                                                                         4,744,732
        Accumulated net realized loss on investments and futures contracts                                        (26,221,260)
        Net unrealized depreciation on investments and futures contracts                                         (222,650,784)
                                                                                                           ------------------
                                                                                                           $      889,028,807
                                                                                                           ==================

NET ASSETS:
        Class A                                                                                            $       68,542,383
                                                                                                           ==================
        Class L                                                                                            $       53,928,961
                                                                                                           ==================
        Class Y                                                                                            $      160,025,615
                                                                                                           ==================
        Class S                                                                                            $      580,957,122
                                                                                                           ==================
        Class Z                                                                                            $       25,574,726
                                                                                                           ==================

SHARES OUTSTANDING:
        Class A                                                                                                     7,519,114
                                                                                                           ==================
        Class L                                                                                                     5,889,457
                                                                                                           ==================
        Class Y                                                                                                    17,438,715
                                                                                                           ==================
        Class S                                                                                                    62,802,082
                                                                                                           ==================
        Class Z                                                                                                     2,762,299
                                                                                                           ==================

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                            $             9.12
                                                                                                           ==================
        Class L                                                                                            $             9.16
                                                                                                           ==================
        Class Y                                                                                            $             9.18
                                                                                                           ==================
        Class S                                                                                            $             9.25
                                                                                                           ==================
        Class Z                                                                                            $             9.26
                                                                                                           ==================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                            SIX MONTHS ENDED
                                                                                                              JUNE 30, 2002
                                                                                                               (UNAUDITED)
                                                                                                           ------------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $37,571)                                                      $        6,763,211
        Interest (including securities lending income of $47,441)                                                     118,748
                                                                                                           ------------------
                 Total investment income                                                                            6,881,959
                                                                                                           ------------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                           469,687
        Custody fees                                                                                                   50,876
        Audit and legal fees                                                                                           23,552
        Shareholder reporting fees                                                                                     22,916
        Directors' fees (NOTE 3)                                                                                       10,045
                                                                                                           ------------------
                                                                                                                      577,076
        Administration fees (NOTE 3):
            Class A                                                                                                   178,340
            Class L                                                                                                   117,476
            Class Y                                                                                                   295,275
            Class S                                                                                                   928,650
            Class Z                                                                                                     7,354
        Service fees (NOTE 3):
            Class A                                                                                                    92,944
                                                                                                           ------------------
                 Total expenses                                                                                     2,197,115
                                                                                                           ------------------
                 NET INVESTMENT INCOME                                                                              4,684,844
                                                                                                           ------------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on:
            Investment transactions                                                                               (12,219,198)
            Closed futures contracts                                                                                 (943,918)
                                                                                                           ------------------
                 Net realized loss                                                                                (13,163,116)
                                                                                                           ------------------

        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                                          (127,014,998)
            Open futures contracts                                                                                   (178,235)
                                                                                                           ------------------
                 Net unrealized loss                                                                             (127,193,233)
                                                                                                           ------------------
                 NET REALIZED AND UNREALIZED LOSS                                                                (140,356,349)
                                                                                                           ------------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $     (135,671,505)
                                                                                                           ==================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS ENDED
                                                                                         JUNE 30, 2002          YEAR ENDED
                                                                                          (UNAUDITED)        DECEMBER 31, 2001
                                                                                       ----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                                             $      4,684,844      $       8,142,746
     Net realized loss on investment transactions and futures contracts                     (13,163,116)           (10,897,845)
     Net change in unrealized appreciation (depreciation) on investments
        and futures contracts                                                              (127,193,233)          (119,471,079)
                                                                                       ----------------      -----------------
         NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                              (135,671,505)          (122,226,178)
                                                                                       ----------------      -----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
     From net investment income:
     Class A                                                                                          -               (581,709)
     Class L                                                                                          -               (313,380)
     Class Y                                                                                          -             (1,607,400)
     Class S                                                                                          -             (5,696,484)
     Class Z                                                                                          -                 (1,104)*
                                                                                       ----------------      -----------------
         TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                               -             (8,200,077)
                                                                                       ----------------      -----------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
     Class A                                                                                 (3,334,714)            46,049,417
     Class L                                                                                 21,175,797             16,903,599
     Class Y                                                                                 12,862,399             75,078,946
     Class S                                                                                 26,887,834            (17,576,835)
     Class Z                                                                                 29,868,705                104,104*
                                                                                       ----------------      -----------------
         INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                             87,460,021            120,559,231
                                                                                       ----------------      -----------------
     TOTAL DECREASE IN NET ASSETS                                                           (48,211,484)            (9,867,024)

NET ASSETS:
     Beginning of period                                                                    937,240,291            947,107,315
                                                                                       ----------------      -----------------
     End of period (including undistributed net investment income of
       $4,744,732 and $59,888, respectively)                                           $    889,028,807      $     937,240,291
                                                                                       ================      =================

 * FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                        CLASS A
                                                                                        -------
                                                    SIX MONTHS ENDED
                                                        6/30/02          YEAR ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                                      (UNAUDITED)         12/31/01      12/31/00       12/31/99++     02/28/99
                                                    ----------------     ----------    ----------    ------------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                $          10.55     $    12.17    $    13.81    $      11.81    $    10.00
                                                    ----------------     ----------    ----------    ------------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.03***        0.06***       0.05***         0.07***       0.06 ***
  Net realized and unrealized
     gain (loss) on investments                                (1.46)         (1.60)        (1.40)           2.18          1.78
                                                    ----------------     ----------    ----------    ------------    ----------
       Total income (loss) from
         investment operations                                 (1.43)         (1.54)        (1.35)           2.25          1.84
                                                    ----------------     ----------    ----------    ------------    ----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       -          (0.08)        (0.10)          (0.10)        (0.03)
  From net realized gains                                          -              -         (0.19)          (0.15)            -
                                                    ----------------     ----------    ----------    ------------    ----------
       Total distributions                                         -          (0.08)        (0.29)          (0.25)        (0.03)
                                                    ----------------     ----------    ----------    ------------    ----------
NET ASSET VALUE, END OF PERIOD                      $           9.12     $    10.55    $    12.17    $      13.81    $    11.81
                                                    ================     ==========    ==========    ============    ==========
TOTAL RETURN@                                                 (13.55)%**     (12.69)%       (9.88)%         19.14%**      18.40%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                 $         68,542     $   81,682    $   41,829    $      2,066    $      118
  Net expenses to average daily net assets                      0.85%*         0.86%         0.84%           0.85%*        1.09%
  Net investment income to average daily net assets             0.62%*         0.52%         0.41%           0.59%*        0.57%
  Portfolio turnover rate                                          1%**           4%           10%            N/A           N/A

                                                                               CLASS L
                                                                               -------
                                                    SIX MONTHS ENDED
                                                        6/30/02          YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                      (UNAUDITED)         12/31/01      12/31/00       12/31/99+
                                                    ----------------     ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $          10.58     $    12.18    $    13.80    $      13.11
                                                    ----------------     ----------    ----------    ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.04***        0.08***       0.09***         0.06***
  Net realized and unrealized
     gain (loss) on investments                                (1.46)         (1.60)        (1.41)           0.90
                                                    ----------------     ----------    ----------    ------------
       Total income (loss) from
         investment operations                                 (1.42)         (1.52)        (1.32)           0.96
                                                    ----------------     ----------    ----------    ------------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       -          (0.08)        (0.11)          (0.12)
  From net realized gains                                          -              -         (0.19)          (0.15)
                                                    ----------------     ----------    ----------    ------------
       Total distributions                                         -          (0.08)        (0.30)          (0.27)
                                                    ----------------     ----------    ----------    ------------
NET ASSET VALUE, END OF PERIOD                      $           9.16     $    10.58    $    12.18    $      13.80
                                                    ================     ==========    ==========    ============
TOTAL RETURN@                                                 (13.42)%**     (12.46)%       (9.61)%          7.38%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                 $         53,929     $   40,420    $   28,623    $      1,772
  Net expenses to average daily net assets                      0.60%*         0.60%         0.59%           0.60%*
  Net investment income to average daily net assets             0.88%*         0.75%         0.64%           0.90%*
  Portfolio turnover rate                                          1%**           4%           10%            N/A

  *     ANNUALIZED.
  **    PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***   PER SHARE AMOUNT CALCULATED ON THE AVERAGES SHARE METHOD.
  + FOR THE PERIOD FROM JULY 1, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  ++    FOR THE PERIOD FROM MARCH 1, 1999 THROUGH DECEMBER 31, 1999.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHANGES.


    The accompanying notes are an integral part of the financial statements.

                                                                         CLASS Y
                                                                         -------
                                     SIX MONTHS ENDED
                                         6/30/02          YEAR ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                       (UNAUDITED)         12/31/01      12/31/00       12/31/99++     02/28/99
                                     ----------------     ----------    ----------    ------------    ----------

NET ASSET VALUE, BEGINNING OF PERIOD $          10.60     $    12.21    $    13.81    $      11.79    $    10.00
                                     ----------------     ----------    ----------    ------------    ----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income                          0.05***        0.10***       0.11***         0.11***       0.12***
  Net realized and unrealized
     gain (loss) on investments                 (1.47)         (1.61)        (1.41)           2.18          1.78
                                     ----------------     ----------    ----------    ------------    ----------
       Total income (loss) from
         investment operations                  (1.42)         (1.51)        (1.30)           2.29          1.90
                                     ----------------     ----------    ----------    ------------    ----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        -          (0.10)        (0.11)          (0.12)        (0.11)
  From net realized gains                           -              -         (0.19)          (0.15)            -
                                     ----------------     ----------    ----------    ------------    ----------
       Total distributions                          -          (0.10)        (0.30)          (0.27)        (0.11)
                                     ----------------     ----------    ----------    ------------    ----------
NET ASSET VALUE, END OF PERIOD       $           9.18     $    10.60    $    12.21    $      13.81    $    11.79
                                     ================     ==========    ==========    ============    ==========
TOTAL RETURN@                                  (13.40)%**     (12.37)%       (9.46)%         19.46%**      18.98%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)  $        160,026     $  172,244    $  115,648    $     46,253 $         859
  Net expenses to average daily
  net assets                                     0.45%*         0.45%         0.44%           0.44%*        0.52%
  Net investment income to average
     daily net assets                            1.01%*         0.90%         0.80%           1.01%*        1.09%
  Portfolio turnover rate                           1%**           4%           10%            N/A           N/A


                                                                               CLASS S
                                                                               -------
                                     SIX MONTHS ENDED
                                          6/30/02         YEAR ENDED    YEAR ENDED     YEAR ENDED        YEAR ENDED
                                        (UNAUDITED)        12/31/01       12/31/00      12/31/99++        02/28/99
                                     ----------------     ----------    ----------     -----------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD $          10.68     $    12.29    $    13.88     $     11.82    $          10.00
                                     ----------------     ----------    ----------     -----------    ----------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income                          0.05 ***       0.11***       0.11***         0.12***             0.13***
  Net realized and unrealized
     gain (loss) on investments                 (1.48)         (1.62)        (1.42)           2.19                1.78
                                     ----------------     ----------    ----------     -----------    ----------------
       Total income (loss) from
         investment operations                  (1.43)         (1.51)        (1.31)           2.31                1.91
                                     ----------------     ----------    ----------     -----------    ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        -          (0.10)        (0.09)          (0.10)              (0.09)
  From net realized gains                           -              -         (0.19)          (0.15)                  -
                                     ----------------     ----------    ----------     -----------    ----------------
       Total distributions                          -          (0.10)        (0.28)          (0.25)              (0.09)
                                     ----------------     ----------    ----------     -----------    ----------------
NET ASSET VALUE, END OF PERIOD       $           9.25     $    10.68    $    12.29     $      3.88    $          11.82
                                     ================     ==========    ==========     ===========    ================
TOTAL RETURN@                                  (13.39)%**     (12.33)%       (9.47)%         19.61%**            19.13%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)  $        580,957     $  642,799    $  761,008     $   813,419    $        426,687
  Net expenses to average daily
  net assets                                     0.42%*         0.42%         0.42%           0.42%*              0.43%
  Net investment income to average
     daily net assets                            1.04%*         0.92%         0.83%           1.06%*              1.23%
  Portfolio turnover rate                           1%**           4%           10%            N/A                 N/A

                                                  CLASS Z
                                                  -------
                                     SIX MONTHS ENDED
                                         6/30/02          YEAR ENDED
                                       (UNAUDITED)        12/31/01+
                                     ----------------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD $          10.68     $    11.66
                                     ----------------     ----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income                          0.06***        0.09***
  Net realized and unrealized
     gain (loss) on investments                 (1.48)         (0.95)
                                     ----------------     ----------
       Total income (loss) from
         investment operations                  (1.42)         (0.86)
                                     ----------------     ----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        -          (0.12)
  From net realized gains                           -              -
                                     ----------------     ----------
       Total distributions                          -          (0.12)
                                     ----------------     ----------
NET ASSET VALUE, END OF PERIOD       $           9.26     $    10.68
                                     ================     ==========
TOTAL RETURN@                                  (13.30)%**      (7.33)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)  $         25,575     $       95
  Net expenses to average daily
  net assets                                     0.21%*         0.21%*
  Net investment income to average
     daily net assets                            1.27%*         1.20%*
  Portfolio turnover rate                           1%**           4%**

  *     ANNUALIZED.
  **    PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***   PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
  ++    FOR THE PERIOD FROM MARCH 1, 1999 THROUGH DECEMBER 31, 1999.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHANGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BLUE CHIP GROWTH FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL BLUE CHIP GROWTH FUND?

The objectives and policies of the Fund are to:
-   achieve long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies whose stock is included in the S&P 500 Index or the Dow Jones Industrial Average, and companies with market capitalizations of at least $1 billion if not included in either index)
-   utilize a growth-oriented strategy in making investment decisions
-   utilize fundamental analysis to identify companies which
    - are of high investment quality or possess a unique product, market position or operating characteristics
    - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned -16.81%, trailing the -13.15% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The Fund's growth-oriented strategy was decidedly out of favor during most of the period. In the first two months of the year, share prices backed off from the levels reached during the vigorous rally at the end of 2001. Investors adopted a cautious attitude in view of how far the markets had rallied and the widespread opinion that the Federal Reserve Board was likely near the end of its series of cuts in short-term interest rates. Furthermore, valuations were high because investors had pushed share prices up in anticipation of an earnings rebound but with little concrete evidence that earnings were, in fact, recovering. March alone offered a conducive environment for growth stocks. The news that industrial production registered back-to-back gains in January and February, along with a surge in consumer confidence, prompted a brief rally.

In the second quarter, the benchmark turned in its second-worst quarterly performance since the current market decline began in March of 2000. Lackluster earnings, especially in the technology and telecommunications sectors, were certainly part of the reason for the decline. However, a spate of accounting improprieties was equally to blame, as investors began to seriously question the truth of the numbers they received from U.S. companies. This issue was brought sharply into focus by WorldCom's admission, near the end of June, that it improperly booked $3.8 billion in expenses over two years. If the individuals involved are convicted of wrongdoing, it could be one of the largest cases of accounting fraud in history. Corporate CEO's also fared badly in the news, as a number of them were asked to step down for reasons ranging from tax evasion to insider trading.

Against this backdrop the Fund underperformed its benchmark. Our overweighting in technology was responsible for much of the underperformance. Stock selection in technology also was problematic, as core holding Intel fell because of lowered earnings estimates and Teradyne, a software holding declined after missing first-quarter earnings estimates. Meanwhile, an underweighting in financials, which is typically not considered a growth sector but tends to hold up well when the overall market experiences difficulty, also detracted from our performance versus the S&P 500. On the positive side, stock selection in health care helped our relative performance, particularly one pharmaceutical company that responded well to news that one of its drugs could be used for cosmetic purposes.

WHAT IS YOUR OUTLOOK?

We remain focused on identifying companies with strong fundamentals and improving earnings. Our strategy is to look at both short-term and long-term earnings prospects, as well as valuations. We sympathize with shareholders who have suffered through an extremely challenging two years of losses for growth stocks, and look forward to better times ahead for our sector of the market.

                                      MASSMUTUAL BLUE CHIP GROWTH FUND
                                      LARGEST STOCK HOLDINGS (6/30/02)

                                    Microsoft Corp.
                                    Pfizer, Inc.
                                    General Electric Co.
                                    The Coca-Cola Co.
                                    Wal-Mart Stores, Inc.
                                    American International Group, Inc.
                                    Intel Corp.
                                    Citigroup, Inc.
                                    Johnson & Johnson
                                    Philip Morris Companies, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Blue Chip Growth Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MASSMUTUAL BLUE CHIP GROWTH FUND
TOTAL RETURN

                                                     SINCE INCEPTION
                  YEAR TO DATE        ONE YEAR        AVERAGE ANNUAL
                1/1/02 - 6/30/02  7/1/01 - 6/30/02   6/1/01 - 6/30/02
Class S            -16.81%            -23.07%             -22.68%
Class A            -17.09%            -23.50%             -23.15%
Class Y            -16.92%            -23.17%             -22.78%
Class L            -16.94%            -23.27%             -22.87%
---------------------------------------------------------------------

S&P 500 Index      -13.15%            -17.98%             -18.59%
---------------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

         CLASS S    CLASS A     CLASS Y    CLASS L    S&P 500 INDEX
6/1/01   $  10,000  $  10,000   $  10,000  $  10,000  $      10,000
  6/01   $   9,840  $   9,830   $   9,840  $   9,840  $       9,757
 12/01   $   9,100  $   9,070   $   9,100  $   9,090  $       9,215
  6/02   $   7,570  $   7,520   $   7,560  $   7,550  $       8,003

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL BLUE CHIP GROWTH FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------

EQUITIES -- 97.5%
ADVERTISING -- 0.1%
Omnicom Group, Inc.                                      7,300    $     334,340
                                                                  -------------

AEROSPACE & Defense -- 1.5%
Boeing Co.                                              39,200        1,764,000
Lockheed Martin Corp.                                   30,000        2,085,000
Northrop Grumman Corp.                                  10,500        1,312,500
                                                                  -------------
                                                                      5,161,500
                                                                  -------------

AIR TRANSPORTATION -- 0.2%
Southwest Airlines Co.                                  50,400          814,464
                                                                  -------------

APPAREL, TEXTILES & Shoes -- 0.6%
Gap, Inc.                                               70,700        1,003,940
Liz Claiborne, Inc.                                     30,800          979,440
                                                                  -------------
                                                                      1,983,380
                                                                  -------------

BANKING, SAVINGS & Loans -- 7.1%
Bank One Corp.                                          66,700        2,566,616
Citigroup, Inc.                                        176,200        6,827,750
Federal Home Loan
  Mortgage Corp.                                        64,400        3,941,280
Federal National
  Mortgage Association                                  50,900        3,753,875
Fifth Third Bancorp                                     30,900        2,059,485
Golden West Financial Corp.                             13,700          942,286
J.P. Morgan Chase & Co.                                 46,600        1,580,672
Mellon Financial Corp.                                  24,000          754,320
Northern Trust Corp.                                     9,500          418,570
State Street Corp.                                      22,000          983,400
Wachovia Corp.                                          19,800          755,964
                                                                  -------------
                                                                     24,584,218
                                                                  -------------

BEVERAGES -- 4.3%
Anheuser-Busch
  Companies, Inc.                                       12,000          600,000
The Coca-Cola Co.                                      156,800        8,780,800
PepsiCo, Inc.                                          112,220        5,409,004
                                                                  -------------
                                                                     14,789,804
                                                                  -------------

BROADCASTING, PUBLISHING & Printing -- 4.0%
AOL Time Warner, Inc.*                                 254,500        3,743,695
Clear Channel
  Communications, Inc.*                                 40,700        1,303,214
Comcast Corp. Cl. A*                                    58,000        1,382,720
Cox Communications,
  Inc. Cl. A*                                           32,300          889,865
The McGraw-Hill
  Companies, Inc.                                       31,800        1,898,460
New York Times Co. Cl. A                                32,000        1,648,000
Viacom, Inc. Cl. B*                                     63,300        2,808,621
                                                                  -------------
                                                                     13,674,575
                                                                  -------------

BUILDING MATERIALS & CONSTRUCTION -- 0.4%
Masco Corp.                                             51,700    $   1,401,587
                                                                  -------------
CHEMICALS -- 0.3%
Praxair, Inc.                                           20,300        1,156,491
                                                                  -------------

COMMERCIAL SERVICES -- 1.4%
Cendant Corp.*                                          58,500          928,980
Cintas Corp.                                            22,500        1,112,175
Concord EFS, Inc.*                                      42,200        1,271,908
Paychex, Inc.                                           27,500          860,475
Quest Diagnostics, Inc.*                                 7,200          619,560
                                                                  -------------
                                                                      4,793,098
                                                                  -------------

COMMUNICATIONS -- 1.1%
American Tower
  Corp. Cl. A*                                          24,600           84,870
Echostar
  Communications Corp.*                                 21,200          393,472
KT Corp. ADR                                            37,100          803,215
Network Appliance, Inc.*                                36,600          455,304
Qualcomm, Inc.*                                         25,400          698,246
SBC Communications, Inc.                                41,600        1,268,800
                                                                  -------------
                                                                      3,703,907
                                                                  -------------

COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                                          77,900        1,123,318
                                                                  -------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.4%
Computer Sciences Corp.*                                42,600        2,036,280
Sun Microsystems, Inc.*                                156,700          785,067
Synopsys, Inc.*                                         15,929          873,068
Teradyne, Inc.*                                         44,500        1,045,750
                                                                  -------------
                                                                      4,740,165
                                                                  -------------

COMPUTERS & INFORMATION -- 2.9%
CDW Computer Centers, Inc.*                             12,800          599,168
Cisco Systems, Inc.*                                   330,700        4,613,265
Dell Computer Corp.*                                   165,500        4,326,170
EMC Corp.*                                              75,640          571,082
                                                                  -------------
                                                                     10,109,685
                                                                  -------------

COMPUTERS & OFFICE EQUIPMENT -- 1.1%
Electronic Data
  Systems Corp.                                         12,400          460,660
International Business
  Machines Corp.                                        48,300        3,477,600
                                                                  -------------
                                                                      3,938,260
                                                                  -------------

CONTAINERS -- 0.2%
Sealed Air Corp.*                                       16,800          676,536
                                                                  -------------

COSMETICS & PERSONAL CARE -- 4.3%
Avon Products, Inc.                                     46,900        2,450,056
Colgate-Palmolive Co.                                   21,300    $   1,066,065
Estee Lauder Companies,
  Inc. Cl. A                                            28,900        1,017,280
The Gillette Co.                                       144,100        4,880,667
Kimberly-Clark Corp.                                    19,600        1,215,200
The Procter & Gamble Co.                                48,400        4,322,120
                                                                  -------------
                                                                     14,951,388
                                                                  -------------

DATA PROCESSING & PREPARATION -- 1.5%
Automatic Data
  Processing, Inc.                                      42,000        1,829,100
First Data Corp.                                        87,700        3,262,440
                                                                  -------------
                                                                      5,091,540
                                                                  -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 9.4%
Altera Corp.*                                           35,400          481,440
Analog Devices, Inc.*                                   49,300        1,464,210
General Electric Co.                                   451,800       13,124,790
Integrated Device
  Technology, Inc.*                                     36,900          669,366
Intel Corp.                                            417,500        7,627,725
International Rectifier Corp.*                          17,900          521,785
Intersil Corp. Cl. A*                                   22,400          478,912
JDS Uniphase Corp.*                                     45,800          122,286
Kla-Tencor Corp.*                                       27,300        1,200,927
Linear Technology Corp.                                 34,900        1,096,907
LSI Logic Corp.*                                        57,400          502,250
Micron Technology, Inc.*                                63,400        1,281,948
Sony Corp. Sponsored ADR                                27,600        1,465,560
Texas Instruments, Inc.                                 81,400        1,929,180
Xilinx, Inc.*                                           17,600          394,768
                                                                  -------------
                                                                     32,362,054
                                                                  -------------

ENERGY -- 4.5%
Amerada Hess Corp.                                       3,200          264,000
BJ Services Co.*                                        20,100          680,988
ChevronTexaco Corp.                                     34,100        3,017,850
Exxon Mobil Corp.                                       88,700        3,629,604
Nabors Industries Limited*                              21,700          766,010
Phillips Petroleum Co.                                  26,400        1,554,432
Schlumberger Limited                                    28,600        1,329,900
TotalFinaElf SA                                         12,400        2,013,332
Transocean Sedco
  Forex, Inc.                                           32,900        1,024,835
Valero Energy Corp.                                      6,400          239,488
Weatherford International
  Limited*                                              22,700          980,640
                                                                  -------------
                                                                     15,501,079
                                                                  -------------

ENTERTAINMENT & LEISURE -- 0.3%
The Disney (Walt) Co.                                   47,600          899,640
                                                                  -------------

          The accompanying notes are an integral part of the financial

                                       119

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
FINANCIAL SERVICES -- 2.8%
American Express Co.                                    75,900    $   2,756,688
The Goldman Sachs
  Group, L.P.                                            7,300          535,455
Household
  International, Inc.                                   23,500        1,167,950
MBNA Corp.                                              29,900          988,793
Merrill Lynch & Co., Inc.                               48,500        1,964,250
Morgan Stanley Dean
  Witter & Co.                                          42,900        1,848,132
The Schwab (Charles) Corp.                              51,200          573,440
                                                                  -------------
                                                                      9,834,708
                                                                  -------------

FOODS -- 0.8%
The J.M. Smucker Co.                                       830           28,328
Kellogg Co.                                             14,700          527,142
Kraft Foods, Inc.                                       32,800        1,343,160
Wrigley (Wm.) Jr. Co.                                   16,500          913,275
                                                                  -------------
                                                                      2,811,905
                                                                  -------------

HEALTHCARE -- 2.0%
Health Management
  Associates, Inc. Cl. A*                               45,700          920,855
Human Genome
  Sciences, Inc.*                                       23,300          312,220
Tenet Healthcare Corp.*                                 32,000        2,289,600
UnitedHealth Group, Inc.                                26,800        2,453,540
Wellpoint Health
  Networks, Inc.*                                       12,700          988,187
                                                                  -------------
                                                                      6,964,402
                                                                  -------------

HOME CONSTRUCTION, FURNISHINGS
  & APPLIANCES -- 0.2%
Leggett & Platt, Inc.                                   35,500          830,700
                                                                  -------------

INDUSTRIAL - DIVERSIFIED -- 1.4%
3M Co.                                                   8,000          984,000
Danaher Corp.                                           26,100        1,731,735
Illinois Tool Works, Inc.                               17,000        1,161,100
Tyco International Limited                              57,400          775,474
                                                                  -------------
                                                                      4,652,309
                                                                  -------------

INFORMATION RETRIEVAL SERVICES -- 0.2%
Yahoo!, Inc.*                                           44,900          662,724
                                                                  -------------

INSURANCE -- 4.0%
AFLAC, Inc.                                             42,700        1,366,400
Allstate Corp.                                          41,500        1,534,670
American International
  Group, Inc.                                          122,300        8,344,529
MBIA, Inc.                                              22,500        1,271,925
Trigon Healthcare, Inc.*                                12,800        1,287,424
                                                                  -------------
                                                                     13,804,948
                                                                  -------------

INTERNET CONTENT -- 0.1%
BEA Systems, Inc.*                                      48,800          464,088
                                                                  -------------

MACHINERY & COMPONENTS -- 1.1%
Baker Hughes, Inc.                                      59,000    $   1,964,110
Ingersoll-Rand Co. Cl. A                                11,100          506,826
Parker-Hannifin Corp.                                   29,800        1,424,142
                                                                  -------------
                                                                      3,895,078
                                                                  -------------

MANUFACTURING -- 1.1%
Applied Materials, Inc.*                                97,800        1,860,156
Avery-Dennison Corp.                                    13,700          859,675
Lam Research Corp.*                                     22,700          408,146
Millipore Corp.                                         18,600          594,828
                                                                  -------------
                                                                      3,722,805
                                                                  -------------

MEDICAL SUPPLIES -- 3.8%
Agilent Technologies, Inc.*                             51,600        1,220,340
Allergan, Inc.                                          31,300        2,089,275
Baxter International, Inc.                              41,700        1,853,565
Boston Scientific Corp.*                                25,100          735,932
Guidant Corp.*                                           5,700          172,311
Medtronic, Inc.                                         78,700        3,372,295
St. Jude Medical, Inc.*                                 13,300          982,205
Tektronix, Inc.*                                        35,000          654,850
Waters Corp.*                                           20,400          544,680
Zimmer Holdings, Inc.*                                  45,610        1,626,453
                                                                  -------------
                                                                     13,251,906
                                                                  -------------

METALS & MINING -- 0.3%
Alcoa, Inc.                                             34,900        1,156,935
                                                                  -------------

PHARMACEUTICALS -- 14.6%
Abbott Laboratories                                     72,600        2,733,390
Amgen, Inc.*                                            45,000        1,884,600
Biogen, Inc.*                                           13,600          563,448
Bristol-Myers Squibb Co.                                70,600        1,814,420
Cardinal Health, Inc.                                   30,700        1,885,287
Eli Lilly & Co.                                         23,000        1,297,200
Forest Laboratories,
  Inc. Cl. A*                                           20,900        1,479,720
Johnson & Johnson                                      126,426        6,607,023
King Pharmaceuticals, Inc.*                             20,666          459,818
McKesson, Inc.                                          56,200        1,837,740
Merck & Co., Inc.                                      104,600        5,296,944
Mylan Laboratories, Inc.                                11,440          358,644
Pfizer, Inc.                                           420,900       14,731,500
Pharmacia Corp.                                         40,500        1,516,725
Protein Design Labs, Inc.*                              22,200          241,092
Schering-Plough Corp.                                   91,500        2,250,900
Wyeth                                                  106,900        5,473,280
                                                                  -------------
                                                                     50,431,731
                                                                  -------------

PREPACKAGED SOFTWARE -- 7.0%
Adobe Systems, Inc.                                     11,000          313,500
Brocade Communications
  Systems, Inc.*                                        27,500          480,700
Compuware Corp.*                                        46,900          284,683
Microsoft Corp.*                                       347,900    $  19,030,130
Network Associates, Inc.*                               32,400          624,348
Oracle Corp.*                                          156,000        1,477,320
Peoplesoft, Inc.*                                       49,400          735,072
SunGard Data Systems, Inc.*                              9,500          251,560
Symantec Corp.*                                         13,700          450,045
Veritas Software Corp.*                                 34,700          686,713
                                                                  -------------
                                                                     24,334,071
                                                                  -------------

RESTAURANTS -- 1.1%
Brinker International, Inc.*                            39,900        1,266,825
McDonald's Corp.                                        86,700        2,466,615
                                                                  -------------
                                                                      3,733,440
                                                                  -------------

RETAIL -- 7.0%
Bed Bath & Beyond, Inc.*                                18,600          701,964
Best Buy Co., Inc.*                                     41,700        1,513,710
CVS Corp.                                               27,300          835,380
Family Dollar Stores, Inc.                              38,400        1,353,600
The Home Depot, Inc.                                   121,500        4,462,695
Kohls Corp.*                                            27,300        1,913,184
Lowe's Companies, Inc.                                  72,800        3,305,120
Rite Aid Corp.*                                         46,000          108,100
Walgreen Co.                                            45,400        1,753,802
Wal-Mart Stores, Inc.                                  153,000        8,416,530
                                                                  -------------
                                                                     24,364,085
                                                                  -------------

RETAIL - GROCERY -- 0.3%
Albertson's, Inc.                                       17,800          542,188
Whole Foods Market, Inc.*                               10,500          506,310
                                                                  -------------
                                                                      1,048,498
                                                                  -------------

TELEPHONE UTILITIES -- 0.7%
AT&T Corp.                                             121,500        1,300,050
AT&T Wireless
  Services, Inc.*                                      132,300          773,955
Qwest Communications
  International, Inc.*                                  91,800          257,040
                                                                  -------------
                                                                      2,331,045
                                                                  -------------

TOBACCO -- 1.8%
Philip Morris
  Companies, Inc.                                      145,900        6,372,912
                                                                  -------------

TRANSPORTATION -- 0.3%
Union Pacific Corp.                                      5,100          322,728
United Parcel Service,
  Inc. Cl. B                                             8,800          543,400
                                                                  -------------
                                                                        866,128
                                                                  -------------

TOTAL EQUITIES
(COST $417,919,707)                                                 337,325,447
                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       120

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                  ------------    -------------
SHORT-TERM INVESTMENTS-- 5.9%
CASH EQUIVALENTS -- 5.3%**
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                               $    296,053    $     296,053
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                    980,266          980,266
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                  1,573,359        1,573,359
Fleet National Bank Note
  2.000% 07/03/2002                                     33,538           33,538
Merrill Lynch Bank Note
  1.910% 11/26/2002                                    396,049          396,049
Merrill Lynch Bank Note
  1.920% 04/16/2003                                    198,027          198,027
Merrimac Money
  Market Fund                                       12,498,560       12,498,560
Morgan Stanley
  Dean Witter & Co.
  2.080% 11/08/2002                                    297,036          297,036
National City Bank Note
  1.820% 01/23/2003                                    395,067          395,067
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                    990,133          990,133
US Bank Note
  1.800% 11/06/2002                                    495,067          495,067
                                                                  -------------
                                                                     18,153,155
                                                                  -------------

REPURCHASE AGREEMENT -- 0.6%
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002(a)                               $  2,227,932    $   2,227,932
                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                  20,381,087
                                                                  -------------

TOTAL INVESTMENTS -- 103.4%
(COST $438,300,794)***                                              357,706,534

OTHER ASSETS/
(LIABILITIES) --(3.4%)                                              (11,791,481)
                                                                  -------------

NET ASSETS -- 100.0%                                              $ 345,915,053
                                                                  =============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (Note 2).
 *** Aggregate cost for Federal tax purposes. (Note 7).
 (a) Maturity value of $2,228,123. Collateralized by a U.S. Government Agency obligation with a rate of 4.540%, maturity date of 03/25/2022, and aggregate market value, including accrued interest, of $2,339,328.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL BLUE CHIP GROWTH FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                JUNE 30, 2002
                                                                                                                 (UNAUDITED)
                                                                                                                --------------
ASSETS:
      Investments, at value (cost $417,919,707) (NOTE 2)                                                        $  337,325,447
      Short-term investments, at amortized cost (NOTE 2)                                                            20,381,087
                                                                                                                --------------
          Total Investments (including securities on loan with market values of $17,525,974)                       357,706,534
      Receivables from:
          Investments sold                                                                                           8,317,429
          Investment adviser (NOTE 3)                                                                                       83
          Interest and dividends                                                                                       387,497
          Foreign taxes withheld                                                                                           794
                                                                                                                --------------
               Total assets                                                                                        366,412,337
                                                                                                                --------------

LIABILITIES:
      Payables for:
          Investments purchased                                                                                      2,026,809
          Securities on loan (NOTE 2)                                                                               18,153,155
          Directors' fees and expenses (NOTE 3)                                                                          4,496
          Affiliates (NOTE 3):
               Investment management fees                                                                              195,177
               Administration fees                                                                                      96,194
               Service fees                                                                                              1,672
      Accrued expense and other liabilities                                                                             19,781
                                                                                                                --------------
               Total liabilities                                                                                    20,497,284
                                                                                                                --------------
      NET ASSETS                                                                                                $  345,915,053
                                                                                                                ==============

NET ASSETS CONSIST OF:
      Paid-in capital                                                                                           $  465,502,137
      Accumulated net investment loss                                                                                 (194,683)
      Accumulated net realized loss on investments and foreign currency translations                               (38,798,173)
      Net unrealized depreciation on investments, foreign currency and other assets and liabilities                (80,594,228)
                                                                                                                --------------
                                                                                                                $  345,915,053
                                                                                                                ==============

NET ASSETS:
      Class A                                                                                                   $    2,654,632
                                                                                                                ==============
      Class L                                                                                                   $  254,943,556
                                                                                                                ==============
      Class Y                                                                                                   $      752,508
                                                                                                                ==============
      Class S                                                                                                   $   87,564,357
                                                                                                                ==============

SHARES OUTSTANDING:
      Class A                                                                                                          352,863
                                                                                                                ==============
      Class L                                                                                                       33,780,185
                                                                                                                ==============
      Class Y                                                                                                           99,564
                                                                                                                ==============
      Class S                                                                                                       11,571,207
                                                                                                                ==============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A                                                                                                   $         7.52
                                                                                                                ==============
      Class L                                                                                                   $         7.55
                                                                                                                ==============
      Class Y                                                                                                   $         7.56
                                                                                                                ==============
      Class S                                                                                                   $         7.57
                                                                                                                ==============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                             SIX MONTHS ENDED
                                                                                                              JUNE 30, 2002
                                                                                                               (UNAUDITED)
                                                                                                             ----------------
INVESTMENT INCOME: (NOTE 2)
      Dividends (net of withholding tax of $8,878)                                                           $      1,861,658
      Interest (including securities lending income of $22,494)                                                        59,411
                                                                                                             ----------------
          Total investment income                                                                                   1,921,069
                                                                                                             ----------------

EXPENSES: (NOTE 2)
      Investment management fees (NOTE 3)                                                                           1,387,006
      Custody fees                                                                                                     24,224
      Audit and legal fees                                                                                             10,443
      Shareholder reporting fees                                                                                       10,337
      Directors' fees (NOTE 3)                                                                                          4,475
                                                                                                             ----------------
                                                                                                                    1,436,485
      Administration fees (NOTE 3):
          Class A                                                                                                       4,703
          Class L                                                                                                     593,866
          Class Y                                                                                                       1,041
          Class S                                                                                                      81,238
      Service fees (NOTE 3):
          Class A                                                                                                       2,878
                                                                                                             ----------------
              Total expenses                                                                                        2,120,211
      Expenses waived (NOTE 3)                                                                                         (6,877)
                                                                                                             ----------------
          Net expenses                                                                                              2,113,334
                                                                                                             ----------------
          NET INVESTMENT LOSS                                                                                        (192,265)
                                                                                                             ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on:
          Investment transactions                                                                                 (16,130,984)
          Foreign currency transactions                                                                                   176
                                                                                                             ----------------
              Net realized loss                                                                                   (16,130,808)
                                                                                                             ----------------
      Net change in unrealized appreciation (depreciation) on:
          Investments                                                                                             (55,698,418)
          Translation of assets and liabilities in foreign currencies                                                   2,090
                                                                                                             ----------------
              Net unrealized loss                                                                                 (55,696,328)
                                                                                                             ----------------
              NET REALIZED AND UNREALIZED LOSS                                                                    (71,827,136)
                                                                                                             ----------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $    (72,019,401)
                                                                                                             ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS ENDED
                                                                                        JUNE 30, 2002         PERIOD ENDED
                                                                                         (UNAUDITED)       DECEMBER 31, 2001*
                                                                                      ----------------     ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment loss                                                              $       (192,265)    $         (297,249)
     Net realized loss on investment transactions and foreign currency transactions        (16,130,808)           (22,667,115)
     Net change in unrealized appreciation (depreciation) on investments and
       translation of assets and liabilities in foreign currencies                         (55,696,328)           (24,897,900)
                                                                                      ----------------     ------------------
         NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                              (72,019,401)           (47,862,264)
                                                                                      ----------------     ------------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
     Class A                                                                                 2,132,599              1,021,750
     Class L                                                                                (6,224,693)           350,562,929
     Class Y                                                                                   269,741                612,193
     Class S                                                                                (7,168,021)           124,590,220
                                                                                      ----------------     ------------------
         INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                (10,990,374)           476,787,092
                                                                                      ----------------     ------------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS                                               (83,009,775)           428,924,828

NET ASSETS:
     Beginning of period                                                                   428,924,828                      -
                                                                                      ----------------     ------------------
     End of period (including accumulated net investment loss of
       $194,683 and $2,418, respectively)                                             $    345,915,053     $      428,924,828
                                                                                      ================     ==================

  * FOR THE PERIOD FROM JUNE 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    CLASS A                                CLASS L
                                                                    -------                                -------
                                                     SIX MONTHS ENDED                         SIX MONTHS ENDED
                                                          6/30/02          PERIOD ENDED           6/30/02          PERIOD ENDED
                                                        (UNAUDITED)          12/31/01+          (UNAUDITED)          12/31/01+
                                                     ----------------      ------------      ----------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $           9.07      $      10.00      $           9.09      $      10.00
                                                     ----------------      ------------      ----------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                           (0.02)***         (0.02)***             (0.01)***         (0.01)***
  Net realized and unrealized loss on investments               (1.53)            (0.91)                (1.53)            (0.90)
                                                     ----------------      ------------      ----------------      ------------
       Total loss from investment operations                    (1.55)            (0.93)                (1.54)            (0.91)
                                                     ----------------      ------------      ----------------      ------------
NET ASSET VALUE, END OF PERIOD                       $           7.52      $       9.07      $           7.55      $       9.09
                                                     ================      ============      ================      ============
TOTAL RETURN@                                                  (17.09)%**         (9.30)%**            (16.94)%**         (9.10)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $          2,655      $      1,006      $        254,944      $    314,290
  Ratio of expenses to average daily net assets:
    Before expense waiver                                        1.38%*            1.39%*                1.13%*            1.14%*
    After expense waiver#                                        1.38%*            1.39%*                1.13%*            1.14%*
  Net investment loss to average daily net assets               (0.37)%*          (0.39)%*              (0.16)%*          (0.18)%*
  Portfolio turnover rate                                          16%**             27%**                 16%**             27%**

                                                                     CLASS Y                                CLASS S
                                                                     -------                                -------
                                                     SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                          6/30/02          PERIOD ENDED           6/30/02          PERIOD ENDED
                                                        (UNAUDITED)          12/31/01+          (UNAUDITED)          12/31/01+
                                                     ----------------      ------------      ----------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $           9.10      $      10.00      $           9.10      $      10.00
                                                     ----------------      ------------      ----------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  (0.00)***++       (0.00)***++            0.00***++         0.00***++
  Net realized and unrealized loss on investments               (1.54)            (0.90)                (1.53)            (0.90)
                                                     ----------------      ------------      ----------------      ------------
       Total loss from investment operations                    (1.54)            (0.90)                (1.53)            (0.90)
                                                     ----------------      ------------      ----------------      ------------
NET ASSET VALUE, END OF PERIOD                       $           7.56      $       9.10      $           7.57      $       9.10
                                                     ================      ============      ================      ============
TOTAL RETURN@                                                  (16.92)%**         (9.00)%**            (16.81)%**         (9.00)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $            753      $        617      $         87,564      $    113,011
  Ratio of expenses to average daily net assets:
    Before expense waiver                                        1.01%*            1.02%*                0.88%*            0.89%*
    After expense waiver#                                        1.01%*            1.01%*                0.88%*            0.89%*
  Net investment income (loss) to average daily
    net assets                                                  (0.01)%*          (0.02)%*               0.09%*            0.07%*
  Portfolio turnover rate                                          16%**             27%**                 16%**             27%**

*   ANNUALIZED.
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM JUNE 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
++  NET INVESTMENT INCOME (LOSS) IS LESS THAN $0.01 PER SHARE.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD OCTOBER 1, 2001 THROUGH DECEMBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHANGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTAL LARGE CAP FUND GROWTH FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL LARGE CAP GROWTH FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital and future income
-  invest in a relatively small number of intensively researched companies
-  utilize a growth-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

From the Fund's inception on December 31, 2001, through June 30, 2002, its Class S shares returned -21.60%, trailing the -13.15% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE FIRST QUARTER?

In the first quarter, the Fund underperformed the 0.28% return of the S&P 500 Index, as well as the -2.59% return of the Russell 1000 Growth Index, which measures the performance of large-cap growth stocks. Unfavorable stock selection in the materials and processing sector--specifically Tyco International--was one reason we lagged the benchmark. Tyco's problems began when investors began to question the accounting practices used with some of its acquisitions. The company also appeared indecisive as it mulled plans to break into four separate companies, effectively abandoning its growth-by-acquisition strategy. Around the same time, credit ratings on its debt were lowered. Also detracting from our returns compared with the benchmark was stock selection in the producer durables and utilities sectors, where our holdings in wireless equipment and services did poorly. On the other hand, health care made a positive contribution to performance, especially Johnson & Johnson, Tenet Healthcare and UnitedHealth Group. The services segment of health care did especially well, benefiting from investors who rotated funds toward companies with more stable growth.

We do not intentionally make sector or industry bets versus the S&P 500 Index. However, in retrospect we can say that the Fund benefited from an underweighting in technology. Technology shares struggled during the quarter, mainly due to a mixed outlook for a recovery in corporate information technology (IT) spending. In January, Microsoft forecast more sluggishness in the personal computer market, while March brought downwardly revised sales and earnings estimates from technology bellwethers Oracle and Intel.

WHAT ABOUT THE SECOND QUARTER?

The Fund again underperformed the S&P 500 index, which returned -13.40%. We also trailed the -18.67% mark of the Russell 1000 Growth Index. Materials and processing holding Tyco International again played a central role in our underperformance. The story at Tyco worsened considerably from the previous quarter, as further credit downgrades and the departure of the company's CEO, who was subsequently charged with tax evasion, caused the stock to sink further. To a lesser extent, our stock selection in producer durables and financial services also held back our returns compared with the benchmark. In those sectors, semiconductor capital equipment manufacturer Applied Materials and cellular handset maker Nokia, and Citigroup and MBNA, respectively, were especially damaging. Looking at sectors, underweighting technology and overweighting financials were again helpful, while overweighting utilities had a negative impact on our relative performance.

Technology repeated as one of the weakest market sectors. Intel fueled the downturn by scaling back its revenue and earnings guidance for the quarter, citing lower-than-expected demand in Europe and weaker expectations for back-to-school sales. Earnings warnings from Advanced Micro Devices, Apple Computer and Oracle also contributed to the sector's difficulties. Meanwhile many telecommunications stocks also came under severe pressure, as high debt loads combined with intense price competition and weak demand to drive share prices lower. Additionally, the announcement from long-distance provider WorldCom that it had improperly booked $3.8 billion in expenses had a negative impact on other stocks in the industry.

Throughout the six-month period under review, we employed a balanced approach to structuring the portfolio, with a mix of stable growth companies and cyclical names that are more sensitive to the overall level of economic activity. In this way, we hoped to position the Fund to benefit from the anticipated economic recovery while hedging against the possibility that the recovery would take longer to arrive or be weaker than expected.

WHAT IS YOUR OUTLOOK?

In our view, the economic data--including manufacturing, liquidity, personal consumption, federal government spending and current interest-rate levels--point to a steady, moderate rebound in growth for the balance of the year. However, external factors, such as further revelations of corporate malfeasance, tension in the Middle East, or a resurgence of concern about terrorism, could limit share price gains in the short term. Over the longer term, we believe that the influence of these factors on investor psychology will diminish, and that stock prices will begin to reflect the improving fundamental situation.

                                      MASSMUTUAL LARGE CAP GROWTH FUND
                                       LARGEST STOCK HOLDINGS (6/30/02)

                                     Pfizer, Inc.
                                     MBNA Corp.
                                     Citigroup, Inc.
                                     Kohls Corp.
                                     Federal Home Loan Mortgage Corp.
                                     General Electric Co.
                                     Microsoft Corp.
                                     The Home Depot, Inc.
                                     UnitedHealth Group Inc.
                                     Walgreen Co.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Large Cap Growth Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MASSMUTUAL LARGE CAP GROWTH FUND
TOTAL RETURN

                                   SINCE INCEPTION
                                   AVERAGE ANNUAL
                                  1/2/02 - 6/30/02
Class S                                 -21.60%
Class A                                 -21.90%
Class Y                                 -21.70%
Class L                                 -21.80%
----------------------------------------------------

S&P 500 Index                           -13.15%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              CLASS S       CLASS A       CLASS Y        CLASS L    S&P 500 INDEX
1/2/02        $10,000       $10,000       $10,000        $10,000       $10,000
  6/02        $ 7,840       $ 7,810       $ 7,830        $ 7,820       $ 8,685

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL LARGE CAP GROWTH FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)


                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
EQUITIES -- 96.6%

AUTOMOTIVE & PARTS -- 1.1%
Harley-Davidson, Inc.                                    6,400    $     328,128
                                                                  -------------

BANKING, SAVINGS & LOANS -- 9.9%
Citigroup, Inc.                                         36,700        1,422,125
Federal Home Loan Mortgage Corp.                        22,200        1,358,640
J.P. Morgan Chase & Co.                                  3,400          115,328
                                                                  -------------
                                                                      2,896,093
                                                                  -------------

BEVERAGES -- 1.5%
Anheuser-Busch Companies, Inc.                           8,700          435,000
                                                                  -------------

BROADCASTING, PUBLISHING & PRINTING -- 8.5%
AOL Time Warner, Inc.*                                  30,100          442,771
Clear Channel Communications, Inc.*                      9,300          297,786
Comcast Corp. Cl. A*                                    37,100          884,464
Viacom, Inc. Cl. B*                                     19,300          856,341
                                                                  -------------
                                                                      2,481,362
                                                                  -------------

COMMERCIAL SERVICES -- 1.2%
Concord EFS, Inc.*                                      11,900          358,666
                                                                  -------------

COMMUNICATIONS -- 2.0%
Nokia Corp. Sponsored ADR                               39,400          570,512
                                                                  -------------

COMPUTERS & INFORMATION -- 2.5%
Cisco Systems, Inc.*                                    25,100          350,145
Dell Computer Corp.*                                    14,300          373,802
                                                                  -------------
                                                                        723,947
                                                                  -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 8.0%
General Electric Co.                                    44,700        1,298,535
Intel Corp.                                             15,100          275,877
Maxim Integrated Products, Inc.*                         7,600          291,308
Micron Technology, Inc.*                                13,900          281,058
Sanmina-SCI Corp.*                                      25,300          159,643
Texas Instruments, Inc.                                  1,800           42,660
                                                                  -------------
                                                                      2,349,081
                                                                  -------------

FINANCIAL SERVICES -- 7.6%
The Goldman Sachs Group, L.P.                            6,800          498,780
MBNA Corp.                                              43,600        1,441,852
Merrill Lynch & Co., Inc.                                7,200          291,600
                                                                  -------------
                                                                      2,232,232
                                                                  -------------

HEALTHCARE -- 5.9%
Tenet Healthcare Corp.*                                 9,500     $     679,725
UnitedHealth Group, Inc.                                11,400        1,043,670
                                                                  -------------
                                                                      1,723,395
                                                                  -------------

INSURANCE -- 4.5%
ACE Limited                                              5,900          186,440
American International Group, Inc.                      13,400          914,282
Travelers Property Casualty Corp. Cl. A*                12,800          226,560
                                                                  -------------
                                                                      1,327,282
                                                                  -------------

MANUFACTURING -- 2.0%
Applied Materials, Inc.*                                30,100          572,502
                                                                  -------------

MEDICAL SUPPLIES -- 2.6%
Baxter International, Inc.                               6,900          306,705
Medtronic, Inc.                                         10,700          458,495
                                                                  -------------
                                                                        765,200
                                                                  -------------

PHARMACEUTICALS-- 15.5%
Amgen, Inc.*                                            15,400          644,952
Cardinal Health, Inc.                                   14,600          896,586
Johnson & Johnson                                       12,600          658,476
Pfizer, Inc.                                            49,200        1,722,000
Wyeth                                                   11,600          593,920
                                                                  -------------
                                                                      4,515,934
                                                                  -------------

PREPACKAGED SOFTWARE -- 6.1%
Microsoft Corp.*                                        22,700        1,241,690
Peoplesoft, Inc.*                                       16,800          249,984
Veritas Software Corp.*                                 15,100          298,829
                                                                  -------------
                                                                      1,790,503
                                                                  -------------

RETAIL -- 15.2%
Bed Bath & Beyond, Inc.*                                 1,300           49,062
The Home Depot, Inc.                                    33,000        1,212,090
Kohls Corp.*                                            20,200        1,415,616
Target Corp.                                             8,900          339,090
Walgreen Co.                                            24,500          946,435
Wal-Mart Stores, Inc.                                    8,500          467,585
                                                                  -------------
                                                                      4,429,878
                                                                  -------------

TELEPHONE UTILITIES -- 2.5%
AT&T Wireless Services, Inc.*                           98,200          574,470
Sprint Corp. (PCS Group)*                               31,300          139,911
                                                                  -------------
                                                                        714,381
                                                                  -------------

TOTAL EQUITIES
(COST $33,038,266)                                                   28,214,096
                                                                  -------------

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                  ------------    -------------
SHORT-TERM INVESTMENTS -- 3.3%

REPURCHASE AGREEMENT
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002(a)                               $    967,541    $     967,541
                                                                  -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                     967,541
                                                                  -------------

TOTAL INVESTMENTS -- 99.9%
(COST $34,005,807)**                                                 29,181,637

OTHER ASSETS/
(LIABILITIES) -- 0.1%                                                    38,099
                                                                  -------------
NET ASSETS -- 100.0%                                              $  29,219,736
                                                                  =============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *     Non-income producing security.
 **    Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $967,624. Collateralized by U.S. Government Agency obligation with a rate of 7.057%, maturity date of 08/01/2030 and aggregate market value, including accrued interest, of $1,015,918.

    The accompanying notes are an integral part of the financial statements.

MASSMMUTUAL LARGE CAP GROWTH FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                   JUNE 30, 2002
                                                                                                                    (UNAUDITED)
                                                                                                                   -------------
ASSETS:
      Investments, at value (cost $33,038,266) (NOTE 2)                                                            $  28,214,096
      Short-term investments, at amortized cost (NOTE 2)                                                                 967,541
                                                                                                                   -------------
          Total Investments                                                                                           29,181,637
      Receivables from:
          Investments sold                                                                                               146,519
          Investment adviser (NOTE 3)                                                                                      5,913
          Interest and dividends                                                                                          18,902
                                                                                                                   -------------
               Total assets                                                                                           29,352,971
                                                                                                                   -------------

LIABILITIES:
      Payables for:
          Investments purchased                                                                                          113,772
          Directors' fees and expenses (NOTE 3)                                                                               76
          Affiliates (NOTE 3):
               Investment management fees                                                                                 14,563
               Administration fees                                                                                         3,806
               Service fees                                                                                                  272
      Accrued expense and other liabilities                                                                                  746
                                                                                                                   -------------
               Total liabilities                                                                                         133,235
                                                                                                                   -------------
      NET ASSETS                                                                                                   $  29,219,736
                                                                                                                   =============

NET ASSETS CONSIST OF:
      Paid-in capital                                                                                              $  35,280,349
      Accumulated net investment loss                                                                                     (6,138)
      Accumulated net realized loss on investments                                                                    (1,230,305)
      Net unrealized depreciation on investments                                                                      (4,824,170)
                                                                                                                   -------------
                                                                                                                   $  29,219,736
                                                                                                                   =============

NET ASSETS:
      Class A                                                                                                      $     381,955
                                                                                                                   =============
      Class L                                                                                                      $   1,431,463
                                                                                                                   =============
      Class Y                                                                                                      $      85,488
                                                                                                                   =============
      Class S                                                                                                      $  27,320,830
                                                                                                                   =============

SHARES OUTSTANDING:
      Class A                                                                                                             48,879
                                                                                                                   =============
      Class L                                                                                                            183,022
                                                                                                                   =============
      Class Y                                                                                                             10,919
                                                                                                                   =============
      Class S                                                                                                          3,486,232
                                                                                                                   =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A                                                                                                      $        7.81
                                                                                                                   =============
      Class L                                                                                                      $        7.82
                                                                                                                   =============
      Class Y                                                                                                      $        7.83
                                                                                                                   =============
      Class S                                                                                                      $        7.84
                                                                                                                   =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                SIX MONTHS ENDED
                                                                                                                 JUNE 30, 2002
                                                                                                                  (UNAUDITED)
                                                                                                                ----------------
INVESTMENT INCOME: (NOTE 2)
      Dividends (net of withholding tax of $1,061)                                                              $         67,769
      Interest                                                                                                             4,873
                                                                                                                ----------------
               Total investment income                                                                                    72,642
                                                                                                                ----------------

EXPENSES: (NOTE 2)
      Investment management fees (NOTE 3)                                                                                 67,330
      Shareholder reporting fees                                                                                           5,971
      Custody fees                                                                                                         4,691
      Audit and legal fees                                                                                                   318
      Directors' fees (NOTE 3)                                                                                               132
                                                                                                                ----------------
                                                                                                                          78,442
      Administration fees (NOTE 3):
          Class A                                                                                                            457
          Class L                                                                                                            363
          Class Y                                                                                                             88
          Class S                                                                                                         16,424
      Service fees (NOTE 3):
          Class A                                                                                                            324
                                                                                                                ----------------
               Total expenses                                                                                             96,098
      Expenses waived (NOTE 3)                                                                                            (8,305)
      Less reductions (NOTE 3)                                                                                            (9,013)
                                                                                                                ----------------
          Net expenses                                                                                                    78,780
                                                                                                                ----------------
          NET INVESTMENT LOSS                                                                                             (6,138)
                                                                                                                ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on investment transactions                                                                    (1,230,305)
      Net change in unrealized appreciation (depreciation) on investments                                             (4,824,170)
                                                                                                                ----------------
          NET REALIZED AND UNREALIZED LOSS                                                                            (6,054,475)
                                                                                                                ----------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $     (6,060,613)
                                                                                                                ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SIX MONTHS ENDED
                                                                                          JUNE 30, 2002         PERIOD ENDED
                                                                                           (UNAUDITED)       DECEMBER 31, 2001*
                                                                                        ----------------     ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment loss                                                               $         (6,138)    $                -
      Net realized loss on investment transactions                                            (1,230,305)                     -
      Net change in unrealized appreciation (depreciation) on investments                     (4,824,170)                     -
                                                                                        ----------------     ------------------
          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                (6,060,613)                     -
                                                                                        ----------------     ------------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
      Class A                                                                                    474,421                  1,000
      Class L                                                                                  1,508,559                  1,000
      Class Y                                                                                    107,645                  1,000
      Class S                                                                                 23,185,724             10,001,000
                                                                                        ----------------     ------------------
          INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                             25,276,349             10,004,000
                                                                                        ----------------     ------------------
      TOTAL INCREASE IN NET ASSETS                                                            19,215,736             10,004,000

NET ASSETS:
      Beginning of period                                                                     10,004,000                      -
                                                                                        ----------------     ------------------
      End of period (including accumulated net investment loss of
          $6,138 and $0, respectively)                                                  $     29,219,736     $       10,004,000
                                                                                        ================     ==================

  *   THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         CLASS A                               CLASS L
                                                                         -------                               -------
                                                           SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                                6/30/02          PERIOD ENDED         6/30/02          PERIOD ENDED
                                                              (UNAUDITED)         12/31/01+         (UNAUDITED)          12/31/01+
                                                           ----------------      ------------    ----------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $          10.00      $      10.00    $          10.00      $      10.00
                                                           ----------------      ------------    ----------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                        (0.02)***             -                0.00***++            -
  Net realized and unrealized loss on investments                     (2.17)                -               (2.18)                -
                                                           ----------------      ------------    ----------------      ------------
       Total loss from investment operations                          (2.19)                -               (2.18)                -
                                                           ----------------      ------------    ----------------      ------------
NET ASSET VALUE, END OF PERIOD                             $           7.81      $      10.00    $           7.82      $      10.00
                                                           ================      ============    ================      ============
TOTAL RETURN@                                                        (21.90)%**             -              (21.80)%**             -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $            382      $          1    $          1,431      $          1
  Ratio of expenses to average daily net assets:
     Before expense waiver                                             1.36%*               -                1.11%*               -
     After expense waiver#                                             1.18%*(a)            -                0.94%*(a)            -
  Net investment income (loss) to average daily net assets            (0.47)%*              -                0.07%*               -
  Portfolio turnover rate                                                28%**              -                  28%**              -

                                                                         CLASS Y                               CLASS S
                                                                         -------                               -------
                                                           SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                               6/30/02           PERIOD ENDED         6/30/02          PERIOD ENDED
                                                             (UNAUDITED)          12/31/01+         (UNAUDITED)         12/31/01+
                                                           ----------------      ------------    ----------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $          10.00      $      10.00    $          10.00      $      10.00
                                                           ----------------      ------------    ----------------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                 (0.01)***             -               (0.00)***++           -
  Net realized and unrealized loss on investments                     (2.16)                -               (2.16)                -
                                                           ----------------      ------------    ----------------      ------------
       Total loss from investment operations                          (2.17)                -               (2.16)                -
                                                           ----------------      ------------    ----------------      ------------
NET ASSET VALUE, END OF PERIOD                             $           7.83      $      10.00    $           7.84      $      10.00
                                                           ================      ============    ================      ============
TOTAL RETURN@                                                        (21.70)%**             -              (21.60)%**             -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $             85      $          1    $         27,321      $     10,001
  Ratio of expenses to average daily net assets:
     Before expense waiver                                             0.96%*               -                0.92%*               -
     After expense waiver#                                             0.82%*(a)            -                0.75%*(a)            -
  Net investment loss to average daily net assets                     (0.13)%*              -               (0.05)%*              -
  Portfolio turnover rate                                                28%**              -                  28%**              -

  *     ANNUALIZED.
  **    PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***   PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  +     THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
  ++    NET INVESTMENT INCOME (LOSS) IS LESS THAN $0.01 PER SHARE.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE SIX MONTHS ENDED JUNE 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE RELATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSE OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL GROWTH EQUITY FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL GROWTH EQUITY FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital and future income
- invest primarily in a diversified portfolio of equity securities, which may consist of up to 35% foreign securities (including those of companies in emerging markets)
-  utilize a growth-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned -18.02%, trailing the -13.15% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Large-cap growth stocks fell modestly in the first quarter of 2002 followed by a huge sell-off in the second quarter. Beset by numerous earnings restatements and a series of accounting scandals--primarily involving large companies--most of the popular indexes reached their lowest levels since September 2001. For example, the Russell 1000 Growth Index, a proxy for the large-cap growth segment, dropped 15.70% in the second quarter. One of the most shocking revelations was the news that long-distance provider WorldCom had incorrectly booked $3.8 billion in expenses. Our investment analysis for the utilities and communications area led us to eliminate that sector from the Fund before mid-year, thereby helping to avoid WorldCom and some companies that, like bankrupt energy trader Enron, have exposure to the deregulated power markets.

Stock selection in health care was a positive influence on the fund's performance compared with the benchmark. The Fund was overweighted in the service segment, including hospital management firm Tenet Healthcare and managed care provider UnitedHealth Group. These stocks outperformed the overall market because of their relatively stable earnings growth. Conversely, the Fund was underweighted in the pharmaceutical group. Normally, this group outperforms when the overall market is struggling, but this time many large drug companies disappointed due to limited new product pipelines, patent expirations and greater competition from generic drugs.

Our positioning in leisure stocks also helped the Fund's performance. For instance, investors were pleased with Viacom's announcement of stronger advertising revenues, especially for the upcoming fall television season. Another leisure holding, Yum Brands, which owns restaurant chains KFC, Pizza Hut and Taco Bell, did well against a backdrop of continued strength in consumer spending. Finally, Northrop Grumman, a defense contractor, benefited from heightened global tensions and the expectations of increased spending on defense and homeland security.

Looking at detractors, Philip Morris declined on renewed litigation concerns. Stocks of several brokerage firms also sagged, with two of the weakest being Merrill Lynch and Goldman Sachs. During the period, Merrill Lynch paid $100 million to settle charges that its analysts publicly touted stocks in which they privately had little confidence so that the firm would garner investment-banking business from those firms. Also in the financial services space, investors sold insurer ACE Limited after it announced strong revenue and earnings growth but failed to meet Wall Street's expectations.

We should also mention Tyco International in the list of detractors. The problems with this stock began when the company abandoned its growth-by-acquisition strategy and had no compelling replacement waiting in the wings. Former CEO Dennis Kozlowski then had to step down for allegedly trying to avoid paying taxes on some artwork. Around the same time, authorities began investigating the accounting procedures involved in some of the company's acquisitions. Finally, credit rating agencies Standard & Poor's, Moody's and Fitch--citing erosion in management credibility as well as increased refinancing risk--lowered their ratings on Tyco's debt securities.

WHAT IS YOUR OUTLOOK?

The most recent market action has earmarks of the panic selling one often encounters at important bottoms. Furthermore, we believe that many sound companies have been unfairly stigmatized by controversy surrounding a select few. In the months to come, we look for this phenomenon to dissipate, as investors once again turn to the task of trying to sort the wheat from the chaff. Many companies have cut costs significantly over the past two years, and some are even beginning to raise their growth forecasts. Meanwhile, the economy continues to indicate that it is on the mend, albeit recovering more slowly than most expected given the extent of easing by the Federal Reserve Board in 2001. We will try to position the Fund in financially strong companies with improving market share who stand to benefit most from an upturn in the economy.

                                      MASSMUTUAL GROWTH EQUITY FUND
                                     LARGEST STOCK HOLDINGS (6/30/02)

                                    Pfizer, Inc.
                                    Microsoft Corp.
                                    Viacom, Inc. Cl. B
                                    Wal-Mart Stores, Inc.
                                    First Data Corp.
                                    Lowe's Companies, Inc.
                                    American International Group, Inc.
                                    General Electric Co.
                                    Northrop Grumman Corp.
                                    3M Co.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Growth Equity Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MASSMUTUAL GROWTH EQUITY FUND
TOTAL RETURN

                                                       SINCE INCEPTION
                  YEAR TO DATE         ONE YEAR        AVERAGE ANNUAL
                1/1/02 - 6/30/02   7/1/01 - 6/30/02   5/3/99 - 6/30/02
Class S             -18.02%             -26.04%            -8.62%
Class A             -18.24%             -26.39%            -9.03%
Class Y             -18.06%             -26.09%            -8.70%
Class L             -18.11%             -26.15%            -8.78%
------------------------------------------------------------------------

S&P 500 Index       -13.15%             -17.98%            -7.84%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                                                         S&P 500
              CLASS S       CLASS A        CLASS Y        CLASS L         INDEX
5/3/99        $10,000       $10,000        $10,000        $10,000        $10,000
  6/99        $10,650       $10,640        $10,650        $10,650        $10,306
  6/00        $13,508       $13,448        $13,498        $13,488        $11,053
  6/01        $10,166       $10,074        $10,145        $10,124        $ 9,415
  6/02        $ 7,519       $ 7,415        $ 7,498        $ 7,477        $ 7,723

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL GROWTH EQUITY FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
EQUITIES -- 94.3%
ADVERTISING -- 0.2%
Omnicom Group, Inc.                                     14,300    $     654,941
                                                                  -------------

AEROSPACE & DEFENSE -- 3.5%
General Dynamics Corp.                                  18,200        1,935,570
Lockheed Martin Corp.                                   45,600        3,169,200
Northrop Grumman Corp.                                  71,500        8,937,500
                                                                  -------------
                                                                     14,042,270
                                                                  -------------

AIR TRANSPORTATION -- 0.2%
Southwest Airlines Co.                                  60,900          984,144
                                                                  -------------

AUTOMOTIVE & PARTS -- 2.0%
Harley-Davidson, Inc.                                  137,140        7,031,168
SPX Corp.*                                               7,900          928,250
                                                                  -------------
                                                                      7,959,418
                                                                  -------------

BANKING, SAVINGS & LOANS -- 3.1%
Capital One Financial Corp.                             94,900        5,793,645
Citigroup, Inc.                                         22,144          858,080
Federal Home Loan Mortgage Corp.                        90,040        5,510,448
                                                                  -------------
                                                                     12,162,173
                                                                  -------------

BEVERAGES -- 3.6%
Diageo Capital PLC                                     244,030        3,169,218
The Pepsi Bottling Group, Inc.                          80,400        2,476,320
PepsiCo, Inc.                                          178,300        8,594,060
                                                                  -------------
                                                                     14,239,598
                                                                  -------------

BROADCASTING, PUBLISHING & PRINTING -- 5.6%
Clear Channel Communications, Inc.*                    132,830        4,253,217
News Corp. Limited                                     232,163        1,261,597
News Corp. Limited Sponsored ADR                        53,100        1,217,583
Univision Communications, Inc. Cl. A*                   25,000          785,000
USA Networks, Inc.*                                     32,100          752,745
Viacom, Inc. Cl. B*                                    311,380       13,815,931
Westwood One, Inc.*                                      9,300          310,806
                                                                  -------------
                                                                     22,396,879
                                                                  -------------

CHEMICALS -- 0.8%
Praxair, Inc.                                           54,330        3,095,180
                                                                  -------------

COMMERCIAL SERVICES -- 0.6%
eBay, Inc.*                                             41,200        2,538,744
                                                                  -------------

COMMUNICATIONS -- 0.3%
Echostar Communications Corp.*                         63,927     $   1,186,485
                                                                  -------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.4%
Cadence Design Systems, Inc.*                           97,600        1,573,312
                                                                  -------------

COMPUTERS & Information -- 3.1%
Cisco Systems, Inc.*                                   586,600        8,183,070
Dell Computer Corp.*                                   128,600        3,361,604
EMC Corp.*                                              88,970          671,723
Emulex Corp.*                                              200            4,502
                                                                  -------------
                                                                     12,220,899
                                                                  -------------

COSMETICS & PERSONAL CARE -- 3.0%
Avon Products, Inc.                                    135,700        7,088,968
Estee Lauder Companies, Inc. Cl. A                       2,500           88,000
The Procter & Gamble Co.                                51,100        4,563,230
                                                                  -------------
                                                                     11,740,198
                                                                  -------------

DATA PROCESSING & PREPARATION -- 2.9%
Automatic Data Processing, Inc.                         17,900          779,545
First Data Corp.                                       287,000       10,676,400
                                                                  -------------
                                                                     11,455,945
                                                                  -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 6.2%
Analog Devices, Inc.*                                   85,600        2,542,320
General Electric Co.                                   309,050        8,977,902
Intel Corp.                                             75,700        1,383,039
Kla-Tencor Corp.*                                       27,300        1,200,927
Linear Technology Corp.                                 54,300        1,706,649
Microchip Technology, Inc.*                             72,000        1,974,960
Micron Technology, Inc.*                                66,300        1,340,586
Qlogic Corp.*                                           17,300          659,130
Taiwan Semiconductor Manufacturing Co. Limited
  Sponsored ADR*                                       184,140        2,393,820
Texas Instruments, Inc.                                 32,070          760,059
Xilinx, Inc.*                                           75,300        1,688,979
                                                                  -------------
                                                                     24,628,371
                                                                  -------------

ENERGY -- 1.9%
Apache Corp.                                            18,600        1,069,128
BJ Services Co.*                                        46,500        1,575,420
Devon Energy Corp.                                      43,600        2,148,608
GlobalSantaFe Corp.                                     45,400        1,241,690
Noble Corp.*                                            39,800        1,536,280
                                                                  -------------
                                                                      7,571,126
                                                                  -------------

ENTERTAINMENT & LEISURE -- 1.1%
Carnival Corp.                                          79,900    $   2,212,431
The Disney (Walt) Co.                                  113,800        2,150,820
                                                                  -------------
                                                                      4,363,251
                                                                  -------------

FINANCIAL SERVICES -- 2.8%
American Express Co.                                    63,200        2,295,424
The Goldman Sachs Group, L.P.                           78,300        5,743,305
Merrill Lynch & Co., Inc.                               71,700        2,903,850
                                                                  -------------
                                                                     10,942,579
                                                                  -------------

FOODS -- 0.9%
The J.M. Smucker Co.                                       614           20,956
Sysco Corp.                                             88,500        2,408,970
Unilever PLC                                           115,600        1,053,729
                                                                  -------------
                                                                      3,483,655
                                                                  -------------

HEALTHCARE -- 4.3%
HCA, Inc.                                               57,515        2,731,962
Tenet Healthcare Corp.*                                 98,300        7,033,365
UnitedHealth Group, Inc.                                80,600        7,378,930
                                                                  -------------
                                                                     17,144,257
                                                                  -------------

INDUSTRIAL - DIVERSIFIED -- 5.1%
3M Co.                                                  70,990        8,731,770
Danaher Corp.                                           82,500        5,473,875
Illinois Tool Works, Inc.                               78,800        5,382,040
Tyco International Limited                              56,958          769,502
                                                                  -------------
                                                                     20,357,187
                                                                  -------------

INSURANCE -- 5.4%
ACE Limited                                             67,500        2,133,000
AFLAC, Inc.                                             38,200        1,222,400
American International Group, Inc.                     138,182        9,428,158
Anthem, Inc.*                                           24,900        1,680,252
Chubb Corp.                                             33,900        2,400,120
XL Capital Limited Cl. A                                55,400        4,692,380
                                                                  -------------
                                                                     21,556,310
                                                                  -------------

MACHINERY & COMPONENTS -- 1.0%
Baker Hughes, Inc.                                     118,000        3,928,220
                                                                  -------------

MANUFACTURING -- 0.2%
Applied Materials, Inc.*                                51,900         987,138
                                                                  -------------

MEDICAL SUPPLIES -- 2.0%
Baxter International, Inc.                             134,400        5,974,080
Medtronic, Inc.                                         47,100        2,018,235
                                                                  -------------
                                                                      7,992,315
                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       135

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
PHARMACEUTICALS -- 11.9%
Alcon, Inc.*                                            57,400    $   1,965,950
Amgen, Inc.*                                           133,300        5,582,604
Eli Lilly & Co.                                         82,100        4,630,440
Forest Laboratories, Inc. Cl. A*                        46,200        3,270,960
Genzyme Corp.*                                          39,400          758,056
Johnson & Johnson                                      146,500        7,656,090
Medimmune, Inc.*                                        28,100          741,840
Pfizer, Inc.                                           478,337       16,741,795
Pharmacia Corp.                                         21,500          805,175
Wyeth                                                   95,770        4,903,424
                                                                  -------------
                                                                     47,056,334
                                                                  -------------

PREPACKAGED SOFTWARE -- 8.3%
Adobe Systems, Inc.                                     84,000        2,394,000
Brocade Communications Systems, Inc.*                  115,100        2,011,948
Electronic Arts, Inc.*                                  13,400          885,070
Intuit, Inc.*                                           39,900        1,983,828
Microsoft Corp.*                                       291,060       15,920,982
Oracle Corp.*                                          404,650        3,832,035
Peoplesoft, Inc.*                                      180,570        2,686,882
Rational Software Corp.*                                99,210          814,514
Veritas Software Corp.*                                125,351        2,480,696
                                                                  -------------
                                                                     33,009,955
                                                                  -------------

RESTAURANTS -- 1.2%
Yum! Brands, Inc.*                                     163,800        4,791,150
                                                                  -------------

RETAIL -- 9.3%
Best Buy Co., Inc.*                                     38,500        1,397,550
Kohls Corp.*                                            46,000        3,223,680
Lowe's Companies, Inc.                                 217,260        9,863,604
Office Depot, Inc.*                                     12,400          208,320
Target Corp.                                            94,900        3,615,690
TJX Companies, Inc.                                    120,000        2,353,200
Walgreen Co.                                            78,300        3,024,729
Wal-Mart Stores, Inc.                                  237,800       13,081,378
                                                                  -------------
                                                                     36,768,151
                                                                  -------------

TOBACCO -- 1.4%
Philip Morris Companies, Inc.                          123,960        5,414,573
                                                                  -------------

TRANSPORTATION -- 2.0%
FedEx Corp.                                             51,000        2,723,400
United Parcel Service, Inc. Cl. B                       81,400        5,026,450
                                                                  -------------
                                                                      7,749,850
                                                                  -------------

TOTAL EQUITIES
(COST $405,305,583)                                                 373,994,608
                                                                  -------------

RIGHTS -- 0.0%
COMPUTERS & INFORMATION
Seagate Technologies, Inc.                              66,000    $          --
                                                                  -------------

TOTAL RIGHTS
(COST $0)                                                                    --
                                                                  -------------

                                                   PRINCIPAL
                                                     AMOUNT
                                                  ------------
SHORT-TERM INVESTMENTS -- 13.4%

CASH EQUIVALENTS -- 8.5%**
American Honda Motor Co., Inc. Bank Note
  1.820% 04/08/2003                               $    614,707          614,707
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                                    684,881          684,881
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                  3,924,407        3,924,407
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                  1,918,602        1,918,602
Bayerische Hypo-und Vereinsbank
  Eurodollar Time
  Deposit 1.930% 07/03/2002                          1,837,203        1,837,203
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                  4,460,449        4,460,449
Fleet National Bank Note
  2.000% 07/03/2002                                     15,006           15,006
Goldman Sachs Bank Note
  2.120% 08/05/2002                                  1,027,625        1,027,625
Merrill Lynch Bank Note
  1.910% 11/26/2002                                    734,881          734,881
Merrill Lynch Bank Note
  1.920% 04/16/2003                                    367,441          367,441
Merrimac Money Market Fund                          13,872,621       13,872,621
Morgan Stanley Dean Witter & Co.
  2.080% 11/08/2002                                    551,161          551,161
National City Bank Note
  1.820% 01/23/2003                                    918,602          918,602
Royal Bank of Scotland Eurodollar Time Deposit
  1.830% 08/16/2002                                  1,837,203        1,837,203
US Bank Note
  1.800% 11/06/2002                                    918,602          918,602
                                                                  -------------
                                                                     33,683,391
                                                                  -------------

                                                   PRINCIPAL          MARKET
                                                     AMOUNT           VALUE
                                                  ------------    -------------
REPURCHASE AGREEMENT -- 4.9%
Investors Bank & Trust Company Repurchase
  Agreement, dated 06/28/2002, 1.03%, due
  07/01/2002 (a)                                  $ 19,294,311    $  19,294,311
                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                  52,977,702
                                                                  -------------

TOTAL INVESTMENTS -- 107.7%
(COST $458,283,285)***                                              426,972,310

OTHER ASSETS/
(LIABILITIES) -- (7.7%)                                             (30,363,064)
                                                                  -------------

NET ASSETS -- 100.0%                                              $ 396,609,246
                                                                  =============

NOTES TO PORTFOLIO OF INVESTMENTS

ADR  - American Depository Receipt.
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for federal tax purposes. (NOTE 7).
(a) Maturity value of $19,295,967. Collateralized by U.S. Government Agency obligation with rates of 2.240%-5.308%, maturity dates of 11/01/2025-06/15/2029, and aggregate market value, including accrued interest, OF $20,259,071.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL GROWTH EQUITY FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                   JUNE 30, 2002
                                                                                                                    (UNAUDITED)
                                                                                                                   -------------
ASSETS:
      Investments, at value (cost $405,305,583) (NOTE 2)                                                           $ 373,994,608
      Short-term investments, at amortized cost (NOTE 2)                                                              52,977,702
                                                                                                                   -------------
          Total Investments (including securities on loan with market values of $32,634,169)                         426,972,310
      Receivables from:
          Investments sold                                                                                            12,212,406
          Interest and dividends                                                                                         312,404
          Foreign taxes withheld                                                                                          13,571
                                                                                                                   -------------
               Total assets                                                                                          439,510,691
                                                                                                                   -------------

LIABILITIES:
      Payables for:
          Investments purchased                                                                                        8,859,422
          Securities on loan (NOTE 2)                                                                                 33,683,391
          Directors' fees and expenses (NOTE 3)                                                                            5,790
          Affiliates (NOTE 3):
               Investment management fees                                                                                214,313
               Administration fees                                                                                        61,761
               Service fees                                                                                               54,277
      Due to custodian                                                                                                       515
      Accrued expense and other liabilities                                                                               21,976
                                                                                                                   -------------
               Total liabilities                                                                                      42,901,445
                                                                                                                   -------------
      NET ASSETS                                                                                                   $ 396,609,246
                                                                                                                   =============

NET ASSETS CONSIST OF:
      Paid-in capital                                                                                              $ 614,561,667
      Accumulated net investment loss                                                                                   (423,133)
      Accumulated net realized loss on investments and foreign currency translations                                (186,219,995)
      Net unrealized depreciation on investments, foreign currency and other assets and liabilities                  (31,309,293)
                                                                                                                   -------------
                                                                                                                   $ 396,609,246
                                                                                                                   =============

NET ASSETS:
      Class A                                                                                                      $  82,683,028
                                                                                                                   =============
      Class L                                                                                                      $ 104,785,284
                                                                                                                   =============
      Class Y                                                                                                      $  61,033,771
                                                                                                                   =============
      Class S                                                                                                      $ 148,107,163
                                                                                                                   =============

SHARES OUTSTANDING:
      Class A                                                                                                         12,047,571
                                                                                                                   =============
      Class L                                                                                                         15,143,911
                                                                                                                   =============
      Class Y                                                                                                          8,790,650
                                                                                                                   =============
      Class S                                                                                                         21,277,287
                                                                                                                   =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A                                                                                                      $        6.86
                                                                                                                   =============
      Class L                                                                                                      $        6.92
                                                                                                                   =============
      Class Y                                                                                                      $        6.94
                                                                                                                   =============
      Class S                                                                                                      $        6.96
                                                                                                                   =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                               SIX MONTHS ENDED
                                                                                                                 JUNE 30, 2002
                                                                                                                  (UNAUDITED)
                                                                                                               ----------------
INVESTMENT INCOME: (NOTE 2)
      Dividends (net of withholding tax of $12,719)                                                             $   1,500,368
      Interest (including securities lending income of $37,142)                                                       126,668
                                                                                                                -------------
             Total investment income                                                                                1,627,036
                                                                                                                -------------

EXPENSES: (NOTE 2)
      Investment management fees (NOTE 3)                                                                           1,474,953
      Custody fees                                                                                                     38,536
      Shareholder reporting fees                                                                                       11,029
      Audit and legal fees                                                                                             10,901
      Directors' fees (NOTE 3)                                                                                          4,746
                                                                                                                -------------
                                                                                                                    1,540,165
      Administration fees (NOTE 3):
          Class A                                                                                                     120,777
          Class L                                                                                                     166,393
          Class Y                                                                                                      57,682
          Class S                                                                                                      71,112
      Service fees (NOTE 3):
          Class A                                                                                                     101,494
                                                                                                                -------------
             Total expenses                                                                                         2,057,623
      Expenses waived (NOTE 3):                                                                                       (26,912)
      Less reductions (NOTE 3):                                                                                        (1,665)
                                                                                                                -------------
          Net expenses                                                                                              2,029,046
                                                                                                                -------------
          NET INVESTMENT LOSS                                                                                        (402,010)
                                                                                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on:
          Investment transactions                                                                                 (28,823,908)
          Foreign currency transactions                                                                                (6,981)
                                                                                                                -------------
             Net realized loss                                                                                    (28,830,889)
                                                                                                                -------------
      Net change in unrealized appreciation (depreciation) on:
          Investments                                                                                             (56,811,522)
          Translation of assets and liabilities in foreign currencies                                                   1,342
                                                                                                                -------------
             Net unrealized loss                                                                                  (56,810,180)
                                                                                                                -------------
             NET REALIZED AND UNREALIZED LOSS                                                                     (85,641,069)
                                                                                                                -------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $ (86,043,079)
                                                                                                                =============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SIX MONTHS ENDED
                                                                                          JUNE 30, 2002          YEAR ENDED
                                                                                           (UNAUDITED)        DECEMBER 31, 2001
                                                                                        ----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment loss                                                                $     (402,010)       $      (158,742)
      Net realized loss on investment transactions and foreign currency
        transactions                                                                        (28,830,889)          (127,338,171)
      Net change in unrealized appreciation (depreciation) on investments
        and translation of assets and liabilities in foreign currencies                     (56,810,180)            26,616,199
                                                                                         --------------        ---------------
          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                              (86,043,079)          (100,880,714)
                                                                                         --------------        ---------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
      Class A                                                                                24,508,245             45,474,606
      Class L                                                                                14,207,269             67,890,488
      Class Y                                                                                (5,947,817)            51,093,180
      Class S                                                                                 5,635,046             51,958,908
                                                                                         --------------        ---------------
          INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                            38,402,743            216,417,182
                                                                                         --------------        ---------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS                                               (47,640,336)           115,536,468

NET ASSETS:
      Beginning of period                                                                   444,249,582            328,713,114
                                                                                         --------------        ---------------
      End of period (including accumulated net investment loss of
        $423,133 and $21,123, respectively)                                              $  396,609,246        $   444,249,582
                                                                                         ==============        ===============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                           CLASS A
                                                                                           -------
                                                              SIX MONTHS ENDED
                                                                   6/30/02         YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                                 (UNAUDITED)        12/31/01         12/31/00         12/31/99++
                                                              ----------------     ----------       ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       8.39        $  11.24        $    12.90       $   10.00
                                                                ------------        --------        ----------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                  (0.02)***       (0.03)***         (0.05)***       (0.05)***
  Net realized and unrealized gain (loss) on investments               (1.51)          (2.82)            (0.70)           2.98
                                                                ------------        --------        ----------       ---------
    Total income (loss) from investment operations                     (1.53)          (2.85)            (0.75)           2.93
                                                                ------------        --------        ----------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  Tax return of capital                                                    -               -             (0.00)+             -
  From net realized gains                                                  -               -             (0.91)          (0.03)
                                                                ------------        --------        ----------       ---------
    Total distributions                                                    -               -             (0.91)          (0.03)
                                                                ------------        --------        ----------       ---------
NET ASSET VALUE, END OF PERIOD                                  $       6.86        $   8.39        $    11.24       $   12.90
                                                                ============        ========        ==========       =========
TOTAL RETURN@                                                         (18.24)%**      (25.36)%           (6.01)%         29.27%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                             $     82,683        $ 75,186        $   44,905       $   2,379
  Ratio of expenses to average daily net assets:
    Before expense waiver                                               1.26%*          1.27%             1.29%           1.50%*
    After expense waiver#                                               1.24%*(a)       1.24%             1.25%            N/A
  Net investment loss to average daily net assets                      (0.49)%*        (0.36)%           (0.35)%         (0.68)%*
  Portfolio turnover rate                                                102%**          279%              264%            114%**

                                                                                           CLASS L
                                                                                           -------
                                                              SIX MONTHS ENDED
                                                                   6/30/02         YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                                 (UNAUDITED)        12/31/01         12/31/00         12/31/99++
                                                              ----------------     ----------       ----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       8.45        $  11.29        $    12.93       $   10.00
                                                                ------------        --------        ----------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                  (0.01)***       (0.01)***         (0.01)***       (0.03)***
  Net realized and unrealized gain (loss) on investments               (1.52)          (2.83)            (0.72)           2.99
                                                                ------------        --------        ----------       ---------
    Total income (loss) from investment operations                     (1.53)          (2.84)            (0.73)           2.96
                                                                ------------        --------        ----------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  Tax return of capital                                                    -               -             (0.00)+             -
  From net realized gains                                                  -               -             (0.91)          (0.03)
                                                                ------------        --------        ----------       ---------
    Total distributions                                                    -               -             (0.91)          (0.03)
                                                                ------------        --------        ----------       ---------
NET ASSET VALUE, END OF PERIOD                                  $       6.92        $   8.45        $    11.29       $   12.93
                                                                ============        ========        ==========       =========
TOTAL RETURN@                                                         (18.11)%**      (25.15)%           (5.84)%         29.57%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                             $    104,785        $112,901        $   69,163       $   8,912
  Ratio of expenses to average daily net assets:
    Before expense waiver                                               1.01%*          1.02%             1.04%           1.25%*
    After expense waiver#                                               0.99%*(a)       0.99%             1.00%            N/A
  Net investment loss to average daily net assets                      (0.24)% *      (0.11)%            (0.11)%         (0.41)%*
  Portfolio turnover rate                                                102%**          279%              264%            114%**

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  ++ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  +   TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUNDS FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, FOR THE YEAR ENDED DECEMBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR PERIODS IF THEY REFLECTED THESE CHANGES.
  (a) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                           CLASS Y
                                                                                           -------
                                                              SIX MONTHS ENDED
                                                                   6/30/02         YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                                 (UNAUDITED)        12/31/01         12/31/00         12/31/99++
                                                              ----------------     ----------       ----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       8.47        $  11.31        $    12.93       $   10.00
                                                                ------------        --------        ----------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         (0.00)***+       0.00***+          0.00***+       (0.02)***
  Net realized and unrealized gain (loss) on investments               (1.53)          (2.84)            (0.71)           2.98
                                                                ------------        --------        ----------       ---------
       Total income (loss) from investment operations                  (1.53)          (2.84)            (0.71)           2.96
                                                                ------------        --------        ----------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  Tax return of capital                                                    -               -             (0.00)+             -
  From net realized gains                                                  -               -             (0.91)          (0.03)
                                                                ------------        --------        ----------       ---------
       Total distributions                                                 -               -             (0.91)          (0.03)
                                                                ------------        --------        ----------       ---------
NET ASSET VALUE, END OF PERIOD                                  $       6.94        $   8.47        $    11.31       $   12.93
                                                                ============        ========        ==========       =========
TOTAL RETURN@                                                         (18.06)%**      (25.11)%           (5.69)%         29.57%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                             $     61,034        $ 81,552        $   49,165       $  34,170
  Ratio of expenses to average daily net assets:
     Before expense waiver                                              0.86%*          0.87%             0.89%           1.12%*
     After expense waiver#                                              0.84%*(a)       0.84%             0.87%            N/A
  Net investment income (loss) to average daily net assets             (0.10)%*         0.04%             0.01%          (0.26)%*
  Portfolio turnover rate                                                102%**          279%              264%            114%**

                                                                                           CLASS S
                                                                                           -------
                                                              SIX MONTHS ENDED
                                                                   6/30/02         YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                                 (UNAUDITED)        12/31/01         12/31/00         12/31/99++
                                                              ----------------     ----------       ----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD                            $       8.49        $  11.32        $    12.93       $   10.00
                                                                ------------        --------        ----------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         (0.00)***+       0.01***           0.01***        (0.01)***
  Net realized and unrealized gain (loss) on investments               (1.53)          (2.84)            (0.71)           2.97
                                                                ------------        --------        ----------       ---------
       Total income (loss) from investment operations                  (1.53)          (2.83)            (0.70)           2.96
                                                                ------------        --------        ----------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  Tax return of capital                                                    -               -             (0.00)+             -
  From net realized gains                                                  -               -             (0.91)          (0.03)
                                                                ------------        --------        ----------       ---------
       Total distributions                                                 -               -             (0.91)          (0.03)
                                                                ------------        --------        ----------       ---------
NET ASSET VALUE, END OF PERIOD                                  $       6.96        $   8.49        $    11.32       $   12.93
                                                                ============        ========        ==========       =========
TOTAL RETURN@                                                         (18.02)%**      (25.00)%           (5.61)%         29.57%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                             $    148,107        $174,610        $  165,480       $  62,968
  Ratio of expenses to average daily net assets:
    Before expense waiver                                               0.80%*          0.81%             0.83%           0.97%*
    After expense waiver#                                               0.78%*(a)       0.78%             0.80%            N/A
  Net investment income (loss) to average daily net assets             (0.03)%*         0.10%             0.07%          (0.10)%*
  Portfolio turnover rate                                                102%**          279%              264%            114%**

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD. FOR THE PERIOD
      FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999. ++ NET INVESTMENT INCOME (LOSS) AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01
      PER SHARE.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, FOR THE YEAR ENDED DECEMBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL AGGRESSIVE GROWTH FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL AGGRESSIVE GROWTH FUND

The objectives and policies of the Fund are to:
-  achieve long-term capital appreciation
- invest primarily in a diversified portfolio of equity securities of companies of any size, in the U.S. and abroad, including larger, more well-established companies and smaller, emerging growth companies
-  utilize a growth-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned -15.60%, trailing the -13.15% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

We slightly outperformed the benchmark's 0.28% return in the first quarter. Growth stocks, especially the aggressive growth stocks normally held by the Fund, took a breather after a vigorous fourth-quarter rally. Despite evidence that the economy was strengthening--including the news that fourth-quarter GDP grew at a 1.7% annual rate, business investment remained sluggish and corporate earnings fell for the fifth straight quarter. The market declined in January and February, only to rally back to roughly the break-even mark in March on the news of back-to-back gains in industrial production and surging consumer confidence numbers.

Helping our performance in the first quarter was Applied Materials, which bucked the downward trend in technology stocks. The world's largest maker of semiconductor capital equipment noted that its business improved as customers worked off their inventories and reaffirmed or boosted their capital spending plans for this year and next. Moreover, the company introduced new chip-making equipment that cut costs by roughly one-third. Casino operator MGM Mirage also aided our performance, as the company posted better-than-expected results by trimming staff and slashing room rates in the wake of a dramatic decline in visitors following the September 2001 terrorist attacks.

WHAT HAPPENED IN THE SECOND QUARTER?

Stocks were besieged by discouraging news on all sides in the second quarter, as the S&P 500 declined 13.40%. Once again, the economy gave off mixed signals. First-quarter GDP grew at a robust annual rate of 5.0% and consumers continued their spending ways, but corporate capital spending remained in the doldrums. As a result, numerous companies in the technology sector were forced to revise downward their revenue and earnings guidance for the balance of the year. A falling U.S. dollar exacerbated the weakness in stocks, as foreign investors increasingly chose not to face the prospect of both a falling stock market and a shrinking dollar. Perhaps most damaging, however, were the numerous revelations of corporate wrongdoing, epitomized by WorldCom's admission that it improperly booked $3.8 billion in expenses. Discouraged and mistrustful, investors sold aggressively, triggering double-digit losses in all three of the major stock indexes. Against this backdrop, the Fund underperformed its benchmark for the quarter and half-year periods.

Veritas Software was our worst performer. Although the storage-management software maker beat first-quarter earnings, its shares slid after the company lowered second-quarter profit and sales targets. Our longer-term outlook for Veritas, however, remained constructive in view of the fact that more and more companies are turning to the company for disaster recovery solutions in the wake of last year's terrorist attacks. Maxim Integrated Products, a leading maker of analog and mixed-signal semiconductors, also detracted from performance. The stock sank, in part, on analyst downgrades of the semiconductor sector and a revenue warning from Intel. However, the company's bookings remained strong, with some of its products sold out through the end of the year. Consequently, we added to the position.

The list of positive contributors was considerably shorter than usual this quarter but included Blockbuster, Electronic Arts and UnitedHealth Group. We correctly reasoned that Blockbuster would be one of the prime beneficiaries of the huge demand for DVD players last Christmas, especially since DVD's are a higher-margin product than videocassettes. UnitedHealth Group was a position we added during the quarter. We liked the company's effective cost management as well as its transition from a pure HMO to a provider of a host of related businesses with the potential to enhance its bottom line.

WHAT IS YOUR OUTLOOK?

We are carefully monitoring consumer spending, in view of the fact that consumers have been the primary force keeping the economy moving during the recession. Also, we are alert for signs of a pickup in corporate spending, which could recover as abruptly as it dried up at the beginning of the slowdown. We believe that an earnings recovery must precede any significant recovery in corporate spending, however. While we look for profits to improve in the second half of the year, our analysis suggests that the long-awaited economy recovery could be relatively modest in its early stages.

                                   MASSMUTUAL AGGRESSIVE GROWTH FUND
                                    LARGEST STOCK HOLDINGS (6/30/02)

                                   Maxim Integrated Products, Inc.
                                   Citigroup, Inc.
                                   Walgreen Co.
                                   MGIC Investment Corp.
                                   Harley-Davidson, Inc.
                                   Electronic Arts, Inc.
                                   Tiffany & Co.
                                   Capital One Financial Corp.
                                   Medtronic, Inc.
                                   Tenet Healthcare Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Aggressive Growth Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MASSMUTUAL AGGRESSIVE GROWTH FUND TOTAL RETURN

                                                       SINCE INCEPTION
                  YEAR TO DATE         ONE YEAR        AVERAGE ANNUAL
                1/1/02 - 6/30/02   7/1/01 - 6/30/02   5/1/00 - 6/30/02
Class S             -15.60%             -24.54%            -30.79%
Class A             -15.72%             -24.83%            -31.10%
Class Y             -15.63%             -24.71%            -30.86%
Class L             -15.82%             -24.75%            -30.95%
S&P 500 Index       -13.15%             -17.98%            -15.11%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                                                        S&P 500
              CLASS S       CLASS A        CLASS Y        CLASS L        INDEX
5/1/00        $10,000       $10,000        $10,000        $10,000       $10,000
  6/00        $ 9,780       $ 9,770        $ 9,770        $ 9,780       $10,037
  6/01        $ 5,970       $ 5,934        $ 5,969        $ 5,955       $ 8,549
  6/02        $ 4,505       $ 4,460        $ 4,494        $ 4,481       $ 7,012

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL AGGRESSIVE GROWTH FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
EQUITIES -- 92.7%

ADVERTISING -- 1.2%
TMP Worldwide, Inc.*                                    83,030    $   1,785,145
                                                                  -------------

AEROSPACE & DEFENSE -- 1.9%
General Dynamics Corp.                                  26,540        2,822,529
                                                                  -------------

AIR TRANSPORTATION -- 1.8%
Southwest Airlines Co.                                 160,860        2,599,498
                                                                  -------------

AUTOMOTIVE & PARTS -- 3.2%
Ford Motor Co. Capital
  Trust II Convertible
  Preferred                                             19,905        1,119,656
Harley-Davidson, Inc.                                   68,625        3,518,404
                                                                  -------------
                                                                      4,638,060
                                                                  -------------

BANKING, SAVINGS & LOANS -- 10.8%
Bank of New York Co., Inc.                              75,895        2,561,456
Capital One Financial Corp.                             52,525        3,206,651
Citigroup, Inc.                                        118,175        4,579,281
Federal National Mortgage
  Association                                           36,505        2,692,244
Northern Trust Corp.                                    20,845          918,431
Washington Mutual, Inc.                                 48,920        1,815,421
                                                                  -------------
                                                                     15,773,484
                                                                  -------------

BROADCASTING, PUBLISHING & PRINTING -- 2.9%
Clear Channel
  Communications, Inc.*                                 73,150        2,342,263
New York Times Co. Cl. A                                12,055          620,832
USA Networks, Inc.*                                     52,645        1,234,525
                                                                  -------------
                                                                      4,197,620
                                                                  -------------

COMMERCIAL SERVICES -- 3.9%
Concord EFS, Inc.*                                      98,460        2,967,584
Manpower, Inc.                                          47,205        1,734,784
Vedior NV                                               67,623          935,003
                                                                  -------------
                                                                      5,637,371
                                                                  -------------
COMPUTERS & INFORMATION -- 0.9%
International Game
  Technology*                                           23,285        1,320,259
                                                                  -------------

CONTAINERS -- 0.4%
Pactiv Corp.*                                           25,835          614,873
                                                                  -------------

COSMETICS & PERSONAL CARE -- 3.8%
Avon Products, Inc.                                     19,805        1,034,613
Colgate-Palmolive Co.                                   40,425        2,023,271
The Procter & Gamble Co.                                28,780        2,570,054
                                                                  -------------
                                                                      5,627,938
                                                                  -------------

DATA PROCESSING & PREPARATION -- 1.6%
Fiserv, Inc.*                                           63,840    $   2,343,566
                                                                  -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 7.5%
ARM Holdings PLC*                                      432,493          962,513
Celestica, Inc.*                                        49,645        1,127,438
Integrated Device
  Technology, Inc.*                                     60,215        1,092,300
Maxim Integrated
  Products, Inc.*                                      132,855        5,092,332
Nvidia Corp.*                                           64,670        1,111,031
Xilinx, Inc.*                                           72,125        1,617,764
                                                                  -------------
                                                                     11,003,378
                                                                  -------------

ENERGY -- 2.9%
Anadarko Petroleum Corp.                                40,660        2,004,538
Pancanadian Energy Corp.                                71,094        2,182,984
                                                                  -------------
                                                                      4,187,522
                                                                  -------------

ENTERTAINMENT & LEISURE -- 2.0%
Blockbuster, Inc. Cl. A                                 28,390          763,691
Six Flags, Inc.*                                       147,860        2,136,577
                                                                  -------------
                                                                      2,900,268
                                                                  -------------

FINANCIAL SERVICES -- 2.9%
Berkshire Hathaway, Inc.
  CL. A*                                                    23        1,536,400
The Goldman Sachs
  Group, L.P.                                           37,625        2,759,794
                                                                  -------------
                                                                      4,296,194
                                                                  -------------

FOODS -- 3.3%
Conagra Foods, Inc.                                     85,695        2,369,467
The J.M. Smucker Co.                                       554           18,908
Safeway, Inc.*                                          26,875          784,481
Sysco Corp.                                             58,965        1,605,027
                                                                  -------------
                                                                      4,777,883
                                                                  -------------

HEALTHCARE -- 3.6%
Tenet Healthcare Corp.*                                 42,920        3,070,926
UnitedHealth Group, Inc.                                23,375        2,139,981
                                                                  -------------
                                                                      5,210,907
                                                                  -------------

INSURANCE -- 5.2%
AFLAC, Inc.                                             70,705        2,262,560
Brown & Brown, Inc.                                     41,815        1,317,172
MGIC Investment Corp.                                   59,595        4,040,541
                                                                  -------------
                                                                      7,620,273
                                                                  -------------

LODGING -- 2.5%
Fairmont Hotels &
  Resorts, Inc.                                         25,250          650,945
MGM Mirage, Inc.*                                       57,745        1,948,894
Starwood Hotels &
  Resorts Worldwide, Inc.                               33,315    $   1,095,730
                                                                  -------------
                                                                      3,695,569
                                                                  -------------

MANUFACTURING -- 2.0%
Applied Materials, Inc.*                               151,940        2,889,899
                                                                  -------------

MEDICAL SUPPLIES -- 3.4%
Medtronic, Inc.                                         73,100        3,132,335
Zimmer Holdings, Inc.*                                  52,240        1,862,878
                                                                  -------------
                                                                      4,995,213
                                                                  -------------

PHARMACEUTICALS -- 11.0%
Alcon, Inc.*                                            53,895        1,845,904
Amgen, Inc.*                                            62,195        2,604,727
Cardinal Health, Inc.                                   23,160        1,422,256
Forest Laboratories,
  Inc. Cl. A*                                           29,490        2,087,892
Genentech, Inc.*                                        58,480        1,959,080
McKesson, Inc.                                          42,370        1,385,499
Pfizer, Inc.                                            69,950        2,448,250
Teva Pharmaceutical
  Sponsored ADR                                         35,470        2,368,687
                                                                  -------------
                                                                     16,122,295
                                                                  -------------

PREPACKAGED SOFTWARE -- 4.0%
Electronic Arts, Inc.*                                  52,800        3,487,440
Microsoft Corp.*                                         7,565          413,805
Veritas Software Corp.*                                 97,330        1,926,161
                                                                  -------------
                                                                      5,827,406
                                                                  -------------

RETAIL -- 7.1%
Costco Wholesale Corp.*                                 34,525        1,333,356
Dollar Tree Stores, Inc.*                               24,155          951,949
The Home Depot, Inc.                                    16,290          598,332
Tiffany & Co.                                           95,655        3,367,056
Walgreen Co.                                           106,410        4,110,618
                                                                  -------------
                                                                     10,361,311
                                                                  -------------

RETAIL - GROCERY -- 1.7%
Whole Foods Market, Inc.*                               50,115        2,416,545
                                                                  -------------

TRANSPORTATION -- 1.2%
United Parcel Service,
  Inc. Cl. B                                            28,890        1,783,958
                                                                  -------------

TOTAL EQUITIES
(COST $146,757,905)                                                 135,448,964
                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       144

                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE
                                                  ------------    -------------
BONDS & NOTES -- 2.7%

CORPORATE DEBT
CSC Holdings, Inc.
  7.625% 04/01/2011                               $    705,000    $     567,229
E*TRADE Group, Inc.
  6.000% 02/01/2007                                  2,275,000        1,720,469
Gap, Inc.
  5.625% 05/01/2003                                  1,175,000        1,158,556
Venetian Casino Resort LLC+
  11.000% 06/15/2010                                   405,000          407,531
                                                                  -------------

TOTAL BONDS & NOTES
(COST $4,087,229)                                                     3,853,785
                                                                  -------------

SHORT-TERM INVESTMENTS -- 14.2%

CASH EQUIVALENTS -- 9.4%**
American Honda Motor
  Co., Inc. Bank Note
  1.820% 04/08/2003                                    253,203          253,203
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                                    300,593          300,593
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                  1,502,967        1,502,967
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                    375,742          375,742
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                                    751,483          751,483
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                  2,029,005        2,029,005
Fleet National Bank Note
  2.000% 07/03/2002                                  1,145,506        1,145,506
Goldman Sachs Bank Note
  2.120% 08/05/2002                                  3,183,601        3,183,601
Merrill Lynch Bank Note
  1.910% 11/26/2002                                    300,593          300,593
Merrill Lynch Bank Note
  1.920% 04/16/2003                                    150,297          150,297
Merrimac Money
  Market Fund                                        2,056,336        2,056,336
Morgan Stanley Dean
  Witter & Co.
  2.080% 11/08/2002                                    225,445          225,445
National City Bank Note
  1.820% 01/23/2003                                    375,742          375,742
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                               $    751,483    $     751,483
US Bank Note
  1.800% 11/06/2002                                    375,742          375,742
                                                                  -------------
                                                                     13,777,738
                                                                  -------------

REPURCHASE AGREEMENT -- 4.8%
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002(a)                                  6,942,854        6,942,854
                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                  20,720,592
                                                                  -------------

TOTAL INVESTMENTS -- 109.6%
(COST $171,565,726)***                                              160,023,341

OTHER ASSETS/
(LIABILITIES) -- (9.6%)                                             (13,964,453)
                                                                  -------------

NET ASSETS -- 100.0%                                              $ 146,058,888
                                                                  =============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR -- American Depository Receipt.
 *   Non-Income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** Aggregate cost for Federal tax purposes. (NOTE 7).
 + Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (a) Maturity value of $6,943,448. Collateralized by U.S. Government Agency obligation with a rate of 4.46%, maturity date 12/15/2008, and aggregate market value, including accrued interest, of $7,289,997.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL AGGRESSIVE GROWTH FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                   JUNE 30, 2002
                                                                                                                    (UNAUDITED)
                                                                                                                   -------------
ASSETS:
      Investments, at value (cost $150,845,134) (NOTE 2)                                                           $ 139,302,749
      Short-term investments, at amortized cost (NOTE 2)                                                              20,720,592
                                                                                                                   -------------
          Total Investments (including securities on loan with market values of $13,241,500)                         160,023,341
      Receivables from:
          Investments sold                                                                                               735,706
          Interest and dividends                                                                                         129,307
          Foreign taxes withheld                                                                                             506
                                                                                                                   -------------
               Total assets                                                                                          160,888,860
                                                                                                                   -------------

LIABILITIES:
      Payables for:
          Investments purchased                                                                                          906,934
          Securities on loan (NOTE 2)                                                                                 13,777,738
          Directors' fees and expenses (NOTE 3)                                                                            2,515
          Affiliates (NOTE 3):
               Investment management fees                                                                                 84,672
               Administration fees                                                                                        25,555
               Service fees                                                                                               24,256
      Accrued expense and other liabilities                                                                                8,302
                                                                                                                   -------------
               Total liabilities                                                                                      14,829,972
                                                                                                                   -------------
      NET ASSETS                                                                                                   $ 146,058,888
                                                                                                                   =============

NET ASSETS CONSIST OF:
      Paid-in capital                                                                                              $ 253,980,777
      Accumulated net investment loss                                                                                   (241,124)
      Accumulated net realized loss on investments and foreign currency translations                                 (96,138,420)
      Net unrealized depreciation on investments, foreign currency and other assets and liabilities                  (11,542,345)
                                                                                                                   -------------
                                                                                                                   $ 146,058,888
                                                                                                                   =============

NET ASSETS:
      Class A                                                                                                      $  35,373,298
                                                                                                                   =============
      Class L                                                                                                      $  33,882,630
                                                                                                                   =============
      Class Y                                                                                                      $  11,284,182
                                                                                                                   =============
      Class S                                                                                                      $  65,518,778
                                                                                                                   =============

SHARES OUTSTANDING:
      Class A                                                                                                          7,952,277
                                                                                                                   =============
      Class L                                                                                                          7,573,788
                                                                                                                   =============
      Class Y                                                                                                          2,517,183
                                                                                                                   =============
      Class S                                                                                                         14,581,233
                                                                                                                   =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A                                                                                                      $        4.45
                                                                                                                   =============
      Class L                                                                                                      $        4.47
                                                                                                                   =============
      Class Y                                                                                                      $        4.48
                                                                                                                   =============
      Class S                                                                                                      $        4.49
                                                                                                                   =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                         SIX MONTHS ENDED
                                                                           JUNE 30, 2002
                                                                            (UNAUDITED)
                                                                         ----------------
INVESTMENT INCOME: (NOTE 2)
      Dividends (net of withholding tax of $4,421)                       $        378,019
      Interest (including securities lending income of $15,478)                   179,041
                                                                         ----------------
               Total investment income                                            557,060
                                                                         ----------------

EXPENSES: (NOTE 2)
      Investment management fees (NOTE 3)                                         564,432
      Custody fees                                                                 18,947
      Audit and legal fees                                                          3,882
      Shareholder reporting fees                                                    3,787
      Directors' fees (NOTE 3)                                                      1,639
                                                                         ----------------
                                                                                  592,687
      Administration fees (NOTE 3):
          Class A                                                                  63,874
          Class L                                                                  58,392
          Class Y                                                                  11,790
          Class S                                                                  33,751
      Service fees (NOTE 3):
          Class A                                                                  46,366
                                                                         ----------------
               Total expenses                                                     806,860
      Expenses waived (NOTE 3)                                                    (10,435)
                                                                         ----------------
               Net expenses                                                       796,425
                                                                         ----------------
               NET INVESTMENT LOSS                                               (239,365)
                                                                         ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on:
          Investment transactions                                             (13,875,634)
          Foreign currency transactions                                               132
                                                                         ----------------
               Net realized loss                                              (13,875,502)
                                                                         ----------------
      Net change in unrealized appreciation (depreciation) on:
          Investments                                                         (12,431,600)
          Translation of assets and liabilities in foreign currencies                  77
                                                                         ----------------
               Net unrealized loss                                            (12,431,523)
                                                                         ----------------
               NET REALIZED AND UNREALIZED LOSS                               (26,307,025)
                                                                         ----------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $    (26,546,390)
                                                                         ================


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             SIX MONTHS ENDED
                                                                               JUNE 30, 2002          YEAR ENDED
                                                                                (UNAUDITED)        DECEMBER 31, 2001
                                                                             ----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment loss                                                    $       (239,365)     $          (3,098)
      Net realized loss on investment transactions and foreign
        currency transactions                                                     (13,875,502)           (69,055,181)
      Net change in unrealized appreciation (depreciation) on investments
        and translation of assets and liabilities in foreign currencies           (12,431,523)            17,915,061
                                                                             ----------------      -----------------
          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    (26,546,390)           (51,143,218)
                                                                             ----------------      -----------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
      Class A                                                                       7,121,595             14,564,429
      Class L                                                                      11,866,903             15,850,753
      Class Y                                                                       1,278,279             12,211,598
      Class S                                                                         792,450             29,082,121
                                                                             ----------------      -----------------
         INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                   21,059,227             71,708,901
                                                                             ----------------      -----------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (5,487,163)            20,565,683

NET ASSETS:
      Beginning of period                                                         151,546,051            130,980,368
                                                                             ----------------      -----------------
      End of period (including accumulated net investment loss of $241,124
         and $1,759, respectively)                                           $    146,058,888      $     151,546,051
                                                                             ================      =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               CLASS A
                                                               -------
                                        SIX MONTHS ENDED
                                             6/30/02         YEAR ENDED      PERIOD ENDED
                                           (UNAUDITED)       12/31/01(a)      12/31/00+
                                        ----------------     -----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD    $           5.28     $      7.75     $      10.00
                                        ----------------     -----------     ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)                     (0.02)***       (0.02)***         0.01***
  Net realized and unrealized loss
     on investments                                (0.81)          (2.45)           (2.24)
                                        ----------------     -----------     ------------
       Total loss from investment
         operations                                (0.83)          (2.47)           (2.23)
                                        ----------------     -----------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           -               -            (0.02)
  Tax return of capital                                -               -            (0.00)****
                                        ----------------     -----------     ------------
       Total distributions                             -               -            (0.02)
                                        ----------------     -----------     ------------
NET ASSET VALUE, END OF PERIOD          $           4.45     $      5.28     $       7.75
                                        ================     ===========     ============
TOTAL RETURN@                                     (15.72)%**      (31.87)%         (22.32)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)     $         35,373     $    34,747     $     32,257
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                          1.36%*          1.36%            1.35%*
     After expense waiver#                          1.35%*          1.35%             N/A
  Net investment income (loss)
     to average daily net assets                   (0.63)%*        (0.33)%           0.14%*
  Portfolio turnover rate                             53%**          112%              48%**

                                                               CLASS L
                                                               -------
                                        SIX MONTHS ENDED
                                            6/30/02          YEAR ENDED        PERIOD ENDED
                                          (UNAUDITED)        12/31/01(a)        12/31/00+
                                        ----------------     -----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD    $           5.31     $      7.77       $      10.00
                                        ----------------     -----------       ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)                     (0.01)***       (0.00)***++         0.03***
  Net realized and unrealized loss
     on investments                                (0.83)          (2.46)             (2.24)
                                        ----------------     -----------       ------------
       Total loss from investment
         operations                                (0.84)          (2.46)             (2.21)
                                        ----------------     -----------       ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           -               -              (0.02)
  Tax return of capital                                -               -              (0.00)****
                                        ----------------     -----------       ------------
       Total distributions                             -               -              (0.02)
                                        ----------------     -----------       ------------
NET ASSET VALUE, END OF PERIOD          $           4.47     $      5.31       $       7.77
                                        ================     ===========       ============
TOTAL RETURN@                                     (15.82)%**      (31.66)%           (22.10)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)     $         33,883     $    27,980       $     21,017
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                          1.11%*          1.11%              1.12%*
     After expense waiver#                          1.10%*          1.10%               N/A
  Net investment income (loss)
     to average daily net assets                   (0.38)%*        (0.08)%             0.43%*
  Portfolio turnover rate                             53%**          112%                48%**

                                                              CLASS Y
                                                              -------
                                        SIX MONTHS ENDED
                                            6/30/02          YEAR ENDED        PERIOD ENDED
                                          (UNAUDITED)        12/31/01(a)        12/31/00+
                                        ----------------     -----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD    $           5.31     $      7.77       $      10.00
                                        ----------------     -----------       ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)                     (0.01)***       (0.00)***++         0.03***
  Net realized and unrealized loss
     on investments                                (0.82)          (2.46)             (2.24)
                                        ----------------     -----------       ------------
       Total loss from investment
         operations                                (0.83)          (2.46)             (2.21)
                                        ----------------     -----------       ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           -               -              (0.02)
  Tax return of capital                                -               -              (0.00)****
                                        ----------------     -----------       ------------
       Total distributions                             -               -              (0.02)
                                        ----------------     -----------       ------------
NET ASSET VALUE, END OF PERIOD          $           4.48     $      5.31       $       7.77
                                        ================     ===========       ============
TOTAL RETURN@                                     (15.63)%**      (31.66)%           (22.06)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)     $         11,284     $    12,095       $      2,295
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                          0.96%*          0.96%              0.95%*
     After expense waiver#                          0.95%*          0.94%               N/A
  Net investment income (loss)
     to average daily net assets                   (0.23)%*        (0.02)%             0.52%*
  Portfolio turnover rate                             53%**          112%                48%**

                                                              CLASS S
                                                              -------
                                        SIX MONTHS ENDED
                                            6/30/02            YEAR ENDED      PERIOD ENDED
                                          (UNAUDITED)          12/31/01(a)      12/31/00+
                                        ----------------       -----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD    $           5.32       $      7.77     $      10.00
                                        ----------------       -----------     ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)                     (0.00)***++        0.01***          0.04***
  Net realized and unrealized loss
     on investments                                (0.83)            (2.46)           (2.24)
                                        ----------------       -----------     ------------
       Total loss from investment
         operations                                (0.83)            (2.45)           (2.20)
                                        ----------------       -----------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           -                 -            (0.03)
  Tax return of capital                                -                 -            (0.00)****
                                        ----------------       -----------     ------------
       Total distributions                             -                 -            (0.03)
                                        ----------------       -----------     ------------
NET ASSET VALUE, END OF PERIOD          $           4.49       $      5.32     $       7.77
                                        ================       ===========     ============
TOTAL RETURN@                                     (15.60)%**        (31.53)%         (22.05)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)     $         65,519       $    76,724     $     75,412
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                          0.86%*            0.86%            0.87%*
     After expense waiver#                          0.85%*            0.85%             N/A
  Net investment income (loss)
     to average daily net assets                   (0.13)%*           0.17%            0.70%*
  Portfolio turnover rate                             53%**            112%              48%**

*     ANNUALIZED.
**    PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***   PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
****  DISTRIBUTIONS FROM TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
++    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
(a) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS AN INCREASE TO NET INVESTMENT LOSS PER SHARE OF LESS THAN $0.01, A DECREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF LESS THAN $0.01 AND AN INCREASE IN THE RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS OF 0.02%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OTC 100 FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL OTC 100 FUND?

The objectives and policies of the Fund are to:
- achieve long-term growth of capital through performance that closely tracks that of the NASDAQ 100 Index
- invest at least 80% of its assets in a portfolio of equity securities mirroring the sector and stock weightings of the NASDAQ 100 Index

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned -33.82%, about in line with the -33.33% return of the NASDAQ 100 Index.

The NASDAQ 100 Index represents 100 of the largest non-financial U.S. and non-U.S. companies listed on the National Tier of the NASDAQ stock market. It is a modified capitalization-weighted index that is designed to limit domination by a few large stocks while generally retaining the ranking of companies by capitalization.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE PERIOD?

Information technology stocks, which dominate the index with almost a two-thirds weighting, failed to maintain their strong momentum from the fourth quarter of 2001. For one thing, the Federal Reserve Board was expected to stop lowering interest rates after cutting rates 11 times for a total of 475 basis points in 2001. Falling interest rates have generally had a positive effect on stock prices in the past. Meanwhile, valuations for many stocks in the technology and telecommunications sectors had become stretched, as investors had bought stocks at the end of 2001 in anticipation of rising earnings and a rapidly rebounding economy. Also, concerns about corporate accounting began to weigh on investors minds, as auditing firm Arthur Andersen's role in the Enron scandal was given almost daily coverage in the press.

In this challenging environment, the Index declined 7.84%, while the S&P 500 Index, a somewhat more broadly based measure of stock activity, managed a 0.28% gain. The best-performing sector was industrials--up 8.31%--the only sector with a positive return for thE quarter. Information technology fell 5.54%, while telecommunications services lost 11.00%. The best performers included Atmel and Novellus Systems, while decliners were led by Sepracor and WorldCom.

In the second quarter, the market's downside momentum accelerated, as numerous technology companies were forced to restate their earnings for the balance of 2002. Investors' concerns about corporate accounting also intensified, with perhaps the biggest surprise coming from WorldCom, which announced that it improperly booked $3.8 billion in expenses over two years. A falling U.S. dollar and escalating tensions in the Middle East also had a negative influence on share prices. As a result of these factors, the index finished the second quarter approximately 75 points below its lowest close during the week after the terrorist attacks of September 2001.

Consumer discretionary stocks provided the best sector performance, losing only 4.8%. Telecommunications services dropped a whopping 67.6%, while information technology declined 28.6%. WorldCom again headed the list of losing stocks, dropping 87.69%, while Verisign suffered a decline almost as large. Intel, with a 5.58% weighting in the index, had the largest negative impact on its performance. On the positive side, Intuit rose 29.61%, and Dollar Tree Stores posted a gain of 20.12% for the quarter.

WHAT IS YOUR OUTLOOK?

Much of the outlook for technology and telecommunications stocks depends on when we see a rebound in corporate capital spending. There are some indications that corporate CIOs (chief information officers) have underspent their budgets for the first half of the year. Whether they will make up for this shortfall in the second half of the year remains to be seen. Additionally, the decline in share prices has reached the point at which it could begin to significantly affect consumer confidence. Since consumer spending has been the primary factor supporting the economy through the current recession, such a development would be ominous. So far, however, consumers appear willing and able to continue their spending ways.

                                                   MASSMUTUAL OTC 100 FUND
                                               LARGEST STOCK HOLDINGS (6/30/02)

                                              Microsoft Corp.
                                              Intel Corp.
                                              Cisco Systems, Inc.
                                              Qualcomm, Inc.
                                              Dell Computer Corp.
                                              Oracle Corp.
                                              Amgen, Inc.
                                              Concord EFS, Inc.
                                              Maxim Integrated Products, Inc.
                                              Immunex Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual OTC 100 Fund Class S, Class A, Class Y, Class L and the NASDAQ 100 Index

MASSMUTUAL OTC 100 FUND
TOTAL RETURN

                                                          SINCE INCEPTION
                       YEAR TO DATE        ONE YEAR        AVERAGE ANNUAL
                     1/1/02 - 6/30/02  7/1/01 - 6/30/02   5/1/00 - 6/30/02
  Class S                -33.82%           -43.22%            -45.16%
  Class A                -33.82%           -43.28%            -45.35%
  Class Y                -33.82%           -43.10%            -45.16%
  Class L                -33.90%           -43.19%            -45.25%
---------------------------------------------------------------------------
  NASDAQ 100
  Index                  -33.33%           -42.63%            -44.55%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                                                       NASDAQ
              CLASS S       CLASS A        CLASS Y        CLASS L     100 INDEX
5/1/00        $10,000       $10,000        $10,000        $10,000     $ 10,000
  6/00        $ 9,820       $ 9,820        $ 9,820        $ 9,820     $  9,976
  6/01        $ 4,790       $ 4,760        $ 4,780        $ 4,770     $  4,858
  6/02        $ 2,720       $ 2,700        $ 2,720        $ 2,710     $  2,787

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE NASDAQ 100 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL OTC 100 FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
EQUITIES -- 97.7%

ADVERTISING -- 0.3%
TMP Worldwide, Inc.*                                     4,672    $     100,448
                                                                  -------------

AUTOMOTIVE & PARTS -- 0.7%
Paccar, Inc.                                             5,077          225,368
                                                                  -------------

BROADCASTING, PUBLISHING & PRINTING -- 3.0%
Charter Communications, Inc.
  Cl. A*                                                11,961           48,801
Comcast Corp. Cl. A*                                    17,565          418,750
Gemstar-TV Guide
  International, Inc.*                                  17,003           91,646
USA Networks, Inc.*                                     15,636          366,664
                                                                  -------------
                                                                        925,861
                                                                  -------------

COMMERCIAL SERVICES -- 7.3%
Apollo Group, Inc. Cl. A*                                6,838          269,554
Cintas Corp.                                             7,969          393,908
Concord Efs, Inc.*                                      22,520          678,753
eBay, Inc.*                                              8,172          503,559
Paychex, Inc.                                           13,915          435,400
                                                                  -------------
                                                                      2,281,174
                                                                  -------------

COMMUNICATIONS -- 6.2%
ADC
  Telecommunications, Inc.*                             38,872           89,017
Ciena Corp.*                                            15,316           64,174
Echostar
  Communications Corp.*                                  9,754          181,034
Juniper Networks, Inc.*                                  8,521           48,144
Network Appliance, Inc.*                                13,651          169,818
Nextel Communications,
  Inc. Cl. A*                                           39,243          125,970
PanAmSat Corp.*                                          7,901          178,563
Qualcomm, Inc.*                                         36,300          997,887
Tellabs, Inc.*                                           9,157           56,773
                                                                  -------------
                                                                      1,911,380
                                                                  -------------

COMMUNICATIONS EQUIPMENT -- 0.2%
Ericsson (LM) Cl. B ADR*                                35,735           51,458
                                                                  -------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.4%
Sun Microsystems, Inc.*                                 55,221          276,657
Synopsys, Inc.*                                          2,741          150,234
                                                                  -------------
                                                                        426,891
                                                                  -------------

COMPUTER PROGRAMMING SERVICES -- 0.5%
Mercury Interactive Corp.*                               3,484           79,993
Verisign, Inc.*                                          8,716           62,668
                                                                  -------------
                                                                        142,661
                                                                  -------------

COMPUTERS & INFORMATION -- 9.6%
Apple Computer, Inc.*                                   19,401    $     343,786
CDW Computer
  Centers, Inc.*                                         3,497          163,695
Cisco Systems, Inc.*                                   102,217        1,425,927
Comverse Technology, Inc.*                               7,587           70,256
Dell Computer Corp.*                                    37,322          975,597
                                                                  -------------
                                                                      2,979,261
                                                                  -------------

CONTAINERS -- 0.5%
Smurfit-Stone
  Container Corp.*                                       9,368          144,455
                                                                  -------------

DATA PROCESSING & PREPARATION -- 1.1%
Fiserv, Inc.*                                            9,354          343,385
                                                                  -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 18.3%
Altera Corp.*                                           21,132          287,395
Applied Micro
  Circuits Corp.*                                       13,647           64,550
Atmel Corp.*                                            13,710           85,825
Broadcom Corp. Cl. A*                                    6,959          122,061
Conexant Systems, Inc.*                                 11,160           18,079
Flextronics International
  Limited*                                              21,766          155,192
Integrated Device
  Technology, Inc.*                                      3,878           70,347
Intel Corp.                                             91,525        1,672,162
JDS Uniphase Corp.*                                     56,058          149,675
Kla-Tencor Corp.*                                        8,962          394,238
Linear Technology Corp.                                 16,589          521,392
Maxim Integrated
  Products, Inc.*                                       17,694          678,211
Microchip Technology, Inc.*                              6,522          178,899
Molex, Inc.                                              3,821          128,118
Novellus Systems, Inc.*                                  5,787          196,758
Nvidia Corp.*                                            6,423          110,347
PMC-Sierra, Inc.*                                        7,173           66,494
Qlogic Corp.*                                            3,705          141,161
RF Micro Devices, Inc.*                                  7,457           56,822
Sanmina-SCI Corp.*                                      21,879          138,056
Skyworks Solutions, Inc.*                                3,917           21,740
Vitesse
  Semiconductor Corp.*                                   8,506           26,454
Xilinx, Inc.*                                           17,405          390,394
                                                                  -------------
                                                                      5,674,370
                                                                  -------------

FOODS -- 1.7%
Starbucks Corp.*                                        20,990          521,602
                                                                  -------------

HEALTHCARE -- 0.7%
Express Scripts, Inc. Cl. A*                             2,784    $     139,506
Human Genome
  Sciences, Inc.*                                        4,997           66,960
                                                                  -------------
                                                                        206,466
                                                                  -------------

INFORMATION RETRIEVAL SERVICES -- 0.5%
Yahoo!, Inc.*                                           11,239          165,888
                                                                  -------------

INTERNET CONTENT -- 0.4%
BEA Systems, Inc.*                                      14,712          139,911
                                                                  -------------

MANUFACTURING -- 2.0%
Applied Materials, Inc.*                                33,269          632,776
                                                                  -------------

MEDICAL SUPPLIES -- 1.4%
Biomet, Inc.                                            14,111          382,690
Cytyc Corp.*                                             5,057           38,534
                                                                  -------------
                                                                        421,224
                                                                  -------------

MISCELLANEOUS -- 1.1%
Nasdaq-100 Index
  Tracking Stock*                                       13,602          354,604
                                                                  -------------

PHARMACEUTICALS -- 11.6%
Abgenix, Inc.*                                           3,235           31,703
Amgen, Inc.*                                            18,937          793,082
Andrx Group*                                             2,714           73,197
Biogen, Inc.*                                            7,136          295,644
Cephalon, Inc.*                                          1,972           89,134
Chiron Corp.*                                           10,392          367,357
Genzyme Corp.*                                          10,484          201,712
Gilead Sciences, Inc.*                                   7,504          246,732
ICOS Corp.*                                              2,291           38,855
Idec Pharmaceuticals Corp.*                              6,471          229,397
ImClone Systems, Inc.*                                   2,942           25,581
Immunex Corp.*                                          29,615          661,599
Invitrogen Corp.*                                        1,951           62,452
Medimmune, Inc.*                                        10,465          276,276
Millennium
  Pharmaceuticals, Inc.*                                12,087          146,857
Protein Design Labs, Inc.*                               3,336           36,229
Sepracor, Inc.*                                          3,308           31,591
                                                                  -------------
                                                                      3,607,398
                                                                  -------------

PREPACKAGED SOFTWARE -- 24.3%
Adobe Systems, Inc.                                      9,120          259,920
Brocade Communications
  Systems, Inc.*                                         9,286          162,319
Check Point Software
  Technologies Limited*                                  9,380          127,193
Citrix Systems, Inc.*                                    8,455           51,068
Compuware Corp.*                                         9,040           54,873

    The accompanying notes are an integral part of the financial statements.

                                       152

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
Electronic Arts, Inc.*                                   5,438    $     359,180
I2 Technologies, Inc.*                                  17,928           26,533
Intuit, Inc.*                                           10,424          518,281
Microsoft Corp.*                                        72,882        3,986,645
Oracle Corp.*                                           89,534          847,887
Peoplesoft, Inc.*                                       17,158          255,311
Rational Software Corp.*                                 7,943           65,212
Siebel Systems, Inc.*                                   21,692          308,460
Symantec Corp.*                                          5,816          191,056
Veritas Software Corp.*                                 16,356          323,685
                                                                  -------------
                                                                      7,537,623
                                                                  -------------

RETAIL -- 4.4%
Bed Bath & Beyond, Inc.*                                15,352          579,384
Costco Wholesale Corp.*                                  9,353          361,213
Dollar Tree Stores, Inc.*                                4,273          168,399
Staples, Inc.*                                          12,281          241,936
                                                                  -------------
                                                                      1,350,932
                                                                  -------------

RETAIL-INTERNET -- 0.5%
Amazon.com, Inc.*                                        9,738          158,243
                                                                  -------------

TELEPHONE UTILITIES -- 0.0%
Worldcom, Inc.*+                                        41,677            4,168
                                                                  -------------

TOTAL EQUITIES
(COST $60,083,687)                                                   30,307,547
                                                                  -------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                  ------------
SHORT-TERM INVESTMENTS -- 15.8%

CASH EQUIVALENTS -- 13.4%**
American Honda Motor Co.,
  Inc. Bank Note
  1.820% 04/08/2003                               $     67,781           67,781
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                                     90,375           90,375
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                    451,875          451,875
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                    112,969          112,969
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                                    225,938          225,938
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                    610,032          610,032
Fleet National Bank Note
  2.000% 07/03/2002                                    347,457          347,457
Goldman Sachs Bank Note
  2.120% 08/05/2002                               $    820,622    $     820,622
Merrill Lynch Bank Note
  1.910% 11/26/2002                                     90,375           90,375
Merrill Lynch Bank Note
  1.920% 04/16/2003                                     45,188           45,188
Merrimac Money
  Market Fund                                          760,084          760,084
Morgan Stanley Dean
  Witter & Co
  2.080% 11/08/2002                                     67,781           67,781
National City Bank Note
  1.820% 01/23/2003                                    112,969          112,969
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                    225,938          225,938
US Bank Note
  1.800% 11/06/2002                                    112,969          112,969
                                                                  -------------
                                                                      4,142,353
                                                                  -------------

REPURCHASE AGREEMENT -- 1.9%
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002(a)                                    599,625          599,625
                                                                  -------------

U.S. TREASURY BILLS -- 0.5%
U.S. Treasury Bill***
  1.660% 07/18/2002                                    160,000          159,860
                                                                  -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   4,901,838
                                                                  -------------

TOTAL INVESTMENTS -- 113.5%
(COST $64,985,525)****                                               35,209,385

OTHER ASSETS/
(LIABILITIES) -- (13.5%)                                             (4,189,419)
                                                                  -------------

NET ASSETS -- 100.0%                                              $  31,019,966
                                                                  =============

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt.
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   This security is held as collateral for open futures contracts. (NOTE 2).
****  Aggregate cost for Federal tax purposes. (NOTE 7).
+ This security is valued in good faith under procedures established by the board of directors.
(a) Maturity value of $599,677. Collateralized by U.S. Government Agency obligation with a rate of 2.29%, maturity date of 01/15/2029, and aggregate market value, including accrued interest, of $629,999.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OTC 100 FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                               JUNE 30, 2002
                                                                                                (UNAUDITED)
                                                                                               -------------
ASSETS:
        Investments, at value (cost $60,083,687) (NOTE 2)                                      $  30,307,547
        Short-term investments, at amortized cost (NOTE 2)                                         4,901,838
                                                                                               -------------
            Total Investments (including securities on loan with market values of $3,968,324)     35,209,385
        Receivables from:
            Investments sold                                                                          18,775
            Investment adviser (NOTE 3)                                                                1,510
            Interest and dividends                                                                       689
                                                                                               -------------
                 Total assets                                                                     35,230,359
                                                                                               -------------

LIABILITIES:
        Payables for:
            Investments purchased                                                                     34,019
            Variation margin on open futures contracts (NOTE 2)                                        6,050
            Securities on loan (NOTE 2)                                                            4,142,353
            Directors' fees and expenses (NOTE 3)                                                      1,328
            Affiliates (NOTE 3):
                 Investment management fees                                                            3,761
                 Administration fees                                                                  12,876
                 Service fees                                                                          7,880
        Accrued expense and other liabilities                                                          2,126
                                                                                               -------------
                 Total liabilities                                                                 4,210,393
                                                                                               -------------
        NET ASSETS                                                                             $  31,019,966
                                                                                               =============

NET ASSETS CONSIST OF:
        Paid-in capital                                                                        $  73,544,633
        Accumulated net investment loss                                                             (124,511)
        Accumulated net realized loss on investments and futures contracts                       (12,654,158)
        Net unrealized depreciation on investments and futures contracts                         (29,745,998)
                                                                                               -------------
                                                                                               $  31,019,966
                                                                                               =============

NET ASSETS:
        Class A                                                                                $  11,032,471
                                                                                               =============
        Class L                                                                                $   6,394,252
                                                                                               =============
        Class Y                                                                                $     341,407
                                                                                               =============
        Class S                                                                                $  13,251,836
                                                                                               =============

SHARES OUTSTANDING:
        Class A                                                                                    4,089,622
                                                                                               =============
        Class L                                                                                    2,359,341
                                                                                               =============
        Class Y                                                                                      125,558
                                                                                               =============
        Class S                                                                                    4,863,099
                                                                                               =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                $        2.70
                                                                                               =============
        Class L                                                                                $        2.71
                                                                                               =============
        Class Y                                                                                $        2.72
                                                                                               =============
        Class S                                                                                $        2.72
                                                                                               =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                   SIX MONTHS ENDED
                                                                    JUNE 30, 2002
                                                                     (UNAUDITED)
                                                                   ----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends                                                  $         11,850
        Interest (including securities lending income of $4,214)              8,576
                                                                   ----------------
                 Total investment income                                     20,426
                                                                   ----------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                  28,501
        Custody fees                                                         10,479
        Audit and legal fees                                                  1,030
        Shareholder reporting fees                                            1,017
        Directors' fees (NOTE 3)                                                435
                                                                   ----------------
                                                                             41,462
        Administration fees (NOTE 3):
            Class A                                                          39,161
            Class L                                                          24,249
            Class Y                                                             842
            Class S                                                          32,452
        Service fees (NOTE 3):
            Class A                                                          15,679
                                                                   ----------------
                 Total expenses                                             153,845
        Expenses waived (NOTE 3)                                             (9,999)
                                                                   ----------------
                 Net expenses                                               143,846
                                                                   ----------------
                 NET INVESTMENT LOSS                                       (123,420)
                                                                   ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on:
            Investment transactions                                      (3,156,092)
            Closed futures contracts                                       (394,626)
                                                                   ----------------
                 Net realized loss                                       (3,550,718)
                                                                   ----------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                 (11,758,487)
            Open futures contracts                                           58,684
                                                                   ----------------
                 Net unrealized loss                                    (11,699,803)
                                                                   ----------------
                 NET REALIZED AND UNREALIZED LOSS                       (15,250,521)
                                                                   ----------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       $    (15,373,941)
                                                                   ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS ENDED
                                                                               JUNE 30, 2002        YEAR ENDED
                                                                                (UNAUDITED)      DECEMBER 31, 2001
                                                                              ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                   $       (123,420)  $        (194,933)
        Net realized loss on investment transactions and futures contracts          (3,550,718)         (7,333,068)
        Net change in unrealized appreciation (depreciation) on investments
            and futures contracts                                                  (11,699,803)         (4,755,175)
                                                                              ----------------   -----------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   (15,373,941)        (12,283,176)
                                                                              ----------------   -----------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                      3,758,796          10,558,730
        Class L                                                                      1,323,198           7,297,482
        Class Y                                                                        143,879             301,964
        Class S                                                                        519,364           7,414,692
                                                                              ----------------   -----------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                  5,745,237          25,572,868
                                                                              ----------------   -----------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (9,628,704)         13,289,692

NET ASSETS:
        Beginning of period                                                         40,648,670          27,358,978
                                                                              ----------------   -----------------
        End of period (including accumulated net investment loss of
            $124,511 and $1,091, respectively)                                $     31,019,966   $      40,648,670
                                                                              ================   =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            CLASS A
                                      ------------------------------------------------
                                      SIX MONTHS ENDED
                                          6/30/02          YEAR ENDED     PERIOD ENDED
                                        (UNAUDITED)         12/31/01       12/31/00+
                                      ----------------     ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD  $           4.08     $     6.08     $      10.00
                                      ----------------     ----------     ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                            (0.02)***      (0.04)***        (0.05)***
  Net realized and unrealized
     loss on investments                         (1.36)         (1.96)           (3.87)
                                      ----------------     ----------     ------------
       Total loss from
         investment operations                   (1.38)         (2.00)           (3.92)
                                      ----------------     ----------     ------------
NET ASSET VALUE, END OF PERIOD        $           2.70     $     4.08     $       6.08
                                      ================     ==========     ============
TOTAL RETURN@                                   (33.82)%**     (33.00)%         (39.10)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)   $         11,032     $   12,472     $      4,411
  Ratio of expenses to average
     daily net assets:
     Before expense waiver                        1.09%*         1.11%            1.11%*
     After expense waiver#                        1.04%*         1.07%             N/A
  Net investment loss to average
     daily net assets                            (0.93)%*       (0.90)%          (0.91)%*
  Portfolio turnover rate                           15%**          45%              30%**

                                                            CLASS L
                                      -------------------------------------------------
                                      SIX MONTHS ENDED
                                           6/30/02         YEAR ENDED     PERIOD ENDED
                                         (UNAUDITED)        12/31/01       12/31/00+
                                      ----------------     ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD  $           4.10     $     6.09     $      10.00
                                      ----------------     ----------     ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                            (0.01)***      (0.03)***        (0.04)***
  Net realized and unrealized
     loss on investments                         (1.38)         (1.96)           (3.87)
                                      ----------------     ----------     ------------
       Total loss from
         investment operations                   (1.39)         (1.99)           (3.91)
                                      ----------------     ----------     ------------
NET ASSET VALUE, END OF PERIOD        $           2.71     $     4.10     $       6.09
                                      ================     ==========     ============
TOTAL RETURN@                                   (33.90)%**     (32.68)%         (39.10)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)   $          6,394     $    8,225     $      2,360
  Ratio of expenses to average
     daily net assets:
     Before expense waiver                        0.84%*         0.86%            0.86%*
     After expense waiver#                        0.79%*         0.82%             N/A
  Net investment loss to average
     daily net assets                            (0.68)%*       (0.65)%          (0.65)%*
  Portfolio turnover rate                           15%**          45%              30%**

                                                            CLASS Y
                                      ------------------------------------------------
                                      SIX MONTHS ENDED
                                          6/30/02          YEAR ENDED     PERIOD ENDED
                                        (UNAUDITED)         12/31/01        12/31/00+
                                      ----------------     ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD  $           4.11     $     6.10     $      10.00
                                      ----------------     ----------     ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                            (0.01)***      (0.02)***        (0.03)***
  Net realized and unrealized
     loss on investments                         (1.38)         (1.97)           (3.87)
                                      ----------------     ----------     ------------
       Total loss from
         investment operations                   (1.39)         (1.99)           (3.90)
                                      ----------------     ----------     ------------
NET ASSET VALUE, END OF PERIOD        $           2.72     $     4.11     $       6.10
                                      ================     ==========     ============
TOTAL RETURN@                                   (33.82)%**     (32.62)%         (39.00)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)   $            341     $      350     $        121
  Ratio of expenses to average
     daily net assets:
     Before expense waiver                        0.69%*         0.71%            0.80%*
     After expense waiver#                        0.64%*         0.67%             N/A
  Net investment loss to average
     daily net assets                            (0.53)%*       (0.50)%          (0.54)%*
  Portfolio turnover rate                           15%**          45%              30%**

                                                            CLASS S
                                      -------------------------------------------------
                                      SIX MONTHS ENDED
                                           6/30/02         YEAR ENDED     PERIOD ENDED
                                         (UNAUDITED)        12/31/01        12/31/00+
                                      ----------------     ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD  $           4.12     $     6.10     $      10.00
                                      ----------------     ----------     ------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                            (0.01)***      (0.02)***        (0.02)***
  Net realized and unrealized
     loss on investments                         (1.39)         (1.96)           (3.88)
                                      ----------------     ----------     ------------
       Total loss from
         investment operations                   (1.40)         (1.98)           (3.90)
                                      ----------------     ----------     ------------
NET ASSET VALUE, END OF PERIOD        $           2.72     $     4.12     $       6.10
                                      ================     ==========     ============
TOTAL RETURN@                                   (33.82)%**     (32.62)%         (39.00)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)   $         13,252     $   19,602     $     20,466
  Ratio of expenses to average
     daily net assets:
     Before expense waiver                        0.59%*         0.62%            0.69%*
     After expense waiver#                        0.54%*         0.58%             N/A
  Net investment loss to average
     daily net assets                            (0.43)%*       (0.39)%          (0.39)%*
  Portfolio turnover rate                           15%**          45%              30%**

*     ANNUALIZED.
**    PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***   PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND FOR THE SIX MONTHS ENDED JUNE 30, 2002.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FOCUSED VALUE FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL FOCUSED VALUE FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital
- invest in a concentrated portfolio of small and mid-sized companies (companies with market capitalization, at the time of purchase, of $1 billion to $10 billion)
-  utilize a value-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   - offer above-average levels of profitability or superior growth potential
   - are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned -9.27%, trailing the -5.22% return of the Russell 2500 Index, a broadly based, unmanaged index of 2500 medium- and small-capitalization common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Following the Fund's excellent performance in 2001, we certainly were disappointed with a negative return that fell short of our benchmark's results during the first half of 2002. However, it was a particularly difficult time for stock investors, when short-term emotions appeared to overwhelm their ability to assess fundamental value.

In the first quarter, we managed a small positive return while lagging our benchmark. Valuations in the market remained relatively high, with the S&P 500 trading at roughly 23 times estimated 2002 earnings. This was a remarkably high valuation given how far the market had fallen since the highs in early 2000. The problem was that earnings had fallen significantly too. Therefore, we proceeded with great caution in the first quarter, recognizing that many attractive stocks would be priced too richly for our tastes.

Our strongest performances came from cruise line operator Carnival, Tricon Global Restaurants and advertising firm Interpublic Group of Companies. Carnival is the largest and lowest-cost operator in the global cruise industry. Not only is its management extremely solid, but the company has the lowest debt-to-total-capital ratio among the three major industry players, enabling it to weather the post-September 11 falloff in bookings better than its competitors. Looking at detractors, Waste Management, Toys R Us and AT&T Corp. experienced weakness during the period. AT&T was hurt by continued intense competition in the long-distance telephone market.

The Fund held 20 stocks as of March 31, 2002. Albertson's was the only addition during the quarter. The company operates a retail food and drug chain in various states across the U.S. Positions sold included Brunswick, Maytag, and Teradyne, either because they had reached their price targets or more undervalued alternatives were identified.

WHAT HAPPENED DURING THE SECOND QUARTER?

In the second quarter, our fears that valuations generally were too rich were justified by a steep selloff in all of the major market indexes. Lackluster earnings were one problem, but equally distressing to investors was a series of alleged corporate accounting scandals. The most notable of these during the second quarter belonged to WorldCom, which admitted improperly booking $3.8 billion of expenses over two years.

Positions making a positive contribution to the Fund's performance were Washington Mutual and JC Penney. Washington Mutual is one of the largest and most successful savings and loans in the country. The company's loan exposure is primarily in the residential real estate market, which has remained one of the most robust areas of the economy due to historically low interest rates. Offsetting these gains to some extent were losses in Electronic Data Systems
(EDS), Interpublic Group of Companies and medical device maker Guidant Corporation.

EDS offers systems and technology services, business process management, management consulting and electronic business services. Despite strong earnings growth, investors sold first and asked questions later when it appeared that financial problems at Worldcom, one of EDS's customers, might compromise the former's ability to fulfill its contracts with EDS. However, in our view the market overestimated EDS's vulnerability to the developments at WorldCom. Interpublic Group was also hurt by external developments, as the stock declined in part due to accounting concerns at a major competitor. We still held both stocks as of the end of the period.

Positions added during the second quarter included Cablevision Systems, International Game Technology and Waters Corp. Positions sold were AT&T and Albertson's. In the case of both stocks, the sharp decline in overall share prices brought with it other opportunities that we felt were more attractive.

WHAT IS YOUR OUTLOOK?

While there are many sources of concern nagging at investors, we think that many of them are already reflected in individual stock prices. In fact, there are many high-quality companies selling at valuations they haven't reached in years. For value managers like us, that signals opportunity. We think that low interest rates should eventually stimulate corporate capital spending, while both favorable rates and lower taxes should keep consumer spending robust. Additionally, although a weaker dollar has been cited as a negative for U.S. stock prices, we should remember that it is a positive for exporters, which include many large U.S. multinationals. Nevertheless, we caution investors not to expect a resumption of the outsized returns of the late-1990s any time soon.

                                                 MASSMUTUAL FOCUSED VALUE FUND
                                                LARGEST STOCK HOLDINGS (6/30/02)

                                              Washington Mutual, Inc.
                                              Waters Corp.
                                              Gap, Inc.
                                              Chiron Corp.
                                              Waste Management, Inc.
                                              XTO Energy, Inc.
                                              International Game Technology
                                              Cendant Corp.
                                              CenturyTel, Inc.
                                              Yum! Brands, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Focused Value Fund Class S, Class A, Class Y, Class L and the Russell 2500 Index

MASSMUTUAL FOCUSED VALUE FUND
TOTAL RETURN

                                                     SINCE INCEPTION
                   YEAR TO DATE      ONE YEAR        AVERAGE ANNUAL
                1/1/02 - 6/30/02  7/1/01 - 6/30/02  5/1/00 - 6/30/02
  Class S             -9.27%           -2.16%            11.41%
  Class A             -9.55%           -2.65%            10.84%
  Class Y             -9.36%           -2.27%            11.27%
  Class L             -9.44%           -2.37%            11.10%
--------------------------------------------------------------------

  Russell 2500
  Index               -5.22%           -7.61%            -1.86%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

                                                   RUSSELL
         CLASS S   CLASS A   CLASS Y   CLASS L   2500 INDEX
5/1/00   $10,000   $10,000   $10,000   $10,000   $   10,000
  6/00   $ 9,450   $ 9,440   $ 9,440   $ 9,440   $   10,146
  6/01   $12,918   $12,838   $12,896   $12,867   $   10,393
  6/02   $12,639   $12,498   $12,604   $12,562   $    9,602

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL FOCUSED VALUE FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
EQUITIES -- 97.0%

ADVERTISING -- 4.5%
Interpublic Group of
  Companies, Inc.                                      360,000    $   8,913,600
                                                                  -------------

APPAREL, TEXTILES & SHOES -- 5.7%
Gap, Inc.                                              800,000       11,360,000
                                                                  -------------

AUTOMOTIVE & PARTS -- 4.7%
SPX Corp.*                                              80,000        9,400,000
                                                                  -------------

BANKING, SAVINGS & LOANS -- 5.8%
Washington Mutual, Inc.                                310,000       11,504,100
                                                                  -------------

BROADCASTING, PUBLISHING & PRINTING -- 3.8%
Cablevision Systems
  Corp. Cl. A*                                         800,000        7,568,000
                                                                  -------------

COMMERCIAL SERVICES -- 10.1%
Cendant Corp.*                                         620,000        9,845,600
Waste Management, Inc.                                 400,000       10,420,000
                                                                  -------------
                                                                     20,265,600
                                                                  -------------

COMMUNICATIONS -- 4.2%
Citizens
  Communications Co.*                                1,000,000        8,360,000
                                                                  -------------

COMPUTERS & INFORMATION -- 5.0%
International Game Technology*                         175,000        9,922,500
                                                                  -------------

COMPUTERS & OFFICE EQUIPMENT -- 3.9%
Electronic Data
  Systems Corp.                                        210,000        7,801,500
                                                                  -------------

ENERGY -- 5.1%
XTO Energy, Inc.                                       500,000       10,300,000
                                                                  -------------

ENTERTAINMENT & LEISURE -- 4.2%
Carnival Corp.                                         300,000        8,307,000
                                                                  -------------

FOODS -- 4.5%
The Kroger Co.*                                        450,000        8,955,000
                                                                  -------------

MEDICAL SUPPLIES -- 10.1%
Guidant Corp.*                                         290,000        8,766,700
Waters Corp.*                                          430,000       11,481,000
                                                                  -------------
                                                                     20,247,700
                                                                  -------------

PHARMACEUTICALS -- 5.5%
Chiron Corp.*                                          310,000       10,958,500
                                                                  -------------

RESTAURANTS -- 4.8%
Yum! Brands, Inc.*                                     330,000        9,652,500
                                                                  -------------

RETAIL -- 10.2%
Penney (J.C.) Co., Inc.                                400,000    $   8,808,000
Tiffany & Co.                                          160,000        5,632,000
Toys R Us, Inc.*                                       340,000        5,939,800
                                                                  -------------
                                                                     20,379,800
                                                                  -------------

TELEPHONE UTILITIES -- 4.9%
CenturyTel, Inc.                                       330,000        9,735,000
                                                                  -------------

TOTAL EQUITIES
(COST $190,882,510)                                                 193,630,800
                                                                  -------------

                                                   PRINCIPAL
                                                     AMOUNT
                                                  ------------
SHORT-TERM INVESTMENTS -- 29.5%

CASH EQUIVALENTS -- 24.8%**
American Honda
  Motor Co., Inc.
  Bank Note
  1.820% 04/08/2003                               $    914,223          914,223
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                                  1,082,579        1,082,579
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                  6,412,897        6,412,897
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                    953,229          953,229
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                                  2,375,388        2,375,388
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                  9,207,411        9,207,411
Fleet National Bank Note
  2.000% 07/03/2002                                  2,438,998        2,438,998
Goldman Sachs Bank Note
  2.120% 08/05/2002                                  8,996,783        8,996,783
Merrill Lynch Bank Note
  1.910% 11/26/2002                                  1,082,579        1,082,579
Merrill Lynch Bank Note
  1.920% 04/16/2003                                    541,290          541,290
Merrimac Money
  Market Fund                                        9,389,973        9,389,973

                                                    PRINCIPAL        MARKET
                                                     AMOUNT           VALUE
                                                  ------------    -------------
Morgan Stanley Dean
  Witter & CO.
  2.080% 11/08/2002                               $    811,935    $     811,935
National City Bank Note
  1.820% 01/23/2003                                  1,353,224        1,353,224
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                  2,706,449        2,706,449
US Bank Note
  1.800% 11/06/2002                                  1,353,224        1,353,224
                                                                  -------------
                                                                     49,620,182
                                                                  -------------

REPURCHASE AGREEMENT -- 4.7%
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002(a)                                  9,354,676        9,354,676
                                                                  -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                  58,974,858
                                                                  -------------

TOTAL INVESTMENTS -- 126.5%
(COST $249,857,368)***                                              252,605,658

OTHER ASSETS/
(LIABILITIES) -- (26.5%)                                            (52,897,660)
                                                                  -------------

NET ASSETS -- 100.0%                                              $ 199,707,998
                                                                  =============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for federal tax purposes. (NOTE 7).
(a) Maturity value of $9,355,479. Collateralized by U.S. Government Agency obligation with a rate of 4.31%, maturity date of 08/15/2020, and aggregate market value, including accrued interest, of $9,822,410.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL FOCUSED VALUE FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                  JUNE 30, 2002
                                                                                                   (UNAUDITED)
                                                                                                ----------------
ASSETS:
       Investments, at value (cost $190,882,510) (NOTE 2)                                       $    193,630,800
       Short-term investments, at amortized cost (NOTE 2)                                             58,974,858
                                                                                                ----------------
           Total Investments (including securities on loan with market values of $47,446,659)        252,605,658
       Receivables from:
           Interest and dividends                                                                         22,363
                                                                                                ----------------
                Total assets                                                                         252,628,021
                                                                                                ----------------

LIABILITIES:
       Payables for:
           Investments purchased                                                                       3,120,583
           Securities on loan (NOTE 2)                                                                49,620,182
           Directors' fees and expenses (NOTE 3)                                                           2,477
           Affiliates (NOTE 3):
                Investment management fees                                                               112,147
                Administration fees                                                                       30,957
                Service fees                                                                              27,599
       Accrued expense and other liabilities                                                               6,078
                                                                                                ----------------
                Total liabilities                                                                     52,920,023
                                                                                                ----------------
       NET ASSETS                                                                               $    199,707,998
                                                                                                ================

NET ASSETS CONSIST OF:
       Paid-in capital                                                                          $    194,352,924
       Accumulated net investment loss                                                                  (198,030)
       Accumulated net realized gain on investments                                                    2,804,814
       Net unrealized appreciation on investments                                                      2,748,290
                                                                                                ----------------
                                                                                                $    199,707,998
                                                                                                ================

NET ASSETS:
       Class A                                                                                  $     40,987,916
                                                                                                ================
       Class L                                                                                  $     37,439,194
                                                                                                ================
       Class Y                                                                                  $     14,733,572
                                                                                                ================
       Class S                                                                                  $    106,547,316
                                                                                                ================

SHARES OUTSTANDING:
       Class A                                                                                         3,378,718
                                                                                                ================
       Class L                                                                                         3,073,374
                                                                                                ================
       Class Y                                                                                         1,207,805
                                                                                                ================
       Class S                                                                                         8,713,182
                                                                                                ================

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
       Class A                                                                                  $          12.13
                                                                                                ================
       Class L                                                                                  $          12.18
                                                                                                ================
       Class Y                                                                                  $          12.20
                                                                                                ================
       Class S                                                                                  $          12.23
                                                                                                ================

    The accompanying notes are an integral part of the financial statements.

                                       162

STATEMENT OF OPERATIONS

                                                                             SIX MONTHS ENDED
                                                                               JUNE 30, 2002
                                                                                (UNAUDITED)
                                                                             ----------------
INVESTMENT INCOME: (NOTE 2)
       Dividends                                                             $        595,473
       Interest (including securities lending income of $30,541)                      115,968
                                                                             ----------------
                Total investment income                                               711,441
                                                                             ----------------

EXPENSES: (NOTE 2)
       Investment management fees (NOTE 3)                                            666,867
       Custody fees                                                                     8,309
       Audit and legal fees                                                             4,484
       Shareholder reporting fees                                                       4,337
       Directors' fees (Note 3)                                                         1,875
                                                                             ----------------
                                                                                      685,872
       Administration fees (NOTE 3):
           Class A                                                                     62,394
           Class L                                                                     58,638
           Class Y                                                                     12,516
           Class S                                                                     45,294
       Service fees (NOTE 3):
           Class A                                                                     46,646
                                                                             ----------------
                Total expenses                                                        911,360
       Expenses waived (NOTE 3):                                                       (3,384)
                                                                             ----------------
                Net expenses                                                          907,976
                                                                             ----------------
                NET INVESTMENT LOSS                                                  (196,535)
                                                                             ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
       Net realized gain on investment transactions                                 1,244,454
       Net change in unrealized appreciation (depreciation) on investments        (22,612,091)
                                                                             ----------------
                NET REALIZED AND UNREALIZED LOSS                                  (21,367,637)
                                                                             ----------------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $    (21,564,172)
                                                                             ================

    The accompanying notes are an integral part of the financial statements.

                                       163

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SIX MONTHS ENDED
                                                                                          JUNE 30, 2002          YEAR ENDED
                                                                                           (UNAUDITED)        DECEMBER 31, 2001
                                                                                        ----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
       Net investment income (loss)                                                     $       (196,535)     $         207,283
       Net realized gain on investment transactions                                            1,244,454              5,453,149
       Net change in unrealized appreciation (depreciation) on investments                   (22,612,091)            22,422,947
                                                                                        ----------------      -----------------
           NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (21,564,172)            28,083,379
                                                                                        ----------------      -----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
       From net investment income:
       Class A                                                                                         -                 (5,932)
       Class L                                                                                         -                (14,425)
       Class Y                                                                                         -                (15,630)
       Class S                                                                                         -               (199,638)
                                                                                        ----------------      -----------------
           TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                              -               (235,625)
                                                                                        ----------------      -----------------
       From net realized gains:
       Class A                                                                                         -               (611,878)
       Class L                                                                                         -               (633,078)
       Class Y                                                                                         -               (251,527)
       Class S                                                                                         -             (2,757,688)
                                                                                        ----------------      -----------------
           TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                                 -             (4,254,171)
                                                                                        ----------------      -----------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
       Class A                                                                                20,861,528             21,916,607
       Class L                                                                                15,750,299             17,344,495
       Class Y                                                                                 6,224,698              8,841,875
       Class S                                                                                 8,050,069             38,375,136
                                                                                        ----------------      -----------------
           INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                            50,886,594             86,478,113
                                                                                        ----------------      -----------------
       TOTAL INCREASE IN NET ASSETS                                                           29,322,422            110,071,696

NET ASSETS:
       Beginning of period                                                                   170,385,576             60,313,880
                                                                                        ----------------      -----------------
       End of period (including accumulated net investment loss of $198,030 and
           distributions in excess of net investment income of $1,495, respectively)    $    199,707,998      $     170,385,576
                                                                                        ================      =================

    The accompanying notes are an integral part of the financial statements.

                                       164

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 CLASS A
                                                                 -------
                                          SIX MONTHS ENDED
                                              6/30/02             YEAR ENDED      PERIOD ENDED
                                            (UNAUDITED)            12/31/01        12/31/00+
                                          ----------------        ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD      $          13.41        $    10.51      $      10.00
                                          ----------------        ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       (0.04)***         (0.04)***          0.02***
  Net realized and unrealized gain
     (loss) on investments                           (1.24)             3.30              0.52
                                          ----------------        ----------      ------------
       Total income (loss) from
         investment operations                       (1.28)             3.26              0.54
                                          ----------------        ----------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             -             (0.00)****        (0.03)
  From net realized gains                                -             (0.36)                -
                                          ----------------        ----------      ------------
       Total distributions                               -             (0.36)            (0.03)
                                          ----------------        ----------      ------------
NET ASSET VALUE, END OF PERIOD            $          12.13        $    13.41      $      10.51
                                          ================        ==========      ============
TOTAL RETURN@                                        (9.55)%**         31.08%             5.41%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)       $         40,988        $   24,562      $        753
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                            1.29%*            1.29%             1.31%*
     After expense waiver#                            1.29%*            1.29%              N/A
  Net investment income (loss)
     to average daily net assets                     (0.56)%*          (0.30)%            0.33%*
  Portfolio turnover rate                               27%**             53%               22%**

                                                                  CLASS L
                                                                  -------
                                          SIX MONTHS ENDED
                                               6/30/02          YEAR ENDED       PERIOD ENDED
                                             (UNAUDITED)         12/31/01         12/31/00+
                                          ----------------      ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD      $          13.45      $    10.51       $      10.00
                                          ----------------      ----------       ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       (0.02)***        0.00***++          0.04***
  Net realized and unrealized gain
     (loss) on investments                           (1.25)           3.31               0.51
                                          ----------------      ----------       ------------
       Total income (loss) from
         investment operations                       (1.27)           3.31               0.55
                                          ----------------      ----------       ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             -           (0.01)             (0.04)
  From net realized gains                                -           (0.36)                 -
                                          ----------------      ----------       ------------
       Total distributions                               -           (0.37)             (0.04)
                                          ----------------      ----------       ------------
NET ASSET VALUE, END OF PERIOD            $          12.18      $    13.45       $      10.51
                                          ================      ==========       ============
TOTAL RETURN@                                        (9.44)%**       31.50%+++           5.48%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)       $         37,439      $   25,594       $      5,432
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                            1.04%*          1.04%              1.05%*
     After expense waiver#                            1.04%*          1.04%               N/A
  Net investment income (loss)
     to average daily net assets                     (0.30)%*         0.00%+++           0.59%*
  Portfolio turnover rate                               27%**           53%                22%**

                                                                 CLASS Y
                                                                 -------
                                          SIX MONTHS ENDED
                                              6/30/02             YEAR ENDED      PERIOD ENDED
                                            (UNAUDITED)            12/31/01        12/31/00+
                                          ----------------        ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD      $          13.46        $    10.52      $      10.00
                                          ----------------        ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       (0.01)***          0.02***           0.05***
  Net realized and unrealized gain
     (loss) on investments                           (1.25)             3.30              0.52
                                          ----------------        ----------      ------------
       Total income (loss) from
         investment operations                       (1.26)             3.32              0.57
                                          ----------------        ----------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             -             (0.02)            (0.05)
  From net realized gains                                -             (0.36)                -
                                          ----------------        ----------      ------------
       Total distributions                               -             (0.38)            (0.05)
                                          ----------------        ----------      ------------
NET ASSET VALUE, END OF PERIOD            $          12.20        $    13.46      $      10.52
                                          ================        ==========      ============
TOTAL RETURN@                                        (9.36)%**         31.60%             5.66%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)       $         14,734        $   10,137      $        502
  Ratio of expenses to average
     daily net assets:
     Before expense waiver                            0.89%*            0.89%             0.91%*
     After expense waiver#                            0.89%*            0.89%              N/A
  Net investment income (loss)
     to average daily net assets                     (0.16)%*           0.14%             0.75%*
  Portfolio turnover rate                               27%**             53%               22%**

                                                                   CLASS S
                                                                   -------
                                          SIX MONTHS ENDED
                                               6/30/02            YEAR ENDED    PERIOD ENDED
                                             (UNAUDITED)           12/31/01      12/31/00+
                                          ----------------        ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD      $          13.48        $    10.53    $      10.00
                                          ----------------        ----------    ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       (0.00)***++        0.03***         0.06***
  Net realized and unrealized gain
     (loss) on investments                           (1.25)             3.31            0.52
                                          ----------------        ----------    ------------
       Total income (loss) from
         investment operations                       (1.25)             3.34            0.58
                                          ----------------        ----------    ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             -             (0.03)          (0.05)
  From net realized gains                                -             (0.36)              -
                                          ----------------        ----------    ------------
       Total distributions                               -             (0.39)          (0.05)
                                          ----------------        ----------    ------------
NET ASSET VALUE, END OF PERIOD            $          12.23        $    13.48    $      10.53
                                          ================        ==========    ============
TOTAL RETURN@                                        (9.27)%**         31.70%           5.77%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)       $        106,547        $  110,092    $     53,628
  Ratio of expenses to average
     daily net assets:
     Before expense waiver                            0.79%*            0.79%           0.83%*
     After expense waiver#                            0.79%*            0.79%            N/A
  Net investment income (loss)
     to average daily net assets                     (0.05)%*           0.28%           0.95%*
  Portfolio turnover rate                               27%**             53%             22%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
**** DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
++   NET INVESTMENT INCOME (LOSS) IS LESS THAN $0.01 PER SHARE.
+++ THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS IS LESS THAN 0.01%.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY VALUE FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL SMALL COMPANY VALUE FUND?

The objectives and policies of the Fund are to:
-    achieve long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of small-capitalization companies (companies with market capitalizations at the time of purchase that fall within or below the range of companies in the Russell 2000 Index)
-    utilize a value-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which
     - are of high investment quality or possess a unique product, market position or operating characteristics
     - offer above-average levels of profitability or superior growth potential
     - are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

From the Fund's inception on December 31, 2001, through June 30, 2002, its Class S shares returned 3.80%, well ahead of the -4.70% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Investors' preference for value over growth was one factor working in the Fund's favor compared with its benchmark. Our benchmark contains a mix of value and growth stocks, and the growth side held back its returns. Moreover, the outperformance of small- and mid-caps over large-caps--a phenomenon frequently observed at the end of a recession--boosted the Fund's absolute returns.

The U.S. stock market was essentially flat in the first quarter, with the S&P 500 Index registering a modest 0.28% gain. The upward momentum in share prices from the fourth quarter of 2001 dissipated, as investors became more defensive. The prospect of an end to the Federal Reserve's campaign of lowering short-term interest rates was one factor worrying investors as the period began. Moreover, concerns about earnings began to mount, and the ongoing investigation of the Enron scandal prompted growing skepticism about the quality of the financial information disseminated by corporations. Balancing these negative factors were some positive signs--for example, in industrial production, housing and consumer confidence--that the economy was indeed beginning a gradual recovery.

The Fund outperformed its benchmark in this environment, with holdings in the consumer discretionary, consumer staples, energy and industrials sectors driving performance. Holdings that merit special mention as positive contributors included auto parts supplier Intermet and bearing manufacturer Timken, as well as restaurant chain Ruby Tuesday, one of the Fund's largest holdings. On the other hand, our holdings in technology and health care held back performance. Several important purchases were made in the financial sector, where the Fund owns significant positions in the banking, insurance and real estate industries.

WHAT ABOUT THE VOLATILE SECOND QUARTER?

U.S. stocks suffered a broad and steep decline in the second quarter, although the recent trend of outperformance by small-caps continued. The disparity between value and growth was even more pronounced, with the Russell 2000 Growth Index falling 15.70% versus a mild 2.12% loss in the Russell 2000 Value Index. Meanwhile, our benchmark, the Russell 2000 Index, declined 8.35%. The Fund's return was better than its benchmark for the quarter while falling short of the Russell 2000 Value Index.

Consumer discretionary was one of the better-performing sectors for the quarter, paced by nice gains in upholstery fabric manufacturer Culp, Haverty Furniture and synthetic yarn processor Unifi. Textiles and apparel stocks benefited from a rebound in consumer demand, while concerns about debt loads in the industry diminished because of expectations for an economic recovery.

In health care, services stocks--traditionally prized by cautious investors because of their stable earnings growth--diD relatively well, while our holdings in pharmaceuticals, medical devices and biotechnology were a drag on performance. In fact, stocks in the latter categories declined sufficiently that we were prompted to make several purchases. In biotechnology, we bought Bone Care International and Diversa in the second quarter, while Guilford Pharmaceuticals was purchased in the first quarter. Additionally, we have begun to find value in the traditionally growth sector of technology--not in mainstream computer and semiconductor companies, but in profitable suppliers whose fortunes are tied to the prospects of the main tech players.

WHAT IS YOUR OUTLOOK?

We believe that the disparity in the returns of value and growth stocks is approaching a turning point. Growth stocks have declined relentlessly, while many value stocks have been bid up to relatively pricey levels. As a result, for a modest increase in valuation it is often possible to buy the stocks of companies growing two or three times faster than their value counterparts. We therefore believe that when share prices begin to advance again, we could see significant outperformance from the growth sector. Small-cap value stocks should hold up relatively well, as the small-cap segment still enjoys reasonable valuation advantages compared with large-caps. However, as we survey the current scene, we are mindful that what represents "value" and "growth" in the stock market is never cast in stone.

                                             MASSMUTUAL SMALL COMPANY VALUE FUND
                                               LARGEST STOCK HOLDINGS (6/30/02)

                                           Texas Regional Bancshares, Inc.
                                           Community First Bankshares, Inc.
                                           Fred's, Inc.
                                           Brown & Brown, Inc.
                                           Ruby Tuesday, Inc.
                                           Unifi, Inc.
                                           XTO Energy, Inc.
                                           Wausau-Mosinee Paper Corp.
                                           Landstar System, Inc.
                                           Rayovac Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Small Company Value Fund Class S, Class A, Class Y, Class L and the Russell 2000 Value Index

MASSMUTUAL SMALL COMPANY VALUE FUND
TOTAL RETURN

                                          SINCE INCEPTION
                                           AVERAGE ANNUAL
                                          1/2/02 - 6/30/02
Class S                                         3.80%
Class A                                         3.60%
Class Y                                         3.80%
Class L                                         3.70%
-----------------------------------------------------------

Russell 2000 Index                             -4.70%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART}

                                                             RUSSELL
             CLASS S     CLASS A      CLASS Y     CLASS L   2000 INDEX
1/2/02       $10,000     $10,000      $10,000     $10,000    $10,000
  6/02       $10,380     $10,360      $10,380     $10,370    $ 9,530

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL SMALL COMPANY VALUE FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
EQUITIES -- 96.5%

AIR TRANSPORTATION -- 0.4%
Alaska Air Group, Inc.*                                  2,800     $     73,079
Mesa Air Group, Inc.*                                    3,800           34,960
Midwest Express Holdings, Inc.*                          7,200           95,040
                                                                   ------------
                                                                        203,079
                                                                   ------------

APPAREL, TEXTILES & SHOES -- 4.1%
Ashworth, Inc.*                                         21,200          191,012
Burlington Coat Factory Warehouse Corp.                  6,700          142,375
Culp, Inc.*                                              8,900          143,379
Footstar, Inc.*                                          4,400          107,668
Pacific Sunwear of California, Inc.*                     4,400           97,548
Russell Corp.                                            4,500           86,625
Tommy Hilfiger Corp.*                                   25,700          368,024
Unifi, Inc.*                                            50,500          550,450
Vans, Inc.*                                             21,800          177,038
Wet Seal, Inc.*                                          9,150          222,345
                                                                   ------------
                                                                      2,086,464
                                                                   ------------

AUTOMOTIVE & PARTS -- 1.7%
Cooper Tire & Rubber Co.                                10,300          211,665
Dura Automotive Systems, Inc.*                           2,300           47,725
Midas, Inc.*                                             4,200           52,080
Modine Manufacturing Co.                                 5,400          132,732
Myers Industries, Inc.                                  10,700          183,398
TBC Corp.*                                              15,500          246,140
                                                                   ------------
                                                                        873,740
                                                                   ------------

BANKING, SAVINGS & LOANS -- 9.3%
BancorpSouth, Inc.                                       7,100          143,420
Banknorth Group, Inc.                                    4,300          111,886
Banner Corp.                                             1,400           34,650
Bay View Capital Corp.*                                 13,100           83,971
The Colonial BancGroup, Inc.                             9,600          144,000
Columbia Banking Systems, Inc.*                            240            3,098
Community First Bankshares, Inc.                        24,700          644,423
First Republic Bank*                                    12,800          352,000
FirstMerit Corp.                                        14,400          397,152
Hibernia Corp. Cl. A                                    14,300          282,997
Hudson United Bancorp.                                   6,600          188,496
Nara Bancorp, Inc.                                       1,450           33,364
New York Community Bancorp, Inc.                        11,000          298,100
Peoples Bank Bridgeport                                  5,700          148,827
Silicon Valley Bancshares*                              14,700     $    387,492
Sterling Bancshares, Inc.                                4,600           67,942
Sterling Financial Corp.*                                2,815           55,990
Student Loan Corp.                                       1,000           82,840
Texas Regional Bancshares, Inc.                         13,050          647,397
Trustmark Corp.                                          4,900          125,195
UMB Financial Corp.                                        900           42,183
United Bankshares, Inc.                                  4,600          135,148
Webster Financial Corp.                                  7,100          271,504
Whitney Holding Corp.                                    2,150           66,091
                                                                   ------------
                                                                      4,748,166
                                                                   ------------

BROADCASTING, PUBLISHING & PRINTING -- 2.1%
CSS Industries, Inc.*                                    5,500          195,250
Hearst-Argyle Television, Inc.*                         12,700          286,385
Paxson Communications Corp.*                            13,400           73,700
Saga Communications, Inc. Cl. A*                        18,425          414,562
Sinclair Broadcast Group, Inc. Cl. A*                    8,000          115,512
                                                                   ------------
                                                                      1,085,409
                                                                   ------------

BUILDING MATERIALS & CONSTRUCTION -- 0.8%
Florida Rock Industries, Inc.                            5,600          200,536
Lennox International, Inc.                              10,600          190,694
                                                                   ------------
                                                                        391,230
                                                                   ------------

CHEMICALS -- 2.6%
Airgas, Inc.*                                           18,800          325,240
Applied Films Corp.*                                     4,100           45,756
Arch Chemicals, Inc.                                    16,800          414,960
Crompton Corp.                                          15,500          197,625
Georgia Gulf Corp.                                       5,000          132,200
Millennium Chemicals, Inc.                               6,300           88,515
Omnova Solutions, Inc.*                                 14,900          125,160
                                                                   ------------
                                                                      1,329,456
                                                                   ------------

COMMERCIAL SERVICES -- 5.7%
Aaron Rents, Inc.                                       11,000          263,450
Aaron Rents, Inc. Cl. A                                  3,500           78,750
ACE Cash Express, Inc.*                                  6,700           66,933
Cadmus Communications Corp.                              4,900           54,978
Casella Waste Systems, Inc. Cl. A*                      21,400          257,014
CDI Corp.*                                               4,700          152,985
Daisytek International Corp.*                           12,500          212,000
Diversa Corp.*                                          13,600          135,320
G&K Services, Inc. Cl. A                                 8,000          273,920
ICT Group, Inc.*                                         3,400     $     61,778
Landauer, Inc.                                           4,800          186,384
McGrath Rentcorp.                                        3,600           93,312
MPS Group, Inc.*                                        30,200          256,700
Ryder System, Inc.                                       5,200          140,868
Service Corp. International*                            28,000          135,240
TeleTech Holdings, Inc.*                                12,600          120,204
United Rentals, Inc.*                                   11,100          241,980
US Oncology, Inc.*                                      14,800          123,284
Waste Connections, Inc.*                                 2,700           84,348
                                                                   ------------
                                                                      2,939,448
                                                                   ------------

COMMUNICATIONS -- 1.2%
Anadigics, Inc.*                                        11,400           93,936
Cable Design Technologies Corp.*                        18,800          192,700
Harmonic, Inc.*                                          9,900           36,224
Nice Systems Limited*                                   14,100          167,508
PTEK Holdings, Inc.*                                    19,100          110,398
                                                                   ------------
                                                                        600,766
                                                                   ------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.1%
Adaptec, Inc.*                                          10,000           78,900
Computer Horizons Corp.*                                12,900           62,823
Hypercom Corp.*                                         22,100          170,170
IDX Systems Corp.*                                      18,100          235,662
                                                                   ------------
                                                                        547,555
                                                                   ------------

COMPUTER PROGRAMMING SERVICES -- 0.8%
Ciber, Inc.*                                            40,000          290,000
Netegrity, Inc.*                                        15,700           96,712
Stellent, Inc.*                                          4,100           18,778
Syntel, Inc.*                                            2,000           24,720
                                                                   ------------
                                                                        430,210
                                                                   ------------

COMPUTER RELATED SERVICES -- 1.9%
Acxiom Corp.*                                           16,800          293,832
Carreker Corp.*                                         14,300          161,876
Checkfree Corp.*                                        18,100          283,084
Checkpoint Systems, Inc.*                               17,600          205,920
Keynote Systems, Inc.*                                   3,600           26,352
                                                                   ------------
                                                                        971,064
                                                                   ------------

COMPUTER RENTAL & LEASING -- 0.4%
Electro Rent Corp.*                                     15,900          206,541
                                                                   ------------

COMPUTERS & INFORMATION -- 0.4%
Maxtor Corp.*                                           38,200          172,664
Western Digital Corp.*                                  15,300           49,725
                                                                   ------------
                                                                        222,389
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                                       169

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
CONTAINERS -- 0.6%
Chesapeake Corp.                                         7,100     $    186,943
Smurfit-Stone Container Corp.*                           8,200          126,444
                                                                   ------------
                                                                        313,387
                                                                   ------------

ELECTRIC UTILITIES -- 2.9%
Black Hills Corp.                                        8,000          276,880
Cleco Corp.                                             12,050          263,895
Energy East Corp.                                        7,300          164,980
Hawaiian Electric Industries, Inc.                       2,800          119,140
Northwestern Corp.                                      10,600          179,670
Otter Tail Corp.                                         6,200          195,424
Sierra Pacific Resources                                13,200          102,960
UIL Holdings Corp.                                       3,400          185,164
                                                                   ------------
                                                                      1,488,113
                                                                   ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 6.9%
Analogic Corp.                                           6,150          302,396
ATMI, Inc.*                                              8,000          178,960
Benchmark Electronics, Inc.*                             3,700          107,300
C&D Technologies, Inc.                                   9,400          169,388
EDO Corp.                                                8,600          245,100
ESS Technology, Inc.*                                    8,700          152,598
Franklin Electric Co., Inc.                              6,950          327,137
Graftech International Limited*                         20,300          249,690
Hubbell, Inc. Cl. B                                      2,800           95,620
Littelfuse, Inc.*                                       10,200          235,926
Methode Electronics, Inc. Cl. A                         24,100          307,757
Mykrolis Corp.*                                         16,100          190,141
Oak Technology, Inc.*                                   22,100          100,113
Pixelworks, Inc.*                                       16,050          134,660
Rayovac Corp.*                                          24,300          450,279
Trimble Navigation Limited*                              9,500          147,250
Universal Electronics, Inc.*                             8,500          127,160
                                                                   ------------
                                                                      3,521,475
                                                                   ------------

ENERGY -- 6.6%
Atwood Oceanics, Inc.*                                   5,200          195,000
Cabot Oil & Gas Corp. Cl. A                              4,000           91,400
CARBO Ceramics, Inc.                                     6,500          240,175
Forest Oil Corp.*                                        8,100          230,283
Grey Wolf, Inc.*                                        21,300           87,117
National Fuel Gas Co.                                    5,100          114,801
Newpark Resources, Inc.*                                 7,500           55,125
NUI Corp.                                                7,200          198,000
Parker Drilling Co.*                                    31,200          102,024
Penn Virginia Corp.                                      7,500          292,350
Pioneer Natural Resources Co.*                           4,800          125,040
SEMCO Energy, Inc.                                       9,200           83,260
South Jersey Industries, Inc.                            1,800     $     60,750
Southwest Gas Corp.                                      3,600           89,100
Tesoro Petroleum Corp.*                                 25,000          193,750
TETRA Technologies, Inc.*                               10,200          270,810
Vectren Corp.                                            8,300          208,330
W-H Energy Services, Inc.*                               9,300          206,088
XTO Energy, Inc.                                        26,500          545,900
                                                                   ------------
                                                                      3,389,303
                                                                   ------------

ENTERTAINMENT & LEISURE -- 1.3%
Callaway Golf Co.                                       21,100          334,224
SCP Pool Corp.*                                         12,100          335,896
                                                                   ------------
                                                                        670,120
                                                                   ------------

FINANCIAL SERVICES -- 8.5%
Allied Capital Corp.                                    16,900          382,785
American Capital Strategies Limited                      5,000          137,350
Bedford Property Investors                               8,000          216,800
BKF Capital Group, Inc.*                                 2,100           59,850
Chittenden Corp.                                         5,500          159,390
East West Bancorp, Inc.                                  9,400          324,488
Gladstone Capital Corp.                                  4,300           77,615
Glenborough Realty Trust, Inc.                          13,700          324,690
Health Care REIT, Inc.                                   4,200          125,790
Home Properties of New York, Inc.                        3,100          117,614
HRPT Properties Trust                                   17,300          153,105
JP Realty, Inc.                                          2,200           58,630
Kilroy Realty Corp.                                     12,100          323,675
LaSalle Hotel Properties                                10,700          168,525
LTC Properties, Inc.                                     9,400           79,900
Raymond James Financial Corp.                            6,100          173,667
Senior Housing Properties Trust                         11,000          172,700
SoundView Technology Group, Inc.*                       67,500          114,750
Stewart (W.P.) & Co. Limited                             3,800           96,976
Sun Communities, Inc.                                    9,400          392,450
SWS Group, Inc.                                         14,300          280,566
US Restaurants Properties, Inc.                         13,000          215,410
Washington Real Estate Investment Trust                  8,000          231,200
                                                                   ------------
                                                                      4,387,926
                                                                   ------------

FOODS -- 1.6%
American Italian Pasta Co. Cl. A*                        5,500          280,445
Dole Food Co.                                            3,100           89,435
Lance, Inc.                                              2,600           37,908
Ruddick Corp.                                           11,200     $    189,952
Smithfield Foods, Inc.*                                 11,400          211,470
                                                                   ------------
                                                                        809,210
                                                                   ------------

FOREST PRODUCTS & PAPER -- 2.6%
Caraustar Industries, Inc.                              14,200          177,216
Deltic Timber Corp.                                      8,050          277,564
Playtex Products, Inc.*                                 19,600          253,820
United Stationers, Inc.*                                 2,500           76,000
Wausau-Mosinee Paper Corp.                              43,900          528,995
                                                                   ------------
                                                                      1,313,595
                                                                   ------------

HEALTHCARE -- 0.1%
Sunrise Assisted Living, Inc.*                           1,600           42,880
                                                                   ------------

HOME CONSTRUCTION, FURNISHINGS
  & APPLIANCES -- 1.3%
Champion Enterprises, Inc.*                             26,900          151,178
Fleetwood Enterprises, Inc.                              8,800           76,560
Helen of Troy Limited*                                  18,000          209,520
Stanley Furniture Co., Inc.*                             9,400          251,450
                                                                   ------------
                                                                        688,708
                                                                   ------------

INDUSTRIAL - DIVERSIFIED -- 0.9%
Ameron International Corp.                               2,650          191,463
Layne Christensen Co.*                                   5,300           49,025
Nordson Corp.                                            8,000          197,280
Zomax, Inc.*                                             9,300           36,270
                                                                   ------------
                                                                        474,038
                                                                   ------------

INSURANCE -- 7.6%
Acceptance Insurance Companies, Inc.*                    9,600           39,360
American Financial Group, Inc.                          13,100          313,090
American Physicians Capital, Inc.*                       6,000          110,754
Brown & Brown, Inc.                                     18,200          573,300
CNA Surety Corp.                                         8,800          128,040
The Commerce Group, Inc.                                 6,400          253,120
Erie Indemnity Co. Cl. A                                 3,600          145,836
FPIC Insurance Group, Inc.*                             10,800          162,540
Fremont General Corp.                                   28,700          119,966
Harleysville Group, Inc.                                 8,600          238,392
HCC Insurance Holdings, Inc.                             8,600          226,610
Markel Corp.*                                            1,300          256,100
Ohio Casualty Corp.*                                    14,600          305,140
The Phoenix Companies, Inc.                              6,000          110,100
Presidential Life Corp.                                  4,100           83,107
ProAssurance Corp.*                                     16,100          283,360
Standard Management Corp.*                               6,000           48,000
Trenwick Group Limited                                   7,000           52,500
Triad Guaranty, Inc.*                                    9,800          426,594
                                                                   ------------
                                                                      3,875,909
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                                       170

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
MACHINERY & COMPONENTS -- 4.1%
Agco Corp.*                                              4,700     $     91,650
Briggs & Stratton Corp.                                  6,400          245,376
IDEX Corp.                                               6,700          224,450
Insituform Technologies, Inc.*                          13,550          286,989
Integrated Electrical Services, Inc.*                   19,400          121,250
Lone Star Technologies, Inc.*                            6,700          153,430
Thomas Industries, Inc.                                 10,700          308,160
Timken Co.                                               6,300          140,679
Valmont Industries, Inc.                                 9,000          182,970
Woodward Governor Co.                                    5,600          331,072
                                                                   ------------
                                                                      2,086,026
                                                                   ------------

MANUFACTURING -- 0.9%
AptarGroup, Inc.                                         9,700          298,275
Stewart & Stevenson Services Corp.                      10,100          179,174
                                                                   ------------
                                                                        477,449
                                                                   ------------

MEDICAL SUPPLIES -- 0.9%
Inamed Corp.*                                            2,200           58,784
Owens & Minor, Inc.                                     18,800          371,488
Sola International, Inc.*                                4,500           51,750
                                                                   ------------
                                                                        482,022
                                                                   ------------

METALS & MINING -- 3.6%
AK Steel Holding Corp.*                                 17,800          228,018
Allegheny Technologies, Inc.                            19,100          301,780
Carpenter Technology                                     6,700          193,027
Gibraltar Steel Corp.                                   10,700          237,433
Intermet Corp.                                          34,200          367,308
Matthews International Corp.                            15,200          354,920
Mueller Industries*                                      3,900          123,825
Wolverine Tube, Inc.*                                    8,600           64,930
                                                                   ------------
                                                                      1,871,241
                                                                   ------------

PHARMACEUTICALS -- 1.0%
Alpharma, Inc. Cl. A                                     7,400          125,652
Bone Care International, Inc.*                          15,000           78,465
Discovery Partners International, Inc.*                 14,000           91,840
Guilford Pharmaceuticals, Inc.*                         22,800          171,912
Molecular Devices Corp.*                                 2,000           35,600
                                                                   ------------
                                                                        503,469
                                                                   ------------

PREPACKAGED SOFTWARE -- 1.5%
Dendrite International, Inc.*                           18,500          178,895
Liberate Technologies, Inc.*                            24,500           64,656
Mercator Software, Inc.*                                20,400     $     31,008
Packeteer, Inc.*                                        21,300           94,146
Progress Software Corp.*                                14,700          216,957
SPSS, Inc.*                                             13,350          207,459
                                                                   ------------
                                                                        793,121
                                                                   ------------

REAL ESTATE -- 0.3%
Innkeepers USA Trust                                    16,100          154,238
                                                                   ------------

RESTAURANTS -- 1.9%
RARE Hospitality International, Inc.*                   16,100          433,412
Ruby Tuesday, Inc.                                      28,900          560,660
                                                                   ------------
                                                                        994,072
                                                                   ------------

RETAIL -- 4.7%
Casey's General Stores, Inc.                            18,800          226,352
Fred's, Inc.                                            16,900          621,582
Hancock Fabrics, Inc.                                   12,100          224,818
Haverty Furniture Companies, Inc.                       21,400          422,650
Men's Wearhouse, Inc.*                                  14,200          362,100
Saks, Inc.*                                              6,500           83,460
Shopko Stores, Inc.*                                     5,000          101,000
Stein Mart, Inc.*                                       32,400          384,588
                                                                   ------------
                                                                      2,426,550
                                                                   ------------

RETAIL - INTERNET -- 0.2%
Stamps.com, Inc.*                                       17,800           78,854
                                                                   ------------

TELEPHONE UTILITIES -- 0.5%
Commonwealth Telephone Enterprises, Inc.*                3,100          124,744
Mastec, Inc.*                                           16,000          117,760
                                                                   ------------
                                                                        242,504
                                                                   ------------

TRANSPORTATION -- 3.5%
Celadon Group, Inc.*                                     4,200           53,592
CNF, Inc.                                                5,300          201,294
Coachmen Industries, Inc.                                7,500          108,750
Hub Group, Inc. Cl. A*                                   4,800           44,400
Landstar System, Inc.*                                   4,800          512,880
National RV Holdings, Inc.*                              4,100           41,000
Skyline Corp.                                            8,000          264,000
USFreightways Corp.                                      6,500          246,155
UTI Worldwide, Inc.                                     10,700          211,539
Wabtec Corp.                                             8,900          126,825
                                                                   ------------
                                                                      1,810,435
                                                                   ------------

TOTAL EQUITIES
(COST $49,725,492)                                                   49,530,162
                                                                   ------------

MUTUAL FUNDS -- 1.1%
FINANCIAL SERVICES
First Financial Fund                                    20,100     $    309,540
Government Reserve Investment                            5,085            5,085
iShares Russell 2000 Value Index Fund                    1,750          237,825
                                                                   ------------
                                                                        552,450
                                                                   ------------
TOTAL MUTUAL FUNDS
(COST $529,617)                                                         552,450
                                                                   ------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                  ------------
SHORT-TERM INVESTMENTS -- 2.4%
REPURCHASE AGREEMENT
Investors Bank & Trust Company
  Repurchase Agreement,
  Dated 06/28/2002, 1.03%,
  Due 07/01/2002 (a)                              $  1,227,577        1,227,577
                                                                   ------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   1,227,577
                                                                   ------------

TOTAL INVESTMENTS -- 100.0%
(COST $51,482,686)**                                                 51,310,189

OTHER ASSETS/
(LIABILITIES) -- 0.0%                                                     2,771
                                                                   ------------

NET ASSETS -- 100.0%                                               $ 51,312,960
                                                                   ============

NOTES TO PORTFOLIO OF INVESTMENTS
 *   Non-income producing security.
 **  Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $1,227,682. Collateralized by U.S. Government Agency obligation with a rate of 4.595%, maturity date of 01/25/2022, and aggregate market value, including accrued interest, of $1,288,956.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY VALUE FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                       JUNE 30, 2002
                                                                                        (UNAUDITED)
                                                                                      --------------
ASSETS:
      Investments, at value (cost $50,255,109) (NOTE 2)                               $   50,082,612
      Short-term investments, at amortized cost (NOTE 2)                                   1,227,577
                                                                                      --------------
          Total Investments                                                               51,310,189
      Receivables from:
          Investments sold                                                                    62,662
          Investment adviser (NOTE 3)                                                         15,238
          Interests and dividends                                                             67,874
                                                                                      --------------
              Total assets                                                                51,455,963
                                                                                      --------------

LIABILITIES:
      Payables for:
          Investments purchased                                                              101,548
          Directors' fees and expenses (NOTE 3)                                                   81
          Affiliates (NOTE 3):
              Investment management fees                                                      31,671
              Administration fees                                                              7,134
              Service fees                                                                     2,239
      Accrued expense and other liabilities                                                      330
                                                                                      --------------
              Total liabilities                                                              143,003
                                                                                      --------------
      NET ASSETS                                                                      $   51,312,960
                                                                                      ==============

NET ASSETS CONSIST OF:
      Paid-in capital                                                                 $   51,467,899
      Undistributed net investment income                                                     78,571
      Accumulated net realized loss on investments and futures contracts                     (61,013)
      Net unrealized depreciation on investments                                            (172,497)
                                                                                      --------------
                                                                                      $   51,312,960
                                                                                      ==============

NET ASSETS:
      Class A                                                                         $    5,010,030
                                                                                      ==============
      Class L                                                                         $    1,318,388
                                                                                      ==============
      Class Y                                                                         $      659,301
                                                                                      ==============
      Class S                                                                         $   44,325,241
                                                                                      ==============

SHARES OUTSTANDING:
      Class A                                                                                483,379
                                                                                      ==============
      Class L                                                                                127,163
                                                                                      ==============
      Class Y                                                                                 63,527
                                                                                      ==============
      Class S                                                                              4,268,535
                                                                                      ==============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A                                                                         $        10.36
                                                                                      ==============
      Class L                                                                         $        10.37
                                                                                      ==============
      Class Y                                                                         $        10.38
                                                                                      ==============
      Class S                                                                         $        10.38
                                                                                      ==============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                     SIX MONTHS ENDED
                                                                                      JUNE 30, 2002
                                                                                       (UNAUDITED)
                                                                                     ----------------
INVESTMENT INCOME: (NOTE 2)
      Dividends (net of withholding tax of $53)                                       $      235,181
      Interest                                                                                16,011
                                                                                      --------------
              Total investment income                                                        251,192
                                                                                      --------------
EXPENSES: (NOTE 2)
      Investment management fees (NOTE 3)                                                    143,195
      Custody fees                                                                            16,563
      Shareholder reporting fees                                                              12,212
      Audit and legal fees                                                                       452
      Directors' fees (NOTE 3)                                                                   190
                                                                                      --------------
                                                                                             172,612

      Administration fees (NOTE 3):
          Class A                                                                              3,298
          Class L                                                                                525
          Class Y                                                                                206
          Class S                                                                             26,553
      Service fees (NOTE 3):
          Class A                                                                              2,294
                                                                                      --------------
              Total expenses                                                                 205,488
      Expenses waived (NOTE 3)                                                               (24,246)
      Less reductions (NOTE 3)                                                                (8,621)
                                                                                      --------------
              Net expenses                                                                   172,621
                                                                                      --------------
              NET INVESTMENT INCOME                                                           78,571
                                                                                      --------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on:
          Investment transactions                                                            (86,165)
          Closed futures contracts                                                            25,152
                                                                                      --------------
              Net realized loss                                                              (61,013)
                                                                                      --------------
      Net change in unrealized appreciation (depreciation) on investments                   (172,497)
                                                                                      --------------
              NET REALIZED AND UNREALIZED LOSS                                              (233,510)
                                                                                      --------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $     (154,939)
                                                                                      ==============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS ENDED
                                                                                       JUNE 30, 2002           PERIOD ENDED
                                                                                        (UNAUDITED)         DECEMBER 31, 2001*
                                                                                     ----------------       ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                                                           $       78,571             $           -
      Net realized loss on investment transactions and futures contracts                     (61,013)                        -
      Net change in unrealized appreciation (depreciation) on investments                   (172,497)                        -
                                                                                      --------------             -------------
          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                              (154,939)                        -
                                                                                      --------------             -------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
      Class A                                                                              5,168,253                     1,000
      Class L                                                                              1,355,676                     1,000
      Class Y                                                                                672,849                     1,000
      Class S                                                                             34,267,121                10,001,000
                                                                                      --------------             -------------
          INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                         41,463,899                10,004,000
                                                                                      --------------             -------------
      TOTAL INCREASE IN NET ASSETS                                                        41,308,960                10,004,000

NET ASSETS:
      Beginning of period                                                                 10,004,000                         -
                                                                                      --------------             -------------
      End of period (including undistributed net investment income of $78,571
        and $0, respectively)                                                         $   51,312,960             $  10,004,000
                                                                                      ==============             =============

  *   THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        CLASS A                           CLASS L
                                                                        -------                           -------
                                                         SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                             6/30/02           PERIOD ENDED      6/30/02           PERIOD ENDED
                                                           (UNAUDITED)           12/31/01+     (UNAUDITED)          12/31/01+
                                                         ----------------      ------------  ----------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $   10.00           $  10.00         $   10.00         $   10.00
                                                             ---------           --------         ---------         ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.00***++             -              0.03***              -
  Net realized and unrealized gain on investments                 0.36                  -              0.34                 -
                                                             ---------           --------         ---------         ---------
       Total income from investment operations                    0.36                  -              0.37                 -
                                                             ---------           --------         ---------         ---------
NET ASSET VALUE, END OF PERIOD                               $   10.36           $  10.00         $   10.37         $   10.00
                                                             =========           ========         =========         =========
TOTAL RETURN@                                                     3.60%**               -              3.70%                -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                          $   5,010           $      1         $   1,318         $       1
  Ratio of expenses to average daily net assets:
     Before expense waiver                                        1.63%*                -              1.38%                -
     After expense waiver#                                        1.41%*(a)             -              1.15%*(a)            -
  Net investment income to average daily net assets               0.09%*                -              0.56%*               -
  Portfolio turnover rate                                           35%**               -                35%**              -

                                                                        CLASS Y                           CLASS S
                                                                        -------                           -------
                                                         SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                             6/30/02           PERIOD ENDED       6/30/02         PERIOD ENDED
                                                           (UNAUDITED)           12/31/01+      (UNAUDITED)        12/31/01+
                                                         ----------------      ------------  ----------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $   10.00           $  10.00         $   10.00         $   10.00
                                                             ---------           --------         ---------         ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                           0.03***++             -              0.03***              -
  Net realized and unrealized gain on investments                 0.35                  -              0.35                 -
                                                             ---------           --------         ---------         ---------
       Total income from investment operations                    0.37                  -              0.38                 -
                                                             ---------           --------         ---------         ---------
NET ASSET VALUE, END OF PERIOD                               $   10.38           $  10.00         $   10.38         $   10.00
                                                             =========           ========         =========         =========
TOTAL RETURN@                                                     3.80%**               -              3.80%**              -

RATIOS / SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $     659           $      1         $  44,325         $  10,001
Ratio of expenses to average daily net assets:
     Before expense waiver                                        1.23%*                -              1.19%*               -
     After expense waiver#                                        1.01%*(a)             -              1.00%*(a)            -
Net investment income to average daily net assets                 0.62%*                -              0.49%*               -
Portfolio turnover rate                                             35%**               -                35%**              -

 *     ANNUALIZED.
 **    PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
 ***   PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
 +     THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
 ++    NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
 # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE SIX MONTHS ENDED JUNE 30, 2002.
 @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
 (a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP EQUITY FUND -- PORTFOLIO MANAGER REPORT
(FORMERLY KNOWN AS MASSMUTUAL SMALLCAP VALUE EQUITY FUND)

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL SMALL CAP EQUITY FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalizations consistent with companies in the Russell 2000 Index)
-  utilize a value-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   - offer above-average levels of profitability or superior growth potential
   - are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned 0.55%, well ahead of the -4.70% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The first quarter was reasonably good for the Fund, as a strong March made up for mediocre performance in January and February. However, the second quarter all but erased the Fund's gains for the half overall while putting the Russell 2000 Index solidly into negative territory. Investors, responding to the Federal Reserve Board's aggressive lowering of short-term interest rates in 2001, had bid stocks up in the fourth quarter on the assumption that economic growth would bounce back rapidly in 2002.

By the second quarter of 2002, however, it was clear that this scenario was merely wishful thinking, as corporate capital spending remained in the doldrums, and many firms in the formerly high-growth sectors of technology and telecommunications were forced to restate their earnings forecasts for the remainder of 2002 and even for 2003 in some cases. Technology stocks in the benchmark declined 29.3%, while the health care sector fell 17.8%.

Adding to investors' woes was a string of accounting scandals. One of the largest of these involved long-distance telecommunications service provider WorldCom, which allegedly hid almost $4 billion of expenses over two years. With bad news hitting the market and investor mistrust of any good news coming from the corporate sector, stocks sold off across the board in May and June. The move was so broad that all 21 of the U.S. stock indexes maintained by the Frank Russell Company, creator of the Russell 2000 Index, had negative returns during the second quarter.

The good news was that investors favored small-cap value stocks, as evidenced by the fact that they withstood the selling pressure better than any other group followed by Russell. Moreover, our emphasis on value benefited the Fund's return compared with that of the benchmark, which contains a mix of growth and value stocks.

HOW DID YOU POSITION THE PORTFOLIO DURING THE PERIOD?

As a general rule, we do not make conscious decisions to overweight or underweight particular sectors. Instead, we build the portfolio carefully from the ground up, adding most of our value through stock selection. In retrospect, however, we can say that the Fund had a lower exposure to health care than the benchmark, which helped our relative performance. On the other hand, an overweighting in technology detracted from our results versus the benchmark. Additionally, stock selection was a positive factor in both sectors.

In fact, despite the overall weakness in health care, the sector produced two of our leading contributors for the second quarter--Pharmaceutical Resources and Community Health Systems. Pharmaceutical Resources fell 36% in February after a competitor received U.S. approval to market its own generic appetite stimulant. However, the stock made a nice comeback during the remainder of the period on stronger-than-expected sales and upwardly revised second-quarter earnings estimates. Community

Health Systems, a provider of non-urban hospital services, reported strong financial results for the first quarter, with a 33.8% increase in net operating revenue.

The technology sector produced a number of our biggest losers, including Lattice Semiconductor, which declined substantially after reporting a loss of market share and sharply lower revenues. Additionally, two holdings in companies that produce capital equipment for semiconductor manufacturers--Helix Technology and Cognex--reflected the still-muted levels of corporate spending for new technologies. We bought these stocks because their valuations had become extremely attractive, but unfortunately they got even cheaper toward the end of the period.

WHAT IS YOUR OUTLOOK?

There are a number of signs that the recent downward pressure on stocks might abate, at least temporarily. For one thing, extremely negative investor sentiment of the type seen recently is typically associated with important market bottoms, as are high levels of intraday volatility, which we have also seen lately.

Still, it could take some time to restore the confidence of investors, who have had to endure more than two years of falling share prices and a series of accounting scandals that have tested their willingness to take earnings reports at face value. An additional sobering thought is that despite the persistent bear market, stocks on the whole are still not cheap when measured against their long-term price-to-earnings ratio. Whether a market recovery is imminent or not, however, we will focus on our task of identifying undervalued stocks of companies capable of sustaining above-average earnings growth.

                                         MASSMUTUAL SMALL CAP EQUITY FUND
                                          LARGEST STOCK HOLDINGS (6/30/02)

                                         Robinson (C.H.) Worldwide, Inc.
                                         Teleflex, Inc.
                                         Spartech Corp.
                                         Garmin Limited
                                         Carlisle Companies, Inc.
                                         MTR Gaming Group, Inc.
                                         Coherent, Inc.
                                         Claires Stores, Inc.
                                         Community Health Systems, Inc.
                                         Mid-Atlantic Realty Trust

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual SmallCap Equity Fund Class S and the Russell 2000 Index

MASSMUTUAL SMALL CAP EQUITY FUND
TOTAL RETURN

                                                               FIVE YEAR        SINCE INCEPTION
                      YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL     AVERAGE ANNUAL
                    1/1/02 - 6/30/02    7/1/01 - 6/30/02    7/1/97 - 6/30/02   10/3/94 - 6/30/02
Class S                    0.55%              0.46%               4.96%               10.21%
------------------------------------------------------------------------------------------------

Russell 2000
Index                     -4.70%             -8.60%               4.44%                9.43%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                 RUSSELL
               CLASS S          2000 INDEX
10/3/94        $10,000           $10,000
   6/95        $10,507           $11,228
   6/96        $12,794           $13,910
   6/97        $16,665           $16,181
   6/98        $20,010           $18,852
   6/99        $18,721           $19,134
   6/00        $19,378           $21,875
   6/01        $21,130           $22,000
   6/02        $21,229           $20,109

Hypothetical Investments in MassMutual Small Cap Equity Fund Class A, Class Y and the Russell 2000 Index

MASSMUTUAL SMALL CAP EQUITY FUND
TOTAL RETURN

                                                                                 SINCE INCEPTION
                                          YEAR TO DATE         ONE YEAR          AVERAGE ANNUAL
                                        1/1/02 - 6/30/02    7/1/01 - 6/30/02    1/1/98 - 6/30/02
Class A                                       0.32%               0.00%                1.29%
Class Y                                       0.47%               0.31%                1.69%
------------------------------------------------------------------------------------------------

Russell 2000
Index                                        -4.70%              -8.60%                2.54%

[CHART]

                                           RUSSELL
              CLASS A       CLASS Y      2000 INDEX
1/1/98        $10,000       $10,000        $10,000
  6/98        $10,200       $10,220        $10,493
  6/99        $ 9,477       $ 9,540        $10,650
  6/00        $ 9,767       $ 9,865        $12,176
  6/01        $10,594       $10,747        $12,245
  6/02        $10,595       $10,781        $11,193

Hypothetical Investments in MassMutual SmallCap Equity Fund Class L and the Russell 2000 Index

MASSMUTUAL SMALL CAP EQUITY FUND
TOTAL RETURN

                                                                                   SINCE INCEPTION
                                            YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL
                                          1/1/02 - 6/30/02    7/1/01 - 6/30/02    5/3/99 - 6/30/02
Class L                                       0.40%               0.19%                6.44%
--------------------------------------------------------------------------------------------------

Russell 2000
Index                                        -4.70%              -8.60%                3.48%

[CHART]

                             RUSSELL
              CLASS L       2000 INDEX
5/3/99        $10,000        $10,000
  6/99        $10,813        $10,605
  6/00        $11,178        $12,124
  6/01        $12,157        $12,193
  6/02        $12,180        $11,145

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL SMALL CAP EQUITY FUND -- PORTFOLIO OF INVESTMENTS
(FORMERLY KNOWN AS MASSMUTUAL SMALL CAP VALUE EQUITY FUND)

JUNE 30, 2002 (UNAUDITED)

                                                   NUMBER OF         MARKET
                                                    SHARES           VALUE
                                                --------------   --------------
EQUITIES -- 101.0%

AIR TRANSPORTATION -- 2.0%
SkyWest, Inc.                                          464,400   $   10,862,316
                                                                 --------------

APPAREL, TEXTILES & SHOES -- 2.5%
Claires Stores, Inc.                                   596,000       13,648,400
                                                                 --------------

BANKING, SAVINGS & LOANS -- 4.2%
First Republic Bank*                                   252,400        6,941,000
Pacific Capital Bancorp                                291,466        6,960,208
Webster Financial Corp.                                245,748        9,397,404
                                                                 --------------
                                                                     23,298,612
                                                                 --------------

BROADCASTING, PUBLISHING & PRINTING -- 1.0%
Lin TV Corp. Cl. A*                                    211,000        5,705,440
                                                                 --------------

BUILDING MATERIALS & CONSTRUCTION -- 1.3%
Elcor Corp.                                            264,700        7,239,545
                                                                 --------------

CHEMICALS -- 4.9%
OM Group, Inc.                                         138,300        8,574,600
Spartech Corp.                                         668,600       18,205,978
                                                                 --------------
                                                                     26,780,578
                                                                 --------------

COMMERCIAL SERVICES -- 8.7%
ABM Industries, Inc.                                   578,900       10,049,704
Advo, Inc.*                                            174,400        6,639,408
Arbitron, Inc.*                                        351,200       10,957,440
Central Parking Corp.                                  352,700        8,059,195
Heidrick & Struggles International, Inc.*              171,900        3,432,843
Korn/Ferry International*                              345,600        3,144,960
National Processing, Inc.*                             210,900        5,441,220
                                                                 --------------
                                                                     47,724,770
                                                                 --------------

COMMUNICATIONS -- 2.7%
CT Communications, Inc.                                657,800       10,656,360
Inet Technologies, Inc.*                               629,000        4,245,750
                                                                 --------------
                                                                     14,902,110
                                                                 --------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.8%
Veridian Corp.*                                        202,100        4,587,670
                                                                 --------------

COMPUTERS & INFORMATION -- 1.3%
Black Box Corp.*                                        66,700        2,716,691
ProQuest Co.*                                          120,000        4,260,000
                                                                 --------------
                                                                      6,976,691
                                                                 --------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 13.7%
Cognex Corp.*                                          536,200       10,750,810
Garmin Limited*                                        820,800       18,098,640
Lattice Semiconductor Corp.*                           848,000        7,411,520
Methode Electronics, Inc. Cl. A                        528,200   $    6,745,114
Technitrol, Inc.                                       548,200       12,773,060
Teleflex, Inc.                                         341,400       19,511,010
                                                                 --------------
                                                                     75,290,154
                                                                 --------------

ENERGY -- 2.3%
CAL Dive International, Inc.*                          269,400        5,926,800
Rowan Companies, Inc.                                  161,600        3,466,320
Tidewater, Inc.                                         92,800        3,054,976
                                                                 --------------
                                                                     12,448,096
                                                                 --------------

ENTERTAINMENT & LEISURE -- 3.3%
MTR Gaming Group, Inc.*                                948,500       15,839,950
Regal Entertainment Group Cl. A*                       106,300        2,478,916
                                                                 --------------
                                                                     18,318,866
                                                                 --------------

FINANCIAL SERVICES -- 7.0%
Chittenden Corp.                                       368,100       10,667,538
Eaton Vance Corp.                                      323,700       10,099,440
Fidelity Bankshares, Inc.                              249,100        5,479,951
Jefferies Group, Inc.                                  152,200        6,407,620
Stewart (W.P.) & Co. Limited                           241,000        6,150,320
                                                                 --------------
                                                                     38,804,869
                                                                 --------------

FOODS -- 1.7%
Performance Food Group Co.*                            279,600        9,467,256
                                                                 --------------

HEALTHCARE -- 2.4%
Community Health Systems, Inc.*                        504,500       13,520,600
                                                                 --------------

HOME CONSTRUCTION, FURNISHINGS
 & APPLIANCES -- 4.1%
La-Z-Boy, Inc.                                         401,700       10,130,874
Miller (Herman), Inc.                                  604,200       12,265,260
                                                                 --------------
                                                                     22,396,134
                                                                 --------------

HOUSEHOLD PRODUCTS -- 1.4%
RPM, Inc.                                              497,500        7,586,875
                                                                 --------------

INDUSTRIAL - DIVERSIFIED -- 3.2%
Carlisle Companies, Inc.                               395,600       17,794,088
                                                                 --------------

INSURANCE -- 9.9%
The Commerce Group, Inc.                               203,000        8,028,650
HCC Insurance Holdings, Inc.                           457,100       12,044,585
IPC Holdings Limited                                   371,400       11,342,556
Philadelphia Consolidated Holding Corp.*               240,500   $   10,904,270
White Mountains Insurance Group, Inc.                   38,200       12,090,300
                                                                 --------------
                                                                     54,410,361
                                                                 --------------

MACHINERY & COMPONENTS -- 7.0%
Actuant Corp. Cl. A*                                   113,900        4,698,375
Hardinge, Inc.                                         468,850        4,721,319
Helix Technology Corp.                                 522,600       10,765,560
IDEX Corp.                                              86,000        2,881,000
Regal-Beloit Corp.                                     251,100        6,104,241
Roper Industries, Inc.                                 256,100        9,552,530
                                                                 --------------
                                                                     38,723,025
                                                                 --------------

MEDICAL SUPPLIES -- 3.9%
Biomet, Inc.                                           183,250        4,969,740
Coherent, Inc.*                                        462,100       13,649,972
Dionex Corp.*                                          116,700        3,126,393
                                                                 --------------
                                                                     21,746,105
                                                                 --------------

PHARMACEUTICALS -- 1.9%
Pharmaceutical Resources, Inc.*                        382,200       10,617,516
                                                                 --------------

REAL ESTATE -- 2.4%
Mid-Atlantic Realty Trust                              746,200       13,133,120
                                                                 --------------

RETAIL -- 1.3%
Guitar Center, Inc.*                                   381,100        7,069,405
                                                                 --------------

TRANSPORTATION -- 6.1%
Heartland Express, Inc.*                               308,690        7,386,952
Robinson (C.H.) Worldwide, Inc.                        582,600       19,534,578
Swift Transportation Co., Inc.*                        299,610        6,980,913
                                                                 --------------
                                                                     33,902,443
                                                                 --------------

TOTAL EQUITIES
(COST $527,033,880)                                                 556,955,045
                                                                 --------------

                                                  PRINCIPAL
                                                   AMOUNT
                                                --------------
SHORT-TERM INVESTMENTS -- 9.6%

CASH EQUIVALENTS**
American Honda Motor Co., Inc. Bank Note
  1.820% 04/08/2003                             $      862,555          862,555
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                                    550,073          550,073

    The accompanying notes are an integral part of the financial statements.

                                       179

                                                   PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
                                                --------------   --------------
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                             $    6,000,366   $    6,000,366
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                  1,937,591        1,937,591
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                                  2,375,183        2,375,183
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                  6,262,994        6,262,994
Fleet National Bank Note
  2.000% 07/03/2002                                    306,584          306,584
Merrill Lynch Bank Note
  1.910% 11/26/2002                                  2,150,073        2,150,073
Merrill Lynch Bank Note
  1.920% 04/16/2003                                    575,037          575,037
Merrimac Money Market Fund                          24,080,390       24,080,390
Morgan Stanley Dean Witter & Co.
  2.080% 11/08/2002                                    862,555          862,555
National City Bank Note
  1.820% 01/23/2003                                  2,437,591        2,437,591
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                  2,875,183        2,875,183
US Bank Note
  1.800% 11/06/2002                                  1,437,591        1,437,591
                                                                 --------------
                                                                     52,713,766
                                                                 --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                  52,713,766
                                                                 --------------

TOTAL INVESTMENTS -- 110.6%
(COST $579,747,646)***                                              609,668,811

OTHER ASSETS/(LIABILITIES) -- (10.6%)                               (58,365,679)
                                                                 --------------

NET ASSETS -- 100.0%                                             $  551,303,132
                                                                 ==============

NOTES TO PORTFOLIO OF INVESTMENTS
 *   Non-income producing security.
 ** Represents investments of security lending collateral. (NOTE 2). *** Aggregate cost for Federal tax purposes. (NOTE 7).

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP EQUITY FUND -- FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MASSMUTUAL SMALL CAP VALUE EQUITY FUND)

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                  JUNE 30, 2002
                                                                                                   (UNAUDITED)
                                                                                                 ---------------
ASSETS:
        Investments, at value (cost $527,033,880) (NOTE 2)                                       $   556,955,045
        Short-term investments, at amortized cost (NOTE 2)                                            52,713,766
                                                                                                 ---------------
            Total Investments (including securities on loan with market values of $50,615,035)       609,668,811
        Receivables from:
            Interest and dividends                                                                       259,885
                                                                                                 ---------------
                 Total assets                                                                        609,928,696
                                                                                                 ---------------

LIABILITIES:
        Payables for:
            Investments purchased                                                                        604,102
            Securities on loan (NOTE 2)                                                               52,713,766
            Directors' fees and expenses (NOTE 3)                                                          8,026
            Affiliates (NOTE 3):
                 Investment management fees                                                              250,044
                 Administration fees                                                                      49,323
                 Service fees                                                                              6,728
        Due to custodian                                                                               4,967,593
        Accrued expense and other liabilities                                                             25,982
                                                                                                 ---------------
                 Total liabilities                                                                    58,625,564
                                                                                                 ---------------
        NET ASSETS                                                                               $   551,303,132
                                                                                                 ===============

NET ASSETS CONSIST OF:
        Paid-in capital                                                                          $   490,818,545
        Undistributed net investment income                                                            1,165,346
        Accumulated net realized gain on investments                                                  29,398,076
        Net unrealized appreciation on investments                                                    29,921,165
                                                                                                 ---------------
                                                                                                 $   551,303,132
                                                                                                 ===============

NET ASSETS:
        Class A                                                                                  $    10,539,436
                                                                                                 ===============
        Class L                                                                                  $    49,674,224
                                                                                                 ===============
        Class Y                                                                                  $    17,517,097
                                                                                                 ===============
        Class S                                                                                  $   473,572,375
                                                                                                 ===============

SHARES OUTSTANDING:
        Class A                                                                                          832,727
                                                                                                 ===============
        Class L                                                                                        3,911,039
                                                                                                 ===============
        Class Y                                                                                        1,377,165
                                                                                                 ===============
        Class S                                                                                       37,058,124
                                                                                                 ===============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                  $         12.66
                                                                                                 ===============
        Class L                                                                                  $         12.70
                                                                                                 ===============
        Class Y                                                                                  $         12.72
                                                                                                 ===============
        Class S                                                                                  $         12.78
                                                                                                 ===============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                   SIX MONTHS ENDED
                                                                                     JUNE 30, 2002
                                                                                      (UNAUDITED)
                                                                                   ----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends                                                                  $      2,739,150
        Interest (including securities lending income of $38,206)                           213,624
                                                                                   ----------------
                 Total investment income                                                  2,952,774
                                                                                   ----------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                               1,648,043
        Custody fees                                                                         35,505
        Shareholder reporting fees                                                           14,460
        Audit and legal fees                                                                 14,184
        Directors' fees (NOTE 3)                                                              6,281
                                                                                   ----------------
                                                                                          1,718,473

        Administration fees (NOTE 3):
            Class A                                                                          15,846
            Class L                                                                          80,060
            Class Y                                                                          15,827
            Class S                                                                         208,627
        Service fees (NOTE 3):
            Class A                                                                          11,843
                 Total expenses                                                           2,050,676
                                                                                   ----------------
                 NET INVESTMENT INCOME                                                      902,098
                                                                                   ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain on Investment transactions                                     35,308,304
        Net change in unrealized appreciation (depreciation) on investments             (36,196,535)
                                                                                   ----------------
                 NET REALIZED AND UNREALIZED LOSS                                          (888,231)
                                                                                   ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $         13,867
                                                                                   ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS ENDED
                                                                                  JUNE 30, 2002         YEAR ENDED
                                                                                   (UNAUDITED)      DECEMBER 31, 2001
                                                                                 ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                    $        902,098   $       2,827,262
        Net realized gain on investment transactions                                   35,308,304          51,617,726
        Net change in unrealized appreciation (depreciation) on investments           (36,196,535)        (38,203,575)
                                                                                 ----------------   -----------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           13,867          16,241,413
                                                                                 ----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                                 -              (9,019)
        Class L                                                                                 -            (121,972)
        Class Y                                                                                 -             (71,793)
        Class S                                                                                 -          (2,612,406)
                                                                                 ----------------   -----------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                      -          (2,815,190)
                                                                                 ----------------   -----------------
        From net realized gains:
        Class A                                                                                 -            (698,380)
        Class L                                                                                 -          (3,479,531)
        Class Y                                                                                 -          (1,250,796)
        Class S                                                                                 -         (45,156,683)
                                                                                 ----------------   -----------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                         -         (50,585,390)
                                                                                 ----------------   -----------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                         2,230,022           4,670,925
        Class L                                                                         7,295,112          21,237,725
        Class Y                                                                         2,106,147           8,937,615
        Class S                                                                       (74,068,985)          1,643,052
                                                                                 ----------------   -----------------
            INCREASE (DECREASE) IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS        (62,437,704)         36,489,317
                                                                                 ----------------   -----------------
        TOTAL DECREASE IN NET ASSETS                                                  (62,423,837)           (669,850)

NET ASSETS:
        Beginning of period                                                           613,726,969         614,396,819
                                                                                 ----------------   -----------------
        End of period (including undistributed net investment income of
           $1,165,346 and $263,248, respectively)                                $    551,303,132   $     613,726,969
                                                                                 ================   =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            CLASS A
                                                                                            -------
                                                           SIX MONTHS ENDED
                                                               6/30/02        YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                             (UNAUDITED)       12/31/01      12/31/00      12/31/99      12/31/98#
                                                           ----------------   ---------     ----------    ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  12.62         $  13.36      $  13.56      $  14.07      $  17.48
                                                              --------         --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                   (0.01)***        (0.00)***+     0.01***       0.07***       0.03***
  Net realized and unrealized gain (loss) on investments          0.05             0.42          1.82         (0.13)        (1.78)
                                                              --------         --------      --------      --------      --------
       Total income (loss) from investment operations             0.04             0.42          1.83         (0.06)        (1.75)
                                                              --------         --------      --------      --------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                         -            (0.01)        (0.08)        (0.09)        (0.12)
  From net realized gains                                            -            (1.15)        (1.95)        (0.36)        (1.54)
                                                              --------         --------      --------      --------      --------
       Total distributions                                           -            (1.16)        (2.03)        (0.45)        (1.66)
                                                              --------         --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                                $  12.66         $  12.62      $  13.36      $  13.56      $  14.07
                                                              ========         ========      ========      ========      ========
TOTAL RETURN@                                                     0.32%**          3.12%        13.68%        (0.36)%       (9.58)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                           $ 10,539         $  8.361      $  4,093      $    262      $    174
  Net expenses to average daily net assets                        1.19%*           1.19%         1.19%         1.22%         1.30%
  Net investment income (loss) to average daily net
    assets                                                       (0.15)%*         (0.01)%        0.07%         0.49%         0.19%
  Portfolio turnover rate                                           34%**            91%           61%           34%           31%

                                                                                 CLASS L
                                                                                 -------
                                                    SIX MONTHS ENDED
                                                        6/30/02        YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                      (UNAUDITED)       12/31/01         12/31/00        12/31/99++
                                                    ----------------   ----------       ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $    12.65       $    13.38       $    13.55       $    13.66
                                                      ----------       ----------       ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.01***          0.03***          0.05***          0.08***
  Net realized and unrealized gain on investments           0.04             0.43             1.82             0.32
                                                      ----------       ----------       ----------       ----------
       Total income from investment operations              0.05             0.46             1.87             0.40
                                                      ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   -            (0.04)           (0.09)           (0.15)
  From net realized gains                                      -            (1.15)           (1.95)           (0.36)
                                                      ----------       ----------       ----------       ----------
       Total distributions                                     -            (1.19)           (2.04)           (0.51)
                                                      ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD                        $    12.70       $    12.65       $    13.38       $    13.55
                                                      ==========       ==========       ==========       ==========
TOTAL RETURN@                                               0.40% **         3.38%           13.97%            2.97%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $   49,674       $   42,174       $   22,795       $    1,634
  Net expenses to average daily net assets                  0.94%*           0.94%            0.94%            0.94%*
  Net investment income to average daily net assets         0.10%*           0.25%            0.34%            0.83%*
  Portfolio turnover rate                                     34%**            91%              61%              34%*

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  #   AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  +   NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
  ++ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIas) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                    CLASS Y
                                                                                    -------
                                                   SIX MONTHS ENDED
                                                       6/30/02       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                     (UNAUDITED)      12/31/01       12/31/00       12/31/99      12/31/98+
                                                   ----------------  ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $    12.66     $    13.39     $    13.56     $    14.06     $    17.51
                                                      ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.02***        0.05***        0.08***        0.12***        0.11***
  Net realized and unrealized gain
     (loss) on investments                                  0.04           0.44           1.79          (0.11)         (1.81)
                                                      ----------     ----------     ----------     ----------     ----------
       Total income (loss) from
         investment operations                              0.06           0.49           1.87           0.01          (1.70)
                                                      ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   -          (0.07)         (0.09)         (0.15)         (0.21)
  From net realized gains                                      -          (1.15)         (1.95)         (0.36)         (1.54)
                                                      ----------     ----------     ----------     ----------     ----------
       Total distributions                                     -          (1.22)         (2.04)         (0.51)         (1.75)
                                                      ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                        $    12.72     $    12.66     $    13.39     $    13.56     $    14.06
                                                      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN@                                               0.47%**        3.56%         14.02%          0.13%         (9.25)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $   17,517     $   15,265     $    7,444     $    3,990     $      568
  Net expenses to average daily net assets                  0.79%*         0.79%          0.78%          0.80%          0.85%
  Net investment income to average daily net assets         0.25%*         0.40%          0.54%          0.86%          0.67%
  Portfolio turnover rate                                     34%**          91%            61%            34%            31%

                                                                                     CLASS S(1)
                                                                                     ----------
                                           SIX MONTHS ENDED
                                                6/30/02        YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED
                                              (UNAUDITED)       12/31/01       12/31/00       12/31/99      12/31/98     12/31/97
                                           ----------------   -----------    -----------    -----------    ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD          $     12.71     $     13.43    $     13.58    $     14.06    $    16.61    $   13.43
                                              -----------     -----------    -----------    -----------    ----------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                              0.02***         0.07***        0.10***        0.14***       0.13         0.13
  Net realized and unrealized gain
     (loss) on investments                           0.05            0.43           1.80          (0.11)        (1.67)        4.73
                                              -----------     -----------    -----------    -----------    ----------    ---------
       Total income (loss) from
         investment operations                       0.07            0.50           1.90           0.03         (1.54)        4.86
                                              -----------     -----------    -----------    -----------    ----------    ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            -           (0.07)         (0.10)         (0.15)        (0.13)       (0.14)
  From net realized gains                               -           (1.15)         (1.95)         (0.36)        (0.88)       (1.54)
                                              -----------     -----------    -----------    -----------    ----------    ---------
       Total distributions                              -           (1.22)         (2.05)         (0.51)        (1.01)       (1.68)
                                              -----------     -----------    -----------    -----------    ----------    ---------
NET ASSET VALUE, END OF PERIOD                $     12.78     $     12.71    $     13.43    $     13.58    $    14.06    $   16.61
                                              ===========     ===========    ===========    ===========    ==========    =========
TOTAL RETURN@                                        0.55%**         3.63%         14.19%          0.25%        (9.02)%      36.36%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)           $   473,572     $   547,927    $   580,065    $   640,600    $  682,578    $ 690,378
  Ratio of expenses to average daily
    net assets:
     Before expense waiver                           0.69%*          0.69%          0.68%          0.67%         0.64%        0.65%
     After expense waiver#                            N/A             N/A            N/A            N/A           N/A         0.64%
  Net investment income to average
    daily net assets                                 0.35%**         0.50%          0.68%          1.03%         0.36%        0.89%
  Portfolio turnover rate                              34%**           91%            61%            34%*          34%          35%

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  (1) CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
  +   AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  # COMPUTED AFTER GIVING EFFECT TO THE VOLUNTARY PARTIAL WAIVER OF MANAGEMENT FEE BY MASSMUTUAL, WHICH TERMINATED MAY 1, 1997.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY FUND -- PORTFOLIO MANAGER REPORT

NOTE TO SHAREHOLDERS:

Effective May 1, 2002, Navellier & Associates, Inc. ("Navellier") replaced Morgan Stanley Investments, LP ("Morgan Stanley"), as the MassMutual Mid Cap Growth Equity Fund's sub-adviser. The decision to replace Morgan Stanley as sub-adviser was made due to changes at Morgan Stanley, including the lead portfolio manager's departure from the firm.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL MID CAP GROWTH EQUITY FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of mid-sized companies (companies with market capitalizations, at the time of purchase, of $2 billion to $10 billion)
- focus on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace
- utilize an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned -15.72%, trailing the -5.22% return of the Russell 2500 Index, a broadly based, unmanaged index of 2500 medium- and small-capitalization common stocks. However, the Fund beat the -19.70% return of the Russell MidCap Growth Index, which tracks the performance of mid-cap growth stocks. Since Navellier assumed sub-adviser responsibilities on May 1, 2002, the Fund's Class S shares have returned -9.36% vs. the Russell 2500 Index return of -8.40% and the Russell MidCap Growth Index return of -13.69%.

WHAT ARE THE NEW SUB-ADVISER'S CRITERIA FOR CHOOSING STOCKS?

Navellier employs a proprietary computer model to screen the universe of stocks, assigning each one a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with the potential for above-average market returns and risk levels that are reasonable for higher return rates. Navellier's research team then applies two or more sets of criteria to identify the most attractive stocks. These criteria can include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings and various other fundamental parameters designed to uncover high-growth investments.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

It was an exceptionally difficult period for stocks, especially in the second quarter. Moreover, the downside momentum accelerated in May and June, after we took the helm. Earnings disappointments combined with concerns about corporate accounting, a falling U.S. dollar and escalating tension in the Middle East to drive the major stock indexes to their lowest levels since the terrorist attacks of September 2001. For the two-month period we managed the Fund, we modestly underperformed the Russell 2500 Index, which contains a mix of stocks from the value and growth sectors. Given the significant outperformance of value over growth during this time, we think our performance was respectable. Our goal is to use superior stock selection to stay close to the Russell 2500 Index during weak periods for growth stocks, while outperforming it during favorable periods.

Modest positive performance was turned in by a number of holdings, including Patterson Dental, Williams Sonoma, Constellation Brands, Pepsi-Cola Bottling and Fortune Brands. Patterson Dental, a distributor of dental supplies and equipment to dentists, dental laboratories and institutions in the U.S. and Canada, saw its stock strengthen on the news of strong results for the company's fiscal year ending April 30, 2002. Sales grew 16.5% from the year-earlier period excluding the results from the company's Webster Veterinary Supply subsidiary, acquired in July 2001.

More than offsetting these gains were poor performances from Caremark Rx, Autodesk, Marvell Technology Group, Expedia and ATI Technologies. Although the Fund's technology holdings detracted from performance, our technology stocks were down an average 5.7% less than those in the Russell MidCap Growth Index. Despite disappointing us in the short-term, however, we remained constructive about the longer-term prospects for many of these holdings. For example, Expedia, the leading provider of travel services over the Internet, appeared poised to benefit from the trend toward booking travel arrangements on the Web because of lower cost and greater convenience.

WHAT IS YOUR OUTLOOK?

The outperformance of value stocks has now reached the extremes of historical limits. Reversion to the mean--the tendency to revert toward long-term averages--suggests that we should soon see better relative performance from the growth sector. Another constructive development is that a number of companies have begun to surprise Wall Street analysts by reporting better-than-expected financial results, which happened with some regularity during the bull market but has been a noticeably rare occurrence lately. Moreover, economic activity suggests continued, if subdued, improvement. Against this backdrop, we look forward to a more favorable environment in which to select stocks with strong growth potential for the Fund.

                                      MASSMUTUAL MID CAP GROWTH EQUITY FUND
                                         LARGEST STOCK HOLDINGS (6/30/02)

                                       ITT Industries, Inc.
                                       Constellation Brands, Inc.
                                       Outback Steakhouse, Inc.
                                       Hudson City Bancorp, Inc.
                                       Quest Diagnostics, Inc.
                                       Williams-Sonoma, Inc.
                                       Microchip Technology, Inc.
                                       Patterson Dental Co.
                                       Autozone, Inc.
                                       Yum! Brands, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Mid Cap Growth Equity Fund Class S, Class A, Class Y, Class L and the Russell 2500 Index

MASSMUTUAL MID CAP GROWTH EQUITY FUND
TOTAL RETURN

                                                           SINCE INCEPTION
                      YEAR TO DATE         ONE YEAR        AVERAGE ANNUAL
                    1/1/02 - 6/30/02   7/1/01 - 6/30/02   5/3/99 - 6/30/02
Class S                -15.72%            -27.89%             -7.96%
Class A                -16.01%            -28.36%             -8.41%
Class Y                -15.74%            -27.99%             -8.03%
Class L                -15.90%            -28.10%             -8.16%
--------------------------------------------------------------------------

Russell 2500
Index                   -5.22%             -7.61%              5.83%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              CLASS S      CLASS A      CLASS Y      CLASS L      RUSSELL 2500 INDEX
5/3/99        $10,000      $10,000      $10,000      $10,000             $10,000
  6/99        $10,340      $10,330      $10,340      $10,350             $10,684
  6/00        $14,660      $14,600      $14,670      $14,640             $12,643
  6/01        $10,668      $10,576      $10,657      $10,626             $12,951
  6/02        $ 7,692      $ 7,576      $ 7,674      $ 7,640             $11,965

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL MID CAP GROWTH EQUITY FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                   NUMBER OF         MARKET
                                                    SHARES           VALUE
                                                --------------   --------------
EQUITIES -- 99.4%

APPAREL, TEXTILES & SHOES -- 2.8%
Coach, Inc.*                                            37,900   $    2,080,710
Ross Stores, Inc.                                       35,500        1,446,625
                                                                 --------------
                                                                      3,527,335
                                                                 --------------

BANKING, SAVINGS & LOANS -- 6.3%
Hudson City Bancorp, Inc.                              218,800        4,354,120
North Fork Bancorp                                      87,400        3,479,394
                                                                 --------------
                                                                      7,833,514
                                                                 --------------

BEVERAGES -- 6.1%
Constellation Brands, Inc.*                            149,800        4,793,600
The Pepsi Bottling Group, Inc.                          93,200        2,870,560
                                                                 --------------
                                                                      7,664,160
                                                                 --------------

COMMERCIAL SERVICES -- 6.0%
Moody's Corp.                                           70,000        3,482,500
Quest Diagnostics, Inc.*                                46,050        3,962,602
                                                                 --------------
                                                                      7,445,102
                                                                 --------------

COMMUNICATIONS -- 2.5%
L-3 Communications Holdings, Inc.*                      57,800        3,121,200
                                                                 --------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 2.9%
Reynolds & Reynolds, Inc. Cl. A                        130,100        3,636,295
                                                                 --------------

COMPUTERS & INFORMATION -- 4.7%
Cognos, Inc.*                                          149,000        3,306,310
Logitech International SA ADR*                          55,200        2,597,160
                                                                 --------------
                                                                      5,903,470
                                                                 --------------

CONTAINERS -- 1.4%
Pactiv Corp.*                                           75,000        1,785,000
                                                                 --------------

COSMETICS & PERSONAL CARE -- 2.8%
Alberto-Culver Co. Cl. B                                71,700        3,427,260
                                                                 --------------

DATA PROCESSING & PREPARATION -- 2.1%
Affiliated Computer Services, Inc. Cl. A*               56,000        2,658,880
                                                                 --------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 5.3%
ATI Technologies, Inc.*                                280,000        1,934,800
Marvell Technology Group Limited*                       45,700          908,973
Microchip Technology, Inc.*                            137,550        3,772,997
                                                                 --------------
                                                                      6,616,770
                                                                 --------------

FINANCIAL SERVICES -- 1.2%
John Nuveen Co. Cl. A                                   58,000   $    1,490,600
                                                                 --------------

FOODS -- 2.2%
SuperValu, Inc.                                        111,100        2,725,283
                                                                 --------------

HEALTHCARE -- 11.1%
Caremark Rx, Inc.*                                     151,600        2,501,400
Coventry Health Care, Inc.*                            109,600        3,114,832
Oxford Health Plans, Inc.*                              64,500        2,996,670
Patterson Dental Co.*                                   73,800        3,714,354
Triad Hospitals, Inc.*                                  36,000        1,525,680
                                                                 --------------
                                                                     13,852,936
                                                                 --------------

HOME CONSTRUCTION, FURNISHINGS
  & APPLIANCES  -- 2.9%
D.R. Horton, Inc.                                      138,400        3,602,552
                                                                 --------------

HOUSEHOLD PRODUCTS -- 2.8%
Fortune Brands, Inc.                                    62,500        3,500,000
                                                                 --------------

INDUSTRIAL - DIVERSIFIED -- 4.3%
ITT Industries, Inc.                                    75,300        5,316,180
                                                                 --------------

INSURANCE -- 1.7%
The PMI Group, Inc.                                     55,000        2,101,000
                                                                 --------------

MANUFACTURING -- 2.2%
Pentair, Inc.                                           57,000        2,740,560
                                                                 --------------

MEDICAL SUPPLIES -- 2.1%
Dentsply International, Inc.                            70,500        2,602,155
                                                                 --------------

PHARMACEUTICALS -- 5.3%
AmerisourceBergen Corp.                                 45,000        3,420,000
Henry Schein, Inc.*                                     72,900        3,244,050
                                                                 --------------
                                                                      6,664,050
                                                                 --------------

PREPACKAGED SOFTWARE -- 2.1%
Symantec Corp.*                                         77,800        2,555,730
                                                                 --------------

RESTAURANTS -- 6.5%
Outback Steakhouse, Inc.*                              129,000        4,527,900
Yum! Brands, Inc.*                                     124,500        3,641,625
                                                                 --------------
                                                                      8,169,525
                                                                 --------------

RETAIL -- 8.1%
AutoZone, Inc.*                                         47,400        3,664,020
Michaels Stores, Inc.*                                  63,000        2,457,000
Williams-Sonoma, Inc.*                                 129,100        3,958,206
                                                                 --------------
                                                                     10,079,226
                                                                 --------------

RETAIL - INTERNET -- 1.8%
Ticketmaster Cl. B*                                    122,100        2,284,491
                                                                 --------------

TRANSPORTATION -- 2.2%
Expedia, Inc. Cl. A*                                    46,600   $    2,762,914
                                                                 --------------

TOTAL EQUITIES
(COST $129,183,564)                                                 124,066,188
                                                                  --------------

                                                  PRINCIPAL
                                                    AMOUNT
                                                --------------
SHORT-TERM INVESTMENTS -- 20.8%

CASH EQUIVALENTS**
American Honda Motor Co., Inc. Bank Note
  1.820% 04/08/2003                             $      584,111          584,111
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                                    567,050          567,050
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                  3,835,248        3,835,248
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                    708,812          708,812
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                                  1,417,624        1,417,624
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                  3,827,585        3,827,585
Fleet National Bank Note
  2.000% 07/03/2002                                  1,821,394        1,821,394
Goldman Sachs Bank Note
  2.120% 08/05/2002                                  3,556,705        3,556,705
Merrill Lynch Bank Note
  1.910% 11/26/2002                                    567,050          567,050
Merrill Lynch Bank Note
  1.920% 04/16/2003                                    283,525          283,525
Merrimac Money Market Fund                           5,561,159        5,561,159
Morgan Stanley Dean Witter & Co.
  2.080% 11/08/2002                                    425,287          425,287
National City Bank Note
  1.820% 01/23/2003                                    708,812          708,812

    The accompanying notes are an integral part of the financial statements.

                                       188

                                                   PRINCIPAL         MARKET
                                                     AMOUNT          VALUE
                                                --------------   --------------
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                             $    1,417,624   $    1,417,624
US Bank Note
  1.800% 11/06/2002                                    708,812          708,812
                                                                 --------------
                                                                     25,990,798
                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                  25,990,798
                                                                 --------------

TOTAL INVESTMENTS -- 120.2%
(COST $155,174,362)***                                              150,056,986

OTHER ASSETS/(LIABILITIES) -- (20.2%)                              (25,173,901)
                                                                 --------------

NET ASSETS -- 100.0%                                             $  124,883,085
                                                                 ==============

NOTES TO PORTFOLIO OF INVESTMENTS
 *   Non-income producing security.
 ** Represents investments of security lending collateral. (NOTE 2). *** Aggregate cost for Federal tax purposes. (NOTE 7).

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                  JUNE 30, 2002
                                                                   (UNAUDITED)
                                                                  -------------
ASSETS:
        Investments, at value (cost $129,183,564) (NOTE 2)        $ 124,066,188
        Short-term investments, at amortized cost (NOTE 2)           25,990,798
                                                                  -------------
            Total Investments (including securities on loan
               with market values of $25,231,166)                   150,056,986
        Receivables from:
            Investments sold                                          2,150,922
            Interest and dividends                                       44,358
                                                                  -------------
                 Total assets                                       152,252,266
                                                                  -------------

LIABILITIES:
        Payables for:
            Securities on loan (NOTE 2)                              25,990,798
            Directors' fees and expenses (NOTE 3)                         2,984
            Affiliates (NOTE 3):
                 Investment management fees                              70,701
                 Administration fees                                     18,792
                 Service fees                                            17,603
        Due to custodian                                              1,258,102
        Accrued expense and other liabilities                            10,201
                                                                  -------------
                 Total liabilities                                   27,369,181
                                                                  -------------
        NET ASSETS                                                $ 124,883,085
                                                                  =============

NET ASSETS CONSIST OF:
        Paid-in capital                                           $ 238,139,394
        Accumulated net investment loss                                (423,406)
        Accumulated net realized loss on investments               (107,715,527)
        Net unrealized depreciation on investments                   (5,117,376)
                                                                  -------------
                                                                  $ 124,883,085
                                                                  =============

NET ASSETS:
        Class A                                                   $  26,870,797
                                                                  =============
        Class L                                                   $  26,647,721
                                                                  =============
        Class Y                                                   $  10,885,556
                                                                  =============
        Class S                                                   $  60,479,011
                                                                  =============

SHARES OUTSTANDING:
        Class A                                                       3,909,569
                                                                  =============
        Class L                                                       3,844,262
                                                                  =============
        Class Y                                                       1,564,660
                                                                  =============
        Class S                                                       8,683,234
                                                                  =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                   $        6.87
                                                                  =============
        Class L                                                   $        6.93
                                                                  =============
        Class Y                                                   $        6.96
                                                                  =============
        Class S                                                   $        6.97
                                                                  =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2002
                                                                                 (UNAUDITED)
                                                                              ----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends                                                             $        162,731
        Interest (including securities lending income of $22,102)                       71,178
                                                                              ----------------
                Total investment income                                                233,909
                                                                              ----------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                            481,646
        Custody fees                                                                    23,403
        Shareholder reporting fees                                                       3,515
        Audit and legal fees                                                             3,451
        Directors' fees (NOTE 3)                                                         1,536
                                                                              ----------------
                                                                                       513,551
        Administration fees (NOTE 3):
            Class A                                                                     41,506
            Class L                                                                     42,802
            Class Y                                                                      9,259
            Class S                                                                     31,072
        Service fees (NOTE 3):
            Class A                                                                     33,745
                                                                              ----------------
                Total expenses                                                         671,935
        Expenses waived (NOTE 3)                                                       (16,728)
                                                                              ----------------
                Net expenses                                                           655,207
                                                                              ----------------
                NET INVESTMENT LOSS                                                   (421,298)
                                                                              ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                               (14,678,681)
        Net change in unrealized appreciation (depreciation) on investments         (8,550,466)
                                                                              ----------------
                NET REALIZED AND UNREALIZED LOSS                                   (23,229,147)
                                                                              ----------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $    (23,650,445)
                                                                              ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SIX MONTHS ENDED
                                                                                          JUNE 30, 2002        YEAR ENDED
                                                                                           (UNAUDITED)      DECEMBER 31, 2001
                                                                                       -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                            $        (421,298)   $        (836,802)
        Net realized loss on investment transactions                                         (14,678,681)         (82,002,380)
        Net change in unrealized appreciation (depreciation) on investments                   (8,550,466)          15,506,269
                                                                                       -----------------    -----------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                             (23,650,445)         (67,332,913)
                                                                                       -----------------    -----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class A                                                                                        -               (3,186)
        Class Y                                                                                        -               (6,099)
        Class S                                                                                        -             (117,281)
                                                                                       -----------------    -----------------
            TOTAL DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                     -             (126,566)
                                                                                       -----------------    -----------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                                4,410,949           11,225,009
        Class L                                                                                3,125,648           10,608,761
        Class Y                                                                                  412,102          (22,054,968)
        Class S                                                                               (8,730,210)          (3,590,696)
                                                                                       -----------------    -----------------
            DECREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                             (781,511)          (3,811,894)
                                                                                       -----------------    -----------------
        TOTAL DECREASE IN NET ASSETS                                                         (24,431,956)         (71,271,373)

NET ASSETS:
        Beginning of period                                                                  149,315,041          220,586,414
                                                                                       -----------------    -----------------
        End of period (including accumulated net investment loss of $423,406 and
           distributions in excess of net investment income of $2,108, respectively)   $     124,883,085    $     149,315,041
                                                                                       =================    =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      CLASS A
                                                                                      -------
                                                        SIX MONTHS ENDED
                                                             6/30/02        YEAR ENDED        YEAR ENDED      PERIOD ENDED
                                                           (UNAUDITED)       12/31/01          12/31/00        12/31/99+
                                                        ----------------    ----------        ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     8.18       $    11.66        $    13.90       $    10.00
                                                           ----------       ----------        ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                           (0.03)***        (0.08)***         (0.13)***        (0.07)***
  Net realized and unrealized gain (loss) on investments        (1.28)           (3.40)            (0.84)            3.97
                                                           ----------       ----------        ----------       ----------
       Total income (loss) from investment operations           (1.31)           (3.48)            (0.97)            3.90
                                                           ----------       ----------        ----------       ----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  Tax return of capital                                             -                -             (0.01)               -
  From net realized gains                                           -                -             (1.26)               -
                                                           ----------       ----------        ----------       ----------
       Total distributions                                          -                -             (1.27)               -
                                                           ----------       ----------        ----------       ----------
NET ASSET VALUE, END OF PERIOD                             $     6.87       $     8.18        $    11.66       $    13.90
                                                           ==========       ==========        ==========       ==========
TOTAL RETURN@                                                  (16.01)%**       (29.85)%           (7.49)%          39.00%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $   26,871       $   27,226        $   25,239       $      682
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       1.30%*           1.30%             1.33%            1.36%*
     After expense waiver#                                       1.28%*           1.27%             1.28%             N/A
  Net investment loss to average daily net assets               (0.94)%*         (0.86)%           (0.91)%          (0.86)%*
  Portfolio turnover rate                                         196%**           160%              153%             127%**

                                                                                      CLASS L
                                                                                      -------
                                                        SIX MONTHS ENDED
                                                             6/30/02        YEAR ENDED        YEAR ENDED      PERIOD ENDED
                                                          (UNAUDITED)        12/31/01          12/31/00         12/31/99+
                                                        ----------------    ----------        ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     8.24       $    11.72        $    13.93       $    10.00
                                                           ----------       ----------        ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                           (0.03)***        (0.05)***         (0.09)***        (0.05)***
  Net realized and unrealized gain (loss) on investments        (1.28)           (3.43)            (0.85)            3.98
                                                           ----------       ----------        ----------       ----------
       Total income (loss) from investment operations           (1.31)           (3.48)            (0.94)            3.93
                                                           ----------       ----------        ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -            (0.00)****            -                -
  Tax return of capital                                             -                -             (0.01)               -
  From net realized gains                                           -                -             (1.26)               -
                                                           ----------       ----------        ----------       ----------
       Total distributions                                          -            (0.00)            (1.27)               -
                                                           ----------       ----------        ----------       ----------
NET ASSET VALUE, END OF PERIOD                             $     6.93       $     8.24        $    11.72       $    13.93
                                                           ==========       ==========        ==========       ==========
TOTAL RETURN@                                                  (15.90)%**       (29.68)%           (7.26)%          39.30%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $   26,648       $   28,351        $   27,061       $    4,642
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       1.05%*           1.05%             1.08%            1.12%*
     After expense waiver#                                       1.03%*           1.02%             1.03%             N/A
  Net investment loss to average daily net assets               (0.69)%*         (0.61)%           (0.65)%          (0.63)%*
  Portfolio turnover rate                                         196%**           160%              153%             127%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  **** DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                                      CLASS Y
                                                                                      -------
                                                        SIX MONTHS ENDED
                                                             6/30/02        YEAR ENDED        YEAR ENDED      PERIOD ENDED
                                                           (UNAUDITED)       12/31/01          12/31/00         12/31/99+
                                                        ----------------    ----------        ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     8.26       $    11.75        $    13.94       $    10.00
                                                           ----------       ----------        ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                           (0.02)***        (0.05)***         (0.07)***        (0.04)***
  Net realized and unrealized gain (loss) on investments        (1.28)           (3.44)            (0.85)            3.98
                                                           ----------       ----------        ----------       ----------
       Total income (loss) from investment operations           (1.30)           (3.49)            (0.92)            3.94
                                                           ----------       ----------        ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -            (0.00)****            -                -
  Tax return of capital                                             -                -             (0.01)               -
  From net realized gains                                           -                -             (1.26)               -
                                                           ----------       ----------        ----------       ----------
       Total distributions                                          -            (0.00)            (1.27)               -
                                                           ----------       ----------        ----------       ----------
NET ASSET VALUE, END OF PERIOD                             $     6.96       $     8.26        $    11.75       $    13.94
                                                           ==========       ==========        ==========       ==========
TOTAL RETURN@                                                  (15.74)%**       (29.67)%           (7.11)%          39.40%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $   10,886       $   12,490        $   48,079       $   41,952
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       0.90%*           0.90%             0.92%            0.98%*
     After expense waiver#                                       0.88%*           0.87%             0.88%             N/A
  Net investment loss to average daily net assets               (0.54)%*         (0.49)%           (0.50)%          (0.48)%*
  Portfolio turnover rate                                         196%**           160%              153%             127%**

                                                                                      CLASS S
                                                                                      -------
                                                        SIX MONTHS ENDED
                                                             6/30/02        YEAR ENDED        YEAR ENDED      PERIOD ENDED
                                                           (UNAUDITED)       12/31/01          12/31/00         12/31/99+
                                                        ----------------    ----------        ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     8.27       $    11.75        $    13.94       $    10.00
                                                           ----------       ----------        ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                           (0.02)***        (0.04)***         (0.06)***        (0.02)***
  Net realized and unrealized gain (loss) on investments        (1.28)           (3.43)            (0.86)            3.96
                                                           ----------       ----------        ----------       ----------
       Total income (loss) from investment operations           (1.30)           (3.47)            (0.92)            3.94
                                                           ----------       ----------        ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -            (0.01)                -                -
  Tax return of capital                                             -                -             (0.01)               -
  From net realized gains                                           -                -             (1.26)               -
                                                           ----------       ----------        ----------       ----------
       Total distributions                                          -            (0.01)            (1.27)               -
                                                           ----------       ----------        ----------       ----------
NET ASSET VALUE, END OF PERIOD                             $     6.97       $     8.27        $    11.75       $    13.94
                                                           ==========       ==========        ==========       ==========
TOTAL RETURN@                                                  (15.72)%**       (29.52)%           (7.11)%          39.40%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $   60,479       $   81,248        $  120,207       $   60,279
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       0.83%*           0.83%             0.85%            0.89%*
     After expense waiver#                                       0.81%*           0.80%             0.81%             N/A
  Net investment loss to average daily net assets               (0.47)%*         (0.40)%           (0.43)%          (0.32)%*
  Portfolio turnover rate                                         196%**           160%              153%             127%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  **** DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL MID-CAP GROWTH EQUITY II FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of mid-sized companies (companies with market capitalizations, at the time of purchase, that fall within the range of companies in the S&P MidCap 400 Index or the Russell MidCap Growth Index)
-  utilize a growth-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   -  offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned -10.37%, trailing the -3.21% return of the S&P MidCap 400 Index, a market capitalization-weighted, unmanaged index of 400 medium-capitalization common stocks. However, the Fund beat the -19.70% return of the Russell MidCap Growth Index, which tracks the performance of mid-cap growth stocks.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

In the first quarter, the Fund had a return of 0.58%, versus 6.72% for the S&P Mid Cap 400 Index. The benchmark's outperformance was due to its higher concentration of value stocks, which outperformed the growth sector during the quarter. That fact was also reflected in the 1.77% decline in the more growth-oriented Russell MidCap Growth Index. While small-caps turned in the best performance, mid-caps managed to outperform large-caps. Strength was evident in the energy, materials, consumer staples, consumer discretionary, industrials and business services--which includes defense--and financials sectors. Conversely, weakness was concentrated in telecommunications services, the biotechnology segment of health care and technology.

Defense firm Rockwell Collins, oilfield equipment and services provider Smith International and diversified manufacturer ITT Industries were the Fund's top contributors. On the other hand, regional wireless service providers Western Wireless and Triton PCS Holdings detracted from our performance, as slowing subscriber growth and intense price competition constituted formidable obstacles to improving financial results. Another disappointment was biotechnology firm Sepracor, which suffered a setback when the FDA rejected its new antihistamine.

New purchases were concentrated in technology, consumer discretionary and the industrials and business services sectors, including specialty retailer Ross Stores, Internet retailer Ticketmaster Online/CitySearch and analog chipmaker Semtech. Our top new purchase was Manor Care, one of the stronger operators in the nursing home and assisted living industry. Sales included Wellpoint Health Networks, biotechnology firm Gilead Sciences and insurer ACE Limited, all of which were long-held holdings that we sold at a profit.

WHAT ABOUT THE VOLATILE SECOND QUARTER?

The Fund declined 10.89% in the second quarter, compared with a 9.31% loss in the benchmark and a much steeper 18.26% fall in the Russell MidCap Growth Index. Growth and value stocks suffered more equally in the quarter, although the aggressive growth stocks common to the Russell index encountered the greatest difficulty. Conversely, the steady growth stocks on which the Fund concentrates helped us sidestep the worst of the damage. Factors helping to drive stocks lower included numerous earnings restatements, a falling U.S. dollar, escalating tension in the Middle East, and recurring worries about more terrorist strikes. The crisis of confidence in corporate accounting escalated with the news that WorldCom improperly booked $3.8 billion in expenses over two years.

Specifically, the Fund was helped by our longstanding interest in nontraditional growth areas such as industrials and business services, health care services and energy. In health care, our focus on services companies rather than biotechnology and pharmaceutical firms was a benefit, with managed care holdings Wellpoint Health Networks and Anthem meriting special mention as positive contributors. Discount retailer Dollar Tree Stores also aided our performance on both an absolute and relative basis. Looking at disappointments, security software provider VeriSign, investment firm Waddell & Reed and programmable logic device company Lattice Semiconductor were significant detractors from the Fund's returns.

WHAT IS YOUR OUTLOOK?

Despite the many negative factors that have plagued stock prices lately, we view the recent turmoil as a buying opportunity. On the one hand, we think that "concept stocks"--those with little more than an intriguing idea behind them--will continue to be shunned by most investors. However, there are plenty of companies in the mid-cap space with solid, steady growth prospects that are attractively valued and do not suffer from being overly complex organizationally or financially. At some point, we think that many of the recent external concerns will begin to fade into the background, and investors will once again concentrate on the relative merits of individual stocks. In that kind of environment, we believe our strengths as stockpickers will be rewarded.

                                   MASSMUTUAL MID CAP GROWTH EQUITY II FUND
                                       LARGEST STOCK HOLDINGS (6/30/02)

                                    Affiliated Computer Services, Inc. Cl. A
                                    Omnicare, Inc.
                                    Whole Foods Market, Inc.
                                    Dollar Tree Stores, Inc.
                                    Waddell & Reed Financial, Inc. Cl. A
                                    Anthem, Inc.
                                    Family Dollar Stores, Inc.
                                    Certegy, Inc.
                                    ITT Industries, Inc.
                                    BJ Services Co.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Mid Cap Growth Equity II Fund Class S, Class A, Class Y, Class L and the S&P Mid Cap 400 Index

MASSMUTUAL MID CAP GROWTH EQUITY II FUND
TOTAL RETURN

                                                    SINCE INCEPTION
                  YEAR TO DATE      ONE YEAR         AVERAGE ANNUAL
                1/1/02 - 6/30/02  7/1/01 - 6/30/02  6/1/00 - 6/30/02
Class S               -10.37%         -10.89%           -3.28%
Class A               -10.65%         -11.34%           -3.78%
Class Y               -10.48%         -10.99%           -3.38%
Class L               -10.51%         -11.11%           -3.53%
----------------------------------------------------------------------

S&P Mid Cap
400 Index              -3.21%          -4.72%            2.49%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION


         CLASS S   CLASS A   CLASS Y   CLASS L  S&P MID CAP 400 INDEX
6/1/00   $10,000   $10,000   $10,000   $10,000         $10,000
  6/00   $10,340   $10,340   $10,340   $10,340         $10,147
  6/01   $10,470   $10,410   $10,460   $10,440         $11,047
  6/02   $ 9,330   $ 9,230   $ 9,310   $ 9,280         $10,527

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P MID CAP 400 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                     NUMBER OF        MARKET
                                                      SHARES          VALUE
                                                   -------------   -------------
EQUITIES -- 96.1%

ADVERTISING -- 1.9%
Catalina Marketing Corp.*                                 63,000   $   1,777,860
Lamar Advertising Co.*                                    76,000       2,827,960
                                                                   -------------
                                                                       4,605,820
                                                                   -------------

AEROSPACE & DEFENSE -- 1.5%
Rockwell Collins, Inc.                                   128,000       3,509,760
                                                                   -------------

APPAREL, TEXTILES & SHOES -- 2.0%
American Eagle Outfitters, Inc.*                          40,000         845,600
Coach, Inc.*                                              38,000       2,086,200
Ross Stores, Inc.                                         44,000       1,793,000
                                                                   -------------
                                                                       4,724,800
                                                                   -------------

BANKING, SAVINGS & LOANS -- 1.1%
Capital One Financial Corp.                               34,000       2,075,700
Silicon Valley Bancshares*                                19,000         500,840
                                                                   -------------
                                                                       2,576,540
                                                                   -------------

BROADCASTING, PUBLISHING & PRINTING -- 1.6%
Charter Communications, Inc. Cl. A*                      123,400         503,472
Cox Radio, Inc. Cl. A*                                    69,000       1,662,900
Entercom Communications Corp.*                            15,000         688,500
Hispanic Broadcasting Corp.*                               5,200         135,720
Univision Communications, Inc. Cl. A*                      8,000         251,200
Westwood One, Inc.*                                       15,000         501,300
                                                                   -------------
                                                                       3,743,092
                                                                   -------------

CHEMICALS -- 1.0%
Agrium, Inc.                                              19,700         185,180
Cabot Microelectronics Corp.*                              6,000         258,960
Potash Corp. of Saskatchewan                              28,000       1,867,600
                                                                   -------------
                                                                       2,311,740
                                                                   -------------

COMMERCIAL SERVICES -- 11.2%
Apollo Group, Inc. Cl. A*                                 21,000         827,820
Certegy, Inc.*                                            96,000       3,562,560
Concord EFS, Inc.*                                       104,000       3,134,560
Convergys Corp.*                                          73,000       1,422,040
Hewitt Associates, Inc. Cl. A*                            23,400         545,220
Iron Mountain, Inc.*                                      84,000       2,591,400
KPMG Consulting, Inc.*                                   159,000       2,362,740
Manpower, Inc.                                            92,000       3,381,000
Republic Services, Inc.*                                  89,000       1,697,230
Robert Half International, Inc.*                         142,000   $   3,308,600
Viad Corp.                                                68,000       1,768,000
Weight Watchers International, Inc.*                      49,000       2,128,560
                                                                   -------------
                                                                      26,729,730
                                                                   -------------

COMMUNICATIONS -- 1.8%
Ciena Corp.*                                              96,000         402,240
L-3 Communications Holdings, Inc.*                        45,000       2,430,000
Nextel Communications, Inc. Cl. A*                       123,000         394,830
Rogers Communications, Inc. Cl. B*                       118,000       1,078,520
                                                                   -------------
                                                                       4,305,590
                                                                   -------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.0%
Perot Systems Corp. Cl. A*                                11,400         124,146
                                                                   -------------

COMPUTER PROGRAMMING SERVICES -- 1.9%
Ceridian Corp.*                                          146,000       2,771,080
Mercury Interactive Corp.*                                42,000         964,320
RealNetworks, Inc.*                                       53,300         216,931
VeriSign, Inc.*                                           76,300         548,597
                                                                   -------------
                                                                       4,500,928
                                                                   -------------

COMPUTERS & INFORMATION -- 1.4%
Jabil Circuit, Inc.*                                      86,000       1,815,460
Lexmark International Group, Inc.*                        30,000       1,632,000
                                                                   -------------
                                                                       3,447,460
                                                                   -------------

DATA PROCESSING & PREPARATION -- 3.7%
Affiliated Computer Services, Inc. Cl. A*                112,000       5,317,760
The BISYS Group, Inc.*                                    61,000       2,031,300
Fiserv, Inc.*                                             36,500       1,339,915
WebMD Corp.*                                              12,800          72,064
                                                                   -------------
                                                                       8,761,039
                                                                   -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 5.4%
AVX Corp.                                                 57,000         930,810
Celestica, Inc.*                                          69,000       1,566,990
Garmin Limited*                                           37,500         826,875
Intersil Corp. Cl. A*                                     42,000         897,960
Kla-Tencor Corp.*                                         27,000       1,187,730
Lattice Semiconductor Corp.*                             135,000       1,179,900
Marvell Technology Group Limited*                          9,000         179,010
Maxim Integrated Products, Inc.*                          40,000       1,533,200
Molex, Inc. Cl. A                                         38,000   $   1,042,340
Novellus Systems, Inc.*                                   25,000         850,000
Sanmina-SCI Corp.*                                        19,000         119,890
Semtech Corp.*                                            46,000       1,228,200
Teleflex, Inc.                                            23,000       1,314,450
                                                                   -------------
                                                                      12,857,355
                                                                   -------------

ENERGY -- 6.9%
BJ Services Co.*                                         104,000       3,523,520
Devon Energy Corp.                                        61,000       3,006,080
Diamond Offshore Drilling, Inc.                           92,000       2,622,000
EOG Resources, Inc.                                       69,000       2,739,300
Ocean Energy, Inc.                                       146,000       3,163,820
XTO Energy, Inc.                                          66,000       1,359,600
                                                                   -------------
                                                                      16,414,320
                                                                   -------------

ENTERTAINMENT & LEISURE -- 0.2%
Brunswick Corp.                                           13,700         383,600
                                                                   -------------

FINANCIAL SERVICES -- 3.2%
Franklin Resources, Inc.                                  66,000       2,814,240
Legg Mason, Inc.                                          21,000       1,036,140
Waddell & Reed Financial, Inc. Cl. A                     161,000       3,690,120
                                                                   -------------
                                                                       7,540,500
                                                                   -------------

FOODS -- 1.3%
Starbucks Corp.*                                          99,000       2,460,150
Sysco Corp.                                               22,000         598,840
                                                                   -------------
                                                                       3,058,990
                                                                   -------------

HEALTHCARE -- 5.1%
DaVita, Inc.*                                             73,000       1,737,400
Health Management Associates, Inc. Cl. A*                 92,000       1,853,800
Human Genome Sciences, Inc.*                              30,000         402,000
Laboratory Corp. of America Holdings*                     67,000       3,058,550
Manor Care, Inc.*                                        118,000       2,714,000
Wellpoint Health Networks, Inc.*                          30,000       2,334,300
                                                                   -------------
                                                                      12,100,050
                                                                   -------------

INDUSTRIAL - DIVERSIFIED -- 2.7%
Danaher Corp.                                             44,000       2,919,400
ITT Industries, Inc.                                      50,000       3,530,000
                                                                   -------------
                                                                       6,449,400
                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

                                       197

                                                     NUMBER OF        MARKET
                                                      SHARES          VALUE
                                                   -------------   -------------
INFORMATION RETRIEVAL SERVICES -- 1.2%
ChoicePoint, Inc.*                                        64,000   $   2,910,080
                                                                   -------------

INSURANCE -- 8.6%
Allmerica Financial Corp.                                 53,000       2,448,600
Anthem, Inc.*                                             54,000       3,643,920
Mercury General Corp.                                     38,000       1,843,000
Nationwide Financial Services, Inc.                       42,000       1,659,000
The PMI Group, Inc.                                       60,000       2,292,000
Principal Financial Group, Inc.*                          61,000       1,891,000
Progressive Corp.                                         34,000       1,966,900
Protective Life Corp.                                     53,000       1,754,300
Radian Group, Inc.                                        61,000       2,979,850
                                                                   -------------
                                                                      20,478,570
                                                                   -------------

INTERNET SOFTWARE -- 0.0%
SmartForce PLC ADR*                                        1,200           4,080
                                                                   -------------

MACHINERY & COMPONENTS -- 3.3%
Cooper Cameron Corp.*                                     38,000       1,839,960
FMC Technologies, Inc.*                                   68,000       1,411,680
Roper Industries, Inc.                                    38,000       1,417,400
Smith International, Inc.*                                46,000       3,136,740
                                                                   -------------
                                                                       7,805,780
                                                                   -------------

MANUFACTURING -- 1.0%
American Standard Companies*                              32,000       2,403,200
                                                                   -------------

MEDICAL SUPPLIES -- 2.1%
Allergan, Inc.                                            19,000       1,268,250
Apogent Technologies, Inc.*                              123,000       2,530,110
Waters Corp.*                                             46,000       1,228,200
                                                                   -------------
                                                                       5,026,560
                                                                   -------------

PHARMACEUTICALS -- 9.9%
Abgenix, Inc.*                                            36,000         352,800
Alkermes, Inc.*                                           67,000       1,072,670
AmerisourceBergen Corp.                                   40,000       3,040,000
Biovail Corp.*                                            26,000         752,960
Cephalon, Inc.*                                           42,000       1,898,400
Gilead Sciences, Inc.*                                    77,000       2,531,760
Idec Pharmaceuticals Corp.*                               38,000       1,347,100
King Pharmaceuticals, Inc.*                               38,000         845,500
Medimmune, Inc.*                                          76,000       2,006,400
Omnicare, Inc.                                           192,000       5,041,920
Protein Design Labs, Inc.*                                36,000         390,960
Sepracor, Inc.*                                           41,000         391,550
Shire Pharmaceuticals Group PLC Sponsored ADR*            47,000       1,213,070
Teva Pharmaceutical Sponsored ADR                         32,000   $   2,136,960
Vertex Pharmaceuticals, Inc.*                             28,000         455,840
                                                                   -------------
                                                                      23,477,890
                                                                   -------------

PREPACKAGED SOFTWARE -- 4.9%
Adobe Systems, Inc.                                       42,000       1,197,000
Brocade Communications Systems, Inc.*                     49,000         856,520
Citrix Systems, Inc.*                                     76,000         459,040
DST Systems, Inc.*                                        38,000       1,736,980
Electronic Arts, Inc.*                                    18,700       1,235,135
Informatica Corp.*                                        47,000         333,230
Internet Security Systems, Inc.*                          49,000         642,880
Intuit, Inc.*                                             34,500       1,715,340
Network Associates, Inc.*                                 67,000       1,291,090
SunGard Data Systems, Inc.*                               47,000       1,244,560
Veritas Software Corp.*                                   49,000         969,710
                                                                   -------------
                                                                      11,681,485
                                                                   -------------

RESTAURANTS -- 0.6%
Outback Steakhouse, Inc.*                                 38,000       1,333,800
                                                                   -------------

RETAIL -- 6.5%
Best Buy Co., Inc.*                                       65,000       2,359,500
BJ's Wholesale Club, Inc.*                                38,000       1,463,000
Dollar Tree Stores, Inc.*                                 95,000       3,743,950
Family Dollar Stores, Inc.                               103,000       3,630,750
MSC Industrial Direct Co. Cl. A*                          31,800         620,100
O'Reilly Automotive, Inc.*                                74,000       2,039,440
TJX Companies, Inc.                                       84,000       1,647,240
                                                                   -------------
                                                                      15,503,980
                                                                   -------------

RETAIL - GROCERY -- 1.6%
Whole Foods Market, Inc.*                                 80,000       3,857,600
                                                                   -------------

RETAIL - INTERNET -- 0.6%
Ticketmaster Cl. B*                                       76,000       1,421,960
                                                                   -------------

TELEPHONE UTILITIES -- 0.3%
Triton PCS Holdings, Inc.Cl. A*                           99,000         386,100
Western Wireless Corp. Cl. A*                            117,500         380,700
                                                                   -------------
                                                                         766,800
                                                                   -------------

TRANSPORTATION -- 0.8%
Expeditors International of Washington, Inc.              48,000       1,591,680
Robinson (C.H.) Worldwide, Inc.                            7,900         264,887
                                                                   -------------
                                                                       1,856,567
                                                                   -------------

TRAVEL -- 0.8%
Sabre Holdings Corp.*                                     53,000   $   1,897,400
                                                                   -------------

TOTAL EQUITIES
(COST $226,308,346)                                                  228,570,612
                                                                   -------------

MUTUAL FUND -- 0.0%
FINANCIAL SERVICES
Reserve Government Portfolio                              67,672          67,672
                                                                   -------------

TOTAL MUTUAL FUND
(COST $67,672)                                                            67,672
                                                                   -------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
SHORT-TERM INVESTMENTS -- 33.2%
CASH EQUIVALENTS -- 28.7%**
American Honda Motor Co., Inc. Bank Note
  1.820% 04/08/2003                                $   1,113,340       1,113,340
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                                    2,487,748       2,487,748
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                    8,838,753       8,838,753
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                    1,151,863       1,151,863
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                                    4,557,296       4,557,296
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                   13,442,317      13,442,317
Fleet National Bank Note
  2.000% 07/03/2002                                      920,908         920,908
Goldman Sachs Bank Note
  2.120% 08/05/2002                                   10,209,551      10,209,551
Merrill Lynch Bank Note
  1.910% 11/26/2002                                    1,487,755       1,487,755
Merrill Lynch Bank Note
  1.920% 04/16/2003                                      743,875         743,875
Merrimac Money
  Market Fund                                         14,585,853      14,585,853
Morgan Stanley Dean Witter & Co.
  2.080% 11/08/2002                                    1,002,352       1,002,352
National City Bank Note
  1.820% 01/23/2003                                    2,070,586       2,070,586

    The accompanying notes are an integral part of the financial statements.

                                       198

                                                     PRINCIPAL        MARKET
                                                      AMOUNT          VALUE
                                                   -------------   -------------
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                $   3,719,376   $   3,719,376
US Bank Note
  1.800% 11/06/2002                                    1,859,688       1,859,688
                                                                   -------------
                                                                      68,191,261
                                                                   -------------

REPURCHASE AGREEMENT -- 4.5%
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002 (a)                                  10,629,334      10,629,334
                                                                   -------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                   78,820,595
                                                                   -------------

TOTAL INVESTMENTS -- 129.3%
(COST $305,196,613)***                                               307,458,879

OTHER ASSETS/(LIABILITIES) -- (29.3%)                                (69,749,758)
                                                                   -------------

NET ASSETS -- 100.0%                                               $ 237,709,121
                                                                   =============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (Note 2).
 *** Aggregate cost for Federal tax purposes.
     (Note 7).
 (a) Maturity value of $10,630,246. Collateralized by U.S. Government Agency obligation with a rate of 2.794%, maturity date of 11/25/2022, and aggregate market value, including accrued interest of $11,165,330.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL MID CAP GROWTH EQUITY II FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                           JUNE 30, 2002
                                                                            (UNAUDITED)
                                                                          ---------------
ASSETS:
        Investments, at value (cost $226,376,018) (NOTE 2)                $   228,638,284
        Short-term investments, at amortized cost (NOTE 2)                     78,820,595
                                                                          ---------------
            Total Investments (including securities on loan with market
              values of $65,504,763)                                          307,458,879
        Receivables from:
            Investments sold                                                    1,425,435
            Interest and dividends                                                 64,101
            Foreign taxes withheld                                                     80
                                                                          ---------------
                 Total assets                                                 308,948,495
                                                                          ---------------

LIABILITIES:
        Payables for:
            Investments purchased                                               2,831,154
            Securities on loan (NOTE 2)                                        68,191,261
            Directors' fees and expenses (NOTE 3)                                   3,426
            Affiliates (NOTE 3):
                 Investment management fees                                       142,361
                 Administration fees                                               45,530
                 Service fees                                                      15,469
        Accrued expense and other liabilities                                      10,173
                                                                          ---------------
                 Total liabilities                                             71,239,374
                                                                          ---------------
        NET ASSETS                                                        $   237,709,121
                                                                          ===============

NET ASSETS CONSIST OF:
        Paid-in capital                                                   $   258,905,101
        Accumulated net investment loss                                          (835,738)
        Accumulated net realized loss on investments                          (22,622,508)
        Net unrealized appreciation on investments                              2,262,266
                                                                          ---------------
                                                                          $   237,709,121
                                                                          ===============

NET ASSETS:
        Class A                                                           $    25,749,539
                                                                          ===============
        Class L                                                           $   127,710,898
                                                                          ===============
        Class Y                                                           $     1,697,648
                                                                          ===============
        Class S                                                           $    82,551,036
                                                                          ===============

SHARES OUTSTANDING:
        Class A                                                                 2,789,129
                                                                          ===============
        Class L                                                                13,758,871
                                                                          ===============
        Class Y                                                                   182,252
                                                                          ===============
        Class S                                                                 8,849,741
                                                                          ===============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                           $          9.23
                                                                          ===============
        Class L                                                           $          9.28
                                                                          ===============
        Class Y                                                           $          9.31
                                                                          ===============
        Class S                                                           $          9.33
                                                                          ===============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                              SIX MONTHS ENDED
                                                                               JUNE 30, 2002
                                                                                (UNAUDITED)
                                                                              ----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $1,560)                          $        267,332
        Interest (including securities lending income of $46,510)                      136,192
                                                                              ----------------
                Total investment income                                                403,524
                                                                              ----------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                            906,809
        Custody fees                                                                    17,129
        Audit and legal fees                                                             6,044
        Shareholder reporting fees                                                       5,899
        Directors' fees (NOTE 3)                                                         2,540
                                                                              ----------------
                                                                                       938,421
        Administration fees (NOTE 3):
            Class A                                                                     33,179
            Class L                                                                    215,873
            Class Y                                                                      1,081
            Class S                                                                     36,726
        Service fees (NOTE 3):
            Class A                                                                     25,570
                                                                              ----------------
                Total expenses                                                       1,250,850
        Expenses waived (NOTE 3)                                                        (9,074)
                                                                              ----------------
        Less reductions (NOTE 3)                                                        (4,549)
                                                                              ----------------
                Net expenses                                                         1,237,227
                                                                              ----------------
                NET INVESTMENT LOSS                                                   (833,703)
                                                                              ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                  (673,143)
        Net change in unrealized appreciation (depreciation) on investments        (26,002,584)
                                                                              ----------------
                NET REALIZED AND UNREALIZED LOSS                                   (26,675,727)
                                                                              ----------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $    (27,509,430)
                                                                              ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2002          YEAR ENDED
                                                                                   (UNAUDITED)        DECEMBER 31, 2001
                                                                               ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                    $         (833,703)   $       (1,061,399)
        Net realized loss on investment transactions                                     (673,143)          (17,358,922)
        Net change in unrealized appreciation (depreciation) on investments           (26,002,584)           16,946,542
                                                                               ------------------    ------------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      (27,509,430)           (1,473,779)
                                                                               ------------------    ------------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                        14,319,159            10,718,220
        Class L                                                                         6,514,227             9,674,740
        Class Y                                                                         1,246,900               326,303
        Class S                                                                         3,276,692               364,150
                                                                               ------------------    ------------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                    25,356,978            21,083,413
                                                                               ------------------    ------------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (2,152,452)           19,609,634

NET ASSETS:
        Beginning of period                                                           239,861,573           220,251,939
                                                                               ------------------    ------------------
        End of period (including accumulated net investment loss of $835,738
           and $2,035, respectively)                                           $      237,709,121    $      239,861,573
                                                                               ==================    ==================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      CLASS A
                                                                      -------
                                                 SIX MONTHS ENDED
                                                      6/30/02        YEAR ENDED      PERIOD ENDED
                                                    (UNAUDITED)       12/31/01        12/31/00+
                                                 ----------------    ----------      -------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                        $     10.33       $   10.48        $   10.00
                                                   -----------       ---------        ---------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                                    (0.05)***       (0.09)***        (0.02)***
  Net realized and unrealized gain
    (loss) on investments                                (1.05)          (0.06)            0.50
                                                   -----------       ---------        ---------
      Total income (loss) from
        investment operations                            (1.10)          (0.15)            0.48
                                                   -----------       ---------        ---------
NET ASSET VALUE, END OF PERIOD                     $      9.23       $   10.33        $   10.48
                                                   ===========       =========        =========
TOTAL RETURN@                                           (10.65)%**       (1.43)%           4.80%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                $    25,750       $  14,113        $   2,861
  Ratio of expenses to average daily
    net assets:
    Before expense waiver                                 1.35%*          1.35%            1.37%*
    After expense waiver#                                 1.34%*(a)       1.35%             N/A
  Net investment loss to average
    daily net assets                                     (1.01)%*        (0.89)%          (0.40)%*
  Portfolio turnover rate                                   25%**          49%              37%**

                                                                        CLASS L
                                                                        -------
                                                 SIX MONTHS ENDED
                                                      6/30/02          YEAR ENDED       PERIOD ENDED
                                                    (UNAUDITED)         12/31/01         12/31/00+
                                                 ----------------    --------------   ---------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                         $   10.37          $   10.50        $   10.00
                                                    ---------          ---------        ---------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss                                   (0.04)***          (0.06)***        (0.02)***
  Net realized and unrealized gain
    (loss) on investments                               (1.05)             (0.07)            0.52
                                                    ---------          ---------        ---------
      Total income (loss) from
        investment operations                           (1.09)             (0.13)            0.50
                                                    ---------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                      $    9.28          $   10.37        $   10.50
                                                    =========          =========        =========
TOTAL RETURN@                                          (10.51)%**          (1.24)%           5.00%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                 $ 127,711          $ 136,206        $ 126,876
  Ratio of expenses to average daily
    net assets:
    Before expense waiver                                1.10%*             1.10%            1.12%*
    After expense waiver#                                1.09%*(a)          1.10%             N/A
  Net investment loss to average
    daily net assets                                    (0.76)%*           (0.59)%          (0.25)%*
  Portfolio turnover rate                                  25%**              49%              37%**

                                                                          CLASS Y
                                                                          -------
                                                 SIX MONTHS ENDED
                                                      6/30/02          YEAR ENDED       PERIOD ENDED
                                                    (UNAUDITED)         12/31/01         12/31/00+
                                                 ----------------    --------------   ---------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                        $     10.40        $     10.51       $    10.00
                                                   -----------        -----------       ----------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment loss                                    (0.03)***          (0.05)***        (0.00)++***
  Net realized and unrealized gain
    (loss) on investments                                (1.06)             (0.06)            0.51
                                                   -----------        -----------       ----------
      Total income (loss) from
        investment operations                            (1.09)             (0.11)            0.51
                                                   -----------        -----------       ----------
NET ASSET VALUE, END OF PERIOD                     $      9.31        $     10.40       $    10.51
                                                   ===========        ===========       ==========
TOTAL RETURN@                                           (10.48)%**          (1.05)%           5.10%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                $     1,698        $       622       $      267
  Ratio of expenses to average
    daily net assets:
    Before expense waiver                                 0.95%*             0.95%            0.97%*
    After expense waiver#                                 0.94%*(a)          0.95%             N/A
  Net investment loss
    to average daily net assets                          (0.61)%*           (0.48)%          (0.07)%*
  Portfolio turnover rate                                   25%**              49%              37%**

                                                                       CLASS S
                                                                       -------
                                                 SIX MONTHS ENDED
                                                      6/30/02          YEAR ENDED       PERIOD ENDED
                                                    (UNAUDITED)         12/31/01         12/31/00+
                                                 ----------------    --------------   ---------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                        $     10.41        $     10.51       $    10.00
                                                   ------------       ------------      ----------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment loss                                    (0.03)***          (0.03)***        (0.00)++***
  Net realized and unrealized gain
    (loss) on investments                                (1.05)             (0.07)            0.51
                                                   ------------       ------------      ----------
      Total income (loss) from
        investment operations                            (1.08)             (0.10)            0.51
                                                   ------------       ------------      ----------
NET ASSET VALUE, END OF PERIOD                     $      9.33        $     10.41       $    10.51
                                                   ============       ============      ==========
TOTAL RETURN@                                           (10.37)%**          (0.95)%           5.10%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                $    82,551        $    88,921       $   90,248
  Ratio of expenses to average
    daily net assets:
    Before expense waiver                                 0.86%*             0.86%            0.88%*
    After expense waiver#                                 0.85%*(a)          0.86%             N/A
  Net investment loss
    to average daily net assets                          (0.52)%*           (0.34)%          (0.01)%*
  Portfolio turnover rate                                   25%**              49%              37%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM JUNE 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  ++   NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES FOR THE PERIOD MAY 1, 2001 THROUGH DECMEBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
  @    EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE
       SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL SMALL CAP GROWTH EQUITY FUND?

The objectives and policies of the Fund are to:
-  achieve long-term capital appreciation
- invest primarily in a diversified portfolio of equity securities of smaller companies consistent with market capitalizations of companies in the Russell 2000 Index or the S&P SmallCap 600 Index
-  utilize a growth-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   -  offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned -15.35%, trailing the -4.70% return of the Russell 2000 Index, an unmanaged index of 2000 small-capitalization common stocks and the 0.00% return of the S&P SmallCap 600 Index. However, the Fund finished ahead of the -17.35% return of the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A negative second quarter hurt returns for the Fund and the growth universe in general. Valuations on many growth stocks had been stretched following the rally in the fourth quarter of 2001, which was driven primarily by investors' anticipation of a prompt rebound in the economy and share prices during 2002. However, it became clear in the second quarter that the recovery was proceeding much more slowly than anticipated, and in particular that capital spending by businesses for technology products and services was still depressed. This realization caused many technology companies to lower their earnings guidance for the remainder of 2002.

Additionally, a series of accounting scandals, the latest of which involved $3.8 billion of improperly booked expenses at long-distance giant WorldCom, undermined investors' overall confidence in corporate management. Other negative influences included a sharply lower U.S. dollar and escalating tension in the Middle East. The combined effect of these events drove most of the popular stock indexes to their lowest levels since September 2001.

HOW DID THE ACCOUNTING SCANDALS AFFECT THE WAY YOU MANAGE THE FUND?

First of all, it's useful to realize that the allegations of questionable accounting tactics were limited mainly to large, complex conglomerates, such as Tyco International, and also a number of companies in the telecommunications and power utility industries because of the huge amounts of debt required to fund those businesses. While there are no foolproof ways to offer protection against fraud, we have always done a lot of cross-checking to try to verify the numbers that companies give us, and we will redouble those efforts going forward. In addition, given the market's aversion to even a hint of accounting impropriety, we favored companies with strong balance sheets that use debt responsibly and can fund their own growth to a considerable extent.

WHAT WERE SOME FACTORS THAT HELPED OR HURT THE FUND?

Being underweighted in pharmaceuticals was one factor that helped the Fund's returns. Many pharmaceutical stocks suffered because of meager product pipelines and expiring patents on existing products. We believe that in order for these companies to rejuvenate their pipelines, they will have to increase spending for the kind of instrumentation and equipment produced by holdings such as Gene Logic, Affymetrix and Perkinelmer. In the case of Perkinelmer, we also liked the stock because the company was selling off non-core businesses in defense and optical electronics, and reducing debt. Additionally, Perkinelmer is a NYSE-listed stock paying a generous dividend. Toward the end of the period, we also increased our holdings of promising drug developers such as Abgenix, Incyte Genomics, and Sicor. Although we liked the prospects for these stocks, they continued to struggle during the period. Other detractors included Catalina Marketing, Peregrine Systems, Edison Schools and Citrix Systems.

Holdings that helped performance included American Italian Pasta, a mainstay for the Fund during much of the bear market in technology stocks. Performance Food Group, a distributor of private label food products, was another holding that held up relatively well. Triad Hospitals and Humana exemplified the relative strength in the services segment of health care.

WHAT IS YOUR OUTLOOK?

We believe that the negative excesses spawned by the recent accounting scandals and the concerns about disappointing earnings growth have nearly run their course for the time being. From where we sit, valuations appear compelling for many stocks. Going forward, we look for an environment where more stocks will rise or fall on their own merits rather than on considerations affecting the overall market. The companies that will be rewarded should be those that have relatively predictable earnings and established growth patterns. Small companies with uncertain prospects and those that are top-heavy with debt will likely be penalized. We welcome this environment because we are confident that in a world where stock selection is rewarded, we have the resources to claim our fair share of those rewards.

                                        MASSMUTUAL SMALL CAP GROWTH EQUITY FUND
                                           LARGEST STOCK HOLDINGS (6/30/02)

                                         American Italian Pasta Co. Cl. A
                                         Gentex Corp.
                                         Gene Logic, Inc.
                                         Visx, Inc.
                                         Omnicare, Inc.
                                         Take-Two Interactive Software, Inc.
                                         Financial Federal Corp.
                                         Newfield Exploration Co.
                                         Acxiom Corp.
                                         Checkfree Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Small Cap Growth Equity Fund Class S, Class A, Class Y, Class L and the Russell 2000 Index

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND
TOTAL RETURN

                                                              SINCE INCEPTION
                 YEAR TO DATE             ONE YEAR             AVERAGE ANNUAL
               1/1/02 - 6/30/02      7/1/01 - 6/30/02        5/3/99 - 6/30/02
Class S            -15.35%                -21.78%                 1.44%
Class A            -15.61%                -22.27%                 0.90%
Class Y            -15.48%                -21.97%                 1.28%
Class L            -15.44%                -22.02%                 1.16%
-------------------------------------------------------------------------------

Russell 2000
Index               -4.70%                 -8.60%                 3.48%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

             CLASS S       CLASS A       CLASS Y       CLASS L      RUSSELL 2000 INDEX
5/3/99       $10,000       $10,000       $10,000       $10,000          $10,000
  6/99       $10,930       $10,930       $10,930       $10,930          $10,605
  6/00       $17,092       $16,992       $17,062       $17,036          $12,124
  6/01       $13,377       $13,236       $13,340       $13,301          $12,193
  6/02       $10,463       $10,289       $10,410       $10,372          $11,145

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
EQUITIES -- 84.6%

ADVERTISING -- 2.4%
Catalina Marketing Corp.*                              120,000    $   3,386,400
Getty Images, Inc.*                                    148,100        3,224,137
                                                                  -------------
                                                                      6,610,537
                                                                  -------------

APPAREL, TEXTILES & SHOES -- 0.8%
AnnTaylor Stores Corp.*                                 24,637          625,533
Pacific Sunwear of
  California, Inc.*                                     74,500        1,651,665
                                                                  -------------
                                                                      2,277,198
                                                                  -------------

AUTOMOTIVE & PARTS -- 1.2%
BorgWarner, Inc.                                        20,000        1,155,200
Navistar International Corp.                            28,200          902,400
Visteon Corp.                                           87,100        1,236,820
                                                                  -------------
                                                                      3,294,420
                                                                  -------------

BANKING, SAVINGS & LOANS -- 1.7%
Financial Federal Corp.*                               117,700        3,895,870
Providian Financial Corp.                              137,900          810,852
                                                                  -------------
                                                                      4,706,722
                                                                  -------------

BROADCASTING, PUBLISHING & PRINTING -- 1.8%
McClatchy Newspapers, Inc.                              14,200          912,350
Pegasus
  Communications Corp.*                                  4,500            3,285
Playboy Enterprises,
  Inc. Cl. B*                                          131,700        1,679,175
Radio One, Inc. Cl. D*                                  58,500          869,895
Sinclair Broadcast Group,
  Inc. Cl. A*                                           94,400        1,363,042
                                                                  -------------
                                                                      4,827,747
                                                                  -------------

BUILDING MATERIALS & CONSTRUCTION -- 0.6%
Granite Construction, Inc.                              68,300        1,727,990
                                                                  -------------
CHEMICALS -- 2.3%
Cytec Industries, Inc.*                                 39,000        1,226,160
IMC Global, Inc.                                       103,900        1,298,750
Minerals Technologies, Inc.                             27,800        1,371,096
OM Group, Inc.                                          37,000        2,294,000
                                                                  -------------
                                                                      6,190,006
                                                                  -------------

COMMERCIAL SERVICES -- 8.8%
Affymetrix, Inc.*                                      145,239        3,484,284
The Corporate Executive
  Board Co.*                                            72,800        2,493,400
Exelixis, Inc.*                                         86,900          654,357
Gene Logic, Inc.*                                      345,700        4,839,800
Incyte
  Pharmaceuticals, Inc.*                               144,400        1,049,788
ITT Educational
  Services, Inc.*                                      149,400    $   3,256,920
Maximus, Inc.*                                          89,200        2,827,640
MemberWorks, Inc.*                                     100,700        1,865,971
PerkinElmer, Inc.                                      186,182        2,057,311
TeleTech Holdings, Inc.*                               142,300        1,357,542
                                                                  -------------
                                                                     23,887,013
                                                                  -------------

COMMUNICATIONS -- 2.8%
Advanced Fibre
  Communications, Inc.*                                210,500        3,481,670
Openwave Systems, Inc.*                                188,800        1,059,168
Sycamore Networks, Inc.*                               329,600        1,272,256
Tekelec*                                               225,100        1,807,553
                                                                  -------------
                                                                      7,620,647
                                                                  -------------

COMPUTER & DATA PROCESSING SERVICES -- 1.2%
Anteon International Corp.*                            128,500        3,248,480
                                                                  -------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.8%
3Com Corp.*                                            310,000        1,364,000
Digital Insight Corp.*                                 172,200        2,832,690
Eclipsys Corp.*                                         83,285          546,266
                                                                  -------------
                                                                      4,742,956
                                                                  -------------
COMPUTER PROGRAMMING SERVICES -- 0.0%
Macromedia, Inc.*                                       12,400          109,988
                                                                  -------------

COMPUTER RELATED SERVICES -- 3.1%
Acxiom Corp.*                                          210,900        3,688,641
Checkfree Corp.*                                       228,399        3,572,160
Ingram Micro, Inc. Cl. A*                               91,200        1,254,000
                                                                  -------------
                                                                      8,514,801
                                                                  -------------

COMPUTERS & INFORMATION -- 1.7%
Maxtor Corp.*                                          371,000        1,676,920
Palm, Inc.*                                            361,300          635,888
Symbol Technologies, Inc.                              148,500        1,262,250
Western Digital Corp.*                                 275,100          894,075
                                                                  -------------
                                                                      4,469,133
                                                                  -------------

DATA PROCESSING & PREPARATION -- 1.4%
Factset Research
  Systems, Inc.                                         83,100        2,473,887
Probusiness Services, Inc.*                             41,500          604,613
The TriZetto Group, Inc.*                               70,200          600,210
                                                                  -------------
                                                                      3,678,710
                                                                  -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 7.1%
Actel Corp.*                                            41,800          878,636
ATMI, Inc.*                                             38,900          870,193
August Technology Corp.*                                88,885          879,073
Credence Systems Corp.*                                 67,300        1,195,921
Cree, Inc.*                                            115,600    $   1,529,388
DSP Group, Inc.*                                        48,600          952,560
Fairchild Semiconductor
  International, Inc. Cl. A*                            42,300        1,027,890
Gentex Corp.*                                          179,540        4,931,964
Merix Corp.*                                            55,800          478,764
Oak Technology, Inc.*                                   70,000          317,100
Planar Systems, Inc.*                                   40,500          779,625
Silicon Storage
  Technology, Inc.*                                    131,900        1,028,820
Visx, Inc.*                                            393,400        4,288,060
                                                                  -------------
                                                                     19,157,994
                                                                  -------------

ENERGY -- 3.6%
Grey Wolf, Inc.*                                       386,300        1,579,967
Helmerich & Payne, Inc.                                 32,100        1,146,612
Newfield Exploration Co.*                              100,600        3,739,302
Sunoco, Inc.                                            44,300        1,578,409
TETRA Technologies, Inc.*                               61,500        1,632,825
                                                                  -------------
                                                                      9,677,115
                                                                  -------------

ENTERTAINMENT & LEISURE -- 3.5%
AMC Entertainment, Inc.*                               108,300        1,537,860
Blockbuster, Inc. Cl. A                                 52,100        1,401,490
Callaway Golf Co.                                      136,800        2,166,912
Churchill Downs, Inc.                                   31,400        1,266,362
Hollywood Media Corp.*                                 352,000          700,480
JAKKS Pacific, Inc.*                                    48,800          864,248
Six Flags, Inc.*                                       103,900        1,501,355
                                                                  -------------
                                                                      9,438,707
                                                                  -------------

FINANCIAL SERVICES -- 2.0%
America First Mortgage
  Investments, Inc.                                    122,600        1,207,610
E*TRADE Group, Inc.*                                   229,200        1,251,432
Investment Technology
  Group, Inc.*                                          31,100        1,016,970
Medallion Financial Corp.                              146,000          770,880
Van der Moolen Holding
  NV ADR                                                52,800        1,098,240
                                                                  -------------
                                                                      5,345,132
                                                                  -------------

FOODS -- 2.1%
American Italian Pasta
  Co. Cl. A*                                           113,500        5,787,365
                                                                  -------------

FOREST PRODUCTS & PAPER -- 0.6%
Bowater, Inc.                                           30,800        1,674,596
                                                                  -------------

HEALTHCARE -- 8.1%
Allscripts Healthcare
  Solutions, Inc.*                                     181,100          677,314

    The accompanying notes are an integral part of the financial statements.

                                       206

                                                    NUMBER OF         MARKET
                                                     SHARES           VALUE
                                                  ------------    -------------
American Healthways, Inc.*                             174,300    $   3,102,540
AmSurg Corp.*                                           76,900        2,019,394
Apria Healthcare
  Group, Inc.*                                         137,550        3,081,120
Caremark Rx, Inc.*                                     124,600        2,055,900
Coventry Health Care, Inc.*                             36,000        1,023,120
Humana, Inc.*                                          104,200        1,628,646
Impath, Inc.*                                          140,400        2,520,180
Kindred Healthcare, Inc.*                               28,800        1,280,736
Lifepoint Hospitals, Inc.*                              37,725        1,369,795
Matria Healthcare, Inc.*                                54,900          451,278
Triad Hospitals, Inc.*                                  61,700        2,614,846
                                                                  -------------
                                                                     21,824,869
                                                                  -------------

HOME CONSTRUCTION, FURNISHINGS
  & APPLIANCES -- 0.2%
Furniture Brands
  International, Inc.*                                  19,650          594,412
                                                                  -------------

INSURANCE -- 0.4%
Gallagher (Arthur J.) & Co.                             33,800        1,171,170
                                                                  -------------

INTERNET SOFTWARE -- 0.3%
Vignette Corp.*                                        358,300          705,851
                                                                  -------------

LODGING -- 1.1%
Intrawest Corp.                                         92,800        1,575,744
Vail Resorts, Inc.*                                     86,000        1,470,600
                                                                  -------------
                                                                      3,046,344
                                                                  -------------

MACHINERY & COMPONENTS -- 1.0%
Agco Corp.*                                             78,600        1,532,700
Kennametal, Inc.                                        31,900        1,167,540
                                                                  -------------
                                                                      2,700,240
                                                                  -------------

MANUFACTURING -- 0.9%
Lam Research Corp.*                                    137,600        2,474,048
                                                                  -------------

MEDICAL SUPPLIES -- 4.7%
Cambrex Corp.                                           28,300        1,134,830
Cholestech Corp.*                                       84,500          891,475
CONMED Corp.*                                           50,400        1,125,432
Intermagnetics
  General Corp.*                                       125,700        2,539,140
Kensey Nash Corp.*                                      68,600        1,111,320
MedSource
  Technologies, Inc.*                                   96,900        1,187,025
PSS World Medical, Inc.*                               160,700        1,301,670
Sequenom, Inc.*                                        193,500          683,055
Urologix, Inc.*                                        212,800        2,721,712
                                                                  -------------
                                                                     12,695,659
                                                                  -------------

METALS & MINING -- 0.4%
Precision Castparts Corp.                               29,900          986,700
                                                                  -------------
PHARMACEUTICALS -- 3.5%
Abgenix, Inc.*                                          70,000    $     686,000
CV Therapeutics, Inc.*                                  27,000          502,740
Omnicare, Inc.                                         153,600        4,033,536
Sangstat Medical Corp.*                                 71,200        1,636,176
Serologicals Corp.*                                     58,300        1,066,307
SICOR, Inc.*                                            83,200        1,542,528
                                                                  -------------
                                                                      9,467,287
                                                                  -------------

PREPACKAGED SOFTWARE -- 5.9%
Actuate Software Corp.*                                209,500          942,750
Cerner Corp.*                                           55,600        2,659,348
Citrix Systems, Inc.*                                  190,600        1,151,224
Dendrite International, Inc.*                          195,700        1,892,419
EPIQ Systems, Inc.*                                    104,200        1,773,484
Hyperion Solutions Corp.*                               67,900        1,238,313
Precise Software Solutions
  Limited*                                              43,100          411,605
Sanchez Computer
  Associates, Inc.*                                    136,500          608,790
Take-Two Interactive
  Software, Inc.*                                      193,500        3,984,165
Tripos, Inc.*                                           33,700          734,660
Verity, Inc.*                                           59,300          657,637
                                                                  -------------
                                                                     16,054,395
                                                                  -------------

REAL ESTATE -- 0.6%
Host Marriott Corp.                                    142,300        1,607,990
                                                                  -------------

RETAIL -- 4.5%
Borders Group, Inc.*                                    92,000        1,692,800
Foot Locker, Inc.*                                      94,800        1,369,860
MSC Industrial Direct Co.
  Cl. A*                                               176,100        3,433,950
O'Reilly Automotive, Inc.*                             117,600        3,241,056
Pier 1 Imports, Inc.                                    58,100        1,220,100
Ultimate Electronics, Inc.*                             52,100        1,349,911
                                                                  -------------
                                                                     12,307,677
                                                                  -------------

TELEPHONE UTILITIES -- 0.3%
Nextel Partners, Inc. Cl. A*                           276,500          832,265
                                                                  -------------

TRANSPORTATION -- 2.2%
CNF, Inc.                                               40,400        1,534,392
EGL, Inc.*                                             108,300        1,836,768
Kansas City Southern
  Industries,Inc.*                                     151,600        2,577,200
                                                                  -------------
                                                                      5,948,360
                                                                  -------------

TOTAL EQUITIES
(Cost $257,596,316)                                                 229,404,524
                                                                  -------------

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                  ------------    -------------
SHORT-TERM INVESTMENTS -- 29.1%
CASH EQUIVALENTS -- 19.6%**
American Honda Motor Co.,
  Inc. Bank Note
  1.820% 04/08/2003                               $    873,012    $     873,012
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                                  1,164,016        1,164,016
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                  8,820,083        8,820,083
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                  1,455,021        1,455,021
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                                  5,410,042        5,410,042
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                  7,857,113        7,857,113
Fleet National Bank Note
  2.000% 07/03/2002                                  3,243,814        3,243,814
Goldman Sachs Bank Note
  2.120% 08/05/2002                                  5,184,989        5,184,989
Merrill Lynch Bank Note
  1.910% 11/26/2002                                  1,164,016        1,164,016
Merrill Lynch Bank Note
  1.920% 04/16/2003                                    582,008          582,008
Merrimac Money
  Market Fund                                       10,905,659       10,905,659
Morgan Stanley Dean
  Witter & Co.
  2.080% 11/08/2002                                    873,012          873,012
National City Bank Note
  1.820% 01/23/2003                                  1,455,021        1,455,021
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                  2,910,042        2,910,042
US Bank Note
  1.800% 11/06/2002                                  1,455,021        1,455,021
                                                                  -------------
                                                                     53,352,869
                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       207

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                  ------------    -------------
REPURCHASE AGREEMENT -- 9.5%
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002(a)                               $ 25,686,834    $  25,686,834
                                                                  -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                  79,039,703
                                                                  -------------

TOTAL INVESTMENTS -- 113.7%
(COST $336,636,019)***                                              308,444,227

OTHER ASSETS/
(LIABILITIES) -- (13.7%)                                            (37,159,967)
                                                                  -------------
NET ASSETS -- 100.0%                                              $ 271,284,260
                                                                  =============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $25,689,039. Collateralized by U.S. Government Agency obligations with rates of 5.571%-5.625%, maturity dates of 03/01/2029-11/01/2031, and aggregate market value, including accrued interest, of $26,971,175.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL CAP GROWTH EQUITY FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                     JUNE 30, 2002
                                                                                                      (UNAUDITED)
                                                                                                   ----------------
ASSETS:
        Investments, at value (cost $257,596,316) (NOTE 2)                                         $    229,404,524
        Short-term investments, at amortized cost (NOTE 2)                                               79,039,703
                                                                                                   ----------------
            Total Investments (including securities on loan with market values of $50,863,210)          308,444,227
        Cash                                                                                             16,368,321
        Receivables from:
            Investments sold                                                                                388,855
            Interest and dividends                                                                           81,812
                                                                                                   ----------------
                 Total assets                                                                           325,283,215
                                                                                                   ----------------

LIABILITIES:
        Payables for:
            Investments purchased                                                                           380,392
            Securities on loan (NOTE 2)                                                                  53,352,869
            Directors' fees and expenses (NOTE 3)                                                             4,175
            Affiliates (NOTE 3):
                 Investment management fees                                                                 175,117
                 Administration fees                                                                         49,262
                 Service fees                                                                                25,173
        Accrued expense and other liabilities                                                                11,967
                                                                                                   ----------------
                 Total liabilities                                                                       53,998,955
                                                                                                   ----------------
        NET ASSETS                                                                                 $    271,284,260
                                                                                                   ================

NET ASSETS CONSIST OF:
        Paid-in capital                                                                            $    374,075,785
        Accumulated net investment loss                                                                    (943,508)
        Accumulated net realized loss on investments                                                    (73,656,225)
        Net unrealized depreciation on investments                                                      (28,191,792)
                                                                                                   ----------------
                                                                                                   $    271,284,260
                                                                                                   ================

NET ASSETS:
        Class A                                                                                    $     37,451,647
                                                                                                   ================
        Class L                                                                                    $     48,595,645
                                                                                                   ================
        Class Y                                                                                    $     42,024,375
                                                                                                   ================
        Class S                                                                                    $    143,212,593
                                                                                                   ================

SHARES OUTSTANDING:
        Class A                                                                                           3,764,316
                                                                                                   ================
        Class L                                                                                           4,851,763
                                                                                                   ================
        Class Y                                                                                           4,179,550
                                                                                                   ================
        Class S                                                                                          14,198,294
                                                                                                   ================

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class A                                                                                    $           9.95
                                                                                                   ================
        Class L                                                                                    $          10.02
                                                                                                   ================
        Class Y                                                                                    $          10.05
                                                                                                   ================
        Class S                                                                                    $          10.09
                                                                                                   ================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                               SIX MONTHS ENDED
                                                                                                JUNE 30, 2002
                                                                                                 (UNAUDITED)
                                                                                               ----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $4,277)                                           $        320,467
        Interest (including securities lending income of $51,476)                                       293,345
                                                                                               ----------------
                 Total investment income                                                                613,812
                                                                                               ----------------

EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                                           1,167,000
        Custody fees                                                                                     26,687
        Audit and legal fees                                                                              6,808
        Shareholder reporting fees                                                                        6,181
        Directors' fees (NOTE 3)                                                                          2,975
                                                                                               ----------------
                                                                                                      1,209,651
        Administration fees (NOTE 3):
            Class A                                                                                      74,545
            Class L                                                                                      96,869
            Class Y                                                                                      62,527
            Class S                                                                                      89,265
        Service fees (NOTE 3):
            Class A                                                                                      45,733
                                                                                               ----------------
                 Total expenses                                                                       1,578,590
        Expenses waived (NOTE 3)                                                                        (17,825)
        Less reductions (NOTE 3)                                                                         (5,985)
                                                                                               ----------------
                 Net expenses                                                                         1,554,780
                                                                                               ----------------
                 NET INVESTMENT INCOME                                                                 (940,968)
                                                                                               ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                                (13,948,180)
        Net change in unrealized appreciation (depreciation) on investments                         (33,217,353)
                                                                                               ----------------
                 NET REALIZED AND UNREALIZED LOSS                                                   (47,165,533)
                                                                                               ----------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $    (48,106,501)
                                                                                               ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS ENDED
                                                                                      JUNE 30, 2002           YEAR ENDED
                                                                                       (UNAUDITED)         DECEMBER 31, 2001
                                                                                    ----------------       -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                         $       (940,968)      $       (529,327)
        Net realized loss on investment transactions                                     (13,948,180)           (55,089,916)
        Net change in unrealized appreciation (depreciation) on investments              (33,217,353)            26,408,577
                                                                                    ----------------       ----------------
           NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          (48,106,501)           (29,210,666)
                                                                                    ----------------       ----------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                           11,889,940             17,925,787
        Class L                                                                           12,967,362             26,047,180
        Class Y                                                                            4,850,015             15,320,863
        Class S                                                                           12,425,423             27,089,402
                                                                                    ----------------       ----------------
           INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                        42,132,740             86,383,232
                                                                                    ----------------       ----------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (5,973,761)            57,172,566

NET ASSETS:
        Beginning of period                                                              277,258,021            220,085,455
                                                                                    ----------------       ----------------
        End of period (including accumulated net investment loss of
           $943,508 and $2,540, respectively)                                       $    271,284,260       $    277,258,021
                                                                                    ================       ================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          CLASS A
                                                                                          -------
                                                        SIX MONTHS ENDED
                                                             6/30/02          YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                                           (UNAUDITED)         12/31/01           12/31/00          12/31/99+
                                                        ----------------      ----------        -----------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    11.79         $    13.37        $     15.86         $    10.00
                                                           ----------         ----------        -----------         ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                           (0.06)***          (0.08)***          (0.04)***          (0.03)***
  Net realized and unrealized gain (loss) on
    investments                                                 (1.78)             (1.50)             (2.08)              6.06
                                                           ----------         ----------        -----------         ----------
       Total income (loss) from investment operations           (1.84)             (1.58)             (2.12)              6.03
                                                           ----------         ----------        -----------         ----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -                  -              (0.00)****             -
  Tax return of capital                                             -                  -              (0.00)****             -
  From net realized gains                                           -                  -              (0.37)             (0.17)
                                                           ----------         ----------        -----------         ----------
       Total distributions                                          -                  -              (0.37)             (0.17)
                                                           ----------         ----------        -----------         ----------
NET ASSET VALUE, END OF PERIOD                             $     9.95         $    11.79        $     13.37         $    15.86
                                                           ==========         ==========        ===========         ==========
TOTAL RETURN@                                                  (15.61)%**         (11.82)%           (13.82)%            60.42%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $   37,452         $   32,095        $    15,854         $    1,742
  Ratio of expenses to average daily net assets:
       Before expense waiver                                     1.51%*             1.51%              1.53%              1.79%*
       After expense waiver#                                     1.49%*(a)          1.49%              1.50%               N/A
  Net investment loss to average daily net assets               (1.06)%*           (0.67)%            (0.28)%            (0.39)%*
  Portfolio turnover rate                                          31%**             114%                97%                68%**

                                                                                          CLASS L
                                                                                          -------
                                                        SIX MONTHS ENDED
                                                             6/30/02          YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                                           (UNAUDITED)         12/31/01           12/31/00          12/31/99+
                                                        ----------------      ----------        -----------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    11.85         $    13.41        $     15.88         $    10.00
                                                           ----------         ----------        -----------         ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                           (0.04)***          (0.05)***          (0.01)***          (0.01)***
  Net realized and unrealized gain (loss) on
    investments                                                 (1.79)             (1.51)             (2.08)              6.06
                                                           ----------         ----------        -----------         ----------
       Total income (loss) from investment operations           (1.83)             (1.56)             (2.09)              6.05
                                                           ----------         ----------        -----------         ----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -                  -              (0.01)             (0.00)****
  Tax return of capital                                             -                  -              (0.00)****             -
  From net realized gains                                           -                  -              (0.37)             (0.17)
                                                           ----------         ----------        -----------         ----------
       Total distributions                                          -                  -              (0.38)             (0.17)
                                                           ----------         ----------        -----------         ----------
NET ASSET VALUE, END OF PERIOD                             $    10.02         $    11.85        $     13.41         $    15.88
                                                           ==========         ==========        ===========         ==========
TOTAL RETURN@                                                  (15.44)%**         (11.63)%           (13.54)%            60.55%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $   48,596         $   43,839        $    21,000         $    2,198
  Ratio of expenses to average daily net assets:
       Before expense waiver                                     1.26%*             1.26%              1.28%              1.52%*
       After expense waiver#                                     1.24%*(a)          1.24%              1.25%               N/A
  Net investment loss to average daily net assets               (0.81)%*           (0.40)%            (0.03)%            (0.12)%*
  Portfolio turnover rate                                          31%**             114%                97%                68%**

  *     ANNUALIZED.
  **    PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***   PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  **** DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNT (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHANGES.
  (a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

                                                                                          CLASS Y
                                                                                          -------
                                                        SIX MONTHS ENDED
                                                             6/30/02          YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                                           (UNAUDITED)         12/31/01           12/31/00          12/31/99+
                                                        ----------------      ----------        -----------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    11.89         $    13.43        $     15.90         $    10.00
                                                           ----------         ----------        -----------         ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  (0.04)***          (0.03)***           0.02***            0.01***
  Net realized and unrealized gain (loss) on
    investments                                                 (1.80)             (1.51)             (2.10)              6.07
                                                           ----------         ----------        -----------         ----------
       Total income (loss) from investment operations           (1.84)             (1.54)             (2.08)              6.08
                                                           ----------         ----------        -----------         ----------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -                  -              (0.02)             (0.01)
  Tax return of capital                                             -                  -              (0.00)****             -
  From net realized gains                                           -                  -              (0.37)             (0.17)
                                                           ----------         ----------        -----------         ----------
       Total distributions                                          -                  -              (0.39)             (0.18)
                                                           ----------         ----------        -----------         ----------
NET ASSET VALUE, END OF PERIOD                             $    10.05         $    11.89        $     13.43         $    15.90
                                                           ==========         ==========        ===========         ==========
TOTAL RETURN@                                                  (15.48)%**         (11.47)%           (13.44)%            60.71%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $   42,024         $   44,759        $    35,864         $   12,667
  Ratio of expenses to average daily net assets:
       Before expense waiver                                     1.11%*             1.11%              1.13%              1.31%*
       After expense waiver#                                     1.09%*(a)          1.09%              1.10%               N/A
  Net investment income (loss) to average daily net
    assets                                                      (0.66)%*           (0.25)%             0.11%              0.14*
  Portfolio turnover rate                                          31%**             114%                97%                68%**

                                                                                          CLASS S
                                                                                          -------
                                                        SIX MONTHS ENDED
                                                             6/30/02          YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                                           (UNAUDITED)         12/31/01           12/31/00          12/31/99+
                                                        ----------------      ----------        -----------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    11.92         $    13.45        $     15.91         $    10.00
                                                           ----------         ----------        -----------         ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  (0.03)***          (0.01)***           0.04***            0.02***
  Net realized and unrealized gain (loss) on investments        (1.80)             (1.52)             (2.10)              6.07
                                                           ----------         ----------        -----------         ----------
       Total income (loss) from investment operations           (1.83)             (1.53)             (2.06)              6.09
                                                           ----------         ----------        -----------         ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -                  -              (0.03)             (0.01)
  Tax return of capital                                             -                  -              (0.00)****             -
  From net realized gains                                           -                  -              (0.37)             (0.17)
                                                           ----------         ----------        -----------         ----------
       Total distributions                                          -                  -              (0.40)             (0.18)
                                                           ----------         ----------        -----------         ----------
NET ASSET VALUE, END OF PERIOD                             $    10.09         $    11.92        $     13.45         $   15.91
                                                           ==========         ==========        ===========         ==========
TOTAL RETURN@                                                  (15.35)%**         (11.38)%           (13.32)%            60.91% **

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $  143,213         $  156,565        $   147,368         $   92,254
  Ratio of expenses to average daily net assets:
       Before expense waiver                                     0.97%*             0.97%              0.99%              1.19%*
       After expense waiver#                                     0.95%*(a)          0.95%              0.97%               N/A
  Net investment income (loss) to average daily net assets      (0.52)%*           (0.09)%             0.26%              0.19%*
  Portfolio turnover rate                                          31%**             114%                97%                68%**

  *     ANNUALIZED.
  **    PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***   PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  **** DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNT (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHANGES.
  (a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY GROWTH FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL SMALL COMPANY GROWTH FUND?

The objectives and policies of the Fund are to:
 -  achieve long-term capital appreciation
 - invest primarily in a diversified portfolio of equity securities of smaller companies (companies with a market capitalization, at the time of purchase, within the range of market capitalizations of companies in the Russell 2000 Index)
 -  utilize a growth-oriented strategy in making investment decisions
 -  utilize fundamental analysis to identify companies which
    - are of high investment quality or possess a unique product, market position or operating characteristics
    -  offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

From the Fund's inception on December 31, 2001, through June 30, 2002, its Class S shares returned -16.00%, trailing the -4.70% return of the Russell 2000 Index, an unmanaged index of 2000 small-capitalization common stocks.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

Value stocks consistently outperformed growth shares during the period, with a small rally in March providing a brief boost for the growth sector. Investors favored a more defensive approach to the markets following the strong rally in the fourth quarter of 2001. This shift in attitude was driven by several factors, including an increasingly uncertain earnings outlook expressed by leading technology companies such as Microsoft, Intel and Oracle.

Additionally, the Federal Reserve Board, which had reduced short-term interest rates 11 times during 2001, was widely anticipated to be near the end of its easing campaign, meaning that stocks would likely not enjoy the positive tailwind of falling rates for much longer. A final negative influence was ongoing press coverage of the investigation into auditing firm Arthur Andersen's role in the Enron collapse. The coverage, and Arthur Andersen's subsequent indictment on obstruction of justice charges, led investors to question the quality of the information they received from corporate America.

We continued to position the Fund with a mix of traditional growth stocks and names known for their stable growth. Stock selection within technology was a positive factor, as our holdings registered a smaller loss than the benchmark's technology components. On the other hand, our picks in health care, focusing on emerging pharmaceutical and biotechnology stocks, struggled. Some holdings making a significant contribution to our performance were Flir Systems, Onyx Software and Shaw Group. Detractors included Corixa and Paradigm.

Important purchases during the quarter featured PlanTronics, a leader in the fast-growing telephone headset market. We also acquired positions in Atmel, Sandisk, and URS. One special-situation purchase was Crown Cork & Seal, a major manufacturer of tin and aluminum packaging products. The company has initiated a radical restructuring process aimed at paring down debt and divesting non-core business lines. With a renewed focus on its core packaging business and greater pricing power in that area, we liked this company's prospects.

HOW DID THE SECOND QUARTER PLAY OUT?

The second quarter was a disaster for growth investors, as most of the popular indexes reached their lowest levels since the week after the September 2001 terrorist attacks. Once again, earnings restatements were a negative factor, as were escalating tension in the Middle East and recurring concerns about more terrorist incidents. Moreover, anxiety about corporate accounting reached a fever pitch with long-distance provider WorldCom's admission that it improperly booked $3.8 billion in expenses. Our strong emphasis on growth names in technology and health care held back our performance during the quarter, as these stocks suffered some of the worst damage. On the other hand, our stable-growth holdings helped us stem the losses and stay ahead of the Russell 2000 Growth Index.

WHAT IS YOUR OUTLOOK?

We believe that an important bottom in share prices could be at hand. Investor sentiment is terrible and volatility has increased markedly, two events that often signal attractive buying opportunities. Corporate earnings, though disappointing in many cases, should be up in the second quarter from year-ago levels--a welcome change from previous quarters. If earnings continue to improve, we feel that a rebound in corporate capital spending should not be far behind. Since lackluster capital spending has been the primary cause of this recession, overall economic growth should improve from the 1.1% rate of the second quarter. Although the pace of the recovery could be slow, we think there will be pockets of opportunity that we can take advantage of with the aid of superior stock selection.

                                            MASSMUTUAL SMALL COMPANY GROWTH FUND
                                              LARGEST STOCK HOLDINGS (6/30/02)

                                            Red Hat, Inc.
                                            The PEP Boys -- Manny, Moe & Jack
                                            Pixelworks, Inc.
                                            Pixar, Inc.
                                            Sylvan Learning Systems, Inc.
                                            FBR Asset Investment Corp.
                                            URS Corp.
                                            BankAtlantic Bancorp., Inc. CI. A
                                            AMN Healthcare Services, Inc.
                                            CKE Restaurants, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Small Company Growth Fund Class S, Class A, Class Y, Class L and the Russell 2000 Value Index

MASSMUTUAL SMALL COMPANY GROWTH FUND
TOTAL RETURN

                          SINCE INCEPTION
                          AVERAGE ANNUAL
                          1/2/02 - 6/30/02
Class S                        -16.00%
Class A                        -16.20%
Class Y                        -16.00%
Class L                        -16.00%
------------------------------------------

Russell 2000 Index              -4.70%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

          CLASS S   CLASS A   CLASS Y   CLASS L   RUSSELL 2000 INDEX
1/2/02    $10,000   $10,000   $10,000   $10,000   $           10,000
  6/02    $ 8,400   $ 8,380   $ 8,400   $ 8,400   $            9,530

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL SMALL COMPANY GROWTH FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                    NUMBER OF        MARKET
                                                     SHARES          VALUE
                                                  ------------    -------------
EQUITIES -- 81.1%

Advertising -- 0.7%
DoubleClick, Inc.*                                      12,600    $      93,492
                                                                  -------------

AIR TRANSPORTATION -- 0.6%
Hawaiian Airlines, Inc.*                                 3,600           13,140
Mesa Air Group, Inc.*                                    7,700           70,840
                                                                  -------------
                                                                         83,980
                                                                  -------------

APPAREL, TEXTILES & SHOES -- 2.4%
American Eagle
  Outfitters, Inc.*                                      1,500           31,710
Chico's FAS, Inc.*                                         200            7,264
Coach, Inc.*                                               900           49,410
The Finish Line, Inc. Cl. A*                             6,500          116,480
Polo Ralph Lauren Corp.*                                 2,800           62,720
Quiksilver, Inc.*                                        2,300           57,040
                                                                  -------------
                                                                        324,624
                                                                  -------------

AUTOMOTIVE & PARTS -- 1.9%
The PEP Boys - Manny,
  Moe & Jack                                            12,600          212,310
Sonic Automotive, Inc.*                                  2,000           51,500
                                                                  -------------
                                                                        263,810
                                                                  -------------

BANKING, SAVINGS & LOANS -- 3.9%
Columbia Bancorp                                         3,000           70,830
Hawthorne Financial Corp.*                               4,000          129,640
Independence Community
  Bank Corp.                                             4,000          114,920
MCG Capital Corp.                                        1,400           23,394
Metris Companies, Inc.                                   3,300           27,423
Provident Financial
  Group, Inc.                                              400           11,604
Southwest Bancorp. of
  Texas, Inc.*                                           1,200           43,464
UCBH Holdings, Inc.                                      3,000          114,030
                                                                  -------------
                                                                        535,305
                                                                  -------------

BROADCASTING, PUBLISHING & PRINTING -- 1.6%
Emmis
  Communications Corp.*                                  5,900          125,021
Entravision Communications
  Corp. Cl. A*                                           8,000           98,000
                                                                  -------------
                                                                        223,021
                                                                  -------------

BUILDING MATERIALS & CONSTRUCTION -- 0.6%
Horizon Offshore, Inc.*                                 10,000           84,400
                                                                  -------------

CHEMICALS -- 1.7%
Hercules, Inc.*                                          7,000    $      81,200
MacDermid, Inc.                                          3,600           77,400
Omnova Solutions, Inc.*                                  3,000           25,200
Symyx Technologies, Inc.*                                3,700           51,504
                                                                  -------------
                                                                        235,304
                                                                  -------------

COMMERCIAL SERVICES -- 8.7%
AMN Healthcare
  Services, Inc.*                                        4,900          171,549
Computer Programs &
  Systems, Inc.*                                           600           12,918
Diversa Corp.*                                           1,300           12,935
FTI Consulting, Inc.*                                    4,000          140,040
Gene Logic, Inc.*                                          900           12,600
Incyte
  Pharmaceuticals, Inc.*                                 6,000           43,620
Lexicon Genetics, Inc.*                                  2,000            9,778
Moore Corp. Limited*                                     9,000          103,320
Princeton Review, Inc.*                                  7,200           65,808
Quintiles
  Transnational Corp.*                                   3,200           39,968
Servicemaster Co.                                       12,000          164,640
Strayer Education, Inc.                                    800           50,880
Sylvan Learning
  Systems, Inc.*                                         9,400          187,436
URS Corp.*                                               6,500          182,000
                                                                  -------------
                                                                      1,197,492
                                                                  -------------

COMMUNICATIONS -- 2.7%
Andrew Corp.*                                            5,000           71,650
ClearOne
  Communications, Inc.*                                  3,200           47,136
Metro One
  Telecommunications, Inc.*                              3,700           51,652
Plantronics, Inc.*                                       1,700           32,317
Polycom, Inc.*                                          11,100          133,089
Sonus Networks, Inc.*                                   18,000           36,360
                                                                  -------------
                                                                        372,204
                                                                  -------------

COMPUTER & DATA PROCESSING SERVICES -- 1.2%
Digimarc Corp.*                                         13,300          138,187
LendingTree, Inc.*                                       1,700           21,607
                                                                  -------------
                                                                        159,794
                                                                  -------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.1%
Digital Insight Corp.*                                   5,600           92,120
ManTech International
  Corp. Cl. A*                                           2,200           52,778
Mentor Graphics Corp.*                                     500            7,110
                                                                  -------------
                                                                        152,008
                                                                  -------------

COMPUTER RELATED SERVICES -- 1.4%
Carreker Corp.*                                          1,000    $      11,320
Checkfree Corp.*                                         3,300           51,612
Corillian Corp.*                                        20,989           47,645
Identix, Inc.*                                          11,362           82,931
                                                                  -------------
                                                                        193,508
                                                                  -------------

COMPUTERS & INFORMATION -- 0.7%
Foundry Networks, Inc.*                                  4,500           31,635
Immersion Corp.*                                        16,800           17,472
Sandisk Corp.*                                           3,500           43,400
                                                                  -------------
                                                                         92,507
                                                                  -------------

CONTAINERS -- 0.9%
BWAY Corp.*                                              1,800           28,710
Crown Cork & Seal
  Co., Inc.*                                            14,500           99,325
                                                                  -------------
                                                                        128,035
                                                                  -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 7.8%
Active Power, Inc.*                                      3,600           12,996
ASM International NV*                                    3,600           62,136
Atmel Corp.*                                             8,800           55,088
CompuDyne Corp.*                                         6,000           93,480
Credence Systems Corp.*                                  1,300           23,101
Dupont Photomasks, Inc.*                                   600           19,488
FLIR Systems, Inc.*                                      2,500          104,925
Lattice Semiconductor Corp.*                            10,600           92,644
Microsemi Corp.*                                           900            5,940
Mykrolis Corp.*                                            800            9,448
Pericom
  Semiconductor Corp.*                                   5,700           66,063
Pixelworks, Inc.*                                       24,900          208,911
Rudolph Technologies, Inc.*                              1,200           29,916
Signal Technology Corp.*                                 8,000           75,120
Skyworks Solutions, Inc.*                                  500            2,775
Teledyne Technologies, Inc.*                             6,500          134,875
Triquint Semiconductor, Inc.*                           12,300           78,843
                                                                  -------------
                                                                      1,075,749
                                                                  -------------

ENERGY -- 0.8%
Arch Coal, Inc.                                            900           20,439
Core Laboratories NV*                                    1,200           14,424
Key Energy Services, Inc.*                               7,200           75,600
                                                                  -------------
                                                                        110,463
                                                                  -------------

ENTERTAINMENT & LEISURE -- 0.9%
JAKKS Pacific, Inc.*                                       900           15,939
Macrovision Corp.*                                       7,800          102,258
                                                                  -------------
                                                                        118,197
                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       216

                                                    NUMBER OF        MARKET
                                                     SHARES          VALUE
                                                  ------------    -------------
FINANCIAL SERVICES -- 7.8%
America First Mortgage
  Investments, Inc.                                      6,900    $      67,965
American Home Mortgage
  Holdings, Inc.                                         9,900          123,651
Anworth Mortgage Asset Corp.                             7,600          106,324
BankAtlantic Bancorp,
  Inc. Cl. A                                            14,200          176,080
Crown American Realty
  Trust                                                  7,900           74,260
E*TRADE Group, Inc.*                                     7,700           42,042
East West Bancorp, Inc.                                  4,000          138,080
FBR Asset Investment Corp.                               5,500          183,425
Friedman Billings Ramsey
  Group, Inc. Cl. A*                                     3,800           48,374
Saxon Capital, Inc.*                                     7,100          115,517
                                                                  -------------
                                                                      1,075,718
                                                                  -------------

HEALTHCARE -- 0.8%
Alliance Imaging, Inc.*                                  4,000           54,000
Sierra Health Services, Inc.*                            2,500           55,875
                                                                  -------------
                                                                        109,875
                                                                  -------------

HOME CONSTRUCTION, FURNISHINGS
  & APPLIANCES -- 0.7%
La-Z-Boy, Inc.                                           3,600           90,792
                                                                  -------------

INSURANCE -- 2.6%
American Medical Security
  Group, Inc.*                                             300            7,185
Centene Corp.*                                             600           18,588
Ceres Group, Inc.*                                      30,000          117,000
First American Corp.                                     1,700           39,100
Vesta Insurance Group, Inc.                              2,000            8,560
Willis Group Holdings
  Limited*                                               5,100          167,841
                                                                  -------------
                                                                        358,274
                                                                  -------------

INTERNET SOFTWARE -- 0.2%
MatrixOne, Inc.*                                         4,600           27,646
WebEx Communications, Inc.*                                400            6,360
                                                                  -------------
                                                                         34,006
                                                                  -------------

MACHINERY & COMPONENTS -- 2.3%
Axcelis Technologies, Inc.*                              7,500           84,750
CoorsTek, Inc.*                                            800           24,728
Grant Prideco, Inc.*                                     6,800           92,480
Kulicke & Soffa
  Industries, Inc.*                                      9,400          116,466
                                                                  -------------
                                                                        318,424
                                                                  -------------

MEDICAL SUPPLIES -- 3.9%
Aerogen, Inc.*                                          12,900    $      11,352
Align Technology, Inc.*                                  2,100            8,486
Arrow International, Inc.                                2,800          109,340
Bioject Medical
  Technologies, Inc.*                                    7,200           26,280
Bruker Daltonics, Inc.*                                  3,700           14,615
FEI Co.*                                                   500           12,255
Illumina, Inc.*                                          1,200            8,064
InVision Technologies, Inc.*                               800           19,328
MedSource
  Technologies, Inc.*                                    5,000           61,250
Orthofix International NV*                               4,500          158,175
Possis Medical, Inc.*                                    4,100           50,631
PSS World Medical, Inc.*                                 6,500           52,650
                                                                  -------------
                                                                        532,426
                                                                  -------------

METALS & MINING -- 2.8%
Agnico-Eagle Mines Limited                               3,600           52,452
Goldcorp, Inc.                                          12,500          124,375
Maverick Tube Corp.*                                    11,000          165,000
The Shaw Group, Inc.*                                    1,600           49,120
                                                                  -------------
                                                                        390,947
                                                                  -------------

PHARMACEUTICALS -- 7.4%
Abgenix, Inc.*                                           3,408           33,399
Alkermes, Inc.*                                          5,000           80,050
Amylin
  Pharmaceuticals, Inc.*                                 5,300           57,982
Arqule, Inc.*                                              900            6,075
Atherogenics, Inc.*                                      4,700           33,699
Atrix Labs, Inc.*                                          600           13,350
AVI BioPharma, Inc.*                                     1,100            3,234
Celgene Corp.*                                           5,500           84,150
Cell Genesys, Inc.*                                      5,900           79,585
Corixa Corp.*                                            7,700           52,745
Cubist
  Pharmaceuticals, Inc.*                                 3,800           35,758
Dendreon Corp.*                                          6,200           13,082
Endo Pharmaceuticals
  Holdings, Inc.*                                        6,500           45,500
Esperion Therapeutics, Inc.*                             2,000           10,860
First Horizon
  Pharmaceutical Corp.*                                  3,200           66,208
Genta, Inc.*                                             5,300           43,937
Inhale Therapeutic
  Systems, Inc.*                                         1,300           12,909
La Jolla Pharmaceutical Co.*                             4,800           30,000
Neose Technologies, Inc.*                                1,200           13,080
Paradigm Genetics, Inc.*                                27,500           38,225
Sangamo Biosciences, Inc.*                                 700            4,116
Scios, Inc.*                                               100    $       3,061
Telik, Inc.*                                             1,900           23,750
Third Wave
  Technologies, Inc.*                                    9,600           21,504
Transgenomic, Inc.*                                      7,100           17,892
Tularik, Inc.*                                           2,300           21,091
Versicor, Inc.*                                          2,600           34,970
Vivus, Inc.*                                            20,000          135,400
                                                                  -------------
                                                                      1,015,612
                                                                  -------------

PREPACKAGED SOFTWARE -- 5.8%
Advent Software, Inc.*                                   3,100           79,670
Echelon Corp.*                                             700            9,016
HPL Technologies, Inc.*                                  1,900           28,614
NetIQ Corp.*                                             2,200           49,786
Onyx Software Corp.*                                    29,300           99,034
Pinnacle Systems, Inc.*                                  1,000           10,989
Pixar, Inc.*                                             4,400          194,040
QuadraMed Corp.*                                         1,800           12,582
Red Hat, Inc.*                                          40,900          240,083
Roxio, Inc.*                                             2,800           20,160
Take-Two Interactive
  Software, Inc.*                                        1,400           28,826
Viewpoint Corp.*                                         4,800           23,136
VitalWorks, Inc.*                                          900            7,380
                                                                  -------------
                                                                        803,316
                                                                  -------------

RESTAURANTS -- 3.2%
CKE Restaurants, Inc.*                                  15,000          170,700
Smith & Wollensky
  Restaurant Group, Inc.*                                1,500            8,490
Sonic Corp.*                                             5,000          157,050
The Steak n Shake Co.*                                   7,100          111,115
                                                                  -------------
                                                                        447,355
                                                                  -------------

RETAIL -- 3.3%
Central Garden & Pet Co.*                                7,400          129,722
Cost Plus, Inc.*                                           900           27,413
Insight Enterprises, Inc.*                               1,200           30,228
Kenneth Cole Productions,
  Inc. Cl. A*                                              700           19,845
OfficeMax, Inc.*                                        12,500           73,625
Petsmart, Inc.*                                          7,500          120,300
Stage Stores, Inc.*                                      1,400           48,636
                                                                  -------------
                                                                        449,769
                                                                  -------------

TRANSPORTATION -- 0.7%
Grupo TMM SA de CV
  Sponsored ADR Cl. A*                                   5,000           34,500
OMI Corp.*                                              13,900           56,990
                                                                  -------------
                                                                         91,490
                                                                  -------------

TOTAL EQUITIES
(Cost $12,710,145)                                                   11,161,897
                                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       217

                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                  ------------    -------------
SHORT-TERM INVESTMENTS -- 8.0%

REPURCHASE AGREEMENT
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002 (a)                              $  1,098,543    $  1,098,543
                                                                  -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   1,098,543
                                                                  -------------

TOTAL INVESTMENTS -- 89.1%
(COST $13,808,688)**                                                 12,260,440

OTHER ASSETS/
(LIABILITIES) -- 10.9%                                                1,494,915
                                                                  -------------

NET ASSETS -- 100.0%                                              $  13,755,355
                                                                  =============

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt.
*   Non-income producing security.
**  Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $1,098,637. Collateralized by U.S. Government Agency obligation with a rate of 3.025%, maturity date of 11/15/2023, and aggregate market value, including accrued interest, of $1,154,778.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL SMALL COMPANY GROWTH FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                  JUNE 30, 2002
                                                                   (UNAUDITED)
                                                                  -------------
ASSETS:
      Investments, at value (cost $12,710,145) (NOTE 2)           $  11,161,897
      Short-term investments, at amortized cost (NOTE 2)              1,098,543
                                                                  -------------
          Total Investments                                          12,260,440
      Cash                                                            1,391,816
      Receivables from:
          Investments sold                                              109,404
          Investment adviser (NOTE 3)                                     5,962
          Interest and dividends                                         15,367
          Foreign taxes withheld                                             31
                                                                  -------------
              Total assets                                           13,783,020
                                                                  -------------

LIABILITIES:
      Payables for:
          Investments purchased                                          13,153
          Directors' fees and expenses (NOTE 3)                              61
          Affiliates (NOTE 3):
              Investment management fees                                  8,488
              Administration fees                                         2,106
              Service fees                                                  487
      Accrued expense and other liabilities                               3,370
                                                                  -------------
              Total liabilities                                          27,665
                                                                  -------------
      NET ASSETS                                                  $  13,755,355
                                                                  =============

NET ASSETS CONSIST OF:
      Paid-in capital                                             $  15,665,432
      Accumulated net investment loss                                   (19,917)
      Accumulated net realized loss on investments                     (341,912)
      Net unrealized depreciation on investments                     (1,548,248)
                                                                  -------------
                                                                  $  13,755,355
                                                                  =============

NET ASSETS:
      Class A                                                     $   2,014,125
                                                                  =============
      Class L                                                     $   1,979,471
                                                                  =============
      Class Y                                                     $     690,143
                                                                  =============
      Class S                                                     $   9,071,616
                                                                  =============

SHARES OUTSTANDING:
      Class A                                                           240,421
                                                                  =============
      Class L                                                           235,780
                                                                  =============
      Class Y                                                            82,160
                                                                  =============
      Class S                                                         1,079,470
                                                                  =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A                                                     $        8.38
                                                                  =============
      Class L                                                     $        8.40
                                                                  =============
      Class Y                                                     $        8.40
                                                                  =============
      Class S                                                     $        8.40
                                                                  =============

    The accompanying notes are an integral part of the financial statements.

                                       219

STATEMENT OF OPERATIONS

                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 2002
                                                                  (UNAUDITED)
                                                               ----------------
INVESTMENT INCOME: (NOTE 2)
       Dividends (net of withholding tax of $47)               $         19,473
       Interest                                                           5,796
                                                               ----------------
              Total investment income                                    25,269
                                                               ----------------

EXPENSES: (NOTE 2)
       Investment management fees (NOTE 3)                               43,308
       Custody fees                                                      17,302
       Shareholder reporting fees                                         4,178
       Audit and legal fees                                                 248
       Directors' fees (NOTE 3)                                             103
                                                               ----------------
                                                                         65,139
       Administration fees (NOTE 3):
          Class A                                                           751
          Class L                                                           784
          Class Y                                                           167
          Class S                                                         7,273
       Service fees (NOTE 3):
          Class A                                                           538
                                                               ----------------
             Total expenses                                              74,652
       Expenses waived (NOTE 3)                                         (19,748)
       Less reductions (NOTE 3)                                          (9,718)
                                                               ----------------
             Net expenses                                                45,186
                                                               ----------------
             NET INVESTMENT LOSS                                        (19,917)
                                                               ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
       Net realized loss on investment transactions                    (341,912)
       Net change in unrealized appreciation (depreciation) on       (1,548,248)
                                                               ----------------
             NET REALIZED AND UNREALIZED LOSS                        (1,890,160)
                                                               ----------------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $     (1,910,077)
                                                               ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2002       PERIOD ENDED
                                                                                 (UNAUDITED)     DECEMBER 31, 2001*
                                                                              ----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment loss                                                      $        (19,917)  $                -
     Net realized loss on investment transactions                                     (341,912)                   -
     Net change in unrealized appreciation (depreciation) on investments            (1,548,248)                   -
                                                                              ----------------   ------------------
         NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       (1,910,077)                   -
                                                                              ----------------   ------------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
     Class A                                                                         2,116,170                1,000
     Class L                                                                         2,095,962                1,000
     Class Y                                                                           723,464                1,000
     Class S                                                                           725,836           10,001,000
                                                                              ----------------   ------------------
         INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                     5,661,432           10,004,000
                                                                              ----------------   ------------------
     TOTAL INCREASE IN NET ASSETS                                                    3,751,355           10,004,000
NET ASSETS:
     Beginning of period                                                            10,004,000                    -
                                                                              ----------------   ------------------
     End of period (including accumulated net investment loss of $19,917
       and $0, respectively)                                                  $     13,755,355   $       10,004,000
                                                                              ================   ==================

 *   THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    CLASS A                              CLASS L
                                                                    -------                              -------
                                                      SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                           6/30/02          PERIOD ENDED        6/30/02           PERIOD ENDED
                                                        (UNAUDITED)           12/31/01+       (UNAUDITED)           12/31/01+
                                                      ----------------      ------------   ----------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $          10.00      $      10.00   $          10.00       $      10.00
                                                      ----------------      ------------   ----------------       ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                            (0.01)***             -              (0.00)***++            -
  Net realized and unrealized loss on investments                (1.61)                -              (1.60)                 -
                                                      ----------------      ------------   ----------------       ------------
       Total loss from investment operations                     (1.62)                -              (1.60)                 -
                                                      ----------------      ------------   ----------------       ------------
NET ASSET VALUE, END OF PERIOD                        $           8.38      $      10.00   $           8.40       $      10.00
                                                      ================      ============   ================       ============
TOTAL RETURN@                                                   (16.20)%**             -             (16.00)%**              -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $          2,014      $          1   $          1,979       $          1
  Ratio of expenses to average daily net assets:
     Before expense waiver                                        1.88%*               -               1.63%*                -
     After expense waiver#                                        1.13%*(a)            -               0.88%*(a)             -
  Net investment loss to average daily net assets                (0.26)%*              -              (0.03)%*               -
  Portfolio turnover rate                                           72%**              -                 72%**               -

                                                                    CLASS Y                              CLASS S
                                                                    -------                              -------
                                                      SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                           6/30/02          PERIOD ENDED        6/30/02           PERIOD ENDED
                                                        (UNAUDITED)           12/31/01+       (UNAUDITED)           12/31/01+
                                                      ----------------      ------------   ----------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $          10.00      $      10.00   $          10.00       $      10.00
                                                      ----------------      ------------   ----------------       ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    0.00***++            -              (0.02)***              -
  Net realized and unrealized loss on investments                (1.60)                -              (1.58)                 -
                                                      ----------------      ------------   ----------------       ------------
       Total loss from investment operations                     (1.60)                -              (1.60)                 -
                                                      ----------------      ------------   ----------------       ------------
NET ASSET VALUE, END OF PERIOD                        $           8.40      $      10.00   $           8.40       $      10.00
                                                      ================      ============   ================       ============
TOTAL RETURN@                                                   (16.00)%**             -             (16.00)%**              -

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $            690      $          1   $          9,072       $     10,001
  Ratio of expenses to average daily net assets:
     Before expense waiver                                        1.48%*               -               1.44%*                -
     After expense waiver#                                        0.79%*(a)            -               0.88%*(a)             -
  Net investment income (loss) to average daily
     net assets                                                   0.05%*               -              (0.42)%*               -
  Portfolio turnover rate                                           72%**              -                 72%**               -

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  +   THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
  ++  NET INVESTMENT INCOME (LOSS) WAS LESS THAN $0.01 PER SHARE.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE SIX MONTHS ENDED JUNE 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIOD PRESENTED IF THEY REFLECTED THESE CHARGES.
  (a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL EMERGING GROWTH FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL EMERGING GROWTH FUND?

The objectives and policies of the Fund are to:
-  achieve capital appreciation
- invest primarily in a diversified portfolio of equity securities of smaller, emerging growth companies
-  utilize a growth-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   -  offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned -28.46%, compared with -4.70% for the Russell 2000 Index, an unmanaged index of 2000 small-capitalization common stocks. Over the same period, the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe, returned -17.35%.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE FIRST QUARTER?

Emerging growth stocks continued to be out of favor during the first half of 2002. Following the strong rally at the end of 2001, during which some of our holdings rose 100% or more, investors became more cautious, as they sensed that the Federal Reserve Board's campaign of lowering short-term interest rates might be at an end. Additionally, valuations in growth stocks across the board had become relatively rich, and there was a sense that earnings needed to catch up with share prices. Another cautionary factor was the increased focus on corporate accounting issues, as auditing firm Arthur Andersen's role in the Enron scandal became a regular news topic. Andersen ultimately was indicted in March on obstruction of justice charges.

As a result, investors sought refuge once again in value stocks while shunning the growth segment. The Russell 2000 Index, composed of both growth and value stocks, gained 3.98%, while the Russell 2000 Growth Index fell 1.96%. The Fund, sticking to its emerging growth discipline, significantly underperformed both indexes. Agile Software, a provider of software to manage collaboration between original equipment manufacturers, suppliers and customers, hurt the Fund's performance in the first quarter. Overture Services, the leader among pay-for-performance Web search companies, was another significant detractor.

Holdings that helped the Fund's performance in the quarter included Expedia, the leading provider of travel services over the Internet, and Hispanic Broadcasting Corporation (HSP), the leading Spanish-language broadcasting company. Both companies were positioned to benefit from dynamic growth associated with powerful new trends. In the case of Expedia, more and more consumers are booking travel arrangements over the Web for both convenience and cost reasons. In buying HSP, on the other hand, we were mindful of the fact that Hispanics make up 13% of the U.S. population and account for 7% of its buying power, yet Hispanic-based advertising represents only 1% of total ad expenditures.

WHAT ABOUT THE VOLATILE SECOND QUARTER?

A long list of negative factors derailed stocks across all capitalizations and styles in the second quarter. The worries about earnings intensified, with numerous technology companies restating earnings for the remainder of 2002. Concerns about corporate accounting also mounted, as WorldCom shocked investors near the end of June with the news that it improperly booked $3.8 billion of expenses over two years. The U.S. dollar began to decline, nearing parity with the euro by the end of the period. Moreover, tensions in the Middle East heated up again, and there were recurring fears of another terrorist strike. In response to all of this, our benchmark fell 8.35%, while the Russell 2000 Growth Index declined 15.70%. The Fund underperformed the two Russell indexes.

Amid the volatility, value stocks continued to outperform the growth segment by a wide margin. Investors preferred stability; paying for future growth prospects was distinctly out of favor. Despite an overall environment that was extremely hostile to our management style, however, we owned some stocks in the restaurant and retail sectors that combined relatively stable earnings growth with excellent long-term prospects. Some of these holdings included Hot Topic, Too, P.F. Chang's China Bistro and CKE Restaurants.

WHAT IS YOUR OUTLOOK?

The price-to-earnings growth ratio for our universe of stocks has historically ranged between .60 and 1.50. The ratio is now near the low end of that range, which typically indicates that emerging growth stocks have an attractive risk/reward profile. Meanwhile, many slower-growing companies are trading at the high end of their valuation ranges, as defensive investors have searched for ways to dampen their downside risk. We are, therefore, encouraged about the Fund's prospects while recognizing that we are not in the business of calling the market's near-term twists and turns. What we can promise is that we will remain true to our emerging growth mandate. We appreciate our shareholders' patience in these difficult times and look forward to better times ahead.

                                    MASSMUTUAL EMERGING GROWTH FUND
                                      LARGEST STOCK HOLDINGS (6/30/02)

                                    Sunrise Assisted Living, Inc.
                                    Overture Services, Inc.
                                    Too, Inc.
                                    AMN Healthcare Services, Inc.
                                    United Surgical Partners International, Inc.
                                    Power Integrations, Inc.
                                    Financial Federal Corp.
                                    Photon Dynamics, Inc.
                                    CKE Restaurants, Inc.
                                    Exact Sciences Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Emerging Growth Fund Class S, Class A, Class Y, Class L and the Russell 2000 Index

MASSMUTUAL EMERGING GROWTH FUND
TOTAL RETURN

                                                    SINCE INCEPTION
                YEAR TO DATE          ONE YEAR       AVERAGE ANNUAL
              1/1/02 - 6/30/02   7/1/01 - 6/30/02   5/1/00 - 6/30/02
Class S             -28.46%            -35.20%            -31.53%
Class A             -28.64%            -35.50%            -31.82%
Class Y             -28.46%            -35.20%            -31.53%
Class L             -28.55%            -35.30%            -31.68%
--------------------------------------------------------------------

Russell 2000 Index   -4.70%             -8.60%             -2.76%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

          CLASS S   CLASS A   CLASS Y   CLASS L   RUSSELL 2000 INDEX
5/1/00    $10,000   $10,000   $10,000   $10,000          $10,000
  6/00    $10,760   $10,760   $10,760   $10,760          $10,238
  6/01    $ 6,790   $ 6,760   $ 6,790   $ 6,770          $10,297
  6/02    $ 4,400   $ 4,360   $ 4,400   $ 4,380          $ 9,411

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL EMERGING GROWTH FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                   NUMBER OF         MARKET
                                                    SHARES           VALUE
                                                --------------   --------------
EQUITIES -- 96.6%

ADVERTISING -- 0.3%
DoubleClick, Inc.*                                      36,200   $      268,604
                                                                 --------------
AIR TRANSPORTATION -- 0.9%
Atlas Air Worldwide
  Holdings, Inc.*                                       20,350           75,295
Forward Air Corp.*                                      17,750          581,845
                                                                 --------------
                                                                        657,140
                                                                 --------------

APPAREL, TEXTILES & SHOES -- 5.9%
bebe stores, inc.*                                      12,650          256,668
Chico's FAS, Inc.*                                      12,300          446,736
Christopher & Banks Corp.*                              14,800          626,040
Coach, Inc.*                                             8,850          485,865
Hot Topic, Inc.*                                        26,300          702,473
Pacific Sunwear of
  California, Inc.*                                      6,500          144,105
Too, Inc.*                                              57,200        1,761,760
                                                                 --------------
                                                                      4,423,647
                                                                 --------------

BANKING, SAVINGS & LOANS -- 2.0%
Financial Federal Corp.*                                36,500        1,208,150
Net.B@nk, Inc.*                                         27,700          322,705
                                                                 --------------
                                                                      1,530,855
                                                                 --------------

BEVERAGES -- 0.7%
Peet's Coffee & Tea, Inc.*                              27,100          498,911
                                                                 --------------

BROADCASTING, PUBLISHING & PRINTING -- 5.6%
Alloy, Inc.*                                            56,200          811,528
Cox Radio, Inc. Cl. A*                                  26,500          638,650
Entercom
  Communications Corp.*                                 14,300          656,370
Entravision Communications
  Corp. Cl. A*                                          28,600          350,350
Hispanic
  Broadcasting Corp.*                                   14,950          390,195
Information Holdings, Inc.*                             30,550          745,420
Radio One, Inc. Cl. A*                                  16,800          249,816
Radio One, Inc. Cl. D*                                  22,700          337,549
                                                                 --------------
                                                                      4,179,878
                                                                 --------------

CHEMICALS -- 0.5%
Applied Films Corp.*                                    34,500          385,020
                                                                 --------------

COMMERCIAL SERVICES -- 14.1%
AMN Healthcare
  Services, Inc.*                                       44,600        1,561,446
Bright Horizons Family
  Solutions, Inc.*                                       7,800          258,258
Coinstar, Inc.*                                         43,400        1,061,130
Exact Sciences Corp.*                                   71,000        1,133,870
FreeMarkets, Inc.*                                      49,800   $      703,674
FTI Consulting, Inc.*                                   20,900          731,709
Global Payments, Inc.                                   21,950          653,012
Hewitt Associates, Inc. Cl. A*                             750           17,475
Medical Staffing Network
  Holdings, Inc.*                                        1,000           24,500
Overture Services, Inc.*                                82,900        2,070,842
Pegasystems, Inc.*                                      45,500          410,364
Pharmaceutical Product
  Development, Inc.*                                    29,400          774,396
Resources Connection, Inc.*                             33,900          914,961
Sylvan Learning
  Systems, Inc.*                                        15,000          299,100
                                                                 --------------
                                                                     10,614,737
                                                                 --------------

COMMUNICATIONS -- 1.1%
Allegiance Telecom, Inc.*                               47,300           86,559
Metro One
  Telecommunications, Inc.*                             36,050          503,258
Powerwave
  Technologies, Inc.*                                   16,750          153,430
SpectraLink Corp.*                                       8,350           88,844
                                                                 --------------
                                                                        832,091
                                                                 --------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 2.0%
Digital Insight Corp.*                                  33,900          557,655
LookSmart Limited*                                     103,500          202,860
Tier Technologies,
  Inc. Cl. B*                                           15,800          281,556
Websense, Inc.*                                         17,400          444,918
                                                                 --------------
                                                                      1,486,989
                                                                 --------------

COMPUTER PROGRAMMING SERVICES -- 1.0%
Business Objects SA
  Sponsored ADR*                                        13,900          390,590
Netegrity, Inc.*                                        44,350          273,196
RealNetworks, Inc.*                                     20,400           83,028
                                                                 --------------
                                                                        746,814
                                                                 --------------

COMPUTER RELATED SERVICES -- 0.4%
CNET Networks, Inc.*                                    66,200          131,738
Manhattan Associates, Inc.*                                300            9,648
NetFlix.com, Inc.*                                         750           10,492
Secure Computing Corp.*                                 18,750          141,562
                                                                 --------------
                                                                        293,440
                                                                 --------------

COMPUTERS & INFORMATION -- 1.2%
Emulex Corp.*                                            8,400          189,084
Lantronix, Inc.*                                        88,750           75,437
M-Systems Flash Disk
  Pioneers Limited*                                    65,0505          540,104
SRA International,
  Inc. Cl. A*                                              900   $       24,282
Western Digital Corp.*                                  17,750           57,687
                                                                 --------------
                                                                        886,594
                                                                 --------------

DATA PROCESSING & PREPARATION -- 0.6%
InterCept Group, Inc.*                                  13,100          271,432
WebMD Corp.*                                            37,450          210,843
                                                                 --------------
                                                                        482,275
                                                                 --------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 15.1%
ATMI, Inc.*                                              6,900          154,353
August Technology Corp.*                                28,350          280,381
AXT, Inc.*                                              27,100          216,258
Cree, Inc.*                                             63,600          841,428
Cymer, Inc.*                                            22,800          798,912
DDi Corp.*                                              23,900           23,876
Entegris, Inc.*                                         19,000          277,400
Exar Corp.*                                             22,000          433,840
Intrado, Inc.*                                           2,900           56,144
Ixia*                                                   32,050          186,531
Kopin Corp.*                                             8,600           56,760
Marvell Technology
  Group Limited*                                        17,300          344,097
Merix Corp.*                                            35,850          307,593
MKS Instruments, Inc.*                                  12,200          244,854
O2Micro International
  Limited*                                              85,600          885,960
OmniVision
  Technologies, Inc.*                                    9,100          130,585
Photon Dynamics, Inc.*                                  38,900        1,167,000
PLX Technology, Inc.*                                   57,450          244,162
Power Integrations, Inc.*                               71,600        1,281,568
Power-One, Inc.*                                        46,850          291,407
Silicon Image, Inc.*                                   104,700          640,764
Silicon Laboratories, Inc.*                             37,850        1,024,221
Sipex Corp.*                                            28,900          141,292
Sirenza Microdevices, Inc.*                             41,400           83,628
Xicor, Inc.*                                            78,700          317,948
Zoran Corp.*                                            39,700          909,527
                                                                 --------------
                                                                     11,340,489
                                                                 --------------

ENERGY -- 0.3%
Ultra Petroleum Corp.*                                  25,650          194,684
                                                                 --------------

ENTERTAINMENT & LEISURE -- 1.1%
Argosy Gaming Co.*                                       5,500          156,200
Multimedia Games, Inc.*                                 18,900          412,209
Penn National
  Gaming, Inc.*                                         16,100          292,215
                                                                 --------------
                                                                        860,624
                                                                 --------------

    The accompanying notes are an integral part of the financial statements.

                                      225

                                                   NUMBER OF         MARKET
                                                    SHARES           VALUE
                                                --------------   --------------
FINANCIAL SERVICES -- 1.8%
Boston Private Financial
  Holdings, Inc.                                        33,500   $      828,790
Investment Technology
  Group, Inc.*                                          12,925          422,648
Waddell & Reed Financial,
  Inc. Cl. A                                             3,950           90,534
                                                                 --------------
                                                                      1,341,972
                                                                 --------------

FOODS -- 0.2%
Panera Bread Co. Cl. A*                                  3,800          130,986
                                                                 --------------

FOREST PRODUCTS & PAPER -- 0.7%
School Specialty, Inc.*                                 20,000          531,200
                                                                 --------------

HEALTHCARE -- 11.3%
Accredo Health, Inc.*                                    7,500          346,050
Ameripath, Inc.*                                        13,300          319,200
AmSurg Corp.*                                           13,100          344,006
Covance, Inc.*                                          22,200          416,250
Cross Country, Inc.*                                     6,550          247,590
Dianon Systems, Inc.*                                   14,726          786,663
Lifepoint Hospitals, Inc.*                              30,550        1,109,271
Sunrise Assisted Living, Inc.*                          87,450        2,343,660
U.S. Physical Therapy, Inc.*                            53,700        1,090,647
United Surgical Partners
  International, Inc.*                                  47,800        1,480,844
                                                                 --------------
                                                                      8,484,181
                                                                 --------------

INFORMATION RETRIEVAL SERVICES -- 1.5%
Agile Software Corp.*                                  102,650          746,266
CoStar Group, Inc.*                                     20,700          424,971
                                                                 --------------
                                                                      1,171,237
                                                                 --------------

INSURANCE -- 0.6%
AmerUs Group Co.                                        11,850          439,635
                                                                 --------------

INTERNET SOFTWARE -- 2.1%
Chordiant Software, Inc.*                               48,800           95,160
MatrixOne, Inc.*                                        76,800          461,568
WebEx
  Communications, Inc.*                                 22,800          362,520
webMethods, Inc.*                                       64,800          641,520
                                                                 --------------
                                                                      1,560,768
                                                                 --------------

LODGING -- 1.7%
Four Seasons Hotels, Inc.                               21,200          994,280
Station Casinos, Inc.*                                  17,400          310,590
                                                                 --------------
                                                                      1,304,870
                                                                 --------------

MACHINERY & COMPONENTS -- 0.7%
Helix Technology Corp.                                  24,600          506,760
                                                                 --------------

MEDICAL SUPPLIES -- 5.5%
American Medical Systems
  Holdings, Inc.*                                       43,400          870,604
Cholestech Corp.*                                       10,900          114,995
Integra LifeSciences
  Holdings Corp.*                                       15,900   $      345,825
Interpore
  International, Inc.*                                  25,100          242,717
LTX Corp.*                                              16,450          234,906
Med-Design Corp.*                                       40,150          519,541
Oakley, Inc.*                                           38,450          669,030
Orthofix International NV*                               2,950          103,693
Therasense, Inc.*                                       12,200          225,334
Thoratec
  Laboratories Corp.*                                   89,250          802,358
                                                                 --------------
                                                                      4,129,003
                                                                 --------------

METALS & MINING -- 0.1%
Steel Dynamics, Inc.*                                    6,100          100,467
                                                                 --------------

PHARMACEUTICALS -- 6.5%
Abgenix, Inc.*                                          32,050          314,090
Axcan Pharma, Inc.*                                     38,450          574,443
K-V Pharmaceutical
  Co. Cl. A*                                            21,450          579,150
Martek Biosciences Corp.*                               20,400          426,768
Medarex, Inc.*                                          23,150          171,773
Medicis Pharmaceutical
  Corp. Cl. A*                                          25,100        1,073,276
Noven Pharmaceuticals, Inc.*                             9,200          234,600
Priority Healthcare
  Corp. Cl. B*                                          15,350          360,725
Protein Design Labs, Inc.*                              19,250          209,055
Sangstat Medical Corp.*                                 29,600          680,208
Taro Pharmaceutical
  Industries Limited*                                   12,550          307,726
                                                                 --------------
                                                                      4,931,814
                                                                 --------------

PREPACKAGED SOFTWARE -- 6.4%
Actuate Software Corp.*                                 73,950          332,775
Altiris, Inc.*                                           2,000           10,384
Embarcadero
  Technologies, Inc.*                                   22,650          139,977
HPL Technologies, Inc.*                                 13,800          207,828
Informatica Corp.*                                      75,500          535,295
Lawson Software, Inc.*                                  45,950          265,132
Magma Design
  Automation, Inc.*                                      8,850          148,680
NetIQ Corp.*                                            30,950          700,399
Network Associates, Inc.*                                2,750           52,993
Pinnacle Systems, Inc.*                                 79,900          878,021
Precise Software
  Solutions Limited*                                    26,600          254,030
Quest Software, Inc.*                                   19,700          286,241
Retek, Inc.*                                            30,550          742,365
THQ, Inc.*                                               7,700          229,614
                                                                 --------------
                                                                      4,783,734
                                                                 --------------

RESTAURANTS -- 2.6%
CKE Restaurants, Inc.*                                 100,050   $    1,138,569
P.F. Chang's China
  Bistro, Inc.*                                         15,600          490,152
Rubio's Restaurants, Inc.*                              35,500          317,051
                                                                 --------------
                                                                      1,945,772
                                                                 --------------

RETAIL -- 0.7%
1-800-Flowers.com, Inc.*                                30,600          341,496
GSI Commerce, Inc.*                                     29,450          219,403
                                                                 --------------
                                                                        560,899
                                                                 --------------

TELEPHONE UTILITIES -- 0.9%
Novatel Wireless, Inc.*                                 12,000            3,960
West Corp.*                                             30,550          673,933
                                                                 --------------
                                                                        677,893
                                                                 --------------

TRANSPORTATION -- 0.5%
Expedia, Inc. Cl. A*                                     6,200          367,598
                                                                 --------------

TOTAL EQUITIES
(Cost $86,007,543)                                                   72,651,581
                                                                 --------------

WARRANTS -- 0.3%

TRANSPORTATION
Expedia, Inc.*                                           6,988          202,652
                                                                 --------------

TOTAL WARRANTS
(Cost $74,878)                                                          202,652
                                                                 --------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                --------------
SHORT-TERM INVESTMENTS -- 32.9%

CASH EQUIVALENTS -- 30.8%**
American Honda Motor Co.,
  Inc. Bank Note
  1.820% 04/08/2003                             $      369,686          369,686
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                                  3,505,191        3,505,191
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                  1,525,957        1,525,957
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                    631,489          631,489
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                                  2,128,661        2,128,661

    The accompanying notes are an integral part of the financial statements.

                                      226

                                                   PRINCIPAL         MARKET
                                                    AMOUNT            VALUE
                                                --------------   --------------
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                             $    3,410,042   $    3,410,042
Fleet National Bank Note
  2.000% 07/03/2002                                  1,777,625        1,777,625
Goldman Sachs Bank Note
  2.120% 08/05/2002                                  3,982,442        3,982,442
Merrill Lynch Bank Note
  1.910% 11/26/2002                                    505,191          505,191
Merrill Lynch Bank Note
  1.920% 04/16/2003                                    252,596          252,596
Merrimac Money
  Market Fund                                        2,161,788        2,161,788
Morgan Stanley
  Dean Witter & Co.
  2.080% 11/08/2002                                    378,894          378,894
National City Bank Note
  1.820% 01/23/2003                                    631,489          631,489
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                  1,262,978        1,262,978
US Bank Note
  1.800% 11/06/2002                                    631,489          631,489
                                                                 --------------
                                                                     23,155,518
                                                                 --------------

REPURCHASE AGREEMENT -- 2.1%
Investors Bank & Trust Company
  Repurchase  Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002(a)                                  1,581,427        1,581,427
                                                                 --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                  24,736,945
                                                                 --------------

TOTAL INVESTMENTS -- 129.8%
(COST $110,819,366)***                                               97,591,178

OTHER ASSETS/
(LIABILITIES) -- (29.8%)                                            (22,388,836)
                                                                 --------------

NET ASSETS -- 100.0%                                             $   75,202,342
                                                                 ==============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $1,581,563. Collateralized by U.S. Government Agency obligation with a rate of 7.014%, maturity date of 06/01/2018, and aggregate market value, including accrued interest, of $1,660,604.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL EMERGING GROWTH FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                  JUNE 30, 2002
                                                                   (UNAUDITED)
                                                                  -------------
ASSETS:
      Investments, at value (cost $86,082,421) (NOTE 2)           $  72,854,233
      Short-term investments, at amortized cost (NOTE 2)             24,736,945
                                                                  -------------
          Total Investments (including securities on loan with
            market values of $22,174,565)                            97,591,178
      Receivables from:
          Investments sold                                            1,764,069
          Investment adviser (NOTE 3)                                     1,756
          Interest and dividends                                         10,665
          Foreign taxes withheld                                             77
                                                                  -------------
               Total assets                                          99,367,745
                                                                  -------------

LIABILITIES:
      Payables for:
          Investments purchased                                         934,568
          Securities on loan (NOTE 2)                                23,155,518
          Directors' fees and expenses (NOTE 3)                           1,911
          Affiliates (NOTE 3):
               Investment management fees                                47,447
               Administration fees                                       11,941
               Service fees                                               7,666
      Accrued expense and other liabilities                               6,352
                                                                  -------------
               Total liabilities                                     24,165,403
                                                                  -------------
      NET ASSETS                                                  $  75,202,342
                                                                  =============

NET ASSETS CONSIST OF:
      Paid-in capital                                             $ 148,337,951
      Accumulated net investment loss                                  (387,851)
      Accumulated net realized loss on investments                  (59,519,570)
      Net unrealized depreciation on investments                    (13,228,188)
                                                                  -------------
                                                                  $  75,202,342
                                                                  =============

NET ASSETS:
      Class A                                                     $  10,770,361
                                                                  =============
      Class L                                                     $  22,819,369
                                                                  =============
      Class Y                                                     $   2,392,877
                                                                  =============
      Class S                                                     $  39,219,735
                                                                  =============

SHARES OUTSTANDING:
      Class A                                                         2,470,453
                                                                  =============
      Class L                                                         5,207,971
                                                                  =============
      Class Y                                                           544,202
                                                                  =============
      Class S                                                         8,906,826
                                                                  =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
      Class A                                                     $        4.36
                                                                  =============
      Class L                                                     $        4.38
                                                                  =============
      Class Y                                                     $        4.40
                                                                  =============
      Class S                                                     $        4.40
                                                                  =============

     The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS

                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 2002
                                                                   (UNAUDITED)
                                                                ----------------
INVESTMENT INCOME (NOTE 2):
      Dividends (net of withholding tax of $115)                $         12,423
      Interest (including securities lending income of $38,925)           63,690
                                                                ----------------
                Total investment income                                   76,113
                                                                ----------------

EXPENSES (NOTE 2):
      Investment management fees (NOTE 3)                                353,184
      Custody fees                                                        20,068
      Shareholder reporting fees                                           2,376
      Audit and legal fees                                                 2,107
      Directors' fees (NOTE 3)                                             1,023
                                                                ----------------
                                                                         378,758
      Administration fees (NOTE 3):
         Class A                                                          20,419
         Class L                                                          43,582
         Class Y                                                           2,725
         Class S                                                          20,332
      Service fees (NOTE 3):
         Class A                                                          15,265
                                                                ----------------
             Total expenses                                              481,081
      Expenses waived (NOTE 3)                                           (18,477)
                                                                ----------------
             Net expenses                                                462,604
                                                                ----------------
             NET INVESTMENT LOSS                                        (386,491)
                                                                ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on investment transactions                    (5,875,752)
      Net change in unrealized appreciation (depreciation) on
        investments                                                  (23,626,963)
                                                                ----------------
              NET REALIZED AND UNREALIZED LOSS                       (29,502,715)
                                                                ----------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS      $    (29,889,206)
                                                                ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2002       YEAR ENDED
                                                                                 (UNAUDITED)     DECEMBER 31, 2001
                                                                              ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment loss                                                      $       (386,491)  $        (485,373)
     Net realized loss on investment transactions                                   (5,875,752)        (39,787,457)
     Net change in unrealized appreciation (depreciation) on investments           (23,626,963)         26,211,134
                                                                              ----------------   -----------------
         NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      (29,889,206)        (14,061,696)
                                                                              ----------------   -----------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
     Class A                                                                         2,179,010           8,786,185
     Class L                                                                         5,505,826          15,283,550
     Class Y                                                                            68,923             559,128
     Class S                                                                        (1,032,504)          7,758,936
                                                                              ----------------   -----------------
         INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                     6,721,255          32,387,799
                                                                              ----------------   -----------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (23,167,951)         18,326,103

NET ASSETS:
      Beginning of period                                                           98,370,293          80,044,190
                                                                              ----------------   -----------------
      End of period (including accumulated net investment loss of
        $387,851 and $1,360, respectively)                                    $     75,202,342   $      98,370,293
                                                                              ================   =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  CLASS A
                                                                  -------
                                            SIX MONTHS ENDED
                                                 6/30/02          YEAR ENDED      PERIOD ENDED
                                               (UNAUDITED)         12/31/01         12/31/00+
                                            ----------------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $           6.11      $     7.31      $      10.00
                                            ----------------      ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                  (0.03)***       (0.06)***         (0.05)***
  Net realized and unrealized loss
     on investments                                    (1.72)          (1.14)            (2.64)
                                            ----------------      ----------      ------------
       Total loss from
         investment operations                         (1.75)          (1.20)            (2.69)
                                            ----------------      ----------      ------------
NET ASSET VALUE, END OF PERIOD              $           4.36      $     6.11      $       7.31
                                            ================      ==========      ============
TOTAL RETURN@                                         (28.64)%**      (16.53)%         (26.80)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $         10,770      $   12,760      $      5,197
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                              1.43%*          1.44%             1.48%*
     After expense waiver#                              1.39%*          1.41%              N/A
  Net investment loss to average
     daily net assets                                  (1.22)%*        (0.96)%           (0.82)%*
  Portfolio turnover rate                                 84%**          139%              132%**

                                                                  CLASS L
                                                                  -------
                                            SIX MONTHS ENDED
                                                6/30/02           YEAR ENDED      PERIOD ENDED
                                              (UNAUDITED)          12/31/01         12/31/00+
                                            ----------------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $           6.13      $     7.31      $      10.00
                                            ----------------      ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                  (0.03)***       (0.04)***         (0.03)***
  Net realized and unrealized loss
     on investments                                    (1.72)          (1.14)            (2.66)
                                            ----------------      ----------      ------------
       Total loss from
         investment operations                         (1.75)          (1.18)            (2.69)
                                            ----------------      ----------      ------------
NET ASSET VALUE, END OF PERIOD              $           4.38      $     6.13      $       7.31
                                            ================      ==========      ============
TOTAL RETURN@                                         (28.55)%**      (16.37)%          (26.70)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $         22,819      $   26,106      $     12,753
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                              1.18%*          1.18%             1.23%*
     After expense waiver#                              1.14%*          1.16%              N/A
  Net investment loss to average
     daily net assets                                  (0.97)%*        (0.71)%           (0.54)%*
  Portfolio turnover rate                                 84%*           139%              132%**

                                                                  CLASS Y
                                                                  -------
                                            SIX MONTHS ENDED
                                                 6/30/02          YEAR ENDED      PERIOD ENDED
                                               (UNAUDITED)         12/31/01         12/31/00+
                                            ----------------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $           6.15      $     7.32      $      10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                  (0.02)***       (0.03)***         (0.02)***
  Net realized and unrealized loss
     on investments                                    (1.73)          (1.14)            (2.66)

       Total loss from
         investment operations                         (1.75)          (1.17)            (2.68)
                                            ----------------      ----------      ------------
NET ASSET VALUE, END OF PERIOD              $           4.40      $     6.15      $       7.32
                                            ================      ==========      ============
TOTAL RETURN@                                         (28.46)%**      (16.10)%          (26.70)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $          2,393      $    3,309      $      3,222
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                              1.03%*          1.04%             1.06%*
     After expense waiver#                              0.99%*          1.01%              N/A
  Net investment loss to average
     daily net assets                                  (0.82)%*        (0.55)%           (0.35)%*
  Portfolio turnover rate                                 84%**          139%              132%**

                                                                  CLASS S
                                                                  -------
                                            SIX MONTHS ENDED
                                                 6/30/02          YEAR ENDED      PERIOD ENDED
                                               (UNAUDITED)         12/31/01         12/31/00+
                                            ----------------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $           6.15      $     7.32      $      10.00
                                            ----------------      ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                  (0.02)***       (0.03)***         (0.02)***
  Net realized and unrealized loss
     on investments                                    (1.73)          (1.14)            (2.66)
                                            ----------------      ----------      ------------
       Total loss from
         investment operations                         (1.75)          (1.17)            (2.68)
                                            ----------------      ----------      ------------
NET ASSET VALUE, END OF PERIOD              $           4.40      $     6.15      $       7.32
                                            ================      ==========      ============

TOTAL RETURN@                                         (28.46)%**      (16.10)%          (26.70)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)         $         39,220      $   56,195      $     58,872
  Ratio of expenses to average daily
     net assets:
     Before expense waiver                              0.93%*          0.94%             0.98%*
     After expense waiver#                              0.89%*          0.91%              N/A*
  Net investment loss to average
     daily net assets                                  (0.72)%*        (0.45)%           (0.29)%*
  Portfolio turnover rate                                 84%**          139%              132%**

*   ANNUALIZED.
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
@ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH BY THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INTERNATIONAL EQUITY FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL INTERNATIONAL EQUITY FUND?

The objectives and policies of the Fund are to:
-  achieve a high total rate of return over the long term
-  invest in a diversified portfolio of foreign and domestic equity securities
- utilize dominant themes to guide investment decisions with respect to risks of investing in foreign securities (economic, political and social influences that are expected to dictate long-term growth trends)

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned -7.17%, well behind the -1.62% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a market capitalization-weighted, unmanaged index of over 1,000 foreign stocks.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

Like the U.S. markets, foreign stocks had a mediocre first quarter and a bad second quarter. Stocks worldwide had rallied in the fourth quarter of 2001 on the hope that falling interest rates would reinvigorate global economies and trigger a prompt rebound in earnings. In the first quarter, there was still uncertainty about how that scenario would play out. In the second quarter, however, all illusions of a quick recovery were shattered. Especially in the formerly high-flying growth sectors of technology, media and telecommunications, company after company cut earnings forecasts for the balance of 2002 and even for 2003 in many cases.

Adding to investors' uncertainty was a disturbing series of revelations of alleged accounting improprieties, punctuated near the end of June by WorldCom's admission that it had improperly booked nearly $4 billion of expenses over two years. The case could be one of the largest instances of accounting fraud in history. Numerous other companies, particularly in the telecommunications and utility industries, came under scrutiny for their accounting methods. While foreign stocks were somewhat insulated from the effects of these scandals and also were helped to some extent by a U.S. dollar that depreciated against the euro and the Japanese yen, there was still a negative Ohalo effect.O As a result, many foreign equities sold off sharply toward the end of the second quarter. Even the value side of the markets struggled, as stocks that had attracted investors because of their stable earnings growth struggled under the weight of being fully valued.

HOW DID THESE EVENTS AFFECT THE FUND, AND HOW DID YOU RESPOND?

The Fund's performance suffered in part from the fact that we owned a lot of non-index names with a lower average market capitalization than that of the benchmark. Given the volatile market environment, many investors retreated to the perceived safety of the biggest stocks, causing our holdings to underperform the benchmark. Moreover, we were hurt by investors' extreme aversion to any stock valued mainly for its future earnings potential.

There were minimal changes in the Fund's basic positioning during the period. As we observed after September 11, 2001, it can be risky to bob and weave in response to short-term events, and our outlook is decidedly longer term. Having said that, there were two initiatives that we pursued at the margin. First, we felt that the market was presenting us with opportunities to buy some great companies at bargain prices--opportunities that normally occur only once or twice a decade.

The other task to which we set ourselves was accumulating portfolios of smaller companies with superior growth potential. If you own a group of 10, for instance, and three of them develop as expected, you can do exceedingly well. Some might achieve above-average growth on their own, while others could benefit from being acquired. In the biotechnology industry, for example, Genentech has made it known that for the first time in its history the company is considering some acquisitions. We think that is indicative of the value inherent in this market.

WHICH STOCKS MOST AFFECTED THE FUND'S PERFORMANCE?

Dutch dredging company Boskalis Westminster was one of our best performers, as well as one of the Fund's largest holdings. Investors continued to underestimate this company, which boasted a dominant market share, decent yield, and an inexpensive valuation. Several Japanese gaming stocks also helped our performance, including Sega and Koei. These stocks benefited from a favorable product cycle. Expro International Group, a small oil exploration company based in the U.K., was aided by a favorable outlook for energy exploration stemming from firm crude oil prices. Oil prices trended higher during the period as a result of OPEC's discipline at maintaining its production quotas and escalating tension in the Middle East. Finally, two banks--Anglo Irish Bank and Espirito Santo Financial Group--based in Ireland and Portugal, respectively, were part of the financial services sector, which generally held its own against the downward trend in share prices better than many other sectors.

Looking at disappointments, French gaming stocks UBI Soft Entertainment and Infogrames Entertainment hurt our performance. Unlike their Japanese counterparts, these stocks were caught by a falling market in the middle of a weak part of their product cycles. Randstad Holdings, a Dutch employment agency, faltered due to uncertainty about how soon the economic recovery would take hold and thereby boost the company's placement fees. Another Dutch stock, office supplies retailer Buhrmann, declined in part because its revenues were denominated in U.S. dollars, which weakened significantly versus the euro. Oddly, investors appeared to ignore the fact that the company's debt is also dollar-denominated, which should help to protect it against the effects of a falling dollar.

WHAT IS YOUR OUTLOOK?

There are many reasons to be optimistic at this juncture. Investor sentiment is awful, which is frequently indicative of good buying opportunities. A lot of stocks are very cheap--assuming we don't get another round of significant earnings restatements. Industrial production is picking up in the U.S. and Europe, and governments everywhere are running expansionist fiscal policies. Monetary policy is stimulative in the U.S., though less so abroad. Furthermore, we are seeing a pickup in the kind of acquisition activity that often suggests valuations have reached compelling levels. However, just as the late 1990s bull market went farther and longer than anyone predicted, so this correction could test investors' patience even more than it already has. While we cannot predict where the market will go, we will depend on our thematic approach to stockpicking to steer us to the areas of the market with the best growth potential, as it has so often in the past.

MASSMUTUAL INTERNATIONAL EQUITY FUND
  LARGEST STOCK HOLDINGS (6/30/02)

Boskalis Westminster CVA
Embraer -- Empresa Brasileira de
  Aeronautica SA, Preference
Jenoptik AG
Sega Corp.
Reed International PLC
Halma PLC
Nintendo Co. Limited
Van der Moolen Holdings NV
Wella AG Preference
SkyePharma PLC

MASSMUTUAL INTERNATIONAL EQUITY FUND
LARGEST COUNTRY WEIGHTINGS (6/30/02)

                                 % OF FUND
United Kingdom                       20.48%
Japan                                16.14%
Netherlands                          14.80%
France                               11.61%
Germany                               7.23%
India                                 4.65%
Brazil                                4.56%
South Korea                           2.99%
Spain                                 2.71%
Croatia                               1.81%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual International Equity Fund Class S and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCIEAFE)

MASSMUTUAL INTERNATIONAL EQUITY FUND
TOTAL RETURN

                                                      FIVE YEAR       SINCE INCEPTION
              YEAR TO DATE          ONE YEAR       AVERAGE ANNUAL     AVERAGE ANNUAL
            1/1/02 - 6/30/02   7/1/01 - 6/30/02   7/1/97 - 6/30/02  10/3/94 - 6/30/02
Class S           -7.17%             -19.96%             1.03%             4.62%
-------------------------------------------------------------------------------

MSCI EAFE         -1.62%              -9.49%            -1.55%             2.39%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

            CLASS S     MSCI EAFE
10/3/94     $10,000      $10,000
6/95        $ 9,510      $10,156
6/96        $10,734      $11,505
6/97        $13,477      $12,981
6/98        $15,788      $13,773
6/99        $15,004      $14,822
6/00        $23,548      $17,365
6/01        $17,722      $13,266
6/02        $14,185      $12,007

Hypothetical Investments in MassMutual International Equity Fund Class A, Class Y and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MASSMUTUAL INTERNATIONAL EQUITY FUND
TOTAL RETURN

                                                   SINCE INCEPTION
              YEAR TO DATE          ONE YEAR       AVERAGE ANNUAL
            1/1/02 - 6/30/02   7/1/01 - 6/30/02   1/1/98 - 6/30/02
Class A           -7.35%             -20.27%            0.81%
Class Y           -7.08%             -19.98%            1.24%
------------------------------------------------------------

MSCI EAFE         -1.62%              -9.49%            0.23%

[CHART]

            CLASS A   CLASS Y  MSCI EAFE
1/1/98      $10,000   $10,000  $  10,000
6/98        $11,760   $11,780  $  11,593
6/99        $11,115   $11,191  $  12,476
6/00        $17,364   $17,551  $  14,616
6/01        $13,003   $13,208  $  11,166
6/02        $10,368   $10,569  $  10,106

Hypothetical Investments in MassMutual International Equity Fund Class L and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MASSMUTUAL INTERNATIONAL EQUITY FUND
TOTAL RETURN

                                                   SINCE INCEPTION
              YEAR TO DATE          ONE YEAR       AVERAGE ANNUAL
            1/1/02 - 6/30/02   7/1/01 - 6/30/02   5/3/99 - 6/30/02
Class L           -7.12%             -20.04%            -1.67%
-------------------------------------------------------------

MSCI EAFE         -1.62%              -9.49%            -6.87%

[CHART]

            CLASS L   MSCI EAFE
5/3/99      $10,000     $10,000
6/99        $10,092     $ 9,855
6/00        $15,791     $11,546
6/01        $11,859     $ 8,820
6/02        $ 9,482     $ 7,983

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE MSCI EAFE IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAS) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL INTERNATIONAL EQUITY FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                   NUMBER OF         MARKET
                                                    SHARES           VALUE
                                                --------------   --------------
EQUITIES -- 97.1%

AEROSPACE & DEFENSE -- 3.4%
Embraer - Empresa
  Brasileira de Aeronautica
  SA, Preference                                     5,682,619   $   30,003,660
                                                                 --------------
AUTOS & HOUSING -- 1.4%
Aucnet, Inc.                                           269,080        2,759,146
Ducati Motor Holding
  SpA*                                               2,862,500        4,523,322
Porsche AG, Preference                                  10,797        5,118,425
                                                                 --------------
                                                                     12,400,893
                                                                 --------------

BANKING -- 4.7%
Anglo Irish Bank
  Corp. PLC                                          1,258,000        8,113,094
Banco Popolare di
  Verona e Novara Scrl                                 296,300        3,842,270
Espirito Santo Financial
  Group ADR                                            262,802        4,173,296
ICICI Banking Limited
  Sponsored ADR                                      1,501,875       10,513,125
Royal Bank of Scotland
  Group PLC                                            315,730        8,951,577
Unibanco-Uniao de
  Banco Brasileiros SA
  Sponsored GDR                                        309,700        5,110,050
                                                                 --------------
                                                                     40,703,412
                                                                 --------------

COMPUTER HARDWARE -- 0.1%
Imagineer Co. Limited                                  205,000        1,210,955
                                                                 --------------

COMPUTER SOFTWARE/SERVICES -- 4.6%
Alten*                                                 295,210        3,207,132
Computer Service
  Solutions Holding NV*                                958,451        1,893,132
Infosys Technologies
  Limited                                              147,463        9,914,380
NIIT Limited                                         1,661,025        8,460,099
Oberthur Card
  Systems SA*                                          695,299        2,142,494
Software AG Registered                                 568,180        8,024,406
Unit 4 Agresso NV*                                     997,485        6,541,307
                                                                 --------------
                                                                     40,182,950
                                                                 --------------

CONSUMER SERVICES -- 5.0%
Amadeus Global Travel
  Distribution SA Cl. A*                             1,014,200        6,490,677
BTG PLC*                                             1,268,630        6,574,802
Hays PLC                                             1,627,501        3,820,396
Prosegur, CIA de
  Seguridad SA                                         667,024        9,394,032
Randstad Holdings NV                                   663,000   $    7,746,227
Rentokil Initial PLC                                 2,300,270        9,361,869
                                                                 --------------
                                                                     43,388,003
                                                                 --------------

DIVERSIFIED FINANCIAL -- 4.6%
3i Group PLC                                           463,466        4,835,712
Collins Stewart
  Holdings PLC                                       2,002,360       11,293,110
Julius Baer Holding
  AG, Cl. B                                             15,787        4,535,097
Magnus Holding NV*                                   1,670,091        1,814,387
Van der Moolen
  Holding NV                                           814,950       17,224,131
                                                                 --------------
                                                                     39,702,437
                                                                 --------------

ELECTRICAL EQUIPMENT -- 6.2%
ASM International NV*                                  731,300       12,622,238
Halma PLC                                            7,560,500       18,545,150
Toshiba Corp.*                                       3,058,000       12,450,953
Ushio, Inc.                                            888,000       10,550,239
                                                                 --------------
                                                                     54,168,580
                                                                 --------------

ELECTRONICS -- 5.2%
Electrocomponents PLC                                  679,700        3,807,543
Hamamatsu
  Photonics KK                                         572,000       12,718,420
Keyence Corp.                                           35,100        7,435,493
Murata Manufacturing
  Co. Limited                                          131,200        8,428,773
Omron Corp.                                            578,021        8,367,259
Sony Corp.                                              87,412        4,616,516
                                                                 --------------
                                                                     45,374,004
                                                                 --------------

ENTERTAINMENT & LEISURE -- 10.7%
Capcom Co. Limited                                     455,700       11,786,407
Eidos PLC*                                           2,524,700        4,925,942
Infogrames
  Entertainment SA*                                  2,240,224        8,473,871
Koei Co. Limited                                       311,904        9,602,557
Nintendo Co. Limited                                   122,100       17,980,446
Sega Corp.*                                          1,029,400       24,735,247
UBI Soft
  Entertainment SA*                                    847,792       15,071,368
Village Roadshow Limited,
  Cl. A Preference                                   1,292,864          740,294
                                                                 --------------
                                                                     93,316,132
                                                                 --------------

HEALTHCARE/DRUGS -- 11.3%
Marshall Edwards, Inc.*                                875,000   $    3,134,513
Neurosearch A/S*                                       304,195        3,983,586
Nicox SA*                                              834,600       15,249,060
Novogen Limited*                                     5,604,600        6,449,774
Oxford
  Glycosciences PLC*                                   448,363        1,828,200
Pliva d.d. GDR+                                      1,095,350       15,798,671
PowderJect
  Pharmaceuticals PLC*                               2,418,401       15,556,364
Sanofi-Synthelabo SA                                   171,550       10,436,707
Shire Pharmaceuticals
  Group PLC*                                         1,107,370        9,790,147
SkyePharma PLC*                                     17,025,770       16,479,243
                                                                 --------------
                                                                     98,706,265
                                                                 --------------

HEALTHCARE/SUPPLIES & SERVICES -- 2.9%
Biocompatibles
  International PLC*                                 3,287,886        5,061,700
Cambridge Antibody
  Technology Group PLC*                                212,400        3,350,929
Fresenius Medical
  Care AG, Preference                                  220,569        7,406,531
Hoya Corp.                                             103,300        7,515,478
Ortivus AB, A Shares*                                  228,600          169,141
Ortivus AB, B Shares*                                  730,410        1,470,315
                                                                 --------------
                                                                     24,974,094
                                                                 --------------

HOUSEHOLD PRODUCTS -- 1.5%
SEB SA                                                 149,390       13,145,932
                                                                 --------------

INDUSTRIAL - DIVERSIFIED -- 0.5%
Ackermans & Van
  Haaren NV                                            171,100        4,731,514
                                                                 --------------

INDUSTRIAL SERVICES -- 6.5%
Boskalis Westminster                                 1,332,602       43,221,080
ICTS International NV*                                 198,300        1,388,100
Technip-Coflexip SA ADR*                               451,854       11,974,131
                                                                 --------------
                                                                     56,583,311
                                                                 --------------

INSURANCE -- 1.8%
Ceres, Inc.                                             27,000          175,500
Ceres, Inc.
  Preferred Stocks                                      66,772          434,018
Ceres, Inc. Preferred
  Callable Stocks                                      900,000        5,850,000
Ockham Holdings PLC                                  1,550,916          874,717
SCOR SA                                                276,262        8,430,853
                                                                 --------------
                                                                     15,765,088
                                                                 --------------

    The accompanying notes are an integral part of the financial statements.

                                       235

                                                   NUMBER OF        MARKET
                                                    SHARES           VALUE
                                                --------------   --------------
MANUFACTURING -- 6.1%
Aalberts Industries NV                                 747,803   $   13,869,951
FKI PLC                                              2,087,999        4,988,856
GSI Lumonics, Inc.*                                    862,400        6,640,480
Jenoptik AG                                          1,353,509       25,772,706
Sauer, Inc.                                            185,900        2,111,824
                                                                 --------------
                                                                     53,383,817
                                                                 --------------

MEDIA -- 7.0%
British Sky Broadcasting
  Group PLC*                                           806,333        7,730,960
Grupo Televisa SA
  Sponsored GDR*                                       235,200        8,791,776
Reed International PLC                               2,543,961       24,177,805
Sogecable SA*                                          407,200        7,745,636
Wolters Kluwer NV                                      323,494        6,140,595
ZEE Telefilms Limited                                2,619,902        6,796,550
                                                                 --------------
                                                                     61,383,322
                                                                 --------------

NON-DURABLE HOUSEHOLD GOODS -- 1.9%
Wella AG, Preference                                   278,900       16,747,276
                                                                 --------------

OIL & GAS -- 1.0%
Expro International
  Group PLC                                          1,250,830        8,865,883
                                                                 --------------

REAL ESTATE -- 0.7%
Solidere GDR*+                                       1,499,100        5,922,644
                                                                 --------------

RETAIL - GENERAL -- 3.4%
Buhrmann NV                                            831,500        7,670,089
Bulgari SpA                                            559,800        3,532,842
Compagnie Financiere
  Richemont AG,
  A Units                                              109,000        2,479,336
LG Home Shopping, Inc.                                 146,191       16,041,436
                                                                 --------------
                                                                     29,723,703
                                                                 --------------

TELECOMMUNICATIONS -- 2.1%
BT Group PLC*                                        2,079,140        7,986,393
Tele Norte Leste
  Participacoes SA                                 551,837,388        4,635,434
Toyo Communication
  Equipment Co. Limited*                               206,000          601,561
Videsh Sanchar
  Nigam Limited ADR                                    802,005        4,892,231
                                                                 --------------
                                                                     18,115,619
                                                                 --------------

TRANSPORTATION -- 4.5%
Eurotunnel SA*                                      14,782,440       12,993,765
Hyundai Heavy
  Industries
  Co. Limited*                                         480,680       10,049,433
Smit Internationale NV                                 386,431        8,949,665
Tsakos Energy Navigation
  Limited (NOR)*                                       255,394        4,492,534
Tsakos Energy Navigation
  Limited (USD)*                                       192,000   $    2,688,000
                                                                 --------------
                                                                     39,173,397
                                                                 --------------

TOTAL EQUITIES
(COST $1,057,487,645)                                               847,672,891
                                                                 --------------

WARRANTS -- 0.0%

INSURANCE
Ceres, Inc. Warrants,
  Series C-1                                            30,048          195,312
Ceres, Inc. Warrants,
  Series D                                               2,700           17,550
                                                                 --------------
                                                                        212,862
                                                                 --------------

TOTAL WARRANTS
(COST $0)                                                               212,862
                                                                 --------------

                                                  PRINCIPAL
                                                   AMOUNT
                                                --------------
SHORT-TERM INVESTMENTS -- 24.6%

CASH EQUIVALENTS -- 21.9%**
American Honda Motor
  Co., Inc. Bank Note
  1.820% 04/08/2003                             $    5,225,803        5,225,803
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                                  1,411,124        1,411,124
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                 22,355,618       22,355,618
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                  5,201,406        5,201,406
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                                 16,069,380       16,069,380
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                 41,087,590       41,087,590
Fleet National Bank Note
  2.000% 07/03/2002                                  1,237,641        1,237,641
Goldman Sachs Bank Note
  2.120% 08/05/2002                                  5,442,579        5,442,579
Merrill Lynch Bank Note
  1.910% 11/26/2002                                  4,161,125        4,161,125
Merrill Lynch Bank Note
  1.920% 04/16/2003                                  2,080,562        2,080,562
Merrimac Money
  Market Fund                                       32,276,432       32,276,432

                                                   PRINCIPLE        MARKET
                                                    SHARES           VALUE
                                                --------------   --------------
Metlife Insurance Co.
  Funding Agreement
  1.890% 8/01/2002                              $   30,000,000   $   30,000,000
Morgan Stanley Dean
  Witter & Co.
  2.080% 11/08/2002                                  3,120,843        3,120,843
National City Bank Note
  1.820% 01/23/2003                                  5,201,406        5,201,406
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                 10,652,811       10,652,811
US Bank Note
  1.800% 11/06/2002                                  5,201,406        5,201,406
                                                                 --------------
                                                                    190,725,726
                                                                 --------------

REPURCHASE AGREEMENT -- 2.7%
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002 (a)                                23,333,640       23,333,640
                                                                 --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                 214,059,366
                                                                 --------------

TOTAL INVESTMENTS -- 121.7%
(COST $1,271,547,011)***                                          1,061,945,119

OTHER ASSETS/
(LIABILITIES) -- (21.7%)                                           (189,176,862)
                                                                 --------------

NET ASSETS -- 100.0%                                             $  872,768,257
                                                                 ==============

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt.
GDR - Global Depository Receipt.
*   Non-income producing security.
**  Represents investments of security lending collateral. (NOTE 2).
*** Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Maturity value of $23,335,643. Collateralized by U.S. Government Agency obligations with rates of 5.969%-6.500%, maturity dates of 05/01/2021-08/01/2025, and aggregate market value, including accrued interest, of $24,500,391.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL INTERNATIONAL EQUITY FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                               JUNE 30, 2002
                                                                                                (UNAUDITED)
                                                                                             ----------------
ASSETS:
    Investments, at value (cost $1,057,487,645) (NOTE 2)                                     $    847,885,753
    Short-term investments, at amortized cost (NOTE 2)                                            214,059,366
                                                                                             ----------------
       Total Investments (including securities on loan with market values of $178,425,797)      1,061,945,119
    Cash                                                                                                7,837
    Foreign currency, at value (cost $662,272)                                                        706,483
    Receivables from:
       Investments sold                                                                               598,980
       Interest and dividends                                                                       2,615,647
       Foreign taxes withheld                                                                         319,037
                                                                                             ----------------
          Total assets                                                                          1,066,193,103
                                                                                             ----------------

LIABILITIES:
    Payables for:
       Investments purchased                                                                        1,914,858
       Open forward foreign currency contracts (Note 2)                                                 1,044
       Securities on loan (Note 2)                                                                190,725,726
       Directors' fees and expenses (NOTE 3)                                                           12,263
       Affiliates (NOTE 3):
          Investment management fees                                                                  563,694
          Administration fees                                                                         100,115
          Service fees                                                                                 27,882
    Accrued expense and other liabilities                                                              79,264
                                                                                             ----------------
          Total liabilities                                                                       193,424,846
                                                                                             ----------------
    NET ASSETS                                                                               $    872,768,257
                                                                                             ================

NET ASSETS CONSIST OF:
    Paid-in capital                                                                          $  1,228,856,313
    Undistributed net investment income                                                             8,398,651
    Accumulated net realized loss on investments and foreign  currency translations              (154,969,518)
    Net unrealized depreciation on investments, forward foreign currency contracts,
      foreign currency and  other assets and liabilities                                         (209,517,189)
                                                                                             ----------------
                                                                                             $    872,768,257
                                                                                             ================

NET ASSETS:
    Class A                                                                                  $     42,581,017
                                                                                             ================
    Class L                                                                                  $    117,449,164
                                                                                             ================
    Class Y                                                                                  $     52,743,082
                                                                                             ================
    Class S                                                                                  $    659,994,994
                                                                                             ================

SHARES OUTSTANDING:
    Class A                                                                                         5,037,660
                                                                                             ================
    Class L                                                                                        13,854,460
                                                                                             ================
    Class Y                                                                                         6,183,086
                                                                                             ================
    Class S                                                                                        77,174,841
                                                                                             ================

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
    Class A                                                                                  $           8.45
                                                                                             ================
    Class L                                                                                  $           8.48
                                                                                             ================
    Class Y                                                                                  $           8.53
                                                                                             ================
    Class S                                                                                  $           8.55
                                                                                             ================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                             SIX MONTHS ENDED
                                                                                              JUNE 30, 2002
                                                                                                (UNAUDITED)
                                                                                             ----------------
INVESTMENT INCOME: (NOTE 2)
    Dividends (net of withholding tax of $1,278,280)                                         $     12,904,451
    Interest (including securities lending income of $969,906)                                      1,011,746
                                                                                             ----------------
          Total investment income                                                                  13,916,197
                                                                                             ----------------

EXPENSES: (NOTE 2)
    Investment management fees (NOTE 3)                                                             3,809,762
    Custody fees                                                                                      457,213
    Audit and legal fees                                                                               22,338
    Shareholder reporting fees                                                                         22,161
    Directors' fees (NOTE 3)                                                                            9,650
                                                                                             ----------------
                                                                                                    4,321,124
    Administration fees (NOTE 3):
       Class A                                                                                         62,085
       Class L                                                                                        174,772
       Class Y                                                                                         38,085
       Class S                                                                                        393,687
    Service fees (NOTE 3):
       Class A                                                                                         52,579
                                                                                             ----------------
          Total expenses                                                                            5,042,332
    Expenses waived (NOTE 3)                                                                          (26,795)
                                                                                             ----------------
       Net expenses                                                                                 5,015,537
                                                                                             ----------------
          NET INVESTMENT INCOME                                                                     8,900,660
                                                                                             ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized loss on:
       Investment transactions                                                                    (46,790,764)
       Foreign currency transactions                                                                 (905,358)
                                                                                             ----------------
          Net realized loss                                                                       (47,696,122)
                                                                                             ----------------
    Net change in unrealized appreciation (depreciation) on:
       Investments                                                                                (21,000,939)
       Translation of assets and liabilities in foreign currencies                                     80,688
                                                                                             ----------------
          Net unrealized loss                                                                     (20,920,251)
                                                                                             ----------------
          NET REALIZED AND UNREALIZED LOSS                                                        (68,616,373)
                                                                                             ----------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $    (59,715,713)
                                                                                             ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SIX MONTHS ENDED
                                                                                          JUNE 30, 2002        YEAR ENDED
                                                                                           (UNAUDITED)      DECEMBER 31, 2001
                                                                                        -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                               $       8,900,660   $       7,980,358
    Net realized loss on investment transactions and foreign currency transactions            (47,696,122)        (82,658,583)
    Net change in unrealized appreciation (depreciation) on investments and
      translation of assets and liabilities in foreign currencies                             (20,920,251)       (202,421,913)
                                                                                        -----------------   -----------------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   (59,715,713)       (277,100,138)
                                                                                        -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
    From net investment income:
    Class A                                                                                             -              (5,606)
    Class L                                                                                             -            (235,664)
    Class Y                                                                                             -            (189,004)
    Class S                                                                                             -          (2,518,415)
                                                                                        -----------------   -----------------
       TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                                   -          (2,948,689)
                                                                                        -----------------   -----------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
    Class A                                                                                     6,132,204          23,019,102
    Class L                                                                                    19,527,207          64,987,385
    Class Y                                                                                     2,958,774          31,024,733
    Class S                                                                                   (15,994,756)        (71,754,205)
                                                                                        -----------------   -----------------
       INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                                 12,623,429          47,277,015
                                                                                        -----------------   -----------------
   TOTAL DECREASE IN NET ASSETS                                                               (47,092,284)       (232,771,812)

NET ASSETS:
    Beginning of period                                                                       919,860,541       1,152,632,353
                                                                                        -----------------   -----------------
    End of period (including undistributed net investment income of $8,398,651
      and accumulated net investment loss of $502,009, respectively)                    $     872,768,257   $     919,860,541
                                                                                        =================   =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     CLASS A
                                                                                     --------
                                             SIX MONTHS ENDED
                                                 6/30/02           YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                               (UNAUDITED)          12/31/01         12/31/00         12/31/99        12/31/98+
                                             ----------------      ----------       ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $           9.12      $    12.06       $    16.91       $    11.37       $    12.81
                                             ----------------      ----------       ----------       ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.07***         0.04***         (0.13)***        (0.04)***         0.01***
  Net realized and unrealized gain (loss)
   on investments                                       (0.74)          (2.98)           (1.50)            6.39             0.53
                                             ----------------      ----------       ----------       ----------       ----------
       Total income (loss) from investment
        operations                                      (0.67)          (2.94)           (1.63)            6.35             0.54
                                             ----------------      ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                -           (0.00)****       (0.02)           (0.00)****       (0.12)
  From net realized gains                                   -               -            (3.20)           (0.81)           (1.86)
                                             ----------------      ----------       ----------       ----------       ----------
       Total distributions                                  -           (0.00)           (3.22)           (0.81)           (1.98)
                                             ----------------      ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD               $           8.45      $     9.12       $    12.06       $    16.91       $    11.37
                                             ================      ==========       ==========       ==========       ==========
TOTAL RETURN@                                           (7.35)%**      (24.37)%          (9.30)%          56.25%            4.40%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)          $         42,581      $   39,762       $   26,246       $      548       $      135
  Ratio of expenses to average daily net
   assets:
     Before expense waiver                               1.51%*          1.51%            1.67%            1.55%            1.69%
     After expense waiver#                               1.50%*          1.50%             N/A              N/A              N/A
  Net investment income (loss) to average
   daily net assets                                      1.64%*          0.42%           (0.81)%          (0.28)%           0.10%
  Portfolio turnover rate                                  21%**           38%              69%              63%              80%

                                                                          CLASS L
                                                                          -------
                                             SIX MONTHS ENDED
                                                 6/30/02           YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                               (UNAUDITED)          12/31/01         12/31/00        12/31/99++
                                             ----------------      ----------       ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD         $           9.13      $    12.07       $    16.89     $      12.00
                                             ----------------      ----------       ----------     ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.08***         0.07***         (0.06)***         0.05***
  Net realized and unrealized gain (loss)
   on investments                                       (0.73)          (2.99)           (1.54)            5.78
                                             ----------------      ----------       ----------     ------------
       Total income (loss) from investment
        operations                                      (0.65)          (2.92)           (1.60)            5.73
                                             ----------------      ----------       ----------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                -           (0.02)           (0.02)           (0.03)
  From net realized gains                                   -               -            (3.20)           (0.81)
                                             ----------------      ----------       ----------     ------------
       Total distributions                                  -           (0.02)           (3.22)           (0.84)
                                             ----------------      ----------       ----------     ------------
NET ASSET VALUE, END OF PERIOD               $           8.48      $     9.13       $    12.07     $      16.89
                                             ================      ==========       ==========     ============
TOTAL RETURN@                                           (7.12)%**      (24.18)%          (9.12)%          48.17%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)          $        117,449      $  106,987       $   67,113     $      7,335
  Ratio of expenses to average daily net
   assets:
     Before expense waiver                               1.26%*          1.26%            1.37%            1.26%*
     After expense waiver#                               1.25%*          1.25%             N/A              N/A
  Net investment income (loss) to average
   daily net assets                                      1.89%*          0.66%           (0.37)%          (0.54)%*
  Portfolio turnover rate                                  21%**           38%              69%              63%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  **** DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  +    AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  ++ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHANGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

                                                                               CLASS Y
                                                                               -------
                                             SIX MONTHS ENDED
                                                 6/30/02           YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                               (UNAUDITED)          12/31/01         12/31/00         12/31/99        12/31/98+
                                             ----------------      ----------       ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $           9.18      $    12.14       $    16.95       $    11.37       $    12.83
                                             ----------------      ----------       ----------       ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.09***         0.08***          0.00***++       (0.01)***         0.06***
  Net realized and unrealized gain
     (loss) on investments                              (0.74)          (3.01)           (1.58)            6.44             0.55
                                             ----------------      ----------       ----------       ----------       ----------
       Total income (loss) from
         investment operations                          (0.65)          (2.93)           (1.58)            6.43             0.61
                                             ----------------      ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                -           (0.03)           (0.03)           (0.04)           (0.21)
  From net realized gains                                   -               -            (3.20)           (0.81)           (1.86)
                                             ----------------      ----------       ----------       ----------       ----------
       Total distributions                                  -           (0.03)           (3.23)           (0.85)           (2.07)
                                             ----------------      ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD               $           8.53      $     9.18       $    12.14       $    16.95       $    11.37
                                             ================      ==========       ==========       ==========       ==========
TOTAL RETURN@                                           (7.08)%**      (24.10)%          (8.97)%          57.04%            4.84%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)          $         52,743      $   51,999       $   31,651       $    9,335       $      503
  Ratio of expenses to average
   daily net assets:
     Before expense waiver                               1.11%*          1.11%            1.18%            1.11%            1.23%
     After expense waiver#                               1.10%*          1.10%             N/A              N/A              N/A
  Net investment income (loss) to average
    daily net assets                                     1.93%*          0.79%            0.02%           (0.09)%           0.43%
  Portfolio turnover rate                                  21%**           38%              69%              63%              80%

                                                                   CLASS S (1)
                                                                   -----------
                                             SIX MONTHS ENDED
                                                 6/30/02            YEAR ENDED       YEAR ENDED
                                               (UNAUDITED)           12/31/01         12/31/00
                                             ----------------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $           9.21       $    12.16       $    16.96
                                             ----------------       ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income                                  0.09***          0.08***          0.04***
  Net realized and unrealized gain
    (loss) on investments                               (0.75)           (3.00)           (1.61)
                                             ----------------       ----------       ----------
       Total income (loss) from
         investment operations                          (0.66)           (2.92)           (1.57)
                                             ----------------       ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                                -            (0.03)           (0.03)
  From net realized gains                                   -                -            (3.20)
                                             ----------------       ----------       ----------
       Total distributions                                  -            (0.03)           (3.23)
                                             ----------------       ----------       ----------
NET ASSET VALUE, END OF PERIOD               $           8.55       $     9.21       $    12.16
                                             ================       ==========       ==========
TOTAL RETURN@                                           (7.17)%**       (23.99)%          (8.95)%

RATIOS / SUPPLEMENTAL DATA:

  Net assets, end of period (000's)          $        659,995       $  721,113       $1,027,623
  Ratio of expenses to average
   daily net assets:
     Before expense waiver                               1.08%*           1.08%            1.12%
     After expense waiver                                1.07%*#          1.07%#            N/A
  Net investment income to average
    daily net assets                                     2.03%*           0.82%            0.22%
  Portfolio turnover rate                                  21%**            38%              69%

                                                               CLASS S(1)
                                                               ----------
                                             YEAR ENDED       YEAR ENDED     YEAR ENDED
                                              12/31/99         12/31/98       12/31/97
                                             ----------       ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $    11.37       $    12.38     $    11.11
                                             ----------       ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                            0.05***          0.10           0.06
  Net realized and unrealized gain
    (loss) on investments                          6.38             0.51           1.69
                                             ----------       ----------     ----------
       Total income (loss) from
         investment operations                     6.43             0.61           1.75
                                             ----------       ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                      (0.03)           (0.17)         (0.07)
  From net realized gains                         (0.81)           (1.45)         (0.41)
                                             ----------       ----------     ----------
       Total distributions                        (0.84)           (1.62)         (0.48)
                                             ----------       ----------     ----------
NET ASSET VALUE, END OF PERIOD               $    16.96       $    11.37     $    12.38
                                             ==========       ==========     ==========
TOTAL RETURN@                                     56.98%            5.05%         15.79%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)          $1,087,858       $  640,498     $  546,790
  Ratio of expenses to average
   daily net assets:
     Before expense waiver                         1.06%            1.04%          1.07%
     After expense waiver                           N/A              N/A           1.06%##
  Net investment income to average
    daily net assets                               0.42%            0.73%          0.53%
  Portfolio turnover rate                            63%              80%            83%

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  ++  NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  (1) CLASS S SHARES WERE PREVIOUSLY DESIGNATED AS CLASS 4 SHARES.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
  ## COMPUTED AFTER GIVING EFFECT TO THE VOLUNTARY PARTIAL WAIVER OF MANAGEMENT FEE BY MASSMUTUAL, WHICH TERMINATED MAY 1, 1997.
  +   AMOUNTS HAVE BEEN RESTATED TO REFLECT REVERSE STOCK SPLITS.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHANGES.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OVERSEAS FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MASSMUTUAL OVERSEAS
FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital
-  invest in a diversified portfolio of foreign and domestic equity securities
-  utilize a blend of growth and value styles in making investment decisions
- rely primarily on fundamental analysis while also considering the macroeconomic outlook for various regional economies

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class S shares returned 3.44%, beating the -1.62% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a market capitalization-weighted, unmanaged index of over 1,000 foreign stocks.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

The Fund benefited from a strong first quarter that offered some cushion against a weaker second quarter. First-quarter results were favorable on both an absolute and relative basis, with superior stock selection driving our returns. With a global economic recovery apparently in progress and more economically sensitive companies poised to rebound, we increased our exposure to the consumer cyclical sector. Within the diverse cyclical sectors, our holdings in the motor vehicles and auto parts industry--for example, South Korea's Hyundai Motor--were particularly helpful. U.K. food retailer Somerfield, Australian conglomerate Pacific Dunlop and Japanese engineering services stock Meitec were other holdings that had a positive impact on our performance. In technology, South Korean conglomerate Samsung Electronics, one of whose primary businesses is manufacturing semiconductors, also performed well.

The pharmaceutical industry was one of the most notable drags on our returns in the first quarter. Drug companies faced a number of challenges, including patent expirations on some important products, a lull in new product development, increased competition from the generic drug market and growing reluctance by the FDA to approve new compounds. Additionally, investors anticipating an economic upturn moved their money into more economically sensitive sectors during the quarter. As a result, some of our leading detractors were drug companies, including Canadian stock Biovail, Japan's Takeda Chemical and the U.K.'s GlaxoSmithKline.

WHAT HAPPENED DURING THE SECOND QUARTER?

In the second quarter, investors became disenchanted with the slow pace of the global recovery. Although numerous countries posted encouraging economic data, these reports were overshadowed by concerns about corporate earnings and falling share prices in the U.S., where accounting scandals--exemplified by WorldCom's improper booking of $3.8 billion of expenses--exacerbated other negative factors. In this environment the Fund had a negative return but still managed to finish the first half of the year well ahead of the benchmark.

Our financial holdings provided some of the best performance during the quarter, with banks leading the pack. In this industry, France's BNP Paribas, Royal Bank of Scotland and Italy's Banca Pop de Verona all benefited from low interest rates that simulated borrowing, as well as the reputation of financial services companies for relatively stable earnings growth. In the consumer non-cyclical sector, our food and beverage holdings also did well, exemplified by France-based Pernod-Ricard and Givaudan, based in Switzerland. Energy companies also performed well, buoyed by firm prices for crude oil and natural gas and expectations that a global economic recovery would increase demand for energy products. In this category, the Fund benefited from Italy's Eni--Europe's fourth-largest oil company and a leader in the European natural gas market--and French oil refiner Total Fina Elf.

Detractors in the technology and telecommunications sectors were not hard to find. They included chipmaker Taiwan Semiconductor Manufacturing, software firms such as Germany's SAP and Israel's Orbotech, and Swedish telecom infrastructure play Ericsson. In the media industry, concerns about a possible slowdown in advertising revenues plagued stocks such as U.K.-based Aegis Group.

WHAT IS YOUR OUTLOOK?

Economically, we continue to believe that constructive trends are in place, although the pace of recovery could be slower than investors would prefer in the coming months. Moreover, with the defeat of the French political left in June, Europe appears to be warming up to free market capitalism, especially in view of the progressive governments already in place in Italy, Spain and Germany. Free market regimes tend to be associated with lower taxes, less regulation, freer labor markets and private pension programs, all of which should have a beneficial long-term effect on European share prices. Although we have learned from experience not to get overly enthusiastic about genuine change in Europe, we are cautiously optimistic.

   MASSMUTUAL OVERSEAS FUND
LARGEST STOCK HOLDINGS (6/30/02)

GlaxoSmithKline PLC
BNP Paribas SA
Diageo Capital PLC
Hunter Douglas NV
Ericsson (LM) Cl. B
Henkel KGaA
Akzo Nobel, Inc.
Banco Popolare di Verona e Novara Scrl
Pernod-Ricard SA
John Fairfax Holdings Limited

            MASSMUTUAL OVERSEAS FUND
      LARGEST COUNTRY WEIGHTINGS (6/30/02)

                                    % OF FUND
United Kingdom                         23.03%
France                                 11.56%
Japan                                  10.97%
Netherlands                             6.76%
Italy                                   5.13%
Switzerland                             5.07%
Sweden                                  4.88%
Germany                                 3.90%
Australia                               3.13%
Ireland                                 2.82%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Overseas Fund Class S, Class A, Class Y, Class L and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MASSMUTUAL OVERSEAS FUND
TOTAL RETURN

                                                        SINCE INCEPTION
                   YEAR TO DATE         ONE YEAR         AVERAGE ANNUAL
                1/1/02 - 6/30/02     7/1/01 - 6/30/02   5/1/01 - 6/30/02
Class S              3.44%                -6.94%             -11.07%
Class A              3.09%                -7.37%             -11.51%
Class Y              3.32%                -7.04%             -11.16%
Class L              3.21%                -7.26%             -11.34%
-------------------------------------------------------------------------

MSCI EAFE           -1.62%                -9.49%             -14.11%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              CLASS S       CLASS A       CLASS Y        CLASS L      MSCI EAFE
5/1/01        $10,000       $10,000       $10,000        $10,000      $10,000
6/01          $ 9,370       $ 9,360       $ 9,370        $ 9,370      $ 9,253
12/01         $ 8,430       $ 8,410       $ 8,430        $ 8,420      $ 8,512
6/02          $ 8,720       $ 8,670       $ 8,710        $ 8,690      $ 8,374

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE MSCI EAFE IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MASSMUTUAL OVERSEAS FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (Unaudited)

                                                   NUMBER OF        MARKET
                                                    SHARES           VALUE
                                                --------------   --------------
EQUITIES -- 95 3%

AEROSPACE & DEFENSE -- 1.3%
Rolls-Royce PLC                                        325,800   $      804,531
                                                                 --------------
AIR TRANSPORTATION -- 0.4%
Ryanair Holdings PLC
  Sponsored ADR*                                         1,401           48,854
Singapore Airlines Limited                              24,400          178,161
                                                                 --------------
                                                                        227,015
                                                                 --------------

APPAREL, TEXTILES & SHOES -- 2.0%
Chargeurs SA                                            24,000          639,982
Giordano International
  Limited                                              926,000          569,860
                                                                 --------------
                                                                      1,209,842
                                                                 --------------

AUTOS & HOUSING -- 4.7%
Autoliv ASP, Inc.                                       23,900          582,534
Bayerische Motoren
  Werke AG                                               6,442          261,554
Bridgestone Corp.                                       20,000          275,330
Compagnie Generale
  des Etablissements
  Michelin Cl. B                                        13,400          542,997
GKN PLC                                                 49,900          234,081
Honda Motor Co. Limited                                  3,200          129,756
Hyundai Motor Co. Limited                                7,080          212,760
Nissan Motor Co. Limited                                33,000          228,525
Renault SA                                               2,600          121,586
Valeo SA                                                 5,800          241,158
                                                                 --------------
                                                                      2,830,281
                                                                 --------------

BANKING -- 13.0%
Aareal Bank AG*                                          2,000           32,118
ABN Amro Holding NV                                      7,700          139,850
Alliance & Leicester PLC                                14,772          186,440
Allied Irish Banks PLC                                  18,681          248,151
Banco Latinoamericano
  de Exportaciones
  SA Cl. E                                               9,900          124,245
Banco Popolare
  di Verona e Novara Scrl                              170,200          910,318
Banco Popular Espanol                                    2,600          114,962
Bank of Ireland                                         28,600          356,182
Barclays PLC                                            43,216          363,624
BNP Paribas SA                                          25,446        1,407,342
Commonwealth
  Bank of Australia                                     14,500          268,048
Credit Lyonnais SA                                       5,300          227,173
Credit Suisse Group*                                     6,600          209,555
Danske Bank A/S                                         15,400          283,566
DePfa Bank PLC                                           2,000          110,614
Deutsche Bank AG                                         3,139   $      218,251
Erste Bank
  der oesterreichischen
  Sparkassen AG                                            759           54,234
HSBC Holdings PLC*                                      23,600          270,805
IntesaBci SpA                                           41,400          126,345
KBC
  Bankverzekeringsholding                                3,200          129,418
Nordea AB                                               16,798           91,391
Royal Bank of Scotland
  Group PLC                                             24,955          707,524
Svenska Handelsbanken
  AB, Cl. A                                              7,300          111,602
Unibanco-Uniao
  de Banco Brasileiros
  SA Sponsored GDR                                      32,000          528,000
UniCredito Italiano SpA                                 87,600          396,241
United Overseas Bank
  Limited                                               33,000          237,221
                                                                 --------------
                                                                      7,853,220
                                                                 --------------

BEVERAGES -- 5.5%
Diageo Capital PLC                                     104,639        1,358,947
Fomento Economico
  Mexicano SA de CV
  Sponsored ADR                                         19,300          756,946
Heineken NV                                              6,095          267,510
Interbrew                                                1,881           54,004
Pernod-Ricard SA                                         8,800          862,157
                                                                 --------------
                                                                      3,299,564
                                                                 --------------

CHEMICALS -- 4.6%
Air Liquide SA                                             926          142,485
Akzo Nobel, Inc.                                        20,945          912,037
Altadis SA                                              16,300          336,455
BASF AG                                                  6,900          321,309
Clariant AG                                              2,600           61,848
Givaudan SA Registered                                   2,020          814,429
Imperial Chemical
  Industries PLC                                        37,400          181,858
                                                                 --------------
                                                                      2,770,421
                                                                 --------------

COMPUTER SOFTWARE/SERVICES -- 1.4%
Meitec Corp.                                            25,300          835,902
TietoEnator OYJ                                            106            2,617
                                                                 --------------
                                                                        838,519
                                                                 --------------

CONSUMER SERVICES -- 4.5%
Accor SA                                                10,168          412,431
Adecco SA                                                5,178          307,585
Amadeus Global Travel
  Distribution SA Cl. A*                                19,961          127,746
Capita Group PLC                                        16,200   $       77,044
Fairmont Hotels
  & Resorts, Inc.                                        2,743           70,715
Group 4 Falck A/S                                        2,600           89,873
Hilton Group PLC                                        70,100          243,892
Michael Page
  International PLC                                    273,000          659,541
Rentokil Initial PLC                                    93,105          378,928
Securitas AB Cl. B                                      18,400          378,403
                                                                 --------------
                                                                      2,746,158
                                                                 --------------

DIVERSIFIED FINANCIAL -- 3.3%
Amvescap PLC                                             6,500           52,958
Daiwa Securities
  Group, Inc.                                          111,000          719,591
Euronext                                                34,500          647,389
Promise Co. Limited                                      2,300          115,906
Schroders PLC                                            3,700           33,022
Societe Generale Cl. A                                   6,500          428,185
                                                                 --------------
                                                                      1,997,051
                                                                 --------------

ELECTRIC UTILITIES -- 0.5%
International Power PLC*                                39,722          101,720
Korea Electric Power Corp.                               7,650          139,905
Tokyo Electric Power Co.                                 3,200           65,812
                                                                 --------------
                                                                        307,437
                                                                 --------------

ELECTRICAL EQUIPMENT -- 0.3%
Canon, Inc.                                              5,000          188,977
                                                                 --------------

ELECTRONICS -- 2.5%
Fanuc Limited                                            3,600          180,817
Hitachi Limited                                         33,000          213,381
Koninklijke (Royal)
  Philips Electronics
  NV NY Shares                                           8,255          227,838
LG Electronics, Inc.*                                    7,025          280,308
Rohm Co. Limited                                         1,000          149,262
Samsung Electro
  Mechanics
  Co. Limited                                            1,530           74,150
Samsung Electronics
  Co. Limited                                              570          155,890
Sony Corp.                                               4,200          221,816
                                                                 --------------
                                                                      1,503,462
                                                                 --------------

ENTERTAINMENT & LEISURE -- 0.5%
Shimano, Inc.                                           23,500          318,808
                                                                 --------------

Foods -- 2.9%
Groupe Danone                                            2,900          398,684
Ito-Yokado Co.
  Limited                                                7,000          350,420

    The accompanying notes are an integral part of the financial statements.

                                       244

                                                   NUMBER OF        MARKET
                                                    SHARES           VALUE
                                                --------------   --------------
Nestle SA                                                 2,04   $      476,142
Somerfield PLC*                                        279,600          502,917
                                                                 --------------
                                                                      1,728,163
                                                                 --------------

HEALTHCARE/DRUGS -- 6.7%
Altana AG                                                2,184          118,504
Aventis SA                                              11,500          814,914
GlaxoSmithKline PLC                                     67,000        1,448,178
Novartis AG                                             16,621          731,000
Roche Holding AG                                         2,870          216,963
Schering AG                                              1,500           94,486
Takeda Chemical
  Industries Limited                                    14,000          614,404
                                                                 --------------
                                                                      4,038,449
                                                                 --------------

HEALTHCARE/SUPPLIES & SERVICES -- 2.9%
Gambro AB Cl. A                                        102,900          677,401
Hoya Corp.                                               2,000          145,508
Orbotech Limited*                                       33,200          753,640
Smith & Nephew PLC                                      28,700          159,242
                                                                 --------------
                                                                      1,735,791
                                                                 --------------

HOUSEHOLD PRODUCTS -- 4.5%
Henkel KGaA                                             14,500          927,972
Hunter Douglas NV                                       35,600        1,096,975
Kao Corp.                                               10,000          230,276
Reckitt Benckiser PLC                                   26,711          479,222
                                                                 --------------
                                                                      2,734,445
                                                                 --------------

INDUSTRIAL SERVICES -- 2.9%
Aegis Group PLC                                        358,900          491,011
Autostrade Concessioni
  e Costruzioni SpA                                     53,800          445,798
BPB PLC                                                 11,900           63,488
Cie de Saint-Gobain                                      7,200          323,190
CRH PLC                                                 14,187          231,189
Grupo Ferrovial SA                                       4,919          134,133
MAN AG                                                   3,087           65,153
                                                                 --------------
                                                                      1,753,962
                                                                 --------------

INSURANCE -- 1.0%
Muenchener
  Rueckversicherungs AG                                  1,330          315,250
Samsung Fire & Marine
  Insurance Co. Limited                                    490           30,142
Willis Group Holdings
  Limited*                                               7,653          251,860
                                                                 --------------
                                                                        597,252
                                                                 --------------

MANUFACTURING -- 5.3%
Ansell Limited*                                        190,600          671,941
Enodis PLC*                                            659,600          792,377
FKI PLC                                                102,000          243,709
Kone OYJ Cl. B                                          14,400          426,653
Metso OYJ                                               58,700          759,455
Sandvik AB                                               3,740   $       93,396
SMC Corp.                                                1,900          224,628
                                                                 --------------
                                                                      3,212,159
                                                                 --------------

MEDIA -- 9.0%
British Sky Broadcasting
  Group PLC*                                            18,900          181,209
Cordiant Communications
  Group PLC*                                           607,500          703,789
Daily Mail & General
  Trust Cl. A                                           13,696          130,898
Emap PLC                                                 5,100           63,591
Grupo Televisa SA
  Sponsored GDR*                                        15,500          579,390
Independent News
  & Media PLC                                          360,400          711,934
John Fairfax
  Holdings Limited                                     454,500          844,506
Mediaset SpA                                            18,033          139,630
Pearson PLC                                              6,800           67,633
Reed International PLC                                  43,900          417,226
Tokyo Broadcasting
  System, Inc.                                          26,000          582,449
Wolters Kluwer NV                                       41,600          789,655
WPP Group PLC                                           28,077          237,099
                                                                 --------------
                                                                      5,449,009
                                                                 --------------

METALS -- 0.9%
Alcan, Inc.                                              1,296           48,626
Arcelor*                                                13,401          190,190
BHP Limited                                             18,956          109,607
Nippon Steel Corp.                                     131,000          204,386
                                                                 --------------
                                                                        552,809
                                                                 --------------

OIL & GAS -- 4.3%
Ente Nazionale
  Idrocarburi SpA                                       30,750          488,950
Gazprom ADR                                              7,371          121,622
Hong Kong & China Gas                                   56,000           74,312
LUKOIL Sponsored ADR                                     1,700          110,285
OAO Gazprom
  Sponsored ADR                                          2,981           49,187
Petroleo Brasileiro
  SA - Petrobras                                         7,036          130,825
Saipem SpA                                              27,900          200,598
Snam Rete Gas SpA                                       50,919          150,364
Suncor Energy, Inc.                                     10,600          185,391
Surgutneftegaz
  Sponsored ADR                                          8,000          155,400
Talisman Energy, Inc.                                    4,387          196,866
Tokyo Gas Co. Limited                                   54,000          150,028
TotalFinaElf SA                                          2,500          405,914
Transocean Sedco
  Forex, Inc.                                            5,200          161,980
                                                                 --------------
                                                                      2,581,722
                                                                 --------------

REAL ESTATE -- 0.3%
Mitsubishi Estate Co. Limited                           16,000   $      130,824
Mitsui Fudosan Co. Limited                               9,000           79,595
                                                                 --------------
                                                                        210,419
                                                                 --------------

RETAIL - GENERAL -- 3.1%
Great Universal Stores PLC                              34,300          315,008
Gucci Group NV NY
  Shares                                                 2,500          236,525
Li & Fung Limited                                       94,000          126,543
Marks & Spencer
  Group PLC                                            112,507          639,241
Marui Co. Limited                                        7,000           88,715
Next PLC                                                15,739          223,596
Walmart de Mexico
  Series C                                              38,031          103,292
Wolseley PLC                                            13,600          137,858
                                                                 --------------
                                                                      1,870,778
                                                                 --------------

RETAIL - SPECIALTY -- 0.2%
The Swatch Group AG                                      5,100           96,472
                                                                 --------------

TELECOMMUNICATIONS -- 4.4%
Ericsson (LM) Cl. B*                                   675,400        1,021,543
Nokia Corp.
  Sponsored ADR                                         11,300          163,624
NTT Mobile Communications
  Network, Inc.                                             74          182,135
Panafon Hellenic
  Telecom SA                                           105,800          534,988
SK Telecom Co. Limited                                   2,130          477,185
SK Telecom Co.
  Limited ADR                                            5,600          138,824
Swisscom AG Registered                                     506          147,228
                                                                 --------------
                                                                      2,665,527
                                                                 --------------

TRANSPORTATION -- 2.4%
Associated British Ports
  Holdings PLC                                         100,200          687,312
Canadian National
  Railway Co.                                            5,400          279,720
Canadian Pacific
  Railway Limited                                        5,086          124,709
D/S 1912 Cl. B                                              12           90,139
Exel PLC                                                21,935          279,353
                                                                 --------------
                                                                      1,461,233
                                                                 --------------

TOTAL EQUITIES
(COST $57,070,070)                                                   57,583,476
                                                                 --------------

    The accompanying notes are an integral part of the financial statements.

                                       245

                                                   NUMBER OF        MARKET
                                                    SHARES           VALUE
                                                --------------   --------------
RIGHTS -- 0.0%

BANKING -- 0.0%
Erste Bank der
  oesterreichischen
  Sparkassen AG                                            759   $            -
                                                                 --------------

CHEMICALS -- 0.0%
L'Air Liquide SA                                           926           11,275
                                                                 --------------

TOTAL RIGHTS
(COST $0)                                                                11,275
                                                                 --------------

MUTUAL FUND - 0.9%
DIVERSIFIED FINANCIAL
iShares MSCI EAFE
  Index Fund                                             4,600          545,330
                                                                 --------------

TOTAL MUTUAL FUND
(COST $537,358)                                                          545,330
                                                                 --------------

                                                  PRINCIPAL
                                                    AMOUNT
                                                --------------
SHORT-TERM INVESTMENTS -- 4.1%

REPURCHASE AGREEMENT
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002(a)                             $    2,446,718        2,446,718
                                                                 --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   2,446,718
                                                                 --------------
TOTAL INVESTMENTS -- 100.3%
(COST $60,054,146)**                                                 60,586,799

OTHER ASSETS/
(LIABILITIES) -- (0.3%)                                                (164,415)
                                                                 --------------

NET ASSETS -- 100.0%                                             $   60,422,384
                                                                 ==============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR  - American Depository Receipt.
 GDR  - Global Depository Receipt.
 *    Non-income producing security.
 **   Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $2,446,928. Collateralized by U.S. Government Agency obligation with a rate of 5.661%, maturity date of 01/01/2021, and aggregate market value, including accrued interest, of $2,569,095.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MASSMUTUAL OVERSEAS FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                              JUNE 30, 2002
                                                                                               (UNAUDITED)
                                                                                             --------------
ASSETS:
    Investments, at value (cost $57,607,428) (NOTE 2)                                        $   58,140,081
    Short-term investments, at amortized cost (NOTE 2)                                            2,446,718
                                                                                             --------------
       Total Investments                                                                         60,586,799
    Receivables from:
       Investments sold                                                                             250,377
       Open forward foreign currency contracts (NOTE 2)                                                 266
       Investment adviser (NOTE 3)                                                                   33,980
       Interest and dividends                                                                       146,879
       Foreign taxes withheld                                                                        51,798
                                                                                             --------------
          Total assets                                                                           61,070,099
                                                                                             --------------
LIABILITIES:
    Payables for:
       Due to custodian                                                                              20,498
       Investments purchased                                                                        557,365
       Directors' fees and expenses (NOTE 3)                                                            257
       Affiliates (NOTE 3):
          Investment management fees                                                                 44,906
          Administration fees                                                                         4,414
          Service fees                                                                                2,993
    Accrued expense and other liabilities                                                            17,282
                                                                                             --------------
          Total liabilities                                                                         647,715
                                                                                             --------------
    NET ASSETS                                                                               $   60,422,384
                                                                                             ==============
NET ASSETS CONSIST OF:
    Paid-in capital                                                                          $   63,625,924
    Undistributed net investment income                                                             283,111
    Accumulated net realized loss on investments and foreign currency translations               (4,028,068)
    Net unrealized appreciation on investments, forward foreign currency contracts,
     foreign currency and other assets and liabilities                                              541,417
                                                                                             --------------
                                                                                             $   60,422,384
                                                                                             ==============

NET ASSETS:
    Class A                                                                                  $    5,978,496
                                                                                             ==============
    Class L                                                                                  $   10,854,358
                                                                                             ==============
    Class Y                                                                                  $    1,214,425
                                                                                             ==============
    Class S                                                                                  $   42,375,105
                                                                                             ==============

SHARES OUTSTANDING:
    Class A                                                                                         689,283
                                                                                             ==============
    Class L                                                                                       1,248,413
                                                                                             ==============
    Class Y                                                                                         139,504
                                                                                             ==============
    Class S                                                                                       4,861,099
                                                                                             ==============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
    Class A                                                                                  $         8.67
                                                                                             ==============
    Class L                                                                                  $         8.69
                                                                                             ==============
    Class Y                                                                                  $         8.71
                                                                                             ==============
    Class S                                                                                  $         8.72
                                                                                             ==============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                           SIX MONTHS ENDED
                                                                                             JUNE 30, 2002
                                                                                              (UNAUDITED)
                                                                                           ----------------
INVESTMENT INCOME: (NOTE 2)
    Dividends (net of withholding tax of $80,834)                                          $        559,221
    Interest                                                                                          9,789
                                                                                           ----------------
       Total investment income                                                                      569,010
                                                                                           ----------------

EXPENSES: (NOTE 2)
    Investment management fees (NOTE 3)                                                             202,602
    Custody fees                                                                                    154,507
    Audit and legal fees                                                                                658
    Shareholder reporting fees                                                                          640
    Directors' fees (NOTE 3)                                                                            287
                                                                                           ----------------
                                                                                                    358,694
    Administration fees (NOTE 3):
       Class A                                                                                        4,008
       Class L                                                                                        5,311
       Class Y                                                                                          423
       Class S                                                                                        7,086
    Service fees (NOTE 3):
       Class A                                                                                        4,102
                                                                                           ----------------
          Total expenses                                                                            379,624
    Expenses waived (NOTE 3):                                                                      (124,546)
                                                                                           ----------------
          Net expenses                                                                              255,078
                                                                                           ----------------
          NET INVESTMENT INCOME                                                                     313,932
                                                                                           ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized loss on:
       Investment transactions                                                                   (1,186,332)
       Foreign currency transactions                                                                (51,837)
                                                                                           ----------------
          Net realized loss                                                                      (1,238,169)
                                                                                           ----------------
    Net change in unrealized appreciation (depreciation) on:
       Investments                                                                                1,342,056
       Translation of assets and liabilities in foreign currencies                                    7,344
                                                                                           ----------------
          Net unrealized gain                                                                     1,349,400
                                                                                           ----------------
          NET REALIZED AND UNREALIZED GAIN                                                          111,231
                                                                                           ----------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $        425,163
                                                                                           ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SIX MONTHS ENDED        PERIOD ENDED
                                                                                          JUNE 30, 2002      DECEMBER 31, 2001*
                                                                                        ----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                           $        313,932     $          16,767
        Net realized loss on investment transactions and foreign currency transactions        (1,238,169)           (3,011,571)
        Net change in unrealized appreciation (depreciation) on investments and
           translation of assets and liabilities in foreign currencies                         1,349,400              (807,983)
                                                                                        ----------------     -----------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      425,163            (3,802,787)
                                                                                        ----------------     -----------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class A                                                                                4,858,564             1,091,485
        Class L                                                                               10,085,295               882,901
        Class Y                                                                                1,108,576               103,000
        Class S                                                                               20,905,428            24,764,759
                                                                                        ----------------     -----------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                           36,957,863            26,842,145
                                                                                        ----------------     -----------------
        TOTAL INCREASE IN NET ASSETS                                                          37,383,026            23,039,358

NET ASSETS:
        Beginning of period                                                                   23,039,358                    --
                                                                                        ----------------     -----------------
        End of period (including undistributed net investment income of $283,111
           and accumulated net investment loss of $30,821, respectively)                $     60,422,384     $      23,039,358
                                                                                        ================     =================

* FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          CLASS A                             CLASS L
                                                                          -------                             -------
                                                           SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                               6/30/02         PERIOD ENDED          6/30/02        PERIOD ENDED
                                                              (UNAUDITED)       12/31/01+          (UNAUDITED)        12/31/01+
                                                           ----------------    ------------     ----------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $           8.41    $      10.00     $           8.42    $      10.00
                                                           ----------------    ------------     ----------------    ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         0.05***        (0.05)***             0.06***        (0.03)***
  Net realized and unrealized gain (loss) on investments               0.21           (1.54)                0.21           (1.55)
                                                           ----------------    ------------     ----------------    ------------
       Total income (loss) from investment operations                  0.26           (1.59)                0.27           (1.58)
                                                           ----------------    ------------     ----------------    ------------
NET ASSET VALUE, END OF PERIOD                             $           8.67    $       8.41     $           8.69    $       8.42
                                                           ================    ============     ================    ============
TOTAL RETURN@                                                          3.09%**       (15.90)%**             3.21%**       (15.80)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $          5,978    $      1,159     $         10,854    $        899
  Ratio of expenses to average daily net assets:
     Before expense waiver                                             2.26%*          1.95%*               2.01%*          1.78%*
     After expense waiver#                                             1.65%*          1.73%*               1.40%*          1.56%*
  Net investment income (loss) to average daily net assets             1.26%*         (0.91)%*              1.42%*         (0.59)%*
  Portfolio turnover rate                                                64%**          111%**                64%**          111%**

                                                                        CLASS Y                           CLASS S
                                                                        -------                           -------
                                                          SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                              6/30/02         PERIOD ENDED           6/30/02        PERIOD ENDED
                                                            (UNAUDITED)        12/31/01+           (UNAUDITED)        12/31/01+
                                                          ----------------    ------------      ----------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $           8.43    $      10.00      $           8.43    $      10.00
                                                          ----------------    ------------      ----------------    ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                               0.06***         0.00***##             0.07***         0.01***
  Net realized and unrealized gain (loss) on investments              0.22           (1.57)                 0.22           (1.58)
                                                          ----------------    ------------      ----------------    ------------
       Total income from investment operations                        0.28           (1.57)                 0.29           (1.57)
                                                          ----------------    ------------      ----------------    ------------
NET ASSET VALUE, END OF PERIOD                            $           8.71    $       8.43      $           8.72    $       8.43
                                                          ================    ============      ================    ============
TOTAL RETURN@                                                         3.32%**       (15.70)%**              3.44%**       (15.70)%**

RATIOS / SUPPLEMENTAL DATA:

  Net assets, end of period (000's)                       $          1,214    $         88      $         42,375    $     20,893
  Ratio of expenses to average daily net assets:
     Before expense waiver                                            1.86%*          1.90%*                1.81%*          1.85%*
     After expense waiver#                                            1.25%*          1.69%*                1.20%*          1.63%*
  Net investment income to average daily net assets                   1.44%*          0.08%*                1.60%*          0.14%*
  Portfolio turnover rate                                               64%**          111%**                 64%**          111%**

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD OCTOBER 1, 2001 THROUGH DECEMBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
  ##  NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  @ EMPLOYEE RETIREMENT BENEFIT PLANS THAT INVEST PLAN ASSETS IN THE SEPARATE INVESTMENT ACCOUNTS (SIAs) MAY BE SUBJECT TO CERTAIN CHARGES AS SET FORTH IN THEIR RESPECTIVE PLAN DOCUMENTS. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. THE FUND

MassMutual Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The Trust consists of the following series (each individually referred to as a "Fund" or collectively as the "Funds"): MassMutual Money Market Fund ("Money Market Fund"), formerly known as MassMutual Prime Fund, MassMutual Short-Duration Bond Fund ("Short-Duration Bond Fund"), MassMutual Core Bond Fund ("Core Bond Fund"), MassMutual Diversified Bond Fund ("Diversified Bond Fund"), MassMutual Balanced Fund ("Balanced Fund"), MassMutual Core Value Equity Fund ("Core Value Equity Fund"), MassMutual Fundamental Value Fund ("Fundamental Value Fund"), MassMutual Value Equity Fund ("Value Equity Fund"), MassMutual Large Cap Value Fund ("Large Cap Value Fund"), MassMutual Indexed Equity Fund ("Indexed Equity Fund"), MassMutual Blue Chip Growth Fund ("Blue Chip Growth Fund"), MassMutual Large Cap Growth Fund ("Large Cap Growth Fund"), MassMutual Growth Equity Fund ("Growth Equity Fund"), MassMutual Aggressive Growth Fund ("Aggressive Growth Fund"), MassMutual OTC 100 Fund ("OTC 100 Fund"), MassMutual Focused Value Fund ("Focused Value Fund"), MassMutual Small Company Growth Fund ("Small Company Growth Fund"), MassMutual Small Cap Equity Fund ("Small Cap Equity Fund"), formerly known as MassMutual Small Cap Value Equity Fund, MassMutual Mid Cap Growth Equity Fund ("Mid Cap Growth Equity Fund"), MassMutual Mid Cap Growth Equity II Fund ("Mid Cap Growth Equity II Fund"), MassMutual Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund"), MassMutual Small Company Value Fund ("Small Company Value Fund"), MassMutual Emerging Growth Fund ("Emerging Growth Fund"), MassMutual International Equity Fund ("International Equity Fund") and MassMutual Overseas Fund ("Overseas Fund").

During the reporting period, each Fund had four classes of shares: Class A, Class L, Class Y, and Class S. Additionally, the Indexed Equity Fund had a fifth class of shares: Class Z. The principal economic difference among the classes is the level of service and administration fees borne by the classes. The classes of shares are offered to different types of investors, as outlined in the Trust's Prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

INVESTMENT VALUATION

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with a rule of the Securities and Exchange Commission pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

SECURITIES LENDING

Each Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to 102% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2002, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

                                            SECURITIES ON LOAN      COLLATERAL
                                            ------------------    --------------
Core Bond Fund                              $       83,197,842    $   85,455,474
Balanced Fund                                       17,941,987        18,616,218
Core Value Equity Fund                              27,076,862        27,976,711
Value Equity Fund                                    4,831,962         5,032,037
Large Cap Value Fund                                63,226,494        65,102,113
Indexed Equity Fund                                 40,104,012        41,841,545
Blue Chip Growth Fund                               17,525,974        18,153,155
Growth Equity Fund                                  32,634,169        33,683,391
Aggressive Growth Fund                              13,241,500        13,777,738
OTC 100 Fund                                         3,968,324         4,142,353
Focused Value Fund                                  47,446,659        49,620,182
Small Cap Equity Fund                               50,615,035        52,713,766
Mid Cap Growth Equity Fund                          25,231,166        25,990,798
Mid Cap Growth Equity II Fund                       65,504,763        68,191,261
Small Cap Growth Equity Fund                        50,863,210        53,352,869
Emerging Growth Fund                                22,174,565        23,155,518
International Equity Fund                          178,425,797       190,725,726

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAX

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, other than the Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. The Aggressive Growth Fund, the International Equity Fund and the Overseas Fund may engage in such transactions to manage the value of portfolio holdings against future movements in certain foreign currency exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of the obligations for the International Equity Fund and the Overseas Fund under these forward foreign currency contracts at June 30, 2002 is as follows:

                                                     IN EXCHANGE                        UNREALIZED
 SETTLEMENT       CONTRACTS TO         UNITS OF       FOR U.S.       CONTRACTS AT      APPRECIATION
    DATE         DELIVER/RECEIVE       CURRENCY        DOLLARS           VALUE        (DEPRECIATION)
-------------   -----------------      ---------     -----------     ------------     --------------
INTERNATIONAL
  EQUITY FUND
BUYS
07/01/02          British Pound          187,986     $   287,336     $    286,565     $         (771)
07/01/02              Euro             1,206,248       1,191,411        1,191,411                  0
                                                                                      --------------
                                                                                      $         (771)
                                                                                      --------------
SELLS
07/01/02        Australian Dollar        472,376         265,097          265,192                (95)
07/01/02          Japanese Yen         8,728,508          72,647           72,825               (178)
                                                                                      --------------
                                                                                      $         (273)
                                                                                      --------------
OVERSEAS FUND
BUYS
07/01/02          British Pound           15,305     $    23,294     $     23,331     $           37
07/01/02           Swiss Franc            44,999          30,120           30,237                117
07/02/02           Swiss Franc            44,534          29,846           29,925                 79
                                                                                      --------------
                                                                                      $          233
                                                                                      --------------
SELLS
07/01/02              Euro                30,482          30,048           30,107                (59)
07/02/02              Euro                18,538          18,315           18,310                  5
07/01/02          Japanese Yen         2,848,744          23,823           23,768                 55
07/02/02          Japanese Yen         1,740,173          14,551           14,519                 32
                                                                                      --------------
                                                                                      $           33
                                                                                      --------------

FORWARD COMMITMENTS

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

A summary of open obligations for the Core Bond Fund and the Diversified Bond Fund under these forward commitments at June 30, 2002, is as follows:

     FORWARD       EXPIRATION       AGGREGATE                                        UNREALIZED
   COMMITMENT          OF          FACE VALUE                         MARKET        APPRECIATION
CONTRACTS TO BUY    CONTRACTS     OF CONTRACTS        COST             VALUE       (DEPRECIATION)
----------------   ----------     ------------    ------------     ------------    --------------
CORE BOND FUND
FHLMC
6.0% 07/01/2016      July-02      $ 10,000,000    $ 10,153,125     $ 10,212,500    $       59,375
6.5% 07/01/2017      July-02        15,000,000      15,470,313       15,548,400            78,087
FNMA
5.5% 07/01/2017      July-02        29,400,000      29,257,500       29,427,636           170,136
6.0% 07/01/2032      July-02        27,000,000      26,491,641       26,932,500           440,859
6.5% 07/01/2017      July-02         6,500,000       6,678,750        6,731,595            52,845
6.5% 07/01/2032      July-02        32,150,000      32,339,125       32,773,067           433,942
6.5% 08/01/2032     August-02       15,800,000      16,077,750       16,037,000           (40,750)
GNMA
7.0% 07/01/2032      July-02        25,000,000      25,914,063       25,945,250            31,187
                                                                                   --------------
                                                                                   $    1,225,681
                                                                                   --------------
DIVERSIFIED BOND
  FUND
FHLMC
5.5% 07/01/2032      July-02      $    425,000    $    423,273     $    425,931    $        2,658
6.0% 07/01/2016      July-02           500,000         507,656          510,625             2,969
                                                                                   --------------
                                                                                   $        5,627
                                                                                   --------------

FINANCIAL FUTURES CONTRACTS

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A summary of open futures contracts for the Indexed Equity Fund and the OTC 100 Fund at June 30, 2002, is as follows:

                                                                NOTIONAL     NET UNREALIZED
      NUMBER OF                                                 CONTRACT      APPRECIATION/
      CONTRACTS              TYPE          EXPIRATION DATE        VALUE      (DEPRECIATION)
-------------------    ----------------    ---------------    ------------   --------------
INDEXED EQUITY FUND
BUYS
42                       S&P 500 Index        09/19/02        $ 10,396,050   $     (253,900)

OTC 100 FUND
BUYS
11                     NASDAQ 100 Index       09/19/02           1,159,400           30,142

ALLOCATION OF OPERATING ACTIVITY

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures.

Administration and service fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEES

Under agreements between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

Money Market Fund                     0.35%
Short-Duration Bond Fund              0.40%
Core Bond Fund                        0.48%
Diversified Bond Fund                 0.50%
Balanced Fund                         0.48%
Core Value Equity Fund                0.50%
Fundamental Value Fund                0.65%
Value Equity Fund                     0.70%
Large Cap Value Fund                  0.65%
Indexed Equity Fund                   0.10%
Blue Chip Growth Fund                 0.70%
Large Cap Growth Fund                 0.65%
Growth Equity Fund                    0.68%
Aggressive Growth Fund                0.73%
OTC 100 Fund                          0.15%
Focused Value Fund                    0.69%
Small Company Value Fund              0.85%
Small Cap Equity Fund                 0.58%
Mid Cap Growth Equity Fund            0.70%
Mid Cap Growth Equity II Fund         0.75%
Small Cap Growth Equity Fund          0.82%
Small Company Growth Fund             0.85%
Emerging Growth Fund                  0.79%
International Equity Fund             0.85%
Overseas Fund                         1.00%

David L. Babson & Company, Inc. ("DLB") receives a sub-advisory fee equal to an annual rate of 0.05% of the average daily net assets of the Money Market Fund, 0.08% of the average daily net assets of the Short-Duration Bond Fund, 0.10% of the average daily net assets of the Core Bond Fund, 0.10% of the average daily net assets of the Diversified Bond Fund and 0.09% of the average daily net assets of the Money Market and Core Bond Segments of the Balanced Fund.

DLB continues to provide sub-advisory services for investment and reinvestment of the assets of the Core Equity sector of the Balanced Fund, a portion of the assets of the Core Value Equity Fund and the assets of the Small Cap Equity Fund. DLB receives a fee equal to an annual rate of 0.13% of the average daily net assets under management of the Core Value Equity Fund and the Core Equity sector of the Balanced Fund and 0.25% of the average daily net assets of the Small Cap Equity Fund.

MassMutual has entered into an investment sub-advisory agreement with its subsidiary OppenheimerFunds, Inc. ("OFI"). This agreement provides that OFI manage the investment and reinvestment of the assets of the International Equity Fund. OFI receives a fee equal to an annual rate of 0.50% of the average net assets of the International Equity Fund.

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers; Alliance Capital Management, L.P. ("Alliance Capital"), Davis Advisors, L.P.

("Davis"), Deutche Asset Management, Inc. ("DAMI"), Massachusetts Financial Services Company ("MFS"), Janus Capital Management LLC ("Janus"), Harris Associates, L.P. ("Harris Associates"), Clover Capital Management, Inc. ("Clover"), Navellier & Associates, Inc. ("Navellier"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), Waddell & Reed Investment Management Company ("Waddell & Reed"), Mazama Capital Management, Inc. ("Mazama"), Allied Investment Advisers, Inc. ("Allied"), RS Investment Management L.P. ("RS"), Fidelity Management and Research Company ("FMR"), American Century Investment Management, Inc. ("American Century") and Wellington Management Company, LLP ("Wellington Management"). MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include
(1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objective, policies and investment strategies.

The sub-advisory agreement with Alliance Capital provides that Alliance Capital manage a portion of the investment and reinvestment of the assets of the Core Value Equity Fund. Alliance Capital receives a fee equal to an annual rate of 0.23% of the first $300,000,000 and 0.20% of aggregate net assets under management in excess of $300,000,000.

The sub-advisory agreement with Wellington Management provides that Wellington Management manage the investment and reinvestment of the assets of the Fundamental Value Fund. Wellington Management receives a fee equal to an annual rate of 0.40% on the first $100,000,000 of average daily net assets under management and 0.30% on average daily net assets in excess of $100,000,000.

The sub-advisory agreement with Davis provides that Davis manage the investment and reinvestment of the assets of the Large Cap Value Fund. Davis receives a fee equal to an annual rate of 0.45% of the first $100,000,000, 0.40% on the next $400,000,000 and 0.35% of aggregate net assets under management in excess of $500,000,000.

The sub-advisory agreement with DAMI provides that DAMI manage the investment and reinvestment of the assets of the Indexed Equity Fund and OTC 100 Fund. DAMI receives a fee equal to an annual rate of 0.01% of the first $1,000,000,000 and 0.0075% of aggregate net assets under management in excess of $1,000,000,000 for the Indexed Equity Fund. For the OTC 100 Fund, DAMI receives a fee equal to an annual rate of 0.05% of the first $200,000,000, 0.04% on the next $200,000,000 and 0.02% of aggregate net assets under management in excess of $400,000,000.

The sub-advisory agreement with Alliance Capital provides that Alliance Capital manage the investment and reinvestment of the assets of the Large Cap Growth Fund. Alliance Capital receives a fee equal to an annual rate of 0.50% on aggregate net assets under management.

The sub-advisory agreement with MFS provides that MFS manage the investment and reinvestment of the assets of the Growth Equity Fund. MFS receives a fee equal to an annual rate of 0.40% of the first $300,000,000, 0.37% of the next $300,000,000, 0.35% of the next $300,000,000, 0.32% of the next $600,000,000 and
0.25% of aggregate net assets under management in excess of $1,500,000,000.

The sub-advisory agreement with Janus provides that Janus manage the investment and reinvestment of the assets of the Aggressive Growth Fund. Janus receives a fee equal to an annual rate of 0.55% of the first $100,000,000, 0.50% on the next $400,000,000 and 0.45% of net assets in excess of $500,000,000.

The sub-advisory agreement with Harris Associates provides that Harris Associates manage the investment and reinvestment of the assets of the Focused Value Fund. Harris Associates receives a fee equal to an annual rate of 0.50% of the first $100,000,000, 0.45% on the next $400,000,000 and 0.40% of aggregate net assets under management in excess of $500,000,000.

The sub-advisory agreement with Clover provides that Clover manage a portion of the investment and reinvestment of the assets of the Small Company Value Fund. Clover receives a fee equal to an annual rate of 0.60% of the first $100,000,000 of average daily net assets under management, 0.55% on the next $100,000,000 of average daily net assets under management and 0.50% on average daily net assets in excess of $200,000,000.

The sub-advisory agreement with T. Rowe Price provides that T. Rowe Price manage a portion of the investment and reinvestment of the assets of the Small Company Value Fund. T. Rowe Price receives a fee equal to an annual rate of 0.60% on the first $500,000,000 of average daily net assets under management and 0.55% on average daily net assets in excess of $500,000,000.

The sub-advisory agreement with Navellier provides that Navellier manage the investment and reinvestment of the assets of the Mid Cap Growth Equity Fund. Navellier receives a fee equal to an annual rate of 0.35% of the first $100,000,000, 0.30% on the next $100,000,000 of average daily net assets under management and 0.25% of aggregate net assets under management in excess of $200,000,000. Prior to May 1, 2002, Morgan Stanley Investments, LP managed the investment and reinvestment of the assets of the Mid Cap Growth Equity Fund. Morgan Stanley received a fee equal to an annual rate of 0.55% of the first $150,000,000 and 0.50% of aggregate net assets under management in excess of $150,000,000.

The sub-advisory agreement with T. Rowe Price provides that T. Rowe Price manage the investment and reinvestment of the assets of the Mid Cap Growth Equity II Fund. T. Rowe Price receives a fee equal to an annual rate of 0.50% on aggregate net assets under management.

The sub-advisory agreement with Wellington Management provides that Wellington Management manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. Wellington Management receives a fee equal to an annual rate of 0.75% of the first $100,000,000 and 0.70% of aggregate net assets under management in excess of $100,000,000.

The sub-advisory agreement with Waddell & Reed provides that Waddell & Reed manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. Waddell & Reed receives a fee equal to an annual rate of 0.75% of the first $100,000,000 and 0.70% of aggregate net assets under management in excess of $100,000,000.

The sub-advisory agreement with Mazama provides that Mazama manage a portion of the investment and reinvestment of the assets of the Small Company Growth Fund. Mazama receives a fee equal to an annual rate of 0.70% on the first $50,000,000 of average daily net assets under management, 0.65% on the next $50,000,000 of average daily net assets under management, 0.60% on the next $50,000,000 of average daily net assets under management and 0.55% on average daily net assets in excess of $150,000,000.

The sub-advisory agreement with Allied provides that Allied manage a portion of the investment and reinvestment of the assets of the Small Company Growth Fund. Allied receives a fee equal to an annual rate of 0.60% on the first $50,000,000 of average daily net assets under management, 0.55% on the next $50,000,000 of average daily net assets under management, 0.50% on the next $100,000,000 of average daily net assets under management and 0.40% on the average daily net assets in excess of $200,000,000.

The sub-advisory agreement with RS provides that RS manage the investment and reinvestment of the assets of the Emerging Growth Fund. RS receives a fee equal to an annual rate of 0.65% of the first $200,000,000, 0.60% on the next $200,000,000 and 0.55% of aggregate net assets under management in excess of $400,000,000.

The sub-advisory agreement with FMR provides that FMR manage the investment and reinvestment of the assets of the Value Equity Fund and Blue Chip Growth Fund. FMR receives a fee equal to an annual rate of 0.50% of the first $250,000,000, 0.45% on the next $500,000,000 and
0.35% on net assets in excess of $750,000,000 for the Value Equity Fund. FMR receives a fee equal to an annual rate of 0.55% of the first $250,000,000, 0.50% on the next $500,000,000 and 0.45% on net assets in excess of $750,000,000 for the Blue Chip Growth Fund.

The sub-advisory agreement with American Century provides that American Century manage a portion of the investment and reinvestment of the assets of the Overseas Fund. American Century receives a fee equal to an annual rate of 0.70% of the first $50,000,000, 0.60% of the next $50,000,000 and 0.50% of aggregate net assets under management in excess of $100,000,000.

The sub-advisory agreement with Harris Associates provides that Harris Associates manage a portion of the investment and reinvestment of the assets of the Overseas Fund. Harris Associates receives a fee equal to an annual rate of 0.65% of the first $50,000,000, 0.60% of the next $50,000,000 and 0.50% of aggregate net assets under management in excess $100,000,000.

ADMINISTRATION FEES

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

                                   CLASS A       CLASS L      CLASS Y       CLASS S     CLASS Z
                                   -------       -------      -------       -------     -------
Money Market Fund                   0.3323%       0.3323%      0.1823%       0.0823%       NA
Short-Duration Bond Fund            0.3167%       0.3167%      0.1667%       0.1167%       NA
Core Bond Fund                      0.2932%       0.2932%      0.1432%       0.0932%       NA
Diversified Bond Fund               0.3232%       0.3232%      0.1732%       0.1232%       NA
Balanced Fund                       0.3952%       0.3952%      0.2452%       0.0852%       NA
Core Value Equity Fund              0.3175%       0.3175%      0.1675%       0.0675%       NA
Fundamental Value Fund              0.3129%       0.3129%      0.1629%       0.1229%       NA
Value Equity Fund                   0.2785%       0.2785%      0.1285%       0.0785%       NA
Large Cap Value Fund                0.3244%       0.3244%      0.1744%       0.0844%       NA
Indexed Equity Fund                 0.4797%       0.4797%      0.3297%       0.2997%     0.0855%
Blue Chip Growth Fund               0.4085%       0.4085%      0.2885%       0.1585%       NA
Large Cap Growth Fund               0.3529%       0.3529%      0.2029%       0.1629%       NA
Growth Equity Fund                  0.2975%       0.2975%      0.1475%       0.0875%       NA
Aggressive Growth Fund              0.3444%       0.3444%      0.1944%       0.0944%       NA
OTC 100 Fund                        0.6244%       0.6244%      0.4744%       0.3744%       NA
Focused Value Fund                  0.3344%       0.3344%      0.1844%       0.0844%       NA
Small Company Value Fund            0.3593%       0.3593%      0.2093%       0.1693%       NA
Small Cap Equity Fund               0.3345%       0.3345%      0.1845%       0.0845%       NA
Mid Cap Growth Equity Fund          0.3075%       0.3075%      0.1575%       0.0875%       NA
Mid Cap Growth Equity II Fund       0.3244%       0.3244%      0.1744%       0.0844%       NA
Small Cap Growth Equity Fund        0.4075%       0.4075%      0.2575%       0.1175%       NA
Small Company Growth Fund           0.3491%       0.3491%      0.1991%       0.1591%       NA
Emerging Growth Fund                0.3344%       0.3344%      0.1844%       0.0844%       NA
International Equity Fund           0.2952%       0.2952%      0.1452%       0.1152%       NA
Overseas Fund                       0.2443%       0.2443%      0.0943%       0.0443%       NA

SERVICE FEES

MML Distributors, LLC (the "Distributor") acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each fund pay a fee of 0.25% to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Class A shares of the Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A shareholders of a Fund and/or maintenance of Class A shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual.

EXPENSE WAIVERS

MassMutual has agreed to cap the fees and expenses of the following Funds through April 30, 2003, as follows:

                                           CLASS A      CLASS L       CLASS Y       CLASS S
                                           -------      -------       -------       -------
Diversified Bond Fund*                        1.09%        0.84%         0.69%         0.64%
Fundamental Value Fund                        1.24%        0.99%         0.84%         0.80%
Value Equity Fund                             1.29%        1.04%         0.89%         0.84%
Large Cap Value Fund*                         1.24%        0.99%         0.84%         0.75%
Blue Chip Growth Fund                         1.38%        1.13%         1.01%         0.88%
Large Cap Growth Fund                         1.28%        1.03%         0.88%         0.84%
Growth Equity Fund*                           1.24%        0.99%         0.84%         0.78%
Aggressive Growth Fund*                       1.34%        1.09%         0.94%         0.84%
OTC 100 Fund                                  1.04%        0.79%         0.64%         0.54%
Focused Value Fund*                           1.29%        1.04%         0.89%         0.79%
Small Company Value Fund                      1.49%        1.24%         1.09%         1.05%
Mid Cap Growth Equity Fund*                   1.27%        1.02%         0.87%         0.80%
Mid Cap Growth Equity II Fund*                1.34%        1.09%         0.94%         0.85%
Small Cap Growth Equity Fund*                 1.49%        1.24%         1.09%         0.95%
Small Company Growth Fund                     1.49%        1.24%         1.09%         1.05%
Emerging Growth Fund                          1.39%        1.14%         0.99%         0.89%
International Equity Fund*                    1.50%        1.25%         1.10%         1.07%
Overseas Fund                                 1.65%        1.40%         1.25%         1.20%

* Expense waivers in effect from January 1, 2002 through April 30, 2002.

EXPENSE REDUCTIONS

The Balanced Fund, Core Value Equity Fund, Fundamental Value Fund, Large Cap Value Fund, Large Cap Growth Fund, Growth Equity Fund, Aggressive Growth Fund, Focused Value Fund, Small Company Value Fund, Small Cap Equity Fund, Mid Cap Growth Equity Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, Small Company Growth Fund, Emerging Growth Fund, and the International Equity Fund have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statement of operations. For the six months ended June 30, 2002, expenses were reduced under these agreements as follows:

                                                                      REDUCTIONS
                                                                      ----------
Fundamental Value Fund                                                $    8,040
Large Cap Value Fund                                                      29,689
Large Cap Growth Fund                                                      9,013
Growth Equity Fund                                                         1,665
Small Company Value Fund                                                   8,621
Mid Cap Growth Equity II Fund                                              4,549
Small Cap Growth Equity Fund                                               5,985
Small Company Growth Fund                                                  9,718

OTHER

Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

At June 30, 2002, MassMutual or separate investment accounts thereof owned 98.29% of the outstanding shares of the Trust.

DEFERRED COMPENSATION

Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the six months ended June 30, 2002, no significant amounts have been deferred.

4. PURCHASES AND SALES OF INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2002 were as follows:

                                    LONG-TERM U.S.               OTHER LONG-TERM
                                GOVERNMENT SECURITIES               SECURITIES
                                ---------------------            ---------------
PURCHASES
Short-Duration Bond Fund        $          26,897,432            $    32,999,994
Core Bond Fund                            965,212,843                308,417,976
Diversified Bond Fund                       9,648,358                  9,862,010
Balanced Fund                               5,875,089                169,120,571
Core Value Equity Fund                              -                504,135,770
Fundamental Value Fund                              -                140,444,945
Value Equity Fund                                   -                 94,622,384
Large Cap Value Fund                                -                 94,556,276
Indexed Equity Fund                                 -                101,193,766
Blue Chip Growth Fund                               -                 60,754,357
Large Cap Growth Fund                               -                 40,168,284
Growth Equity Fund                                  -                452,026,567
Aggressive Growth Fund                              -                 97,876,025
OTC 100 Fund                                        -                 11,004,431
Focused Value Fund                                  -                104,163,575
Small Company Value Fund                            -                 61,693,885
Small Cap Equity Fund                               -                184,220,548
Mid Cap Growth Equity Fund                          -                266,644,047
Mid Cap Growth Equity II Fund                       -                 78,161,894
Small Cap Growth Equity Fund                        -                129,596,575
Small Company Growth Fund                           -                 19,982,561
Emerging Growth Fund                                -                 78,404,441
International Equity Fund                           -                190,598,142
Overseas Fund                                       -                 60,883,486
SALES
Short-Duration Bond Fund                    2,440,328                 21,614,704
Core Bond Fund                            960,092,246                153,049,693
Diversified Bond Fund                      12,698,127                  4,171,105
Balanced Fund                              20,790,001                171,984,889
Core Value Equity Fund                              -                753,024,318
Fundamental Value Fund                              -                  8,879,011
Value Equity Fund                                   -                 56,387,394
Large Cap Value Fund                                -                 64,017,241
Indexed Equity Fund                                 -                  8,112,561
Blue Chip Growth Fund                               -                 69,389,242
Large Cap Growth Fund                               -                  5,899,713
Growth Equity Fund                                  -                426,037,126
Aggressive Growth Fund                              -                 77,474,464
OTC 100 Fund                                        -                  5,667,611
Focused Value Fund                                  -                 47,525,359
Small Company Value Fund                            -                 11,352,611
Small Cap Equity Fund                               -                204,122,435
Mid Cap Growth Equity Fund                          -                262,798,346
Mid Cap Growth Equity II Fund                       -                 59,536,666
Small Cap Growth Equity Fund                        -                 72,559,029
Small Company Growth Fund                           -                  6,930,504
Emerging Growth Fund                                -                 72,797,658
International Equity Fund                           -                189,663,605
Overseas Fund                                       -                 25,120,172

5. CAPITAL SHARE TRANSACTIONS

The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

                                                                                 CLASS A
                                                                                 -------
                                                    SIX MONTHS ENDED JUNE 30, 2002      YEAR ENDED DECEMBER 31, 2001
                                                      SHARES            AMOUNT            SHARES           AMOUNT
                                                   ------------    ----------------    ------------   ----------------
MONEY MARKET FUND**
   Sold                                             455,305,308    $    456,073,955     761,202,683   $    776,561,831
   Issued as reinvestment of dividends                  406,774             406,786       3,091,038          3,091,524
   Redeemed                                        (467,495,038)       (468,293,427)   (703,350,214)      (717,432,535)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                          (11,782,956)   $    (11,812,686)     60,943,507   $     62,220,820
                                                   ============    ================    ============   ================
SHORT-DURATION BOND FUND
   Sold                                               1,132,282    $     11,408,339       1,034,878   $     10,755,361
   Issued as reinvestment of dividends                        -                   -          58,729            585,546
   Redeemed                                            (348,901)         (3,529,509)       (486,648)        (5,046,842)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              783,381    $      7,878,830         606,959   $      6,294,065
                                                   ============    ================    ============   ================
CORE BOND FUND
   Sold                                               5,180,028    $     56,383,990       5,400,422   $     60,193,773
   Issued as reinvestment of dividends                        -                   -         331,472          3,541,719
   Redeemed                                          (1,614,962)        (17,568,896)     (1,309,785)       (14,625,768)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            3,565,066    $     38,815,094       4,422,109   $     49,109,724
                                                   ============    ================    ============   ================
DIVERSIFIED BOND FUND
   Sold                                                 124,540    $      1,221,781         449,545   $      4,457,839
   Issued as reinvestment of dividends                        -                   -          21,957            211,228
   Redeemed                                             (39,176)           (383,999)        (81,554)          (822,748)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                               85,364    $        837,782         389,948   $      3,846,319
                                                   ============    ================    ============   ================
BALANCED FUND
   Sold                                                 102,078    $        884,282         531,368   $      4,925,088
   Issued as reinvestment of dividends                        -                   -          21,222            189,302
   Redeemed                                            (188,301)         (1,640,158)       (167,188)        (1,540,617)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              (86,223)   $       (755,876)        385,402   $      3,573,773
                                                   ============    ================    ============   ================
CORE VALUE EQUITY FUND
   Sold                                                 291,395    $      2,477,926       1,670,387   $     19,091,779
   Issued as reinvestment of dividends                        -                   -         476,986          4,399,658
   Redeemed                                            (409,676)         (3,527,336)       (622,390)        (6,743,471)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                             (118,281)   $     (1,049,410)      1,524,983   $     16,747,966
                                                   ============    ================    ============   ================
FUNDAMENTAL VALUE FUND*
   Sold                                               1,407,688    $     13,726,732             100   $          1,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                             (35,786)           (342,343)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            1,371,902    $     13,384,389             100   $          1,000
                                                   ============    ================    ============   ================
VALUE EQUITY FUND+
   Sold                                                 896,783    $      8,402,125         986,971   $      8,710,039
   Issued as reinvestment of dividends                        -                   -           3,181             29,580
   Redeemed                                            (122,886)         (1,140,473)        (38,997)          (359,838)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              773,897    $      7,261,652         951,155   $      8,379,781
                                                   ============    ================    ============   ================
LARGE CAP VALUE FUND
   Sold                                               3,590,530    $     30,517,759       8,671,573   $     79,520,793
   Issued as reinvestment of dividends                        -                   -          13,735            119,564
   Redeemed                                          (1,310,160)        (11,020,140)     (1,893,220)       (16,784,267)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            2,280,370    $     19,497,619       6,792,088   $     62,856,090
                                                   ============    ================    ============   ================
INDEXED EQUITY FUND
   Sold                                               3,287,210    $     33,409,509       6,067,902   $     65,327,728
   Issued as reinvestment of dividends                        -                   -          55,084            581,709
   Redeemed                                          (3,510,030)        (36,744,223)     (1,817,767)       (19,860,020)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                             (222,820)   $     (3,334,714)      4,305,219   $     46,049,417
                                                   ============    ================    ============   ================
BLUE CHIP GROWTH FUND++
   Sold                                                 301,686    $      2,632,189         123,331   $      1,140,430
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                             (59,733)           (499,590)        (12,421)          (118,680)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              241,953    $      2,132,599         110,910   $      1,021,750
                                                   ============    ================    ============   ================

                                       263

                                                                                 CLASS A
                                                                                 -------
                                                    SIX MONTHS ENDED JUNE 30, 2002      YEAR ENDED DECEMBER 31, 2001
                                                      SHARES            AMOUNT            SHARES           AMOUNT
                                                   ------------    ----------------    ------------   ----------------
LARGE CAP GROWTH FUND*
   Sold                                                  57,579    $        550,454             100   $          1,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                              (8,800)            (76,033)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                               48,779    $        474,421             100   $          1,000
                                                   ============    ================    ============   ================
GROWTH EQUITY FUND
   Sold                                               4,406,737    $     34,775,006       7,356,429   $     66,897,277
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                          (1,317,861)        (10,266,761)     (2,393,760)       (21,422,671)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            3,088,876    $     24,508,245       4,962,669   $     45,474,606
                                                   ============    ================    ============   ================
AGGRESSIVE GROWTH FUND
   Sold                                               2,655,429    $     13,570,329       4,664,002   $     27,607,462
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                          (1,279,985)         (6,448,734)     (2,248,023)       (13,043,033)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            1,375,444    $      7,121,595       2,415,979   $     14,564,429
                                                   ============    ================    ============   ================
OTC 100 FUND
   Sold                                               1,923,767    $      6,830,040       3,475,290   $     15,617,665
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                            (888,336)         (3,071,244)     (1,146,099)        (5,058,935)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            1,035,431    $      3,758,796       2,329,191   $     10,558,730
                                                   ============    ================    ============   ================
FOCUSED VALUE FUND
   Sold                                               2,141,536    $     28,640,426       2,098,133   $     26,045,997
   Issued as reinvestment of dividends                        -                   -          46,642            617,810
   Redeemed                                            (594,699)         (7,778,898)       (384,553)        (4,747,200)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            1,546,837    $     20,861,528       1,760,222   $     21,916,607
                                                   ============    ================    ============   ================
SMALL COMPANY VALUE FUND*
   Sold                                                 497,722    $      5,320,548             100   $          1,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                             (14,443)           (152,295)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              483,279    $      5,168,253             100   $          1,000
                                                   ============    ================    ============   ================
SMALL CAP EQUITY FUND
   Sold                                                 310,855    $      4,045,358         455,642   $      5,975,287
   Issued as reinvestment of dividends                        -                   -          55,701            707,399
   Redeemed                                            (140,656)         (1,815,336)       (155,220)        (2,011,761)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              170,199    $      2,230,022         356,123   $      4,670,925
                                                   ============    ================    ============   ================
MID CAP GROWTH EQUITY FUND
   Sold                                               1,240,719    $      9,434,992       2,511,380   $     23,614,521
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                            (660,720)         (5,024,043)     (1,346,125)       (12,389,512)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              579,999    $      4,410,949       1,165,255   $     11,225,009
                                                   ============    ================    ============   ================
MID CAP GROWTH EQUITY II FUND
   Sold                                               1,743,487    $     17,500,911       1,354,355   $     13,292,256
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                            (320,682)         (3,181,752)       (260,987)        (2,574,036)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            1,422,805    $     14,319,159       1,093,368   $     10,718,220
                                                   ============    ================    ============   ================
SMALL CAP GROWTH EQUITY FUND
   Sold                                               1,518,087    $     17,180,403       2,254,310   $     26,335,801
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                            (475,985)         (5,290,463)       (717,673)        (8,410,014)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            1,042,102    $     11,889,940       1,536,637   $     17,925,787
                                                   ============    ================    ============   ================
SMALL COMPANY GROWTH FUND*
   Sold                                                 256,751    $      2,252,598             100   $          1,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                             (16,430)           (136,428)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              240,321    $      2,116,170             100   $          1,000
                                                   ============    ================    ============   ================

                                       264

                                                                                 CLASS A
                                                                                 -------
                                                    SIX MONTHS ENDED JUNE 30, 2002      YEAR ENDED DECEMBER 31, 2001
                                                      SHARES            AMOUNT            SHARES           AMOUNT
                                                   ------------    ----------------    ------------   ----------------
EMERGING GROWTH FUND
   Sold                                               1,021,233    $      5,496,702       2,371,993   $     14,781,153
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                            (639,578)         (3,317,692)       (994,597)        (5,994,968)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              381,655    $      2,179,010       1,377,396   $      8,786,185
                                                   ============    ================    ============   ================
INTERNATIONAL EQUITY FUND
   Sold                                               1,908,940    $     17,227,066       3,335,314   $     34,508,908
   Issued as reinvestment of dividends                        -                   -             579              5,606
   Redeemed                                          (1,232,212)        (11,094,862)     (1,151,931)       (11,495,412)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              676,728    $      6,132,204       2,183,962   $     23,019,102
                                                   ============    ================    ============   ================
OVERSEAS FUND+
   Sold                                                 671,323    $      5,913,679         149,256   $      1,183,617
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                            (119,910)         (1,055,115)        (11,386)           (92,132)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              551,413    $      4,858,564         137,870   $      1,091,485
                                                   ============    ================    ============   ================

                                                                                 CLASS L
                                                                                 -------
                                                    SIX MONTHS ENDED JUNE 30, 2002      YEAR ENDED DECEMBER 31, 2001
                                                      SHARES            AMOUNT            SHARES           AMOUNT
                                                   ------------    ----------------    ------------   ----------------
MONEY MARKET FUND**
   Sold                                             243,699,181    $    244,059,286     484,354,287   $    493,332,185
   Issued as reinvestment of dividends                  327,895             327,857       1,905,768          1,905,817
   Redeemed                                        (242,394,558)       (242,762,891)   (457,170,609)      (465,652,625)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            1,632,518    $      1,624,252      29,089,446   $     29,585,377
                                                   ============    ================    ============   ================
SHORT-DURATION BOND FUND
   Sold                                               4,816,376    $     48,823,853      10,334,795   $    105,069,899
   Issued as reinvestment of dividends                        -                   -         405,679          4,037,015
   Redeemed                                            (712,206)         (7,206,190)     (7,565,036)       (77,363,481)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            4,104,170    $     41,617,663       3,175,438   $     31,743,433
                                                   ============    ================    ============   ================
CORE BOND FUND
   Sold                                               7,648,531    $     83,584,370      12,510,773   $    138,592,568
   Issued as reinvestment of dividends                        -                   -         957,231         10,248,268
   Redeemed                                          (2,552,940)        (27,918,209)     (3,516,985)       (39,359,266)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            5,095,591    $     55,666,161       9,951,019   $    109,481,570
                                                   ============    ================    ============   ================
DIVERSIFIED BOND FUND
   Sold                                                   6,255    $         61,002         386,623   $      3,956,704
   Issued as reinvestment of dividends                        -                   -          23,130            221,819
   Redeemed                                             (57,054)           (559,351)        (22,557)          (223,510)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              (50,799)   $       (498,349)        387,196   $      3,955,013
                                                   ============    ================    ============   ================
BALANCED FUND
   Sold                                                  22,193    $        195,538          74,612   $        707,851
   Issued as reinvestment of dividends                        -                   -          11,901            106,754
   Redeemed                                             (37,342)           (324,571)       (123,006)        (1,148,931)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              (15,149)   $       (129,033)        (36,493)  $       (334,326)
                                                   ============    ================    ============   ================
CORE VALUE EQUITY FUND
   Sold                                               1,945,361    $     17,015,383       2,681,761   $     30,670,559
   Issued as reinvestment of dividends                        -                   -       1,109,033         10,308,894
   Redeemed                                            (578,432)         (4,948,475)     (1,181,114)       (13,035,271)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            1,366,929    $     12,066,908       2,609,680   $     27,944,182
                                                   ============    ================    ============   ================
FUNDAMENTAL VALUE FUND*
   Sold                                               3,332,784    $     31,924,903             100   $          1,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                            (134,976)         (1,242,079)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            3,197,808    $     30,682,824             100   $          1,000
                                                   ============    ================    ============   ================

                                       265

                                                                                 CLASS L
                                                                                 -------
                                                    SIX MONTHS ENDED JUNE 30, 2002      YEAR ENDED DECEMBER 31, 2001
                                                      SHARES            AMOUNT            SHARES           AMOUNT
                                                   ------------    ----------------    ------------   ----------------
VALUE EQUITY FUND+
   Sold                                                 166,884    $      1,522,474         300,098   $      2,719,464
   Issued as reinvestment of dividends                        -                   -           1,176             10,945
   Redeemed                                             (30,253)           (278,233)        (16,848)          (153,033)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              136,631    $      1,244,241         284,426   $      2,577,376
                                                   ============    ================    ============   ================
LARGE CAP VALUE FUND
   Sold                                               4,327,430    $     36,482,566      10,019,634   $     91,976,506
   Issued as reinvestment of dividends                        -                   -          41,956            365,544
   Redeemed                                          (1,482,505)        (12,488,166)     (2,481,927)       (22,252,936)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            2,844,925    $     23,994,400       7,579,663   $     70,089,114
                                                   ============    ================    ============   ================
INDEXED EQUITY FUND
   Sold                                               2,754,250    $     28,125,656       2,963,705   $     33,183,477
   Issued as reinvestment of dividends                        -                   -          29,584            313,380
   Redeemed                                            (684,070)         (6,949,859)     (1,523,797)       (16,593,258)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            2,070,180    $     21,175,797       1,469,492   $     16,903,599
                                                   ============    ================    ============   ================
BLUE CHIP GROWTH FUND++
   Sold                                              11,652,281    $    100,174,920      48,969,370   $    479,691,988
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                         (12,447,615)       (106,399,613)    (14,393,851)      (129,129,059)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                             (795,334)   $     (6,224,693)     34,575,519   $    350,562,929
                                                   ============    ================    ============   ================
LARGE CAP GROWTH FUND*
   Sold                                                 185,621    $      1,530,711             100   $          1,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                              (2,699)            (22,152)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              182,922    $      1,508,559             100   $          1,000
                                                   ============    ================    ============   ================
GROWTH EQUITY FUND
   Sold                                               2,985,002    $     23,675,212       9,802,016   $     91,020,305
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                          (1,200,807)         (9,467,943)     (2,569,133)       (23,129,817)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            1,784,195    $     14,207,269       7,232,883   $     67,890,488
                                                   ============    ================    ============   ================
AGGRESSIVE GROWTH FUND
   Sold                                               2,999,085    $     15,391,611       4,203,525   $     25,536,979
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                            (697,941)         (3,524,708)     (1,636,170)        (9,686,226)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            2,301,144    $     11,866,903       2,567,355   $     15,850,753
                                                   ============    ================    ============   ================
OTC 100 FUND
   Sold                                                 831,546    $      3,031,213       2,256,973   $     10,075,413
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                            (479,189)         (1,708,015)       (637,330)        (2,777,931)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              352,357    $      1,323,198       1,619,643   $      7,297,482
                                                   ============    ================    ============   ================
FOCUSED VALUE FUND
   Sold                                               1,764,914    $     23,558,783       1,813,130   $     22,543,819
   Issued as reinvestment of dividends                        -                   -          48,809            647,503
   Redeemed                                            (594,954)         (7,808,484)       (475,217)        (5,846,827)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            1,169,960    $     15,750,299       1,386,722   $     17,344,495
                                                   ============    ================    ============   ================
SMALL COMPANY VALUE FUND*
   Sold                                                 135,000    $      1,437,139             100   $          1,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                              (7,937)            (81,463)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              127,063    $      1,355,676             100   $          1,000
                                                   ============    ================    ============   ================
SMALL CAP EQUITY FUND
   Sold                                                 922,535    $     11,754,125       1,915,273   $     25,022,465
   Issued as reinvestment of dividends                        -                   -         282,914          3,601,503
   Redeemed                                            (346,083)         (4,459,013)       (567,504)        (7,386,243)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              576,452    $      7,295,112       1,630,683   $     21,237,725
                                                   ============    ================    ============   ================

                                       266

                                                                                 CLASS L
                                                                                 -------
                                                    SIX MONTHS ENDED JUNE 30, 2002      YEAR ENDED DECEMBER 31, 2001
                                                      SHARES            AMOUNT            SHARES           AMOUNT
                                                   ------------    ----------------    ------------   ----------------
MID CAP GROWTH EQUITY FUND
   Sold                                                 926,341    $      7,153,301       2,550,250   $     23,662,404
   Issued as reinvestment of dividends                        -                   -             388              3,186
   Redeemed                                            (524,154)         (4,027,653)     (1,418,118)       (13,056,829)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              402,187    $      3,125,648       1,132,520   $     10,608,761
                                                   ============    ================    ============   ================
MID CAP GROWTH EQUITY II FUND
   Sold                                               3,559,519    $     35,857,059       7,446,669   $     72,409,508
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                          (2,932,841)        (29,342,832)     (6,399,625)       (62,734,768)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              626,678    $      6,514,227       1,047,044   $      9,674,740
                                                   ============    ================    ============   ================
SMALL CAP GROWTH EQUITY FUND
   Sold                                               1,794,796    $     20,201,989       3,121,092   $     37,831,098
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                            (641,062)         (7,234,627)       (989,022)       (11,783,918)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            1,153,734    $     12,967,362       2,132,070   $     26,047,180
                                                   ============    ================    ============   ================
SMALL COMPANY GROWTH FUND*
   Sold                                                 238,699    $      2,120,906             100   $          1,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                              (3,019)            (24,944)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              235,680    $      2,095,962             100   $          1,000
                                                   ============    ================    ============   ================
EMERGING GROWTH FUND
   Sold                                               1,547,308    $      8,627,867       3,486,557   $     21,025,363
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                            (597,057)         (3,122,041)       (972,391)        (5,741,813)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              950,251    $      5,505,826       2,514,166   $     15,283,550
                                                   ============    ================    ============   ================
INTERNATIONAL EQUITY FUND
   Sold                                               4,023,616    $     36,335,776       8,493,716   $     88,460,217
   Issued as reinvestment of dividends                        -                   -          26,448            235,664
   Redeemed                                          (1,882,053)        (16,808,569)     (2,366,693)       (23,708,496)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            2,141,563    $     19,527,207       6,153,471   $     64,987,385
                                                   ============    ================    ============   ================
OVERSEAS FUND+
   Sold                                               1,270,202    $     11,166,851         107,839   $        891,856
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                            (128,557)         (1,081,556)         (1,071)            (8,955)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            1,141,645    $     10,085,295         106,768   $        882,901
                                                   ============    ================    ============   ================

                                                                                CLASS Y
                                                                                -------
                                                    SIX MONTHS ENDED JUNE 30, 2002        YEAR ENDED DECEMBER 31, 2001
                                                      SHARES            AMOUNT             SHARES            AMOUNT
                                                   ------------    ----------------    --------------   ----------------
MONEY MARKET FUND**
   Sold                                             667,776,943    $    668,770,601     1,064,651,605   $  1,082,795,053
   Issued as reinvestment of dividends                  667,597             667,595         3,018,401          3,019,053
   Redeemed                                        (660,216,397)       (661,161,288)   (1,046,223,442)    (1,064,025,976)
                                                   ------------    ----------------    --------------   ----------------
   Net increase (decrease)                            8,228,143    $      8,276,908        21,446,564   $     21,788,130
                                                   ============    ================    ==============   ================
SHORT-DURATION BOND FUND
   Sold                                                 255,727    $      2,583,730         1,449,804   $     14,985,381
   Issued as reinvestment of dividends                        -                   -            70,901            707,691
   Redeemed                                            (256,951)         (2,606,429)         (719,469)        (7,437,786)
                                                   ------------    ----------------    --------------   ----------------
   Net increase (decrease)                               (1,224)   $        (22,699)          801,236   $      8,255,286
                                                   ============    ================    ==============   ================
CORE BOND FUND
   Sold                                               3,428,577    $     37,438,376        10,567,449   $    117,666,095
   Issued as reinvestment of dividends                        -                   -           605,262          6,497,808
   Redeemed                                          (3,143,389)        (34,479,534)       (5,794,185)       (64,262,497)
                                                   ------------    ----------------    --------------   ----------------
   Net increase (decrease)                              285,188    $      2,958,842         5,378,526   $     59,901,406
                                                   ============    ================    ==============   ================

                                       267

                                                                                 CLASS Y
                                                                                 -------
                                                    SIX MONTHS ENDED JUNE 30, 2002      YEAR ENDED DECEMBER 31, 2001
                                                      SHARES            AMOUNT            SHARES           AMOUNT
                                                   ------------    ----------------    ------------   ----------------
DIVERSIFIED BOND FUND
   Sold                                                  24,607    $        241,438          47,758   $        473,368
   Issued as reinvestment of dividends                        -                   -           1,745             16,805
   Redeemed                                             (14,457)           (142,329)        (41,406)          (409,664)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                               10,150    $         99,109           8,097   $         80,509
                                                   ============    ================    ============   ================
BALANCED FUND
   Sold                                                  56,853    $        519,695          64,190   $        614,188
   Issued as reinvestment of dividends                        -                   -           9,244             85,411
   Redeemed                                             (83,552)           (762,850)        (93,522)          (883,967)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              (26,699)   $       (243,155)        (20,088)  $       (184,368)
                                                   ============    ================    ============   ================
CORE VALUE EQUITY FUND
   Sold                                                 200,695    $      1,756,517         423,954   $      4,813,883
   Issued as reinvestment of dividends                        -                   -         328,486          3,071,413
   Redeemed                                            (520,319)         (4,608,724)       (670,353)        (7,296,335)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                             (319,624)   $     (2,852,207)         82,087   $        588,961
                                                   ============    ================    ============   ================
FUNDAMENTAL VALUE FUND*
   Sold                                                 409,149    $      4,119,347             100   $          1,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                             (41,636)           (397,214)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              367,513    $      3,722,133             100   $          1,000
                                                   ============    ================    ============   ================
VALUE EQUITY FUND+
   Sold                                                 354,160    $      3,312,809       1,017,815   $     10,185,005
   Issued as reinvestment of dividends                        -                   -           2,577             24,022
   Redeemed                                            (120,400)         (1,105,951)       (381,418)        (3,837,064)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              233,760    $      2,206,858         638,974   $      6,371,963
                                                   ============    ================    ============   ================
LARGE CAP VALUE FUND
   Sold                                               1,238,473    $     10,670,609       5,813,763   $     53,967,207
   Issued as reinvestment of dividends                        -                   -          28,551            249,322
   Redeemed                                          (2,085,378)        (18,041,073)       (894,052)        (7,996,591)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                             (846,905)   $     (7,370,464)      4,948,262   $     46,219,938
                                                   ============    ================    ============   ================
INDEXED EQUITY FUND
   Sold                                               7,032,824    $     73,545,899      12,671,514   $    140,436,045
   Issued as reinvestment of dividends                        -                   -         150,865          1,601,160
   Redeemed                                          (5,844,493)        (60,683,500)     (6,046,864)       (66,958,259)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            1,188,331    $     12,862,399       6,775,515   $     75,078,946
                                                   ============    ================    ============   ================
BLUE CHIP GROWTH FUND++
   Sold                                                  54,622    $        455,022          71,620   $        645,596
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                             (22,895)           (185,281)         (3,783)           (33,403)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                               31,727    $        269,741          67,837   $        612,193
                                                   ============    ================    ============   ================
LARGE CAP GROWTH FUND*
   Sold                                                  10,824    $        107,686             100   $          1,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                                  (5)                (41)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                               10,819    $        107,645             100   $          1,000
                                                   ============    ================    ============   ================
GROWTH EQUITY FUND
   Sold                                               2,059,297    $     16,649,331       9,484,724   $     89,746,813
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                          (2,892,067)        (22,597,148)     (4,208,718)       (38,653,633)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                             (832,770)   $     (5,947,817)      5,276,006   $     51,093,180
                                                   ============    ================    ============   ================
AGGRESSIVE GROWTH FUND
   Sold                                                 621,703    $      3,193,852       2,914,007   $     17,594,056
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                            (380,491)         (1,915,573)       (933,399)        (5,382,458)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              241,212    $      1,278,279       1,980,608   $     12,211,598
                                                   ============    ================    ============   ================

                                       268

                                                                                 CLASS Y
                                                                                 -------
                                                    SIX MONTHS ENDED JUNE 30, 2002      YEAR ENDED DECEMBER 31, 2001
                                                      SHARES            AMOUNT            SHARES           AMOUNT
                                                   ------------    ----------------    ------------   ----------------
OTC 100 FUND

   Sold                                                  71,571    $        245,900         157,816   $        757,031
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                             (31,319)           (102,021)        (92,400)          (455,067)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                               40,252    $        143,879          65,416   $        301,964
                                                   ============    ================    ============   ================
FOCUSED VALUE FUND
   Sold                                                 917,875    $     12,342,544         966,928   $     12,079,182
   Issued as reinvestment of dividends                        -                   -          20,120            267,157
   Redeemed                                            (463,360)         (6,117,846)       (281,450)        (3,504,464)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              454,515    $      6,224,698         705,598   $      8,841,875
                                                   ============    ================    ============   ================
SMALL COMPANY VALUE FUND*
   Sold                                                  64,366    $        682,498             100   $          1,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                                (939)             (9,649)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                               63,427    $        672,849             100   $          1,000
                                                   ============    ================    ============   ================
SMALL CAP EQUITY FUND
   Sold                                                 433,229    $      5,500,564         949,232   $     12,923,319
   Issued as reinvestment of dividends                        -                   -         103,814          1,322,589
   Redeemed                                            (262,076)         (3,394,417)       (402,808)        (5,308,293)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              171,153    $      2,106,147         650,238   $      8,937,615
                                                   ============    ================    ============   ================
MID CAP GROWTH EQUITY FUND
   Sold                                                 351,256    $      2,707,682       1,623,367   $     15,739,834
   Issued as reinvestment of dividends                        -                   -             740              6,099
   Redeemed                                            (298,617)         (2,295,580)     (4,204,899)       (37,800,901)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                               52,639    $        412,102      (2,580,792)  $    (22,054,968)
                                                   ============    ================    ============   ================
MID CAP GROWTH EQUITY II FUND
   Sold                                                 130,914    $      1,330,677          44,333   $        430,900
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                              (8,478)            (83,777)         (9,902)          (104,597)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              122,436    $      1,246,900          34,431   $        326,303
                                                   ============    ================    ============   ================
SMALL CAP GROWTH EQUITY FUND
   Sold                                               1,619,476    $     18,611,241       3,831,599   $     47,133,718
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                          (1,204,070)        (13,761,226)     (2,737,205)       (31,812,855)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              415,406    $      4,850,015       1,094,394   $     15,320,863
                                                   ============    ================    ============   ================
SMALL COMPANY GROWTH FUND*
   Sold                                                  82,516    $        727,283             100   $          1,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                                (456)             (3,819)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                               82,060    $        723,464             100   $          1,000
                                                   ============    ================    ============   ================
EMERGING GROWTH FUND
   Sold                                                 112,726    $        626,969         212,348   $      1,296,649
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                            (106,685)           (558,046)       (114,171)          (737,521)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                                6,041    $         68,923          98,177   $        559,128
                                                   ============    ================    ============   ================
INTERNATIONAL EQUITY FUND
   Sold                                              26,185,417    $    235,220,593      24,615,298   $    245,521,861
   Issued as reinvestment of dividends                        -                   -          20,954            187,325
   Redeemed                                         (25,664,532)       (232,261,819)    (21,581,924)      (214,684,453)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              520,885    $      2,958,774       3,054,328   $     31,024,733
                                                   ============    ================    ============   ================
OVERSEAS FUND+
   Sold                                                 162,412    $      1,391,103          10,452   $        103,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                             (33,360)           (282,527)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              129,052    $      1,108,576          10,452   $        103,000
                                                   ============    ================    ============   ================

                                       269

                                                                                 CLASS S
                                                                                 -------
                                                    SIX MONTHS ENDED JUNE 30, 2002      YEAR ENDED DECEMBER 31, 2001
                                                      SHARES            AMOUNT            SHARES           AMOUNT
                                                   ------------    ----------------    ------------   ----------------
MONEY MARKET FUND**
   Sold                                             361,667,952    $    362,501,606     905,788,054   $    924,429,286
   Issued as reinvestment of dividends                2,203,893           2,204,067      14,666,217         14,668,785
   Redeemed                                        (440,000,488)       (441,112,425)   (918,018,317)      (937,446,610)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                          (76,128,643)   $    (76,406,752)      2,435,954   $      1,651,461
                                                   ============    ================    ============   ================
SHORT-DURATION BOND FUND
   Sold                                               2,816,151    $     28,610,551       5,564,783   $     58,096,645
   Issued as reinvestment of dividends                        -                   -         886,693          8,885,843
   Redeemed                                          (3,132,841)        (31,891,898)     (8,633,951)       (89,760,149)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                             (316,690)   $     (3,281,347)     (2,182,475)  $    (22,777,661)
                                                   ============    ================    ============   ================
CORE BOND FUND
   Sold                                              25,426,487    $    279,774,303      58,333,645   $    650,113,336
   Issued as reinvestment of dividends                        -                   -       4,954,676         53,345,246
   Redeemed                                         (22,161,632)       (243,206,371)    (52,342,309)      (584,073,785)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            3,264,855    $     36,567,932      10,946,012   $    119,384,797
                                                   ============    ================    ============   ================
DIVERSIFIED BOND FUND
   Sold                                                  18,967    $        187,335          90,696   $        916,505
   Issued as reinvestment of dividends                        -                   -         163,652          1,577,610
   Redeemed                                             (45,311)           (446,842)        (57,081)          (577,580)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              (26,344)   $       (259,507)        197,267   $      1,916,535
                                                   ============    ================    ============   ================
BALANCED FUND
   Sold                                               4,044,604    $     35,889,602      10,322,673   $     96,741,676
   Issued as reinvestment of dividends                        -                   -       1,174,473         10,559,410
   Redeemed                                          (6,568,090)        (58,260,278)    (16,397,607)      (153,548,822)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                           (2,523,486)   $    (22,370,676)     (4,900,461)  $    (46,247,736)
                                                   ============    ================    ============   ================
CORE VALUE EQUITY FUND
   Sold                                              10,368,089    $     90,716,181      22,323,253   $    252,054,276
   Issued as reinvestment of dividends                        -                   -      32,045,934        300,466,042
   Redeemed                                         (41,875,372)       (364,314,201)    (55,046,024)      (607,079,471)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                          (31,507,283)   $   (273,598,020)       (676,837)  $    (54,559,153)
                                                   ============    ================    ============   ================
FUNDAMENTAL VALUE FUND*
   Sold                                               8,093,032    $     80,001,022       1,000,100   $     10,001,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                            (634,621)         (6,232,480)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            7,458,411    $     73,768,542       1,000,100   $     10,001,000
                                                   ============    ================    ============   ================
VALUE EQUITY FUND+
   Sold                                               3,254,494    $     30,437,308       5,665,199   $     54,055,926
   Issued as reinvestment of dividends                        -                   -          23,577            219,737
   Redeemed                                            (792,814)         (7,395,367)       (171,955)        (1,604,040)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            2,461,680    $     23,041,941       5,516,821   $     52,671,623
                                                   ============    ================    ============   ================
LARGE CAP VALUE FUND
   Sold                                               5,102,280    $     43,703,830      15,654,435   $    141,785,343
   Issued as reinvestment of dividends                        -                   -         168,629          1,472,499
   Redeemed                                          (3,625,172)        (30,709,034)     (6,876,583)       (61,766,608)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            1,477,108    $     12,994,796       8,946,481   $     81,491,234
                                                   ============    ================    ============   ================
INDEXED EQUITY FUND
   Sold                                              13,529,143    $    138,840,429      22,090,092   $    246,844,593
   Issued as reinvestment of dividends                        -                   -         532,751          5,696,484
   Redeemed                                         (10,898,575)       (111,952,595)    (24,366,208)      (270,117,912)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            2,630,568    $     26,887,834      (1,743,365)  $    (17,576,835)
                                                   ============    ================    ============   ================
BLUE CHIP GROWTH FUND++
   Sold                                               1,588,459    $     13,725,625      14,601,994   $    144,259,799
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                          (2,431,262)        (20,893,646)     (2,187,984)       (19,669,579)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                             (842,803)   $     (7,168,021)     12,414,010   $    124,590,220
                                                   ============    ================    ============   ================

                                       270

                                                                                 CLASS S
                                                                                 -------
                                                    SIX MONTHS ENDED JUNE 30, 2002      YEAR ENDED DECEMBER 31, 2001
                                                      SHARES            AMOUNT            SHARES           AMOUNT
                                                   ------------    ----------------    ------------   ----------------
LARGE CAP GROWTH FUND*
   Sold                                               2,538,898    $     23,663,556       1,000,100   $     10,001,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                             (52,766)           (477,832)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            2,486,132    $     23,185,724       1,000,100   $     10,001,000
                                                   ============    ================    ============   ================
GROWTH EQUITY FUND
   Sold                                               3,819,062    $     30,292,272      11,032,775   $     98,582,950
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                          (3,100,582)        (24,657,226)     (5,090,183)       (46,624,042)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              718,480    $      5,635,046       5,942,592   $     51,958,908
                                                   ============    ================    ============   ================
AGGRESSIVE GROWTH FUND
   Sold                                               3,853,999    $     19,781,056      10,009,588   $     59,224,041
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                          (3,684,116)        (18,988,606)     (5,299,425)       (30,141,920)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              169,883    $        792,450       4,710,163   $     29,082,121
                                                   ============    ================    ============   ================
OTC 100 FUND
   Sold                                               5,320,588    $     18,508,910       7,204,978   $     32,661,801
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                          (5,219,936)        (17,989,546)     (5,796,974)       (25,247,109)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              100,652    $        519,364       1,408,004   $      7,414,692
                                                   ============    ================    ============   ================
FOCUSED VALUE FUND
   Sold                                               3,893,732    $     52,316,532       6,793,030   $     84,526,227
   Issued as reinvestment of dividends                        -                   -         222,280          2,957,326
   Redeemed                                          (3,346,804)        (44,266,463)     (3,943,332)       (49,108,417)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              546,928    $      8,050,069       3,071,978   $     38,375,136
                                                   ============    ================    ============   ================
SMALL COMPANY VALUE FUND*
   Sold                                               4,566,846    $     48,210,128       1,000,100   $     10,001,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                          (1,298,411)        (13,943,007)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            3,268,435    $     34,267,121       1,000,100   $     10,001,000
                                                   ============    ================    ============   ================
SMALL CAP EQUITY FUND
   Sold                                              10,972,068    $    143,394,198      14,998,854   $    198,995,089
   Issued as reinvestment of dividends                        -                   -       3,734,878         47,769,089
   Redeemed                                         (17,024,508)       (217,463,183)    (18,816,589)      (245,121,126)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                           (6,052,440)   $    (74,068,985)        (82,857)  $      1,643,052
                                                   ============    ================    ============   ================
MID CAP GROWTH EQUITY FUND
   Sold                                               2,112,088    $     16,289,483       6,623,991   $     61,650,109
   Issued as reinvestment of dividends                        -                   -          14,216            117,281
   Redeemed                                          (3,256,948)        (25,019,693)     (7,040,154)       (65,358,086)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                           (1,144,860)   $     (8,730,210)       (401,947)  $     (3,590,696)
                                                   ============    ================    ============   ================
MID CAP GROWTH EQUITY II FUND
   Sold                                               1,972,069    $     20,052,027       4,837,937   $     48,210,931
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                          (1,663,350)        (16,775,335)     (4,881,394)       (47,846,781)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                              308,719    $      3,276,692         (43,457)  $        364,150
                                                   ============    ================    ============   ================
SMALL CAP GROWTH EQUITY FUND
   Sold                                               3,404,734    $     38,948,117       7,982,872   $     97,179,474
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                          (2,340,167)        (26,522,694)     (5,807,732)       (70,090,072)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            1,064,567    $     12,425,423       2,175,140   $     27,089,402
                                                   ============    ================    ============   ================
SMALL COMPANY GROWTH FUND*
   Sold                                                 110,992    $      1,043,920       1,000,100   $     10,001,000
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                             (31,622)           (318,084)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                               79,370    $        725,836       1,000,100   $     10,001,000
                                                   ============    ================    ============   ================

                                       271

                                                                                 CLASS S
                                                                                 -------
                                                    SIX MONTHS ENDED JUNE 30, 2002      YEAR ENDED DECEMBER 31, 2001
                                                      SHARES            AMOUNT            SHARES           AMOUNT
                                                   ------------    ----------------    ------------   ----------------
EMERGING GROWTH FUND
   Sold                                                 941,683    $      5,231,351       3,351,724   $     21,357,614
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                          (1,165,280)         (6,263,855)     (2,260,833)       (13,598,678)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                             (223,597)   $     (1,032,504)      1,090,891   $      7,758,936
                                                   ============    ================    ============   ================
INTERNATIONAL EQUITY FUND
   Sold                                             111,680,755    $  1,009,888,366     141,838,966   $  1,435,886,756
   Issued as reinvestment of dividends                        -                   -         280,960          2,518,415
   Redeemed                                        (112,830,136)     (1,025,883,122)   (148,298,809)    (1,510,159,376)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                           (1,149,381)   $    (15,994,756)     (6,178,883)  $    (71,754,205)
                                                   ============    ================    ============   ================
OVERSEAS FUND+
   Sold                                               2,501,899    $     21,938,349       2,507,625   $     25,064,764
   Issued as reinvestment of dividends                        -                   -               -                  -
   Redeemed                                            (117,968)         (1,032,921)        (30,457)          (300,005)
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            2,383,931    $     20,905,428       2,477,168   $     24,764,759
                                                   ============    ================    ============   ================

                                                                                 CLASS Z
                                                                                 -------
                                                    SIX MONTHS ENDED JUNE 30, 2002      YEAR ENDED DECEMBER 31, 2001
                                                      SHARES            AMOUNT            SHARES           AMOUNT
                                                   ------------    ----------------    ------------   ----------------
INDEXED EQUITY FUND+
   Sold                                               3,081,949    $     33,211,634           8,834   $        103,000
   Issued as reinvestment of dividends                        -                   -             103              1,104
   Redeemed                                            (328,587)         (3,342,929)              -                  -
                                                   ------------    ----------------    ------------   ----------------
   Net increase (decrease)                            2,753,362    $     29,868,705           8,937   $        104,104
                                                   ============    ================    ============   ================

*   THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.
** DECEMBER 31, 2001 SHARES AMOUNTS HAVE BEEN RESTATED TO REFLECT STOCK SPLITS (SEE NOTE 8).
+ FOR THE PERIOD MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
++ FOR THE PERIOD JUNE 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

6. FOREIGN SECURITIES

The International Equity and Overseas Funds invest substantially all of their assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. FEDERAL INCOME TAX INFORMATION

At June 30, 2002, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

                                        FEDERAL        TAX BASIS       TAX BASIS     NET UNREALIZED
                                      INCOME TAX      UNREALIZED      UNREALIZED      APPRECIATION/
                                         COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                    ---------------  ------------   --------------   --------------
Short-Duration Bond Fund            $   315,004,846  $  6,823,173   $   (5,697,769)  $    1,125,404
Core Bond Fund                        1,463,976,810    30,558,609      (29,507,243)       1,051,366
Diversified Bond Fund                    38,654,373       830,685       (1,532,836)        (702,151)
Balanced Fund                           350,146,191    13,352,438      (29,199,617)     (15,847,179)
Core Value Equity Fund                1,235,852,490    75,953,743     (127,630,528)     (51,676,785)
Fundamental Value Fund                  129,316,404     1,821,009       (7,820,467)      (5,999,458)
Value Equity Fund                       106,093,921     3,843,054       (7,671,165)      (3,828,111)
Large Cap Value Fund                    616,915,615    26,647,810      (83,516,396)     (56,868,586)
Indexed Equity Fund                   1,152,428,538    92,086,283     (314,483,167)    (222,396,884)
Blue Chip Growth Fund                   438,300,794    10,235,584      (90,829,844)     (80,594,260)
Large Cap Growth Fund                    34,005,807       355,469       (5,179,639)      (4,824,170)
Growth Equity Fund                      458,283,285     9,124,334      (40,435,309)     (31,310,975)
Aggressive Growth Fund                  171,533,443     7,761,031      (19,271,133)     (11,510,102)
OTC 100 Fund                             64,985,525     1,058,132      (30,834,272)     (29,776,140)
Focused Value Fund                      249,857,368    17,335,352      (14,587,063)       2,748,289
Small Company Value Fund                 51,482,686     3,129,529       (3,302,026)        (172,497)
Small Cap Equity Fund                   579,747,646    74,771,860      (44,850,695)      29,921,165
Mid Cap Growth Equity Fund              155,174,362     2,023,308       (7,140,684)      (5,117,376)
Mid Cap Growth Equity II Fund           305,196,613    40,224,926      (37,962,660)       2,262,266
Small Cap Growth Equity Fund            336,636,019    17,857,652      (46,049,444)     (28,191,792)
Small Company Growth Fund                13,808,688       586,400       (2,134,648)      (1,548,248)
Emerging Growth Fund                    110,819,366     4,121,899      (17,350,087)     (13,228,188)
International Equity Fund             1,271,547,011    87,301,637     (296,903,529)    (209,601,892)
Overseas Fund                            60,054,146     3,575,535       (3,042,882)         532,653

Note: The aggregate cost for the Money Market Fund as of June 30, 2002, is the same for financial reporting and Federal income tax purposes.

At December 31, 2001, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                             AMOUNT             EXPIRATION DATE
                                         -------------         -----------------
Money Market Fund                        $     100,872         December 31, 2008
Money Market Fund                               12,333         December 31, 2007
Short-Duration Bond Fund                       793,290         December 31, 2008
Diversified Bond Fund                          215,281         December 31, 2009
Diversified Bond Fund                           13,007         December 31, 2008
Diversified Bond Fund                          108,510         December 31, 2007
Balanced Fund                               22,166,384         December 31, 2009
Value Equity Fund                            1,120,619         December 31, 2009
Large Cap Value Fund                        22,616,848         December 31, 2009
Indexed Equity Fund                          5,152,617         December 31, 2009
Blue Chip Growth Fund                       17,582,488         December 31, 2009
Growth Equity Fund                         113,123,442         December 31, 2009
Aggressive Growth Fund                      74,645,245         December 31, 2009
Aggressive Growth Fund                       4,316,566         December 31, 2008
OTC 100 Fund                                 2,229,926         December 31, 2009
Mid Cap Growth Equity Fund                  86,096,985         December 31, 2009
Mid Cap Growth Equity II Fund               16,259,824         December 31, 2009
Mid Cap Growth Equity II Fund                  548,174         December 31, 2008
Small Cap Growth Equity Fund                37,738,730         December 31, 2009
Small Cap Growth Equity Fund                 1,738,099         December 31, 2008
Emerging Growth Fund                        39,418,506         December 31, 2009
Emerging Growth Fund                         8,967,181         December 31, 2008
International Equity Fund                   98,446,792         December 31, 2009
Overseas Fund                                2,240,695         December 31, 2009

The following Funds have elected to defer to January 1, 2002 post-October losses:

                                                                      AMOUNT
                                                                   ------------
Short-Duration Bond Fund                                           $     35,539
Core Bond Fund                                                          262,562
Diversified Bond Fund                                                    57,446
Balanced Fund                                                         2,880,020
Value Equity Fund                                                       389,525
Large Cap Value Fund                                                  2,381,653
Indexed Equity Fund                                                   2,808,753
Blue Chip Growth Fund                                                 3,752,640
Growth Equity Fund                                                   20,446,260
Aggressive Growth Fund                                                    8,177
OTC 100 Fund                                                          3,582,149
Small Cap Equity Fund                                                   449,990
Mid Cap Growth Equity Fund                                            3,721,091
Mid Cap Growth Equity II Fund                                         4,549,438
Small Cap Growth Equity Fund                                         19,067,500
Emerging Growth Fund                                                  1,857,626
International Equity Fund                                             8,681,023
Overseas Fund                                                           380,314

The following Funds have elected to defer to January 1, 2002 post-October currency losses:

                                                                      AMOUNT
                                                                   ------------
Value Equity Fund                                                  $         20
Blue Chip Growth Fund                                                     3,389
Growth Equity Fund                                                       17,890
Aggressive Growth Fund                                                      164
International Equity Fund                                             3,131,850
Overseas Fund                                                            10,918

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2001:

                                                         CAPITAL GAINS DIVIDEND
                                                         ----------------------
Core Bond Fund                                                $       4,377,237
Balanced Fund                                                             1,089
Core Value Equity Fund                                              300,359,712
Focused Value Fund                                                    1,546,230
Small Cap Equity Fund                                                50,585,389

8. STOCK SPLIT

On April 29, 2002, the Trustees of the Trust approved a stock split for Class A, Class L, Class Y and Class S shares of the Prime Fund. The stock split was effective as of May 1, 2002. The stock split was effected in connection with the decision to change the name and strategy of the Prime Fund to the Money Market Fund. Class A, Class L, Class Y and Class S shares of the Prime Fund were given a conversion factor based on the closing NAV on April 30, 2002. The conversion factors for the classes were as follows:

NAME OF FUND AND SHARE CLASS                                  CONVERSION FACTOR
----------------------------                                  -----------------
Prime Fund Class A                                                 151.77443730
Prime Fund Class L                                                 152.68126440
Prime Fund Class Y                                                 153.21053850
Prime Fund Class S                                                 153.46529030

Each shareholder may determine the number of shares owned as a result of the stock split by multiplying the number of shares owned immediately prior to the stock split by the above conversion factor. The stock split did not result in a change to shareholder account balances.

                                   Distributor

                              MML Distributors, LLC
                                1414 Main Street
                           Springfield, MA 01144-1014

August 28, 2002                                                        L4543 802